UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2023
CTIVP® – Westfield Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Westfield Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	25.48	14.58	9.97
Class 2	05/07/10	25.17	14.29	9.69
Russell Midcap Growth Index		25.87	13.81	10.57
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	100.0
Money Market Funds	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	1.1
Consumer Discretionary	10.9
Consumer Staples	2.3
Energy	3.4
Financials	9.1
Health Care	20.0
Industrials	22.6
Information Technology	24.0
Materials	3.4
Real Estate	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 90.97% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund returned 25.17%. The Fund’s benchmark, the Russell Midcap Growth Index, returned 25.87% over the same time period.
Market overview
Stocks surged in January on the hopes of more dovish U.S. Federal Reserve (Fed) policy and a soft-landing, but indexes reversed course in February as data showed persistent inflation and hawkish Fed commentary. By the second quarter, capitalization-weighted broad market indices, such as the S&P 500 Index and NASDAQ Composite Index, surged, driven predominantly by robust gains from a select group of mega-cap tech stocks aptly named the “Magnificent 7.” The Fed’s policy trajectory was a central focus during the period as investors broadly expected a pause in interest rate hikes that was confirmed in September.
U.S. equities rallied sharply to end the year, with major indices recording double-digit gains in the fourth quarter. Markets turned sharply higher in October on the heels of a dovish policy pivot by the Fed, with many market participants proclaiming the end of the current rate hiking cycle. The dramatic easing of financial conditions driven by falling inflation and falling interest rates propelled the market upward, as expectations for a successful soft landing gained traction. Importantly, the final months of 2023 saw a broadening in market leadership, moving beyond the dominance of the seven tech giants, with standout performances in small-cap equities and sectors such as regional banks, credit cards and homebuilders.
The Fund’s notable detractors during the period
•
The energy sector was the biggest detractor from relative returns during the period.
•
The communication services sector was also a source of relative weakness. The sector produced positive absolute returns and outperformed the broader market, which was a headwind given the Fund’s underweight exposure. In particular, the Fund was hurt by not owning several outperforming stocks within the entertainment segment.
•
The Fund’s underweight relative to the benchmark in the strong-performing consumer discretionary sector also detracted from relative returns during the year.
•
Among Fund holdings, Devon Energy Corporation, an energy exploration and production company, was the largest source of relative weakness due to a disappointing fourth quarter, combined with significant pressure on the overall oil sector. Devon stumbled on volume and capital expenditures for the second quarter in a row and, while free-cash-flow guidance only came down slightly, the stock sold off as investors lost some confidence in management and were shaken by the decline in global oil prices.
•
Sarepta Therapeutics, Inc., a Duchenne’s Muscular Dystrophy (DMD) therapy developer, was another relative detractor. The stock price lagged following the failure of a key U.S. Food and Drug Administration confirmatory trial for their lead DMD gene therapy program. Many investors still believe the FDA will ultimately approve expanded uses for the therapy, but in our opinion, we fear the product may have more limited use and we decided to exit our position, with low confidence given their current trial’s failure.
•
IT Services company EPAM Systems, Inc. also detracted from relative returns over the period. Shares traded lower after the company pre-announced a negative outlook a month after reporting earnings, citing macro deteriorations. As a result, we lost confidence in management and decided to sell our position as a source of funds for other names which we believe have better risk/reward potential.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
Strong stock selection within the information technology and materials sectors contributed to Fund results versus the benchmark during the period.
•
The consumer staples sector was another source of relative strength. The sector produced positive absolute returns during the period but trailed the broader market, which provided a tailwind due to the Fund’s underweight positioning. The Fund also benefited from not owning underperforming stocks within household products that weighed on the benchmark.
•
Among Fund holdings, Palo Alto Networks, Inc., a provider of network security solutions to enterprises and government entities, was the top contributor to relative performance over the period. The company released strong earnings reports throughout the year and provided positive demand commentary.
•
TransDigm Group, Inc., a manufacturer of engineered aircraft components, was another positive contributor to relative returns. The company reported strong aftermarket growth and margin improvement throughout the year, which was viewed favorably by investors. Through our meetings with management, we remain affirmed in our view of TransDigm as an advantaged player in their industry and a long-term core holding in our portfolio.
•
Enphase Energy, Inc., an energy technology company, also contributed to relative results. Although the stock underperformed the broader market during the year, we initiated our position in December and avoided the prior weakness, which led to the stock being a relative contributor. We believe Enphase is a high-quality company with multiple large growth opportunities in solar and electrification and offers a tech-driven way to invest in the secular-growth trend of solar and storage.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,078.40	1,020.84	4.25	4.13	0.82
Class 2	1,000.00	1,000.00	1,077.10	1,019.60	5.54	5.39	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 100.2%
Issuer	Shares	Value ($)
Communication Services 1.1%
Entertainment 1.1%
Live Nation Entertainment, Inc.(a)	37,840	3,541,824
Total Communication Services		3,541,824
Consumer Discretionary 10.9%
Automobile Components 1.0%
Aptiv PLC(a)	38,300	3,436,276
Hotels, Restaurants & Leisure 5.0%
Chipotle Mexican Grill, Inc.(a)	2,439	5,577,895
DraftKings, Inc., Class A(a)	133,095	4,691,599
Hilton Worldwide Holdings, Inc.	34,880	6,351,299
Total		16,620,793
Specialty Retail 2.8%
Ross Stores, Inc.	66,200	9,161,418
Textiles, Apparel & Luxury Goods 2.1%
lululemon athletica, Inc.(a)	7,457	3,812,690
Tapestry, Inc.	88,061	3,241,525
Total		7,054,215
Total Consumer Discretionary		36,272,702
Consumer Staples 2.4%
Beverages 2.4%
Constellation Brands, Inc., Class A	32,330	7,815,778
Total Consumer Staples		7,815,778
Energy 3.4%
Energy Equipment & Services 0.9%
Halliburton Co.	87,060	3,147,219
Oil, Gas & Consumable Fuels 2.5%
Devon Energy Corp.	95,400	4,321,620
Diamondback Energy, Inc.	24,670	3,825,824
Total		8,147,444
Total Energy		11,294,663
Financials 9.1%
Capital Markets 3.9%
Ares Management Corp., Class A	54,500	6,481,140
MSCI, Inc.	11,605	6,564,368
Total		13,045,508
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 1.9%
Global Payments, Inc.	51,100	6,489,700
Insurance 3.3%
American International Group, Inc.	95,350	6,459,963
Arthur J Gallagher & Co.	19,780	4,448,126
Total		10,908,089
Total Financials		30,443,297
Health Care 20.0%
Biotechnology 3.5%
Ascendis Pharma A/S ADR(a)	61,250	7,714,437
Legend Biotech Corp., ADR(a)	67,570	4,065,687
Total		11,780,124
Health Care Equipment & Supplies 13.2%
Align Technology, Inc.(a)	15,740	4,312,760
Cooper Companies, Inc. (The)	15,529	5,876,795
DexCom, Inc.(a)	85,660	10,629,550
GE HealthCare Technologies, Inc.	72,320	5,591,782
IDEXX Laboratories, Inc.(a)	14,320	7,948,316
Insulet Corp.(a)	29,398	6,378,778
Masimo Corp.(a)	28,610	3,353,378
Total		44,091,359
Life Sciences Tools & Services 3.3%
Avantor, Inc.(a)	247,746	5,656,041
ICON PLC(a)	18,370	5,199,996
Total		10,856,037
Total Health Care		66,727,520
Industrials 22.6%
Aerospace & Defense 5.4%
Axon Enterprise, Inc.(a)	23,930	6,181,837
TransDigm Group, Inc.	11,563	11,697,131
Total		17,878,968
Building Products 2.4%
Builders FirstSource, Inc.(a)	48,550	8,104,937
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 3.7%
Copart, Inc.(a)	163,140	7,993,860
Waste Connections, Inc.	29,930	4,467,651
Total		12,461,511
Electrical Equipment 4.4%
AMETEK, Inc.	37,120	6,120,717
Rockwell Automation, Inc.	27,815	8,636,001
Total		14,756,718
Ground Transportation 1.9%
JB Hunt Transport Services, Inc.	31,100	6,211,914
Professional Services 2.9%
Ceridian HCM Holding, Inc.(a)	88,060	5,910,587
Genpact Ltd.	110,210	3,825,389
Total		9,735,976
Trading Companies & Distributors 1.9%
Watsco, Inc.	14,460	6,195,676
Total Industrials		75,345,700
Information Technology 24.1%
Electronic Equipment, Instruments & Components 3.1%
CDW Corp.	29,400	6,683,208
Zebra Technologies Corp., Class A(a)	12,820	3,504,091
Total		10,187,299
IT Services 1.6%
MongoDB, Inc.(a)	13,190	5,392,731
Semiconductors & Semiconductor Equipment 4.9%
Enphase Energy, Inc.(a)	28,120	3,715,777
Marvell Technology, Inc.	83,120	5,012,967
Microchip Technology, Inc.	44,770	4,037,359
MKS Instruments, Inc.	35,390	3,640,569
Total		16,406,672
Software 13.2%
Datadog, Inc., Class A(a)	45,780	5,556,776
Fair Isaac Corp.(a)	6,810	7,926,908
HubSpot, Inc.(a)	13,660	7,930,176
NiCE Ltd., ADR(a)	19,500	3,890,445
Common Stocks (continued)
Issuer	Shares	Value ($)
Palo Alto Networks, Inc.(a)	20,420	6,021,450
Procore Technologies, Inc.(a)	78,190	5,412,312
Zscaler, Inc.(a)	31,850	7,056,686
Total		43,794,753
Technology Hardware, Storage & Peripherals 1.3%
Western Digital Corp.(a)	83,010	4,347,234
Total Information Technology		80,128,689
Materials 3.4%
Chemicals 1.5%
Celanese Corp., Class A	31,370	4,873,957
Construction Materials 1.9%
Vulcan Materials Co.	28,550	6,481,136
Total Materials		11,355,093
Real Estate 3.2%
Real Estate Management & Development 1.7%
CoStar Group, Inc.(a)	65,610	5,733,658
Specialized REITs 1.5%
SBA Communications Corp.	19,050	4,832,794
Total Real Estate		10,566,452
Total Common Stocks (Cost $276,088,330)		333,491,718

Money Market Funds 0.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	88,978	88,961
Total Money Market Funds (Cost $88,952)		88,961
Total Investments in Securities (Cost: $276,177,282)		333,580,679
Other Assets & Liabilities, Net		(565,518)
Net Assets		333,015,161
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	8,638,059	108,233,693	(116,782,174)	(617)	88,961	1,252	288,024	88,978
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,541,824	—	—	3,541,824
Consumer Discretionary	36,272,702	—	—	36,272,702
Consumer Staples	7,815,778	—	—	7,815,778
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	11,294,663	—	—	11,294,663
Financials	30,443,297	—	—	30,443,297
Health Care	66,727,520	—	—	66,727,520
Industrials	75,345,700	—	—	75,345,700
Information Technology	80,128,689	—	—	80,128,689
Materials	11,355,093	—	—	11,355,093
Real Estate	10,566,452	—	—	10,566,452
Total Common Stocks	333,491,718	—	—	333,491,718
Money Market Funds	88,961	—	—	88,961
Total Investments in Securities	333,580,679	—	—	333,580,679
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $276,088,330)	$333,491,718
Affiliated issuers (cost $88,952)	88,961
Receivable for:
Investments sold	2,777,292
Capital shares sold	77,023
Dividends	17,181
Expense reimbursement due from Investment Manager	240
Prepaid expenses	7,419
Total assets	336,459,834
Liabilities
Payable for:
Capital shares redeemed	2,631,006
Management services fees	7,527
Distribution and/or service fees	226
Service fees	1,499
Compensation of chief compliance officer	62
Interfund lending	700,000
Compensation of board members	1,018
Other expenses	19,074
Deferred compensation of board members	84,261
Total liabilities	3,444,673
Net assets applicable to outstanding capital stock	$333,015,161
Represented by
Trust capital	$333,015,161
Total - representing net assets applicable to outstanding capital stock	$333,015,161
Class 1
Net assets	$300,065,254
Shares outstanding	6,710,874
Net asset value per share	$44.71
Class 2
Net assets	$32,949,907
Shares outstanding	763,397
Net asset value per share	$43.16
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$2,975,868
Dividends — affiliated issuers	288,024
Interfund lending	1,398
Foreign taxes withheld	(5,101)
Total income	3,260,189
Expenses:
Management services fees	2,687,679
Distribution and/or service fees
Class 2	71,070
Service fees	18,194
Custodian fees	10,678
Printing and postage fees	10,456
Accounting services fees	30,090
Legal fees	16,206
Interest on interfund lending	1,622
Compensation of chief compliance officer	62
Compensation of board members	14,824
Deferred compensation of board members	9,835
Other	14,250
Total expenses	2,884,966
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(69,144)
Total net expenses	2,815,822
Net investment income	444,367
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,250,055
Investments — affiliated issuers	1,252
Net realized gain	25,251,307
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	50,611,229
Investments — affiliated issuers	(617)
Net change in unrealized appreciation (depreciation)	50,610,612
Net realized and unrealized gain	75,861,919
Net increase in net assets resulting from operations	$76,306,286
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$444,367	$119,518
Net realized gain (loss)	25,251,307	(4,014,520)
Net change in unrealized appreciation (depreciation)	50,610,612	(104,689,270)
Net increase (decrease) in net assets resulting from operations	76,306,286	(108,584,272)
Increase (decrease) in net assets from capital stock activity	(61,220,855)	79,485
Total increase (decrease) in net assets	15,085,431	(108,504,787)
Net assets at beginning of year	317,929,730	426,434,517
Net assets at end of year	$333,015,161	$317,929,730

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	25,944	1,034,472	238,398	8,573,368
Shares redeemed	(1,504,939)	(62,536,188)	(225,469)	(8,747,179)
Net increase (decrease)	(1,478,995)	(61,501,716)	12,929	(173,811)
Class 2
Shares sold	72,421	2,788,240	76,858	2,924,539
Shares redeemed	(66,232)	(2,507,379)	(70,047)	(2,671,243)
Net increase	6,189	280,861	6,811	253,296
Total net increase (decrease)	(1,472,806)	(61,220,855)	19,740	79,485
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

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CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$35.63	0.06	9.02	9.08
Year Ended 12/31/2022	$47.89	0.02	(12.28)	(12.26)
Year Ended 12/31/2021	$41.03	(0.14)	7.00	6.86
Year Ended 12/31/2020	$32.18	(0.11)	8.96	8.85
Year Ended 12/31/2019	$22.64	0.07	9.47	9.54
Class 2
Year Ended 12/31/2023	$34.48	(0.03)	8.71	8.68
Year Ended 12/31/2022	$46.46	(0.07)	(11.91)	(11.98)
Year Ended 12/31/2021	$39.91	(0.24)	6.79	6.55
Year Ended 12/31/2020	$31.38	(0.19)	8.72	8.53
Year Ended 12/31/2019	$22.13	0.01	9.24	9.25

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$44.71	25.48%	0.85% (c)	0.83% (c)	0.15%	64%	$300,065
Year Ended 12/31/2022	$35.63	(25.60% )	0.84%	0.84%	0.06%	60%	$291,820
Year Ended 12/31/2021	$47.89	16.72%	0.84% (c)	0.84% (c)	(0.32% )	58%	$391,573
Year Ended 12/31/2020	$41.03	27.50%	0.83% (c)	0.83% (c)	(0.35% )	75%	$638,591
Year Ended 12/31/2019	$32.18	42.14%	0.83%	0.83%	0.25%	70%	$555,819
Class 2
Year Ended 12/31/2023	$43.16	25.17%	1.10% (c)	1.08% (c)	(0.08% )	64%	$32,950
Year Ended 12/31/2022	$34.48	(25.79% )	1.09%	1.09%	(0.19% )	60%	$26,110
Year Ended 12/31/2021	$46.46	16.41%	1.09% (c)	1.09% (c)	(0.56% )	58%	$34,861
Year Ended 12/31/2020	$39.91	27.18%	1.08% (c)	1.08% (c)	(0.60% )	75%	$30,610
Year Ended 12/31/2019	$31.38	41.80%	1.08%	1.08%	0.02%	70%	$26,048
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – Westfield Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.81% to 0.68% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.81% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Westfield Capital Management Company, L.P. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
20
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.82%	0.84%
Class 2	1.07	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $209,372,137 and $260,260,879, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $3,392 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	712,500	5.71	16
Lender	1,720,000	5.85	5
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at December 31, 2023 as shown in the Statement of Assets and Liabilities. The loans are unsecured.
22
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Health care sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
24
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Westfield Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Westfield Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

28
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
30
CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

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CTIVP® – Westfield Mid Cap Growth Fund  | Annual Report 2023

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CTIVP® – Westfield Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7040_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – CenterSquare Real Estate Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – CenterSquare Real Estate Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income and capital appreciation.

Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	13.76	7.98	5.72
Class 2	05/07/10	13.56	7.73	5.46
FTSE Nareit Equity REITs Index		13.73	7.39	7.65
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sub-industry breakdown (%) (at December 31, 2023)
Real Estate
Data Center REITs	11.8
Diversified REITs	0.8
Health Care REITs	13.3
Hotel & Resort REITs	3.4
Industrial REITs	14.6
Multi-Family Residential REITs	10.3
Office REITs	6.8
Other Specialized REITs	3.4
Real Estate Operating Companies	1.1
Retail REITs	17.5
Self Storage REITs	8.5
Single-Family Residential REITs	6.0
Telecom Tower REITs	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 84.93% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – CenterSquare Real Estate Fund returned 13.56%. The Fund’s benchmark, the FTSE Nareit Equity REITs Index, returned 13.73% during the same period.
Market overview
The U.S. real estate investment trust (REIT) market, as measured by the benchmark, underperformed the broad U.S. equities market during the annual period. Rising interest rates and indications from U.S. Federal Reserve officials that they would keep monetary policy tight created a challenging environment for REIT returns in the first nine months of 2023. Sub-sectors and individual companies saw their relative valuations decrease and become more attractive due more to the macroeconomic environment than to fundamental performance. In fact, as inflation cooled and interest rates began to move lower in the fourth quarter of the annual period, the REIT market experienced a rapid and sharp rise in valuations. The benchmark gained 16.22% in the fourth quarter of 2023, outperforming the S&P 500 Index return of 11.69% during the same timeframe.
The Fund’s notable detractors during the period
•
Having an out-of-benchmark exposure to the towers sub-sector detracted most from the Fund’s relative results during the annual period. Despite a strong fourth quarter 2023 rally, towers faced challenges from high interest rates and slowing spending by cell phone carriers.
•
An underweight to the regional malls sub-sector detracted as well. Despite a secular downward trend and concerns about weakening consumer spending in the event of a recession, regional mall REITs rallied strongly toward year-end 2023.
•
Having an overweight to the industrials sub-sector further dampened the Fund’s relative results, as concerns about high relative valuations and slowing rent growth in their geographic footprints weighed on these properties.
•
Medical Properties Trust, Inc., which is an owner of hospital properties, was the biggest individual detractor from the Fund’s results during the annual period. The REIT faced negative headlines from tenant-related issues during the year, causing its share price to fall.
•
Essex Property Trust, Inc. is an apartment REIT with high exposure to the technology-related job market. The company detracted from Fund results, as lower apartment supply growth in the markets where it has exposure was offset by the impact of job cuts in the technology sector.
•
Iron Mountain Inc. is a document storage REIT that looked to be a favored defensive investment amid an environment of possible recession early in 2023. However, it detracted, as its shares fell based on its valuation looking stretched to many investors relative to its risk and growth prospects.
The Fund’s notable contributors during the period
•
Our focus on relative valuation and cash flow and emphasis on finding opportunities in areas of the market that we believed were undervalued due to tighter interest rate policy benefited the Fund’s relative performance during the annual period.
•
Effective stock selection in, and an overweighted allocation to, the data centers sub-sector contributed most positively to the Fund’s relative results during the annual period. The sub-sector performed well, rising along with other technology-related shares, during a period of investor enthusiasm for all companies that may benefit from supporting the growth of artificial intelligence (AI).
•
Security selection within the shopping centers and apartments sub-sectors added value, as did having an underweighted allocation to the lagging apartments sub-sector.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
The Fund’s shopping center positions focused on those properties with strong fundamentals that were temporarily out of favor before rising in the late-year rally.
○
The apartments sub-sector was weak due to concerns about growing supply and its effect on rents. The Fund focused on companies with exposure to coastal suburban markets that had less supply growth and thus better relative performance than companies with exposure in Sunbelt markets.
•
Digital Realty Trust, Inc. was the biggest individual positive contributor to the Fund’s relative performance during the annual period, benefiting from AI-related enthusiasm for data center names.
•
AvalonBay Communities, Inc. significantly outperformed the rest of the apartments sub-sector during the annual period, adding value to the Fund’s relative results. Its market focus on coastal suburban markets made it less susceptible to supply growth concerns, which held back much of the sub-sector, particularly companies with exposure to Sunbelt markets.
•
Life Storage, Inc., of the self-storage sub-sector, was a top contributor, performing well due to strong fundamentals and a favorable geographic footprint. It was acquired during the annual period by Extra Space Storage Inc. at a premium, which generated strong relative performance for the Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in real estate investment trusts (REITs) and in securities of other companies principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,077.60	1,020.84	4.25	4.13	0.82
Class 2	1,000.00	1,000.00	1,078.50	1,019.60	5.54	5.39	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.4%
Issuer	Shares	Value ($)
Real Estate 99.4%
Data Center REITs 11.7%
Digital Realty Trust, Inc.	57,530	7,742,387
Equinix, Inc.	18,902	15,223,482
Total		22,965,869
Diversified REITs 0.8%
Broadstone Net Lease, Inc.	96,150	1,655,703
Health Care REITs 13.2%
CareTrust REIT, Inc.	58,980	1,319,972
Healthpeak Properties, Inc.	253,500	5,019,300
Medical Properties Trust, Inc.	237,450	1,165,880
Omega Healthcare Investors, Inc.	87,060	2,669,260
Ventas, Inc.	142,560	7,105,190
Welltower, Inc.	95,630	8,622,957
Total		25,902,559
Hotel & Resort REITs 3.3%
DiamondRock Hospitality Co.	145,020	1,361,738
Host Hotels & Resorts, Inc.	205,880	4,008,484
Xenia Hotels & Resorts, Inc.	87,370	1,189,979
Total		6,560,201
Industrial REITs 14.6%
Americold Realty Trust, Inc.	31,790	962,283
First Industrial Realty Trust, Inc.	80,140	4,220,974
Prologis, Inc.	143,580	19,139,214
Rexford Industrial Realty, Inc.	75,210	4,219,281
Total		28,541,752
Multi-Family Residential REITs 10.2%
AvalonBay Communities, Inc.	15,573	2,915,577
Camden Property Trust	24,410	2,423,669
Elme Communities	46,175	674,155
Equity Residential	118,110	7,223,607
Independence Realty Trust, Inc.	55,440	848,232
UDR, Inc.	156,530	5,993,534
Total		20,078,774
Common Stocks (continued)
Issuer	Shares	Value ($)
Office REITs 6.8%
Alexandria Real Estate Equities, Inc.	27,080	3,432,932
Boston Properties, Inc.	38,830	2,724,701
Cousins Properties, Inc.	104,490	2,544,332
Douglas Emmett, Inc.	88,400	1,281,800
Highwoods Properties, Inc.	35,020	804,059
Kilroy Realty Corp.	54,740	2,180,842
Paramount Group, Inc.	67,120	347,010
Total		13,315,676
Other Specialized REITs 3.4%
Lamar Advertising Co., Class A	11,010	1,170,143
Outfront Media, Inc.	18,010	251,419
VICI Properties, Inc.	161,810	5,158,503
Total		6,580,065
Real Estate Operating Companies 1.1%
Tricon Residential, Inc.	235,710	2,144,961
Retail REITs 17.3%
Agree Realty Corp.	65,742	4,138,459
Brixmor Property Group, Inc.	177,090	4,120,884
Kimco Realty Corp.	176,320	3,757,379
NNN REIT, Inc.	57,000	2,456,700
Realty Income Corp.	140,880	8,089,329
Retail Opportunity Investments Corp.	168,010	2,357,180
RPT Realty	117,466	1,507,089
Simon Property Group, Inc.	44,140	6,296,130
Urban Edge Properties	70,682	1,293,481
Total		34,016,631
Self Storage REITs 8.5%
CubeSmart	34,390	1,593,976
Extra Space Storage, Inc.	55,920	8,965,654
Public Storage	19,850	6,054,250
Total		16,613,880
Single-Family Residential REITs 6.0%
American Homes 4 Rent, Class A	8,390	301,704
Invitation Homes, Inc.	154,740	5,278,182
Sun Communities, Inc.	45,910	6,135,872
Total		11,715,758
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecom Tower REITs 2.5%
American Tower Corp.	15,530	3,352,616
SBA Communications Corp.	5,830	1,479,013
Total		4,831,629
Total Real Estate		194,923,458
Total Common Stocks (Cost: $186,053,956)		194,923,458

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(b)	802,129	801,968
Total Money Market Funds (Cost: $801,906)		801,968
Total Investments in Securities (Cost $186,855,862)		195,725,426
Other Assets & Liabilities, Net		457,580
Net Assets		$196,183,006
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(b)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	1,713,043	14,319,419	(15,230,506)	12	801,968	173	48,996	802,129
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	194,923,458	—	—	194,923,458
Total Common Stocks	194,923,458	—	—	194,923,458
Money Market Funds	801,968	—	—	801,968
Total Investments in Securities	195,725,426	—	—	195,725,426
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $186,053,956)	$194,923,458
Affiliated issuers (cost $801,906)	801,968
Receivable for:
Investments sold	69,502
Dividends	1,051,185
Foreign tax reclaims	1,367
Prepaid expenses	5,812
Total assets	196,853,292
Liabilities
Due to custodian	114,279
Payable for:
Capital shares redeemed	464,971
Management services fees	4,103
Distribution and/or service fees	182
Service fees	1,327
Compensation of chief compliance officer	34
Compensation of board members	896
Other expenses	19,000
Deferred compensation of board members	65,494
Total liabilities	670,286
Net assets applicable to outstanding capital stock	$196,183,006
Represented by
Paid in capital	187,998,500
Total distributable earnings (loss)	8,184,506
Total - representing net assets applicable to outstanding capital stock	$196,183,006
Class 1
Net assets	$169,899,850
Shares outstanding	26,797,713
Net asset value per share	$6.34
Class 2
Net assets	$26,283,156
Shares outstanding	4,187,612
Net asset value per share	$6.28
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
11

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$6,471,872
Dividends — affiliated issuers	48,996
Foreign taxes withheld	(6,192)
Total income	6,514,676
Expenses:
Management services fees	1,398,270
Distribution and/or service fees
Class 2	63,718
Service fees	16,709
Custodian fees	8,214
Printing and postage fees	12,053
Accounting services fees	31,226
Legal fees	14,360
Compensation of chief compliance officer	35
Compensation of board members	12,955
Deferred compensation of board members	8,115
Other	8,995
Total expenses	1,574,650
Net investment income	4,940,026
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,146,762)
Investments — affiliated issuers	173
Net realized loss	(4,146,589)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	23,762,988
Investments — affiliated issuers	12
Net change in unrealized appreciation (depreciation)	23,763,000
Net realized and unrealized gain	19,616,411
Net increase in net assets resulting from operations	$24,556,437
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$4,940,026	$3,793,280
Net realized gain (loss)	(4,146,589)	14,606,302
Net change in unrealized appreciation (depreciation)	23,763,000	(78,142,265)
Net increase (decrease) in net assets resulting from operations	24,556,437	(59,742,683)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(14,514,995)	(37,423,414)
Class 2	(2,209,326)	(6,236,896)
Total distributions to shareholders	(16,724,321)	(43,660,310)
Increase in net assets from capital stock activity	3,510,738	23,981,207
Total increase (decrease) in net assets	11,342,854	(79,421,786)
Net assets at beginning of year	184,840,152	264,261,938
Net assets at end of year	$196,183,006	$184,840,152

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	254,503	1,547,004	225,693	1,701,834
Distributions reinvested	2,415,141	14,514,995	5,278,338	37,423,414
Shares redeemed	(1,862,721)	(11,575,624)	(2,257,777)	(21,156,150)
Net increase	806,923	4,486,375	3,246,254	17,969,098
Class 2
Shares sold	167,403	989,657	333,845	2,594,980
Distributions reinvested	371,315	2,209,326	887,183	6,236,896
Shares redeemed	(698,393)	(4,174,620)	(375,722)	(2,819,767)
Net increase (decrease)	(159,675)	(975,637)	845,306	6,012,109
Total net increase	647,248	3,510,738	4,091,560	23,981,207
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$6.10	0.16	0.65	0.81	(0.13)	(0.44)	(0.57)
Year Ended 12/31/2022	$10.08	0.14	(2.32)	(2.18)	(0.14)	(1.66)	(1.80)
Year Ended 12/31/2021	$7.94	0.11	3.07	3.18	(0.13)	(0.91)	(1.04)
Year Ended 12/31/2020	$9.85	0.11	(0.70)	(0.59)	(0.39)	(0.93)	(1.32)
Year Ended 12/31/2019	$7.94	0.19	1.89	2.08	(0.17)	—	(0.17)
Class 2
Year Ended 12/31/2023	$6.04	0.14	0.65	0.79	(0.11)	(0.44)	(0.55)
Year Ended 12/31/2022	$10.00	0.12	(2.30)	(2.18)	(0.12)	(1.66)	(1.78)
Year Ended 12/31/2021	$7.88	0.09	3.05	3.14	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2020	$9.79	0.11	(0.72)	(0.61)	(0.37)	(0.93)	(1.30)
Year Ended 12/31/2019	$7.89	0.17	1.88	2.05	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$6.34	13.76%	0.81%	0.81%	2.69%	44%	$169,900
Year Ended 12/31/2022	$6.10	(24.12% )	0.80% (c)	0.80% (c)	1.83%	49%	$158,574
Year Ended 12/31/2021	$10.08	41.44%	0.80% (c)	0.80% (c)	1.24%	57%	$229,250
Year Ended 12/31/2020	$7.94	(4.87% )	0.79%	0.79%	1.37%	98%	$223,363
Year Ended 12/31/2019	$9.85	26.41%	0.77%	0.77%	2.05%	70%	$508,863
Class 2
Year Ended 12/31/2023	$6.28	13.56%	1.06%	1.06%	2.42%	44%	$26,283
Year Ended 12/31/2022	$6.04	(24.33% )	1.05% (c)	1.05% (c)	1.60%	49%	$26,266
Year Ended 12/31/2021	$10.00	41.20%	1.05% (c)	1.05% (c)	1.03%	57%	$35,012
Year Ended 12/31/2020	$7.88	(5.18% )	1.05%	1.05%	1.31%	98%	$25,754
Year Ended 12/31/2019	$9.79	26.16%	1.02%	1.02%	1.81%	70%	$30,302
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
15

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – CenterSquare Real Estate Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.75% of the Fund’s average daily net assets.
18
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with CenterSquare Investment Management LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.88%	0.85%	0.85%
Class 2	1.13	1.10	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments , capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(75,106)	89,505	(14,399)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,920,225	12,804,096	16,724,321	22,047,827	21,612,483	43,660,310
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
20
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,822,770	—	(4,180,010)	7,607,240
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
188,118,186	18,650,428	(11,043,188)	7,607,240
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(65,774)	(4,114,236)	(4,180,010)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $82,055,100 and $88,152,176, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $1,674 for the year ended December 31, 2023.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
22
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Real estate sector risk
The risks associated with investments in real estate investment trusts (REITs) subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect for earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – CenterSquare Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – CenterSquare Real Estate Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – CenterSquare Real Estate Fund  | Annual Report 2023
31

CTIVP® – CenterSquare Real Estate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7030_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – TCW Core Plus Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – TCW Core Plus Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return through current income and capital appreciation.

Portfolio management
TCW Investment Management Company LLC
Stephen Kane, CFA
Bryan Whalen, CFA
Jerry Cudzil
Ruben Hovhannisyan, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	5.91	1.29	1.76
Class 2	05/07/10	5.54	1.02	1.50
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	3.8
Commercial Mortgage-Backed Securities - Agency	0.6
Commercial Mortgage-Backed Securities - Non-Agency	3.1
Common Stocks	0.1
Corporate Bonds & Notes	19.8
Foreign Government Obligations	0.7
Money Market Funds(a)	15.4
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	32.8
Residential Mortgage-Backed Securities - Non-Agency	7.2
Senior Loans	1.2
U.S. Treasury Obligations	14.9
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	65.9
A rating	10.0
BBB rating	13.0
BB rating	2.1
B rating	1.9
CCC rating	1.3
CC rating	0.2
Not rated	5.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

MANAGER DISCUSSION OF FUND PERFORMANCE
(Unaudited)
At December 31, 2023, approximately 99.24% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – TCW Core Plus Bond Fund returned 5.54%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% during the same period.
Market overview
En route to a third consecutive down year for U.S. fixed income, things were looking grim in mid-October 2023, as the second calendar quarter’s runup in U.S. Treasury yields persisted until late in the month. Reflecting the market’s adoption and pricing of a “higher for longer” view on the U.S. Federal Reserve (Fed), the all-important five- to 10-year span of the U.S. Treasury yield curve saw a more than 160 basis point rise from the early-year lows accompanying the regional banking turmoil. (A basis point is 1/100th of a percentage point.) In October, the U.S. Treasury curve, or spectrum of maturities, breached 5% for the first time since the global financial crisis of 2008-9 in October. A sharp rally rapidly followed and lasted through year end. Yields fell anywhere from 90 to 115 basis points in the last 2.5 months of the year, and in doing so, delivered a 9.3% gain in the benchmark for the same period, turning 2023 performance decidedly positive. Ironically, it was late July when the Fed last raised interest rates, bringing the cumulative cycle hike to 525 basis points, but the market continued to sell off. The higher yield curve and its prospective impact, along with ongoing moderation in inflation, finally provided some opportunity for a dovish pivot by the Fed late in the year. This was most prominently highlighted by the December Fed meeting, which came with a projection that showed no additional hikes in 2024 for the first time since March 2021, leaving little doubt that the Fed’s tightening cycle was over.
The U.S. equity market also soared in the final months of the annual period, though notably, dispersion was markedly low. As prefaced here, fixed-income returns were weighed down by higher U.S. Treasury yields through October before reversing course on a rate rally. The benchmark clawed back what was, until that point, a 3.4% year-to-date loss to finish 2023 solidly in the green. The fourth quarter produced a 6.8% total return for fixed-income assets broadly, while the annual period netted a 5.5% gain that was 140 basis points ahead of duration-matched U.S. Treasuries. U.S. investment-grade credit saw yield premiums decline to a low level of 93 basis points over U.S. Treasuries. Meanwhile, high-yield corporate bonds delivered a resounding 13.4% return for the year, with nearly 890 basis points above U.S. Treasuries. Among securitized products, agency mortgage-backed securities staged an impressive comeback in the final two months of 2023 as rates fell, with the sector’s annual return at 5.1%, 68 basis points above U.S. Treasuries. However, the unusual volatility of the annual period is masked by those figures. Non-agency mortgage-backed securities also fared well, with home prices more resilient than the market expected, despite a significant increase in mortgage rates. For commercial mortgage-backed securities, headline concerns surrounding office collateral property values pushed yield premiums higher for the year, particularly private label issues, though the sector returned nearly 5.5% for the annual period, Finally, asset-backed securities gained 5.5% and benefited from their largely floating rate structure and shorter durations for most of the year, though cracks began to appear in non-residential consumer debt, where performance was expected to deteriorate.
The Fund’s notable contributors during the period
•
Favorable issue selection within the corporate credit sector contributed most positively to the Fund’s relative results during the annual period.
○
Helping most was holding senior positions in large Global Systemically Important Banks (G-SIBs), with these positions underpinned by the thesis that G-SIBs offer strong fundamentals, regulated emphasis on liquidity, and relative value given yield premiums above the broader corporate universe. These positions especially benefited Fund performance during the regional bank crisis in March 2023, as yield premiums fell, and investors sought the safety of these larger institutions.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
5

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
(Unaudited)
○
Further benefit within the Fund’s banking allocation stemmed from relative value trading in Credit Suisse. Similar to U.S.-based G-SIBs, the Fund had exposure to senior-most positions in Credit Suisse and increased this allocation during the March crisis, with this added exposure significantly boosting Fund performance when prices rebounded later in the month.
•
The Fund’s duration positioning overall contributed positively to its relative results. Duration is a measure of a fund’s sensitivity to interest rates.
○
The Fund maintained a longer duration than that of the benchmark throughout the annual period, extending it even further in October 2023 alongside the peak in U.S. Treasury yields.
○
Though this extended duration weighed modestly on the Fund’s intermediate-term performance, the significant decline in rates to end the year more than offset the drag, ultimately rewarding the longer duration position and contributing positively to the Fund’s relative returns for the full annual period.
•
To a lesser degree, the Fund’s overweights to agency mortgage-backed securities and collateralized loan obligations within the securitized sector added value as well.
•
The Fund’s yield curve positioning buoyed results. Given the inverted yield curve and belief that a shift in Fed policy would lead to significant cuts and re-steepening of the yield curve, the Fund maintained a curve-steepening bias throughout the annual period. This positioning contributed positively, though modestly, to relative results, especially attributable to the end of the year.
The Fund’s notable detractors during the period
•
The Fund’s allocation positioning within the corporate credit sector detracted.
○
Consistent with value-based investing, we shifted the Fund’s overweight position in corporate credit to an underweight as yield spreads tightened through the annual period. Such narrow spread levels represented, in our view, an asymmetrical risk and reward profile, whereby the risk that spreads would widen from those levels seemed greater than the likelihood that they would continue to compress meaningfully.
○
Trimming corporate exposure and shifting to a higher quality bias and more defensive orientation provided ample liquidity for the Fund to redeploy upon more attractive entry points in the future, but it also produced a headwind to performance in the latter half of the annual period, as corporate bonds finished 2023 significantly ahead of duration-adjusted U.S. Treasuries.
•
Issue selection among non-agency mortgage-backed securities modestly detracted from the Fund’s results, attributable primarily to the fourth calendar quarter, as their largely floating rate structure and minimal interest rate duration profiles caused them to lag longer duration sectors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,034.20	1,022.49	2.49	2.47	0.49
Class 2	1,000.00	1,000.00	1,032.70	1,021.24	3.75	3.73	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 4.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2015-AA Class AR2
3-month Term SOFR + 1.402% Floor 1.140% 10/17/2034	6.804%	10,425,000	10,405,557
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	7,600,000	6,811,356
BlueMountain Fuji US Clo I Ltd.(a),(b)
Series 2017-1A Class A1R
3-month Term SOFR + 1.242% Floor 0.980% 07/20/2029	6.657%	7,753,702	7,751,469
Cedar Funding XII CLO Ltd.(a),(b)
Series 2020-12A Class A1R
3-month Term SOFR + 1.392% Floor 1.130% 10/25/2034	6.770%	7,200,000	7,199,561
Cedar Funding XIV CLO Ltd.(a),(b)
Series 2021-14A Class A
3-month Term SOFR + 1.362% Floor 1.100% 07/15/2033	6.756%	8,765,000	8,756,288
CIFC Funding Ltd.(a),(b)
Series 2014-5A Class BR2
3-month Term SOFR + 2.062% Floor 1.800% 10/17/2031	7.464%	1,200,000	1,199,586
Series 2021-7A Class B
3-month Term SOFR + 1.862% Floor 1.600% 01/23/2035	7.274%	8,675,000	8,614,908
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month Term SOFR + 1.362% Floor 1.100% 04/15/2031	6.756%	9,100,000	9,092,902
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	320,973	315,873
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	1,868,099	1,646,989
Navient Student Loan Trust(b)
Series 2014-1 Class A3
30-day Average SOFR + 0.624% Floor 0.510% 06/25/2031	5.962%	2,900,974	2,799,816
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-3 Class A
30-day Average SOFR + 0.734% Floor 0.620% 03/25/2083	6.072%	3,552,826	3,514,271
Series 2014-4 Class A
30-day Average SOFR + 0.734% Floor 0.620% 03/25/2083	6.072%	2,531,304	2,489,253
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
30-day Average SOFR + 1.614% 06/25/2065	6.952%	6,138,317	6,188,493
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
30-day Average SOFR + 1.064% Floor 0.950% 11/25/2048	6.402%	3,888,319	3,874,941
Neuberger Berman Loan Advisers CLO 43 Ltd.(a),(b)
Series 2021-43A Class B
3-month Term SOFR + 1.862% Floor 1.600% 07/17/2035	7.264%	8,500,000	8,463,110
New Economy Assets Phase 1 Sponsor LLC(a)
Subordinated Series 2021-1 Class B1
10/20/2061	2.410%	8,935,000	7,243,837
Regatta XIII Funding Ltd.(a),(b)
Series 2018-2A Class A2
3-month Term SOFR + 2.012% 07/15/2031	7.406%	3,500,000	3,499,947
Rockford Tower CLO Ltd.(a),(b)
Series 2020-1A Class A
3-month Term SOFR + 1.542% 01/20/2032	6.957%	8,000,000	7,982,192
SLC Student Loan Trust(b)
Series 2006-1 Class B
90-day Average SOFR + 0.472% Floor 0.210% 03/15/2055	5.823%	209,191	188,239
SLM Student Loan Trust(b)
Series 2007-7 Class A4
90-day Average SOFR + 0.592% Floor 0.330% 12/25/2025	5.926%	2,872,130	2,793,325
Series 2007-7 Class B
90-day Average SOFR + 1.012% Floor 0.750% 10/27/2070	6.346%	1,990,000	1,790,499
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-4 Class A4
90-day Average SOFR + 1.912% Floor 1.650% 07/25/2026	7.246%	830,284	829,112
Series 2008-5 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/25/2073	7.446%	5,860,000	5,755,426
Series 2008-6 Class A4
90-day Average SOFR + 1.362% Floor 1.100% 07/25/2024	6.696%	3,185,965	3,142,610
SLM Student Loan Trust(a),(b)
Series 2009-3 Class A
30-day Average SOFR + 0.864% Floor 0.750% 01/25/2045	6.202%	1,873,668	1,846,810
Voya CLO Ltd.(a),(b)
Series 2014-4A Class A1RB
3-month Term SOFR + 1.742% 07/14/2031	7.136%	5,725,000	5,692,310
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
90-day Average SOFR + 0.432% Floor 0.170% 04/25/2040	5.766%	5,369,356	5,198,057
Total Asset-Backed Securities — Non-Agency (Cost $136,438,764)			135,086,737

Commercial Mortgage-Backed Securities - Agency 0.7%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K155 Class A3
04/25/2033	3.750%	6,990,000	6,602,276
Federal National Mortgage Association
04/01/2040	2.455%	4,525,000	3,315,704
Series 2001-M2 Class Z2
06/25/2031	6.300%	8,368	8,302
Government National Mortgage Association(c),(d)
Series 2012-55 Class IO
04/16/2052	0.000%	347,423	4
Series 2021-36 Class IO
03/16/2063	1.272%	19,834,317	1,642,529
Government National Mortgage Association
Series 2020-193 Class AC
09/16/2062	1.250%	1,558,742	1,161,797
Series 2021-14 Class AB
06/16/2063	1.340%	1,869,738	1,408,225
Series 2021-2 Class AH
06/16/2063	1.500%	4,395,173	3,339,695
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-21 Class AH
06/16/2063	1.400%	3,000,290	2,266,440
Series 2021-31 Class B
01/16/2061	1.250%	3,259,751	2,421,480
Total Commercial Mortgage-Backed Securities - Agency (Cost $24,762,630)			22,166,452

Commercial Mortgage-Backed Securities - Non-Agency 3.5%

BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month Term SOFR + 1.264% Floor 1.150% 10/15/2035	6.626%	7,500,000	5,687,722
BPR Trust(a),(b)
Series 2022-OANA Class A
1-month Term SOFR + 1.898% Floor 1.898% 04/15/2037	7.260%	8,446,000	8,324,154
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month Term SOFR + 1.034% Floor 0.920% 10/15/2036	6.396%	4,468,991	4,457,818
Series 2022-CSMO Class A
1-month Term SOFR + 2.115% Floor 2.115% 06/15/2027	7.477%	6,925,000	6,929,331
Subordinated Series 2022-CSMO Class B
1-month Term SOFR + 3.141% Floor 3.141% 06/15/2027	8.503%	4,080,000	4,082,545
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,355,000	1,198,700
BXHPP Trust(a),(b)
Series 2021-FILM Class A
1-month Term SOFR + 0.764% Floor 0.650% 08/15/2036	6.126%	8,878,000	8,376,384
BXSC Commercial Mortgage Trust(a),(b)
Series 2022-WSS Class D
1-month Term SOFR + 3.188% Floor 3.188% 03/15/2035	8.550%	8,939,000	8,770,790
CF Hippolyta Issuer LLC(a)
Series 2020-1 Class A1
07/15/2060	1.690%	9,850,798	9,103,800
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Great Wolf Trust(a),(b)
Subordinated Series 2019-WOLF Class E
1-month Term SOFR + 2.846% Floor 2.732% 12/15/2036	7.950%	8,245,000	8,140,644
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,770,000	2,455,368
Invitation Homes Trust(a),(b)
Series 2018-SFR4 Class A
1-month Term SOFR + 1.214% Floor 1.000% 01/17/2038	6.576%	9,547,644	9,522,343
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,720,000	2,451,964
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-MHC Class A
1-month Term SOFR + 0.914% Floor 0.800% 04/15/2038	6.276%	7,374,920	7,307,702
Manhattan West(a)
Series 2020-1MW Class A
09/10/2039	2.130%	3,470,000	3,067,864
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	2,035,000	1,534,033
Progress Residential Trust(a)
Subordinated Series 2019-SRF4 Class G
10/17/2036	3.927%	2,541,000	2,463,939
StorageMart Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class F
1-month Term SOFR + 3.350% Floor 3.350% 01/15/2039	8.712%	5,607,000	5,151,838
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1 Class A4
09/15/2048	3.789%	10,705,478	10,372,495
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $114,862,031)			109,399,434

Common Stocks 0.1%
Issuer	Shares	Value ($)
Financials 0.1%
Financial Services 0.1%
Intelsat Emergence SA(e)	114,829	3,330,098
Total Financials		3,330,098
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.0%
Electric Utilities 0.0%
Homer City Holdings(e),(f)	32,056	1,763
Total Utilities		1,763
Total Common Stocks (Cost $5,832,928)		3,331,861

Corporate Bonds & Notes 22.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Boeing Co. (The)
02/04/2024	1.433%	6,730,000	6,699,134
Airlines 0.4%
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	7,116,491	6,322,400
United Airlines Pass-Through Trust
Series 2023-1 Class A
01/15/2036	5.800%	5,000,000	5,076,653
Total			11,399,053
Apartment REIT 0.2%
American Homes 4 Rent LP
07/15/2031	2.375%	1,905,000	1,571,932
04/15/2032	3.625%	2,180,000	1,954,645
Invitation Homes Operating Partnership LP
08/15/2031	2.000%	4,265,000	3,391,040
04/15/2032	4.150%	240,000	221,111
08/15/2033	5.500%	520,000	520,635
01/15/2034	2.700%	70,000	56,165
Total			7,715,528
Banking 7.4%
Bank of America Corp.(g)
07/22/2027	1.734%	12,270,000	11,238,974
04/24/2028	3.705%	4,972,000	4,750,879
06/14/2029	2.087%	9,300,000	8,201,582
04/29/2031	2.592%	3,395,000	2,923,849
04/22/2032	2.687%	1,100,000	928,812
10/20/2032	2.572%	4,020,000	3,334,904
Bank of America Corp.(b)
Subordinated
3-month Term SOFR + 0.912% 12/01/2026	6.289%	1,000,000	978,401
Capital One Financial Corp.(g)
03/01/2030	3.273%	4,950,000	4,415,673
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(g)
04/24/2025	3.352%	590,000	585,638
10/27/2028	3.520%	175,000	165,443
11/05/2030	2.976%	3,060,000	2,727,751
05/01/2032	2.561%	4,105,000	3,426,502
11/03/2032	2.520%	644,000	531,470
01/25/2033	3.057%	6,799,000	5,802,529
Credit Suisse Group AG(a),(g)
07/15/2026	6.373%	3,450,000	3,494,668
02/02/2027	1.305%	5,350,000	4,901,970
05/14/2032	3.091%	5,495,000	4,683,863
08/12/2033	6.537%	6,085,000	6,489,704
11/15/2033	9.016%	11,547,000	14,202,386
Credit Suisse Group AG(a)
01/09/2028	4.282%	980,000	947,494
Goldman Sachs Group, Inc. (The)(g)
09/29/2025	3.272%	1,375,000	1,351,869
03/09/2027	1.431%	12,950,000	11,937,887
09/10/2027	1.542%	1,092,000	990,489
10/21/2027	1.948%	5,200,000	4,757,053
07/21/2032	2.383%	1,240,000	1,019,564
HSBC Holdings PLC(g)
06/04/2026	2.099%	7,493,000	7,134,083
05/24/2027	1.589%	1,450,000	1,329,173
09/22/2028	2.013%	3,875,000	3,449,512
08/17/2029	2.206%	3,615,000	3,155,872
05/24/2032	2.804%	2,875,000	2,399,459
03/09/2044	6.332%	1,030,000	1,112,735
JPMorgan Chase & Co.(g)
08/09/2025	0.768%	2,830,000	2,745,139
12/10/2025	1.561%	5,705,000	5,492,819
04/22/2027	1.578%	4,495,000	4,148,100
02/24/2028	2.947%	2,290,000	2,154,427
10/15/2030	2.739%	2,320,000	2,063,042
04/22/2032	2.580%	480,000	406,239
11/08/2032	2.545%	2,053,000	1,715,008
01/25/2033	2.963%	9,245,000	7,916,506
Lloyds Banking Group PLC
03/12/2024	3.900%	3,175,000	3,163,484
Lloyds Banking Group PLC(g)
07/09/2025	3.870%	4,114,000	4,075,949
08/11/2033	4.976%	1,860,000	1,815,280
Morgan Stanley(g)
05/30/2025	0.790%	970,000	948,172
10/21/2025	1.164%	2,745,000	2,643,038
05/04/2027	1.593%	4,445,000	4,094,487
04/28/2032	1.928%	3,250,000	2,611,350
07/21/2032	2.239%	1,770,000	1,446,306
Subordinated
09/16/2036	2.484%	3,725,000	2,956,798
Nationwide Building Society(a),(g)
02/16/2028	2.972%	4,305,000	4,002,204
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Financial Services Group, Inc. (The)(g)
06/12/2029	5.582%	1,530,000	1,560,653
10/28/2033	6.037%	4,135,000	4,323,874
01/24/2034	5.068%	1,825,000	1,784,763
10/20/2034	6.875%	2,815,000	3,126,107
Royal Bank of Scotland Group PLC(g)
03/22/2025	4.269%	1,730,000	1,723,845
Santander UK Group Holdings PLC(g)
03/15/2025	1.089%	7,235,000	7,153,329
08/21/2026	1.532%	465,000	433,827
06/14/2027	1.673%	2,185,000	1,988,884
01/11/2028	2.469%	1,035,000	943,285
UBS Group AG(a),(g)
08/10/2027	1.494%	500,000	451,861
Wells Fargo & Co.(g)
02/11/2026	2.164%	5,075,000	4,886,960
06/02/2028	2.393%	5,333,000	4,884,218
03/02/2033	3.350%	11,595,000	10,140,275
07/25/2033	4.897%	2,850,000	2,778,224
04/24/2034	5.389%	3,955,000	3,969,102
Total			227,917,743
Brokerage/Asset Managers/Exchanges 0.1%
Intercontinental Exchange, Inc.
09/15/2032	1.850%	3,937,000	3,158,994
Jane Street Group/JSG Finance, Inc.(a)
11/15/2029	4.500%	1,000,000	931,905
Total			4,090,899
Cable and Satellite 1.0%
Cable One, Inc.(a)
11/15/2030	4.000%	3,955,000	3,207,606
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	5,300,000	4,521,018
04/01/2048	5.750%	4,189,000	3,724,342
07/01/2049	5.125%	1,335,000	1,086,411
03/01/2050	4.800%	2,745,000	2,136,526
04/01/2053	5.250%	2,875,000	2,414,662
Cox Communications, Inc.(a)
06/15/2031	2.600%	2,610,000	2,208,771
CSC Holdings LLC(a)
02/01/2028	5.375%	855,000	756,731
04/01/2028	7.500%	300,000	223,911
05/15/2028	11.250%	600,000	618,096
02/01/2029	6.500%	3,814,000	3,390,757
01/15/2030	5.750%	1,500,000	933,958
11/15/2031	4.500%	400,000	302,504
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	1,060,000	1,014,565
Time Warner Cable LLC
09/01/2041	5.500%	850,000	746,060
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VZ Secured Financing BV(a)
01/15/2032	5.000%	3,250,000	2,785,074
Ziggo BV(a)
01/15/2030	4.875%	500,000	444,928
Total			30,515,920
Chemicals 0.3%
EverArc Escrow Sarl(a)
10/30/2029	5.000%	325,000	280,675
International Flavors & Fragrances, Inc.(a)
10/15/2027	1.832%	460,000	403,046
11/01/2030	2.300%	3,915,000	3,248,053
11/15/2040	3.268%	370,000	265,991
12/01/2050	3.468%	120,000	82,006
International Flavors & Fragrances, Inc.
06/01/2047	4.375%	700,000	537,871
09/26/2048	5.000%	5,140,000	4,392,447
Total			9,210,089
Construction Machinery 0.0%
OT Merger Corp.(a)
10/15/2029	7.875%	425,000	256,663
Consumer Cyclical Services 0.0%
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%	220,000	213,525
Consumer Products 0.0%
Newell Brands, Inc.
04/01/2046	5.750%	1,148,000	948,446
Spectrum Brands, Inc.(a)
03/15/2031	3.875%	665,000	603,909
Total			1,552,355
Diversified Manufacturing 0.1%
General Electric Co.(b)
3-month Term SOFR + 0.642% 05/05/2026	6.034%	1,886,000	1,874,005
Electric 1.6%
AEP Transmission Co. LLC
04/01/2050	3.650%	305,000	240,821
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	3,332,874
Duke Energy Carolinas LLC
01/15/2033	4.950%	3,060,000	3,119,092
12/15/2041	4.250%	900,000	796,998
Duke Energy Florida LLC
11/15/2033	5.875%	385,000	415,207
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Progress LLC
03/15/2033	5.250%	2,885,000	2,981,605
04/01/2052	4.000%	500,000	414,521
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	5,792,365
Eversource Energy
07/01/2027	4.600%	3,135,000	3,111,220
02/01/2029	5.950%	2,760,000	2,893,750
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	1,000,000	865,579
Florida Power & Light Co.
03/01/2049	3.990%	1,500,000	1,284,000
Interstate Power and Light Co.
10/15/2033	5.700%	2,750,000	2,894,916
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	2,918,039
01/15/2029	4.300%	1,752,000	1,696,448
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	368,916	342,398
Northern States Power Co.
08/15/2045	4.000%	2,250,000	1,872,254
PacifiCorp
07/01/2025	3.350%	2,000,000	1,945,273
PECO Energy Co.
05/15/2052	4.600%	2,690,000	2,531,086
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	6,950,000	6,470,694
Progress Energy, Inc.
10/30/2031	7.000%	2,894,000	3,269,404
Southwestern Electric Power Co.
04/01/2033	5.300%	1,500,000	1,502,694
Total			50,691,238
Environmental 0.1%
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,880,000	1,812,723
Finance Companies 0.9%
AerCap Ireland Capital DAC/Global Aviation Trust
10/01/2025	4.450%	3,070,000	3,014,188
10/29/2028	3.000%	6,350,000	5,796,890
01/30/2032	3.300%	3,650,000	3,178,588
Air Lease Corp.
03/01/2025	3.250%	2,810,000	2,736,416
07/01/2025	3.375%	4,500,000	4,358,335
Avolon Holdings Funding Ltd.(a)
02/15/2027	3.250%	2,035,000	1,884,704
11/18/2027	2.528%	3,398,000	3,013,985
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GGAM Finance Ltd.(a)
02/15/2027	8.000%	2,455,000	2,519,542
Park Aerospace Holdings Ltd.(a)
02/15/2024	5.500%	733,000	731,867
Total			27,234,515
Food and Beverage 0.9%
Bacardi Ltd.(a)
05/15/2025	4.450%	3,375,000	3,327,393
JBS SA/Food Co./Finance, Inc.
02/02/2029	3.000%	1,565,000	1,375,953
12/01/2031	3.750%	970,000	834,566
04/01/2033	5.750%	1,230,000	1,215,047
12/01/2052	6.500%	4,280,000	4,286,989
JBS USA LUX SA/Food Co./Luxembourg SARL(a)
03/15/2034	6.750%	2,995,000	3,151,112
11/15/2053	7.250%	1,690,000	1,841,118
Pilgrim’s Pride Corp.
04/15/2031	4.250%	3,400,000	3,071,639
03/01/2032	3.500%	2,634,000	2,231,486
07/01/2033	6.250%	425,000	437,292
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	2,081,000	1,804,432
Smithfield Foods, Inc.(a)
09/13/2031	2.625%	1,500,000	1,163,686
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,420,000	2,123,523
Total			26,864,236
Gaming 0.6%
GLP Capital LP/Financing II, Inc.
09/01/2024	3.350%	1,045,000	1,028,237
06/01/2028	5.750%	870,000	877,192
01/15/2029	5.300%	2,325,000	2,315,713
01/15/2030	4.000%	2,353,000	2,147,638
01/15/2031	4.000%	3,030,000	2,729,981
01/15/2032	3.250%	59,000	49,964
VICI Properties LP
02/15/2030	4.950%	510,000	494,934
05/15/2032	5.125%	4,983,000	4,861,033
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	270,000	265,409
09/01/2026	4.500%	1,010,000	979,510
01/15/2028	4.500%	654,000	623,920
02/15/2029	3.875%	1,700,000	1,567,018
08/15/2030	4.125%	105,000	96,200
Total			18,036,749
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 1.2%
Becton Dickinson and Co.
06/06/2024	3.363%	626,000	619,726
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	700,000	678,368
02/15/2029	3.125%	1,000,000	875,428
CommonSpirit Health
10/01/2025	1.547%	5,000,000	4,678,534
CVS Health Corp.
02/21/2033	5.250%	374,000	382,355
07/20/2035	4.875%	775,000	761,890
03/25/2048	5.050%	1,350,000	1,266,762
Dentsply Sirona, Inc.
06/01/2030	3.250%	801,000	707,974
Embecta Corp.(a)
02/15/2030	5.000%	1,800,000	1,528,275
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,755,000	3,390,256
HCA, Inc.
04/15/2025	5.250%	488,000	487,944
06/15/2026	5.250%	4,480,000	4,502,791
06/15/2029	4.125%	845,000	808,581
09/01/2030	3.500%	3,466,000	3,143,855
06/15/2049	5.250%	4,580,000	4,262,128
IQVIA, Inc.(a)
02/01/2029	6.250%	5,800,000	6,056,844
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%	2,265,000	1,853,271
Universal Health Services, Inc.
09/01/2026	1.650%	1,890,000	1,719,297
Total			37,724,279
Healthcare Insurance 0.4%
Centene Corp.
12/15/2027	4.250%	2,155,000	2,081,428
07/15/2028	2.450%	8,542,000	7,629,639
03/01/2031	2.500%	2,000,000	1,666,448
Humana, Inc.
04/01/2030	4.875%	1,333,000	1,349,624
UnitedHealth Group, Inc.
12/15/2048	4.450%	1,245,000	1,141,706
Total			13,868,845
Healthcare REIT 0.2%
Healthcare Realty Holdings LP
01/15/2028	3.625%	2,898,000	2,671,330
03/15/2031	2.050%	417,000	322,925
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Trust of America Holdings LP
08/01/2026	3.500%	2,367,000	2,260,861
02/15/2030	3.100%	125,000	109,510
03/15/2031	2.000%	325,000	261,101
Physicians Realty LP
11/01/2031	2.625%	1,905,000	1,568,871
Total			7,194,598
Life Insurance 0.8%
Athene Global Funding(a),(b)
SOFR + 0.700% 05/24/2024	6.100%	3,780,000	3,776,443
Athene Global Funding(a)
06/29/2026	1.608%	3,760,000	3,404,340
03/08/2027	3.205%	1,550,000	1,421,456
01/07/2029	2.717%	1,770,000	1,549,613
Metropolitan Life Global Funding I(a)
08/25/2029	4.300%	5,500,000	5,345,093
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	3,235,000	2,605,174
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	3,035,000	2,237,250
Teachers Insurance & Annuity Association of America(a),(g)
Subordinated
09/15/2054	4.375%	3,920,000	3,856,165
Total			24,195,534
Media and Entertainment 0.7%
Take-Two Interactive Software, Inc.
04/14/2032	4.000%	3,355,000	3,191,462
Warnermedia Holdings, Inc.
03/15/2032	4.279%	35,000	32,020
03/15/2042	5.050%	6,975,000	6,149,714
03/15/2052	5.141%	14,715,000	12,661,367
Total			22,034,563
Midstream 0.6%
Energy Transfer Operating LP
05/15/2050	5.000%	2,410,000	2,154,348
Energy Transfer Partners LP
03/15/2045	5.150%	2,458,000	2,256,281
12/15/2045	6.125%	2,400,000	2,427,845
EQM Midstream Partners LP
07/15/2028	5.500%	695,000	691,197
Ferrellgas LP/Finance Corp.(a)
04/01/2029	5.875%	209,000	197,703
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	361,862	314,547
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	1,808,000	1,750,763
04/15/2040	6.875%	1,890,000	1,858,334
Sunoco Logistics Partners Operations LP
05/15/2045	5.350%	925,000	859,248
TMS Issuer Sarl(a)
08/23/2032	5.780%	1,375,000	1,433,603
TransCanada PipeLines Ltd.
03/01/2034	4.625%	305,000	288,708
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,037,000	1,868,187
Venture Global LNG, Inc.(a)
02/01/2029	9.500%	905,000	956,813
02/01/2032	9.875%	600,000	624,822
Total			17,682,399
Natural Gas 0.3%
East Ohio Gas Co. (The)(a)
06/15/2030	2.000%	2,015,000	1,672,109
KeySpan Gas East Corp.(a)
03/06/2033	5.994%	6,000,000	6,111,152
Total			7,783,261
Office REIT 0.2%
Hudson Pacific Properties LP
11/01/2027	3.950%	3,076,000	2,589,803
02/15/2028	5.950%	735,000	657,080
04/01/2029	4.650%	835,000	683,529
01/15/2030	3.250%	1,510,000	1,134,473
Kilroy Realty LP
11/15/2033	2.650%	628,000	476,574
Total			5,541,459
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp.
05/15/2027	5.250%	1,430,000	1,293,885
Icahn Enterprises LP/Finance Corp.(a)
01/15/2029	9.750%	960,000	980,786
Total			2,274,671
Other Industry 0.0%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%	325,000	314,529
PowerTeam Services LLC(a)
12/04/2025	9.033%	961,000	911,528
Total			1,226,057
The accompanying Notes to Financial Statements are an integral part of this statement.
14
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.3%
American Assets Trust LP
02/01/2031	3.375%	3,650,000	2,980,917
Extra Space Storage LP
12/15/2027	3.875%	270,000	258,723
06/01/2031	2.550%	1,175,000	973,071
10/15/2031	2.400%	723,000	595,997
03/15/2032	2.350%	4,184,000	3,411,592
Lexington Realty Trust
10/01/2031	2.375%	1,895,000	1,527,252
Rexford Industrial Realty LP
09/01/2031	2.150%	415,000	332,904
Total			10,080,456
Packaging 0.3%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	3,500,000	2,703,497
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	582,000	573,509
Berry Global, Inc.
01/15/2026	1.570%	2,981,000	2,772,104
01/15/2027	1.650%	2,883,000	2,598,630
Total			8,647,740
Pharmaceuticals 0.8%
1375209 BC Ltd.(a)
01/30/2028	9.000%	1,885,000	1,834,335
AbbVie, Inc.
05/14/2045	4.700%	1,000,000	954,465
Amgen, Inc.
03/01/2053	4.875%	2,880,000	2,696,505
Bayer US Finance II LLC(a)
07/15/2024	3.375%	2,860,000	2,814,703
12/15/2028	4.375%	2,579,000	2,454,927
06/25/2038	4.625%	7,482,000	6,448,070
06/25/2048	4.875%	4,585,000	3,873,580
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	769,000	699,204
Kevlar SpA(a)
09/01/2029	6.500%	2,750,000	2,525,175
Total			24,300,964
Property & Casualty 0.7%
Aon Corp./Global Holdings PLC
02/28/2052	3.900%	3,545,000	2,810,444
Arthur J. Gallagher & Co.
03/09/2052	3.050%	2,240,000	1,503,489
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berkshire Hathaway Finance Corp.
10/15/2050	2.850%	1,000,000	701,693
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	3,305,755
Farmers Exchange Capital II(a),(g)
Subordinated
11/01/2053	6.151%	3,810,000	3,570,742
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month Term SOFR + 2.552% 12/15/2024	7.936%	6,815,000	6,815,648
Willis North America, Inc.
05/15/2033	5.350%	3,515,000	3,552,891
Total			22,260,662
Restaurants 0.0%
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	1,307,000	1,147,352
Raising Cane’s Restaurants LLC(a)
05/01/2029	9.375%	235,000	250,534
Total			1,397,886
Retailers 0.1%
Magic MergeCo, Inc.(a)
05/01/2029	7.875%	3,655,000	2,326,921
Rent-A-Center, Inc.(a)
02/15/2029	6.375%	350,000	329,198
Total			2,656,119
Technology 0.5%
Broadcom, Inc.(a)
11/15/2035	3.137%	3,100,000	2,545,991
CommScope, Inc.(a)
09/01/2029	4.750%	2,450,000	1,659,590
Global Payments, Inc.
08/15/2052	5.950%	3,150,000	3,222,580
NCR Corp.(a)
10/01/2030	5.250%	120,000	110,362
Open Text Corp.(a)
12/01/2027	6.900%	650,000	676,702
Oracle Corp.
07/15/2036	3.850%	260,000	226,664
04/01/2050	3.600%	3,480,000	2,577,348
03/25/2051	3.950%	4,468,000	3,511,971
02/06/2053	5.550%	745,000	746,187
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tencent Holdings Ltd.(a)
04/22/2051	3.840%	1,515,000	1,132,135
Total			16,409,530
Tobacco 0.7%
BAT Capital Corp.
08/15/2037	4.390%	3,870,000	3,245,479
08/15/2047	4.540%	9,792,000	7,531,143
09/06/2049	4.758%	205,000	162,711
03/16/2052	5.650%	1,425,000	1,291,779
Imperial Brands Finance PLC(a)
07/26/2024	3.125%	4,145,000	4,077,477
07/26/2026	3.500%	950,000	906,937
Reynolds American, Inc.
08/15/2035	5.700%	1,185,000	1,169,358
08/15/2045	5.850%	4,180,000	3,937,885
Total			22,322,769
Treasury 0.0%
Romanian Government International Bond(a)
02/17/2028	6.625%	200,000	207,073
Wireless 0.8%
American Tower Corp.
04/15/2031	2.700%	8,468,000	7,283,635
Crown Castle International Corp.
07/15/2031	2.500%	1,194,000	995,943
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	1,300,625	1,288,351
03/20/2028	5.152%	4,148,000	4,127,915
T-Mobile US, Inc.
02/15/2026	2.250%	1,970,000	1,867,573
04/15/2026	2.625%	5,424,000	5,160,942
04/15/2027	3.750%	2,625,000	2,547,300
Total			23,271,659
Wirelines 0.2%
AT&T, Inc.
03/01/2039	4.850%	2,796,000	2,673,984
09/15/2055	3.550%	281,000	202,595
C&W Senior Financing DAC(a)
09/15/2027	6.875%	480,000	449,115
Frontier Communications Holdings LLC(a)
03/15/2031	8.625%	2,868,000	2,924,647
Northwest Fiber LLC/Finance Sub, Inc.(a)
04/30/2027	4.750%	515,000	494,342
Total			6,744,683
Total Corporate Bonds & Notes (Cost $735,677,973)			703,909,582

Foreign Government Obligations(h) 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	600,000	609,401
Bahrain 0.0%
Bahrain Government International Bond(a)
01/26/2026	7.000%	415,000	423,437
Brazil 0.0%
Brazilian Government International Bond
06/12/2030	3.875%	925,000	846,180
Chile 0.0%
Corp. Nacional del Cobre de Chile(a)
02/02/2033	5.125%	720,000	696,156
Colombia 0.1%
Colombia Government International Bond
03/15/2029	4.500%	534,000	499,973
04/15/2031	3.125%	600,000	488,909
04/20/2033	8.000%	200,000	218,528
Ecopetrol SA
01/13/2033	8.875%	280,000	304,257
Total			1,511,667
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/30/2030	4.500%	300,000	275,825
09/23/2032	4.875%	620,000	564,680
Total			840,505
Guatemala 0.0%
Guatemala Government Bond(a)
08/10/2029	5.250%	480,000	470,662
Hungary 0.1%
Hungary Government International Bond(a)
06/16/2029	5.250%	250,000	251,569
09/22/2031	2.125%	1,100,000	885,974
Total			1,137,543
Indonesia 0.1%
Indonesia Asahan Aluminium PT/Mineral Industri Persero(a)
05/15/2030	5.450%	701,000	707,004
Indonesia Government International Bond
01/11/2033	4.850%	500,000	510,797
PT Pertamina Persero(a)
08/25/2030	3.100%	1,443,000	1,301,835
Total			2,519,636
The accompanying Notes to Financial Statements are an integral part of this statement.
16
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	534,000	530,243
KazTransGas JSC(a)
09/26/2027	4.375%	400,000	385,093
Total			915,336
Mexico 0.2%
Mexico Government International Bond
05/24/2031	2.659%	2,496,000	2,110,171
05/19/2033	4.875%	800,000	770,797
02/12/2034	3.500%	200,000	169,264
Petroleos Mexicanos
06/15/2035	6.625%	1,367,000	1,042,189
09/21/2047	6.750%	453,000	297,984
Total			4,390,405
Oman 0.0%
Oman Government International Bond(a)
10/28/2027	6.750%	300,000	316,558
01/17/2028	5.625%	700,000	713,941
Total			1,030,499
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%	795,000	677,796
09/29/2032	2.252%	300,000	219,373
Total			897,169
Paraguay 0.0%
Paraguay Government International Bond(a)
04/28/2031	4.950%	670,000	654,687
Peru 0.1%
Peruvian Government International Bond
01/23/2031	2.783%	1,320,000	1,149,373
12/01/2032	1.862%	200,000	156,492
Total			1,305,865
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%	770,000	681,556
Poland 0.0%
Republic of Poland Government International Bond
10/04/2033	4.875%	860,000	869,752
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%	1,140,000	969,362
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%	865,000	810,874
06/22/2030	5.875%	570,000	552,877
Total			1,363,751
United Arab Emirates 0.0%
Finance Department Government of Sharjah(a)
11/23/2032	6.500%	879,000	922,503
Total Foreign Government Obligations (Cost $24,296,190)			23,056,072

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2019B
10/01/2034	3.555%	930,000	819,745
Hospital 0.2%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	6,725,000	4,773,809
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
10/01/2024	5.047%	1,747,067	1,745,380
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	2,000,000	1,491,405
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,930,000	3,019,342
Total			4,510,747
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turnpike / Bridge / Toll Road 0.0%
North Texas Tollway Authority
Taxable Refunding Revenue Bonds
First Tier
Series 2021
01/01/2034	2.430%	1,500,000	1,228,466
Total Municipal Bonds (Cost $16,080,289)			13,078,147

Residential Mortgage-Backed Securities - Agency 37.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2031- 06/01/2052	3.000%	62,859,825	56,338,886
09/01/2032- 09/01/2052	3.500%	48,175,252	44,968,436
07/01/2035- 06/01/2053	5.000%	15,035,055	14,920,300
04/01/2036- 09/01/2039	6.000%	129,633	134,209
06/01/2038- 11/01/2053	5.500%	11,041,316	11,094,761
03/01/2039- 12/01/2052	4.500%	15,072,117	14,715,851
08/01/2044- 10/01/2052	4.000%	50,699,761	48,067,571
12/01/2051- 04/01/2052	2.500%	27,049,604	23,010,140
03/01/2052- 05/01/2052	2.000%	55,353,088	45,244,782
CMO Series 360 Class 250
11/15/2047	2.500%	1,422,772	1,290,910
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 2980 Class SL
-1.0 x 30-day Average SOFR + 6.586% Cap 6.700% 11/15/2034	1.247%	201,467	17,602
Federal Home Loan Mortgage Corp.(d)
CMO Series 4037 Class PI
04/15/2027	3.000%	64,270	1,044
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	436,415
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
12/01/2025- 12/01/2052	3.500%	18,121,162	16,906,710
06/01/2032- 08/01/2052	3.000%	31,750,165	28,529,519
05/01/2033- 08/01/2053	5.000%	13,452,301	13,311,365
11/01/2038- 11/01/2040	6.000%	1,391,108	1,449,825
10/01/2040- 04/01/2052	2.000%	138,019,378	113,575,192
08/01/2043- 07/01/2047	4.000%	13,800,016	13,347,160
02/01/2046- 11/01/2053	4.500%	53,345,788	51,813,794
12/01/2051- 04/01/2052	2.500%	151,860,181	129,517,915
08/01/2053- 09/01/2053	5.500%	32,099,364	32,229,135
CMO Series 2013-13 Class PH
04/25/2042	2.500%	1,979,187	1,857,667
CMO Series 2018-54 Class KA
01/25/2047	3.500%	651,696	627,262
CMO Series 2018-86 Class JA
05/25/2047	4.000%	495,157	486,250
CMO Series 2018-94D Class KD
12/25/2048	3.500%	568,889	527,007
CMO Series 2019-1 Class KP
02/25/2049	3.250%	1,185,127	1,082,897
Federal National Mortgage Association(b),(d)
CMO Series 2006-8 Class HL
-1.0 x 30-day Average SOFR + 6.586% Cap 6.700% 03/25/2036	1.248%	521,160	48,235
CMO Series 2013-81 Class NS
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 10/25/2042	0.748%	119,843	3,232
Federal National Mortgage Association(d)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	130,532	13,724
Government National Mortgage Association
04/15/2035- 10/20/2047	5.000%	2,518,656	2,539,072
10/15/2039- 08/20/2048	4.500%	4,828,144	4,798,535
07/15/2040- 10/20/2048	4.000%	5,692,624	5,484,379
04/20/2046- 07/20/2049	3.500%	15,557,881	14,651,871
The accompanying Notes to Financial Statements are an integral part of this statement.
18
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/20/2046- 10/20/2049	3.000%	9,823,927	8,986,034
Government National Mortgage Association(i)
CMO Series 2006-26 Class
06/20/2036	0.000%	15,681	13,474
Government National Mortgage Association TBA(j)
01/22/2054	2.500%	45,525,000	39,820,262
01/22/2054	4.500%	45,575,000	44,478,466
01/22/2054	5.000%	41,525,000	41,233,079
01/22/2054	5.500%	22,450,000	22,611,416
Uniform Mortgage-Backed Security TBA(j)
01/16/2054	2.000%	49,050,000	40,083,047
01/16/2054	2.500%	29,925,000	25,454,953
01/16/2054	3.000%	37,200,000	32,903,109
01/16/2054	3.500%	35,300,000	32,382,234
01/16/2054	4.000%	93,000,000	87,954,024
01/16/2054	4.500%	64,425,000	62,446,952
01/16/2054	5.000%	34,300,000	33,932,883
01/16/2054	5.500%	25,000	25,105
Total Residential Mortgage-Backed Securities - Agency (Cost $1,172,491,352)			1,165,366,691

Residential Mortgage-Backed Securities - Non-Agency 8.3%

Angel Oak Mortgage Trust(a),(c)
CMO Series 2021-6 Class A1
09/25/2066	1.483%	4,495,835	3,607,221
CMO Series 2022-1 Class A1
12/25/2066	2.881%	7,747,898	6,914,615
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month Term SOFR + 0.474% Floor 0.360% 03/25/2037	5.830%	4,414,845	3,778,780
BRAVO Residential Funding Trust(a),(c)
CMO Series 2021-A Class A1
10/25/2059	1.991%	6,746,174	6,612,050
CMO Series 2021-B Class A1
04/01/2069	2.115%	9,112,975	8,845,445
CIM Group(a),(c)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	6,983,426	6,053,755
CIM Trust(a),(c)
CMO Series 2019-R4 Class A1
10/25/2059	3.000%	5,768,446	5,082,848
CMO Series 2020-R3 Class A1A
01/26/2060	4.000%	6,269,544	5,873,652
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	4,589,020	3,974,681
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	4,900,173	4,826,268
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-NR3 Class A1
06/25/2057	2.566%	2,754,188	2,672,149
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	9,311,758	8,177,809
CMO Series 2021-R5 Class A1A
08/25/2061	2.000%	8,099,113	6,705,652
CMO Series 2022-I1 Class A1
02/25/2067	4.350%	6,553,733	6,337,168
CMO Series 2023-R1 Class A1A
04/25/2062	5.400%	14,241,164	13,663,221
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	934,221	804,370
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	7.237%	4,386,054	4,391,123
CMO Series 2022-R03 Class 1M2
30-day Average SOFR + 3.500% 03/25/2042	8.837%	5,000,000	5,223,772
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	6.538%	2,265,830	2,044,167
Countrywide Alternative Loan Trust(c)
CMO Series 2006-HY12 Class A5
08/25/2036	4.154%	3,034,474	2,779,317
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2004-AR5 Class 2A1
06/25/2034	4.815%	82,904	82,550
Credit Suisse Mortgage Capital Trust(a),(c)
CMO Series 2021-RP11 Class PT
10/25/2061	3.766%	9,587,640	7,153,178
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	4,850,037	4,593,410
CMO Series 2022-RPL3 Class A1
03/25/2061	3.613%	11,729,390	11,500,385
CSMCM Trust(a)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	403,336	303,928
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2006-14 Class 2A3
1-month Term SOFR + 0.354% Floor 0.240% 02/25/2037	5.710%	2,642,875	2,524,134
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
19

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Horizon Alternative Mortgage Securities Trust(c)
CMO Series 2005-AA10 Class 2A1
12/25/2035	6.107%	829,965	627,633
CMO Series 2005-AA7 Class 2A1
09/25/2035	5.985%	622,649	536,837
CMO Series 2005-AA8 Class 2A1
10/25/2035	6.089%	1,563,517	967,722
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	769,070	313,133
GMAC Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.644%	1,210,795	1,005,909
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	3,821,536	3,687,049
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 4A5
09/25/2035	5.478%	177,444	159,535
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month Term SOFR + 0.314% Floor 0.200% 11/19/2036	5.870%	8,289,398	6,564,953
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month Term SOFR + 0.654% Floor 0.270%, Cap 10.500% 10/25/2036	6.010%	3,272,376	1,351,426
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month Term SOFR + 0.699% Floor 0.585% 05/25/2035	6.055%	3,240,484	3,175,916
JPMorgan Mortgage Trust(a),(c)
CMO Series 2021-13 Class A3
04/25/2052	2.500%	9,639,199	7,890,589
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month Term SOFR + 0.414% Floor 0.150% 11/25/2036	5.770%	3,972,898	2,821,212
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month Term SOFR + 0.594% Floor 0.480% 05/25/2037	5.950%	3,140,448	2,289,398
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	7.458%	572,351	499,472
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month Term SOFR + 0.374% Floor 0.260%, Cap 11.000% 04/25/2035	5.730%	299,154	277,635
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month Term SOFR + 0.674% Floor 0.280%, Cap 11.500% 10/25/2035	6.030%	849,946	824,364
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month Term SOFR + 0.789% Floor 0.675%, Cap 12.500% 03/25/2035	6.145%	1,435,324	1,422,377
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-10 Class A1
10/25/2026	2.487%	7,938,585	7,493,081
CMO Series 2021-7 Class A1
08/25/2026	1.867%	12,151,442	11,492,192
CMO Series 2022-1 Class A1
02/25/2027	3.720%	13,012,146	12,542,235
CMO Series 2022-4 Class A1
08/25/2027	5.000%	3,343,022	3,304,923
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2022-RN2 Class A1
06/25/2052	5.000%	9,038,878	8,740,615
CMO Series 2022-RN3 Class A1
08/25/2052	5.000%	9,483,587	9,180,284
PRPM LLC(a),(c)
CMO Series 2021-11 Class A1
11/25/2026	2.487%	4,370,700	4,294,437
RALI Trust(c)
CMO Series 2005-QA8 Class CB21
07/25/2035	5.052%	870,513	482,883
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	6,068,108	4,979,307
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month Term SOFR + 0.554% Floor 0.220%, Cap 10.500% 05/25/2036	5.910%	4,620,287	3,610,736
The accompanying Notes to Financial Statements are an integral part of this statement.
20
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(c)
CMO Series 2021-7 Class A1
10/25/2066	1.829%	15,978,631	13,759,562
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR10 Class A7
10/25/2033	5.880%	291,992	273,361
CMO Series 2003-AR9 Class 1A6
09/25/2033	5.655%	244,087	224,908
CMO Series 2005-AR4 Class A5
04/25/2035	3.920%	365,642	330,326
CMO Series 2007-HY2 Class 1A1
12/25/2036	3.918%	1,690,992	1,489,826
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month Term SOFR + 0.634% Floor 0.260%, Cap 10.500% 11/25/2045	5.990%	1,571,265	1,422,766
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	6.018%	2,975,765	2,349,226
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	5.998%	1,902,686	1,735,341
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $273,022,939)			256,646,817

Senior Loans 1.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(k)
Tranche I Term Loan
3-month Term SOFR + 3.250% 08/24/2028	8.598%	779,917	782,842
Airlines 0.0%
United AirLines, Inc.(b),(k)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 04/21/2028	9.220%	354,271	355,057
Brokerage/Asset Managers/Exchanges 0.1%
Deerfield Dakota Holding LLC(b),(k)
1st Lien Term Loan
3-month Term SOFR + 3.750% Floor 1.000% 04/09/2027	9.098%	838,419	829,339
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
Charter Communications Operating LLC(b),(k)
Tranche B2 Term Loan
3-month Term SOFR + 1.750% 02/01/2027	7.133%	239,975	239,826
CSC Holdings LLC(b),(k)
Term Loan
1-month Term SOFR + 2.500% 04/15/2027	7.976%	437,256	413,299
Virgin Media Bristol LLC(b),(k)
Tranche N Term Loan
1-month Term SOFR + 2.500% 01/31/2028	7.976%	1,750,000	1,741,005
Total			2,394,130
Chemicals 0.0%
Chemours Co. (The)(b),(k)
Tranche B3 Term Loan
1-month Term SOFR + 3.500% 08/18/2028	8.856%	775,435	773,109
Construction Machinery 0.0%
ASP Blade Holdings, Inc.(b),(k)
Term Loan
3-month Term SOFR + 4.000% Floor 0.500% 10/13/2028	9.610%	123,812	110,135
Consumer Cyclical Services 0.1%
8th Avenue Food & Provisions, Inc.(b),(k)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.220%	66,592	63,707
Amentum Government Services Holdings LLC(b),(k)
Tranche 1 1st Lien Term Loan
1-month Term SOFR + 4.000% 01/29/2027	9.470%	359,837	359,499
Arches Buyer, Inc.(b),(k)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.706%	266,625	260,330
Pre-Paid Legal Services, Inc.(b),(k)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 12/15/2028	9.220%	258,881	256,616
Safe Fleet Holdings LLC(b),(k)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 02/23/2029	9.206%	196,033	196,319
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
21

Portfolio of Investments (continued)
December 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Spin Holdco, Inc.(b),(k)
Term Loan
3-month Term SOFR + 4.000% Floor 0.750% 03/04/2028	9.625%	948,294	830,098
TruGreen LP(b),(k)
1st Lien Term Loan
1-month Term SOFR + 4.000% Floor 0.750% 11/02/2027	9.456%	333,349	321,349
Total			2,287,918
Consumer Products 0.0%
Osmosis Buyer Ltd.(b),(k)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 07/31/2028	9.093%	411,395	411,164
Prestige Brands, Inc.(b),(k)
Tranche B5 Term Loan
1-month Term SOFR + 2.000% Floor 0.500% 07/03/2028	7.470%	357,954	358,914
Total			770,078
Diversified Manufacturing 0.0%
Filtration Group Corp.(b),(k)
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 10/21/2028	9.720%	144,110	144,589
Environmental 0.0%
Patriot Container Corp./Wastequip(b),(k)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 1.000% 03/20/2025	9.206%	125,721	120,195
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(k),(l)
Tranche B6 Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 06/22/2028	7.858%	536,570	537,396
Food and Beverage 0.1%
City Brewing Co. LLC(b),(k),(l)
1st Lien Term Loan
3-month Term SOFR + 3.500% Floor 0.750% 04/05/2028	9.164%	462,375	362,580
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Froneri International Ltd.(b),(k)
Tranche B2 1st Lien Term Loan
1-month Term SOFR + 2.250% 01/29/2027	7.706%	439,117	439,293
H-Food Holdings, LLC/Hearthside Food Solutions LLC(b),(k)
Term Loan
3-month Term SOFR + 3.688% 05/23/2025	9.337%	70,864	56,425
Naked Juice LLC(b),(k)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	8.698%	1,859,144	1,793,870
2nd Lien Term Loan
3-month Term SOFR + 6.000% Floor 0.500% 01/24/2030	11.448%	264,360	211,488
Total			2,863,656
Gaming 0.0%
Light & Wonder, Inc.(b),(k)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	8.465%	452,630	453,336
Health Care 0.1%
Avantor Funding, Inc.(b),(k)
Tranche B5 Term Loan
1-month Term SOFR + 2.250% Floor 0.500% 11/08/2027	7.706%	526,401	527,133
Bausch & Lomb Corp.(b),(k)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 05/10/2027	8.710%	502,852	496,255
Bausch & Lomb Corp. (b),(k)
Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 09/29/2028	9.356%	156,999	156,411
Gainwell Acquisition Corp.(b),(k)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.000% Floor 0.750% 10/01/2027	9.448%	832,828	807,843
The accompanying Notes to Financial Statements are an integral part of this statement.
22
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ICON PLC(b),(k)
Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 07/03/2028	7.860%	340,877	341,835
3-month Term SOFR + 2.250% Cap 0.500% 07/03/2028	7.860%	84,929	85,168
Medline Borrower LP(b),(k)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 10/23/2028	8.470%	757,000	760,073
Star Parent, Inc.(b),(k)
Term Loan
3-month Term SOFR + 4.000% 09/27/2030	9.348%	256,061	252,752
Total			3,427,470
Leisure 0.0%
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(b),(k)
Tranche B1 1st Lien Term Loan
1-month Term SOFR + 2.750% 05/18/2025	8.220%	279,969	280,496
Media and Entertainment 0.0%
MH Sub I LLC/Micro Holding Corp.(b),(k)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/03/2028	9.606%	310,027	304,301
Other Financial Institutions 0.0%
Trans Union LLC(b),(k)
Tranche B6 Term Loan
1-month Term SOFR + 2.250% Floor 0.500% 12/01/2028	7.720%	747,106	749,071
Other Industry 0.0%
Artera Services LLC(b),(k)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 1.000% 03/06/2025	8.698%	444,389	417,090
Packaging 0.1%
Berry Global, Inc. (b),(k)
Tranche AA Term Loan
1-month Term SOFR + 1.750% 07/01/2029	7.222%	2,083,691	2,084,879
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.3%
Elanco Animal Health, Inc.(b),(k)
Term Loan
1-month Term SOFR + 1.750% 08/01/2027	7.193%	2,587,344	2,569,026
Grifols Worldwide Operations Ltd.(b),(k)
Tranche B Term Loan
3-month Term SOFR + 2.000% 11/15/2027	7.538%	1,404,715	1,402,959
Jazz Pharmaceuticals PLC(b),(k)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 05/05/2028	8.970%	1,516,842	1,523,789
Organon & Co.(b),(k)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 06/02/2028	8.472%	1,812,080	1,813,222
Sunshine Luxembourg VII SARL(b),(k)
Tranche B3 Term Loan
3-month Term SOFR + 3.750% Floor 0.750% 10/01/2026	8.948%	498,718	500,857
Total			7,809,853
Property & Casualty 0.1%
Acrisure LLC(b),(k)
1st Lien Term Loan
3-month Term SOFR + 3.500% 02/15/2027	9.150%	1,298,028	1,293,628
AmWINS Group, Inc.(b),(k)
Term Loan
1-month Term SOFR + 2.250% Floor 0.750% 02/19/2028	7.720%	1,750,146	1,750,618
Total			3,044,246
Railroads 0.0%
Genesee & Wyoming, Inc.(b),(k)
Term Loan
3-month Term SOFR + 2.000% 12/30/2026	7.448%	96,424	96,572
Restaurants 0.0%
1011778 BC ULC(b),(k)
Tranche B5 Term Loan
1-month Term SOFR + 2.250% 09/23/2030	7.606%	403,938	403,793
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
23

Portfolio of Investments (continued)
December 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
KFC Holding Co./Yum! Brands(b),(k)
Tranche B Term Loan
1-month Term SOFR + 1.750% 03/15/2028	7.223%	398,121	398,120
Total			801,913
Retailers 0.0%
Hanesbrands, Inc.(b),(k),(l)
Tranche A Term Loan
1-month Term SOFR + 1.500% 11/19/2026	6.958%	385,107	377,404
Technology 0.2%
athenahealth Group, Inc.(b),(k)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/15/2029	8.606%	740,850	736,776
Central Parent LLC(b),(k)
1st Lien Term Loan
3-month Term SOFR + 4.000% 07/06/2029	9.348%	326,391	327,690
Coherent Corp.(b),(k)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 07/02/2029	8.220%	150,905	151,157
DTI Holdco, Inc.(b),(k)
1st Lien Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 04/26/2029	10.133%	94,867	93,614
EagleView Technology Corp.(b),(k),(l)
1st Lien Term Loan
3-month Term SOFR + 3.500% 08/14/2025	9.111%	636,502	619,527
Entegris, Inc.(b),(k)
Tranche B Term Loan
3-month Term SOFR + 2.750% 07/06/2029	7.848%	52,653	52,828
Gen Digital, Inc.(b),(k)
Tranche A Term Loan
1-month Term SOFR + 1.750% 09/10/2027	6.956%	673,317	670,374
Open Text Corp.(b),(k)
Term Loan
1-month Term SOFR + 1.750% 05/30/2025	7.206%	368,278	368,661
1-month Term SOFR + 2.750% 01/31/2030	8.206%	360,699	361,287
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.(b),(k)
Tranche 1 Term Loan
1-month Term SOFR + 1.600% 08/16/2027	7.055%	1,802,539	1,793,526
Peraton Corp.(b),(k)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/01/2028	9.206%	474,801	475,394
Proofpoint, Inc.(b),(k)
1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 08/31/2028	8.720%	70,749	70,675
Renaissance Holding Corp.(b),(k)
1st Lien Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 04/05/2030	10.106%	399,989	400,934
Total			6,122,443
Wireless 0.1%
SBA Senior Finance II LLC(b),(k)
Term Loan
1-month Term SOFR + 1.750% 04/11/2025	7.210%	1,374,975	1,376,075
Wirelines 0.1%
Frontier Communications Holdings LLC(b),(f),(k)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 10/08/2027	9.220%	245,998	244,461
Zayo Group Holdings, Inc.(b),(k)
Term Loan
1-month Term SOFR + 3.000% 03/09/2027	8.470%	2,480,724	2,123,549
1-month Term SOFR + 4.325% Floor 0.500% 03/09/2027	9.681%	370,990	317,337
Total			2,685,347
Total Senior Loans (Cost $42,211,240)			41,998,940

U.S. Treasury Obligations 17.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
11/30/2025	4.875%	650,000	656,830
12/15/2026	4.375%	50,130,000	50,635,217
10/31/2028	4.875%	26,075,000	27,219,855
11/30/2028	4.375%	39,510,000	40,436,016
The accompanying Notes to Financial Statements are an integral part of this statement.
24
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2033	4.500%	100,970,000	106,081,606
08/15/2043	4.375%	80,430,000	82,252,242
11/15/2043	4.750%	29,135,000	31,306,468
11/15/2053	4.750%	132,745,000	149,296,642
U.S. Treasury(j)
12/31/2025	4.250%	1,900,000	1,900,027
12/31/2028	3.750%	39,275,000	39,104,514
Total U.S. Treasury Obligations (Cost $502,179,169)			528,889,417

Money Market Funds 17.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(m),(n)	546,015,227	545,906,024
Total Money Market Funds (Cost $545,859,754)		545,906,024
Total Investments in Securities (Cost: $3,593,715,259)		3,548,836,174
Other Assets & Liabilities, Net		(453,153,254)
Net Assets		3,095,682,920
At December 31, 2023, securities and/or cash totaling $12,007,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	3,016	03/2024	USD	621,036,811	6,009,472	—
U.S. Treasury 5-Year Note	3,100	03/2024	USD	337,197,658	7,431,689	—
U.S. Treasury Ultra 10-Year Note	388	03/2024	USD	45,790,062	2,063,827	—
U.S. Treasury Ultra Bond	387	03/2024	USD	51,700,781	4,667,144	—
Total					20,172,132	—
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $649,891,235, which represents 20.99% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Valuation based on significant unobservable inputs.
(g)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(j)	Represents a security purchased on a when-issued basis.
(k)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Represents a security purchased on a forward commitment basis.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
25

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(n)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	720,353,529	1,518,720,601	(1,693,165,822)	(2,284)	545,906,024	81,672	36,172,578	546,015,227
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
26
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	135,086,737	—	135,086,737
Commercial Mortgage-Backed Securities - Agency	—	22,166,452	—	22,166,452
Commercial Mortgage-Backed Securities - Non-Agency	—	109,399,434	—	109,399,434
Common Stocks
Financials	—	3,330,098	—	3,330,098
Utilities	—	—	1,763	1,763
Total Common Stocks	—	3,330,098	1,763	3,331,861
Corporate Bonds & Notes	—	703,909,582	—	703,909,582
Foreign Government Obligations	—	23,056,072	—	23,056,072
Municipal Bonds	—	13,078,147	—	13,078,147
Residential Mortgage-Backed Securities - Agency	—	1,165,366,691	—	1,165,366,691
Residential Mortgage-Backed Securities - Non-Agency	—	256,646,817	—	256,646,817
Senior Loans	—	41,754,479	244,461	41,998,940
U.S. Treasury Obligations	—	528,889,417	—	528,889,417
Money Market Funds	545,906,024	—	—	545,906,024
Total Investments in Securities	545,906,024	3,002,683,926	246,224	3,548,836,174
Investments in Derivatives
Asset
Futures Contracts	20,172,132	—	—	20,172,132
Total	566,078,156	3,002,683,926	246,224	3,569,008,306
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
27

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,047,855,505)	$3,002,930,150
Affiliated issuers (cost $545,859,754)	545,906,024
Cash	457,162
Foreign currency (cost $19)	19
Margin deposits on:
Futures contracts	12,007,000
Receivable for:
Investments sold	9,308,902
Investments sold on a delayed delivery basis	64,733,661
Capital shares sold	2,866
Dividends	2,449,560
Interest	16,460,557
Foreign tax reclaims	177,381
Variation margin for futures contracts	643,408
Prepaid expenses	20,628
Total assets	3,655,097,318
Liabilities
Payable for:
Investments purchased	7,313,327
Investments purchased on a delayed delivery basis	550,823,661
Capital shares redeemed	758,789
Variation margin for futures contracts	241,969
Management services fees	40,611
Distribution and/or service fees	151
Service fees	1,242
Compensation of chief compliance officer	571
Compensation of board members	3,224
Other expenses	36,740
Deferred compensation of board members	194,113
Total liabilities	559,414,398
Net assets applicable to outstanding capital stock	$3,095,682,920
Represented by
Paid in capital	3,487,095,738
Total distributable earnings (loss)	(391,412,818)
Total - representing net assets applicable to outstanding capital stock	$3,095,682,920
Class 1
Net assets	$3,073,587,073
Shares outstanding	326,480,178
Net asset value per share	$9.41
Class 2
Net assets	$22,095,847
Shares outstanding	2,356,892
Net asset value per share	$9.37
The accompanying Notes to Financial Statements are an integral part of this statement.
28
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$36,172,578
Interest	105,814,599
Interfund lending	1,622
Foreign taxes withheld	(27,938)
Total income	141,960,861
Expenses:
Management services fees	14,613,693
Distribution and/or service fees
Class 2	50,532
Service fees	14,135
Custodian fees	45,819
Printing and postage fees	10,562
Accounting services fees	41,878
Legal fees	51,009
Interest on collateral	35,228
Compensation of chief compliance officer	597
Compensation of board members	50,143
Deferred compensation of board members	26,610
Other	53,821
Total expenses	14,994,027
Net investment income	126,966,834
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(144,056,633)
Investments — affiliated issuers	81,672
Futures contracts	(34,429,668)
Net realized loss	(178,404,629)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	209,231,437
Investments — affiliated issuers	(2,284)
Futures contracts	20,695,875
Net change in unrealized appreciation (depreciation)	229,925,028
Net realized and unrealized gain	51,520,399
Net increase in net assets resulting from operations	$178,487,233
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
29

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$126,966,834	$74,743,309
Net realized loss	(178,404,629)	(300,642,795)
Net change in unrealized appreciation (depreciation)	229,925,028	(291,049,803)
Net increase (decrease) in net assets resulting from operations	178,487,233	(516,949,289)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(74,771,018)	(37,000,722)
Class 2	(466,852)	(154,318)
Total distributions to shareholders	(75,237,870)	(37,155,040)
Increase (decrease) in net assets from capital stock activity	(200,138,466)	43,090,237
Total decrease in net assets	(96,889,103)	(511,014,092)
Net assets at beginning of year	3,192,572,023	3,703,586,115
Net assets at end of year	$3,095,682,920	$3,192,572,023

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	987,814	9,031,172	31,189,346	292,102,913
Distributions reinvested	8,234,693	74,771,018	3,822,389	37,000,722
Shares redeemed	(31,029,405)	(287,296,421)	(29,862,998)	(287,551,959)
Net increase (decrease)	(21,806,898)	(203,494,231)	5,148,737	41,551,676
Class 2
Shares sold	518,843	4,775,036	490,698	4,627,675
Distributions reinvested	51,529	466,852	15,991	154,318
Shares redeemed	(207,283)	(1,886,123)	(331,182)	(3,243,432)
Net increase	363,089	3,355,765	175,507	1,538,561
Total net increase (decrease)	(21,443,809)	(200,138,466)	5,324,244	43,090,237
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$9.11	0.38	0.15	0.53	(0.23)	—	(0.23)
Year Ended 12/31/2022	$10.74	0.22	(1.74)	(1.52)	(0.11)	—	(0.11)
Year Ended 12/31/2021	$11.52	0.11	(0.24)	(0.13)	(0.15)	(0.50)	(0.65)
Year Ended 12/31/2020	$11.01	0.19	0.78	0.97	(0.27)	(0.19)	(0.46)
Year Ended 12/31/2019	$10.38	0.29	0.64	0.93	(0.30)	—	(0.30)
Class 2
Year Ended 12/31/2023	$9.08	0.36	0.14	0.50	(0.21)	—	(0.21)
Year Ended 12/31/2022	$10.69	0.20	(1.72)	(1.52)	(0.09)	—	(0.09)
Year Ended 12/31/2021	$11.47	0.08	(0.23)	(0.15)	(0.13)	(0.50)	(0.63)
Year Ended 12/31/2020	$10.96	0.15	0.80	0.95	(0.25)	(0.19)	(0.44)
Year Ended 12/31/2019	$10.35	0.25	0.63	0.88	(0.27)	—	(0.27)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$9.41	5.91%	0.49% (c)	0.49% (c)	4.16%	373%	$3,073,587
Year Ended 12/31/2022	$9.11	(14.19% )	0.49% (c)	0.49% (c)	2.32%	399%	$3,174,476
Year Ended 12/31/2021	$10.74	(1.14% )	0.48% (c)	0.48% (c)	1.01%	457%	$3,684,151
Year Ended 12/31/2020	$11.52	8.88%	0.49%	0.49%	1.63%	373%	$3,153,493
Year Ended 12/31/2019	$11.01	9.01%	0.49%	0.49%	2.65%	209%	$2,808,764
Class 2
Year Ended 12/31/2023	$9.37	5.54%	0.74% (c)	0.74% (c)	3.93%	373%	$22,096
Year Ended 12/31/2022	$9.08	(14.31% )	0.74% (c)	0.74% (c)	2.11%	399%	$18,096
Year Ended 12/31/2021	$10.69	(1.41% )	0.73% (c)	0.73% (c)	0.76%	457%	$19,435
Year Ended 12/31/2020	$11.47	8.67%	0.74%	0.74%	1.32%	373%	$22,838
Year Ended 12/31/2019	$10.96	8.58%	0.74%	0.74%	2.37%	209%	$12,125
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
33

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – TCW Core Plus Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
35

Notes to Financial Statements (continued)
December 31, 2023
cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	20,172,132 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(34,429,668)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	20,695,875
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,108,573,192
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
37

Notes to Financial Statements (continued)
December 31, 2023
realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
38
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Notes to Financial Statements (continued)
December 31, 2023
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
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39

Notes to Financial Statements (continued)
December 31, 2023
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with TCW Investment Management Company LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
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41

Notes to Financial Statements (continued)
December 31, 2023
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.54%
Class 2	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
162,528	(162,528)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
75,237,870	—	75,237,870	37,155,040	—	37,155,040
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
126,330,738	—	(470,477,985)	(47,071,458)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,616,079,764	62,985,667	(110,057,125)	(47,071,458)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(313,607,947)	(156,870,038)	(470,477,985)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,123,449,562 and $11,282,269,100, respectively, for the year ended December 31, 2023, of which $10,788,078,158 and $10,643,786,545, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
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43

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,457,143	5.68	7
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
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CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
45

Notes to Financial Statements (continued)
December 31, 2023
quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
46
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – TCW Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – TCW Core Plus Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
47

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

48
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
49

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
50
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
51

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

52
CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – TCW Core Plus Bond Fund  | Annual Report 2023
53

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[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – TCW Core Plus Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7037_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – American Century Diversified Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – American Century Diversified Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – American Century Diversified Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income.

Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Jeffrey Houston, CFA
Charles Tan
Jason Greenblath

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	5.59	1.37	2.02
Class 2	05/07/10	5.33	1.11	1.77
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	8.0
Commercial Mortgage-Backed Securities - Non-Agency	2.1
Corporate Bonds & Notes	29.7
Foreign Government Obligations	3.0
Inflation-Indexed Bonds	0.7
Money Market Funds	4.1
Municipal Bonds	1.3
Residential Mortgage-Backed Securities - Agency	33.1
Residential Mortgage-Backed Securities - Non-Agency	2.0
U.S. Treasury Obligations	16.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	61.5
A rating	13.9
BBB rating	19.0
BB rating	2.9
B rating	1.0
CCC rating	0.0 (a)
Not rated	1.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Derivative breakdown (%) (at December 31, 2023)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	—	(0.06)	(0.06)
Long futures contracts	0.52	—	0.52
(a) Forward foreign currency exchange contracts and futures contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 99.06% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – American Century Diversified Bond Fund returned 5.33%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% over the same period.
Market overview
As in 2022, fixed-income investors navigated another volatile market during 2023. But unlike 2022, broad fixed-income indices ended 2023 with solid gains, largely due to early- and late-year rallies.
Bonds broadly advanced early in 2023, when high-profile regional bank failures sparked a flight to quality. However, sentiment quickly shifted, and U.S. Treasury yields reversed course and generally surged higher through October, when they reached multi-year highs. Then, amid moderating inflation and expectations for a U.S. Federal Reserve (Fed) monetary policy pivot, U.S. Treasury yields reversed course again and dropped sharply by year end. Similarly, market-based inflation expectations also declined.
The Fed’s tightening campaign helped fuel a steady slowdown in headline inflation, as measured by the Consumer Price Index, during the annual period. The Fed hiked interest rates at its first three policy meetings of the year before pausing in June. Policymakers lifted rates again in July, to a range of 5.25% - 5.50%, where they remained through year end. In December, the Fed adopted a more dovish tone and penciled in three interest rate cuts for 2024. This Fed statement left many investors optimistic that the U.S. could avoid a recession via the central bank’s engineering of an economic soft landing.
After topping 5% in October 2023, the bellwether 10-year U.S. Treasury yield ended 2023 at 3.88%, unchanged from year-end 2022. The two-year U.S. Treasury ended the year yielding 4.25%, 16 basis points lower than December 31, 2022. (A basis point is 1/100th of a percentage point.) The late-year rally helped restore 12-month gains for the broad U.S. fixed-income market and for all of its sectors. For the annual period overall, investment-grade corporate bonds outperformed the benchmark, mortgage-backed securities and U.S. Treasuries. High-yield corporate bonds outperformed investment-grade corporate bonds.
The Fund’s notable detractors during the period
•
Duration positioning detracted for the annual period overall. Duration is a measure of a fund’s sensitivity to changes in interest rates.
○
We had begun extending the Fund’s duration in the second half of 2022, when U.S. Treasury yields climbed to multi-year highs and recession risk rose. We maintained a longer duration relative to the benchmark through 2023.
○
While this positioning aided results early and late in the annual period when yields rallied, it dampened performance in the second and third calendar quarters when yields soared. The lagging quarters more than offset positive results in the first and fourth quarters of 2023.
•
To a lesser degree, having an overweight position versus the benchmark in the securitized sector and an underweight position compared to the benchmark in investment-grade corporate bonds detracted as well.
○
Interest rate volatility in the spring and summer quarters of the annual period led to lagging results from the Fund’s overweight in agency mortgage-backed securities.
○
We pared back the Fund’s exposure to investment-grade corporate bonds early in 2023, expecting the sector to struggle amid weak economic growth. However, the U.S. economy remained surprisingly resilient, and credit spreads tightened for the year.
6
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
Security selection overall contributed most positively to the Fund’s relative results during the annual period, primarily within the securitized and investment-grade credit sectors.
○
Within the securitized sector, selections among asset-backed securities, non-agency collateralized mortgage obligations and agency mortgage-backed securities aided relative performance and more than offset lagging results from selection among non-agency commercial mortgage-backed securities.
○
Within the investment-grade credit sector, selections among consumer non-cyclicals and financial institutions boosted performance most.
•
Sector allocation decisions overall also contributed positively to relative performance, largely attributable to an underweight position versus the benchmark in U.S. Treasuries and an out-of-benchmark exposure to high-yield corporate bonds.
○
U.S. Treasuries underperformed spread, or non-government bond, sectors during the annual period.
○
Among high-yield corporate bonds, holdings in the industrials, technology, media and telecommunications, energy and financial institutions market segments were top positive contributors.
○
We hedged the Fund’s high-yield corporate bond position for much of the annual period, which weighed negatively on results. However, we removed the hedge at the end of the third calendar quarter, which proved timely, as strong performance from the portfolio’s high-yield corporate bonds in the fourth quarter more than offset the negative effects from the hedge.
•
Yield curve positioning added modest value to the Fund’s relative results, given the steepening bias we had in place.
Derivatives usage
The Fund used U.S. Treasury futures during the annual period to manage duration and yield curve positioning, which delivered mixed results for the annual period. The Fund also held credit default swaps to hedge the Fund’s position in high-yield corporate bonds. On a stand-alone basis, the net impact of these derivatives on Fund performance was negative.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.30	1,022.44	2.54	2.52	0.50
Class 2	1,000.00	1,000.00	1,035.90	1,021.19	3.81	3.78	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency(a) 7.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aaset Trust(b)
Subordinated Series 2021-2A Class B
01/15/2047	3.538%	5,942,869	4,793,162
AIMCO CLO Ltd.(b),(c)
Series 2019-10A Class CR
3-month Term SOFR + 2.162% Floor 1.900% 07/22/2032	7.574%	4,650,000	4,592,661
Aligned Data Centers Issuer LLC(b)
Series 2022-1A Class A2
10/15/2047	6.350%	5,800,000	5,833,506
Subordinated Series 2021-1A Class B
08/15/2046	2.482%	6,300,000	5,454,256
AMMC CLO XI Ltd.(b),(c)
Series 2012-11A Class BR2
3-month Term SOFR + 1.862% Floor 1.600% 04/30/2031	7.252%	4,500,000	4,491,076
AMMC CLO XII Ltd.(b),(c)
Series 2013-12A Class BR
3-month Term SOFR + 1.762% Floor 1.500% 11/10/2030	7.131%	4,300,000	4,296,620
Atrium IX(b),(c)
Series 209A Class BR2
3-month Term SOFR + 1.762% Floor 1.500% 05/28/2030	7.148%	3,050,000	3,040,475
Barings Private Credit Corp. CLO Ltd.(b),(c)
Series 2023-1A Class A1
3-month Term SOFR + 2.400% Floor 2.400% 07/15/2031	7.807%	3,425,000	3,425,151
Castlelake Aircraft Securitization Trust(b)
Series 2018-1 Class A
06/15/2043	4.125%	2,266,136	2,065,937
Castlelake Aircraft Structured Trust(b)
Series 2017-1R Class A
08/15/2041	2.741%	2,527,085	2,287,507
Cerberus Loan Funding XXVIII LP(b),(c)
Series 2020-1A Class A
3-month Term SOFR + 2.112% Floor 1.850% 10/15/2031	7.506%	3,006,975	3,006,927
Cerberus Loan Funding XXXI LP(b),(c)
Series 2021-1A Class A
3-month Term SOFR + 1.762% Floor 1.500% 04/15/2032	7.156%	3,899,790	3,893,499
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Clsec Holdings LLC(b)
Subordinated Series 2021-1 Class C
05/11/2037	6.171%		12,022,280	9,553,242
Cologix Canadian Issuer LP(b)
Series 2022-1CAN Class A2
01/25/2052	4.940%	CAD	10,300,000	7,242,671
Dewolf Park CLO Ltd.(b),(c)
Series 2017-1A Class CR
3-month Term SOFR + 2.112% Floor 1.850% 10/15/2030	7.506%		5,000,000	4,959,455
DI Issuer LLC(b)
Series 2021-1A Class A2
09/15/2051	3.722%		12,688,882	11,473,924
Edgeconnex Data Centers Issuer LLC(b)
Series 2022-1 Class A2
03/25/2052	4.250%		5,734,012	5,584,676
Elevation CLO Ltd.(b),(c)
Series 2018-9 Class B
3-month Term SOFR + 2.012% Floor 2.012% 07/15/2031	7.406%		5,220,000	5,174,821
Flexential Issuer(b)
Series 2021-1A Class A2
11/27/2051	3.250%		7,633,000	6,952,598
Goodgreen(b),(d)
Series 2018-1A Class A
10/15/2053	3.930%		3,168,914	2,797,824
Goodgreen Trust(b)
Series 2021-1A Class A
10/15/2056	2.660%		2,557,016	2,017,832
KKR CLO Ltd.(b),(c)
Series 2018 Class CR
3-month Term SOFR + 2.362% Floor 2.100% 07/18/2030	7.757%		3,500,000	3,483,623
KKR Static CLO I Ltd.(b),(c)
Series 2022-1A Class B
3-month Term SOFR + 2.600% Floor 2.600% 07/20/2031	8.016%		4,125,000	4,127,050
KKR Static CLO I Ltd.(b),(c),(e)
Series 2023-1A Class BR
3-month Term SOFR + 2.000% Floor 2.000% 07/19/2031	7.365%		7,625,000	7,625,000
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM XXII Ltd.(b),(c)
Series 2018-22A Class A2R
3-month Term SOFR + 1.712% Floor 1.450% 10/20/2028	7.127%	4,050,000	4,017,256
Lunar Aircraft Ltd.(b)
Series 2020-1A Class A
02/15/2045	3.376%	5,084,944	4,503,227
Lunar Structured Aircraft Portfolio Notes(b)
Subordinated Series 2021-1 Class B
10/15/2046	3.432%	2,658,912	2,183,233
MAPS Trust(b)
Series 2021-1A Class A
06/15/2046	2.521%	3,442,266	3,024,591
Monroe Capital MML CLO Ltd.(b),(c)
Series 2017-1A Class AR
3-month Term SOFR + 1.562% Floor 1.300% 04/22/2029	6.974%	2,564,132	2,554,429
Mountain View CLO LLC(b),(c)
Series 2017-2 Class B
3-month Term SOFR + 1.962% Floor 1.700% 01/16/2031	7.356%	3,250,000	3,240,169
Octagon Investment Partners 31 LLC(b),(c)
Series 2017-1A Class CR
3-month Term SOFR + 2.312% Floor 2.050% 07/20/2030	7.727%	5,250,000	5,228,438
Palmer Square Loan Funding Ltd.(b),(c)
Series 2022-1A Class D
3-month Term SOFR + 5.000% Floor 5.000% 04/15/2030	10.394%	4,700,000	4,655,458
Series 2022-2A Class A2
3-month Term SOFR + 1.900% Floor 1.900% 10/15/2030	7.294%	3,625,000	3,609,025
PFP Ltd.(b),(c)
Subordinated Series 2021-8 Class D
1-month Term SOFR + 2.264% Floor 2.150% 08/09/2037	7.626%	3,200,000	3,021,719
Pioneer Aircraft Finance Ltd.(b)
Series 2019-1 Class A
06/15/2044	3.967%	5,860,171	5,157,126
Ready Capital Mortgage Financing LLC(b),(c)
Subordinated Series 2021-FL5 Class C
1-month Term SOFR + 2.364% Floor 2.250% 04/25/2038	7.720%	3,841,000	3,749,626
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Timeshare Receivables Funding LLC(b)
Series 2019-2A Class C
05/20/2036	3.120%	876,066	853,602
START Ireland(b)
Series 2019-1 Class A
03/15/2044	4.089%	4,842,554	4,397,088
Stewart Park CLO Ltd.(b),(c)
Series 2015-1A Class CR
3-month Term SOFR + 2.062% Floor 1.800% 01/15/2030	7.456%	4,150,000	4,102,412
Stonepeak ABS(b)
Series 2021-1A Class AA
02/28/2033	2.301%	3,158,192	2,901,851
TCI-Symphony CLO Ltd.(b),(c)
Series 2017-1A Class CR
3-month Term SOFR + 2.062% Floor 1.800% 07/15/2030	7.456%	6,600,000	6,467,914
Total Asset-Backed Securities — Non-Agency (Cost $193,012,040)			181,840,657

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

Arbor Realty Commercial Real Estate Notes Ltd.(b),(c)
Series 2021-FL1 Class A
1-month Term SOFR + 1.084% Floor 0.970% 12/15/2035	6.446%	3,022,352	3,007,446
BBCMS Mortgage Trust(b),(c)
Subordinated Series 2019-BWAY Class E
1-month Term SOFR + 2.964% Floor 2.850% 11/25/2034	8.327%	8,236,000	1,202,399
BX Commercial Mortgage Trust(b),(c)
Subordinated CMO Series 2021-VOLT Class F
1-month Term SOFR + 2.514% Floor 2.400% 09/15/2036	7.876%	4,900,000	4,669,856
Subordinated Series 2023-VLT2 Class B
1-month Term SOFR + 3.129% Floor 3.129% 06/15/2040	8.491%	5,537,000	5,524,910
BX Trust(b)
Series 2019-OC11 Class C
12/09/2041	3.856%	3,439,000	3,053,407
BXMT Ltd.(b),(c)
Subordinated Series 2020-FL2 Class D
1-month Term SOFR + 2.064% Floor 1.950% 02/15/2038	7.168%	3,289,000	2,683,475
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSMC Trust(b),(c)
Subordinated Series 2021-BHAR Class B
1-month Term SOFR + 1.264% Floor 1.500% 11/15/2038	6.626%	3,281,000	3,227,222
Fontainebleau Miami Beach Trust(b),(d)
Subordinated Series 2019-FBLU Class D
12/10/2036	3.963%	2,989,000	2,891,402
FS Commercial Mortgage Trust(b)
Series 2023-4SZN Class A
11/10/2039	7.066%	5,020,000	5,213,894
Greystone CRE Notes Ltd.(b),(c)
Series 2019-FL2 Class C
1-month Term SOFR + 2.114% Floor 2.000% 09/15/2037	7.476%	4,579,500	4,524,967
Series 2019-FL2 Class D
1-month Term SOFR + 2.514% Floor 2.400% 09/15/2037	7.876%	3,969,000	3,893,747
One Market Plaza Trust(b)
Subordinated Series 2017-1MKT Class B
02/10/2032	3.845%	5,370,000	4,672,207
Shelter Growth CRE Issuer Ltd.(b),(c)
Series 2023-FL5 Class A
1-month Term SOFR + 2.754% Floor 2.754% 05/19/2038	8.110%	3,218,000	3,221,659
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $56,136,652)			47,786,591

Corporate Bonds & Notes 29.5%

Aerospace & Defense 0.7%
Arconic, Inc.
02/01/2037	5.950%	2,383,000	2,492,285
Boeing Co. (The)
05/01/2050	5.805%	1,066,000	1,105,627
Northrop Grumman Corp.
05/01/2040	5.150%	1,320,000	1,339,857
RTX Corp.
03/15/2054	6.400%	3,160,000	3,661,937
Spirit AeroSystems, Inc.(b)
11/15/2030	9.750%	1,225,000	1,317,201
TransDigm, Inc.(b)
08/15/2028	6.750%	2,597,000	2,665,108
12/01/2031	7.125%	95,000	99,746
United Technologies Corp.
11/16/2028	4.125%	3,575,000	3,492,349
Total			16,174,110
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Agencies 0.1%
Tennessee Valley Authority
09/15/2031	1.500%	2,100,000	1,713,347
Airlines 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
04/20/2026	5.500%	4,115,257	4,081,929
Apartment REIT 0.1%
Essex Portfolio LP
01/15/2030	3.000%	1,973,000	1,758,174
Automotive 1.3%
Ford Motor Credit Co. LLC
11/13/2025	3.375%	4,245,000	4,060,813
05/12/2028	6.800%	1,800,000	1,880,244
06/10/2030	7.200%	3,240,000	3,452,447
11/07/2033	7.122%	2,100,000	2,262,282
General Motors Financial Co., Inc.
06/20/2025	2.750%	5,666,000	5,453,076
01/07/2029	5.800%	2,805,000	2,873,577
Hyundai Capital America(b)
01/16/2029	6.500%	817,000	862,868
09/21/2030	6.200%	1,540,000	1,621,400
Toyota Motor Credit Corp.
09/11/2028	5.250%	2,090,000	2,166,686
05/17/2030	4.550%	1,680,000	1,692,297
11/20/2030	5.550%	2,700,000	2,844,411
Total			29,170,101
Banking 7.1%
Banco Santander SA
11/07/2033	6.938%	6,800,000	7,564,367
Subordinated
08/08/2033	6.921%	1,800,000	1,920,146
Bank of America Corp.(f)
09/15/2029	5.819%	9,670,000	9,981,955
10/22/2030	2.884%	2,632,000	2,337,206
04/27/2033	4.571%	1,425,000	1,359,249
04/25/2034	5.288%	2,705,000	2,712,613
Bank of Montreal
12/11/2026	5.266%	1,734,000	1,758,885
Bank of New York Mellon Corp. (The)(f)
10/25/2034	6.474%	1,630,000	1,806,891
Barclays PLC(f)
09/13/2034	6.692%	2,361,000	2,524,389
BB&T Corp.
Subordinated
09/16/2025	3.625%	1,346,000	1,303,015
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BNP Paribas SA(b),(f)
06/12/2029	5.335%	2,020,000	2,048,611
12/05/2034	5.894%	2,635,000	2,755,606
BPCE SA(b),(f)
10/19/2034	7.003%	1,735,000	1,882,307
Canadian Imperial Bank of Commerce
04/28/2028	5.001%	2,395,000	2,408,741
10/03/2033	6.092%	964,000	1,028,935
Citigroup, Inc.(f),(g)
	7.625%	4,370,000	4,460,907
Citigroup, Inc.(f)
07/24/2028	3.668%	1,655,000	1,577,833
10/27/2028	3.520%	1,467,000	1,386,881
03/20/2030	3.980%	2,249,000	2,133,710
03/31/2031	4.412%	1,305,000	1,249,640
01/25/2033	3.057%	1,806,000	1,541,310
Credit Agricole SA(b),(f)
10/03/2029	6.316%	2,249,000	2,358,354
Subordinated
01/10/2033	4.000%	3,795,000	3,530,442
Credit Suisse Group AG(b),(f)
11/15/2033	9.016%	3,200,000	3,935,883
Danske Bank A/S(b),(f)
09/10/2027	1.549%	2,550,000	2,304,244
Deutsche Bank AG(f)
07/13/2027	7.146%	2,400,000	2,493,001
Goldman Sachs Group, Inc. (The)(f)
01/24/2025	1.757%	1,160,000	1,155,477
10/21/2027	1.948%	4,381,000	4,007,818
10/24/2029	6.484%	1,880,000	1,995,134
10/21/2032	2.650%	2,055,000	1,712,424
HSBC Holdings PLC(f)
08/14/2027	5.887%	1,525,000	1,546,542
Huntington National Bank (The)
01/10/2030	5.650%	2,700,000	2,730,277
Intesa Sanpaolo SpA(b)
09/23/2029	4.000%	1,490,000	1,357,050
06/20/2033	6.625%	2,505,000	2,561,106
JPMorgan Chase & Co.(f)
04/23/2029	4.005%	2,692,000	2,590,834
07/24/2029	5.299%	2,970,000	3,013,687
10/23/2029	6.087%	1,425,000	1,498,960
04/22/2031	2.522%	3,452,000	2,987,407
04/22/2032	2.580%	2,770,000	2,344,335
10/23/2034	6.254%	1,190,000	1,290,718
JPMorgan Chase Bank NA
12/08/2026	5.110%	2,726,000	2,751,729
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeyBank NA
Subordinated
05/20/2026	3.400%	2,465,000	2,318,219
KeyCorp(f)
05/23/2025	3.878%	2,225,000	2,175,310
Lloyds Banking Group PLC(f)
08/07/2027	5.985%	1,991,000	2,027,143
Macquarie Bank Ltd.(b)
12/07/2026	5.391%	2,534,000	2,566,907
Morgan Stanley(f)
10/21/2025	1.164%	4,786,000	4,608,226
04/20/2029	5.164%	2,124,000	2,133,915
11/01/2029	6.407%	690,000	731,768
10/18/2033	6.342%	2,155,000	2,321,302
07/21/2034	5.424%	527,000	534,370
11/01/2034	6.627%	2,205,000	2,443,005
PNC Financial Services Group, Inc. (The)(f)
10/20/2027	6.615%	2,125,000	2,205,281
08/18/2034	5.939%	1,410,000	1,469,574
10/20/2034	6.875%	1,380,000	1,532,514
Societe Generale SA(b),(f)
01/10/2034	6.691%	1,274,000	1,342,216
SunTrust Bank
Subordinated
05/15/2026	3.300%	2,853,000	2,721,344
Synchrony Financial
08/15/2024	4.250%	3,091,000	3,053,085
Toronto-Dominion Bank (The)
12/11/2026	5.264%	1,146,000	1,168,563
Truist Bank(f)
Subordinated
09/17/2029	2.636%	1,623,000	1,510,340
Truist Financial Corp.(f)
10/30/2029	7.161%	1,090,000	1,176,219
UBS Group AG(b),(f)
01/12/2027	5.711%	2,000,000	2,007,573
US Bancorp(f)
10/26/2027	6.787%	2,095,000	2,186,683
06/12/2029	5.775%	3,612,000	3,709,955
Wells Fargo & Co.(f)
07/25/2033	4.897%	1,130,000	1,101,541
04/24/2034	5.389%	4,475,000	4,490,956
07/25/2034	5.557%	2,626,000	2,676,040
Wells Fargo Bank NA
12/11/2026	5.254%	4,900,000	4,962,636
Total			163,083,304
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.3%
Charles Schwab Corp. (The)(f)
11/17/2029	6.196%	1,276,000	1,339,547
05/19/2034	5.853%	1,232,000	1,269,986
08/24/2034	6.136%	1,170,000	1,235,581
LPL Holdings, Inc.
11/17/2028	6.750%	1,626,000	1,731,565
Nasdaq, Inc.
02/15/2034	5.550%	2,043,000	2,126,187
Total			7,702,866
Building Materials 0.5%
Builders FirstSource, Inc.(b)
03/01/2030	5.000%	5,888,000	5,688,064
06/15/2032	6.375%	1,683,000	1,728,241
Standard Industries, Inc.(b)
07/15/2030	4.375%	2,646,000	2,427,763
Summit Materials LLC /Finance Corp.(b)
01/15/2031	7.250%	825,000	869,910
Total			10,713,978
Cable and Satellite 0.7%
CCO Holdings LLC/Holdings Capital Corp.(b)
01/15/2034	4.250%	5,159,000	4,195,249
Charter Communications Operating LLC/Capital
11/10/2026	6.150%	1,132,000	1,157,880
04/01/2038	5.375%	1,800,000	1,627,497
07/01/2049	5.125%	1,340,000	1,090,480
Comcast Corp.
03/15/2033	7.050%	800,000	934,600
07/15/2036	3.200%	2,165,000	1,821,601
04/01/2040	3.750%	2,095,000	1,802,494
11/01/2056	2.937%	1,940,000	1,278,787
Cox Communications, Inc.(b)
08/15/2024	3.150%	659,000	647,360
02/01/2025	3.850%	1,180,000	1,158,361
06/15/2033	5.700%	985,000	1,027,163
Total			16,741,472
Chemicals 0.1%
CF Industries, Inc.
06/01/2043	4.950%	1,480,000	1,357,125
Construction Machinery 0.5%
Ashtead Capital, Inc.(b)
08/11/2032	5.500%	831,000	820,913
10/15/2033	5.950%	2,348,000	2,392,055
John Deere Capital Corp.
07/14/2028	4.950%	2,970,000	3,043,996
06/10/2030	4.700%	1,925,000	1,954,748
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.(b)
12/15/2029	6.000%	2,290,000	2,323,952
Total			10,535,664
Consumer Products 0.6%
Clorox Co. (The)
05/15/2030	1.800%	2,595,000	2,166,934
GSK Consumer Healthcare Capital US LLC
03/24/2052	4.000%	1,150,000	977,091
Kenvue, Inc.
03/22/2033	4.900%	7,080,000	7,291,624
Mattel, Inc.(b)
04/01/2029	3.750%	1,810,000	1,654,668
Tempur Sealy International, Inc.(b)
10/15/2031	3.875%	2,336,000	1,971,592
Total			14,061,909
Diversified Manufacturing 0.6%
Carrier Global Corp.(b)
03/15/2054	6.200%	610,000	707,266
Chart Industries, Inc.(b)
01/01/2030	7.500%	3,050,000	3,192,353
GE Capital Funding LLC
05/15/2032	4.550%	2,400,000	2,354,327
Ingersoll Rand, Inc.
08/14/2033	5.700%	1,333,000	1,410,369
Regal Rexnord Corp.(b)
04/15/2033	6.400%	1,855,000	1,937,192
Veralto Corp.(b)
09/18/2033	5.450%	3,420,000	3,548,257
Total			13,149,764
Electric 3.3%
Ameren Corp.
01/15/2031	3.500%	2,975,000	2,712,619
Ameren Illinois Co.
06/01/2033	4.950%	1,180,000	1,194,265
American Electric Power Co., Inc.
01/15/2029	5.200%	3,025,000	3,069,278
Baltimore Gas and Electric Co.
06/15/2031	2.250%	1,623,000	1,384,847
CenterPoint Energy Houston Electric LLC
10/01/2032	4.450%	2,520,000	2,473,049
04/01/2033	4.950%	1,030,000	1,050,134
CenterPoint Energy, Inc.
06/01/2031	2.650%	1,923,000	1,645,593
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Edison Co.
02/01/2053	5.300%	1,842,000	1,876,619
Dominion Energy, Inc.
08/01/2041	4.900%	1,890,000	1,746,879
DTE Energy Co.
06/01/2028	4.875%	1,370,000	1,381,680
Duke Energy Carolinas LLC
04/15/2031	2.550%	1,050,000	912,819
Duke Energy Corp.
06/15/2031	2.550%	1,460,000	1,245,923
08/15/2052	5.000%	1,540,000	1,440,074
Duke Energy Florida LLC
06/15/2030	1.750%	1,845,000	1,541,138
11/15/2033	5.875%	776,000	836,884
11/15/2042	3.850%	340,000	280,700
Duke Energy Progress LLC
12/01/2044	4.150%	3,185,000	2,719,678
03/15/2053	5.350%	850,000	863,067
Exelon Corp.
03/15/2028	5.150%	1,361,000	1,381,357
FEL Energy VI Sarl(b)
12/01/2040	5.750%	3,232,384	2,917,559
Florida Power & Light Co.
02/03/2032	2.450%	2,743,000	2,357,379
02/01/2042	4.125%	1,840,000	1,657,148
Georgia Power Co.
05/17/2033	4.950%	1,040,000	1,050,985
MidAmerican Energy Co.
10/15/2044	4.400%	2,030,000	1,816,458
04/15/2050	3.150%	1,390,000	999,385
09/15/2054	5.850%	2,242,000	2,483,667
Nevada Power Co.
03/15/2054	6.000%	618,000	678,137
NextEra Energy Capital Holdings, Inc.
02/28/2028	4.900%	1,870,000	1,886,678
02/28/2033	5.050%	1,120,000	1,124,847
02/28/2053	5.250%	1,607,000	1,575,435
NextEra Energy Operating Partners LP(b)
01/15/2029	7.250%	2,821,000	2,955,647
Northern States Power Co.
04/01/2052	3.200%	1,685,000	1,244,915
05/15/2053	5.100%	1,790,000	1,813,864
NRG Energy, Inc.(b)
12/02/2025	2.000%	5,835,000	5,458,856
Oncor Electric Delivery Co. LLC(b)
11/15/2033	5.650%	1,012,000	1,079,506
09/15/2052	4.950%	1,000,000	980,815
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas and Electric Co.
06/15/2033	6.400%	570,000	600,187
03/15/2034	6.950%	980,000	1,078,937
06/01/2041	4.200%	1,090,000	872,973
Palomino Funding Trust I(b)
05/17/2028	7.233%	1,650,000	1,736,059
PECO Energy Co.
08/15/2052	4.375%	2,400,000	2,162,499
Public Service Enterprise Group, Inc.
10/15/2033	6.125%	3,162,000	3,400,449
Southern Co.(The)
06/15/2033	5.200%	1,253,000	1,278,507
Union Electric Co.
03/15/2053	5.450%	1,670,000	1,723,174
Xcel Energy, Inc.
06/01/2032	4.600%	869,000	848,449
Total			75,539,118
Environmental 0.1%
Waste Connections, Inc.
06/01/2032	3.200%	2,501,000	2,248,672
Finance Companies 0.2%
Aircastle Ltd.(b)
08/11/2025	5.250%	2,396,000	2,363,428
Golub Capital BDC, Inc.
12/05/2028	7.050%	2,822,000	2,966,346
Owl Rock Capital Corp.
07/15/2026	3.400%	373,000	346,831
Total			5,676,605
Food and Beverage 1.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	11,300,000	11,277,842
JDE Peet’s NV(b)
09/24/2031	2.250%	3,595,000	2,879,082
Kraft Heinz Foods Co.
06/04/2042	5.000%	3,510,000	3,392,727
Mars, Inc.(b)
04/20/2033	4.750%	2,558,000	2,578,532
04/01/2039	3.875%	731,000	641,227
Mondelez International, Inc.
03/17/2027	2.625%	2,100,000	1,980,134
Nestle Holdings, Inc.(b)
03/14/2033	4.850%	1,340,000	1,374,453
Sysco Corp.
01/17/2034	6.000%	3,340,000	3,614,682
Total			27,738,679
The accompanying Notes to Financial Statements are an integral part of this statement.
14
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.6%
Caesars Entertainment, Inc.(b)
10/15/2029	4.625%	1,616,000	1,460,920
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	1,155,000	1,149,770
International Game Technology PLC(b)
01/15/2029	5.250%	6,160,000	6,021,622
Scientific Games International, Inc.(b)
11/15/2029	7.250%	3,281,000	3,364,192
VICI Properties LP/Note Co., Inc.(b)
08/15/2030	4.125%	2,770,000	2,537,863
Total			14,534,367
Health Care 1.3%
CVS Health Corp.
03/25/2048	5.050%	2,465,000	2,313,014
02/21/2053	5.625%	1,605,000	1,628,978
GE HealthCare Technologies, Inc.
11/15/2027	5.650%	4,690,000	4,855,664
HCA, Inc.
06/01/2028	5.200%	1,125,000	1,136,151
06/01/2033	5.500%	2,071,000	2,106,126
06/01/2053	5.900%	2,080,000	2,135,797
IQVIA, Inc.(b)
02/01/2029	6.250%	2,847,000	2,973,075
Kaiser Foundation Hospitals
06/01/2051	3.002%	1,575,000	1,123,742
Novant Health, Inc.
11/01/2051	3.168%	1,880,000	1,317,416
Quest Diagnostics, Inc.
11/30/2033	6.400%	1,959,000	2,176,070
Star Parent, Inc.(b)
10/01/2030	9.000%	938,000	989,831
Stryker Corp.
12/08/2028	4.850%	4,262,000	4,311,700
Universal Health Services, Inc.
09/01/2026	1.650%	3,813,000	3,468,614
Total			30,536,178
Healthcare Insurance 0.4%
Centene Corp.
12/15/2029	4.625%	3,567,000	3,427,103
02/15/2030	3.375%	3,474,000	3,117,307
UnitedHealth Group, Inc.
04/15/2053	5.050%	3,525,000	3,565,739
Total			10,110,149
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.2%
DR Horton, Inc.
10/15/2024	2.500%	2,850,000	2,781,949
KB Home
11/15/2029	4.800%	2,605,000	2,497,801
Total			5,279,750
Independent Energy 1.0%
Aker BP ASA(b)
06/13/2033	6.000%	850,000	883,788
Antero Resources Corp.(b)
02/01/2029	7.625%	1,693,000	1,736,981
Chesapeake Energy Corp.(b)
04/15/2029	6.750%	2,454,000	2,463,708
Civitas Resources, Inc.(b)
11/01/2030	8.625%	84,000	89,357
Diamondback Energy, Inc.
03/15/2033	6.250%	2,140,000	2,291,050
EQT Corp.(b)
05/15/2031	3.625%	1,530,000	1,366,016
Geopark Ltd.(b)
01/17/2027	5.500%	2,250,000	1,990,374
MEG Energy Corp.(b)
02/01/2029	5.875%	2,515,000	2,443,950
Occidental Petroleum Corp.
09/01/2030	6.625%	3,599,000	3,831,166
09/15/2036	6.450%	1,010,000	1,071,292
Ovintiv, Inc.
07/15/2033	6.250%	1,070,000	1,107,113
Southwestern Energy Co.
03/15/2030	5.375%	3,702,000	3,607,564
Total			22,882,359
Integrated Energy 0.3%
BP Capital Markets America, Inc.
06/17/2041	3.060%	1,720,000	1,332,393
Cenovus Energy, Inc.
01/15/2032	2.650%	1,910,000	1,584,855
Shell International Finance BV
11/07/2029	2.375%	2,170,000	1,953,027
05/11/2045	4.375%	1,200,000	1,101,236
Total			5,971,511
Life Insurance 0.5%
Athene Holding Ltd.
01/15/2034	5.875%	1,974,000	1,993,370
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corebridge Financial, Inc.
04/05/2032	3.900%	2,505,000	2,269,264
01/15/2034	5.750%	2,290,000	2,343,364
Global Atlantic Fin Co.(b)
06/15/2031	3.125%	3,660,000	2,999,767
MetLife, Inc.
07/15/2033	5.375%	1,351,000	1,409,340
Total			11,015,105
Lodging 0.1%
Marriott International, Inc.
10/15/2032	3.500%	1,437,000	1,281,310
Media and Entertainment 0.9%
Fox Corp.
10/13/2033	6.500%	3,020,000	3,270,040
Gray Escrow II, Inc.(b)
11/15/2031	5.375%	3,615,000	2,726,923
Paramount Global
10/15/2040	5.900%	313,000	283,799
TEGNA, Inc.
09/15/2029	5.000%	4,698,000	4,310,417
Viacom, Inc.
04/30/2036	6.875%	3,150,000	3,198,148
Warnermedia Holdings, Inc.
03/15/2025	3.638%	753,000	737,155
03/15/2025	3.788%	606,000	593,480
03/15/2027	3.755%	601,000	576,015
03/15/2042	5.050%	1,645,000	1,450,363
03/15/2052	5.141%	2,175,000	1,871,456
WPP Finance 2010
09/19/2024	3.750%	2,147,000	2,108,285
Total			21,126,081
Metals and Mining 0.2%
Arsenal AIC Parent LLC(b)
10/01/2030	8.000%	180,000	189,304
Glencore Funding LLC(b)
10/06/2030	6.375%	1,125,000	1,209,229
Minera Mexico SA de CV(b)
01/26/2050	4.500%	668,000	534,823
South32 Treasury Ltd.(b)
04/14/2032	4.350%	2,125,000	1,920,505
Total			3,853,861
Midstream 0.8%
Columbia Pipelines Operating Co. LLC(b)
11/15/2033	6.036%	2,400,000	2,516,008
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enbridge, Inc.
03/08/2033	5.700%	2,228,000	2,317,089
Energy Transfer LP
02/15/2033	5.750%	2,106,000	2,176,268
12/01/2033	6.550%	1,039,000	1,128,492
Energy Transfer Partners LP
03/15/2035	4.900%	1,870,000	1,780,850
12/15/2045	6.125%	980,000	991,370
Enterprise Products Operating LLC
03/15/2044	4.850%	1,708,000	1,643,414
ONEOK, Inc.
09/01/2033	6.050%	845,000	894,366
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	3,150,000	3,163,378
Targa Resources Corp.
03/30/2034	6.500%	990,000	1,070,697
Total			17,681,932
Natural Gas 0.3%
Infraestructura Energetica Nova SAB de CV(b)
01/15/2051	4.750%	1,906,000	1,476,961
Sempra Energy
06/15/2027	3.250%	3,200,000	3,034,251
08/01/2033	5.500%	2,735,000	2,834,996
Total			7,346,208
Office REIT 0.0%
Kilroy Realty LP
02/15/2030	3.050%	1,195,000	1,016,639
Oil Field Services 0.0%
Schlumberger Investment SA
05/15/2033	4.850%	1,020,000	1,036,285
Other REIT 0.1%
LXP Industrial Trust
11/15/2028	6.750%	1,120,000	1,176,701
Other Utility 0.1%
Essential Utilities, Inc.
04/15/2030	2.704%	1,510,000	1,322,118
Pharmaceuticals 1.0%
Amgen, Inc.
08/18/2029	4.050%	4,610,000	4,513,564
03/02/2033	5.250%	2,851,000	2,922,119
03/02/2053	5.650%	3,100,000	3,267,956
Gilead Sciences, Inc.
10/15/2053	5.550%	1,525,000	1,654,128
The accompanying Notes to Financial Statements are an integral part of this statement.
16
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jazz Securities DAC(b)
01/15/2029	4.375%	1,263,000	1,176,389
Organon Finance 1 LLC(b)
04/30/2028	4.125%	3,805,000	3,502,152
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	3,550,000	3,556,421
05/19/2053	5.300%	2,300,000	2,352,266
Viatris, Inc.
06/22/2050	4.000%	888,000	624,957
Total			23,569,952
Property & Casualty 0.1%
American International Group, Inc.
03/27/2033	5.125%	1,850,000	1,877,627
Railroads 0.3%
Burlington Northern Santa Fe LLC
04/01/2045	4.150%	2,035,000	1,808,803
09/15/2051	3.300%	1,325,000	1,007,537
04/15/2054	5.200%	1,098,000	1,145,372
Union Pacific Corp.
08/15/2039	3.550%	3,365,000	2,892,221
Total			6,853,933
Restaurants 0.1%
Starbucks Corp.
11/15/2030	2.550%	3,165,000	2,798,742
Retail REIT 0.5%
Agree LP
10/01/2030	2.900%	2,660,000	2,290,350
Kimco Realty OP LLC
03/01/2034	6.400%	2,820,000	3,096,128
National Retail Properties, Inc.
10/15/2048	4.800%	1,730,000	1,524,046
NNN REIT, Inc.
10/15/2033	5.600%	2,720,000	2,812,132
Simon Property Group LP
01/15/2034	6.250%	980,000	1,067,517
Spirit Realty LP
02/15/2031	3.200%	1,293,000	1,142,057
Total			11,932,230
Retailers 0.7%
AutoZone, Inc.
04/15/2030	4.000%	1,900,000	1,826,512
11/01/2033	6.550%	1,330,000	1,477,636
Genuine Parts Co.
11/01/2028	6.500%	1,354,000	1,438,547
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
04/15/2053	5.625%	3,965,000	4,179,871
O’Reilly Automotive, Inc.
11/20/2026	5.750%	2,087,000	2,136,897
Tapestry, Inc.
11/27/2026	7.000%	3,260,000	3,382,067
11/27/2033	7.850%	1,228,000	1,311,272
Total			15,752,802
Technology 1.2%
Apple, Inc.
08/08/2052	3.950%	3,975,000	3,487,435
Black Knight InfoServ LLC(b)
09/01/2028	3.625%	6,693,000	6,374,276
Broadcom, Inc.(b)
04/15/2033	3.419%	2,635,000	2,314,738
Intel Corp.
02/10/2053	5.700%	1,774,000	1,919,764
Iron Mountain, Inc.(b)
07/15/2032	5.625%	1,050,000	994,484
Kyndryl Holdings, Inc.
10/15/2028	2.700%	3,252,000	2,867,672
10/15/2031	3.150%	820,000	687,976
NVIDIA Corp.
06/15/2031	2.000%	2,365,000	2,026,991
NXP BV/Funding LLC
03/01/2026	5.350%	878,000	882,010
NXP BV/Funding LLC/USA, Inc.
05/11/2031	2.500%	3,390,000	2,883,303
Oracle Corp.
07/15/2036	3.850%	1,667,000	1,453,265
04/01/2040	3.600%	1,573,000	1,257,966
Total			27,149,880
Transportation Services 0.0%
GXO Logistics, Inc.
07/15/2031	2.650%	1,168,000	959,356
Treasury 0.3%
Romanian Government International Bond(b)
02/17/2028	6.625%	5,926,000	6,135,567
Wireless 0.5%
American Tower Corp.
07/15/2033	5.550%	3,113,000	3,225,381
Sprint Capital Corp.
11/15/2028	6.875%	1,873,000	2,030,438
03/15/2032	8.750%	3,625,000	4,473,106
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Vodafone Group PLC
02/27/2037	6.150%		1,375,000	1,488,741
Total				11,217,666
Wirelines 0.4%
AT&T, Inc.
02/15/2034	5.400%		3,105,000	3,203,892
05/15/2035	4.500%		2,471,000	2,343,779
08/15/2037	4.900%		2,185,000	2,115,254
03/01/2039	4.850%		1,540,000	1,472,795
Verizon Communications, Inc.
03/15/2039	4.812%		825,000	797,966
Total				9,933,686
Total Corporate Bonds & Notes (Cost $675,515,847)				675,798,812

Foreign Government Obligations(a),(h) 3.0%

Canada 1.1%
Canadian Government Bond
03/01/2028	3.500%	CAD	34,000,000	25,936,289
Germany 1.2%
Bundesrepublik Deutschland Bundesanleihe(b),(i)
02/15/2032	0.000%	EUR	10,000,000	9,443,729
05/15/2035	0.000%	EUR	7,500,000	6,524,166
Bundesrepublik Deutschland Bundesanleihe(b)
08/15/2032	1.700%	EUR	10,000,000	10,808,341
Total				26,776,236
Mexico 0.3%
Mexico Government International Bond
02/09/2035	6.350%		952,000	996,798
Petroleos Mexicanos
02/07/2033	10.000%		4,890,000	4,891,091
Total				5,887,889
Norway 0.0%
Equinor ASA
11/18/2049	3.250%		1,590,000	1,204,924
Panama 0.1%
Panama Government International Bond
01/31/2036	6.875%		1,591,000	1,588,645
04/01/2056	4.500%		2,000,000	1,343,810
Total				2,932,455
Foreign Government Obligations(a),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peru 0.2%
Peruvian Government International Bond
01/15/2034	3.000%	1,750,000	1,475,754
11/18/2050	5.625%	2,300,000	2,396,459
Total			3,872,213
Philippines 0.0%
Philippine Government International Bond
01/17/2048	5.500%	1,000,000	1,055,012
United States 0.1%
Antares Holdings LP(b)
01/15/2027	2.750%	1,876,000	1,664,264
Total Foreign Government Obligations (Cost $67,475,083)			69,329,282

Inflation-Indexed Bonds 0.7%

United States 0.7%
U.S. Treasury Inflation-Indexed Bond
01/15/2024	0.625%	15,823,680	15,786,771
Total Inflation-Indexed Bonds (Cost $15,814,280)			15,786,771

Municipal Bonds 1.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
California State University
Taxable Refunding Revenue Bonds
Series 2020B
11/01/2051	2.975%	2,250,000	1,600,473
University of California
Revenue Bonds
Taxable
Series 2021BJ
05/15/2051	3.071%	1,255,000	902,466
Total			2,502,939
Hospital 0.1%
Escambia County Health Facilities Authority
Taxable Refunding Revenue Bonds
Health Care Facilities
Series 2020 (AGM)
08/15/2040	3.607%	2,170,000	1,746,038
The accompanying Notes to Financial Statements are an integral part of this statement.
18
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	1,595,000	1,132,227
Total			2,878,265
Local General Obligation 0.1%
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	800,000	712,769
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	800,000	997,482
Total			1,710,251
Municipal Power 0.1%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	977,871
Texas Natural Gas Securitization Finance
Series 2023
04/01/2041	5.169%	1,635,000	1,689,590
Total			2,667,461
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	2,012,028
Special Non Property Tax 0.1%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	1,756,469
New York State Dormitory Authority
Unrefunded Revenue Bonds
Taxable
Series 2019F
02/15/2043	3.190%	1,265,000	969,707
Total			2,726,176
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 0.2%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,126,063
Michigan Strategic Fund
Taxable Revenue Bonds
Flint Water Advocacy Fund
Series 2021
09/01/2047	3.225%	3,550,000	2,783,005
Total			4,909,068
State General Obligation 0.1%
State of California
Unlimited General Obligation Refunding Bonds
Taxable
Series 2018
04/01/2038	4.600%	2,335,000	2,251,171
Tobacco 0.2%
Golden State Tobacco Securitization Corp.
Revenue Bonds
Taxable
Series 2021
06/01/2034	2.746%	4,635,000	3,901,799
Turnpike / Bridge / Toll Road 0.2%
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Taxable Toll Road
Series 2019A
01/15/2049	4.094%	2,285,000	1,905,500
Ohio Turnpike & Infrastructure Commission
Taxable Refunding Revenue Bonds
Junior Lien - Infrastructure Projects
Series 2020
02/15/2048	3.216%	2,640,000	1,986,176
Total			3,891,676
Total Municipal Bonds (Cost $33,968,680)			29,450,834

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
19

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency 32.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
06/01/2036- 08/01/2051	2.000%	21,746,969	18,804,595
02/01/2038- 01/01/2053	6.000%	31,561,889	32,170,747
02/01/2049- 05/01/2052	3.500%	23,784,398	22,099,352
10/01/2050- 05/01/2051	2.500%	16,475,427	14,084,210
07/01/2051- 02/01/2052	3.000%	28,387,591	25,238,647
05/01/2052- 06/01/2052	4.000%	34,131,728	32,546,826
07/01/2052- 08/01/2052	5.000%	12,234,379	12,159,036
10/01/2052	4.500%	29,020,320	28,139,768
12/01/2052	5.500%	3,611,312	3,635,089
Federal Home Loan Mortgage Corp.(c)
12-month Term SOFR + 1.865% Cap 10.004% 07/01/2036	5.523%	525,824	538,033
1-year CMT + 2.135% Cap 10.713% 10/01/2036	6.191%	355,636	363,100
1-year CMT + 2.255% Cap 10.156% 04/01/2037	5.307%	468,295	477,387
12-month Term SOFR + 1.890% Cap 9.124% 07/01/2041	5.706%	142,731	142,745
12-month Term SOFR + 1.650% Cap 7.199% 12/01/2042	4.547%	290,710	295,449
Federal National Mortgage Association
12/01/2033- 09/01/2053	6.000%	21,702,416	22,078,027
05/01/2036- 03/01/2052	2.000%	50,225,762	43,719,343
12/01/2036- 03/01/2052	2.500%	91,415,590	79,137,823
04/01/2039- 09/01/2052	4.500%	14,339,642	14,079,027
05/01/2039- 01/01/2053	6.500%	18,705,019	19,172,032
12/01/2040- 06/01/2052	3.500%	62,778,785	58,197,684
08/01/2041- 05/01/2052	4.000%	36,870,081	35,076,701
05/01/2050- 06/01/2052	3.000%	49,293,401	44,057,022
08/01/2052- 08/01/2053	5.000%	30,889,204	30,749,631
10/01/2052- 01/01/2053	5.500%	29,183,511	29,375,360
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
6-month Term SOFR + 1.565% Floor 1.565%, Cap 11.135% 06/01/2035	7.429%	649,513	659,704
6-month Term SOFR + 1.565% Floor 1.565, Cap 11.348 06/01/2035	7.440%	641,697	652,094
1-year CMT + 2.151% Floor 2.151%, Cap 9.627% 03/01/2038	5.884%	700,635	716,420
12-month Term SOFR + 1.610% Floor 1.610%, Cap 8.189% 03/01/2047	3.189%	932,881	892,119
12-month Term SOFR + 1.610% Floor 1.610%, Cap 8.116% 04/01/2047	3.116%	793,189	757,900
CMO Series 2005-106 Class UF
30-day Average SOFR + 0.414% Floor 0.300%, Cap 7.000% 11/25/2035	5.752%	247,181	246,190
Government National Mortgage Association
02/15/2040- 10/20/2052	4.500%	47,353,974	46,331,658
03/15/2040- 04/20/2053	5.000%	11,192,161	11,124,485
11/20/2040- 09/20/2052	4.000%	23,846,154	22,762,723
06/20/2042- 06/20/2051	3.500%	7,215,963	6,805,069
05/20/2050- 07/20/2051	3.000%	21,550,863	19,573,589
10/20/2050	2.000%	30,371,415	25,717,009
11/20/2050- 12/20/2051	2.500%	42,181,184	36,737,110
04/20/2053	5.500%	13,350,537	13,448,801
Total Residential Mortgage-Backed Securities - Agency (Cost $761,246,830)			752,762,505

Residential Mortgage-Backed Securities - Non-Agency 2.0%

Angel Oak Mortgage Trust(b),(d)
CMO Series 2019-5 Class M1
10/25/2049	3.304%	5,000,000	4,567,348
Bellemeade Re Ltd.(b),(c)
CMO Series 2019-3A Class M1C
1-month Term SOFR + 2.064% Floor 1.950% 07/25/2029	7.420%	748,226	749,834
CHNGE Mortgage Trust(b),(d)
CMO Series 2022-NQM1 Class A2
06/25/2067	5.820%	4,393,949	4,444,368
CMO Series 2023-1 Class A1
03/25/2058	7.065%	3,833,513	3,890,529
The accompanying Notes to Financial Statements are an integral part of this statement.
20
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(b),(c)
CMO Series 2023-R05 Class 1M1
30-day Average SOFR + 1.900% Floor 1.900% 06/25/2043	7.237%	2,552,538	2,570,445
Eagle RE Ltd.(b),(c)
CMO Series 2023-1 Class M1A
30-day Average SOFR + 2.000% Floor 2.000% 09/26/2033	7.356%	3,650,000	3,660,725
Fannie Mae Connecticut Avenue Securities(c)
CMO Series 2014-C02 Class 2M2
30-day Average SOFR + 2.714% Floor 2.600% 05/25/2024	8.052%	751,735	756,666
Freddie Mac Structured Agency Credit Risk Debt Notes(b),(c)
CMO Series 2023-HQA2 Class M1A
30-day Average SOFR + 2.000% 06/25/2043	7.328%	3,559,069	3,592,073
GCAT Trust(b),(d)
CMO Series 2023-NQM2 Class A2
11/25/2067	6.243%	2,904,755	2,895,541
Genworth Mortgage Insurance Corp.(b),(c)
CMO Series 2021-1 Class M2
1-month Term SOFR + 4.014% Floor 3.900% 08/25/2033	9.370%	813,629	817,292
Home Re Ltd.(b),(c)
CMO Series 2018-1 Class M2
1-month Term SOFR + 3.114% 10/25/2028	8.470%	2,503,592	2,518,889
CMO Series 2020-1 Class M2
1-month Term SOFR + 5.364% Floor 5.250% 10/25/2030	10.720%	865,418	870,974
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	8.187%	1,811,382	1,822,128
JPMorgan Mortgage Trust(d)
CMO Series 2005-S2 Class 3A1
02/25/2032	7.168%	164,299	155,313
CMO Series 2006-A4 Class 3A1
06/25/2036	4.048%	821,323	551,913
MFA Trust(b),(d)
CMO Series 2023-INV2 Class A2
10/25/2058	7.177%	5,906,150	5,995,672
Radnor Re Ltd.(b),(c)
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	7.187%	1,233,211	1,232,650
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(b),(d)
CMO Series 2022-INV1 Class A2
08/25/2067	5.802%	4,013,140	4,034,818
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	144,068	130,172
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $45,485,472)			45,257,350

U.S. Treasury Obligations 15.9%

U.S. Treasury(j)
02/15/2025	1.500%	20,000,000	19,303,906
08/15/2051	2.000%	3,000,000	1,964,531
U.S. Treasury
07/15/2026	4.500%	1,800,000	1,817,016
09/15/2026	4.625%	50,000,000	50,699,219
11/15/2026	4.625%	35,000,000	35,560,547
12/15/2026	4.375%	335,000	338,376
05/31/2028	3.625%	8,000,000	7,916,875
10/31/2028	4.875%	2,500,000	2,609,766
11/30/2028	4.375%	25,000,000	25,585,937
11/30/2029	3.875%	15,000,000	14,980,078
12/31/2029	3.875%	3,500,000	3,495,078
10/31/2030	4.875%	32,300,000	34,182,484
11/30/2030	4.375%	15,000,000	15,433,594
02/15/2039	3.500%	5,500,000	5,208,672
08/15/2040	1.125%	2,000,000	1,277,813
11/15/2040	1.375%	3,000,000	1,993,594
05/15/2041	2.250%	5,000,000	3,815,625
08/15/2041	3.750%	4,500,000	4,285,547
02/15/2042	2.375%	4,500,000	3,459,375
05/15/2042	3.000%	4,500,000	3,812,344
05/15/2042	3.250%	14,800,000	13,007,812
08/15/2042	3.375%	9,000,000	8,039,531
11/15/2042	4.000%	6,200,000	6,036,281
02/15/2043	3.875%	2,000,000	1,910,938
05/15/2043	3.875%	15,000,000	14,329,687
08/15/2043	4.375%	14,500,000	14,828,516
11/15/2043	3.750%	3,000,000	2,806,406
11/15/2043	4.750%	14,500,000	15,580,703
02/15/2044	3.625%	900,000	825,609
11/15/2044	3.000%	15,000,000	12,431,250
11/15/2047	2.750%	3,000,000	2,340,469
11/15/2049	2.375%	4,000,000	2,876,250
05/15/2050	1.250%	1,800,000	972,844
11/15/2052	4.000%	10,000,000	9,889,063
08/15/2053	4.125%	9,000,000	9,122,344
11/15/2053	4.750%	10,000,000	11,246,875
Total U.S. Treasury Obligations (Cost $371,866,157)			363,984,955
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
21

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 4.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(k),(l)	92,633,163	92,614,637
Total Money Market Funds (Cost $92,610,368)		92,614,637
Total Investments in Securities (Cost: $2,313,131,409)		2,274,612,394
Other Assets & Liabilities, Net		13,763,104
Net Assets		2,288,375,498
At December 31, 2023, securities and/or cash totaling $15,301,455 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
42,654,470 CAD	31,450,069 USD	UBS	03/15/2024	—	(772,725)
22,893,659 EUR	24,771,626 USD	UBS	03/15/2024	—	(575,363)
Total				—	(1,348,088)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	269	03/2024	USD	33,608,188	1,545,691	—
U.S. Treasury 10-Year Note	331	03/2024	USD	37,366,797	193,270	—
U.S. Treasury 2-Year Note	1,461	03/2024	USD	300,840,445	1,842,043	—
U.S. Treasury 5-Year Note	2,596	03/2024	USD	282,375,845	5,038,570	—
U.S. Treasury Ultra 10-Year Note	165	03/2024	USD	19,472,578	109,769	—
U.S. Treasury Ultra Bond	340	03/2024	USD	45,421,875	3,252,865	—
Total					11,982,208	—
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $464,677,911, which represents 20.31% of total net assets.

(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(d)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(e)	Represents a security purchased on a when-issued basis.
(f)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(g)	Perpetual security with no specified maturity date.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Zero coupon bond.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(l)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	27,527,770	1,368,338,990	(1,303,255,626)	3,503	92,614,637	(16,443)	4,272,933	92,633,163
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
Currency Legend
CAD	Canada Dollar
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
23

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	181,840,657	—	181,840,657
Commercial Mortgage-Backed Securities - Non-Agency	—	47,786,591	—	47,786,591
Corporate Bonds & Notes	—	675,798,812	—	675,798,812
Foreign Government Obligations	—	69,329,282	—	69,329,282
Inflation-Indexed Bonds	—	15,786,771	—	15,786,771
Municipal Bonds	—	29,450,834	—	29,450,834
Residential Mortgage-Backed Securities - Agency	—	752,762,505	—	752,762,505
Residential Mortgage-Backed Securities - Non-Agency	—	45,257,350	—	45,257,350
U.S. Treasury Obligations	—	363,984,955	—	363,984,955
Money Market Funds	92,614,637	—	—	92,614,637
Total Investments in Securities	92,614,637	2,181,997,757	—	2,274,612,394
Investments in Derivatives
Asset
Futures Contracts	11,982,208	—	—	11,982,208
Liability
Forward Foreign Currency Exchange Contracts	—	(1,348,088)	—	(1,348,088)
Total	104,596,845	2,180,649,669	—	2,285,246,514
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
24
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,220,521,041)	$2,181,997,757
Affiliated issuers (cost $92,610,368)	92,614,637
Foreign currency (cost $127,053)	128,001
Receivable for:
Investments sold	907,620
Capital shares sold	302
Dividends	315,000
Interest	16,076,382
Interfund lending	6,100,000
Foreign tax reclaims	61,367
Variation margin for futures contracts	405,720
Prepaid expenses	18,044
Total assets	2,298,624,830
Liabilities
Due to custodian	7,331
Unrealized depreciation on forward foreign currency exchange contracts	1,348,088
Payable for:
Investments purchased on a delayed delivery basis	7,625,000
Capital shares redeemed	718,831
Variation margin for futures contracts	246,531
Management services fees	30,474
Distribution and/or service fees	157
Service fees	1,293
Compensation of chief compliance officer	423
Compensation of board members	2,584
Other expenses	42,659
Deferred compensation of board members	225,961
Total liabilities	10,249,332
Net assets applicable to outstanding capital stock	$2,288,375,498
Represented by
Paid in capital	2,647,455,539
Total distributable earnings (loss)	(359,080,041)
Total - representing net assets applicable to outstanding capital stock	$2,288,375,498
Class 1
Net assets	$2,265,475,498
Shares outstanding	246,692,542
Net asset value per share	$9.18
Class 2
Net assets	$22,900,000
Shares outstanding	2,504,425
Net asset value per share	$9.14
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
25

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$4,272,933
Interest	100,987,379
Interfund lending	6,859
Foreign taxes withheld	(61,934)
Total income	105,205,237
Expenses:
Management services fees	10,853,378
Distribution and/or service fees
Class 2	50,830
Service fees	13,424
Custodian fees	61,626
Printing and postage fees	11,841
Accounting services fees	40,290
Legal fees	40,454
Interest on collateral	38,315
Compensation of chief compliance officer	423
Compensation of board members	39,528
Deferred compensation of board members	25,810
Other	41,903
Total expenses	11,217,822
Net investment income	93,987,415
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(133,811,924)
Investments — affiliated issuers	(16,443)
Foreign currency translations	(1,833)
Forward foreign currency exchange contracts	801,618
Futures contracts	(32,608,955)
Swap contracts	(3,715,917)
Net realized loss	(169,353,454)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	178,459,887
Investments — affiliated issuers	3,503
Foreign currency translations	7,647
Forward foreign currency exchange contracts	(1,317,183)
Futures contracts	18,031,788
Swap contracts	1,347,300
Net change in unrealized appreciation (depreciation)	196,532,942
Net realized and unrealized gain	27,179,488
Net increase in net assets resulting from operations	$121,166,903
The accompanying Notes to Financial Statements are an integral part of this statement.
26
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$93,987,415	$73,564,587
Net realized loss	(169,353,454)	(246,860,296)
Net change in unrealized appreciation (depreciation)	196,532,942	(245,862,272)
Net increase (decrease) in net assets resulting from operations	121,166,903	(419,157,981)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(73,310,730)	(137,963,723)
Class 2	(635,612)	(1,078,112)
Total distributions to shareholders	(73,946,342)	(139,041,835)
Increase (decrease) in net assets from capital stock activity	3,272,900	(139,015,555)
Total increase (decrease) in net assets	50,493,461	(697,215,371)
Net assets at beginning of year	2,237,882,037	2,935,097,408
Net assets at end of year	$2,288,375,498	$2,237,882,037

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,050,547	9,466,503	1,471,973	14,224,157
Distributions reinvested	8,302,461	73,310,730	14,446,463	137,963,723
Shares redeemed	(9,407,910)	(83,402,250)	(28,043,771)	(293,997,166)
Net decrease	(54,902)	(625,017)	(12,125,335)	(141,809,286)
Class 2
Shares sold	537,995	4,822,510	379,780	3,799,338
Distributions reinvested	72,229	635,612	113,247	1,078,112
Shares redeemed	(175,543)	(1,560,205)	(215,932)	(2,083,719)
Net increase	434,681	3,897,917	277,095	2,793,731
Total net increase (decrease)	379,779	3,272,900	(11,848,240)	(139,015,555)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$8.99	0.38	0.11	0.49	(0.30)	—	(0.30)
Year Ended 12/31/2022	$11.26	0.30	(1.99)	(1.69)	(0.31)	(0.27)	(0.58)
Year Ended 12/31/2021	$11.72	0.28	(0.23)	0.05	(0.26)	(0.25)	(0.51)
Year Ended 12/31/2020	$11.01	0.24	0.70	0.94	(0.23)	—	(0.23)
Year Ended 12/31/2019	$10.65	0.31	0.71	1.02	(0.66)	—	(0.66)
Class 2
Year Ended 12/31/2023	$8.95	0.35	0.12	0.47	(0.28)	—	(0.28)
Year Ended 12/31/2022	$11.21	0.27	(1.98)	(1.71)	(0.28)	(0.27)	(0.55)
Year Ended 12/31/2021	$11.66	0.25	(0.21)	0.04	(0.24)	(0.25)	(0.49)
Year Ended 12/31/2020	$10.96	0.21	0.69	0.90	(0.20)	—	(0.20)
Year Ended 12/31/2019	$10.61	0.28	0.70	0.98	(0.63)	—	(0.63)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
28
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$9.18	5.59%	0.50% (c)	0.50% (c)	4.21%	130%	$2,265,475
Year Ended 12/31/2022	$8.99	(15.29% )	0.50% (c)	0.50% (c)	3.03%	194%	$2,219,348
Year Ended 12/31/2021	$11.26	0.45%	0.49% (c)	0.49% (c)	2.44%	218%	$2,915,004
Year Ended 12/31/2020	$11.72	8.55%	0.49% (c)	0.49% (c)	2.12%	226%	$3,052,174
Year Ended 12/31/2019	$11.01	9.73%	0.50% (c)	0.50% (c)	2.84%	94%	$2,900,664
Class 2
Year Ended 12/31/2023	$9.14	5.33%	0.75% (c)	0.75% (c)	3.98%	130%	$22,900
Year Ended 12/31/2022	$8.95	(15.51% )	0.75% (c)	0.75% (c)	2.79%	194%	$18,534
Year Ended 12/31/2021	$11.21	0.29%	0.74% (c)	0.74% (c)	2.18%	218%	$20,094
Year Ended 12/31/2020	$11.66	8.24%	0.74% (c)	0.74% (c)	1.88%	226%	$21,774
Year Ended 12/31/2019	$10.96	9.40%	0.75% (c)	0.75% (c)	2.58%	94%	$18,712
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
29

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – American Century Diversified Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
30
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to generate total return through long and short currency positions versus the U.S. dollar and to generate interest rate differential yield. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
32
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a basket of debt securities as a protection buyer ‘or seller’ to reduce ‘or increase’ overall credit exposure, to manage credit risk exposure and to increase or decrease its credit exposure to a credit sector. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
33

Notes to Financial Statements (continued)
December 31, 2023
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	11,982,208 *

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,348,088

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

34
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(3,715,917)	(3,715,917)
Foreign exchange risk	801,618	—	—	801,618
Interest rate risk	—	(32,608,955)	—	(32,608,955)
Total	801,618	(32,608,955)	(3,715,917)	(35,523,254)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,347,300	1,347,300
Foreign exchange risk	(1,317,183)	—	—	(1,317,183)
Interest rate risk	—	18,031,788	—	18,031,788
Total	(1,317,183)	18,031,788	1,347,300	18,061,905
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	663,896,976
Futures contracts — short	103,042
Credit default swap contracts — buy protection	41,055,650

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	205,571	(401,405)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
35

Notes to Financial Statements (continued)
December 31, 2023
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
UBS ($)
Liabilities
Forward foreign currency exchange contracts	1,348,088
Total financial and derivative net assets	(1,348,088)
Total collateral received (pledged) (a)	-
Net amount (b)	(1,348,088)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
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CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
37

Notes to Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.49% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with American Century Investment Management, Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
38
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1,2023 through April 30,2024	Voluntary expense cap May 1,2023 through June 30,2023	Contractual expense cap prior to May 1,2023
Class 1	0.54%	0.54%	0.54%
Class 2	0.79	0.79	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,027,744	(1,027,744)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
39

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
73,946,342	—	73,946,342	110,264,824	28,777,011	139,041,835
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
95,707,565	—	(411,342,718)	(43,229,209)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,328,475,723	37,249,966	(80,479,175)	(43,229,209)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(223,379,758)	(187,962,960)	(411,342,718)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,826,946,139 and $2,890,533,865, respectively, for the year ended December 31, 2023, of which $1,689,602,602 and $1,631,642,658, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
40
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,300,000	5.36	10
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at December 31, 2023 as shown in the Statement of Assets and Liabilities. The loans are unsecured.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
41

Notes to Financial Statements (continued)
December 31, 2023
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the
42
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – American Century Diversified Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – American Century Diversified Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
45

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

46
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
47

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
48
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023
49

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

50
CTIVP® – American Century Diversified Bond Fund  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – American Century Diversified Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7028_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – T. Rowe Price Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital and income.

Portfolio management
T. Rowe Price Associates, Inc.
John Linehan, CFA
Gabriel Solomon

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	9.59	11.14	7.50
Class 2	05/07/10	9.28	10.86	7.23
Russell 1000 Value Index		11.46	10.91	8.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	3.4
Consumer Discretionary	1.8
Consumer Staples	10.3
Energy	8.7
Financials	20.7
Health Care	16.7
Industrials	15.2
Information Technology	11.2
Materials	2.6
Real Estate	3.7
Utilities	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 96.94% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund returned 9.28%. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.46% over the same period.
Market overview
U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy and increased investor interest in artificial intelligence (AI). The market overcame bearish factors, such as regional bank turmoil in March, uncertainty about whether Congress and President Biden would agree to raise the U.S. debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to the deadly Hamas attack in October and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the calendar year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July in 2023, lifting the targeted federal funds rate to a 5.25% - 5.50% range. Equities rallied through year end, as Fed officials projected at their mid-December policy meeting that there could be three 25 basis point interest rate cuts in 2024. (A basis point is 1/100 of a percentage point.)
The Fund’s notable detractors during the period
•
The Fund underperformed its benchmark during the period due to sector allocation decisions overall.
•
Having underweight allocations to the communication services and financials sectors, which outpaced the benchmark during the period, and an overweight allocation to the consumer staples sector, which lagged the benchmark during the period, hurt most.
•
Stock selection in the financials and consumer staples sectors also detracted.
•
Not owning JPMorgan Chase & Co. hurt Fund results most relative to the benchmark. Shares of the bank traded higher during the annual period, as the company benefited both from its strong balance sheet, revenue and net income growth thanks to higher interest rates as well as from its acquisition of First Republic Bank.
•
Similarly, the Fund’s underweight of Meta Platforms, Inc. was a notable detractor from the Fund’s results prior to its removal from the benchmark, as its stock advanced significantly following a shift to cost focus. We eliminated the Fund’s position in the social media giant after a strong run.
•
Not owning Berkshire Hathaway Inc. detracted from the Fund’s relative results as well. Shares of the conglomerate rose, as the company benefited from rising interest rates, operating income growth and overall solid performance in several of the companies in which it invests, such as Apple and GEICO.
The Fund’s notable contributors during the period
•
During the annual period, stock selection overall contributed positively to the Fund’s relative results.
•
More specifically, stock selection in the information technology, energy and industrials sectors contributed most positively.
•
From an individual security perspective, among the Fund’s greatest positive contributors to relative results during the annual period was QUALCOMM, Inc. The chipmaker contended with a demand slowdown in smartphone and tablet markets, ongoing supply-chain issues and weakening consumer spending due to inflationary pressures during much of the period. Later on, however, its stock benefited from the company’s better than consensus expected fiscal fourth quarter profit and sales results. Also, its management guided upward on its expectation of a smartphone demand recovery, which seemed to please investors. The broader U.S. market rally in mid-December also buoyed the stock.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
A position in digital storage solutions company Western Digital Corp. added significant value. Its shares advanced during the period on strong demand for its storage products as business operations and industry conditions improved. Depressed fundamentals from early in the year appeared to be bottoming, and there seemed to be a line of sight to a recovery in the business. Further, amid rumors that its potential merger with Kioxia had fallen through, Western Digital’s management announced plans to split its hard disk and flash memory businesses, a potential unlocking of value for shareholders, in our view.
•
Industrial company Siemens AG contributed positively, posting strong results that reflected broad-based outperformance of its peers, solid execution and guidance raises. After two robust earnings reports, its third quarter 2023 results were mixed, with weakness in Siemens’ digital industries business. However, the company reported strong free cash flow generation, which was viewed as positive. Fourth quarter results were strong and showed an improvement in digital industries orders and organic revenue growth as well as solid free cash flow generation and accelerating shareholder returns. This data helped its shares trade higher at year end.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,078.40	1,021.44	3.63	3.53	0.70
Class 2	1,000.00	1,000.00	1,076.80	1,020.19	4.92	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 3.4%
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	488,800	18,427,760
Entertainment 0.3%
Walt Disney Co. (The)	65,765	5,937,922
Media 2.0%
News Corp., Class A	1,430,798	35,126,091
Total Communication Services		59,491,773
Consumer Discretionary 1.8%
Broadline Retail 0.6%
Kohl’s Corp.	346,209	9,929,274
Hotels, Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	253,707	12,484,922
Specialty Retail 0.5%
Best Buy Co., Inc.	112,907	8,838,360
Total Consumer Discretionary		31,252,556
Consumer Staples 10.1%
Beverages 0.7%
Coca-Cola Co. (The)	214,375	12,633,119
Consumer Staples Distribution & Retail 2.0%
Walmart, Inc.	224,293	35,359,792
Food Products 2.2%
ConAgra Foods, Inc.	919,921	26,364,936
Tyson Foods, Inc., Class A	235,000	12,631,250
Total		38,996,186
Household Products 2.4%
Colgate-Palmolive Co.	314,000	25,028,940
Kimberly-Clark Corp.	149,935	18,218,602
Total		43,247,542
Personal Care Products 1.1%
Kenvue, Inc.	914,780	19,695,213
Tobacco 1.7%
Philip Morris International, Inc.	310,430	29,205,254
Total Consumer Staples		179,137,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 8.6%
Energy Equipment & Services 0.7%
Baker Hughes Co.	344,000	11,757,920
Oil, Gas & Consumable Fuels 7.9%
ConocoPhillips Co.	113,221	13,141,562
EOG Resources, Inc.	100,000	12,095,000
EQT Corp.	415,000	16,043,900
Exxon Mobil Corp.	259,677	25,962,506
Suncor Energy, Inc.	511,000	16,372,440
TotalEnergies SE, ADR	701,477	47,265,520
Williams Companies, Inc. (The)	276,000	9,613,080
Total		140,494,008
Total Energy		152,251,928
Financials 20.4%
Banks 9.6%
Bank of America Corp.	1,314,835	44,270,494
Citigroup, Inc.	143,000	7,355,920
Fifth Third Bancorp	664,957	22,934,367
Huntington Bancshares, Inc.	1,405,697	17,880,466
U.S. Bancorp	621,981	26,919,338
Wells Fargo & Co.	1,023,539	50,378,589
Total		169,739,174
Capital Markets 0.8%
Charles Schwab Corp. (The)	193,000	13,278,400
Financial Services 3.2%
Equitable Holdings, Inc.	650,028	21,645,933
Fiserv, Inc.(a)	267,429	35,525,268
Total		57,171,201
Insurance 6.8%
American International Group, Inc.	587,264	39,787,136
Chubb Ltd.	218,779	49,444,054
Hartford Financial Services Group, Inc. (The)	375,507	30,183,253
Total		119,414,443
Total Financials		359,603,218
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 16.5%
Health Care Equipment & Supplies 5.8%
Baxter International, Inc.	580,000	22,422,800
Becton Dickinson & Co.	113,070	27,569,858
Medtronic PLC	352,415	29,031,948
Zimmer Biomet Holdings, Inc.	184,972	22,511,092
Total		101,535,698
Health Care Providers & Services 5.0%
Cigna Group (The)	60,884	18,231,714
CVS Health Corp.	292,813	23,120,514
Elevance Health, Inc.	86,601	40,837,568
Humana, Inc.	14,000	6,409,340
Total		88,599,136
Pharmaceuticals 5.7%
Bristol-Myers Squibb Co.	194,328	9,970,970
Elanco Animal Health, Inc.(a)	891,005	13,275,974
Johnson & Johnson	254,600	39,906,004
Merck & Co., Inc.	155,981	17,005,049
Pfizer, Inc.	695,909	20,035,220
Total		100,193,217
Total Health Care		290,328,051
Industrials 15.0%
Aerospace & Defense 3.6%
Boeing Co. (The)(a)	96,000	25,023,360
L3Harris Technologies, Inc.	181,309	38,187,301
Total		63,210,661
Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	72,007	11,321,661
Ground Transportation 2.2%
Norfolk Southern Corp.	88,000	20,801,440
Union Pacific Corp.	76,346	18,752,104
Total		39,553,544
Industrial Conglomerates 5.0%
3M Co.	69,000	7,543,080
General Electric Co.	217,328	27,737,573
Honeywell International, Inc.	80,000	16,776,800
Siemens AG, ADR	385,561	36,078,870
Total		88,136,323
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.9%
Cummins, Inc.	91,512	21,923,530
Stanley Black & Decker, Inc.	287,680	28,221,408
Total		50,144,938
Passenger Airlines 0.7%
Southwest Airlines Co.	403,395	11,650,048
Total Industrials		264,017,175
Information Technology 11.0%
IT Services 0.8%
Accenture PLC, Class A	39,000	13,685,490
Semiconductors & Semiconductor Equipment 7.1%
Applied Materials, Inc.	45,512	7,376,130
Intel Corp.	530,000	26,632,500
Micron Technology, Inc.	272,000	23,212,480
QUALCOMM, Inc.	399,377	57,761,896
Texas Instruments, Inc.	64,653	11,020,750
Total		126,003,756
Software 1.0%
Microsoft Corp.	48,639	18,290,209
Technology Hardware, Storage & Peripherals 2.1%
Western Digital Corp.(a)	705,159	36,929,177
Total Information Technology		194,908,632
Materials 2.6%
Chemicals 1.7%
CF Industries Holdings, Inc.	216,127	17,182,097
RPM International, Inc.	115,215	12,861,450
Total		30,043,547
Containers & Packaging 0.9%
International Paper Co.	441,377	15,955,778
Total Materials		45,999,325
Real Estate 3.6%
Residential REITs 1.8%
AvalonBay Communities, Inc.	175,763	32,906,349
Specialized REITs 1.8%
Weyerhaeuser Co.	896,723	31,179,059
Total Real Estate		64,085,408
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 5.6%
Electric Utilities 3.1%
NextEra Energy, Inc.	88,000	5,345,120
Southern Co. (The)	693,836	48,651,780
Total		53,996,900
Multi-Utilities 2.5%
Ameren Corp.	168,811	12,211,788
Dominion Energy, Inc.	399,945	18,797,415
Sempra	184,334	13,775,280
Total		44,784,483
Total Utilities		98,781,383
Total Common Stocks (Cost $1,538,589,227)		1,739,856,555

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	24,443,406	24,438,517
Total Money Market Funds (Cost $24,437,896)		24,438,517
Total Investments in Securities (Cost: $1,563,027,123)		1,764,295,072
Other Assets & Liabilities, Net		142,632
Net Assets		1,764,437,704
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	33,788,844	176,553,140	(185,901,695)	(1,772)	24,438,517	4,008	1,625,726	24,443,406
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	59,491,773	—	—	59,491,773
Consumer Discretionary	31,252,556	—	—	31,252,556
Consumer Staples	179,137,106	—	—	179,137,106
Energy	152,251,928	—	—	152,251,928
Financials	359,603,218	—	—	359,603,218
Health Care	290,328,051	—	—	290,328,051
Industrials	227,938,305	36,078,870	—	264,017,175
Information Technology	194,908,632	—	—	194,908,632
Materials	45,999,325	—	—	45,999,325
Real Estate	64,085,408	—	—	64,085,408
Utilities	98,781,383	—	—	98,781,383
Total Common Stocks	1,703,777,685	36,078,870	—	1,739,856,555
Money Market Funds	24,438,517	—	—	24,438,517
Total Investments in Securities	1,728,216,202	36,078,870	—	1,764,295,072
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,538,589,227)	$1,739,856,555
Affiliated issuers (cost $24,437,896)	24,438,517
Receivable for:
Capital shares sold	4,366
Dividends	3,556,104
Foreign tax reclaims	117,557
Prepaid expenses	12,982
Total assets	1,767,986,081
Liabilities
Payable for:
Investments purchased	1,043,449
Capital shares redeemed	2,280,532
Management services fees	33,127
Distribution and/or service fees	335
Service fees	2,396
Compensation of chief compliance officer	318
Compensation of board members	2,127
Other expenses	23,454
Deferred compensation of board members	162,639
Total liabilities	3,548,377
Net assets applicable to outstanding capital stock	$1,764,437,704
Represented by
Trust capital	$1,764,437,704
Total - representing net assets applicable to outstanding capital stock	$1,764,437,704
Class 1
Net assets	$1,715,687,633
Shares outstanding	48,900,116
Net asset value per share	$35.09
Class 2
Net assets	$48,750,071
Shares outstanding	1,437,625
Net asset value per share	$33.91
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$46,895,887
Dividends — affiliated issuers	1,625,726
Foreign taxes withheld	(1,172,677)
Total income	47,348,936
Expenses:
Management services fees	11,578,178
Distribution and/or service fees
Class 2	116,668
Service fees	29,868
Custodian fees	15,882
Printing and postage fees	10,651
Accounting services fees	30,090
Legal fees	33,550
Compensation of chief compliance officer	325
Compensation of board members	32,723
Deferred compensation of board members	19,914
Other	90,173
Total expenses	11,958,022
Net investment income	35,390,914
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	50,193,324
Investments — affiliated issuers	4,008
Foreign currency translations	9,226
Net realized gain	50,206,558
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	78,027,949
Investments — affiliated issuers	(1,772)
Foreign currency translations	(66)
Net change in unrealized appreciation (depreciation)	78,026,111
Net realized and unrealized gain	128,232,669
Net increase in net assets resulting from operations	$163,623,583
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$35,390,914	$33,494,929
Net realized gain	50,206,558	234,273,476
Net change in unrealized appreciation (depreciation)	78,026,111	(374,636,534)
Net increase (decrease) in net assets resulting from operations	163,623,583	(106,868,129)
Decrease in net assets from capital stock activity	(228,164,561)	(347,573,294)
Total decrease in net assets	(64,540,978)	(454,441,423)
Net assets at beginning of year	1,828,978,682	2,283,420,105
Net assets at end of year	$1,764,437,704	$1,828,978,682

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	285,890	9,043,510	172,303	5,344,497
Shares redeemed	(7,027,382)	(234,593,116)	(11,052,167)	(360,238,515)
Net decrease	(6,741,492)	(225,549,606)	(10,879,864)	(354,894,018)
Class 2
Shares sold	96,039	2,992,210	311,671	9,926,306
Shares redeemed	(179,398)	(5,607,165)	(83,878)	(2,605,582)
Net increase (decrease)	(83,359)	(2,614,955)	227,793	7,320,724
Total net decrease	(6,824,851)	(228,164,561)	(10,652,071)	(347,573,294)
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

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CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$32.02	0.68	2.39	3.07
Year Ended 12/31/2022	$33.69	0.54	(2.21)	(1.67)
Year Ended 12/31/2021	$26.89	0.44	6.36	6.80
Year Ended 12/31/2020	$26.19	0.50	0.20 (c)	0.70
Year Ended 12/31/2019	$20.69	0.52	4.98	5.50
Class 2
Year Ended 12/31/2023	$31.03	0.58	2.30	2.88
Year Ended 12/31/2022	$32.72	0.46	(2.15)	(1.69)
Year Ended 12/31/2021	$26.19	0.35	6.18	6.53
Year Ended 12/31/2020	$25.56	0.44	0.19 (c)	0.63
Year Ended 12/31/2019	$20.25	0.45	4.86	5.31

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$35.09	9.59%	0.70%	0.70%	2.10%	30%	$1,715,688
Year Ended 12/31/2022	$32.02	(4.96% )	0.69%	0.69%	1.69%	30%	$1,781,787
Year Ended 12/31/2021	$33.69	25.29%	0.68%	0.68%	1.40%	32%	$2,241,102
Year Ended 12/31/2020	$26.89	2.67%	0.70% (d)	0.70% (d)	2.20%	37%	$1,608,218
Year Ended 12/31/2019	$26.19	26.58%	0.69%	0.69%	2.17%	28%	$1,987,789
Class 2
Year Ended 12/31/2023	$33.91	9.28%	0.95%	0.95%	1.86%	30%	$48,750
Year Ended 12/31/2022	$31.03	(5.17% )	0.94%	0.94%	1.48%	30%	$47,191
Year Ended 12/31/2021	$32.72	24.93%	0.93%	0.93%	1.14%	32%	$42,318
Year Ended 12/31/2020	$26.19	2.47%	0.96% (d)	0.96% (d)	1.96%	37%	$30,153
Year Ended 12/31/2019	$25.56	26.22%	0.94%	0.94%	1.94%	28%	$27,449
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the
20
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.68% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with T. Rowe Price Associates, Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.71%
Class 2	0.96
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $509,871,516 and $692,355,965, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $2,835 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
22
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – T. Rowe Price Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – T. Rowe Price Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – T. Rowe Price Large Cap Value Fund  | Annual Report 2023
31

CTIVP® – T. Rowe Price Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7036_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – MFS® Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – MFS® Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – MFS® Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Massachusetts Financial Services Company
Katherine Cannan
Nevin Chitkara

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	8.04	11.34	8.50
Class 2	05/07/10	7.77	11.06	8.24
Russell 1000 Value Index		11.46	10.91	8.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – MFS® Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	3.4
Consumer Discretionary	3.6
Consumer Staples	7.9
Energy	5.9
Financials	25.5
Health Care	14.8
Industrials	16.8
Information Technology	8.6
Materials	3.5
Real Estate	2.3
Utilities	7.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – MFS® Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 93.22% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – MFS® Value Fund returned 7.77%. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.46% over the same period.
Market overview
We begin every year acknowledging that we don’t know what the future will bring. 2023 was a stark reminder of just how true this statement is. Who would have imagined that during the course of a year that experienced a banking crisis, not one — but two — wars, changes in long-term interest rates that were greater than at any point since the late 1700s, the narrowest market in decades with less than 30% of stocks in the S&P 500 Index outperforming, and yet when all was said and done, the NASDAQ Composite Index and Russell 1000 Growth Index would post the highest annual returns on record at 45% and 43%, respectively? Certainly not us.
For the annual period, the Russell 1000 Value Index underperformed the Russell 1000 Growth Index at a greater magnitude than at the height of the tech bubble in 1999. It was the second-worst year for large-cap value stocks on record, driven by mega-cap technology companies. Remarkably, in a testament to the extreme level of concentration seen, if we exclude the Magnificent Seven companies (seven mega-cap stocks that drove equity performance for much of the annual period) from the Russell 1000 Growth Index, the rest of that index was only up 10% versus its total return of 43%.
The year 2023 experienced historic long-term interest rate moves. During the third calendar quarter, longer dated U.S. Treasury yields rose by nearly 100 basis points. (A basis point is 1/100th of a percentage point.) By the end of October, investors began to speculate that the U.S. Federal Reserve could start cutting interest rates in early 2024, and longer dated U.S. Treasury yields fell by a similar magnitude. After more than 200 years without seeing these types of changes, it’s incredible that in a span of a few months, we had not one, but two historic moves in U.S. Treasury yields. The remarkable changes in yields affected the broader market’s appetite for risk, decreasing as yields moved up and then increasing as yields fell toward the end of the year, with investors anticipating as many as six rate cuts in 2024.
The Fund’s notable detractors during the period
•
Both stock selection and relative sector positioning, a residual of our bottom-up stock selection process, were headwinds to the Fund’s relative performance during the period.
○
Approximately 90% of the Fund’s underperformance can be attributed to the first half of the year, as four non-traditional value names — Meta Platforms, Inc., Alphabet Inc., Netflix, Inc., and Salesforce, Inc. — included in the benchmark at the time and not owned by the Fund, appreciated an average of 86% during this timeframe.
○
Given these market dynamics, the Fund’s relative performance was entirely consistent with our investment process and philosophy, which has created value for clients for nearly three decades.
•
More specifically, stock selection in the communication services, industrials and information technology sectors detracted from the Fund’s relative results during the period.
•
Having underweight allocations to the communication services and information technology sectors, which were among the top-performing sectors in the benchmark during the period, also weakened relative performance.
•
Among the Fund’s biggest individual detractors was not owning shares of the strongly performing social networking service provider Meta Platforms, Inc. during the period. Its shares appreciated nearly 140% during the first half of 2023 after it reported better than consensus expected quarterly earnings, driven by solid revenue results, strong user engagement across its applications and improved cost controls. Shares of Meta Platforms also benefited from the AI-related investor euphoria before exiting the benchmark at the end of June.
CTIVP® – MFS® Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
An overweight position in pharmaceutical giant Pfizer Inc. hindered the Fund’s relative results. Pfizer’s share price came under pressure throughout the annual period, as the company reported revenue below consensus expectations and weaker margins, partially driven by COVID overhang and some underperforming drugs. A significant cut to its earnings guidance at the end of the year further weighed on its share price.
•
An overweight position in aerospace and defense company Northrop Grumman Corp. was also a top detractor from the Fund’s performance during the period. After strongly outperforming the broad U.S. equity market in 2022, its share price fell from a record high to start 2023, as the company guided lower due to rising costs. The company disclosed it may realize significant losses in its B-21 Raider program if the then-current inflationary and supply-chain environment persisted.
The Fund’s notable contributors during the period
•
Stock selection in the energy and consumer discretionary sectors contributed positively to the Fund’s relative results during the period.
•
Having an underweight position in the energy sector and an overweight allocation to the financials sector also added value.
•
The Fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, further boosted relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity, and, as such, it is common for the Fund to have different currency exposure than the benchmark.
•
From an individual security perspective, among the top positive contributors to the Fund’s results was KLA Corp. The semiconductor equipment company reported sales and earnings that beat consensus expectations and provided strong guidance. Demand for semiconductors due to AI provided a strong tailwind for companies in this industry.
•
Having an overweight position in hotel operator and accommodations provider Marriott International, Inc. lifted relative returns. The company beat consensus earnings expectations each quarter and raised its full-year guidance multiple times throughout the period. Most major hotel brands performed well during the year.
•
Not owning integrated oil and gas company Chevron Corp. for a majority of the year and then having only an underweight position during the last quarter of 2023 aided relative performance. Chevron’s share price fell alongside other energy companies as the price of oil moved considerably throughout the year, ultimately ending lower, as it suffered from both strong supply and weak demand dynamics. Additionally, Chevron reported revenue that missed consensus expectations due to weaker performance from a number of its international projects, lower margins in its downstream operations and higher than forecasted capital expenditures.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – MFS® Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,058.70	1,021.84	3.18	3.13	0.62
Class 2	1,000.00	1,000.00	1,057.20	1,020.59	4.46	4.38	0.87
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
CTIVP® – MFS® Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 3.3%
Media 3.3%
Charter Communications, Inc., Class A(a)	28,905	11,234,795
Comcast Corp., Class A	834,948	36,612,470
Total		47,847,265
Total Communication Services		47,847,265
Consumer Discretionary 3.6%
Hotels, Restaurants & Leisure 1.5%
Marriott International, Inc., Class A	93,983	21,194,106
Specialty Retail 2.1%
Lowe’s Companies, Inc.	136,037	30,275,035
Total Consumer Discretionary		51,469,141
Consumer Staples 7.9%
Beverages 2.6%
Diageo PLC	518,229	18,809,214
PepsiCo, Inc.	107,954	18,334,907
Total		37,144,121
Consumer Staples Distribution & Retail 1.4%
Target Corp.	137,680	19,608,385
Food Products 1.8%
Archer-Daniels-Midland Co.	53,147	3,838,276
Nestlé SA, Registered Shares	192,701	22,337,878
Total		26,176,154
Household Products 1.0%
Kimberly-Clark Corp.	83,587	10,156,656
Reckitt Benckiser Group PLC	67,907	4,685,815
Total		14,842,471
Personal Care Products 1.1%
Kenvue, Inc.	715,745	15,409,990
Total Consumer Staples		113,181,121
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.9%
Oil, Gas & Consumable Fuels 5.9%
Chevron Corp.	72,145	10,761,148
ConocoPhillips Co.	338,178	39,252,320
EOG Resources, Inc.	107,389	12,988,700
Pioneer Natural Resources Co.	94,760	21,309,629
Total		84,311,797
Total Energy		84,311,797
Financials 25.3%
Banks 6.9%
Citigroup, Inc.	366,655	18,860,733
JPMorgan Chase & Co.	373,941	63,607,364
PNC Financial Services Group, Inc. (The)	105,248	16,297,653
Total		98,765,750
Capital Markets 5.5%
BlackRock, Inc.	20,677	16,785,589
KKR & Co., Inc., Class A	155,733	12,902,479
Morgan Stanley	306,189	28,552,124
Nasdaq, Inc.	371,141	21,578,138
Total		79,818,330
Consumer Finance 1.9%
American Express Co.	144,300	27,033,162
Insurance 11.0%
Aon PLC, Class A	106,092	30,874,894
Chubb Ltd.	120,496	27,232,096
Marsh & McLennan Companies, Inc.	188,228	35,663,559
Progressive Corp. (The)	255,021	40,619,745
Travelers Companies, Inc. (The)	123,784	23,579,614
Total		157,969,908
Total Financials		363,587,150
Health Care 14.8%
Biotechnology 1.2%
AbbVie, Inc.	109,012	16,893,590
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – MFS® Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	136,254	14,997,478
Boston Scientific Corp.(a)	173,688	10,040,903
Medtronic PLC	95,779	7,890,274
Total		32,928,655
Health Care Providers & Services 5.8%
Cigna Group (The)	138,222	41,390,578
Elevance Health, Inc.	17,672	8,333,408
McKesson Corp.	71,068	32,903,063
Total		82,627,049
Pharmaceuticals 5.5%
Johnson & Johnson	207,107	32,461,951
Merck & Co., Inc.	174,684	19,044,049
Pfizer, Inc.	816,758	23,514,463
Roche Holding AG, Genusschein Shares	15,361	4,465,344
Total		79,485,807
Total Health Care		211,935,101
Industrials 16.7%
Aerospace & Defense 5.7%
General Dynamics Corp.	105,679	27,441,666
Northrop Grumman Corp.	68,050	31,856,927
RTX Corp.	264,128	22,223,730
Total		81,522,323
Building Products 1.5%
Johnson Controls International PLC	165,624	9,546,567
Trane Technologies PLC	49,010	11,953,539
Total		21,500,106
Commercial Services & Supplies 0.0%
Veralto Corp.	9,032	742,972
Electrical Equipment 1.5%
Eaton Corp. PLC	87,674	21,113,653
Ground Transportation 2.8%
Canadian National Railway Co.	66,729	8,383,164
Union Pacific Corp.	127,706	31,367,148
Total		39,750,312
Industrial Conglomerates 1.8%
Honeywell International, Inc.	123,325	25,862,486
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.4%
Illinois Tool Works, Inc.	78,460	20,551,813
Otis Worldwide Corp.	55,730	4,986,163
PACCAR, Inc.	99,622	9,728,088
Total		35,266,064
Professional Services 1.0%
Equifax, Inc.	59,855	14,801,543
Total Industrials		240,559,459
Information Technology 8.6%
IT Services 2.1%
Accenture PLC, Class A	86,780	30,451,970
Semiconductors & Semiconductor Equipment 6.5%
Analog Devices, Inc.	145,692	28,928,604
KLA Corp.	42,724	24,835,461
NXP Semiconductors NV	75,884	17,429,037
Texas Instruments, Inc.	127,001	21,648,590
Total		92,841,692
Total Information Technology		123,293,662
Materials 3.5%
Chemicals 3.5%
Corteva, Inc.	152,949	7,329,316
DuPont de Nemours, Inc.	272,119	20,934,115
PPG Industries, Inc.	73,445	10,983,700
Sherwin-Williams Co. (The)	34,557	10,778,328
Total		50,025,459
Total Materials		50,025,459
Real Estate 2.3%
Industrial REITs 1.9%
Prologis, Inc.	204,978	27,323,567
Specialized REITs 0.4%
Public Storage	17,209	5,248,745
Total Real Estate		32,572,312
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 7.6%
Electric Utilities 6.4%
American Electric Power Co., Inc.	83,263	6,762,621
Duke Energy Corp.	267,035	25,913,076
Exelon Corp.	289,689	10,399,835
PG&E Corp.	624,850	11,266,046
Southern Co. (The)	369,878	25,935,845
Xcel Energy, Inc.	196,545	12,168,101
Total		92,445,524
Multi-Utilities 1.2%
Dominion Energy, Inc.	366,867	17,242,749
Total Utilities		109,688,273
Total Common Stocks (Cost $1,122,252,453)		1,428,470,740

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	7,058,373	7,056,961
Total Money Market Funds (Cost $7,056,648)		7,056,961
Total Investments in Securities (Cost: $1,129,309,101)		1,435,527,701
Other Assets & Liabilities, Net		(156,180)
Net Assets		1,435,371,521
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	16,334,636	135,911,412	(145,189,214)	127	7,056,961	512	761,187	7,058,373
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – MFS® Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	47,847,265	—	—	47,847,265
Consumer Discretionary	51,469,141	—	—	51,469,141
Consumer Staples	67,348,214	45,832,907	—	113,181,121
Energy	84,311,797	—	—	84,311,797
Financials	363,587,150	—	—	363,587,150
Health Care	207,469,757	4,465,344	—	211,935,101
Industrials	240,559,459	—	—	240,559,459
Information Technology	123,293,662	—	—	123,293,662
Materials	50,025,459	—	—	50,025,459
Real Estate	32,572,312	—	—	32,572,312
Utilities	109,688,273	—	—	109,688,273
Total Common Stocks	1,378,172,489	50,298,251	—	1,428,470,740
Money Market Funds	7,056,961	—	—	7,056,961
Total Investments in Securities	1,385,229,450	50,298,251	—	1,435,527,701
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,122,252,453)	$1,428,470,740
Affiliated issuers (cost $7,056,648)	7,056,961
Receivable for:
Capital shares sold	3,304
Dividends	1,260,593
Foreign tax reclaims	31,842
Expense reimbursement due from Investment Manager	3,328
Prepaid expenses	12,780
Total assets	1,436,839,548
Liabilities
Payable for:
Capital shares redeemed	1,253,584
Management services fees	27,179
Distribution and/or service fees	596
Service fees	4,454
Compensation of chief compliance officer	264
Compensation of board members	1,894
Other expenses	22,972
Deferred compensation of board members	157,084
Total liabilities	1,468,027
Net assets applicable to outstanding capital stock	$1,435,371,521
Represented by
Trust capital	$1,435,371,521
Total - representing net assets applicable to outstanding capital stock	$1,435,371,521
Class 1
Net assets	$1,348,747,766
Shares outstanding	35,100,531
Net asset value per share	$38.43
Class 2
Net assets	$86,623,755
Shares outstanding	2,331,263
Net asset value per share	$37.16
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – MFS® Value Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$33,382,103
Dividends — affiliated issuers	761,187
Foreign taxes withheld	(339,843)
Total income	33,803,447
Expenses:
Management services fees	9,696,414
Distribution and/or service fees
Class 2	208,516
Service fees	55,821
Custodian fees	16,405
Printing and postage fees	13,461
Accounting services fees	30,090
Legal fees	29,911
Interest on interfund lending	170
Compensation of chief compliance officer	270
Compensation of board members	29,014
Deferred compensation of board members	18,542
Other	29,027
Total expenses	10,127,641
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(932,888)
Total net expenses	9,194,753
Net investment income	24,608,694
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	114,650,751
Investments — affiliated issuers	512
Foreign currency translations	(2,968)
Net realized gain	114,648,295
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,513,958)
Investments — affiliated issuers	127
Net change in unrealized appreciation (depreciation)	(27,513,831)
Net realized and unrealized gain	87,134,464
Net increase in net assets resulting from operations	$111,743,158
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$24,608,694	$26,236,698
Net realized gain	114,648,295	156,195,770
Net change in unrealized appreciation (depreciation)	(27,513,831)	(304,184,987)
Net increase (decrease) in net assets resulting from operations	111,743,158	(121,752,519)
Decrease in net assets from capital stock activity	(218,097,078)	(275,258,048)
Total decrease in net assets	(106,353,920)	(397,010,567)
Net assets at beginning of year	1,541,725,441	1,938,736,008
Net assets at end of year	$1,435,371,521	$1,541,725,441

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	157,055	5,547,874	126,441	4,338,303
Shares redeemed	(6,036,207)	(219,946,443)	(8,048,313)	(282,830,627)
Net decrease	(5,879,152)	(214,398,569)	(7,921,872)	(278,492,324)
Class 2
Shares sold	146,638	5,082,096	244,469	8,324,601
Shares redeemed	(251,043)	(8,780,605)	(151,977)	(5,090,325)
Net increase (decrease)	(104,405)	(3,698,509)	92,492	3,234,276
Total net decrease	(5,983,557)	(218,097,078)	(7,829,380)	(275,258,048)
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – MFS® Value Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$35.57	0.63	2.23	2.86
Year Ended 12/31/2022	$37.88	0.56	(2.87)	(2.31)
Year Ended 12/31/2021	$30.20	0.46	7.22	7.68
Year Ended 12/31/2020	$29.16	0.43	0.61	1.04
Year Ended 12/31/2019	$22.46	0.42	6.28	6.70
Class 2
Year Ended 12/31/2023	$34.48	0.53	2.15	2.68
Year Ended 12/31/2022	$36.82	0.46	(2.80)	(2.34)
Year Ended 12/31/2021	$29.43	0.36	7.03	7.39
Year Ended 12/31/2020	$28.48	0.36	0.59	0.95
Year Ended 12/31/2019	$21.99	0.35	6.14	6.49

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
CTIVP® – MFS® Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$38.43	8.04%	0.71% (c)	0.64% (c)	1.77%	14%	$1,348,748
Year Ended 12/31/2022	$35.57	(6.10% )	0.70% (c)	0.68% (c)	1.60%	13%	$1,457,733
Year Ended 12/31/2021	$37.88	25.43%	0.69% (c)	0.69% (c)	1.33%	10%	$1,852,472
Year Ended 12/31/2020	$30.20	3.57%	0.71% (c),(d)	0.71% (c),(d)	1.59%	38%	$1,719,205
Year Ended 12/31/2019	$29.16	29.83%	0.70% (c)	0.70% (c)	1.62%	12%	$1,493,599
Class 2
Year Ended 12/31/2023	$37.16	7.77%	0.96% (c)	0.89% (c)	1.53%	14%	$86,624
Year Ended 12/31/2022	$34.48	(6.36% )	0.95% (c)	0.93% (c)	1.36%	13%	$83,993
Year Ended 12/31/2021	$36.82	25.11%	0.94% (c)	0.94% (c)	1.08%	10%	$86,264
Year Ended 12/31/2020	$29.43	3.33%	0.96% (c),(d)	0.96% (c),(d)	1.36%	38%	$67,733
Year Ended 12/31/2019	$28.48	29.51%	0.95% (c)	0.95% (c)	1.36%	12%	$63,976
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – MFS® Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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CTIVP® – MFS® Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – MFS® Value Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the
20
CTIVP® – MFS® Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.69% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Massachusetts Financial Services Company to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – MFS® Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.62%	0.68%
Class 2	0.87	0.93
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $194,100,790 and $379,545,288, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22
CTIVP® – MFS® Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	400,000	5.10	3
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
CTIVP® – MFS® Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
CTIVP® – MFS® Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – MFS® Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – MFS® Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – MFS® Value Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
CTIVP® – MFS® Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – MFS® Value Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
CTIVP® – MFS® Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – MFS® Value Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
CTIVP® – MFS® Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – MFS® Value Fund  | Annual Report 2023
31

CTIVP® – MFS® Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7034_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – Morgan Stanley Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Morgan Stanley Advantage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
Sam Chainani, CFA
Jason Yeung, CFA
Armistead Nash
David Cohen
Alexander Norton

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	31.00	10.62	10.33
Class 2	05/07/10	30.62	10.33	10.05
Russell 1000 Growth Index		42.68	19.50	14.86
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	96.9
Money Market Funds	3.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	12.4
Consumer Discretionary	23.7
Consumer Staples	2.9
Financials	11.5
Health Care	12.8
Industrials	7.2
Information Technology	27.1
Materials	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 97.89% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund returned 30.62%. The Fund’s benchmark, the Russell 1000 Growth Index, returned 42.68% for the same time period.
Market overview
Prospects of a looming recession, downside earnings risks and failure of several U.S. regional banks weighed on market sentiment and contributed to greater volatility through most of the annual period. However, as the year progressed, and particularly toward the tail end of 2023, diminishing concerns around further interest rate hikes and the potential for rate cuts in 2024 improved sentiment around high growth equities and was an overall tailwind for U.S. equity market performance.
Amid this backdrop, U.S. large-cap growth equities, as measured by the benchmark Russell 1000 Growth Index, advanced strongly during the annual period. While all sectors in the benchmark generated positive absolute returns during the annual period, the information technology and communication services sectors posted the highest returns. The energy and utilities sectors were the relative underperformers.
The Fund’s notable detractors during the period
•
During the period, the Fund’s underperformance relative to the benchmark was attributable primarily to stock selection.
○
The Fund usually underperforms when the equity market favors lower quality, more speculative securities or when the market is highly rotational or thematic. The Fund typically outperforms when high-quality stocks are in favor and when stock selection, rather than themes or sectors, matters. Due to our investment philosophy and process, stock selection typically drives the majority of the Fund’s relative performance over most time periods.
○
Our stock selection focuses on finding high-quality companies, developing the insights around competitive advantage and niche characteristics that can make them successful over time, and having the perspective to hold them when there are short-term disruptions, as long as those disruptions do not affect the investment thesis.
•
Stock selection in the health care, consumer discretionary, information technology and financials sectors detracted most during the annual period.
•
Having an underweighted allocation to information technology, which was the strongest sector in the benchmark during the annual period, and having an overweighted allocation to financials, which lagged the benchmark during the annual period, also hurt.
•
Having a position in cash, albeit modest, during a period when the benchmark rallied strongly, further dampened the Fund’s relative results.
•
Among individual holdings, detracting most from the Fund’s results relative to benchmark was having underweighted positions in mega-cap information technology giants Apple, Inc. and Microsoft Corp., which each rebounded robustly during the annual period from their heavy losses in 2022.
•
An overweight position in Royalty Pharma plc, one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies, also hurt. During the annual period, Royalty Pharma reported solid results, but its shares remained pressured due to investors’ ongoing concerns around clinical trial results for a few of its partners’ new therapies and the potential impact to related royalties.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
Favorable stock selection in the industrials and consumer staples sectors contributed positively to the Fund’s results during the annual period.
•
Having an underweighted allocation to the consumer staples sector, which lagged the benchmark during the annual period, and an overweighted allocation to the consumer discretionary sector, which was the third-strongest performing sector in the benchmark during the annual period, also helped.
•
From an individual security perspective, the Fund benefited most relative to the benchmark from having an overweight position in Shopify, Inc., an e-commerce software and services provider that has created a platform enabling retailers and manufacturers to build and expand their online presence. Shopify performed well during the annual period, driven by strong business execution in a tough economic environment, ongoing traction with its new product offerings, and divestment of its capital-intensive logistics business unit.
•
An overweight position in Uber Technologies, Inc. contributed positively during the annual period. The company operates a leading global ridesharing services platform and has leveraged its network, on-demand workforce and technology to establish additional marketplace solutions addressing product delivery. Its shares gained on the company’s reports of strong fundamental results, characterized by healthy revenue growth, profit margin expansion and improved traction with its new product offerings.
•
ASML Holding NV was another top positive contributor to the Fund’s relative results during the annual period. ASML Holding is a leading supplier of lithography equipment used in the production of semiconductor chips used, in turn, in a range of electronic devices. Its shares advanced as the company reported better than consensus expected results, characterized by healthy revenue growth and profit margin improvement.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,047.00	1,021.44	3.57	3.53	0.70
Class 2	1,000.00	1,000.00	1,045.30	1,020.19	4.84	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 12.1%
Entertainment 1.9%
Roblox Corp., Class A(a)	39,288	1,796,247
Interactive Media & Services 8.1%
Alphabet, Inc., Class C(a)	30,812	4,342,335
Meta Platforms, Inc., Class A(a)	6,705	2,373,302
ZoomInfo Technologies, Inc.(a)	47,494	878,164
Total		7,593,801
Media 2.1%
Trade Desk, Inc. (The), Class A(a)	27,052	1,946,662
Total Communication Services		11,336,710
Consumer Discretionary 23.1%
Automobiles 2.6%
Tesla, Inc.(a)	9,928	2,466,909
Broadline Retail 8.9%
Amazon.com, Inc.(a)	49,234	7,480,614
MercadoLibre, Inc.(a)	560	880,062
Total		8,360,676
Hotels, Restaurants & Leisure 5.8%
Airbnb, Inc., Class A(a)	16,735	2,278,303
Domino’s Pizza, Inc.	3,223	1,328,618
DoorDash, Inc., Class A(a)	18,552	1,834,607
Total		5,441,528
Specialty Retail 5.8%
AutoZone, Inc.(a)	798	2,063,317
Chewy, Inc., Class A(a)	38,781	916,395
Floor & Decor Holdings, Inc., Class A(a)	5,096	568,510
Home Depot, Inc. (The)	5,504	1,907,411
Total		5,455,633
Total Consumer Discretionary		21,724,746
Consumer Staples 2.8%
Consumer Staples Distribution & Retail 2.2%
Costco Wholesale Corp.	3,164	2,088,493
Food Products 0.6%
McCormick & Co., Inc.	8,421	576,165
Total Consumer Staples		2,664,658
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 11.3%
Capital Markets 2.5%
Intercontinental Exchange, Inc.	18,346	2,356,177
Financial Services 5.7%
Adyen NV(a)	1,871	2,415,351
Block, Inc., Class A(a)	13,957	1,079,574
Visa, Inc., Class A	6,975	1,815,941
Total		5,310,866
Insurance 3.1%
Brown & Brown, Inc.	17,012	1,209,723
Progressive Corp. (The)	10,769	1,715,286
Total		2,925,009
Total Financials		10,592,052
Health Care 12.4%
Health Care Equipment & Supplies 0.8%
Intuitive Surgical, Inc.(a)	2,146	723,975
Health Care Technology 1.2%
Veeva Systems Inc., Class A(a)	5,963	1,147,997
Life Sciences Tools & Services 4.4%
Danaher Corp.	6,084	1,407,473
Illumina, Inc.(a)	11,655	1,622,842
Thermo Fisher Scientific, Inc.	2,109	1,119,436
Total		4,149,751
Pharmaceuticals 6.0%
Eli Lilly & Co.	3,598	2,097,346
Royalty Pharma PLC, Class A	127,926	3,593,441
Total		5,690,787
Total Health Care		11,712,510
Industrials 7.0%
Aerospace & Defense 0.8%
HEICO Corp., Class A	5,643	803,789
Commercial Services & Supplies 0.2%
Veralto Corp.	1,789	147,163
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 6.0%
Uber Technologies, Inc.(a)	45,815	2,820,830
Union Pacific Corp.	11,416	2,803,998
Total		5,624,828
Total Industrials		6,575,780
Information Technology 26.4%
IT Services 6.8%
Cloudflare, Inc.(a)	23,444	1,951,948
Shopify, Inc., Class A(a)	33,287	2,593,057
Snowflake, Inc., Class A(a)	9,213	1,833,387
Total		6,378,392
Software 11.4%
BILL Holdings, Inc.(a)	10,824	883,130
Datadog, Inc., Class A(a)	18,254	2,215,671
Microsoft Corp.	20,352	7,653,166
Total		10,751,967
Technology Hardware, Storage & Peripherals 8.2%
Apple, Inc.	39,870	7,676,171
Total Information Technology		24,806,530
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.3%
Chemicals 2.3%
Sherwin-Williams Co. (The)	6,965	2,172,383
Total Materials		2,172,383
Total Common Stocks (Cost $72,751,091)		91,585,369

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	2,968,730	2,968,136
Total Money Market Funds (Cost $2,968,129)		2,968,136
Total Investments in Securities (Cost: $75,719,220)		94,553,505
Other Assets & Liabilities, Net		(542,262)
Net Assets		94,011,243
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	28,010,773	846,046,262	(871,086,151)	(2,748)	2,968,136	22,352	1,006,874	2,968,730
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	11,336,710	—	—	11,336,710
Consumer Discretionary	21,724,746	—	—	21,724,746
Consumer Staples	2,664,658	—	—	2,664,658
Financials	8,176,701	2,415,351	—	10,592,052
Health Care	11,712,510	—	—	11,712,510
Industrials	6,575,780	—	—	6,575,780
Information Technology	24,806,530	—	—	24,806,530
Materials	2,172,383	—	—	2,172,383
Total Common Stocks	89,170,018	2,415,351	—	91,585,369
Money Market Funds	2,968,136	—	—	2,968,136
Total Investments in Securities	92,138,154	2,415,351	—	94,553,505
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $72,751,091)	$91,585,369
Affiliated issuers (cost $2,968,129)	2,968,136
Foreign currency (cost $1,732)	1,733
Receivable for:
Capital shares sold	14,778
Dividends	65,947
Expense reimbursement due from Investment Manager	263
Prepaid expenses	13,426
Total assets	94,649,652
Liabilities
Payable for:
Investments purchased	403,735
Capital shares redeemed	64,763
Management services fees	1,842
Distribution and/or service fees	200
Service fees	1,565
Compensation of chief compliance officer	80
Compensation of board members	1,431
Other expenses	19,113
Deferred compensation of board members	145,680
Total liabilities	638,409
Net assets applicable to outstanding capital stock	$94,011,243
Represented by
Trust capital	$94,011,243
Total - representing net assets applicable to outstanding capital stock	$94,011,243
Class 1
Net assets	$65,041,387
Shares outstanding	1,404,038
Net asset value per share	$46.32
Class 2
Net assets	$28,969,856
Shares outstanding	647,406
Net asset value per share	$44.75
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
11

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$7,108,323
Dividends — affiliated issuers	1,006,874
Interfund lending	223
Foreign taxes withheld	(54,323)
Total income	8,061,097
Expenses:
Management services fees	8,785,274
Distribution and/or service fees
Class 2	66,786
Service fees	18,692
Custodian fees	13,288
Printing and postage fees	7,074
Accounting services fees	31,226
Legal fees	27,638
Compensation of chief compliance officer	75
Compensation of board members	28,656
Deferred compensation of board members	17,735
Other	27,103
Total expenses	9,023,547
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(33,136)
Total net expenses	8,990,411
Net investment loss	(929,314)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(39,193,694)
Investments — affiliated issuers	22,352
Foreign currency translations	17,503
Net realized loss	(39,153,839)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	254,568,278
Investments — affiliated issuers	(2,748)
Foreign currency translations	(8)
Net change in unrealized appreciation (depreciation)	254,565,522
Net realized and unrealized gain	215,411,683
Net increase in net assets resulting from operations	$214,482,369
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment loss	$(929,314)	$(2,334,531)
Net realized loss	(39,153,839)	(396,296,388)
Net change in unrealized appreciation (depreciation)	254,565,522	(426,424,630)
Net increase (decrease) in net assets resulting from operations	214,482,369	(825,055,549)
Increase (decrease) in net assets from capital stock activity	(1,328,313,314)	46,513,043
Total decrease in net assets	(1,113,830,945)	(778,542,506)
Net assets at beginning of year	1,207,842,188	1,986,384,694
Net assets at end of year	$94,011,243	$1,207,842,188

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	2,870,236	111,952,368	1,160,086	51,274,625
Shares redeemed	(34,940,879)	(1,438,088,982)	(36,204)	(1,603,224)
Net increase (decrease)	(32,070,643)	(1,326,136,614)	1,123,882	49,671,401
Class 2
Shares sold	39,611	1,582,364	58,154	2,446,134
Shares redeemed	(94,560)	(3,759,064)	(132,018)	(5,604,492)
Net decrease	(54,949)	(2,176,700)	(73,864)	(3,158,358)
Total net increase (decrease)	(32,125,592)	(1,328,313,314)	1,050,018	46,513,043
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$35.36	(0.03)	10.99	10.96
Year Ended 12/31/2022	$60.00	(0.07)	(24.57)	(24.64)
Year Ended 12/31/2021	$62.57	(0.36)	(2.21)	(2.57)
Year Ended 12/31/2020	$35.57	(0.19)	27.19	27.00
Year Ended 12/31/2019	$27.97	(0.02)	7.62	7.60
Class 2
Year Ended 12/31/2023	$34.26	(0.09)	10.58	10.49
Year Ended 12/31/2022	$58.28	(0.17)	(23.85)	(24.02)
Year Ended 12/31/2021	$60.93	(0.51)	(2.14)	(2.65)
Year Ended 12/31/2020	$34.72	(0.30)	26.51	26.21
Year Ended 12/31/2019	$27.37	(0.10)	7.45	7.35

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$46.32	31.00%	0.70%	0.70%	(0.07% )	28%	$65,041
Year Ended 12/31/2022	$35.36	(41.07% )	0.70%	0.70%	(0.16% )	82%	$1,183,777
Year Ended 12/31/2021	$60.00	(4.11% )	0.67%	0.67%	(0.55% )	73%	$1,941,145
Year Ended 12/31/2020	$62.57	75.91%	0.68% (c)	0.68% (c)	(0.42% )	70%	$1,792,357
Year Ended 12/31/2019	$35.57	27.17%	0.66%	0.66%	(0.05% )	80%	$2,345,237
Class 2
Year Ended 12/31/2023	$44.75	30.62%	0.99%	0.95%	(0.23% )	28%	$28,970
Year Ended 12/31/2022	$34.26	(41.21% )	0.95%	0.95%	(0.42% )	82%	$24,065
Year Ended 12/31/2021	$58.28	(4.35% )	0.92%	0.92%	(0.80% )	73%	$45,239
Year Ended 12/31/2020	$60.93	75.49%	0.93% (c)	0.93% (c)	(0.66% )	70%	$41,911
Year Ended 12/31/2019	$34.72	26.85%	0.91%	0.91%	(0.30% )	80%	$19,150
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
15

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – Morgan Stanley Advantage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16
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Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the
18
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.69% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Morgan Stanley Investment Management Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Voluntary expense cap effective November 1, 2023	Contractual expense cap May 1, 2023 through October 31, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.70%	0.72%	0.73%
Class 2	0.95	0.97	0.98
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $339,163,491 and $1,642,786,858, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $29,403 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
20
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	750,000	5.48	2
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Consumer discretionary sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the consumer discretionary sector. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
22
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Morgan Stanley Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Morgan Stanley Advantage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
25

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

26
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
28
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

30
CTIVP® – Morgan Stanley Advantage Fund  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – Morgan Stanley Advantage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7035_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – Principal Blue Chip Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Principal Blue Chip Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Principal Global Investors, LLC
K. William Nolin, CFA
Thomas Rozycki, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	39.54	15.67	13.48
Class 2	05/07/10	39.20	15.38	13.20
Russell 1000 Growth Index		42.68	19.50	14.86
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2022 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Principal Blue Chip Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	9.6
Consumer Discretionary	13.1
Consumer Staples	1.0
Financials	26.4
Health Care	6.1
Industrials	11.2
Information Technology	24.1
Materials	2.3
Real Estate	6.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 87.64% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® - Principal Blue Chip Growth Fund returned 39.20%. The Fund’s benchmark, the Russell 1000 Growth Index, returned 42.68% over the same time period.
Market overview
Market performance during the year was dominated by the strength of a select group of mega-cap technology stocks dubbed the “Magnificent 7,” which ended the year making up 47% of the weight of the Russell 1000 Growth Index. The average return of those seven stocks – Apple, Microsoft, Alphabet, Amazon, NVIDIA, Meta and Tesla – was 112% in 2023, well above the 42.68% return of the Russell 1000 Growth Index. Without the performance of those seven stocks, that return would have been approximately 26.2%.
The Fund’s notable detractors during the period
•
Not owning three of the Magnificent 7 stocks – Apple, Meta Platforms and Tesla – detracted from Fund performance, relative to the benchmark. The Fund was also underweight, relative to the benchmark, in another one of the seven stocks – NVIDIA Corp. The lack of exposure to these companies caused a sizable drag on relative performance.
•
Allocation effect was another detractor from relative performance during the period, due to the Fund’s underweight in the information technology sector and overweight in the financials sector.
•
Real estate also detracted, due to both allocation and company selection. The Fund’s portfolio was overweight real estate relative to the benchmark
•
Among Fund holdings, NVIDIA was the top detractor relative to the benchmark, despite the company’s strong return, due to its small weight in the Fund’s portfolio compared to the benchmark.
•
Danaher Corp., a life sciences business, was the second biggest relative detractor. Danaher spent most of the year working through customer inventory destocking left over from the pandemic years. We believe this headwind has largely abated and we purchased more shares.
•
American Tower Corp., a communications infrastructure business, was the third biggest relative detractor. Shares were pressured during the year primarily on concerns that higher interest rates would be a headwind to earnings growth. We appreciate the company’s business of using very long-term contracts with telecom carriers with built-in price escalators and we added to our position.
The Fund’s notable contributors during the period
•
The consumer staples sector contributed to Fund performance relative to the benchmark. The Fund’s portfolio was underweight, relative to the benchmark, and not owning underperforming consumer staples companies helped relative performance.
•
The health care sector also contributed to relative performance, primarily due the Fund’s relative underweighting in the underperforming sector. Security selection also contributed. The industrials sector was the third best-performing sector, primarily due to security selection.
•
Among Fund holdings, TransDigm Group, Inc., a supplier of airplane components led by a highly respected management team, had the strongest positive relative contribution. TransDigm saw success in both its original equipment manufacturing (OEM) and aftermarket businesses, as it saw a pick-up in volumes and pricing. We trimmed shares on share price appreciation to manage its weight in the portfolio.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Adobe, Inc., a software business for creative professionals worldwide, was another large relative contributor during the period.. Adobe continued to innovate and expand its product offerings across its platform. We trimmed the Fund’s position in Adobe.com, Inc.
•
This past year, Amazon updated its fulfillment network to improve delivery speeds. In its Amazon Web Services cloud business, Amazon has been integrating generative artificial intelligence (AI) into its platform. We trimmed the Fund’s Amazon position.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,145.10	1,021.44	3.74	3.53	0.70
Class 2	1,000.00	1,000.00	1,143.70	1,020.19	5.08	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.7%
Issuer	Shares	Value ($)
Communication Services 9.6%
Entertainment 3.1%
Netflix, Inc.(a)	141,120	68,708,506
Interactive Media & Services 6.5%
Alphabet, Inc., Class A(a)	782,858	109,357,434
Alphabet, Inc., Class C(a)	272,055	38,340,711
Total		147,698,145
Total Communication Services		216,406,651
Consumer Discretionary 13.0%
Broadline Retail 7.9%
Amazon.com, Inc.(a)	1,182,548	179,676,343
Hotels, Restaurants & Leisure 2.7%
Hilton Worldwide Holdings, Inc.	333,780	60,778,000
Specialty Retail 2.4%
CarMax, Inc.(a)	180,244	13,831,924
O’Reilly Automotive, Inc.(a)	43,033	40,884,793
Total		54,716,717
Total Consumer Discretionary		295,171,060
Consumer Staples 1.0%
Consumer Staples Distribution & Retail 1.0%
Costco Wholesale Corp.	34,431	22,727,214
Total Consumer Staples		22,727,214
Financials 26.3%
Capital Markets 13.8%
Brookfield Asset Management Ltd., Class A	489,099	19,647,107
Brookfield Corp.	2,900,722	116,376,967
Charles Schwab Corp. (The)	612,095	42,112,136
KKR & Co., Inc., Class A	620,472	51,406,105
Moody’s Corp.	103,258	40,328,444
S&P Global, Inc.	95,456	42,050,277
Total		311,921,036
Financial Services 9.0%
MasterCard, Inc., Class A	240,002	102,363,253
Visa, Inc., Class A	390,029	101,544,050
Total		203,907,303
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.5%
Progressive Corp. (The)	497,177	79,190,353
Total Financials		595,018,692
Health Care 6.1%
Health Care Equipment & Supplies 1.1%
IDEXX Laboratories, Inc.(a)	32,709	18,155,130
Intuitive Surgical, Inc.(a)	20,841	7,030,920
Total		25,186,050
Life Sciences Tools & Services 3.2%
Danaher Corp.	313,220	72,460,315
Pharmaceuticals 1.8%
Zoetis, Inc.	205,064	40,473,482
Total Health Care		138,119,847
Industrials 11.1%
Aerospace & Defense 6.1%
HEICO Corp., Class A	192,689	27,446,621
TransDigm Group, Inc.	110,877	112,163,173
Total		139,609,794
Commercial Services & Supplies 2.1%
Copart, Inc.(a)	960,956	47,086,844
Ground Transportation 2.9%
Union Pacific Corp.	266,459	65,447,660
Total Industrials		252,144,298
Information Technology 24.0%
Semiconductors & Semiconductor Equipment 0.8%
NVIDIA Corp.	34,443	17,056,862
Software 23.2%
Adobe, Inc.(a)	167,697	100,048,030
Intuit, Inc.	151,486	94,683,295
Microsoft Corp.	725,135	272,679,765
Roper Technologies, Inc.	100,034	54,535,536
Salesforce, Inc.(a)	15,175	3,993,150
Total		525,939,776
Total Information Technology		542,996,638
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.4%
Chemicals 2.4%
Linde PLC	85,832	35,252,060
Sherwin-Williams Co. (The)	57,712	18,000,373
Total		53,252,433
Total Materials		53,252,433
Real Estate 6.2%
Real Estate Management & Development 2.7%
CoStar Group, Inc.(a)	693,129	60,572,544
Specialized REITs 3.5%
American Tower Corp.	353,430	76,298,468
SBA Communications Corp.	16,407	4,162,292
Total		80,460,760
Total Real Estate		141,033,304
Total Common Stocks (Cost $1,575,477,666)		2,256,870,137

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	9,917,006	9,915,023
Total Money Market Funds (Cost $9,914,220)		9,915,023
Total Investments in Securities (Cost: $1,585,391,886)		2,266,785,160
Other Assets & Liabilities, Net		(3,427,481)
Net Assets		2,263,357,679
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	24,180,590	314,579,315	(328,845,106)	224	9,915,023	(173)	257,342	9,917,006
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	216,406,651	—	—	216,406,651
Consumer Discretionary	295,171,060	—	—	295,171,060
Consumer Staples	22,727,214	—	—	22,727,214
Financials	595,018,692	—	—	595,018,692
Health Care	138,119,847	—	—	138,119,847
Industrials	252,144,298	—	—	252,144,298
Information Technology	542,996,638	—	—	542,996,638
Materials	53,252,433	—	—	53,252,433
Real Estate	141,033,304	—	—	141,033,304
Total Common Stocks	2,256,870,137	—	—	2,256,870,137
Money Market Funds	9,915,023	—	—	9,915,023
Total Investments in Securities	2,266,785,160	—	—	2,266,785,160
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,575,477,666)	$2,256,870,137
Affiliated issuers (cost $9,914,220)	9,915,023
Cash	1,608
Receivable for:
Capital shares sold	12,558
Dividends	1,242,764
Foreign tax reclaims	149,599
Prepaid expenses	16,692
Total assets	2,268,208,381
Liabilities
Payable for:
Capital shares redeemed	4,478,289
Management services fees	41,339
Distribution and/or service fees	505
Service fees	70,734
Compensation of chief compliance officer	410
Compensation of board members	2,524
Other expenses	26,247
Deferred compensation of board members	230,654
Total liabilities	4,850,702
Net assets applicable to outstanding capital stock	$2,263,357,679
Represented by
Trust capital	$2,263,357,679
Total - representing net assets applicable to outstanding capital stock	$2,263,357,679
Class 1
Net assets	$2,189,569,053
Shares outstanding	37,103,242
Net asset value per share	$59.01
Class 2
Net assets	$73,788,626
Shares outstanding	1,293,184
Net asset value per share	$57.06
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
11

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$18,749,528
Dividends — affiliated issuers	257,342
Foreign taxes withheld	(314,783)
Total income	18,692,087
Expenses:
Management services fees	14,216,475
Distribution and/or service fees
Class 2	160,784
Service fees	314,841
Custodian fees	17,852
Printing and postage fees	26,888
Accounting services fees	30,090
Legal fees	39,002
Interest on interfund lending	28,155
Compensation of chief compliance officer	417
Compensation of board members	37,514
Deferred compensation of board members	23,530
Other	38,459
Total expenses	14,934,007
Net investment income	3,758,080
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	150,735,394
Investments — affiliated issuers	(173)
Net realized gain	150,735,221
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	549,920,336
Investments — affiliated issuers	224
Net change in unrealized appreciation (depreciation)	549,920,560
Net realized and unrealized gain	700,655,781
Net increase in net assets resulting from operations	$704,413,861
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$3,758,080	$3,340,383
Net realized gain	150,735,221	451,909,515
Net change in unrealized appreciation (depreciation)	549,920,560	(1,150,259,189)
Net increase (decrease) in net assets resulting from operations	704,413,861	(695,009,291)
Increase (decrease) in net assets from capital stock activity	(325,493,099)	99,136,896
Total increase (decrease) in net assets	378,920,762	(595,872,395)
Net assets at beginning of year	1,884,436,917	2,480,309,312
Net assets at end of year	$2,263,357,679	$1,884,436,917

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	3,383,194	162,793,554	3,707,328	165,005,090
Shares redeemed	(9,494,376)	(483,567,733)	(1,414,276)	(67,990,067)
Net increase (decrease)	(6,111,182)	(320,774,179)	2,293,052	97,015,023
Class 2
Shares sold	106,758	5,138,678	187,771	8,334,742
Shares redeemed	(203,984)	(9,857,598)	(138,704)	(6,212,869)
Net increase (decrease)	(97,226)	(4,718,920)	49,067	2,121,873
Total net increase (decrease)	(6,208,408)	(325,493,099)	2,342,119	99,136,896
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$42.29	0.09	16.63	16.72
Year Ended 12/31/2022	$58.74	0.08	(16.53)	(16.45)
Year Ended 12/31/2021	$49.54	(0.05)	9.25	9.20
Year Ended 12/31/2020	$37.55	0.04	11.95	11.99
Year Ended 12/31/2019	$28.50	0.17	8.88	9.05
Class 2
Year Ended 12/31/2023	$40.99	(0.03)	16.10	16.07
Year Ended 12/31/2022	$57.08	(0.04)	(16.05)	(16.09)
Year Ended 12/31/2021	$48.26	(0.19)	9.01	8.82
Year Ended 12/31/2020	$36.67	(0.07)	11.66	11.59
Year Ended 12/31/2019	$27.90	0.08	8.69	8.77

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$59.01	39.54%	0.70% (c)	0.70% (c)	0.18%	11%	$2,189,569
Year Ended 12/31/2022	$42.29	(28.01% )	0.70% (c)	0.70% (c)	0.17%	89%	$1,827,444
Year Ended 12/31/2021	$58.74	18.57%	0.68% (c)	0.68% (c)	(0.09% )	6%	$2,403,745
Year Ended 12/31/2020	$49.54	31.93%	0.69%	0.69%	0.09%	22%	$2,479,845
Year Ended 12/31/2019	$37.55	31.76%	0.69%	0.69%	0.50%	7%	$2,504,948
Class 2
Year Ended 12/31/2023	$57.06	39.20%	0.95% (c)	0.95% (c)	(0.05% )	11%	$73,789
Year Ended 12/31/2022	$40.99	(28.19% )	0.95% (c)	0.95% (c)	(0.08% )	89%	$56,993
Year Ended 12/31/2021	$57.08	18.28%	0.93% (c)	0.93% (c)	(0.35% )	6%	$76,565
Year Ended 12/31/2020	$48.26	31.61%	0.94%	0.94%	(0.16% )	22%	$67,793
Year Ended 12/31/2019	$36.67	31.43%	0.94%	0.94%	0.25%	7%	$55,206
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
15

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – Principal Blue Chip Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.67% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Principal Global Investors, LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
18
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.70%	0.73%	0.73%
Class 2	0.95	0.98	0.98
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $232,321,367 and $544,939,829, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $738 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,520,548	5.57	73
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
20
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 93.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
22
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Principal Blue Chip Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Principal Blue Chip Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
23

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

24
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
25

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
26
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

28
CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – Principal Blue Chip Growth Fund  | Annual Report 2023
29

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CTIVP® – Principal Blue Chip Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7032_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio - Government Money Market Fund (the Fund)  holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to and including March 31, 2019. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings since March 31, 2019 are filed with the SEC monthly on Form N-MFP. The Fund’s portfolio holdings, as filed on Form N-MFP, are available on columbiathreadneedleus.com/investor/ or are available on the SEC’s website at sec.gov and can be obtained without a charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Portfolio management
John McColley*
Ryan Krieg
*Mr. McColley has announced he will retire in mid-2024.

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.74	1.62	1.00
Class 2	05/03/10	4.48	1.49	0.89
Class 3	10/13/81	4.61	1.56	0.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)

Portfolio breakdown (%) (at December 31, 2023)
Repurchase Agreements	15.8
Treasury Bills	14.0
U.S. Government & Agency Obligations	63.4
U.S. Treasury Obligations	6.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,025.30	1,023.24	1.72	1.72	0.34
Class 2	1,000.00	1,000.00	1,024.00	1,021.99	2.98	2.97	0.59
Class 3	1,000.00	1,000.00	1,024.70	1,022.64	2.32	2.32	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
5

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Repurchase Agreements 15.4%
Issuer	Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 12/29/2023, matures 01/02/2024,
repurchase price $45,026,600 (collateralized by U.S. Treasury Securities, Total Market Value $45,900,036)
	5.320%	45,000,000	45,000,000
Tri-party TD Securities (USA) LLC
dated 12/29/2023, matures 01/02/2024,
repurchase price $30,017,733 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,067)
	5.320%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $75,000,000)			75,000,000

Treasury Bills 13.7%

United States 13.7%
U.S. Treasury Bills
01/09/2024	4.920%	2,800,000	2,795,851
01/11/2024	4.950%	5,000,000	4,991,198
01/16/2024	5.090%	13,800,000	13,765,416
01/23/2024	5.110%	10,000,000	9,965,133
01/25/2024	5.170%	5,000,000	4,980,949
02/01/2024	5.200%	5,000,000	4,975,887
02/06/2024	5.240%	15,000,000	14,916,470
02/08/2024	5.250%	5,000,000	4,970,667
03/28/2024	5.340%	5,000,000	4,934,980
Total			66,296,551
Total Treasury Bills (Cost $66,296,551)			66,296,551

U.S. Government & Agency Obligations 61.8%

Federal Agricultural Mortgage Corp
09/13/2024	5.690%	3,000,000	3,000,000
Federal Agricultural Mortgage Corp(a)
SOFR + 0.200% 08/07/2025	5.590%	5,000,000	5,000,000
Federal Agricultural Mortgage Corp.(a)
SOFR + 0.230% 03/20/2024	5.630%	2,500,000	2,500,000
SOFR + 0.110% 07/24/2024	5.560%	5,000,000	5,000,000
SOFR + 0.120% 11/08/2024	5.550%	4,500,000	4,500,000
SOFR + 0.110% 01/03/2025	5.520%	5,000,000	5,000,000
SOFR + 0.200% 07/21/2025	5.600%	5,000,000	5,000,000
SOFR + 0.200% 10/06/2025	5.620%	5,000,000	5,000,000
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Federal Agricultural Mortgage Corp.
04/10/2024	4.950%	5,000,000	5,000,000
06/27/2024	5.300%	3,500,000	3,500,000
07/12/2024	5.640%	8,000,000	8,000,000
Federal Agricultural Mortgage Corp. Discount Notes
01/16/2024	5.080%	10,000,000	9,975,020
01/24/2024	5.190%	10,000,000	9,963,195
Federal Farm Credit Banks Discount Notes
03/05/2024	5.280%	4,000,000	3,961,573
Federal Home Loan Banks
01/10/2024	4.860%	3,750,000	3,749,989
01/10/2024	4.890%	2,500,000	2,500,000
01/26/2024	5.060%	5,500,000	5,500,000
03/08/2024	5.320%	6,000,000	5,975,804
03/08/2024	4.960%	2,000,000	1,993,777
04/26/2024	5.510%	5,000,000	4,997,072
01/14/2025	5.400%	5,000,000	5,000,000
Federal Home Loan Banks(a)
SOFR + 0.035% 01/19/2024	5.440%	5,000,000	5,000,000
SOFR + 0.030% 01/29/2024	5.430%	5,000,000	5,000,000
SOFR + 0.050% 03/18/2024	5.400%	4,750,000	4,750,000
SOFR + 0.055% 04/02/2024	5.410%	3,500,000	3,500,000
SOFR + 0.155% 03/07/2025	5.480%	10,000,000	10,000,000
Federal Home Loan Banks Discount Notes
01/03/2024	4.270%	8,000,000	7,995,324
01/04/2024	4.460%	5,000,000	4,996,337
01/10/2024	4.910%	4,000,000	3,993,559
01/12/2024	4.970%	5,000,000	4,990,485
01/16/2024	5.060%	10,000,000	9,975,114
01/17/2024	5.080%	47,000,000	46,876,145
01/26/2024	5.170%	5,000,000	4,980,234
02/05/2024	5.220%	5,000,000	4,972,995
02/07/2024	5.220%	5,000,000	4,971,535
Federal Home Loan Mortgage Corp. Discount Notes
01/02/2024	3.980%	30,000,000	29,986,923
01/03/2024	5.240%	6,000,000	5,996,510
Federal National Mortgage Association
02/09/2024	5.020%	5,000,000	5,000,000
05/13/2024	5.010%	5,000,000	5,000,000
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Federal National Mortgage Association Discount Notes
01/05/2024	5.240%	5,000,000	4,995,633
01/08/2024	4.770%	6,000,000	5,992,170
01/11/2024	4.910%	10,000,000	9,982,533
01/26/2024	5.140%	6,000,000	5,976,420
Total U.S. Government & Agency Obligations (Cost $300,048,347)			300,048,347

U.S. Treasury Obligations 6.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + -0.015% 01/31/2024	5.316%	15,000,000	15,000,586
3-month U.S. Treasury Index + 0.037% 07/31/2024	5.368%	12,500,000	12,498,612
3-month U.S. Treasury Index + 0.200% 01/31/2025	5.531%	4,800,000	4,804,385
Total U.S. Treasury Obligations (Cost $32,303,583)			32,303,583

Total Investments in Securities (Cost: $473,648,481)	473,648,481
Other Assets & Liabilities, Net	11,866,411
Net Assets	485,514,892
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
7

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	75,000,000	—	75,000,000
Treasury Bills	—	66,296,551	—	66,296,551
U.S. Government & Agency Obligations	—	300,048,347	—	300,048,347
U.S. Treasury Obligations	—	32,303,583	—	32,303,583
Total Investments in Securities	—	473,648,481	—	473,648,481
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $398,648,481)	$398,648,481
Repurchase agreements (cost $75,000,000)	75,000,000
Cash	11,430,793
Receivable for:
Capital shares sold	156,112
Dividends	66
Interest	1,701,732
Expense reimbursement due from Investment Manager	1,020
Prepaid expenses	6,933
Total assets	486,945,137
Liabilities
Payable for:
Capital shares redeemed	1,205,907
Distributions to shareholders	65,165
Management services fees	4,350
Distribution and/or service fees	1,930
Service fees	25,361
Compensation of chief compliance officer	95
Compensation of board members	1,161
Other expenses	21,933
Deferred compensation of board members	104,343
Total liabilities	1,430,245
Net assets applicable to outstanding capital stock	$485,514,892
Represented by
Paid in capital	485,595,962
Total distributable earnings (loss)	(81,070)
Total - representing net assets applicable to outstanding capital stock	$485,514,892
Class 1
Net assets	$91,282,788
Shares outstanding	91,205,419
Net asset value per share	$1.00
Class 2
Net assets	$174,054,809
Shares outstanding	174,078,105
Net asset value per share	$1.00
Class 3
Net assets	$220,177,295
Shares outstanding	220,085,320
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
9

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$66
Interest	24,097,883
Total income	24,097,949
Expenses:
Management services fees	1,585,451
Distribution and/or service fees
Class 2	425,618
Class 3	274,410
Service fees	295,412
Custodian fees	11,045
Printing and postage fees	28,059
Accounting services fees	30,090
Legal fees	18,058
Compensation of chief compliance officer	91
Compensation of board members	16,781
Deferred compensation of board members	12,432
Other	13,083
Total expenses	2,710,530
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(257,101)
Total net expenses	2,453,429
Net investment income	21,644,520
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,393)
Net realized loss	(3,393)
Net realized and unrealized loss	(3,393)
Net increase in net assets resulting from operations	$21,641,127
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$21,644,520	$5,526,334
Net realized loss	(3,393)	(501)
Net increase in net assets resulting from operations	21,641,127	5,525,833
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,218,871)	(1,053,553)
Class 2	(7,502,049)	(1,810,203)
Class 3	(9,923,531)	(2,662,579)
Total distributions to shareholders	(21,644,451)	(5,526,335)
Increase (decrease) in net assets from capital stock activity	(6,043,730)	95,572,613
Total increase (decrease) in net assets	(6,047,054)	95,572,111
Net assets at beginning of year	491,561,946	395,989,835
Net assets at end of year	$485,514,892	$491,561,946

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	21,893,350	21,893,351	17,628,069	17,628,069
Distributions reinvested	4,215,258	4,215,258	1,044,619	1,044,619
Shares redeemed	(24,043,897)	(24,043,897)	(17,570,853)	(17,570,853)
Net increase	2,064,711	2,064,712	1,101,835	1,101,835
Class 2
Shares sold	37,468,852	37,468,851	93,359,714	93,359,714
Distributions reinvested	7,495,179	7,495,179	1,794,211	1,794,211
Shares redeemed	(41,395,519)	(41,395,519)	(33,826,593)	(33,826,593)
Net increase	3,568,512	3,568,511	61,327,332	61,327,332
Class 3
Shares sold	22,451,483	22,451,484	64,438,978	64,438,977
Distributions reinvested	9,916,404	9,916,404	2,640,059	2,640,059
Shares redeemed	(44,044,841)	(44,044,841)	(33,935,590)	(33,935,590)
Net increase (decrease)	(11,676,954)	(11,676,953)	33,143,447	33,143,446
Total net increase (decrease)	(6,043,731)	(6,043,730)	95,572,614	95,572,613
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$1.00	0.05	(0.00)(b)	0.05	(0.05)	—	(0.05)
Year Ended 12/31/2022	$1.00	0.01	(0.00)(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2021	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	(0.00)(b)	(0.02)
Class 2
Year Ended 12/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 12/31/2022	$1.00	0.01	(0.00)(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2021	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	(0.00)(b)	(0.02)
Class 3
Year Ended 12/31/2023	$1.00	0.05	(0.00)(b)	0.05	(0.05)	—	(0.05)
Year Ended 12/31/2022	$1.00	0.01	(0.00)(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2021	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	(0.00)(b)	(0.02)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)
Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	12/31/2022	12/31/2021	12/31/2020
Class 1	0.10%	0.40%	0.23%
Class 2	0.21%	0.66%	0.46%
Class 3	0.16%	0.53%	0.33%
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$1.00	4.74%	0.42%	0.36%	4.65%	$91,283
Year Ended 12/31/2022	$1.00	1.22%	0.45%	0.35% (c)	1.21%	$89,219
Year Ended 12/31/2021	$1.00	0.02%	0.48%	0.05% (c)	0.01%	$88,117
Year Ended 12/31/2020	$1.00	0.31%	0.49%	0.21% (c)	0.23%	$95,062
Year Ended 12/31/2019	$1.00	1.89%	0.47%	0.36%	1.87%	$86,841
Class 2
Year Ended 12/31/2023	$1.00	4.48%	0.67%	0.61%	4.41%	$174,055
Year Ended 12/31/2022	$1.00	1.12%	0.69%	0.48% (c)	1.25%	$170,487
Year Ended 12/31/2021	$1.00	0.02%	0.73%	0.04% (c)	0.01%	$109,160
Year Ended 12/31/2020	$1.00	0.24%	0.74%	0.23% (c)	0.13%	$107,245
Year Ended 12/31/2019	$1.00	1.64%	0.72%	0.62%	1.60%	$61,083
Class 3
Year Ended 12/31/2023	$1.00	4.61%	0.54%	0.49%	4.52%	$220,177
Year Ended 12/31/2022	$1.00	1.17%	0.57%	0.40% (c)	1.21%	$231,856
Year Ended 12/31/2021	$1.00	0.02%	0.61%	0.05% (c)	0.01%	$198,713
Year Ended 12/31/2020	$1.00	0.28%	0.61%	0.23% (c)	0.20%	$237,792
Year Ended 12/31/2019	$1.00	1.77%	0.60%	0.49%	1.72%	$181,970
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
13

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	45,000,000	30,000,000	75,000,000
Total financial and derivative net assets	45,000,000	30,000,000	75,000,000
Total collateral received (pledged) (a)	45,000,000	30,000,000	75,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
15

Notes to Financial Statements (continued)
December 31, 2023
capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.33% to 0.12% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.33% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
16
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.34%	0.45%
Class 2	0.59	0.70
Class 3	0.465	0.575
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
21,644,451	—	21,644,451	5,526,335	—	5,526,335
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
27,167	—	(3,894)	—
At December 31, 2023, the cost of all investments for federal income tax purposes was $473,648,481. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(3,894)	—	(3,894)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2023.
18
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 90.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,
20
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
23

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

24
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
25

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
26
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

28
Columbia Variable Portfolio - Government Money Market Fund  | Annual Report 2023

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Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7009_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Overseas Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Overseas Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.

Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Paul DiGiacomo, CFA
Co-Portfolio Manager
Managed Fund since January 2024

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	15.64	8.24	3.64
Class 2	05/03/10	15.32	7.96	3.37
Class 3	01/13/92	15.47	8.09	3.51
MSCI EAFE Index (Net)		18.24	8.16	4.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2018 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	2.9
Consumer Discretionary	11.9
Consumer Staples	11.9
Energy	9.1
Financials	18.5
Health Care	14.1
Industrials	12.4
Information Technology	12.5
Materials	5.8
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Australia	4.7
Austria	0.6
Belgium	1.3
Brazil	0.5
Canada	4.0
Denmark	1.9
Finland	1.7
France	7.2
Country breakdown (%) (at December 31, 2023)
Germany	1.9
Greece	0.8
Hong Kong	0.5
Indonesia	1.0
Ireland	2.4
Israel	3.1
Japan	23.6
Netherlands	11.5
Norway	0.9
Russian Federation	0.0 (a)
Singapore	2.6
South Africa	0.2
South Korea	2.4
Sweden	0.0 (a)
Switzerland	3.0
Taiwan	3.5
United Kingdom	11.6
United States(b)	9.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 91.87% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Overseas Core Fund returned 15.32%. The Fund’s benchmark, the MSCI EAFE Index (Net), returned 18.24% for the same time period.
Market overview
Developed international equity markets generally rose during 2023, continuing a recovery from lows recorded in September 2022. With the exception of real estate, all economic sectors within the MSCI EAFE Index (Net) produced positive returns for the period. Information technology, industrials and consumer discretionary were the best performing sectors, all with returns above 20%. Using the MSCI EAFE Index (Net) and the S&P 500 Index for comparison, developed international equities underperformed their U.S. counterparts, returning 18.24% vs. 26.29%. (All returns are stated in U.S. dollars.)
Trajectory from the start of the period was generally upward, supported by favorable events such as the warm winter across Europe. This allayed concerns of energy shortages resulting from the loss of Russian supplies following the invasion of Ukraine. China’s abandonment of its zero-COVID policy just before the start of the reporting period was more good news, allowing for activity to begin to normalize after the prolonged period of rolling lockdowns across much of the country. Further, a rise in rates from very negative levels and the steepening of yield curves provided earnings leverage that helped European banks in particular.
Momentum stalled, however, and markets retreated somewhat after reaching mid-year highs, as rising interest rates and a steep increase in oil prices weighed on investor sentiment. Mixed inflation news added to downside pressure as well, with worries over falling retail sales in Germany and decade-high borrowing costs in France and Italy more than offsetting reports that overall eurozone inflation hit a two-year low during the last month of the period. Likewise, worries grew that the summer travel boom was starting to fade as stubborn inflation eroded consumer disposable income. In addition, China’s post-lockdown rebound proved far less robust than hoped for, due in no small part to signs of a technology cold war as the U.S. escalated restrictions on sales of chipmaking equipment. A property slump, high local government debt and increasing consumer pessimism added to the overall economic worries, as did factory activity contracting. Ongoing geopolitical conflict in Ukraine complicated uncertainties for investors, as did the Gaza hostilities that erupted on October 7, 2023.
Optimism resumed and developed international markets reaccelerated around the end of October 2023, however, in parallel with a rebound in U.S. equities that began when the U.S. Federal Reserve held rates steady at its November 2023 meeting. Expectations that U.S. officials believed inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024 extended to other central banks as well.
As was the case in the previous 12-month period, U.S. dollar weakness (down around 2% for the period) provided some help for U.S. investors who own international equities. As illustration, the MSCI EAFE Index (Net) measured in local currency terms returned more than two percentage points less than the dollar-denominated version (18.24% as noted above).
The Fund’s notable detractors during the period
•
British American Tobacco PLC fell on escalating worries over slowing U.S. volume and delays in its buyback plans.
•
U.K. pharmaceutical maker AstraZeneca PLC, which was a top contributor in the prior period, fell as investors questioned future growth projections.
•
Japanese investment banking consultant Nihon M&A Center Holdings, Inc. continued to face lingering headwinds related to a 2021 investigation into inappropriate sales bookings that raised concerns over the company’s internal controls. The Fund sold its position.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Swedish real estate developer Samhällsbyggnadsbolaget i Norden AB showed signs of improving from the prior period’s decline amid weak liquidity in the country’s real estate market but nonetheless fell as investors focused instead on the possibility of a debt restructuring. The Fund sold its position during the period.
•
Irish drug maker Jazz Pharmaceuticals PLC fell after disappointing investors with poor trials, particularly for a new PTSD treatment.
The Fund’s notable contributors during the period
•
Canadian Uranium miner Cameco Corp. rose as investors increasingly considered demand/supply imbalances in the commodity amid growing acceptance of the role nuclear will play in the energy transition.
•
Semiconductor maker Broadcom, Inc. pleased investors not only with strong financial performance that surpassed expectations but also potential to develop artificial intelligence networking products. The Fund exited its position.
•
U.K.-based litigation finance provider Burford Capital Ltd. rose after reporting strong results and favorable developments in a large case involving the government of Argentina.
•
Taiwanese semiconductor maker Parade Technologies Ltd. rebounded from its position as a detractor in the previous period amid expectations for improvement in the PC market as well as expansion of the company’s product lineup.
•
Swiss financial services provider UBS AG slumped throughout the first half of the year but recovered as investors favorably weighed its emergency takeover of embattled local rival Credit Suisse.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio managers misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,073.20	1,020.99	4.08	3.98	0.79
Class 2	1,000.00	1,000.00	1,072.20	1,019.75	5.37	5.24	1.04
Class 3	1,000.00	1,000.00	1,072.60	1,020.34	4.75	4.63	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.7%
Issuer	Shares	Value ($)
Australia 4.7%
Ansell Ltd.	1,227,547	21,059,991
Northern Star Resources Ltd.	8,007,070	74,290,450
Paladin Energy Ltd.(a)	32,883,320	22,034,410
Santos Ltd.	9,998,836	51,988,998
Total		169,373,849
Austria 0.6%
Kontron AG	853,153	20,261,362
Belgium 1.3%
Liberty Global Ltd., Class C(a)	2,543,417	47,409,293
Brazil 0.5%
JBS S/A	3,480,805	17,849,731
Canada 3.9%
Cameco Corp.	1,051,600	45,323,960
Nutrien Ltd.	355,882	20,046,833
Pan American Silver Corp.	1,075,943	17,570,149
Vermilion Energy, Inc.	1,342,158	16,186,426
Whitecap Resources, Inc.	6,305,336	42,208,468
Total		141,335,836
Denmark 1.9%
Novo Nordisk A/S	659,433	68,337,824
Finland 1.7%
UPM-Kymmene OYJ	1,601,976	60,427,663
France 7.2%
AXA SA	1,398,415	45,667,278
DBV Technologies SA, ADR(a)	574,359	547,249
Eiffage SA	609,913	65,474,550
Safran SA	192,288	33,902,377
Sanofi SA	810,732	80,564,678
TotalEnergies SE	484,011	32,912,275
Total		259,068,407
Germany 1.9%
Duerr AG	644,559	15,198,575
E.ON SE	2,319,920	31,168,273
KION Group AG	502,806	21,459,469
Total		67,826,317
Common Stocks (continued)
Issuer	Shares	Value ($)
Greece 0.8%
JUMBO SA	999,294	27,711,646
Hong Kong 0.5%
WH Group Ltd.	25,769,250	16,641,767
Indonesia 1.0%
PT Bank Rakyat Indonesia Persero Tbk	97,522,200	36,245,869
Ireland 2.4%
Amarin Corp. PLC, ADR(a)	430,747	374,750
Bank of Ireland Group PLC	3,078,739	27,950,195
Flutter Entertainment PLC(a)	324,172	57,213,610
Total		85,538,555
Israel 3.1%
Bank Hapoalim BM	4,278,032	38,432,024
Check Point Software Technologies Ltd.(a)	465,076	71,058,962
Total		109,490,986
Japan 23.5%
Amano Corp.	1,022,600	24,209,144
BayCurrent Consulting, Inc.	993,100	34,764,476
Denso Corp.	1,389,400	20,858,152
Hitachi Ltd.	481,200	34,612,588
ITOCHU Corp.	1,708,800	69,616,257
JustSystems Corp.	390,800	9,051,403
Kinden Corp.	1,120,500	19,008,797
Macnica Holdings, Inc.	1,236,800	64,974,309
MatsukiyoCocokara & Co.	3,460,500	61,160,637
Mebuki Financial Group, Inc.	7,735,600	23,471,841
MEITEC Group Holdings, Inc.	485,000	9,704,042
Mitsubishi UFJ Financial Group, Inc.	7,887,300	67,689,883
Otsuka Corp.	1,224,700	50,402,485
Round One Corp.	7,159,800	28,241,627
Sankyo Co., Ltd.	1,026,600	59,778,986
Shimamura Co., Ltd.	419,600	46,854,188
Ship Healthcare Holdings, Inc.	1,935,000	32,985,526
Suntory Beverage & Food Ltd.	739,500	24,314,681
Takeda Pharmaceutical Co., Ltd.	2,097,585	60,154,643
Takuma Co., Ltd.	905,300	11,461,752
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
TOPPAN Holdings, Inc.	2,048,300	57,044,398
USS Co., Ltd.	1,677,300	33,673,819
Total		844,033,634
Netherlands 11.4%
Adyen NV(a)	18,394	23,745,570
ASR Nederland NV	1,521,391	71,870,388
Heineken NV	471,839	47,938,594
ING Groep NV	4,890,703	73,333,874
Koninklijke Ahold Delhaize NV	2,020,093	58,121,013
Prosus NV	1,760,769	52,453,468
Shell PLC	2,540,718	83,597,979
Total		411,060,886
Norway 0.9%
SalMar ASA	566,870	31,747,460
Russian Federation —%
Lukoil PJSC(b),(c),(d),(e)	133,228	—
Singapore 2.6%
DBS Group Holdings Ltd.	2,144,100	54,221,785
Venture Corp., Ltd.	3,763,100	38,776,251
Total		92,998,036
South Africa 0.2%
Impala Platinum Holdings Ltd.	1,388,626	6,895,885
South Korea 2.4%
Hyundai Home Shopping Network Corp.(a)	210,562	7,019,755
Samsung Electronics Co., Ltd.	867,729	52,668,409
Youngone Corp.(a)	738,106	26,052,331
Total		85,740,495
Sweden 0.0%
Stillfront Group AB(a)	1,418,374	1,709,674
Switzerland 3.0%
Landis+Gyr Group AG(a)	310,605	28,081,913
Nestlé SA, Registered Shares	287,925	33,376,233
Novartis AG, Registered Shares	178,643	18,044,816
UBS AG	882,226	27,403,338
Total		106,906,300
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 3.5%
Fubon Financial Holding Co., Ltd.	20,906,703	44,104,251
Parade Technologies Ltd.	1,662,000	64,785,154
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	147,685	15,359,240
Total		124,248,645
United Kingdom 11.5%
AstraZeneca PLC, ADR	1,640,818	110,509,092
British American Tobacco PLC	2,074,399	60,695,228
Crest Nicholson Holdings PLC	2,491,625	6,898,163
DCC PLC	836,628	61,559,935
Intermediate Capital Group PLC	671,995	14,356,136
JD Sports Fashion PLC	23,221,807	49,005,846
John Wood Group PLC(a)	2,968,176	6,487,314
Just Group PLC	12,689,915	13,865,753
TP Icap Group PLC	15,454,926	38,422,713
Vodafone Group PLC	60,161,910	52,541,831
Total		414,342,011
United States 7.2%
ACADIA Pharmaceuticals, Inc.(a)	97,305	3,046,620
Burford Capital Ltd.	2,988,230	46,616,388
Energy Fuels, Inc.(a)	2,734,965	19,664,398
Insmed, Inc.(a)	335,437	10,395,193
Jazz Pharmaceuticals PLC(a)	348,728	42,893,544
Livent Corp.(a)	1,434,303	25,788,768
Primo Water Corp.	4,368,348	65,743,637
Roche Holding AG, Genusschein Shares	149,712	43,520,315
Sage Therapeutics, Inc.(a)	117,597	2,548,327
Total		260,217,190
Total Common Stocks (Cost $3,389,451,701)		3,507,419,321

Exchange-Traded Equity Funds 1.2%
	Shares	Value ($)
United States 1.2%
iShares MSCI EAFE ETF	573,795	43,235,453
Total Exchange-Traded Equity Funds (Cost $42,922,506)		43,235,453

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(f),(g)	20,728,493	20,724,347
Total Money Market Funds (Cost $20,722,274)		20,724,347
Total Investments in Securities (Cost $3,453,096,481)		3,571,379,121
Other Assets & Liabilities, Net		19,404,127
Net Assets		$3,590,783,248
At December 31, 2023, securities and/or cash totaling $6,300,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,352,000 CAD	6,927,365 USD	Barclays	02/01/2024	—	(133,469)
9,662,000 EUR	10,605,745 USD	Barclays	02/01/2024	—	(73,976)
8,375,000 GBP	10,607,249 USD	Barclays	02/01/2024	—	(69,807)
12,532,505,000 JPY	88,088,035 USD	Barclays	02/01/2024	—	(1,213,933)
36,009,000 NOK	3,571,888 USD	Barclays	02/01/2024	24,893	—
1,497,241,000 JPY	10,531,808 USD	Citi	02/01/2024	—	(136,975)
7,189,142 USD	6,036,000 CHF	Citi	02/01/2024	10,692	—
17,831,318 USD	119,452,000 DKK	Citi	02/01/2024	—	(113,393)
254,815,414 USD	235,404,000 EUR	Citi	02/01/2024	5,384,239	—
51,631,380 USD	40,993,000 GBP	Citi	02/01/2024	629,461	—
71,006,000 SEK	7,154,992 USD	Goldman Sachs International	02/01/2024	106,053	—
101,608,000 ILS	27,449,284 USD	HSBC	02/01/2024	—	(632,205)
92,135,000 SGD	69,212,463 USD	HSBC	02/01/2024	—	(702,940)
14,277,270 USD	20,819,000 AUD	HSBC	02/01/2024	—	(75,673)
20,949,000 AUD	13,983,772 USD	Morgan Stanley	02/01/2024	—	(306,505)
28,586,550 USD	301,388,000 NOK	Morgan Stanley	02/01/2024	1,101,078	—
58,717,034 USD	95,080,000 NZD	Morgan Stanley	02/01/2024	1,395,140	—
75,870,884 USD	789,396,000 SEK	Morgan Stanley	02/01/2024	2,494,381	—
144,011,000 DKK	21,205,531 USD	State Street	02/01/2024	—	(155,151)
1,010,448,000 JPY	7,154,149 USD	State Street	02/01/2024	—	(45,928)
108,100,293,000 KRW	82,468,945 USD	State Street	02/01/2024	—	(1,173,765)
5,148,339,000 TWD	164,588,843 USD	State Street	02/01/2024	—	(4,859,206)
69,213,453 USD	104,620,000 AUD	State Street	02/01/2024	2,152,661	—
82,669,249 USD	568,943,000 DKK	State Street	02/01/2024	1,720,211	—
102,582,000 CAD	75,535,857 USD	UBS	02/01/2024	—	(1,914,370)
31,881,000 EUR	34,745,508 USD	UBS	02/01/2024	—	(493,592)
489,147,000 NOK	44,993,474 USD	UBS	02/01/2024	—	(3,188,983)
75,537,715 USD	65,674,000 CHF	UBS	02/01/2024	2,799,243	—
38,770,636 USD	394,921,000 SEK	UBS	02/01/2024	434,135	—
9,409,000 SGD	7,138,137 USD	Wells Fargo	02/01/2024	—	(1,756)
3,565,859 USD	3,206,000 EUR	Wells Fargo	02/01/2024	—	(22,163)
Total				18,252,187	(15,313,790)
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Lukoil PJSC	01/25/2022-01/26/2022	133,228	10,912,642	—

(d)
As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	8,505,402	760,932,227	(748,715,355)	2,073	20,724,347	2,368	969,079	20,728,493
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	169,373,849	—	169,373,849
Austria	—	20,261,362	—	20,261,362
Belgium	47,409,293	—	—	47,409,293
Brazil	17,849,731	—	—	17,849,731
Canada	141,335,836	—	—	141,335,836
Denmark	—	68,337,824	—	68,337,824
Finland	—	60,427,663	—	60,427,663
France	547,249	258,521,158	—	259,068,407
Germany	—	67,826,317	—	67,826,317
Greece	—	27,711,646	—	27,711,646
Hong Kong	—	16,641,767	—	16,641,767
Indonesia	—	36,245,869	—	36,245,869
Ireland	374,750	85,163,805	—	85,538,555
Israel	71,058,962	38,432,024	—	109,490,986
Japan	—	844,033,634	—	844,033,634
Netherlands	—	411,060,886	—	411,060,886
Norway	—	31,747,460	—	31,747,460
Russian Federation	—	—	0 *	0 *
Singapore	—	92,998,036	—	92,998,036
South Africa	—	6,895,885	—	6,895,885
South Korea	—	85,740,495	—	85,740,495
Sweden	—	1,709,674	—	1,709,674
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Switzerland	—	106,906,300	—	106,906,300
Taiwan	15,359,240	108,889,405	—	124,248,645
United Kingdom	110,509,092	303,832,919	—	414,342,011
United States	216,696,875	43,520,315	—	260,217,190
Total Common Stocks	621,141,028	2,886,278,293	0 *	3,507,419,321
Exchange-Traded Equity Funds	43,235,453	—	—	43,235,453
Money Market Funds	20,724,347	—	—	20,724,347
Total Investments in Securities	685,100,828	2,886,278,293	0 *	3,571,379,121
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	18,252,187	—	18,252,187
Liability
Forward Foreign Currency Exchange Contracts	—	(15,313,790)	—	(15,313,790)
Total	685,100,828	2,889,216,690	0 *	3,574,317,518

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
13

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,432,374,207)	$3,550,654,774
Affiliated issuers (cost $20,722,274)	20,724,347
Cash	1,258
Cash collateral held at broker for:
Forward foreign currency exchange contracts	6,300,000
Unrealized appreciation on forward foreign currency exchange contracts	18,252,187
Receivable for:
Investments sold	8,923,277
Capital shares sold	141,071
Dividends	8,069,401
Foreign tax reclaims	5,598,330
Prepaid expenses	19,940
Total assets	3,618,684,585
Liabilities
Foreign currency (cost $19,669)	19,625
Unrealized depreciation on forward foreign currency exchange contracts	15,313,790
Payable for:
Investments purchased	9,364,399
Capital shares redeemed	2,751,718
Foreign capital gains taxes deferred	1,900
Management services fees	74,551
Distribution and/or service fees	1,260
Service fees	27,896
Compensation of chief compliance officer	654
Compensation of board members	3,584
Other expenses	142,521
Deferred compensation of board members	199,439
Total liabilities	27,901,337
Net assets applicable to outstanding capital stock	$3,590,783,248
Represented by
Paid in capital	3,580,258,321
Total distributable earnings (loss)	10,524,927
Total - representing net assets applicable to outstanding capital stock	$3,590,783,248
Class 1
Net assets	$3,306,525,423
Shares outstanding	247,674,090
Net asset value per share	$13.35
Class 2
Net assets	$83,999,316
Shares outstanding	6,353,833
Net asset value per share	$13.22
Class 3
Net assets	$200,258,509
Shares outstanding	15,054,474
Net asset value per share	$13.30
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$119,238,899
Dividends — affiliated issuers	969,079
Foreign taxes withheld	(10,138,263)
Total income	110,069,715
Expenses:
Management services fees	26,644,714
Distribution and/or service fees
Class 2	199,056
Class 3	242,797
Service fees	225,417
Custodian fees	453,525
Printing and postage fees	50,753
Accounting services fees	127,982
Legal fees	57,220
Interest on collateral	349
Interest on interfund lending	866
Compensation of chief compliance officer	705
Compensation of board members	56,187
Deferred compensation of board members	27,648
Other	125,455
Total expenses	28,212,674
Net investment income	81,857,041
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(71,827,321)
Investments — affiliated issuers	2,368
Foreign currency translations	290,730
Forward foreign currency exchange contracts	17,384,516
Option contracts purchased	(3,140,857)
Option contracts written	560,084
Net realized loss	(56,730,480)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	492,398,203
Investments — affiliated issuers	2,073
Foreign currency translations	463,831
Forward foreign currency exchange contracts	(3,478,301)
Option contracts purchased	403,562
Net change in unrealized appreciation (depreciation)	489,789,368
Net realized and unrealized gain	433,058,888
Net increase in net assets resulting from operations	$514,915,929
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
15

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$81,857,041	$73,455,324
Net realized loss	(56,730,480)	(117,594,940)
Net change in unrealized appreciation (depreciation)	489,789,368	(582,495,223)
Net increase (decrease) in net assets resulting from operations	514,915,929	(626,634,839)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(63,470,257)	(277,530,934)
Class 2	(1,343,019)	(6,228,789)
Class 3	(3,552,124)	(16,564,749)
Total distributions to shareholders	(68,365,400)	(300,324,472)
Increase (decrease) in net assets from capital stock activity	(366,031,716)	122,892,216
Total increase (decrease) in net assets	80,518,813	(804,067,095)
Net assets at beginning of year	3,510,264,435	4,314,331,530
Net assets at end of year	$3,590,783,248	$3,510,264,435

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,021,700	12,763,074	1,204,794	14,466,627
Distributions reinvested	5,198,219	63,470,257	24,165,063	277,530,934
Shares redeemed	(33,980,982)	(423,712,330)	(13,923,873)	(176,559,819)
Net increase (decrease)	(27,761,063)	(347,478,999)	11,445,984	115,437,742
Class 2
Shares sold	442,702	5,439,118	1,118,157	13,173,148
Distributions reinvested	110,902	1,343,019	547,986	6,228,789
Shares redeemed	(843,208)	(10,426,296)	(995,837)	(12,079,788)
Net increase (decrease)	(289,604)	(3,644,159)	670,306	7,322,149
Class 3
Shares sold	59,861	773,717	76,258	848,707
Distributions reinvested	291,636	3,552,124	1,448,223	16,564,749
Shares redeemed	(1,552,788)	(19,234,399)	(1,403,048)	(17,281,131)
Net increase (decrease)	(1,201,291)	(14,908,558)	121,433	132,325
Total net increase (decrease)	(29,251,958)	(366,031,716)	12,237,723	122,892,216
The accompanying Notes to Financial Statements are an integral part of this statement.
16
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Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$11.77	0.29	1.53	1.82	(0.24)	—	(0.24)
Year Ended 12/31/2022	$15.08	0.25	(2.50)	(2.25)	(0.10)	(0.96)	(1.06)
Year Ended 12/31/2021	$14.18	0.29	1.12	1.41	(0.19)	(0.32)	(0.51)
Year Ended 12/31/2020	$13.40	0.19	0.95	1.14	(0.21)	(0.15)	(0.36)
Year Ended 12/31/2019	$12.74	0.29	2.71	3.00	(0.29)	(2.05)	(2.34)
Class 2
Year Ended 12/31/2023	$11.66	0.26	1.51	1.77	(0.21)	—	(0.21)
Year Ended 12/31/2022	$14.98	0.22	(2.49)	(2.27)	(0.09)	(0.96)	(1.05)
Year Ended 12/31/2021	$14.09	0.23	1.14	1.37	(0.16)	(0.32)	(0.48)
Year Ended 12/31/2020	$13.32	0.17	0.93	1.10	(0.18)	(0.15)	(0.33)
Year Ended 12/31/2019	$12.67	0.26	2.69	2.95	(0.25)	(2.05)	(2.30)
Class 3
Year Ended 12/31/2023	$11.73	0.27	1.52	1.79	(0.22)	—	(0.22)
Year Ended 12/31/2022	$15.05	0.24	(2.50)	(2.26)	(0.10)	(0.96)	(1.06)
Year Ended 12/31/2021	$14.15	0.26	1.14	1.40	(0.18)	(0.32)	(0.50)
Year Ended 12/31/2020	$13.38	0.18	0.93	1.11	(0.19)	(0.15)	(0.34)
Year Ended 12/31/2019	$12.72	0.28	2.70	2.98	(0.27)	(2.05)	(2.32)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$13.35	15.64%	0.79% (c),(d)	0.79% (c),(d)	2.34%	41%	$3,306,525
Year Ended 12/31/2022	$11.77	(14.68% )	0.79% (d)	0.79% (d)	2.03%	35%	$3,242,143
Year Ended 12/31/2021	$15.08	9.96%	0.78% (c)	0.78% (c)	1.91%	29%	$3,982,053
Year Ended 12/31/2020	$14.18	9.12%	0.84%	0.84%	1.56%	26%	$2,476,011
Year Ended 12/31/2019	$13.40	25.47%	0.89%	0.89%	2.21%	39%	$948,377
Class 2
Year Ended 12/31/2023	$13.22	15.32%	1.04% (c),(d)	1.04% (c),(d)	2.09%	41%	$83,999
Year Ended 12/31/2022	$11.66	(14.90% )	1.04% (d)	1.04% (d)	1.77%	35%	$77,447
Year Ended 12/31/2021	$14.98	9.74%	1.03% (c)	1.03% (c)	1.55%	29%	$89,465
Year Ended 12/31/2020	$14.09	8.83%	1.10%	1.10%	1.39%	26%	$60,936
Year Ended 12/31/2019	$13.32	25.15%	1.14%	1.14%	1.95%	39%	$59,746
Class 3
Year Ended 12/31/2023	$13.30	15.47%	0.91% (c),(d)	0.91% (c),(d)	2.22%	41%	$200,259
Year Ended 12/31/2022	$11.73	(14.80% )	0.91% (d)	0.91% (d)	1.90%	35%	$190,674
Year Ended 12/31/2021	$15.05	9.88%	0.91% (c)	0.91% (c)	1.72%	29%	$242,813
Year Ended 12/31/2020	$14.15	8.92%	0.97%	0.97%	1.50%	26%	$241,122
Year Ended 12/31/2019	$13.38	25.32%	1.01%	1.01%	2.09%	39%	$250,480
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Overseas Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
22
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	18,252,187

Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	15,313,790
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	(3,140,857)	560,084	(2,580,773)
Foreign exchange risk	17,384,516	—	—	17,384,516
Total	17,384,516	(3,140,857)	560,084	14,803,743

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Option contracts purchased ($)	Total ($)
Equity risk	—	403,562	403,562
Foreign exchange risk	(3,478,301)	—	(3,478,301)
Total	(3,478,301)	403,562	(3,074,739)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average value ($)
Option contracts purchased	340,218
Option contracts written	(20,581)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	13,591,792	(11,674,642)
24
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	State Street ($)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	24,893	6,024,392	106,053	-	4,990,599	3,872,872	3,233,378	-	18,252,187
Liabilities
Forward foreign currency exchange contracts	1,491,185	250,368	-	1,410,818	306,505	6,234,050	5,596,945	23,919	15,313,790
Total financial and derivative net assets	(1,466,292)	5,774,024	106,053	(1,410,818)	4,684,094	(2,361,178)	(2,363,567)	(23,919)	2,938,397
Total collateral received (pledged) (a)	-	-	-	-	-	(2,361,178)	-	-	(2,361,178)
Net amount (b)	(1,466,292)	5,774,024	106,053	(1,410,818)	4,684,094	-	(2,363,567)	(23,919)	5,299,575

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
26
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.76% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2023, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.86%	0.86%	0.86%
Class 2	1.11	1.11	1.11
Class 3	0.985	0.985	0.985
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, former pfic holdings, capital loss carryforwards, trustees’ deferred compensation and foreign capital gains tax.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
33,523,799	(33,523,802)	3
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
68,365,400	—	68,365,400	172,776,133	127,548,339	300,324,472
28
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
153,011,502	—	(194,037,308)	51,406,630
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,522,910,888	367,542,350	(316,135,720)	51,406,630
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(24,695,994)	(169,341,314)	(194,037,308)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,434,987,163 and $1,790,726,773, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,650,000	5.88	2
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
30
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials.  Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 98.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Overseas Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
1.09%	$10,401,262	$0.04	$117,177,021	$0.44
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 27, 2024.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

34
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
36
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

38
Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Overseas Core Fund  | Annual Report 2023
39

Columbia Variable Portfolio – Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7018_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – High Yield Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	12.19	5.63	4.46
Class 2	05/03/10	11.87	5.31	4.17
Class 3	05/01/96	12.08	5.47	4.32
ICE BofA US Cash Pay High Yield Constrained Index		13.41	5.20	4.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market. Effective July 1, 2022, the ICE BofA US Cash Pay High Yield Constrained Index includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Convertible Bonds	1.7
Corporate Bonds & Notes	93.1
Foreign Government Obligations	0.8
Money Market Funds	1.2
Senior Loans	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
BBB rating	4.0
BB rating	41.5
B rating	43.1
CCC rating	10.6
Not rated	0.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – High Yield Bond Fund returned 11.87%. The Fund’s benchmark, the ICE BofA U.S. Cash Pay High Yield Constrained Index, returned 13.41% during the same time period.
Market overview
Performance for high-yield corporate bonds rebounded in 2023 following one of the category’s worst years on record. However, the ride was anything but smooth as investors speculated over the direction of U.S. Federal Reserve (Fed) policy and a potential recession.
With inflation showing signs of moderating, on February 1, 2023, the Fed raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% to 4.75%. (A basis point is 1/100 of a percent.)  March 2023 saw high-yield spreads hit their peaks for the year as the failure of a pair of U.S. banks and European giant Credit Suisse raised the prospect of a financial crisis. The Fed responded by taking measures to support bank liquidity while the market began to price in multiple cuts in the fed funds target rate before year end. This led U.S. Treasury yields to drift lower. At its March 2023 meeting, the Fed raised short-term rates by another quarter-point to a range of 4.75% - 5.00%. The hike was largely viewed by financial markets as a signal that the Fed believed the financial system remained on stable footing.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation posting at 3.0%. With the U.S. economy and job market displaying surprising resilience in the face of its past tightening, the Fed implemented additional 25 basis point increases at its May and July 2023 meetings, leaving the federal funds target rate at a range of 5.25% - 5.50%.
U.S. Treasury yields spiked, and high-yield spreads widened early in the fourth quarter, as rising oil prices led to concerns that the Fed would feel compelled to keep rates “higher for longer” to cool inflation. However, the broad bond market rallied over the final two months of 2023. Gains were driven by a shift in expectations to a more rapid pace of rate cuts in 2024 amid signs of cooling inflation. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment. The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook. Despite volatility in yields seen over the period, the U.S. Treasury yield curve finished the 12 months relatively unchanged.
Within the high yield market, lower quality CCC-rated issues led performance for the 12 months as fundamental concerns eased. In terms of the Fund’s performance relative to the benchmark, both overall sector allocation and security selection had an essentially neutral impact as there were offsetting contributors and detractors within each.
The Fund’s notable detractors during the period
•
Security selection within the cable and satellite TV industry weighed most heavily on relative performance, with an overweight allocation to DISH Network Corp. as the primary individual detractor.
•
Selection within specialty retail also detracted, with a lack of exposure to distressed auto retailer Carvana the largest factor.
•
Selection detracted within oil field services as well, largely as a result of conservative positioning within the capital structure of drill ship provider Transocean Aquila Ltd.
•
With respect to sector allocation, the Fund’s overweight to electric-generation detracted, as the sector realized a double-digit positive return but lagged the overall high-yield market, given its defensive nature.
•
An underweight allocation to the recreation & travel category detracted, largely due to underweights to cruise line operators Norwegian and Carnival.
•
While, as noted, the Fund’s overweight allocation to CCC-rated issues contributed positively, this was more than offset by negative security selection driven by conservative positioning within the category, including a lack of exposure to many stressed/distressed issuers.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
Security selection was most additive to the Fund’s performance relative to the benchmark within the technology hardware and equipment space, where an underweight allocation to distressed telecommunications equipment provider CommScope Technologies LLC was the primary contributor.
•
Selection was also favorable within telecommunications-wireline, where a lack of exposure to stressed telecom operator Lumen Technologies/Level 3 proved most additive.
•
Within beverages, an overweight allocation to 8th Avenue Food & Provisions, Inc. highlighted overall positive selection.
•
An overweight allocation to outdoor advertiser Clear Channel Outdoor Holdings, Inc. led positive contributions within the advertising category.
•
In terms of sector allocation, the Fund’s overweight to the insurance brokerage category was a notable contributor. In particular, an overweight position in NFP Corp. drove positive results following its agreement to be acquired by Aon.
•
The Fund’s lack of exposure to banking also aided results modestly.
•
From a quality perspective, the Fund’s overweight allocation to the CCC ratings category proved modestly beneficial, given the strong outperformance of lower rated issuers during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,069.90	1,021.74	3.30	3.23	0.64
Class 2	1,000.00	1,000.00	1,068.00	1,020.49	4.59	4.48	0.89
Class 3	1,000.00	1,000.00	1,068.70	1,021.09	3.97	3.88	0.77
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Convertible Bonds 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.9%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	4,704,000	2,493,120
Electric 0.8%
NextEra Energy Partners LP(a)
06/15/2026	2.500%	2,398,622	2,149,165
Total Convertible Bonds (Cost $6,091,670)			4,642,285

Corporate Bonds & Notes 91.9%

Aerospace & Defense 1.7%
Bombardier, Inc.(a)
04/15/2027	7.875%	472,000	472,167
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	366,000	400,740
11/15/2030	9.750%	375,000	403,225
TransDigm, Inc.(a)
03/15/2026	6.250%	2,101,000	2,098,506
08/15/2028	6.750%	1,291,000	1,324,857
Total			4,699,495
Airlines 2.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	2,857,169	2,834,030
04/20/2029	5.750%	1,384,753	1,350,716
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	1,067,027	1,007,394
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	1,290,749	1,294,439
Total			6,486,579
Automotive 1.8%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	220,000	218,255
04/01/2027	6.500%	44,000	44,158
Clarios Global LP(a)
05/15/2025	6.750%	700,000	705,797
Ford Motor Credit Co. LLC
06/16/2025	5.125%	414,000	409,015
11/13/2025	3.375%	728,000	696,413
08/17/2027	4.125%	689,000	653,173
11/04/2027	7.350%	483,000	508,898
IHO Verwaltungs GmbH(a),(b)
09/15/2026	4.750%	155,000	148,395
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	600,000	589,077
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	761,000	766,317
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	351,000	372,880
Total			5,112,378
Banking 0.1%
Ally Financial, Inc.
05/21/2024	3.875%	208,000	206,028
Brokerage/Asset Managers/Exchanges 2.1%
AG Issuer LLC(a)
03/01/2028	6.250%	29,000	28,823
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	986,000	1,037,742
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%	672,000	714,175
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	510,000	458,993
Hightower Holding LLC(a)
04/15/2029	6.750%	736,000	668,005
NFP Corp.(a)
08/15/2028	4.875%	1,061,000	1,054,632
08/15/2028	6.875%	636,000	646,921
10/01/2030	7.500%	778,000	830,763
10/01/2031	8.500%	328,000	354,571
Total			5,794,625
Building Materials 1.9%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	1,259,000	1,194,571
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	514,000	498,950
08/01/2030	6.500%	684,000	701,354
Interface, Inc.(a)
12/01/2028	5.500%	119,000	110,551
SRS Distribution, Inc.(a)
07/01/2028	4.625%	1,303,000	1,241,098
12/01/2029	6.000%	686,000	645,866
Summit Materials LLC /Finance Corp.(a)
01/15/2031	7.250%	536,000	565,178
White Cap Buyer LLC(a)
10/15/2028	6.875%	316,000	306,569
Total			5,264,137
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 5.2%
CCO Holdings LLC/Capital Corp.(a)
02/01/2028	5.000%	666,000	637,549
06/01/2029	5.375%	1,246,000	1,179,034
03/01/2030	4.750%	1,876,000	1,716,059
08/15/2030	4.500%	1,354,000	1,222,882
02/01/2032	4.750%	764,000	673,648
CCO Holdings LLC/Holdings Capital Corp.(a)
01/15/2034	4.250%	175,000	142,308
CSC Holdings LLC(a)
12/01/2030	4.625%	1,355,000	812,515
02/15/2031	3.375%	3,328,000	2,445,774
DISH DBS Corp.
06/01/2029	5.125%	781,000	402,590
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	607,000	573,763
08/01/2027	5.000%	299,000	289,651
07/15/2028	4.000%	380,000	352,291
07/01/2030	4.125%	1,100,000	984,789
Videotron Ltd.(a)
06/15/2029	3.625%	676,000	617,808
VZ Secured Financing BV(a)
01/15/2032	5.000%	1,426,000	1,222,005
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,045,000	874,158
Ziggo BV(a)
01/15/2030	4.875%	527,000	468,954
Total			14,615,778
Chemicals 4.1%
Ashland LLC(a)
09/01/2031	3.375%	855,000	738,874
Axalta Coating Systems Dutch Holding B BV(a)
02/15/2031	7.250%	483,000	508,085
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	509,000	457,788
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	615,000	614,679
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,110,000	1,023,801
HB Fuller Co.
10/15/2028	4.250%	596,000	560,249
Herens Holdco Sarl(a)
05/15/2028	4.750%	740,000	605,042
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%	636,000	677,162
Ingevity Corp.(a)
11/01/2028	3.875%	953,000	856,323
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	755,000	686,661
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	353,000	300,206
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	824,000	744,975
11/15/2028	9.750%	1,086,000	1,157,821
SPCM SA(a)
03/15/2027	3.125%	301,000	274,102
Tronox, Inc.(a)
03/15/2029	4.625%	99,000	87,644
WR Grace Holdings LLC(a)
06/15/2027	4.875%	891,000	858,419
08/15/2029	5.625%	1,435,000	1,267,425
03/01/2031	7.375%	169,000	169,098
Total			11,588,354
Construction Machinery 1.3%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	2,308,000	2,096,097
Herc Holdings, Inc.(a)
07/15/2027	5.500%	782,000	772,834
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	667,000	687,699
03/15/2031	7.750%	167,000	178,103
Total			3,734,733
Consumer Cyclical Services 2.0%
APX Group, Inc.(a)
02/15/2027	6.750%	466,000	466,371
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,129,000	1,022,691
12/01/2028	6.125%	688,000	599,789
Match Group, Inc.(a)
06/01/2028	4.625%	782,000	749,914
02/15/2029	5.625%	276,000	269,214
Uber Technologies, Inc.(a)
08/15/2029	4.500%	2,543,000	2,425,690
Total			5,533,669
Consumer Products 1.6%
Acushnet Co.(a)
10/15/2028	7.375%	128,000	133,702
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,360,000	1,349,097
Mattel, Inc.(a)
12/15/2027	5.875%	671,000	670,438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.
09/15/2027	6.375%	218,000	217,488
Prestige Brands, Inc.(a)
01/15/2028	5.125%	335,000	328,243
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	530,000	456,199
02/01/2032	4.375%	175,000	149,545
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	694,000	664,246
07/15/2030	5.500%	248,000	241,685
03/15/2031	3.875%	230,000	208,871
Total			4,419,514
Diversified Manufacturing 1.8%
Chart Industries, Inc.(a)
01/01/2030	7.500%	364,000	380,989
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	544,000	558,709
Madison IAQ LLC(a)
06/30/2028	4.125%	998,000	910,316
06/30/2029	5.875%	333,000	293,772
Resideo Funding, Inc.(a)
09/01/2029	4.000%	569,000	497,992
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	257,000	252,078
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	740,000	745,332
06/15/2028	7.250%	1,417,000	1,456,099
Total			5,095,287
Electric 4.8%
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	1,129,000	1,087,227
02/15/2031	3.750%	2,436,000	2,147,669
01/15/2032	3.750%	1,003,000	871,390
FirstEnergy Corp.
11/15/2031	7.375%	225,000	267,487
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	338,000	293,833
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	495,000	490,444
09/15/2027	4.500%	780,000	750,949
01/15/2029	7.250%	489,000	512,340
NRG Energy, Inc.
01/15/2028	5.750%	440,000	438,346
NRG Energy, Inc.(a)
06/15/2029	5.250%	1,846,000	1,794,144
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	174,000	164,296
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PG&E Corp.
07/01/2028	5.000%	260,000	252,866
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,207,000	1,179,835
01/15/2030	4.750%	828,000	774,777
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,044,000	1,032,287
07/31/2027	5.000%	277,000	269,723
10/15/2031	7.750%	942,000	978,571
Total			13,306,184
Environmental 1.1%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	103,000	104,707
GFL Environmental, Inc.(a)
08/01/2025	3.750%	633,000	617,786
12/15/2026	5.125%	405,000	399,195
01/15/2031	6.750%	436,000	449,208
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,516,000	1,461,749
Total			3,032,645
Finance Companies 2.2%
Navient Corp.
06/25/2025	6.750%	445,000	450,567
03/15/2031	11.500%	484,000	533,035
OneMain Finance Corp.
01/15/2029	9.000%	386,000	408,242
03/15/2030	7.875%	573,000	590,897
09/15/2030	4.000%	552,000	472,332
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	966,000	882,869
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	869,000	766,448
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	2,287,000	1,954,317
Springleaf Finance Corp.
11/15/2029	5.375%	61,000	57,121
United Wholesale Mortgage LLC(a)
04/15/2029	5.500%	43,000	40,697
Total			6,156,525
Food and Beverage 2.3%
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	683,000	672,594
06/15/2030	6.000%	504,000	503,709
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,387,000	1,350,733
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/01/2027	5.750%	591,000	589,470
01/15/2028	5.625%	440,000	435,490
04/15/2030	4.625%	324,000	299,230
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	498,000	459,730
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	1,049,000	909,587
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	700,000	614,242
US Foods, Inc.(a)
09/15/2028	6.875%	336,000	346,549
01/15/2032	7.250%	312,000	325,949
Total			6,507,283
Gaming 3.6%
Boyd Gaming Corp.
12/01/2027	4.750%	675,000	651,125
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	808,000	730,460
02/15/2030	7.000%	1,042,000	1,071,265
Churchill Downs, Inc.(a)
05/01/2031	6.750%	315,000	319,986
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,197,000	1,196,122
07/01/2025	6.250%	918,000	917,637
07/01/2027	8.125%	1,232,000	1,262,655
International Game Technology PLC(a)
02/15/2025	6.500%	200,000	200,143
04/15/2026	4.125%	339,000	329,242
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	141,000	147,284
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	1,001,000	931,946
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	965,000	901,927
Scientific Games International, Inc.(a)
05/15/2028	7.000%	369,000	372,906
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	561,000	539,836
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	363,000	361,154
Total			9,933,688
Health Care 6.6%
180 Medical, Inc.(a)
10/15/2029	3.875%	200,000	180,100
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	138,000	136,069
04/15/2029	5.000%	729,000	702,601
AdaptHealth LLC(a)
03/01/2030	5.125%	538,000	423,735
Avantor Funding, Inc.(a)
07/15/2028	4.625%	429,000	412,940
11/01/2029	3.875%	1,334,000	1,213,724
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%	531,000	560,465
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	400,000	387,639
04/01/2030	3.500%	819,000	715,347
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	249,000	237,703
03/15/2029	3.750%	249,000	229,273
03/15/2031	4.000%	291,000	263,985
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	654,000	426,901
05/15/2030	5.250%	1,703,000	1,423,066
01/15/2032	10.875%	389,000	408,498
DaVita, Inc.(a)
06/01/2030	4.625%	360,000	314,708
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	297,000	277,899
IQVIA, Inc.(a)
05/15/2030	6.500%	270,000	277,833
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	215,000	194,468
10/01/2029	5.250%	2,252,000	2,126,723
Select Medical Corp.(a)
08/15/2026	6.250%	1,190,000	1,197,107
Star Parent, Inc.(a)
10/01/2030	9.000%	793,000	836,819
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	42,000	41,887
04/15/2027	10.000%	348,000	353,301
Teleflex, Inc.
11/15/2027	4.625%	693,000	675,309
Teleflex, Inc.(a)
06/01/2028	4.250%	223,000	213,121
Tenet Healthcare Corp.
02/01/2027	6.250%	1,061,000	1,064,235
11/01/2027	5.125%	1,798,000	1,758,919
10/01/2028	6.125%	704,000	700,746
06/15/2030	6.125%	446,000	450,967
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	175,000	146,267
Total			18,352,355
Home Construction 0.3%
Meritage Homes Corp.(a)
04/15/2029	3.875%	349,000	320,826
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	432,000	409,408
04/01/2029	4.750%	102,000	94,109
Total			824,343
Independent Energy 4.2%
Baytex Energy Corp.(a)
04/30/2030	8.500%	563,000	582,461
Callon Petroleum Co.(a)
06/15/2030	7.500%	719,000	726,685
Civitas Resources, Inc.(a)
11/01/2030	8.625%	187,000	198,925
CNX Resources Corp.(a)
03/14/2027	7.250%	71,000	71,508
01/15/2029	6.000%	342,000	328,679
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	1,884,000	1,833,072
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	461,000	450,545
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	1,936,000	1,932,254
02/01/2029	5.750%	418,000	406,053
11/01/2033	8.375%	399,000	424,358
Matador Resources Co.
09/15/2026	5.875%	1,155,000	1,145,765
Matador Resources Co.(a)
04/15/2028	6.875%	333,000	339,081
Permian Resources Operating LLC(a)
01/15/2032	7.000%	1,032,000	1,064,376
SM Energy Co.
07/15/2028	6.500%	568,000	567,803
Southwestern Energy Co.
02/01/2032	4.750%	1,771,000	1,643,362
Total			11,714,927
Leisure 2.7%
Carnival Corp.(a)
03/01/2027	5.750%	487,000	474,569
08/15/2029	7.000%	520,000	542,355
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	1,323,000	1,445,377
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(a)
05/01/2025	5.500%	464,000	461,627
Cinemark USA, Inc.(a)
03/15/2026	5.875%	827,000	812,490
07/15/2028	5.250%	260,000	238,641
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	297,000	285,292
NCL Corp., Ltd.(a)
02/15/2027	5.875%	426,000	420,903
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	140,000	138,804
07/15/2027	5.375%	180,000	177,263
01/15/2029	9.250%	145,000	156,041
01/15/2030	7.250%	1,487,000	1,552,697
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	329,000	329,810
Viking Cruises Ltd.(a)
07/15/2031	9.125%	585,000	626,418
Total			7,662,287
Media and Entertainment 4.1%
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	835,000	720,106
09/15/2028	9.000%	506,000	528,058
06/01/2029	7.500%	135,000	112,073
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,754,000	1,673,072
iHeartCommunications, Inc.
05/01/2026	6.375%	701,000	596,724
05/01/2027	8.375%	225,000	146,006
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	2,321,000	1,843,313
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	770,000	750,338
01/15/2029	4.250%	278,000	250,638
03/15/2030	4.625%	877,000	786,337
02/15/2031	7.375%	675,000	712,882
Playtika Holding Corp.(a)
03/15/2029	4.250%	1,327,000	1,163,133
Roblox Corp.(a)
05/01/2030	3.875%	1,266,000	1,128,873
Univision Communications, Inc.(a)
08/15/2028	8.000%	517,000	534,403
06/30/2030	7.375%	573,000	572,855
Total			11,518,811
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 3.6%
Allegheny Technologies, Inc.
10/01/2029	4.875%	212,000	198,829
10/01/2031	5.125%	886,000	825,020
Constellium NV(a)
02/15/2026	5.875%	438,000	435,054
Constellium SE(a)
06/15/2028	5.625%	303,000	297,285
04/15/2029	3.750%	2,594,000	2,360,553
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	1,204,000	1,171,278
04/01/2029	6.125%	2,376,000	2,336,143
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	900,000	775,991
Novelis Corp.(a)
11/15/2026	3.250%	421,000	396,194
01/30/2030	4.750%	1,043,000	982,670
08/15/2031	3.875%	267,000	235,474
Total			10,014,491
Midstream 4.7%
CNX Midstream Partners LP(a)
04/15/2030	4.750%	1,001,000	886,906
DCP Midstream Operating LP
04/01/2044	5.600%	624,000	609,469
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	885,000	875,906
EQM Midstream Partners LP
08/01/2024	4.000%	170,000	168,414
07/15/2028	5.500%	720,000	716,060
07/15/2048	6.500%	157,000	162,035
EQM Midstream Partners LP(a)
06/01/2027	7.500%	226,000	233,276
07/01/2027	6.500%	503,000	513,399
NuStar Logistics LP
10/01/2025	5.750%	1,237,000	1,234,105
06/01/2026	6.000%	1,107,000	1,103,890
04/28/2027	5.625%	124,000	123,380
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,237,000	1,134,486
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	902,000	812,297
08/15/2031	4.125%	2,120,000	1,873,133
11/01/2033	3.875%	2,256,000	1,914,182
Venture Global LNG, Inc.(a)
02/01/2029	9.500%	344,000	363,694
02/01/2032	9.875%	369,000	384,266
Total			13,108,898
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 1.0%
Nabors Industries Ltd.(a)
01/15/2028	7.500%	452,000	393,264
Nabors Industries, Inc.(a)
05/15/2027	7.375%	600,000	588,540
01/31/2030	9.125%	263,000	265,165
Transocean Aquila Ltd.(a)
09/30/2028	8.000%	475,000	484,750
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	1,101,000	1,139,371
Total			2,871,090
Other REIT 1.5%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	869,000	776,876
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	175,000	172,862
02/01/2027	4.250%	1,856,000	1,748,907
06/15/2029	4.750%	322,000	290,363
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	501,000	467,420
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	167,000	173,787
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	346,000	329,588
Service Properties Trust(a)
11/15/2031	8.625%	344,000	360,589
Total			4,320,392
Packaging 1.9%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	1,020,000	1,015,446
09/01/2029	4.000%	1,715,000	1,453,462
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	368,000	357,981
08/15/2026	4.125%	641,000	586,162
Canpack SA/US LLC(a)
11/15/2029	3.875%	939,000	805,346
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	623,000	613,013
08/15/2027	8.500%	530,000	520,383
Total			5,351,793
Pharmaceuticals 1.2%
1375209 BC Ltd.(a)
01/30/2028	9.000%	84,000	81,742
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
11/01/2025	5.500%	405,000	372,672
06/01/2028	4.875%	871,000	525,320
09/30/2028	11.000%	151,000	109,998
10/15/2030	14.000%	30,000	16,741
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	478,000	434,616
Jazz Securities DAC(a)
01/15/2029	4.375%	363,000	338,107
Organon Finance 1 LLC(a)
04/30/2028	4.125%	413,000	380,128
04/30/2031	5.125%	1,461,000	1,245,412
Total			3,504,736
Property & Casualty 3.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	567,000	544,467
10/15/2027	6.750%	1,234,000	1,229,785
04/15/2028	6.750%	1,416,000	1,449,723
11/01/2029	5.875%	162,000	153,800
01/15/2031	7.000%	217,000	228,856
AssuredPartners, Inc.(a)
08/15/2025	7.000%	1,001,000	1,003,567
01/15/2029	5.625%	461,000	429,924
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	896,000	839,962
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	186,000	188,048
HUB International, Ltd.(a)
06/15/2030	7.250%	2,371,000	2,503,149
MGIC Investment Corp.
08/15/2028	5.250%	101,000	98,466
Radian Group, Inc.
03/15/2025	6.625%	40,000	40,043
03/15/2027	4.875%	235,000	228,452
USI, Inc.(a)
01/15/2032	7.500%	329,000	336,805
Total			9,275,047
Refining 0.5%
HF Sinclair Corp.(a)
04/15/2027	6.375%	659,000	664,533
02/01/2028	5.000%	861,000	833,646
Total			1,498,179
Restaurants 0.8%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	551,000	549,869
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	130,000	118,155
01/15/2030	6.750%	160,000	140,456
IRB Holding Corp.(a)
06/15/2025	7.000%	650,000	650,667
Yum! Brands, Inc.
04/01/2032	5.375%	660,000	650,424
Total			2,109,571
Retailers 1.9%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	201,000	186,301
02/15/2032	5.000%	201,000	183,127
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	440,000	408,169
Hanesbrands, Inc.(a)
05/15/2026	4.875%	140,000	134,748
02/15/2031	9.000%	288,000	282,132
L Brands, Inc.(a)
07/01/2025	9.375%	200,000	210,863
10/01/2030	6.625%	719,000	735,592
L Brands, Inc.
06/15/2029	7.500%	145,000	151,081
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	869,000	809,065
Lithia Motors, Inc.(a)
01/15/2031	4.375%	325,000	295,856
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	992,000	932,725
02/15/2029	7.750%	275,000	268,024
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	852,000	672,542
Total			5,270,225
Supermarkets 0.1%
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	169,000	170,273
Technology 9.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	1,480,000	1,409,522
Block, Inc.
06/01/2031	3.500%	318,000	282,389
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	212,000	212,960
03/01/2026	9.125%	129,000	129,506
Camelot Finance SA(a)
11/01/2026	4.500%	501,000	489,216
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	115,000	119,965
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	307,000	312,919
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	811,000	763,635
07/01/2029	4.875%	963,000	903,759
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	1,299,000	1,234,157
CommScope Technologies LLC(a)
06/15/2025	6.000%	300,000	244,601
03/15/2027	5.000%	470,000	197,845
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	628,000	574,978
Entegris Escrow Corp.(a)
04/15/2029	4.750%	1,084,000	1,044,050
06/15/2030	5.950%	787,000	781,983
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%	1,278,000	1,355,885
HealthEquity, Inc.(a)
10/01/2029	4.500%	823,000	761,232
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	765,000	698,804
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	798,000	706,529
Iron Mountain, Inc.(a)
09/15/2027	4.875%	912,000	888,659
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,684,000	810,661
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	1,223,000	1,109,762
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	952,000	1,014,420
NCR Corp.(a)
10/01/2028	5.000%	716,000	677,194
04/15/2029	5.125%	1,761,000	1,677,005
10/01/2030	5.250%	46,000	42,305
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	952,000	889,807
Picard Midco, Inc.(a)
03/31/2029	6.500%	1,721,000	1,640,934
Seagate HDD Cayman(a)
12/15/2029	8.250%	311,000	335,309
07/15/2031	8.500%	346,000	376,139
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	1,177,000	1,140,940
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Synaptics, Inc.(a)
06/15/2029	4.000%	635,000	572,454
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	344,000	344,579
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,020,000	1,025,797
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	1,627,000	1,474,554
Total			26,244,454
Wireless 2.6%
Altice France Holding SA(a)
02/15/2028	6.000%	1,135,000	539,348
Altice France SA(a)
02/01/2027	8.125%	597,000	548,826
07/15/2029	5.125%	1,943,000	1,512,469
SBA Communications Corp.
02/01/2029	3.125%	785,000	706,586
Sprint Capital Corp.
11/15/2028	6.875%	1,336,000	1,448,300
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,539,000	1,348,776
07/15/2031	4.750%	1,182,000	1,055,656
Total			7,159,961
Wirelines 1.6%
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	597,000	614,522
03/15/2031	8.625%	613,000	625,108
Iliad Holding SAS(a)
10/15/2026	6.500%	2,208,000	2,203,054
10/15/2028	7.000%	908,000	903,687
Total			4,346,371
Total Corporate Bonds & Notes (Cost $262,205,181)			256,805,106

Foreign Government Obligations(c) 0.8%

Canada 0.8%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	444,000	435,499
06/01/2027	5.250%	1,514,000	1,421,020
11/15/2028	8.500%	203,000	213,061
05/15/2029	4.250%	225,000	190,043
Total			2,259,623
Total Foreign Government Obligations (Cost $2,345,782)			2,259,623

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Senior Loans 3.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.6%
8th Avenue Food & Provisions, Inc.(d),(e)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.220%	1,115,397	1,067,066
2nd Lien Term Loan
1-month Term SOFR + 7.750% 10/01/2026	13.220%	752,935	594,352
Total			1,661,418
Media and Entertainment 1.2%
Cengage Learning, Inc.(d),(e)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.750% Floor 1.000% 07/14/2026	10.405%	3,522,357	3,528,767
Retailers 0.1%
PetSmart LLC(d),(e)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	9.206%	269,311	265,945
Technology 1.2%
Applied Systems, Inc.(d),(e)
1st Lien Term Loan
3-month Term SOFR + 4.500% Floor 0.500% 09/18/2026	9.848%	379,404	380,739
Ascend Learning LLC(d),(e)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.956%	756,895	742,809
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.206%	348,000	297,415
DCert Buyer, Inc.(d),(e)
2nd Lien Term Loan
1-month Term SOFR + 7.000% 02/19/2029	12.356%	478,000	433,087
UKG, Inc.(d),(e)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.764%	344,049	344,611
3-month Term SOFR + 3.750% 05/04/2026	9.233%	419,385	420,060
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.764%	677,000	677,122
Total			3,295,843
Total Senior Loans (Cost $8,874,791)			8,751,973

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(f),(g)	3,422,123	3,421,439
Total Money Market Funds (Cost $3,421,097)		3,421,439
Total Investments in Securities (Cost: $282,938,521)		275,880,426
Other Assets & Liabilities, Net		3,579,127
Net Assets		279,459,553
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $232,559,177, which represents 83.22% of total net assets.

(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(e)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	8,808,317	75,642,706	(81,029,056)	(528)	3,421,439	(165)	514,744	3,422,123
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	4,642,285	—	4,642,285
Corporate Bonds & Notes	—	256,805,106	—	256,805,106
Foreign Government Obligations	—	2,259,623	—	2,259,623
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Senior Loans	—	8,751,973	—	8,751,973
Money Market Funds	3,421,439	—	—	3,421,439
Total Investments in Securities	3,421,439	272,458,987	—	275,880,426
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $279,517,424)	$272,458,987
Affiliated issuers (cost $3,421,097)	3,421,439
Cash	44,443
Receivable for:
Capital shares sold	13,571
Dividends	45,519
Interest	4,236,393
Foreign tax reclaims	3,899
Expense reimbursement due from Investment Manager	1,228
Prepaid expenses	6,189
Total assets	280,231,668
Liabilities
Payable for:
Investments purchased	196,950
Capital shares redeemed	414,123
Management services fees	5,077
Distribution and/or service fees	1,247
Service fees	34,695
Compensation of chief compliance officer	56
Compensation of board members	992
Other expenses	26,498
Deferred compensation of board members	92,477
Total liabilities	772,115
Net assets applicable to outstanding capital stock	$279,459,553
Represented by
Paid in capital	287,275,322
Total distributable earnings (loss)	(7,815,769)
Total - representing net assets applicable to outstanding capital stock	$279,459,553
Class 1
Net assets	$3,767,971
Shares outstanding	616,987
Net asset value per share	$6.11
Class 2
Net assets	$84,374,059
Shares outstanding	13,983,142
Net asset value per share	$6.03
Class 3
Net assets	$191,317,523
Shares outstanding	31,427,891
Net asset value per share	$6.09
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
19

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$514,744
Interest	17,480,792
Interfund lending	1,914
Total income	17,997,450
Expenses:
Management services fees	1,797,462
Distribution and/or service fees
Class 2	202,449
Class 3	236,291
Service fees	205,050
Custodian fees	6,515
Printing and postage fees	29,769
Accounting services fees	40,290
Legal fees	15,444
Compensation of chief compliance officer	55
Compensation of board members	14,053
Deferred compensation of board members	10,743
Other	10,407
Total expenses	2,568,528
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(367,374)
Total net expenses	2,201,154
Net investment income	15,796,296
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(7,345,862)
Investments — affiliated issuers	(165)
Net realized loss	(7,346,027)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	23,437,563
Investments — affiliated issuers	(528)
Net change in unrealized appreciation (depreciation)	23,437,035
Net realized and unrealized gain	16,091,008
Net increase in net assets resulting from operations	$31,887,304
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$15,796,296	$14,274,196
Net realized loss	(7,346,027)	(8,642,712)
Net change in unrealized appreciation (depreciation)	23,437,035	(40,645,117)
Net increase (decrease) in net assets resulting from operations	31,887,304	(35,013,633)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(160,514)	(113,321)
Class 2	(4,078,093)	(4,354,480)
Class 3	(10,167,032)	(12,119,118)
Total distributions to shareholders	(14,405,639)	(16,586,919)
Decrease in net assets from capital stock activity	(3,576,816)	(13,833,790)
Total increase (decrease) in net assets	13,904,849	(65,434,342)
Net assets at beginning of year	265,554,704	330,989,046
Net assets at end of year	$279,459,553	$265,554,704

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	208,154	1,225,754	207,094	1,272,766
Distributions reinvested	27,819	160,514	19,305	113,321
Shares redeemed	(20,931)	(122,844)	(21,457)	(133,155)
Net increase	215,042	1,263,424	204,942	1,252,932
Class 2
Shares sold	5,717,483	32,701,314	5,238,813	32,291,853
Distributions reinvested	714,202	4,078,093	749,480	4,354,480
Shares redeemed	(5,089,366)	(30,215,172)	(6,045,771)	(36,963,368)
Net increase (decrease)	1,342,319	6,564,235	(57,478)	(317,035)
Class 3
Shares sold	124,393	731,643	64,495	391,004
Distributions reinvested	1,765,109	10,167,032	2,071,644	12,119,117
Shares redeemed	(3,800,156)	(22,303,150)	(4,483,278)	(27,279,808)
Net decrease	(1,910,654)	(11,404,475)	(2,347,139)	(14,769,687)
Total net decrease	(353,293)	(3,576,816)	(2,199,675)	(13,833,790)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$5.76	0.35	0.33	0.68	(0.33)	—	(0.33)
Year Ended 12/31/2022	$6.85	0.31	(1.03)	(0.72)	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2021	$6.87	0.31	0.03	0.34	(0.36)	—	(0.36)
Year Ended 12/31/2020	$6.83	0.34	0.09	0.43	(0.39)	—	(0.39)
Year Ended 12/31/2019	$6.20	0.34	0.70	1.04	(0.41)	—	(0.41)
Class 2
Year Ended 12/31/2023	$5.69	0.33	0.33	0.66	(0.32)	—	(0.32)
Year Ended 12/31/2022	$6.77	0.29	(1.01)	(0.72)	(0.32)	(0.04)	(0.36)
Year Ended 12/31/2021	$6.79	0.29	0.03	0.32	(0.34)	—	(0.34)
Year Ended 12/31/2020	$6.76	0.32	0.09	0.41	(0.38)	—	(0.38)
Year Ended 12/31/2019	$6.15	0.33	0.67	1.00	(0.39)	—	(0.39)
Class 3
Year Ended 12/31/2023	$5.74	0.34	0.33	0.67	(0.32)	—	(0.32)
Year Ended 12/31/2022	$6.83	0.30	(1.02)	(0.72)	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2021	$6.85	0.30	0.03	0.33	(0.35)	—	(0.35)
Year Ended 12/31/2020	$6.81	0.33	0.09	0.42	(0.38)	—	(0.38)
Year Ended 12/31/2019	$6.19	0.34	0.68	1.02	(0.40)	—	(0.40)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$6.11	12.19%	0.78%	0.65%	5.98%	31%	$3,768
Year Ended 12/31/2022	$5.76	(10.54% )	0.78%	0.66%	5.21%	40%	$2,314
Year Ended 12/31/2021	$6.85	4.98%	0.77%	0.67%	4.52%	60%	$1,349
Year Ended 12/31/2020	$6.87	6.67%	0.78%	0.67%	5.17%	59%	$563
Year Ended 12/31/2019	$6.83	17.00%	0.80%	0.67%	5.21%	49%	$227
Class 2
Year Ended 12/31/2023	$6.03	11.87%	1.03%	0.90%	5.73%	31%	$84,374
Year Ended 12/31/2022	$5.69	(10.78% )	1.02%	0.91%	4.87%	40%	$71,928
Year Ended 12/31/2021	$6.77	4.79%	1.02%	0.92%	4.28%	60%	$85,990
Year Ended 12/31/2020	$6.79	6.31%	1.02%	0.92%	4.89%	59%	$71,989
Year Ended 12/31/2019	$6.76	16.52%	1.02%	0.94%	5.04%	49%	$74,825
Class 3
Year Ended 12/31/2023	$6.09	12.08%	0.91%	0.77%	5.82%	31%	$191,318
Year Ended 12/31/2022	$5.74	(10.70% )	0.90%	0.79%	4.99%	40%	$191,313
Year Ended 12/31/2021	$6.83	4.86%	0.89%	0.80%	4.42%	60%	$243,649
Year Ended 12/31/2020	$6.85	6.55%	0.89%	0.80%	5.03%	59%	$253,841
Year Ended 12/31/2019	$6.81	16.72%	0.89%	0.81%	5.18%	49%	$280,814
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
23

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
26
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.66% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.64%	0.66%
Class 2	0.89	0.91
Class 3	0.765	0.785
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and defaulted securities/troubled debt.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
93,528	(93,527)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,405,639	—	14,405,639	14,614,249	1,972,670	16,586,919
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
28
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
15,799,091	—	(16,148,381)	(7,374,002)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
283,254,428	4,369,938	(11,743,940)	(7,374,002)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,003,991)	(12,144,390)	(16,148,381)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $83,279,939 and $81,154,192, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,685,714	5.71	7
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
30
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 89.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, broker and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
33

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

34
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
36
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

38
Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – High Yield Bond Fund  | Annual Report 2023
39

Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7010_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2019
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2021
Michael Guttag
Co-Portfolio Manager
Managed Fund since January 2024

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	43.16	18.29	13.65
Class 2	05/03/10	42.77	17.98	13.37
Class 3	09/15/99	42.95	18.14	13.51
Russell 1000 Growth Index		42.68	19.50	14.86
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	10.7
Consumer Discretionary	15.7
Consumer Staples	4.0
Financials	4.3
Health Care	13.7
Industrials	6.1
Information Technology	43.0
Real Estate	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Equity sub-industry breakdown (%) (at December 31, 2023)
Information Technology
Application Software	6.0
Electronic Manufacturing Services	1.2
Semiconductors	9.5
Systems Software	15.2
Technology Hardware, Storage & Peripherals	11.1
Total	43.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 76.12% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Large Cap Growth Fund returned 42.77%. The Fund’s benchmark, the Russell 1000 Growth Index, returned 42.68% for the same period.
Market overview
U.S. large-cap growth stocks posted a robust total return in 2023, although the upward path was uneven. After a strong start to the year, March 2023 saw stocks turn lower in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s series of rate hikes.
August saw the beginning of a market downturn, as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead the Fed to keep interest rates elevated for an extended period. U.S. Treasury yields spiked in response and stocks retreated into late October.
In November, declining oil prices and a string of reports suggesting that inflation was cooling led bond yields lower and stocks higher. Sentiment was further boosted in December as Fed Chair Jerome Powell indicated that the central bank could begin to cut interest rates as soon as early 2024. At the same time, continued positive U.S. economic data raised hopes that the Fed had succeeded in bringing about a “soft landing” despite having raised the lower bound of its benchmark overnight lending rate from 0% to 5.25% between March 2022 and July 2023. Against this backdrop, the market rose into the end of 2023 with many major stock indices finishing the year near all-time highs.
The Fund’s notable contributors during the period
•
Selection within the information technology, consumer staples and health care sectors led positive contributions to the Fund’s performance.
•
Positive contributors within information technology were led by artificial intelligence (AI) beneficiaries within the semiconductor and software industries.
○
Within semiconductors, NVIDIA Corp. and Advanced Micro Devices, Inc. were standout performers as both provide chips used to build and train AI models. NVIDIA in particular saw a significant increase in expected sales as customer orders rose dramatically over the year, while Advanced Micro Devices posted strong results driven by improved pricing and market share gains in its data center business.
○
Shares of design software company Adobe, Inc. also rose sharply, as the company has been an early mover in developing AI software and the announcement of pricing for its AI offering, Firefly, was received positively by investors.
○
Finally, Palo Alto Networks, Inc. has benefited from the secular trend toward increased spending on cybersecurity. Earnings for Palo Alto have consistently beat estimates as the company has continued to innovate and develop new products to keep it a leader in the cybersecurity space.
•
Within the health care sector, contributions were highlighted by biopharmaceutical company Eli Lily & Co. The company released multiple rounds of positive test data for its weight loss treatment Tirzepatide (marketed for diabetes as Mounjaro) and received U.S. Food and Drug Administration approval. Mounjaro is expected to be a blockbuster drug.
•
Positive selection within the consumer staples sector was driven largely by avoiding a handful of the biggest laggards within the sector.
•
While overall selection detracted within the consumer discretionary sector, the Fund’s position in Amazon.com, Inc. was a notable contributor. Sentiment around the stock benefited as Amazon posted e-commerce margins that were well
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
above expectations, driven by previous investments in warehouse and fulfillment regionalization along with an easing of cost headwinds. In addition, management struck a positive tone on trends in Amazon’s cloud business, driven in part by opportunities related to generative AI.
The Fund’s notable detractors during the period
•
Selection within the consumer discretionary, communication services and industrials sectors weighed most heavily on the Fund’s return.
○
On the downside, within consumer discretionary, athletic shoe and apparel company NIKE, Inc. experienced slowing consumer spending trends, particularly in China, where investors were expecting a post-COVID-19 surge in spending which failed to materialize. NIKE also announced a cost restructuring plan to address the slower environment that was concerning for some investors. We continue to view NIKE as a strong brand and expect sales growth in China to recover in the coming quarters.
○
Premium coffee chain Starbucks Corp. also struggled with its China exposure. In addition, the company entered 2023 with a long term earnings growth outlook set by a prior management team which investors viewed with skepticism. We exited the Starbucks position during the year.
○
Finally, an underweight to electronic vehicle manufacturer Tesla, Inc. detracted as the stock rebounded from a difficult 2022. Tesla successfully cut pricing to spur sales growth while excitement around its new Cybertruck led investors to bid the stock back up.
•
Within communication services, an overweight to ZoomInfo Technologies, Inc. led detractors. Investors worried that macro factors had led to slowing sales trends for Zoom as management has been citing longer deal timelines. The stock also sold off after the collapse of Silicon Valley Bank as Zoom’s customer base largely comprises technology companies such as those the bank catered to, creating concerns around a tighter spending environment. We exited Zoom during the period.
•
Within industrials, shares of communications and energy infrastructure company MasTec, Inc. sold off significantly after the company lowered its earnings outlook for the second half of the year. The reduced guidance was almost entirely related to MasTec’s recent acquisition of a renewable energy infrastructure company. As it developed, the acquired company’s project backlog was less robust than expected. In addition, MasTec is seeing some softening in its telecom infrastructure segment which we believe could last several quarters. We sold the stock.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,098.70	1,021.44	3.66	3.53	0.70
Class 2	1,000.00	1,000.00	1,097.20	1,020.19	4.97	4.78	0.95
Class 3	1,000.00	1,000.00	1,097.90	1,020.84	4.29	4.13	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.8%
Issuer	Shares	Value ($)
Communication Services 10.6%
Entertainment 0.6%
TKO Group Holdings, Inc.	163,959	13,375,775
Interactive Media & Services 10.0%
Alphabet, Inc., Class A(a)	535,446	74,796,452
Alphabet, Inc., Class C(a)	681,556	96,051,687
Meta Platforms, Inc., Class A(a)	159,375	56,412,375
Total		227,260,514
Total Communication Services		240,636,289
Consumer Discretionary 15.7%
Automobiles 1.7%
Tesla, Inc.(a)	153,059	38,032,100
Broadline Retail 7.2%
Amazon.com, Inc.(a)	1,075,441	163,402,506
Hotels, Restaurants & Leisure 3.6%
Darden Restaurants, Inc.	160,130	26,309,359
DraftKings, Inc., Class A(a)	694,666	24,486,976
Hilton Worldwide Holdings, Inc.	173,085	31,517,048
Total		82,313,383
Specialty Retail 1.7%
TJX Companies, Inc. (The)	394,703	37,027,089
Textiles, Apparel & Luxury Goods 1.5%
NIKE, Inc., Class B	319,932	34,735,017
Total Consumer Discretionary		355,510,095
Consumer Staples 4.0%
Consumer Staples Distribution & Retail 2.7%
Costco Wholesale Corp.	94,208	62,184,817
Household Products 1.3%
Procter & Gamble Co. (The)	198,850	29,139,479
Total Consumer Staples		91,324,296
Financials 4.3%
Financial Services 4.3%
Visa, Inc., Class A	374,734	97,561,997
Total Financials		97,561,997
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.7%
Biotechnology 1.7%
BioMarin Pharmaceutical, Inc.(a)	125,141	12,066,095
Vertex Pharmaceuticals, Inc.(a)	66,456	27,040,282
Total		39,106,377
Health Care Equipment & Supplies 4.4%
Cooper Companies, Inc. (The)	64,165	24,282,602
DexCom, Inc.(a)	269,488	33,440,766
Intuitive Surgical, Inc.(a)	119,802	40,416,403
Total		98,139,771
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	225,327	22,712,962
Cigna Group (The)	82,283	24,639,644
Humana, Inc.	50,998	23,347,394
Total		70,700,000
Pharmaceuticals 4.5%
Eli Lilly & Co.	116,202	67,736,470
Zoetis, Inc.	173,635	34,270,340
Total		102,006,810
Total Health Care		309,952,958
Industrials 6.1%
Aerospace & Defense 1.1%
General Dynamics Corp.	96,503	25,058,934
Commercial Services & Supplies 1.5%
Cintas Corp.	55,271	33,309,621
Electrical Equipment 2.2%
AMETEK, Inc.	155,344	25,614,672
Eaton Corp. PLC	97,725	23,534,134
Total		49,148,806
Industrial Conglomerates 1.3%
Honeywell International, Inc.	145,176	30,444,859
Total Industrials		137,962,220
Information Technology 42.9%
Electronic Equipment, Instruments & Components 1.2%
TE Connectivity Ltd.	197,296	27,720,088
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 9.5%
Advanced Micro Devices, Inc.(a)	259,960	38,320,704
NVIDIA Corp.	268,735	133,082,947
QUALCOMM, Inc.	303,604	43,910,246
Total		215,313,897
Software 21.1%
Adobe, Inc.(a)	87,869	52,422,645
Dynatrace, Inc.(a)	591,579	32,353,456
Microsoft Corp.	688,095	258,751,244
Palo Alto Networks, Inc.(a)	129,689	38,242,692
Salesforce, Inc.(a)	187,960	49,459,794
ServiceNow, Inc.(a)	66,182	46,756,921
Total		477,986,752
Technology Hardware, Storage & Peripherals 11.1%
Apple, Inc.	1,304,054	251,069,517
Total Information Technology		972,090,254
Real Estate 2.5%
Industrial REITs 1.2%
Prologis, Inc.	197,642	26,345,679
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialized REITs 1.3%
Equinix, Inc.	36,259	29,202,636
Total Real Estate		55,548,315
Total Common Stocks (Cost $1,243,568,543)		2,260,586,424

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	6,109,916	6,108,694
Total Money Market Funds (Cost $6,108,694)		6,108,694
Total Investments in Securities (Cost: $1,249,677,237)		2,266,695,118
Other Assets & Liabilities, Net		(1,641,919)
Net Assets		2,265,053,199
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	51,483,773	505,379,359	(550,749,309)	(5,129)	6,108,694	4,501	1,205,165	6,109,916
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	240,636,289	—	—	240,636,289
Consumer Discretionary	355,510,095	—	—	355,510,095
Consumer Staples	91,324,296	—	—	91,324,296
Financials	97,561,997	—	—	97,561,997
Health Care	309,952,958	—	—	309,952,958
Industrials	137,962,220	—	—	137,962,220
Information Technology	972,090,254	—	—	972,090,254
Real Estate	55,548,315	—	—	55,548,315
Total Common Stocks	2,260,586,424	—	—	2,260,586,424
Money Market Funds	6,108,694	—	—	6,108,694
Total Investments in Securities	2,266,695,118	—	—	2,266,695,118
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,243,568,543)	$2,260,586,424
Affiliated issuers (cost $6,108,694)	6,108,694
Receivable for:
Capital shares sold	50,455
Dividends	1,756,052
Expense reimbursement due from Investment Manager	1,336
Prepaid expenses	16,541
Total assets	2,268,519,502
Liabilities
Payable for:
Capital shares redeemed	3,085,960
Management services fees	42,768
Distribution and/or service fees	2,227
Service fees	56,088
Compensation of chief compliance officer	416
Compensation of board members	2,552
Other expenses	29,571
Deferred compensation of board members	246,721
Total liabilities	3,466,303
Net assets applicable to outstanding capital stock	$2,265,053,199
Represented by
Trust capital	$2,265,053,199
Total - representing net assets applicable to outstanding capital stock	$2,265,053,199
Class 1
Net assets	$1,809,288,799
Shares outstanding	48,536,156
Net asset value per share	$37.28
Class 2
Net assets	$191,759,959
Shares outstanding	5,323,373
Net asset value per share	$36.02
Class 3
Net assets	$264,004,441
Shares outstanding	7,197,283
Net asset value per share	$36.68
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
11

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$16,674,888
Dividends — affiliated issuers	1,205,165
Total income	17,880,053
Expenses:
Management services fees	14,941,465
Distribution and/or service fees
Class 2	417,479
Class 3	289,831
Service fees	494,276
Custodian fees	16,489
Printing and postage fees	31,440
Accounting services fees	30,090
Legal fees	39,583
Compensation of chief compliance officer	409
Compensation of board members	38,265
Deferred compensation of board members	24,035
Other	39,483
Total expenses	16,362,845
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(318,527)
Total net expenses	16,044,318
Net investment income	1,835,735
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	179,203,034
Investments — affiliated issuers	4,501
Net realized gain	179,207,535
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	597,065,808
Investments — affiliated issuers	(5,129)
Net change in unrealized appreciation (depreciation)	597,060,679
Net realized and unrealized gain	776,268,214
Net increase in net assets resulting from operations	$778,103,949
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$1,835,735	$2,418,192
Net realized gain (loss)	179,207,535	(57,760,710)
Net change in unrealized appreciation (depreciation)	597,060,679	(814,166,429)
Net increase (decrease) in net assets resulting from operations	778,103,949	(869,508,947)
Increase (decrease) in net assets from capital stock activity	(476,138,657)	97,785,079
Total increase (decrease) in net assets	301,965,292	(771,723,868)
Net assets at beginning of year	1,963,087,907	2,734,811,775
Net assets at end of year	$2,265,053,199	$1,963,087,907

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	289,204	9,080,097	7,516,629	218,725,533
Shares redeemed	(14,115,974)	(460,823,713)	(3,275,553)	(93,546,436)
Net increase (decrease)	(13,826,770)	(451,743,616)	4,241,076	125,179,097
Class 2
Shares sold	537,412	16,662,076	814,666	23,258,825
Shares redeemed	(767,070)	(23,888,824)	(726,188)	(21,027,671)
Net increase (decrease)	(229,658)	(7,226,748)	88,478	2,231,154
Class 3
Shares sold	107,152	3,571,773	40,178	1,158,546
Shares redeemed	(665,492)	(20,740,066)	(1,041,187)	(30,783,718)
Net decrease	(558,340)	(17,168,293)	(1,001,009)	(29,625,172)
Total net increase (decrease)	(14,614,768)	(476,138,657)	3,328,545	97,785,079
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$26.04	0.04	11.20	11.24
Year Ended 12/31/2022	$37.95	0.04	(11.95)	(11.91)
Year Ended 12/31/2021	$29.48	0.01	8.46	8.47
Year Ended 12/31/2020	$21.88	0.06	7.54	7.60
Year Ended 12/31/2019	$16.10	0.04	5.74	5.78
Class 2
Year Ended 12/31/2023	$25.23	(0.04)	10.83	10.79
Year Ended 12/31/2022	$36.85	(0.03)	(11.59)	(11.62)
Year Ended 12/31/2021	$28.71	(0.07)	8.21	8.14
Year Ended 12/31/2020	$21.36	0.00 (d)	7.35	7.35
Year Ended 12/31/2019	$15.76	(0.01)	5.61	5.60
Class 3
Year Ended 12/31/2023	$25.66	(0.00)(d)	11.02	11.02
Year Ended 12/31/2022	$37.43	0.00 (d)	(11.77)	(11.77)
Year Ended 12/31/2021	$29.12	(0.03)	8.34	8.31
Year Ended 12/31/2020	$21.64	0.03	7.45	7.48
Year Ended 12/31/2019	$15.94	0.01	5.69	5.70

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$37.28	43.16%	0.72%	0.71%	0.12%	42%	$1,809,289
Year Ended 12/31/2022	$26.04	(31.38% )	0.72%	0.72%	0.15%	46%	$1,624,014
Year Ended 12/31/2021	$37.95	28.73%	0.71% (c)	0.71% (c)	0.03%	46%	$2,205,624
Year Ended 12/31/2020	$29.48	34.74%	0.73%	0.73%	0.26%	57%	$1,943,859
Year Ended 12/31/2019	$21.88	35.90%	0.73%	0.73%	0.19%	39%	$1,700,174
Class 2
Year Ended 12/31/2023	$36.02	42.77%	0.97%	0.96%	(0.13% )	42%	$191,760
Year Ended 12/31/2022	$25.23	(31.53% )	0.97%	0.97%	(0.12% )	46%	$140,088
Year Ended 12/31/2021	$36.85	28.35%	0.96% (c)	0.96% (c)	(0.21% )	46%	$201,389
Year Ended 12/31/2020	$28.71	34.41%	0.98%	0.98%	0.02%	57%	$161,648
Year Ended 12/31/2019	$21.36	35.53%	0.98%	0.98%	(0.06% )	39%	$131,133
Class 3
Year Ended 12/31/2023	$36.68	42.95%	0.85%	0.83%	(0.00% )(d)	42%	$264,004
Year Ended 12/31/2022	$25.66	(31.44% )	0.85%	0.85%	0.00% (d)	46%	$198,985
Year Ended 12/31/2021	$37.43	28.54%	0.83% (c)	0.83% (c)	(0.09% )	46%	$327,799
Year Ended 12/31/2020	$29.12	34.57%	0.85%	0.85%	0.14%	57%	$284,747
Year Ended 12/31/2019	$21.64	35.76%	0.86%	0.86%	0.06%	39%	$230,850
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
15

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.69% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
18
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.70%	0.75%
Class 2	0.95	1.00
Class 3	0.825	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $908,280,814 and $1,335,480,341, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In
20
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 91.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
22
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
23

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

24
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
25

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
26
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

28
Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Large Cap Growth Fund  | Annual Report 2023
29

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Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7013_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

Portfolio management
Grace Lee, CAIA
Lead Portfolio Manager
Managed Fund since 2020
Yan Jin
Portfolio Manager
Managed Fund since 2018
David King, CFA
Portfolio Manager
Managed Fund since 2018

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	5.09	10.47	8.01
Class 2	05/03/10	4.84	10.20	7.74
Class 3	09/15/99	4.95	10.34	7.87
MSCI USA High Dividend Yield Index (Net)		5.83	8.29	8.35
Russell 1000 Value Index		11.46	10.91	8.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	97.7
Convertible Bonds	0.6
Convertible Preferred Stocks	0.6
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	4.1
Consumer Discretionary	4.1
Consumer Staples	10.5
Energy	10.7
Financials	22.1
Health Care	15.9
Industrials	6.7
Information Technology	8.6
Materials	1.3
Real Estate	8.7
Utilities	7.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Dividend Opportunity Fund returned 4.84%. The Fund’s primary benchmark, the MSCI USA High Dividend Yield Index (Net), returned 5.83% and its secondary benchmark, the Russell 1000 Value Index, returned 11.46% for the same time period.
Market Overview
The U.S. equity market overcame a number of potential obstacles to deliver a robust total return in 2023. In the first half of the year, stocks moved higher on expectations that the U.S. Federal Reserve (Fed) was nearing the end of its policy tightening. During the summer, however, concerns about persistent inflation caused the consensus to shift toward the idea that the central bank would need to keep rates “higher for longer.” Equities experienced a protracted downtrend in the August-October 2023 period as a result. The backdrop changed once again in the fourth quarter, thanks to a series of cooler-than-expected inflation reports and indications from Fed Chairman Jerome Powell that the central bank was likely finished raising rates and perhaps on a path to begin enacting rate cuts in 2024. These developments, together with a string of favorable economic reports, fueled optimism that the economy was poised for a “soft landing.” Stocks surged in the final two months of the year in response, helping the headline large-cap indexes finish December near their all-time highs.
While the broader market performed well in 2023, much of the gain was confined to a very narrow group of mega-cap, technology-related stocks. On the other hand, the value style underperformed amid the preference of investors for faster growing companies. Within the value category, dividend payers lagged due in part to the rising competition from higher yields on bonds and cash. Given the nature of our strategy, these developments were a headwind for the Fund’s 12-month results. At the same time, we believe the underperformance of dividend payers has created a wider range of compelling value opportunities in the category, particularly if the Fed is indeed finished raising rates. We believe individual stock selection remains essential at a time of ongoing macroeconomic headwinds and remain focused on identifying companies with the ability to deliver continued earnings growth in a potentially challenging environment.
The Fund’s notable contributors during the period
•
Fund positioning in the financials sector was a top contributor to relative performance in 2023, thanks to the combination of an overweight allocation and strong security selection. JP Morgan Chase & Co. and Wells Fargo & Co., which were well positioned to navigate the backdrop of rising rates and the issues affecting smaller banks, were the largest contributors.
•
An out-of-benchmark position in real estate companies also helped results. After lagging in the rising-rate environment in the first ten months of 2023, the sector staged an impressive recovery in November and December that brought its full-year return firmly into positive territory. At the individual stock level, Life Storage, Inc., Simon Property Group, Inc., and Prologis, Inc. were the largest contributors to Fund performance in real estate. The Fund sold its position in Life Storage.
•
Selection in the health care sector was an additional contributor, largely due to an average underweight in Pfizer, Inc. The Fund chose to exit the position early in the year, which helped the portfolio avoid the impact of Pfizer’s subsequent decline. The shares came under pressure due to waning COVID-19 vaccine revenues and the company’s lack of a compelling pipeline of new drugs.
The Fund’s notable detractors during the period
•
The Fund experienced the weakest relative performance within the information technology sector, largely as a result of underweights or zero weightings in some of the sector’s top performers. It should be noted, however, that the sector was also home to a number of the Fund’s strongest-performing stocks in 2023, including Broadcom, Inc., Dell Technologies, Inc., and QUALCOMM, Inc.
•
An overweight in Bristol Myers Squibb Co. was a key detractor. The stock fell out of favor due to its defensive characteristics and concerns about the company’s ability to meet its growth targets.
•
The Fund also lost some relative performance through overweights in the energy stocks Chevron Corp. and EOG Resources, Inc. The energy sector lagged in 2023 due to price weakness in the underlying commodities and the preference of investors for faster growing market segments.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Positions in the regional banks PNC Financial Services Group, Inc. and Citizens Financial Group, Inc. were additional detractors of note. The regional bank crisis in March 2023 led to sharp declines in the shares of even the most fundamentally sound companies in the sector, and many were unable to recapture their previous highs in the subsequent recovery. The Fund sold its positions in both banks.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,050.60	1,021.54	3.48	3.43	0.68
Class 2	1,000.00	1,000.00	1,049.30	1,020.29	4.75	4.68	0.93
Class 3	1,000.00	1,000.00	1,049.80	1,020.94	4.09	4.03	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 4.1%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	629,900	10,569,722
Verizon Communications, Inc.	365,800	13,790,660
Total		24,360,382
Media 1.3%
Comcast Corp., Class A	249,100	10,923,035
Total Communication Services		35,283,417
Consumer Discretionary 4.0%
Automobiles 0.7%
Ford Motor Co.	482,700	5,884,113
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	30,000	4,929,000
Restaurant Brands International, Inc.	56,600	4,422,158
Total		9,351,158
Household Durables 1.1%
Garmin Ltd.	38,900	5,000,206
Whirlpool Corp.	36,000	4,383,720
Total		9,383,926
Specialty Retail 1.2%
Home Depot, Inc. (The)	30,300	10,500,465
Total Consumer Discretionary		35,119,662
Consumer Staples 10.3%
Beverages 4.5%
Coca-Cola Co. (The)	326,600	19,246,538
PepsiCo, Inc.	115,000	19,531,600
Total		38,778,138
Food Products 1.5%
Bunge Global SA	38,900	3,926,955
Kraft Heinz Co. (The)	250,900	9,278,282
Total		13,205,237
Household Products 1.5%
Procter & Gamble Co. (The)	87,200	12,778,288
Personal Care Products 0.5%
Kenvue, Inc.	217,201	4,676,338
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.3%
Altria Group, Inc.	136,500	5,506,410
Philip Morris International, Inc.	152,100	14,309,568
Total		19,815,978
Total Consumer Staples		89,253,979
Energy 10.5%
Oil, Gas & Consumable Fuels 10.5%
Chevron Corp.	152,200	22,702,152
ConocoPhillips Co.	133,700	15,518,559
EOG Resources, Inc.	81,700	9,881,615
Exxon Mobil Corp.	358,000	35,792,840
Valero Energy Corp.	55,200	7,176,000
Total		91,071,166
Total Energy		91,071,166
Financials 21.1%
Banks 13.3%
Bank of America Corp.	570,000	19,191,900
JPMorgan Chase & Co.	240,000	40,824,000
M&T Bank Corp.	52,500	7,196,700
New York Community Bancorp, Inc.	450,000	4,603,500
Truist Financial Corp.	268,000	9,894,560
U.S. Bancorp	303,800	13,148,464
Wells Fargo & Co.	417,000	20,524,740
Total		115,383,864
Capital Markets 6.0%
Ares Capital Corp.	218,500	4,376,555
BlackRock, Inc.	11,300	9,173,340
Blackstone, Inc.	74,600	9,766,632
Carlyle Group, Inc. (The)	106,600	4,337,554
CME Group, Inc.	41,000	8,634,600
Goldman Sachs Group, Inc. (The)	41,200	15,893,724
Total		52,182,405
Insurance 1.3%
MetLife, Inc.	170,900	11,301,617
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.5%
Starwood Property Trust, Inc.	200,000	4,204,000
Total Financials		183,071,886
Health Care 15.6%
Biotechnology 4.3%
AbbVie, Inc.	152,300	23,601,931
Amgen, Inc.	49,000	14,112,980
Total		37,714,911
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	127,000	4,909,820
Medtronic PLC	158,500	13,057,230
Total		17,967,050
Health Care Providers & Services 1.9%
Cardinal Health, Inc.	45,200	4,556,160
CVS Health Corp.	154,300	12,183,528
Total		16,739,688
Pharmaceuticals 7.3%
Bristol-Myers Squibb Co.	177,500	9,107,525
Johnson & Johnson	170,200	26,677,148
Merck & Co., Inc.	250,000	27,255,000
Total		63,039,673
Total Health Care		135,461,322
Industrials 6.6%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	16,900	7,659,756
RTX Corp.	109,500	9,213,330
Total		16,873,086
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	77,500	12,185,325
Building Products 0.7%
Johnson Controls International PLC	97,500	5,619,900
Ground Transportation 0.6%
Union Pacific Corp.	22,500	5,526,450
Machinery 2.0%
AGCO Corp.	33,500	4,067,235
Common Stocks (continued)
Issuer	Shares	Value ($)
PACCAR, Inc.	86,200	8,417,430
Stanley Black & Decker, Inc.	46,800	4,591,080
Total		17,075,745
Total Industrials		57,280,506
Information Technology 8.5%
Communications Equipment 2.3%
Cisco Systems, Inc.	386,000	19,500,720
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	210,300	6,403,635
IT Services 1.8%
International Business Machines Corp.	95,900	15,684,445
Semiconductors & Semiconductor Equipment 3.0%
Broadcom, Inc.	6,100	6,809,125
QUALCOMM, Inc.	55,500	8,026,965
Texas Instruments, Inc.	63,500	10,824,210
Total		25,660,300
Technology Hardware, Storage & Peripherals 0.7%
Dell Technologies, Inc.	82,000	6,273,000
Total Information Technology		73,522,100
Materials 1.2%
Chemicals 0.7%
Dow, Inc.	120,400	6,602,736
Metals & Mining 0.5%
Newmont Corp.	105,000	4,345,950
Total Materials		10,948,686
Real Estate 8.5%
Health Care REITs 0.8%
Welltower, Inc.	73,300	6,609,461
Industrial REITs 1.6%
Prologis, Inc.	106,500	14,196,450
Office REITs 0.7%
Boston Properties, Inc.	90,700	6,364,419
Residential REITs 1.7%
AvalonBay Communities, Inc.	34,000	6,365,480
Invitation Homes, Inc.	252,500	8,612,775
Total		14,978,255
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 0.8%
Simon Property Group, Inc.	48,800	6,960,832
Specialized REITs 2.9%
American Tower Corp.	51,300	11,074,644
Digital Realty Trust, Inc.	49,900	6,715,542
Extra Space Storage, Inc.	43,900	7,038,487
Total		24,828,673
Total Real Estate		73,938,090
Utilities 7.1%
Electric Utilities 5.5%
American Electric Power Co., Inc.	105,100	8,536,222
Edison International	122,700	8,771,823
Entergy Corp.	82,500	8,348,175
NextEra Energy, Inc.	167,100	10,149,654
Southern Co. (The)	174,800	12,256,976
Total		48,062,850
Independent Power and Renewable Electricity Producers 0.5%
Vistra Corp.	118,000	4,545,360
Multi-Utilities 1.1%
DTE Energy Co.	85,300	9,405,178
Total Utilities		62,013,388
Total Common Stocks (Cost $747,251,743)		846,964,202

Convertible Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.6%
Western Digital Corp.(a)
11/15/2028	3.000%	3,900,000	4,769,700
Total Convertible Bonds (Cost $3,900,000)			4,769,700

Convertible Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Financials 0.6%
Financial Services 0.6%
Apollo Global Management, Inc.	6.750%	90,000	5,075,100
Total Financials			5,075,100
Total Convertible Preferred Stocks (Cost $4,500,000)			5,075,100

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	9,920,185	9,918,200
Total Money Market Funds (Cost $9,917,924)		9,918,200
Total Investments in Securities (Cost: $765,569,667)		866,727,202
Other Assets & Liabilities, Net		1,969,810
Net Assets		868,697,012
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $4,769,700, which represents 0.55% of total net assets.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	2,119,900	145,082,569	(137,284,545)	276	9,918,200	705	452,377	9,920,185
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	35,283,417	—	—	35,283,417
Consumer Discretionary	35,119,662	—	—	35,119,662
Consumer Staples	89,253,979	—	—	89,253,979
Energy	91,071,166	—	—	91,071,166
Financials	183,071,886	—	—	183,071,886
Health Care	135,461,322	—	—	135,461,322
Industrials	57,280,506	—	—	57,280,506
Information Technology	73,522,100	—	—	73,522,100
Materials	10,948,686	—	—	10,948,686
Real Estate	73,938,090	—	—	73,938,090
Utilities	62,013,388	—	—	62,013,388
Total Common Stocks	846,964,202	—	—	846,964,202
Convertible Bonds	—	4,769,700	—	4,769,700
Convertible Preferred Stocks
Financials	—	5,075,100	—	5,075,100
Total Convertible Preferred Stocks	—	5,075,100	—	5,075,100
Money Market Funds	9,918,200	—	—	9,918,200
Total Investments in Securities	856,882,402	9,844,800	—	866,727,202
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $755,651,743)	$856,809,002
Affiliated issuers (cost $9,917,924)	9,918,200
Receivable for:
Investments sold	584,799
Capital shares sold	92,342
Dividends	2,212,488
Interest	18,525
Foreign tax reclaims	42,351
Expense reimbursement due from Investment Manager	2,611
Prepaid expenses	9,867
Total assets	869,690,185
Liabilities
Payable for:
Capital shares redeemed	609,243
Management services fees	16,700
Distribution and/or service fees	3,246
Service fees	49,278
Compensation of chief compliance officer	161
Compensation of board members	1,447
Other expenses	27,436
Deferred compensation of board members	285,662
Total liabilities	993,173
Net assets applicable to outstanding capital stock	$868,697,012
Represented by
Trust capital	$868,697,012
Total - representing net assets applicable to outstanding capital stock	$868,697,012
Class 1
Net assets	$48,630,720
Shares outstanding	1,239,323
Net asset value per share	$39.24
Class 2
Net assets	$123,614,403
Shares outstanding	3,261,546
Net asset value per share	$37.90
Class 3
Net assets	$696,451,889
Shares outstanding	18,060,931
Net asset value per share	$38.56
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$33,537,605
Dividends — affiliated issuers	452,377
Interest	18,525
European Union tax reclaim	10,615
Foreign taxes withheld	(24,787)
Total income	33,994,335
Expenses:
Management services fees	6,059,270
Distribution and/or service fees
Class 2	304,800
Class 3	873,213
Service fees	573,703
Custodian fees	9,451
Printing and postage fees	70,657
Accounting services fees	34,809
Legal fees	23,127
Compensation of chief compliance officer	169
Compensation of board members	21,908
Deferred compensation of board members	27,329
Other	20,203
Total expenses	8,018,639
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(987,614)
Total net expenses	7,031,025
Net investment income	26,963,310
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,272,308
Investments — affiliated issuers	705
Foreign currency translations	(782)
Net realized gain	3,272,231
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	10,106,907
Investments — affiliated issuers	276
Net change in unrealized appreciation (depreciation)	10,107,183
Net realized and unrealized gain	13,379,414
Net increase in net assets resulting from operations	$40,342,724
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$26,963,310	$27,333,826
Net realized gain	3,272,231	46,536,840
Net change in unrealized appreciation (depreciation)	10,107,183	(85,790,232)
Net increase (decrease) in net assets resulting from operations	40,342,724	(11,919,566)
Decrease in net assets from capital stock activity	(83,622,156)	(33,981,615)
Total decrease in net assets	(43,279,432)	(45,901,181)
Net assets at beginning of year	911,976,444	957,877,625
Net assets at end of year	$868,697,012	$911,976,444

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	116,582	4,322,236	119,195	4,358,688
Shares redeemed	(152,637)	(5,682,010)	(203,003)	(7,515,140)
Net decrease	(36,055)	(1,359,774)	(83,808)	(3,156,452)
Class 2
Shares sold	285,535	10,214,691	808,816	28,600,555
Shares redeemed	(440,902)	(15,792,005)	(194,156)	(6,837,104)
Net increase (decrease)	(155,367)	(5,577,314)	614,660	21,763,451
Class 3
Shares sold	36,051	1,316,699	80,183	2,835,418
Shares redeemed	(2,141,032)	(78,001,767)	(1,519,893)	(55,424,032)
Net decrease	(2,104,981)	(76,685,068)	(1,439,710)	(52,588,614)
Total net decrease	(2,296,403)	(83,622,156)	(908,858)	(33,981,615)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

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Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$37.34	1.20	0.70	1.90
Year Ended 12/31/2022	$37.76	1.15 (c)	(1.57)	(0.42)
Year Ended 12/31/2021	$29.93	0.97	6.86	7.83
Year Ended 12/31/2020	$29.59	1.04	(0.70)	0.34
Year Ended 12/31/2019	$23.85	0.85	4.89	5.74
Class 2
Year Ended 12/31/2023	$36.15	1.07	0.68	1.75
Year Ended 12/31/2022	$36.66	1.03 (c)	(1.54)	(0.51)
Year Ended 12/31/2021	$29.12	0.89	6.65	7.54
Year Ended 12/31/2020	$28.86	0.95	(0.69)	0.26
Year Ended 12/31/2019	$23.32	0.77	4.77	5.54
Class 3
Year Ended 12/31/2023	$36.74	1.13	0.69	1.82
Year Ended 12/31/2022	$37.20	1.09 (c)	(1.55)	(0.46)
Year Ended 12/31/2021	$29.52	0.94	6.74	7.68
Year Ended 12/31/2020	$29.22	1.00	(0.70)	0.30
Year Ended 12/31/2019	$23.58	0.81	4.83	5.64

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$39.24	5.09%	0.79%	0.67%	3.25%	45%	$48,631
Year Ended 12/31/2022	$37.34	(1.11% )	0.78% (d)	0.67% (d)	3.12%	44%	$47,618
Year Ended 12/31/2021	$37.76	26.16%	0.76% (d)	0.71% (d)	2.92%	38%	$51,329
Year Ended 12/31/2020	$29.93	1.15%	0.74%	0.73%	3.88%	54%	$631,347
Year Ended 12/31/2019	$29.59	24.07%	0.74%	0.72%	3.13%	46%	$632,898
Class 2
Year Ended 12/31/2023	$37.90	4.84%	1.04%	0.92%	3.00%	45%	$123,614
Year Ended 12/31/2022	$36.15	(1.39% )	1.03% (d)	0.92% (d)	2.90%	44%	$123,529
Year Ended 12/31/2021	$36.66	25.89%	1.04% (d)	0.94% (d)	2.66%	38%	$102,724
Year Ended 12/31/2020	$29.12	0.90%	0.99%	0.98%	3.64%	54%	$77,386
Year Ended 12/31/2019	$28.86	23.76%	0.99%	0.97%	2.88%	46%	$81,504
Class 3
Year Ended 12/31/2023	$38.56	4.95%	0.91%	0.80%	3.12%	45%	$696,452
Year Ended 12/31/2022	$36.74	(1.24% )	0.90% (d)	0.79% (d)	3.00%	44%	$740,830
Year Ended 12/31/2021	$37.20	26.02%	0.92% (d)	0.82% (d)	2.78%	38%	$803,825
Year Ended 12/31/2020	$29.52	1.03%	0.86%	0.85%	3.77%	54%	$715,809
Year Ended 12/31/2019	$29.22	23.92%	0.86%	0.84%	3.00%	46%	$810,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
18
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
20
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.70% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.68%	0.67%	0.67%
Class 2	0.93	0.92	0.92
Class 3	0.805	0.795	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $384,221,276 and $448,024,278, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The
22
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 93.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
24
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

28
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
30
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

32
Columbia Variable Portfolio – Dividend Opportunity Fund  | Annual Report 2023

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Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7005_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.

Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	5.70	0.17	1.58
Class 2	05/03/10	5.43	-0.07	1.33
Class 3	09/15/99	5.55	0.04	1.45
Bloomberg U.S. Mortgage-Backed Securities Index		5.05	0.25	1.38
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	4.6
Call Option Contracts Purchased	0.0 (a)
Commercial Mortgage-Backed Securities - Agency	3.1
Commercial Mortgage-Backed Securities - Non-Agency	3.3
Money Market Funds	2.6
Residential Mortgage-Backed Securities - Agency	81.5
Residential Mortgage-Backed Securities - Non-Agency	4.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	92.1
A rating	3.3
BBB rating	2.5
BB rating	0.7
B rating	0.5
CCC rating	0.0 (a)
Not rated	0.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 89.27% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund returned 5.43%. The Fund’s benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, returned 5.05% during the same time period.
Market overview
The calendar year 2023 witnessed an extraordinary swing in spreads for agency mortgage-backed securities (MBS), driven principally by the direction of U.S. Federal Reserve (Fed) policy. For much of the period, agency MBS spreads were pressured wider by the Fed’s ongoing reduction of its bond holdings accumulated in the effort to keep interest rates low after the financial crisis of 2008. At the same time, an inverted yield curve – meaning that shorter maturity bonds carry higher yields than their longer maturity counterparts – suppressed bank demand for agency MBS, further weighing on returns for the asset class.
With inflation showing signs of moderating, on February 1, 2023, the Fed raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% - 4.75%. (A basis point is 1/100 of a percent.)  March saw the failure of a pair of U.S. banks and European giant Credit Suisse raise the prospect of a financial crisis. The Fed responded by taking measures to support bank liquidity, while the market began to price in multiple cuts in the federal funds target rate before year end, which led U.S. Treasury yields to drift lower. At its March 2023 meeting, the Fed raised short-term rates by another quarter-point to a range of 4.75% - 5.0%. The hike was largely viewed by financial markets as a signal that the Fed believed the financial system remained on stable footing.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation posting at 3.0%. With the U.S. economy and job market displaying surprising resilience in the face of its past tightening, the Fed implemented additional 25 basis point increases at its May and July meetings, leaving the federal funds target rate at a range of 5.25% - 5.50%.
U.S. Treasury yields spiked in October, as rising oil prices led to concerns that the Fed would feel compelled to keep rates “higher for longer” to tame inflation. However, the broad bond market rallied over the final two months of 2023, with gains driven by a shift in expectations amid signs of cooling inflation to Fed rate cuts beginning in early 2024. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop bond market returns broadly were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment. Agency MBS spreads tightened dramatically late in the year on the prospect of rate cuts and an end to the Fed’s balance sheet runoff.
Despite volatility in yields seen over the period, longer term U.S. Treasury yields finished the 12- month period relatively unchanged. The two-year U.S. Treasury note began 2023 at 4.41% and ended the year at 4.23% for a decrease of 18 basis points, while the yield on the bellwether 10-year U.S. Treasury finished where it began the year at 3.88%.
The Fund’s notable contributors during the period
•
Both credit selection and sector allocation contributed positively to the Fund’s performance relative to the benchmark, as we took a flexible approach to pursuing relative value opportunities over the 12-month period.
•
Positive contributions to the Fund’s performance, relative to the benchmark, for the 12 months were led by positioning with respect to agency MBS collateralized mortgage obligations.
○
Specifically, for much of the period, the Fund held interest-only securities structured to perform well in an environment of rising interest rates and slowing mortgage prepayments. Late in the period, the Fund shifted into inverse interest-only securities that outperformed as U.S. Treasury yields declined on changing expectations around Fed policy.
•
Selection within agency passthrough MBS also contributed modestly.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
In terms of the Fund’s off-benchmark exposures to credit-oriented sectors, the allocation to non-agency MBS contributed meaningfully as housing fundamentals held up well despite the toll of higher interest rates, with delinquencies remaining low.
•
Within securitized assets, exposure to asset-backed securities proved beneficial as consumers largely weathered higher borrowing costs.
The Fund’s notable detractors during the period
•
The Fund’s tactical positioning with respect to duration and corresponding interest rate sensitivity was the most significant detractor from performance relative to the benchmark.
○
Specifically, we entered the period overweight duration in anticipation that a slowing economy would lead longer Treasury yields lower. This positioning proved disadvantageous as the economy held up better than most expected and Treasury yields trended higher for much of the period.
•
Within securitized sectors, exposure to commercial mortgage-backed securities (CMBS) detracted modestly from relative performance. A tighter financing environment given higher borrowing costs driven by the Fed’s series of rate increases weighed on the sector broadly. In addition, sentiment around CMBS collateralized by office properties continued to be negatively impacted by remote or hybrid work policies and higher vacancy rates relative to pre-pandemic levels.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,040.20	1,022.64	2.34	2.32	0.46
Class 2	1,000.00	1,000.00	1,039.90	1,021.39	3.61	3.58	0.71
Class 3	1,000.00	1,000.00	1,040.00	1,021.99	3.00	2.97	0.59
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 5.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Series 2023-2A Class A
06/20/2030	7.970%	2,064,547	2,071,491
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month Term SOFR + 1.962% Floor 1.700% 01/20/2031	7.377%	4,125,000	4,062,143
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month Term SOFR + 1.962% Floor 1.700% 10/15/2030	7.356%	2,750,000	2,711,811
Series 2013-4A Class BRR
3-month Term SOFR + 1.682% Floor 1.420% 01/15/2031	7.076%	6,500,000	6,447,642
Lendingpoint Asset Securitization Trust(a)
Series 2022-C Class A
02/15/2030	6.560%	1,015,737	1,014,874
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class CRR
3-month Term SOFR + 2.162% Floor 1.900% 10/21/2030	7.574%	8,000,000	7,941,240
Marlette Funding Trust(a)
Series 2023-2A Class A
06/15/2033	6.040%	1,190,100	1,187,299
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month Term SOFR + 7.512% Floor 7.250% 10/22/2030	12.924%	2,000,000	1,981,422
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month Term SOFR + 2.012% 10/30/2030	7.402%	3,000,000	2,999,763
Pagaya AI Debt Selection Trust(a)
Series 2021-5 Class A
08/15/2029	1.530%	258,041	256,880
Pagaya AI Debt Trust(a)
Series 2022-5 Class A
06/17/2030	8.096%	2,053,045	2,081,224
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	1,999,736	1,921,149
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month Term SOFR + 2.012% Floor 1.750% 10/15/2029	7.406%	5,250,000	5,248,100
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month Term SOFR + 1.662% Floor 1.400% 01/15/2030	7.056%	3,750,000	3,731,284
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month Term SOFR + 2.012% Floor 1.750% 04/18/2031	7.407%	5,000,000	4,933,265
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	1,418,902	1,428,805
Upstart Pass-Through Trust(a)
Series 2021-ST2 Class A
04/20/2027	2.500%	337,064	326,646
Upstart Securitization Trust(a)
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	2,270,000	2,205,391
Total Asset-Backed Securities — Non-Agency (Cost $52,720,133)			52,550,429

Commercial Mortgage-Backed Securities - Agency 4.0%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series K063 Class A2
01/25/2027	3.430%	4,362,000	4,238,681
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	3,965,220	3,739,252
Federal National Mortgage Association(c)
Series 2018-M7 Class A2
03/25/2028	3.032%	22,716,708	21,602,846
FRESB Mortgage Trust(c)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	2,925,056	2,765,728
Government National Mortgage Association(c),(d)
Series 2019-102 Class IB
03/16/2060	0.835%	6,618,666	348,194
Series 2019-118 Class IO
06/16/2061	0.811%	9,576,749	460,269
Series 2019-131 Class IO
07/16/2061	0.802%	12,759,772	673,767
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-134 Class IO
08/16/2061	0.652%	8,543,734	355,491
Series 2019-139 Class IO
11/16/2061	0.671%	9,077,744	388,578
Series 2020-19 Class IO
12/16/2061	0.717%	8,773,579	442,291
Series 2020-3 Class IO
02/16/2062	0.615%	9,752,712	418,202
Total Commercial Mortgage-Backed Securities - Agency (Cost $43,054,581)			35,433,299

Commercial Mortgage-Backed Securities - Non-Agency 4.3%

Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month Term SOFR + 1.847% Floor 1.925% 06/15/2035	7.277%	3,500,000	3,416,563
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,200,000	1,973,758
Hilton USA Trust(a),(c)
Subordinated Series 2016-HHV Class F
11/05/2038	4.194%	4,500,000	4,050,889
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	111,943
Hilton USA Trust(a),(e)
Subordinated Series 2016-SFP Class F
11/05/2035	0.000%	2,000,000	59,864
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	8,660,153	7,836,516
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	2,917,500	2,459,352
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	4,000,000	3,820,018
Series 2020-SFR3 Class B
10/17/2027	1.495%	3,000,000	2,788,650
Series 2022-SFR1 Class A
02/17/2041	2.709%	4,979,590	4,405,928
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	6.626%	5,000,000	4,678,024
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month Term SOFR + 1.822% Floor 1.650% 12/15/2034	7.184%	3,000,000	2,484,440
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $45,500,303)			38,085,945

Residential Mortgage-Backed Securities - Agency 105.0%

Fannie Mae REMICS
CMO Series 2018-7 Class CD
02/25/2048	3.000%	9,583,027	8,595,018
Federal Home Loan Mortgage Corp.
08/01/2035- 08/01/2051	2.000%	33,321,841	28,584,507
06/01/2039	5.000%	1,139,903	1,160,011
08/01/2041- 05/01/2053	4.500%	14,731,881	14,385,687
10/01/2041- 12/01/2052	4.000%	33,163,909	31,921,566
07/01/2042- 04/01/2047	3.500%	28,739,674	27,042,277
11/01/2042- 08/01/2052	3.000%	51,784,309	46,772,910
02/01/2051- 03/01/2052	2.500%	40,113,909	34,459,806
07/01/2053	5.500%	7,804,954	7,845,851
Federal Home Loan Mortgage Corp.(b)
12-month Term SOFR + 1.621% Cap 11.179% 01/01/2037	4.833%	21,043	21,415
12-month Term SOFR + 1.910% Cap 10.449% 09/01/2037	6.003%	51,927	52,773
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 264 Class S1
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 07/15/2042	0.497%	3,143,318	284,636
CMO Series 318 Class S1
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 11/15/2043	0.497%	6,570,420	671,030
CMO Series 4286 Class NS
-1.0 x 30-day Average SOFR + 5.786% Cap 5.900% 12/15/2043	0.447%	2,181,508	275,219
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4594 Class SA
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 06/15/2046	0.497%	5,064,577	660,919
CMO Series 4965 Class KS
-1.0 x 30-day Average SOFR + 5.736% Cap 5.850% 04/25/2050	0.398%	3,057,108	328,312
CMO Series 4987 Class KS
-1.0 x 30-day Average SOFR + 6.194% Cap 6.080% 06/25/2050	0.628%	6,181,115	908,257
CMO Series 4993 Class MS
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2050	0.598%	7,678,149	1,161,023
CMO STRIPS Series 309 Class S4
-1.0 x 30-day Average SOFR + 5.856% Cap 5.970% 08/15/2043	0.517%	1,829,018	180,137
CMO STRIPS Series 326 Class S1
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 03/15/2044	0.547%	757,643	77,517
Federal Home Loan Mortgage Corp.(d)
CMO Series 266
07/15/2042	4.000%	1,925,236	318,825
CMO Series 267
08/15/2042	4.000%	1,501,583	250,504
CMO Series 4139 Class CI
05/15/2042	3.500%	972,177	79,142
CMO Series 4147 Class CI
01/15/2041	3.500%	772,691	22,794
CMO Series 4177 Class IY
03/15/2043	4.000%	3,749,653	574,120
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 4068 Class GI
09/15/2036	0.000%	1,379,486	100,110
Federal Home Loan Mortgage Corp. REMICS
CMO Series 204378 Class ZB
08/15/2044	3.000%	6,613,338	5,903,844
CMO Series 204763 Class ZW
08/15/2047	4.000%	6,311,562	6,001,228
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. REMICS(b),(d)
CMO Series 4983 Class SY
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 05/25/2050	0.648%	7,834,945	893,565
Federal Home Loan Mortgage Corp. REMICS(d)
CMO Series 5105 Class ID
05/25/2051	3.000%	9,780,403	1,838,217
Federal National Mortgage Association
03/01/2027- 01/01/2052	2.500%	87,449,685	76,571,073
03/01/2027- 05/01/2052	3.500%	60,737,608	57,015,994
05/01/2027- 11/01/2050	3.000%	68,602,896	62,133,349
06/01/2036- 05/01/2051	2.000%	50,321,819	42,376,731
12/01/2037- 09/01/2053	5.000%	16,240,390	16,179,495
05/01/2039- 08/01/2047	4.500%	2,981,983	2,962,726
11/01/2043- 08/01/2052	4.000%	39,748,981	38,228,842
CMO Series 2017-72 Class B
09/25/2047	3.000%	2,333,682	2,134,749
Federal National Mortgage Association(b)
6-month Term SOFR + 1.383% Floor 1.383%, Cap 9.383% 02/01/2033	4.758%	7,607	7,522
12-month Term SOFR + 1.694% Floor 1.694%, Cap 8.944% 12/01/2033	6.069%	961	971
12-month Term SOFR + 1.585% Floor 1.585%, Cap 9.154% 06/01/2034	5.335%	11,822	11,695
Federal National Mortgage Association(f)
12/01/2050	2.000%	23,539,409	19,326,308
Federal National Mortgage Association(c)
CMO Series 2003-W11 Class A1
06/25/2033	6.448%	561	563
Federal National Mortgage Association(c),(d)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	1,428,608	14
Federal National Mortgage Association(d)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	678,759	26,469
CMO Series 2012-133 Class EI
07/25/2031	3.500%	61,797	347
CMO Series 2012-144 Class HI
07/25/2042	3.500%	905,643	87,290
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-40 Class IP
09/25/2040	4.000%	1,917,128	106,102
CMO Series 2013-1 Class AI
02/25/2043	3.500%	905,282	122,103
CMO Series 2013-10 Class AI
11/25/2041	3.500%	2,837,439	154,518
CMO Series 2013-16
01/25/2040	3.500%	499,146	11,088
CMO Series 2020-55 Class MI
08/25/2050	2.500%	10,610,387	1,716,665
CMO Series 2021-3 Class TI
02/25/2051	2.500%	38,113,062	6,355,822
Federal National Mortgage Association(b),(d)
CMO Series 2012-99 Class SL
-1.0 x 30-day Average SOFR + 6.506% Cap 6.620% 09/25/2042	1.168%	3,798,446	661,590
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2045	0.698%	2,183,191	286,506
CMO Series 2016-37 Class SA
-1.0 x 30-day Average SOFR + 5.736% Cap 5.850% 06/25/2046	0.398%	3,070,321	427,614
CMO Series 2016-42 Class SB
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 07/25/2046	0.548%	7,855,960	1,038,733
CMO Series 2017-3 Class SA
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 02/25/2047	0.548%	5,489,518	650,262
CMO Series 2017-51 Class SC
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.698%	5,947,539	795,063
CMO Series 2017-72 Class S
-1.0 x 30-day Average SOFR + 3.836% Cap 2.750% 09/25/2047	0.000%	13,522,211	635,493
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-90 Class SP
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 11/25/2047	0.698%	3,149,118	400,414
CMO Series 2019-33 Class SB
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	0.598%	9,181,872	1,008,229
CMO Series 2019-34 Class SM
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	0.598%	7,888,915	1,232,860
CMO Series 2020-40 Class LS
-1.0 x 30-day Average SOFR + 5.966% Cap 6.080% 06/25/2050	0.628%	8,870,066	1,358,946
Federal National Mortgage Association REMICS
CMO Series 2016-23 Class Z
04/25/2046	3.500%	5,316,450	4,875,256
Federal National Mortgage Association REMICS(d)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	6,832,673	1,278,892
CMO Series 2021-54 Class LI
04/25/2049	2.500%	10,584,599	1,463,870
Freddie Mac REMICS
CMO Series 4633 Class ZM
11/15/2046	3.000%	3,939,303	3,499,046
CMO Series 5104 Class LH
06/25/2049	2.000%	3,016,027	2,522,835
Freddie Mac REMICS(d)
CMO Series 5177 Class PI
12/25/2051	2.500%	12,713,680	1,375,283
Government National Mortgage Association
08/20/2040	5.000%	1,630,087	1,655,330
07/20/2041	4.500%	2,175,706	2,176,143
04/20/2051- 05/20/2051	2.500%	21,737,686	18,361,330
08/20/2052	4.000%	8,650,195	8,223,921
Government National Mortgage Association(f)
04/20/2048	4.500%	3,804,932	3,762,887
Government National Mortgage Association(d)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	1,398,150	201,267
CMO Series 2012-129 Class AI
08/20/2037	3.000%	10,436	2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-131 Class EI
09/16/2039	4.000%	1,918,004	148,190
CMO Series 2020-104 Class IY
07/20/2050	3.000%	9,303,964	1,463,936
CMO Series 2020-138 Class IN
09/20/2050	2.500%	6,264,086	876,829
CMO Series 2020-138 Class JI
09/20/2050	2.500%	16,143,356	2,264,974
CMO Series 2020-142 Class GI
09/20/2050	3.000%	3,489,085	542,132
CMO Series 2020-175 Class KI
11/20/2050	2.500%	11,556,265	1,572,816
CMO Series 2020-191 Class UC
12/20/2050	4.000%	10,609,245	1,798,113
CMO Series 2021-1 Class IB
01/20/2051	2.500%	10,616,659	1,436,088
CMO Series 2021-1 Class QI
01/20/2051	2.500%	12,358,515	1,654,601
CMO Series 2021-122 Class HI
11/20/2050	2.500%	8,556,520	1,103,505
CMO Series 2021-142 Class IX
08/20/2051	2.500%	11,849,031	1,653,386
CMO Series 2021-146 Class IK
08/20/2051	3.500%	10,395,691	1,878,287
CMO Series 2021-158 Class VI
09/20/2051	3.000%	8,757,915	1,405,290
CMO Series 2021-159 Class IP
09/20/2051	3.000%	6,655,944	949,371
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	11,267,493	1,788,482
CMO Series 2021-228 Class IJ
12/20/2051	2.500%	13,356,020	1,865,709
CMO Series 2021-27 Class IN
02/20/2051	2.500%	7,053,088	956,053
CMO Series 2021-67 Class GI
04/20/2051	3.000%	10,538,516	1,660,754
CMO Series 2021-8 Class BI
01/20/2051	2.500%	11,391,296	1,702,108
CMO Series 2021-8 Class IO
01/20/2051	3.000%	19,179,618	3,013,979
Government National Mortgage Association(b),(d)
CMO Series 2014-131 Class BS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/16/2044	0.727%	1,894,491	267,756
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-170 Class QS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 11/20/2047	0.728%	2,972,792	322,491
CMO Series 2018-1 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 01/20/2048	0.728%	2,144,320	237,970
CMO Series 2018-105 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.728%	2,636,863	258,252
CMO Series 2018-139 Class KS
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 10/20/2048	0.678%	4,551,031	467,756
CMO Series 2018-147 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2048	0.728%	5,616,766	612,849
CMO Series 2018-155 Class LS
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 11/20/2048	0.678%	3,787,507	386,483
CMO Series 2018-21 Class WS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 02/20/2048	0.728%	3,438,789	448,361
CMO Series 2018-36 Class SG
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 03/20/2048	0.728%	17,570,294	2,223,208
CMO Series 2018-40 Class SC
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 03/20/2048	0.728%	1,837,624	193,746
CMO Series 2018-63 Class HS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 04/20/2048	0.728%	2,652,363	274,831
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 05/20/2048	0.728%	3,508,636	451,183
CMO Series 2018-97 Class MS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2048	0.728%	3,038,595	291,443
CMO Series 2019-117 Class SA
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 09/20/2049	0.628%	7,754,091	977,012
CMO Series 2019-23 Class SQ
1-month Term SOFR + 6.164% Cap 6.050% 02/20/2049	0.578%	3,265,372	445,876
CMO Series 2019-43 Class SE
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 04/20/2049	0.628%	6,153,573	630,645
CMO Series 2019-52 Class AS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 04/16/2049	0.577%	7,667,375	1,303,734
CMO Series 2019-92 Class SD
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 07/20/2049	0.628%	15,191,180	1,735,975
CMO Series 2020-104 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2050	0.728%	6,448,828	746,611
CMO Series 2020-125 Class SD
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 08/20/2050	0.778%	7,936,062	1,008,732
CMO Series 2020-133 Class SK
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 09/20/2050	0.828%	14,430,577	1,934,247
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-79 Class S
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 06/20/2050	0.628%	6,895,032	940,232
CMO Series 2021-161 Class SM
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 09/20/2051	0.828%	13,013,778	1,733,161
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	73,261,055	337,162
CMO Series 2021-46 Class SE
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 03/20/2051	0.828%	13,237,458	1,627,669
CMO Series 2022-128 Class SD
-1.0 x 30-day Average SOFR + 5.980% Cap 5.980% 07/20/2052	0.642%	12,572,801	1,190,472
CMO Series 2022-152 Class SA
-1.0 x 30-day Average SOFR + 6.050% Cap 6.050% 09/20/2052	0.712%	20,830,755	2,084,138
CMO Series 2023-100 Class KS
-1.0 x 30-day Average SOFR + 6.850% Cap 6.850% 07/20/2053	1.512%	17,171,910	1,920,656
CMO Series 2023-115 Class SB
-1.0 x 30-day Average SOFR + 5.820% Cap 5.820% 08/20/2053	0.482%	10,113,507	432,029
CMO Series 2023-115 Class SG
-1.0 x 30-day Average SOFR + 5.700% Cap 5.700% 08/20/2053	0.362%	23,184,741	1,316,803
CMO Series 2023-133 Class HS
-1.0 x 30-day Average SOFR + 6.500% Cap 6.500% 09/20/2053	1.162%	33,739,793	2,055,752
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-140 Class LS
-1.0 x 30-day Average SOFR + 6.450% Cap 6.450% 09/20/2053	1.112%	15,171,622	1,210,424
CMO Series 2023-140 Class SJ
-1.0 x 30-day Average SOFR + 6.500% Cap 6.500% 09/20/2053	1.162%	10,263,336	728,489
CMO Series 2023-47 Class AS
-1.0 x 30-day Average SOFR + 6.350% Cap 6.350% 03/20/2053	1.012%	10,577,192	1,007,552
CMO Series 2023-81 Class SB
-1.0 x 30-day Average SOFR + 6.050% Cap 6.050% 06/20/2053	0.712%	8,836,413	670,458
Government National Mortgage Association(b)
CMO Series 2023-140 Class JS
-2.5 x 30-day Average SOFR + 16.050% Cap 16.050% 09/20/2053	2.768%	1,718,860	1,639,511
Government National Mortgage Association TBA(g)
01/22/2054	3.000%	17,000,000	15,390,270
01/22/2054	4.000%	10,000,000	9,546,900
01/22/2054	4.500%	40,000,000	39,037,600
Uniform Mortgage-Backed Security TBA(g)
01/16/2054	2.000%	25,000,000	20,429,688
01/16/2054	3.000%	10,000,000	8,844,922
01/16/2054	3.500%	58,256,536	53,441,269
01/16/2054	4.000%	26,000,000	24,589,297
01/16/2054	4.500%	23,000,000	22,293,828
01/16/2054	5.000%	40,000,000	39,571,875
01/16/2054	5.500%	7,000,000	7,029,531
01/16/2054	6.000%	25,000,000	25,382,813
Total Residential Mortgage-Backed Securities - Agency (Cost $1,011,662,884)			934,199,693

Residential Mortgage-Backed Securities - Non-Agency 6.3%

Arroyo Mortgage Trust(a),(c)
CMO Series 2019-3 Class M1
10/25/2048	4.204%	1,740,000	1,486,691
Bellemeade Re Ltd.(a),(b)
CMO Series 2022-1 Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 01/26/2032	7.088%	2,836,998	2,831,039
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	3,164,089	2,935,323
CMO Series 2022-2 Class A1
03/25/2067	3.757%	3,528,124	3,347,266
CMO Series 2023-3 Class A1
07/25/2058	7.100%	4,523,312	4,599,689
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2014-A Class B2
01/25/2035	5.473%	711,599	700,513
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	1,843,247	1,756,592
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	7.237%	5,500,000	5,506,356
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-NQM1 Class A2
05/25/2065	0.994%	1,048,033	895,491
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	1,200,000	1,037,527
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b),(h),(i)
CMO Series 2019-CS02 Class M2
1-month Term SOFR + 0.000% 02/25/2032	4.506%	4,952,617	4,884,519
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	7.737%	3,500,000	3,537,015
GCAT LLC(a),(c)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	800,734	740,239
GCAT Trust(a),(c)
CMO Series 2022-NQM2 Class A3
02/25/2067	4.210%	2,969,454	2,728,065
Home Re Ltd.(a),(b)
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	8.187%	1,846,900	1,857,856
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	3,557,352	3,455,727
New Residential Mortgage Loan Trust(a),(c),(d)
CMO Series 2014-1A Class AIO
01/25/2054	2.247%	8,394,417	377,154
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month Term SOFR + 2.764% 08/25/2025	8.120%	6,865,385	6,867,396
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	1,794,762	1,778,255
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	2,200,000	2,045,390
Stanwich Mortgage Loan Co. LLC(a),(c)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	1,511,961	1,417,149
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	1,616,947	1,592,212
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $56,924,546)			56,377,464

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $683,000)	3,192

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(j),(k)	29,962,009	29,956,017
Total Money Market Funds (Cost $29,954,902)		29,956,017
Total Investments in Securities (Cost: $1,240,500,349)		1,146,606,039
Other Assets & Liabilities, Net		(257,233,549)
Net Assets		889,372,490
At December 31, 2023, securities and/or cash totaling $5,706,821 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	237	03/2024	USD	48,801,633	506,857	—
U.S. Treasury 5-Year Note	1,594	03/2024	USD	173,384,860	3,973,129	—
Total					4,479,986	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(156)	03/2024	USD	(19,490,250)	—	(1,451,215)
U.S. Treasury 10-Year Note	(1,827)	03/2024	USD	(206,251,172)	—	(7,533,963)
U.S. Treasury Ultra Bond	(27)	03/2024	USD	(3,607,031)	—	(323,282)
Total					—	(9,308,460)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	20,000,000	20,000,000	3.00	01/10/2024	683,000	3,192

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(24,960,000)	(24,960,000)	3.65	1/05/2024	(162,240)	(382,205)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(25,000,000)	(25,000,000)	3.65	1/05/2024	(187,500)	(382,818)
Total							(349,740)	(765,023)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	154.091	USD	1,485,483	(271,125)	619	—	(76,117)	—	(194,389)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $147,013,838, which represents 16.53% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents a security in default.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	Represents a security purchased on a when-issued basis.
(h)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $4,884,519, which represents 0.55% of total net assets.

(i)	Valuation based on significant unobservable inputs.
(j)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(k)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	36,684,692	239,407,751	(246,134,196)	(2,230)	29,956,017	290	1,373,974	29,962,009
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Abbreviation Legend (continued)
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	52,550,429	—	52,550,429
Commercial Mortgage-Backed Securities - Agency	—	35,433,299	—	35,433,299
Commercial Mortgage-Backed Securities - Non-Agency	—	38,085,945	—	38,085,945
Residential Mortgage-Backed Securities - Agency	—	934,199,693	—	934,199,693
Residential Mortgage-Backed Securities - Non-Agency	—	51,492,945	4,884,519	56,377,464
Call Option Contracts Purchased	—	3,192	—	3,192
Money Market Funds	29,956,017	—	—	29,956,017
Total Investments in Securities	29,956,017	1,111,765,503	4,884,519	1,146,606,039
Investments in Derivatives
Asset
Futures Contracts	4,479,986	—	—	4,479,986
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(9,308,460)	—	—	(9,308,460)
Call Option Contracts Written	—	(765,023)	—	(765,023)
Swap Contracts	—	(194,389)	—	(194,389)
Total	25,127,543	1,110,806,091	4,884,519	1,140,818,153
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,209,862,447)	$1,116,646,830
Affiliated issuers (cost $29,954,902)	29,956,017
Option contracts purchased (cost $683,000)	3,192
Cash collateral held at broker for:
Option contracts written	341,000
Other(a)	629,000
Receivable for:
Investments sold	2,707
Investments sold on a delayed delivery basis	17,722,083
Capital shares sold	65,937
Dividends	112,082
Interest	3,790,336
Variation margin for futures contracts	210,204
Prepaid expenses	9,740
Total assets	1,169,489,128
Liabilities
Option contracts written, at value (premiums received $349,740)	765,023
Due to custodian	2,026
Unrealized depreciation on swap contracts	194,389
Upfront receipts on swap contracts	76,117
Payable for:
Investments purchased on a delayed delivery basis	278,429,202
Capital shares redeemed	463,814
Management services fees	10,432
Distribution and/or service fees	371
Service fees	5,846
Compensation of chief compliance officer	164
Compensation of board members	1,462
Other expenses	30,921
Deferred compensation of board members	136,871
Total liabilities	280,116,638
Net assets applicable to outstanding capital stock	$889,372,490
Represented by
Paid in capital	1,034,689,343
Total distributable earnings (loss)	(145,316,853)
Total - representing net assets applicable to outstanding capital stock	$889,372,490
Class 1
Net assets	$803,833,223
Shares outstanding	89,991,210
Net asset value per share	$8.93
Class 2
Net assets	$22,788,366
Shares outstanding	2,557,863
Net asset value per share	$8.91
Class 3
Net assets	$62,750,901
Shares outstanding	7,023,444
Net asset value per share	$8.93

(a)	Includes collateral related to option contracts purchased, option contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
19

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$1,373,974
Interest	31,789,698
Interfund lending	3,600
Total income	33,167,272
Expenses:
Management services fees	3,744,151
Distribution and/or service fees
Class 2	57,154
Class 3	80,267
Service fees	70,918
Custodian fees	35,013
Printing and postage fees	20,008
Accounting services fees	40,290
Legal fees	23,148
Interest on collateral	49,896
Compensation of chief compliance officer	166
Compensation of board members	21,912
Deferred compensation of board members	15,614
Other	20,231
Total expenses	4,178,768
Net investment income	28,988,504
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(14,869,477)
Investments — affiliated issuers	290
Futures contracts	3,822,215
Option contracts purchased	(2,666,265)
Option contracts written	1,001,925
Swap contracts	(650,031)
Net realized loss	(13,361,343)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	37,873,810
Investments — affiliated issuers	(2,230)
Futures contracts	(5,255,782)
Option contracts purchased	429,018
Option contracts written	(1,004,054)
Swap contracts	250,305
Net change in unrealized appreciation (depreciation)	32,291,067
Net realized and unrealized gain	18,929,724
Net increase in net assets resulting from operations	$47,918,228
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$28,988,504	$24,436,989
Net realized loss	(13,361,343)	(49,786,312)
Net change in unrealized appreciation (depreciation)	32,291,067	(126,291,235)
Net increase (decrease) in net assets resulting from operations	47,918,228	(151,640,558)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(22,037,982)	(18,641,016)
Class 2	(582,574)	(438,338)
Class 3	(1,701,033)	(1,483,948)
Total distributions to shareholders	(24,321,589)	(20,563,302)
Decrease in net assets from capital stock activity	(19,541,827)	(49,338,414)
Total increase (decrease) in net assets	4,054,812	(221,542,274)
Net assets at beginning of year	885,317,678	1,106,859,952
Net assets at end of year	$889,372,490	$885,317,678

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	339,411	2,953,510	463,317	4,204,040
Distributions reinvested	2,571,526	22,037,982	1,983,087	18,641,016
Shares redeemed	(4,378,732)	(37,666,990)	(6,716,612)	(62,858,001)
Net decrease	(1,467,795)	(12,675,498)	(4,270,208)	(40,012,945)
Class 2
Shares sold	288,074	2,512,830	603,458	5,378,299
Distributions reinvested	68,058	582,574	46,731	438,338
Shares redeemed	(547,216)	(4,741,712)	(729,381)	(6,860,686)
Net decrease	(191,084)	(1,646,308)	(79,192)	(1,044,049)
Class 3
Shares sold	255,179	2,243,125	142,360	1,378,679
Distributions reinvested	198,256	1,701,033	157,867	1,483,948
Shares redeemed	(1,060,954)	(9,164,179)	(1,185,016)	(11,144,047)
Net decrease	(607,519)	(5,220,021)	(884,789)	(8,281,420)
Total net decrease	(2,266,398)	(19,541,827)	(5,234,189)	(49,338,414)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$8.69	0.29	0.20	0.49	(0.25)	—	(0.25)
Year Ended 12/31/2022	$10.34	0.24	(1.69)	(1.45)	(0.20)	—	(0.20)
Year Ended 12/31/2021	$10.83	0.20	(0.30)	(0.10)	(0.22)	(0.17)	(0.39)
Year Ended 12/31/2020	$10.62	0.25	0.29	0.54	(0.29)	(0.04)	(0.33)
Year Ended 12/31/2019	$10.23	0.30	0.38	0.68	(0.29)	—	(0.29)
Class 2
Year Ended 12/31/2023	$8.67	0.27	0.19	0.46	(0.22)	—	(0.22)
Year Ended 12/31/2022	$10.31	0.21	(1.67)	(1.46)	(0.18)	—	(0.18)
Year Ended 12/31/2021	$10.80	0.17	(0.29)	(0.12)	(0.20)	(0.17)	(0.37)
Year Ended 12/31/2020	$10.59	0.22	0.29	0.51	(0.26)	(0.04)	(0.30)
Year Ended 12/31/2019	$10.20	0.27	0.39	0.66	(0.27)	—	(0.27)
Class 3
Year Ended 12/31/2023	$8.69	0.28	0.19	0.47	(0.23)	—	(0.23)
Year Ended 12/31/2022	$10.34	0.22	(1.68)	(1.46)	(0.19)	—	(0.19)
Year Ended 12/31/2021	$10.83	0.19	(0.30)	(0.11)	(0.21)	(0.17)	(0.38)
Year Ended 12/31/2020	$10.62	0.24	0.28	0.52	(0.27)	(0.04)	(0.31)
Year Ended 12/31/2019	$10.23	0.28	0.39	0.67	(0.28)	—	(0.28)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Class 1	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	0.01%
Class 2	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	0.01%
Class 3	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$8.93	5.70%	0.46% (c)	0.46% (c)	3.33%	321%	$803,833
Year Ended 12/31/2022	$8.69	(14.14% )	0.45% (c)	0.45% (c)	2.54%	301%	$795,136
Year Ended 12/31/2021	$10.34	(0.95% )	0.45% (c)	0.45% (c)	1.88%	302%	$989,683
Year Ended 12/31/2020	$10.83	5.09%	0.46% (c)	0.46% (c)	2.32%	332%	$905,531
Year Ended 12/31/2019	$10.62	6.73%	0.46% (c)	0.46% (c)	2.83%	335%	$888,047
Class 2
Year Ended 12/31/2023	$8.91	5.43%	0.71% (c)	0.71% (c)	3.07%	321%	$22,788
Year Ended 12/31/2022	$8.67	(14.32% )	0.70% (c)	0.70% (c)	2.29%	301%	$23,834
Year Ended 12/31/2021	$10.31	(1.20% )	0.70% (c)	0.70% (c)	1.62%	302%	$29,150
Year Ended 12/31/2020	$10.80	4.85%	0.71% (c)	0.71% (c)	2.07%	332%	$28,163
Year Ended 12/31/2019	$10.59	6.50%	0.71% (c)	0.71% (c)	2.57%	335%	$25,616
Class 3
Year Ended 12/31/2023	$8.93	5.55%	0.59% (c)	0.59% (c)	3.20%	321%	$62,751
Year Ended 12/31/2022	$8.69	(14.26% )	0.58% (c)	0.58% (c)	2.41%	301%	$66,348
Year Ended 12/31/2021	$10.34	(1.07% )	0.58% (c)	0.58% (c)	1.74%	302%	$88,027
Year Ended 12/31/2020	$10.83	4.96%	0.58% (c)	0.58% (c)	2.20%	332%	$97,082
Year Ended 12/31/2019	$10.62	6.61%	0.59% (c)	0.59% (c)	2.71%	335%	$94,876
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
23

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
26
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure.  These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
28
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,479,986 *
Interest rate risk	Investments, at value — Option contracts purchased	3,192
Total		4,483,178

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	194,389 *
Credit risk	Upfront receipts on swap contracts	76,117
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	9,308,460 *
Interest rate risk	Option contracts written, at value	765,023
Total		10,343,989

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(650,031)	(650,031)
Interest rate risk	3,822,215	(2,666,265)	1,001,925	—	2,157,875
Total	3,822,215	(2,666,265)	1,001,925	(650,031)	1,507,844

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	250,305	250,305
Interest rate risk	(5,255,782)	429,018	(1,004,054)	—	(5,830,818)
Total	(5,255,782)	429,018	(1,004,054)	250,305	(5,580,513)
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	146,712,917
Futures contracts — short	168,202,570
Credit default swap contracts — sell protection	7,032,896

Derivative instrument	Average value ($)
Option contracts purchased	1,159,272
Option contracts written	(635,401)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested
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Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Citi ($)	Morgan Stanley ($)	Total ($)
Assets
Call option contracts purchased	-	3,192	3,192
Liabilities
Call option contracts written	382,205	382,818	765,023
OTC credit default swap contracts (a)	-	270,506	270,506
Total liabilities	382,205	653,324	1,035,529
Total financial and derivative net assets	(382,205)	(650,132)	(1,032,337)
Total collateral received (pledged) (b)	(341,000)	(629,000)	(970,000)
Net amount (c)	(42,205)	(21,132)	(62,337)

(a)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
32
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.43% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
33

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.51%	0.57%
Class 2	0.76	0.82
Class 3	0.635	0.695
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for derivative investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,992)	1,992	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
24,321,589	—	24,321,589	20,563,302	—	20,563,302
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
34
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
28,832,239	—	(68,812,797)	(105,199,423)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,245,941,460	11,822,220	(117,021,643)	(105,199,423)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(34,526,931)	(34,285,866)	(68,812,797)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,565,742,809 and $3,585,778,652, respectively, for the year ended December 31, 2023, of which $3,502,801,623 and $3,511,539,918, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
35

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,723,077	5.74	13
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
36
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
37

Notes to Financial Statements (continued)
December 31, 2023
mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 98.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
38
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
39

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

40
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
42
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
43

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

44
Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – U.S. Government Mortgage Fund  | Annual Report 2023
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Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7027_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Index Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.

Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao, CFA
Portfolio Manager
Managed Fund since 2020

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	04/25/11	25.96	15.37	11.69
Class 2	04/25/11	25.65	15.08	11.42
Class 3	05/01/00	25.82	15.23	11.56
S&P 500 Index		26.29	15.69	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index (the Index), an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	8.6
Consumer Discretionary	10.8
Consumer Staples	6.2
Energy	3.9
Financials	13.0
Health Care	12.6
Industrials	8.8
Information Technology	28.9
Materials	2.4
Real Estate	2.5
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 47.20% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Large Cap Index Fund returned 25.65%. The Fund’s benchmark, the unmanaged S&P 500 Index, returned 26.29% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
Following weak performance in 2022, the U.S. equity market, as measured by the S&P 500 Index, rebounded with a robust return in 2023, closing the calendar year with the best fourth quarter since 2003. Despite a wide range of potential challenges, including a regional bank crisis in March, U.S. equities overall were propelled through most of the first half of the year by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the U.S. Federal Reserve’s (Fed) tightening cycle. Following two quarters of strong equity market gains, the broad U.S. equity market stumbled in the third calendar quarter amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally was further supported by an October jobs report and inflation data that both showed signs of softening, reinforcing hopes the Fed could soon be done raising rates. The rally extended into December, as hopes for a soft economic landing were further propelled by fresh data and Fed signals. The Fed voted in December to hold rates steady and forecasted three rate cuts in 2024. The news amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of the year.
For the annual period overall, all capitalization segments within the U.S. equity market, posted double-digit positive returns, with large-cap stocks the strongest. Mid-cap stocks and small-cap stocks followed, with these two market segments posting returns similar to each other. From a style perspective, growth-oriented stocks materially outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market.
The Fund’s notable contributors during the period
•
Nine of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2023.
•
In terms of total return, the information technology sector was the best relative performer, followed by the communication services and consumer discretionary sectors.
•
Similarly, on the basis of impact, which takes weightings and total returns into account, information technology contributed most to the S&P 500 Index returns, followed at some distance by the communication services and consumer discretionary sectors.
•
The industries contributing most positively to the S&P 500 Index returns for the annual period were semiconductors and semiconductor equipment; software; interactive media and services; technology hardware storage and peripherals; and broadline retail.
•
The top individual contributors within the S&P 500 Index were information technology leaders Microsoft Corp., Apple Inc. and NVIDIA Corp., e-commerce retailing behemoth Amazon.com, Inc. and communication services giant Meta Platforms, Inc. Class A.
•
Information technology remained the largest sector by weighting in the S&P 500 Index as of December 31, 2023, with a weighting of 28.86%.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•
The utilities and energy sectors were the weakest both from a total return perspective, the only two to post negative absolute returns, and on the basis of impact. The consumer staples sector generated a modestly positive return but also significantly lagged the S&P 500 Index during the annual period.
•
The industries that detracted most from the S&P 500 Index returns for the annual period were oil, gas and consumable fuels; electric utilities; life sciences tools and services; food products; and health care providers and services.
•
Top individual detractors from the S&P 500 Index were pharmaceuticals companies Pfizer Inc. and Bristol-Myers Squibb Co.; health care products company Johnson & Johnson; energy company Chevron Corp.; and utilities company NextEra Energy, Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,078.80	1,023.68	1.30	1.26	0.25
Class 2	1,000.00	1,000.00	1,077.60	1,022.44	2.59	2.52	0.50
Class 3	1,000.00	1,000.00	1,078.40	1,023.04	1.97	1.92	0.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 8.5%
Diversified Telecommunication Services 0.7%
AT&T, Inc.	329,443	5,528,053
Verizon Communications, Inc.	193,707	7,302,754
Total		12,830,807
Entertainment 1.2%
Electronic Arts, Inc.	11,277	1,542,806
Live Nation Entertainment, Inc.(a)	6,538	611,957
Netflix, Inc.(a)	20,166	9,818,422
Take-Two Interactive Software, Inc.(a)	7,287	1,172,843
Walt Disney Co. (The)	84,309	7,612,259
Warner Bros Discovery, Inc.(a)	102,247	1,163,571
Total		21,921,858
Interactive Media & Services 5.7%
Alphabet, Inc., Class A(a)	272,677	38,090,250
Alphabet, Inc., Class C(a)	229,492	32,342,308
Match Group, Inc.(a)	12,524	457,126
Meta Platforms, Inc., Class A(a)	102,270	36,199,489
Total		107,089,173
Media 0.7%
Charter Communications, Inc., Class A(a)	4,635	1,801,532
Comcast Corp., Class A	185,024	8,113,303
Fox Corp., Class A	11,391	337,971
Fox Corp., Class B	6,079	168,084
Interpublic Group of Companies, Inc. (The)	17,647	575,998
News Corp., Class A	17,535	430,484
News Corp., Class B	5,290	136,059
Omnicom Group, Inc.	9,120	788,971
Paramount Global, Class B	22,230	328,782
Total		12,681,184
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.	23,446	3,759,097
Total Communication Services		158,282,119
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 10.8%
Automobile Components 0.1%
Aptiv PLC(a)	13,033	1,169,321
BorgWarner, Inc.	10,830	388,255
Total		1,557,576
Automobiles 2.0%
Ford Motor Co.	181,175	2,208,523
General Motors Co.	63,100	2,266,552
Tesla, Inc.(a)	127,430	31,663,807
Total		36,138,882
Broadline Retail 3.5%
Amazon.com, Inc.(a)	419,011	63,664,531
eBay, Inc.	23,913	1,043,085
Etsy, Inc.(a)	5,517	447,153
Total		65,154,769
Distributors 0.1%
Genuine Parts Co.	6,460	894,710
LKQ Corp.	12,330	589,251
Pool Corp.	1,782	710,501
Total		2,194,462
Hotels, Restaurants & Leisure 2.2%
Airbnb, Inc., Class A(a)	20,031	2,727,020
Booking Holdings, Inc.(a)	1,608	5,703,930
Caesars Entertainment, Inc.(a)	9,939	465,940
Carnival Corp.(a)	46,421	860,645
Chipotle Mexican Grill, Inc.(a)	1,265	2,893,004
Darden Restaurants, Inc.	5,544	910,879
Domino’s Pizza, Inc.	1,607	662,454
Expedia Group, Inc.(a)	6,143	932,446
Hilton Worldwide Holdings, Inc.	11,816	2,151,575
Las Vegas Sands Corp.	17,009	837,013
Marriott International, Inc., Class A	11,367	2,563,372
McDonald’s Corp.	33,421	9,909,661
MGM Resorts International(a)	12,591	562,566
Norwegian Cruise Line Holdings Ltd.(a)	19,602	392,824
Royal Caribbean Cruises Ltd.(a)	10,862	1,406,520
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Starbucks Corp.	52,646	5,054,543
Wynn Resorts Ltd.	4,423	402,980
Yum! Brands, Inc.	12,915	1,687,474
Total		40,124,846
Household Durables 0.4%
D.R. Horton, Inc.	13,886	2,110,394
Garmin Ltd.	7,053	906,593
Lennar Corp., Class A	11,526	1,717,835
Mohawk Industries, Inc.(a)	2,435	252,023
NVR, Inc.(a)	146	1,022,066
PulteGroup, Inc.	9,934	1,025,387
Whirlpool Corp.	2,527	307,713
Total		7,342,011
Leisure Products 0.0%
Hasbro, Inc.	6,009	306,820
Specialty Retail 2.0%
AutoZone, Inc.(a)	813	2,102,101
Bath & Body Works, Inc.	10,477	452,187
Best Buy Co., Inc.	8,925	698,649
CarMax, Inc.(a)	7,311	561,046
Home Depot, Inc. (The)	46,079	15,968,678
Lowe’s Companies, Inc.	26,591	5,917,827
O’Reilly Automotive, Inc.(a)	2,726	2,589,918
Ross Stores, Inc.	15,603	2,159,299
TJX Companies, Inc. (The)	52,714	4,945,100
Tractor Supply Co.	4,981	1,071,065
Ulta Beauty, Inc.(a)	2,268	1,111,297
Total		37,577,167
Textiles, Apparel & Luxury Goods 0.5%
lululemon athletica, Inc.(a)	5,306	2,712,905
NIKE, Inc., Class B	56,397	6,123,022
Ralph Lauren Corp.	1,832	264,174
Tapestry, Inc.	10,560	388,714
VF Corp.	15,230	286,324
Total		9,775,139
Total Consumer Discretionary		200,171,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.1%
Beverages 1.5%
Brown-Forman Corp., Class B	8,431	481,410
Coca-Cola Co. (The)	179,284	10,565,206
Constellation Brands, Inc., Class A	7,447	1,800,312
Keurig Dr. Pepper, Inc.	46,389	1,545,682
Molson Coors Beverage Co., Class B	8,532	522,244
Monster Beverage Corp.(a)	34,037	1,960,872
PepsiCo, Inc.	63,348	10,759,024
Total		27,634,750
Consumer Staples Distribution & Retail 1.8%
Costco Wholesale Corp.	20,400	13,465,632
Dollar General Corp.	10,113	1,374,863
Dollar Tree, Inc.(a)	9,630	1,367,942
Kroger Co. (The)	30,492	1,393,789
Sysco Corp.	23,232	1,698,956
Target Corp.	21,269	3,029,131
Walgreens Boots Alliance, Inc.	33,039	862,648
Walmart, Inc.	65,728	10,362,019
Total		33,554,980
Food Products 0.9%
Archer-Daniels-Midland Co.	24,576	1,774,879
Bunge Global SA	6,694	675,759
Campbell Soup Co.	9,051	391,275
ConAgra Foods, Inc.	22,023	631,179
General Mills, Inc.	26,783	1,744,645
Hershey Co. (The)	6,906	1,287,555
Hormel Foods Corp.	13,345	428,508
JM Smucker Co. (The)	4,890	617,998
Kellanova	12,152	679,418
Kraft Heinz Co. (The)	36,734	1,358,423
Lamb Weston Holdings, Inc.	6,678	721,825
McCormick & Co., Inc.	11,578	792,167
Mondelez International, Inc., Class A	62,682	4,540,057
Tyson Foods, Inc., Class A	13,142	706,382
Total		16,350,070
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.2%
Church & Dwight Co., Inc.	11,352	1,073,445
Clorox Co. (The)	5,713	814,617
Colgate-Palmolive Co.	37,938	3,024,038
Kimberly-Clark Corp.	15,571	1,892,032
Procter & Gamble Co. (The)	108,595	15,913,511
Total		22,717,643
Personal Care Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	10,704	1,565,460
Kenvue, Inc.	79,411	1,709,719
Total		3,275,179
Tobacco 0.5%
Altria Group, Inc.	81,492	3,287,388
Philip Morris International, Inc.	71,528	6,729,354
Total		10,016,742
Total Consumer Staples		113,549,364
Energy 3.8%
Energy Equipment & Services 0.3%
Baker Hughes Co.	46,363	1,584,687
Halliburton Co.	41,240	1,490,826
Schlumberger NV	65,817	3,425,117
Total		6,500,630
Oil, Gas & Consumable Fuels 3.5%
APA Corp.	14,132	507,056
Chevron Corp.	80,891	12,065,702
ConocoPhillips Co.	54,711	6,350,306
Coterra Energy, Inc.	34,658	884,472
Devon Energy Corp.	29,521	1,337,301
Diamondback Energy, Inc.	8,247	1,278,945
EOG Resources, Inc.	26,869	3,249,806
EQT Corp.	18,952	732,684
Exxon Mobil Corp.	184,565	18,452,809
Hess Corp.	12,737	1,836,166
Kinder Morgan, Inc.	89,102	1,571,759
Marathon Oil Corp.	26,966	651,499
Marathon Petroleum Corp.	17,495	2,595,558
Occidental Petroleum Corp.	30,423	1,816,557
ONEOK, Inc.	26,842	1,884,845
Common Stocks (continued)
Issuer	Shares	Value ($)
Phillips 66	20,271	2,698,881
Pioneer Natural Resources Co.	10,750	2,417,460
Targa Resources Corp.	10,274	892,503
Valero Energy Corp.	15,687	2,039,310
Williams Companies, Inc. (The)	56,051	1,952,256
Total		65,215,875
Total Energy		71,716,505
Financials 12.9%
Banks 3.2%
Bank of America Corp.	317,230	10,681,134
Citigroup, Inc.	88,184	4,536,185
Citizens Financial Group, Inc.	21,482	711,913
Comerica, Inc.	6,076	339,101
Fifth Third Bancorp	31,378	1,082,227
Huntington Bancshares, Inc.	66,721	848,691
JPMorgan Chase & Co.	133,206	22,658,341
KeyCorp	43,139	621,202
M&T Bank Corp.	7,647	1,048,251
PNC Financial Services Group, Inc. (The)	18,354	2,842,117
Regions Financial Corp.	42,854	830,510
Truist Financial Corp.	61,450	2,268,734
U.S. Bancorp	71,740	3,104,907
Wells Fargo & Co.	167,331	8,236,032
Zions Bancorp	6,826	299,457
Total		60,108,802
Capital Markets 3.0%
Ameriprise Financial, Inc.(b)	4,663	1,771,147
Bank of New York Mellon Corp. (The)	35,436	1,844,444
BlackRock, Inc.	6,443	5,230,427
Blackstone, Inc.	32,739	4,286,190
Cboe Global Markets, Inc.	4,864	868,516
Charles Schwab Corp. (The)	68,571	4,717,685
CME Group, Inc.	16,587	3,493,222
FactSet Research Systems, Inc.	1,750	834,837
Franklin Resources, Inc.	12,989	386,942
Goldman Sachs Group, Inc. (The)	15,026	5,796,580
Intercontinental Exchange, Inc.	26,372	3,386,956
Invesco Ltd.	20,714	369,538
MarketAxess Holdings, Inc.	1,747	511,609
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Moody’s Corp.	7,251	2,831,951
Morgan Stanley	58,231	5,430,041
MSCI, Inc.	3,644	2,061,229
Nasdaq, Inc.	15,685	911,926
Northern Trust Corp.	9,539	804,901
Raymond James Financial, Inc.	8,659	965,478
S&P Global, Inc.	14,929	6,576,523
State Street Corp.	14,218	1,101,326
T. Rowe Price Group, Inc.	10,297	1,108,884
Total		55,290,352
Consumer Finance 0.5%
American Express Co.	26,526	4,969,381
Capital One Financial Corp.	17,548	2,300,894
Discover Financial Services	11,522	1,295,073
Synchrony Financial	19,066	728,130
Total		9,293,478
Financial Services 4.1%
Berkshire Hathaway, Inc., Class B(a)	83,832	29,899,521
Fidelity National Information Services, Inc.	27,299	1,639,851
Fiserv, Inc.(a)	27,654	3,673,557
FleetCor Technologies, Inc.(a)	3,327	940,244
Global Payments, Inc.	11,998	1,523,746
Jack Henry & Associates, Inc.	3,356	548,404
MasterCard, Inc., Class A	38,155	16,273,489
PayPal Holdings, Inc.(a)	49,676	3,050,603
Visa, Inc., Class A	73,445	19,121,406
Total		76,670,821
Insurance 2.1%
Aflac, Inc.	24,502	2,021,415
Allstate Corp. (The)	12,057	1,687,739
American International Group, Inc.	32,347	2,191,509
Aon PLC, Class A	9,225	2,684,660
Arch Capital Group Ltd.(a)	17,194	1,276,998
Arthur J Gallagher & Co.	9,948	2,237,106
Assurant, Inc.	2,423	408,251
Brown & Brown, Inc.	10,884	773,961
Chubb Ltd.	18,798	4,248,348
Cincinnati Financial Corp.	7,230	748,016
Common Stocks (continued)
Issuer	Shares	Value ($)
Everest Group Ltd.	2,000	707,160
Globe Life, Inc.	3,946	480,307
Hartford Financial Services Group, Inc. (The)	13,858	1,113,906
Loews Corp.	8,435	586,992
Marsh & McLennan Companies, Inc.	22,719	4,304,569
MetLife, Inc.	28,648	1,894,492
Principal Financial Group, Inc.	10,106	795,039
Progressive Corp. (The)	26,956	4,293,552
Prudential Financial, Inc.	16,633	1,725,008
Travelers Companies, Inc. (The)	10,524	2,004,717
Willis Towers Watson PLC	4,758	1,147,630
WR Berkley Corp.	9,387	663,849
Total		37,995,224
Total Financials		239,358,677
Health Care 12.5%
Biotechnology 2.0%
AbbVie, Inc.	81,349	12,606,655
Amgen, Inc.	24,659	7,102,285
Biogen, Inc.(a)	6,676	1,727,549
Gilead Sciences, Inc.	57,412	4,650,946
Incyte Corp.(a)	8,571	538,173
Moderna, Inc.(a)	15,284	1,519,994
Regeneron Pharmaceuticals, Inc.(a)	4,936	4,335,239
Vertex Pharmaceuticals, Inc.(a)	11,873	4,831,005
Total		37,311,846
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	79,958	8,800,977
Align Technology, Inc.(a)	3,282	899,268
Baxter International, Inc.	23,375	903,677
Becton Dickinson & Co.	13,367	3,259,276
Boston Scientific Corp.(a)	67,465	3,900,152
Cooper Companies, Inc. (The)	2,282	863,600
Dentsply Sirona, Inc.	9,762	347,430
DexCom, Inc.(a)	17,803	2,209,174
Edwards Lifesciences Corp.(a)	27,945	2,130,806
GE HealthCare Technologies, Inc.	18,039	1,394,775
Hologic, Inc.(a)	11,286	806,385
IDEXX Laboratories, Inc.(a)	3,829	2,125,286
Insulet Corp.(a)	3,217	698,025
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuitive Surgical, Inc.(a)	16,222	5,472,654
Medtronic PLC	61,305	5,050,306
ResMed, Inc.	6,777	1,165,780
STERIS PLC	4,552	1,000,757
Stryker Corp.	15,579	4,665,287
Teleflex, Inc.	2,165	539,821
Zimmer Biomet Holdings, Inc.	9,629	1,171,849
Total		47,405,285
Health Care Providers & Services 2.8%
Cardinal Health, Inc.	11,356	1,144,685
Cencora, Inc.	7,681	1,577,524
Centene Corp.(a)	24,614	1,826,605
Cigna Group (The)	13,483	4,037,484
CVS Health Corp.	59,180	4,672,853
DaVita, Inc.(a)	2,482	260,014
Elevance Health, Inc.	10,826	5,105,109
HCA Healthcare, Inc.	9,126	2,470,226
Henry Schein, Inc.(a)	6,017	455,547
Humana, Inc.	5,672	2,596,698
Laboratory Corp. of America Holdings	3,912	889,158
McKesson Corp.	6,131	2,838,530
Molina Healthcare, Inc.(a)	2,686	970,479
Quest Diagnostics, Inc.	5,181	714,356
UnitedHealth Group, Inc.	42,617	22,436,572
Universal Health Services, Inc., Class B	2,811	428,509
Total		52,424,349
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	13,481	1,874,263
Bio-Rad Laboratories, Inc., Class A(a)	964	311,266
Bio-Techne Corp.	7,287	562,265
Charles River Laboratories International, Inc.(a)	2,364	558,850
Danaher Corp.	30,302	7,010,065
Illumina, Inc.(a)	7,317	1,018,819
IQVIA Holdings, Inc.(a)	8,437	1,952,153
Mettler-Toledo International, Inc.(a)	999	1,211,747
Revvity, Inc.	5,686	621,537
Thermo Fisher Scientific, Inc.	17,802	9,449,124
Common Stocks (continued)
Issuer	Shares	Value ($)
Waters Corp.(a)	2,724	896,822
West Pharmaceutical Services, Inc.	3,409	1,200,377
Total		26,667,288
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	93,753	4,810,466
Catalent, Inc.(a)	8,306	373,189
Eli Lilly & Co.	36,742	21,417,647
Johnson & Johnson	110,917	17,385,130
Merck & Co., Inc.	116,757	12,728,848
Pfizer, Inc.	260,163	7,490,093
Viatris, Inc.	55,276	598,639
Zoetis, Inc.	21,154	4,175,165
Total		68,979,177
Total Health Care		232,787,945
Industrials 8.7%
Aerospace & Defense 1.6%
Axon Enterprise, Inc.(a)	3,245	838,281
Boeing Co. (The)(a)	26,202	6,829,813
General Dynamics Corp.	10,436	2,709,916
Howmet Aerospace, Inc.	18,023	975,405
Huntington Ingalls Industries, Inc.	1,830	475,141
L3Harris Technologies, Inc.	8,733	1,839,345
Lockheed Martin Corp.	10,174	4,611,264
Northrop Grumman Corp.	6,531	3,057,422
RTX Corp.	66,252	5,574,443
Textron, Inc.	9,031	726,273
TransDigm Group, Inc.	2,549	2,578,569
Total		30,215,872
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	5,375	464,346
Expeditors International of Washington, Inc.	6,699	852,113
FedEx Corp.	10,658	2,696,154
United Parcel Service, Inc., Class B	33,325	5,239,690
Total		9,252,303
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.5%
Allegion PLC	4,045	512,461
AO Smith Corp.	5,659	466,528
Builders FirstSource, Inc.(a)	5,686	949,221
Carrier Global Corp.	38,660	2,221,017
Johnson Controls International PLC	31,346	1,806,783
Masco Corp.	10,344	692,841
Trane Technologies PLC	10,524	2,566,804
Total		9,215,655
Commercial Services & Supplies 0.5%
Cintas Corp.	3,989	2,404,011
Copart, Inc.(a)	40,260	1,972,740
Republic Services, Inc.	9,423	1,553,947
Rollins, Inc.	12,935	564,871
Veralto Corp.	10,100	830,826
Waste Management, Inc.	16,888	3,024,641
Total		10,351,036
Construction & Engineering 0.1%
Quanta Services, Inc.	6,694	1,444,565
Electrical Equipment 0.6%
AMETEK, Inc.	10,634	1,753,440
Eaton Corp. PLC	18,398	4,430,606
Emerson Electric Co.	26,268	2,556,665
Generac Holdings, Inc.(a)	2,831	365,879
Hubbell, Inc.	2,471	812,786
Rockwell Automation, Inc.	5,284	1,640,576
Total		11,559,952
Ground Transportation 1.1%
CSX Corp.	91,052	3,156,773
JB Hunt Transport Services, Inc.	3,754	749,824
Norfolk Southern Corp.	10,419	2,462,843
Old Dominion Freight Line, Inc.	4,123	1,671,176
Uber Technologies, Inc.(a)	94,818	5,837,944
Union Pacific Corp.	28,088	6,898,974
Total		20,777,534
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.8%
3M Co.	25,448	2,781,976
General Electric Co.	50,148	6,400,389
Honeywell International, Inc.	30,376	6,370,151
Total		15,552,516
Machinery 1.8%
Caterpillar, Inc.	23,505	6,949,723
Cummins, Inc.	6,531	1,564,632
Deere & Co.	12,341	4,934,796
Dover Corp.	6,446	991,459
Fortive Corp.	16,193	1,192,291
IDEX Corp.	3,485	756,628
Illinois Tool Works, Inc.	12,616	3,304,635
Ingersoll Rand, Inc.	18,651	1,442,468
Nordson Corp.	2,496	659,343
Otis Worldwide Corp.	18,857	1,687,136
PACCAR, Inc.	24,101	2,353,463
Parker-Hannifin Corp.	5,920	2,727,344
Pentair PLC	7,616	553,759
Snap-On, Inc.	2,432	702,459
Stanley Black & Decker, Inc.	7,064	692,978
Westinghouse Air Brake Technologies Corp.	8,255	1,047,560
Xylem, Inc.	11,108	1,270,311
Total		32,830,985
Passenger Airlines 0.2%
American Airlines Group, Inc.(a)	30,112	413,739
Delta Air Lines, Inc.	29,648	1,192,739
Southwest Airlines Co.	27,466	793,218
United Airlines Holdings, Inc.(a)	15,112	623,521
Total		3,023,217
Professional Services 0.7%
Automatic Data Processing, Inc.	18,951	4,415,014
Broadridge Financial Solutions, Inc.	5,421	1,115,371
Ceridian HCM Holding, Inc.(a)	7,187	482,391
Equifax, Inc.	5,677	1,403,865
Jacobs Solutions, Inc.	5,802	753,100
Leidos Holdings, Inc.	6,336	685,809
Paychex, Inc.	14,813	1,764,376
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Paycom Software, Inc.	2,260	467,187
Robert Half, Inc.	4,879	428,962
Verisk Analytics, Inc.	6,682	1,596,063
Total		13,112,138
Trading Companies & Distributors 0.3%
Fastenal Co.	26,328	1,705,264
United Rentals, Inc.	3,123	1,790,791
W.W. Grainger, Inc.	2,035	1,686,384
Total		5,182,439
Total Industrials		162,518,212
Information Technology 28.6%
Communications Equipment 0.8%
Arista Networks, Inc.(a)	11,611	2,734,507
Cisco Systems, Inc.	186,632	9,428,649
F5, Inc.(a)	2,751	492,374
Juniper Networks, Inc.	14,692	433,120
Motorola Solutions, Inc.	7,647	2,394,199
Total		15,482,849
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	27,568	2,732,816
CDW Corp.	6,172	1,403,019
Corning, Inc.	35,380	1,077,321
Jabil, Inc.	5,895	751,023
Keysight Technologies, Inc.(a)	8,182	1,301,674
TE Connectivity Ltd.	14,319	2,011,820
Teledyne Technologies, Inc.(a)	2,174	970,234
Trimble Navigation Ltd.(a)	11,462	609,778
Zebra Technologies Corp., Class A(a)	2,366	646,699
Total		11,504,384
IT Services 1.2%
Accenture PLC, Class A	28,918	10,147,615
Akamai Technologies, Inc.(a)	6,950	822,533
Cognizant Technology Solutions Corp., Class A	23,103	1,744,970
EPAM Systems, Inc.(a)	2,659	790,627
Gartner, Inc.(a)	3,592	1,620,387
International Business Machines Corp.	42,073	6,881,039
VeriSign, Inc.(a)	4,093	842,994
Total		22,850,165
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 8.1%
Advanced Micro Devices, Inc.(a)	74,443	10,973,643
Analog Devices, Inc.	22,960	4,558,938
Applied Materials, Inc.	38,544	6,246,826
Broadcom, Inc.	20,225	22,576,156
Enphase Energy, Inc.(a)	6,292	831,425
First Solar, Inc.(a)	4,923	848,134
Intel Corp.	194,256	9,761,364
KLA Corp.	6,263	3,640,682
Lam Research Corp.	6,072	4,755,955
Microchip Technology, Inc.	24,929	2,248,097
Micron Technology, Inc.	50,593	4,317,607
Monolithic Power Systems, Inc.	2,208	1,392,762
NVIDIA Corp.	113,807	56,359,502
NXP Semiconductors NV	11,877	2,727,909
ON Semiconductor Corp.(a)	19,845	1,657,653
Qorvo, Inc.(a)	4,485	505,056
QUALCOMM, Inc.	51,282	7,416,916
Skyworks Solutions, Inc.	7,344	825,612
Teradyne, Inc.	7,044	764,415
Texas Instruments, Inc.	41,846	7,133,069
Total		149,541,721
Software 10.7%
Adobe, Inc.(a)	20,978	12,515,475
ANSYS, Inc.(a)	3,999	1,451,157
Autodesk, Inc.(a)	9,849	2,398,035
Cadence Design Systems, Inc.(a)	12,535	3,414,158
Fair Isaac Corp.(a)	1,139	1,325,807
Fortinet, Inc.(a)	29,367	1,718,851
Gen Digital, Inc.	25,979	592,841
Intuit, Inc.	12,913	8,071,012
Microsoft Corp.	342,448	128,774,146
Oracle Corp.	73,207	7,718,214
Palo Alto Networks, Inc.(a)	14,321	4,222,976
PTC, Inc.(a)	5,475	957,906
Roper Technologies, Inc.	4,922	2,683,327
Salesforce, Inc.(a)	44,832	11,797,092
ServiceNow, Inc.(a)	9,446	6,673,505
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Synopsys, Inc.(a)	7,007	3,607,974
Tyler Technologies, Inc.(a)	1,939	810,735
Total		198,733,211
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.(c)	673,610	129,690,133
Hewlett Packard Enterprise Co.	59,109	1,003,671
HP, Inc.	40,071	1,205,736
NetApp, Inc.	9,620	848,099
Seagate Technology Holdings PLC	8,964	765,257
Western Digital Corp.(a)	14,940	782,408
Total		134,295,304
Total Information Technology		532,407,634
Materials 2.4%
Chemicals 1.6%
Air Products & Chemicals, Inc.	10,236	2,802,617
Albemarle Corp.	5,407	781,203
Celanese Corp., Class A	4,614	716,877
CF Industries Holdings, Inc.	8,803	699,838
Corteva, Inc.	32,471	1,556,010
Dow, Inc.	32,317	1,772,264
DuPont de Nemours, Inc.	19,815	1,524,368
Eastman Chemical Co.	5,463	490,687
Ecolab, Inc.	11,693	2,319,307
FMC Corp.	5,748	362,411
International Flavors & Fragrances, Inc.	11,762	952,369
Linde PLC	22,342	9,176,083
LyondellBasell Industries NV, Class A	11,807	1,122,610
Mosaic Co. (The)	15,059	538,058
PPG Industries, Inc.	10,865	1,624,861
Sherwin-Williams Co. (The)	10,850	3,384,115
Total		29,823,678
Construction Materials 0.2%
Martin Marietta Materials, Inc.	2,848	1,420,896
Vulcan Materials Co.	6,122	1,389,755
Total		2,810,651
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.2%
Amcor PLC	66,595	641,976
Avery Dennison Corp.	3,711	750,216
Ball Corp.	14,528	835,651
International Paper Co.	15,943	576,339
Packaging Corp. of America	4,130	672,818
WestRock Co.	11,814	490,517
Total		3,967,517
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	66,072	2,812,685
Newmont Corp.	53,102	2,197,892
Nucor Corp.	11,327	1,971,351
Steel Dynamics, Inc.	7,008	827,645
Total		7,809,573
Total Materials		44,411,419
Real Estate 2.5%
Health Care REITs 0.2%
Healthpeak Properties, Inc.	25,207	499,099
Ventas, Inc.	18,540	924,033
Welltower, Inc.	25,502	2,299,515
Total		3,722,647
Hotel & Resort REITs 0.0%
Host Hotels & Resorts, Inc.	32,504	632,853
Industrial REITs 0.3%
Prologis, Inc.	42,573	5,674,981
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	7,206	913,505
Boston Properties, Inc.	6,653	466,841
Total		1,380,346
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(a)	14,044	1,307,356
CoStar Group, Inc.(a)	18,816	1,644,330
Total		2,951,686
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Residential REITs 0.3%
AvalonBay Communities, Inc.	6,543	1,224,980
Camden Property Trust	4,920	488,507
Equity Residential	15,921	973,728
Essex Property Trust, Inc.	2,957	733,159
Invitation Homes, Inc.	26,505	904,086
Mid-America Apartment Communities, Inc.	5,376	722,857
UDR, Inc.	13,943	533,877
Total		5,581,194
Retail REITs 0.3%
Federal Realty Investment Trust	3,385	348,824
Kimco Realty Corp.	30,640	652,938
Realty Income Corp.	33,355	1,915,244
Regency Centers Corp.	7,569	507,123
Simon Property Group, Inc.	15,032	2,144,165
Total		5,568,294
Specialized REITs 1.1%
American Tower Corp.	21,479	4,636,887
Crown Castle, Inc.	19,997	2,303,454
Digital Realty Trust, Inc.	13,954	1,877,929
Equinix, Inc.	4,326	3,484,117
Extra Space Storage, Inc.	9,735	1,560,813
Iron Mountain, Inc.	13,454	941,511
Public Storage	7,292	2,224,060
SBA Communications Corp.	4,971	1,261,093
VICI Properties, Inc.	47,667	1,519,624
Weyerhaeuser Co.	33,635	1,169,489
Total		20,978,977
Total Real Estate		46,490,978
Utilities 2.3%
Electric Utilities 1.5%
Alliant Energy Corp.	11,758	603,185
American Electric Power Co., Inc.	24,230	1,967,961
Constellation Energy Corp.	14,716	1,720,153
Duke Energy Corp.	35,511	3,445,988
Edison International	17,660	1,262,514
Entergy Corp.	9,744	985,995
Evergy, Inc.	10,585	552,537
Common Stocks (continued)
Issuer	Shares	Value ($)
Eversource Energy	16,095	993,383
Exelon Corp.	45,866	1,646,590
FirstEnergy Corp.	23,796	872,361
NextEra Energy, Inc.	94,534	5,741,995
NRG Energy, Inc.	10,402	537,783
PG&E Corp.	98,303	1,772,403
Pinnacle West Capital Corp.	5,225	375,364
PPL Corp.	33,964	920,424
Southern Co. (The)	50,251	3,523,600
Xcel Energy, Inc.	25,425	1,574,062
Total		28,496,298
Gas Utilities 0.0%
Atmos Energy Corp.	6,842	792,988
Independent Power and Renewable Electricity Producers 0.0%
AES Corp. (The)	30,854	593,940
Multi-Utilities 0.7%
Ameren Corp.	12,115	876,399
CenterPoint Energy, Inc.	29,084	830,930
CMS Energy Corp.	13,443	780,635
Consolidated Edison, Inc.	15,906	1,446,969
Dominion Energy, Inc.	38,556	1,812,132
DTE Energy Co.	9,500	1,047,470
NiSource, Inc.	19,041	505,538
Public Service Enterprise Group, Inc.	22,960	1,404,004
Sempra	28,997	2,166,946
WEC Energy Group, Inc.	14,534	1,223,327
Total		12,094,350
Water Utilities 0.1%
American Water Works Co., Inc.	8,971	1,184,082
Total Utilities		43,161,658
Total Common Stocks (Cost $998,712,475)		1,844,856,183

The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(d)	16,102,535	16,099,315
Total Money Market Funds (Cost $16,098,329)		16,099,315
Total Investments in Securities (Cost: $1,014,810,804)		1,860,955,498
Other Assets & Liabilities, Net		(56,201)
Net Assets		1,860,899,297
At December 31, 2023, securities and/or cash totaling $3,157,492 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	76	03/2024	USD	18,316,000	679,151	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	1,556,539	—	(11,047)	225,655	1,771,147	103,420	25,934	4,663
Columbia Short-Term Cash Fund, 5.569%
	15,170,108	85,278,840	(84,349,279)	(354)	16,099,315	(735)	746,067	16,102,535
Total	16,726,647			225,301	17,870,462	102,685	772,001

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	158,282,119	—	—	158,282,119
Consumer Discretionary	200,171,672	—	—	200,171,672
Consumer Staples	113,549,364	—	—	113,549,364
Energy	71,716,505	—	—	71,716,505
Financials	239,358,677	—	—	239,358,677
Health Care	232,787,945	—	—	232,787,945
Industrials	162,518,212	—	—	162,518,212
Information Technology	532,407,634	—	—	532,407,634
Materials	44,411,419	—	—	44,411,419
Real Estate	46,490,978	—	—	46,490,978
Utilities	43,161,658	—	—	43,161,658
Total Common Stocks	1,844,856,183	—	—	1,844,856,183
Money Market Funds	16,099,315	—	—	16,099,315
Total Investments in Securities	1,860,955,498	—	—	1,860,955,498
Investments in Derivatives
Asset
Futures Contracts	679,151	—	—	679,151
Total	1,861,634,649	—	—	1,861,634,649
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $998,153,259)	$1,843,085,036
Affiliated issuers (cost $16,657,545)	17,870,462
Receivable for:
Capital shares sold	66,169
Dividends	1,766,045
Foreign tax reclaims	18,475
Expense reimbursement due from Investment Manager	652
Prepaid expenses	12,659
Total assets	1,862,819,498
Liabilities
Due to custodian	2,425
Payable for:
Investments purchased	44,303
Capital shares redeemed	1,601,072
Variation margin for futures contracts	46,550
Management services fees	10,236
Distribution and/or service fees	3,701
Service fees	46,638
Compensation of chief compliance officer	331
Compensation of board members	2,184
Other expenses	66,801
Deferred compensation of board members	95,960
Total liabilities	1,920,201
Net assets applicable to outstanding capital stock	$1,860,899,297
Represented by
Trust capital	$1,860,899,297
Total - representing net assets applicable to outstanding capital stock	$1,860,899,297
Class 1
Net assets	$916,314,912
Shares outstanding	22,696,827
Net asset value per share	$40.37
Class 2
Net assets	$132,360,265
Shares outstanding	3,381,773
Net asset value per share	$39.14
Class 3
Net assets	$812,224,120
Shares outstanding	20,422,364
Net asset value per share	$39.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
19

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$27,422,778
Dividends — affiliated issuers	772,001
Foreign taxes withheld	(7,343)
Total income	28,187,436
Expenses:
Management services fees	3,363,258
Distribution and/or service fees
Class 2	246,955
Class 3	923,287
Service fees	536,679
Custodian fees	26,275
Printing and postage fees	30,437
Licensing fees and expenses	182,577
Accounting services fees	30,090
Legal fees	33,403
Interest on collateral	527
Compensation of chief compliance officer	340
Compensation of board members	31,958
Deferred compensation of board members	15,362
Other	31,209
Total expenses	5,452,357
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(76,157)
Total net expenses	5,376,200
Net investment income	22,811,236
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,913,805
Investments — affiliated issuers	102,685
Futures contracts	1,788,890
Net realized gain	41,805,380
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	323,854,375
Investments — affiliated issuers	225,301
Futures contracts	1,217,349
Net change in unrealized appreciation (depreciation)	325,297,025
Net realized and unrealized gain	367,102,405
Net increase in net assets resulting from operations	$389,913,641
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$22,811,236	$20,795,445
Net realized gain	41,805,380	14,845,162
Net change in unrealized appreciation (depreciation)	325,297,025	(375,320,548)
Net increase (decrease) in net assets resulting from operations	389,913,641	(339,679,941)
Increase (decrease) in net assets from capital stock activity	(53,954,838)	14,682,657
Total increase (decrease) in net assets	335,958,803	(324,997,284)
Net assets at beginning of year	1,524,940,494	1,849,937,778
Net assets at end of year	$1,860,899,297	$1,524,940,494

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	945,949	34,218,490	1,277,557	41,750,318
Shares redeemed	(2,636,470)	(96,357,997)	(1,045,214)	(35,602,655)
Net increase (decrease)	(1,690,521)	(62,139,507)	232,343	6,147,663
Class 2
Shares sold	1,309,291	45,838,679	1,209,861	40,293,552
Shares redeemed	(155,137)	(5,509,594)	(111,912)	(3,687,478)
Net increase	1,154,154	40,329,085	1,097,949	36,606,074
Class 3
Shares sold	504,043	17,818,075	708,135	23,521,650
Shares redeemed	(1,402,920)	(49,962,491)	(1,544,160)	(51,592,730)
Net decrease	(898,877)	(32,144,416)	(836,025)	(28,071,080)
Total net increase (decrease)	(1,435,244)	(53,954,838)	494,267	14,682,657
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$32.05	0.51	7.81	8.32
Year Ended 12/31/2022	$39.25	0.46	(7.66)	(7.20)
Year Ended 12/31/2021	$30.57	0.40	8.28	8.68
Year Ended 12/31/2020	$25.90	0.45	4.22	4.67
Year Ended 12/31/2019	$19.75	0.44	5.71	6.15
Class 2
Year Ended 12/31/2023	$31.15	0.41	7.58	7.99
Year Ended 12/31/2022	$38.24	0.37	(7.46)	(7.09)
Year Ended 12/31/2021	$29.86	0.31	8.07	8.38
Year Ended 12/31/2020	$25.36	0.37	4.13	4.50
Year Ended 12/31/2019	$19.39	0.37	5.60	5.97
Class 3
Year Ended 12/31/2023	$31.61	0.46	7.70	8.16
Year Ended 12/31/2022	$38.76	0.41	(7.56)	(7.15)
Year Ended 12/31/2021	$30.23	0.35	8.18	8.53
Year Ended 12/31/2020	$25.65	0.41	4.17	4.58
Year Ended 12/31/2019	$19.58	0.40	5.67	6.07

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$40.37	25.96%	0.25% (c)	0.25% (c)	1.42%	2%	$916,315
Year Ended 12/31/2022	$32.05	(18.34% )	0.25% (c)	0.25% (c)	1.36%	2%	$781,574
Year Ended 12/31/2021	$39.25	28.39%	0.25% (c)	0.25% (c)	1.14%	5%	$947,973
Year Ended 12/31/2020	$30.57	18.03%	0.26% (d)	0.26% (d)	1.72%	9%	$742,971
Year Ended 12/31/2019	$25.90	31.14%	0.26%	0.26%	1.91%	2%	$599,584
Class 2
Year Ended 12/31/2023	$39.14	25.65%	0.51% (c)	0.50% (c)	1.18%	2%	$132,360
Year Ended 12/31/2022	$31.15	(18.54% )	0.50% (c)	0.50% (c)	1.15%	2%	$69,385
Year Ended 12/31/2021	$38.24	28.07%	0.50% (c)	0.50% (c)	0.89%	5%	$43,195
Year Ended 12/31/2020	$29.86	17.74%	0.51% (d)	0.51% (d)	1.48%	9%	$11,359
Year Ended 12/31/2019	$25.36	30.79%	0.51%	0.51%	1.63%	2%	$11,354
Class 3
Year Ended 12/31/2023	$39.77	25.82%	0.38% (c)	0.38% (c)	1.30%	2%	$812,224
Year Ended 12/31/2022	$31.61	(18.45% )	0.38% (c)	0.38% (c)	1.23%	2%	$673,982
Year Ended 12/31/2021	$38.76	28.22%	0.38% (c)	0.38% (c)	1.01%	5%	$858,770
Year Ended 12/31/2020	$30.23	17.85%	0.38% (d)	0.38% (d)	1.59%	9%	$689,960
Year Ended 12/31/2019	$25.65	31.00%	0.39%	0.39%	1.76%	2%	$599,751
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
23

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	679,151 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,788,890

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,217,349
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	16,295,070
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
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Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.25%	0.26%
Class 2	0.50	0.51
Class 3	0.375	0.385
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $39,957,095 and $68,277,721, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
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Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 99.4% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
33

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

34
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
36
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

38
Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Large Cap Index Fund  | Annual Report 2023
39

Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7014_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Select Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital.

Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2021
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2023
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	25.24	13.07	9.65
Class 2	05/03/10	24.92	12.79	9.38
Class 3	05/01/01	25.08	12.93	9.51
Russell Midcap Growth Index		25.87	13.81	10.57
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	9.4
Consumer Discretionary	14.5
Consumer Staples	3.8
Energy	4.6
Financials	7.2
Health Care	16.7
Industrials	20.6
Information Technology	21.6
Real Estate	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 35.04% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Growth Fund returned 24.92%. The Fund’s benchmark, the Russell Midcap Growth Index returned 25.87% for the same time period.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002.
Although markets ended the year with solid, broad-based results, trajectory throughout the period was neither smooth nor steady. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve, long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington, D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
On the upside, unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors, despite well-publicized concerns about positive results driven by only a few mega-cap stocks associated with AI.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited pivot by the U.S. Federal Reserve (Fed) was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 Index coming close to its all-time best as well. Mid-cap growth stocks, as measured by the Russell Midcap Growth Index, benefited as well and more than recovered from their low point at the end of October.
The Fund experienced an increase in portfolio turnover during the period due to a change in the Fund’s portfolio management team and changing market conditions in the fall that heralded a shift in risk parameters.
The Fund’s notable detractors during the period
•
Selection within the consumer discretionary sector weighed most on the Fund’s performance relative to its benchmark during the period. Stock selection within the financials sector also negatively impacted relative results.
•
Overall sector allocation disappointed versus the benchmark, particularly underweights to the financials and industrials sectors and an overweight to the real estate sector.
•
Individual holdings that weighed most on relative results included life sciences company Bio-Techne Corp., semiconductor manufacturer Lattice Semiconductor Corp., robotic-assisted surgery pioneer Intuitive Surgical, Inc. and online payroll services and human capital management software company Paycom Software, Inc.
The Fund’s notable contributors during the period
•
Strong broad-based security selection drove the Fund’s strong absolute performance during the period. Selections within the information technology sector benefited Fund performance most relative to the benchmark. Security selection within the materials, communication services, consumer staples and health care sectors also contributed to results versus the benchmark.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
An underweight allocation to the energy sector, which barely eked out a positive return for the benchmark during the period, also bolstered relative results.
•
Individual contributors to relative results during the period included less-than-truckload carrier XPO, Inc., semiconductor company Lam Research Corp., database platform company MongoDB, Inc. and online travel company Booking Holdings, Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater thaninvestments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,042.00	1,020.84	4.17	4.13	0.82
Class 2	1,000.00	1,000.00	1,040.80	1,019.60	5.44	5.39	1.07
Class 3	1,000.00	1,000.00	1,041.30	1,020.19	4.83	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 9.3%
Entertainment 4.8%
Roblox Corp., Class A(a)	61,476	2,810,683
Spotify Technology SA(a)	21,999	4,133,832
Take-Two Interactive Software, Inc.(a)	68,747	11,064,829
Warner Music Group Corp., Class A	103,373	3,699,720
Total		21,709,064
Interactive Media & Services 2.3%
Pinterest, Inc., Class A(a)	205,358	7,606,460
ZoomInfo Technologies, Inc.(a)	152,903	2,827,177
Total		10,433,637
Media 2.2%
Trade Desk, Inc. (The), Class A(a)	141,000	10,146,360
Total Communication Services		42,289,061
Consumer Discretionary 14.4%
Hotels, Restaurants & Leisure 8.5%
Cava Group, Inc.(a)	71,813	3,086,523
Churchill Downs, Inc.	61,050	8,237,476
Domino’s Pizza, Inc.	27,781	11,452,162
DraftKings, Inc., Class A(a)	266,910	9,408,577
Hilton Worldwide Holdings, Inc.	33,031	6,014,615
Total		38,199,353
Specialty Retail 5.9%
Five Below, Inc.(a)	17,414	3,711,968
Floor & Decor Holdings, Inc., Class A(a)	80,514	8,982,142
Ross Stores, Inc.	68,093	9,423,390
Tractor Supply Co.	21,514	4,626,156
Total		26,743,656
Total Consumer Discretionary		64,943,009
Consumer Staples 3.7%
Beverages 1.8%
Celsius Holdings, Inc.(a)	80,188	4,371,850
Keurig Dr. Pepper, Inc.	111,221	3,705,883
Total		8,077,733
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 1.9%
Dollar Tree, Inc.(a)	62,381	8,861,221
Total Consumer Staples		16,938,954
Energy 4.6%
Oil, Gas & Consumable Fuels 4.6%
Cameco Corp.	157,468	6,786,871
Diamondback Energy, Inc.	29,529	4,579,357
Range Resources Corp.	109,151	3,322,557
Targa Resources Corp.	68,521	5,952,419
Total		20,641,204
Total Energy		20,641,204
Financials 7.1%
Capital Markets 2.6%
KKR & Co., Inc., Class A	51,831	4,294,198
MSCI, Inc.	13,581	7,682,093
Total		11,976,291
Financial Services 3.4%
Apollo Global Management, Inc.	124,088	11,563,761
Block, Inc., Class A(a)	46,602	3,604,664
Total		15,168,425
Insurance 1.1%
Kinsale Capital Group, Inc.	14,773	4,947,626
Total Financials		32,092,342
Health Care 16.6%
Biotechnology 0.8%
Natera, Inc.(a)	59,144	3,704,780
Health Care Equipment & Supplies 4.9%
DexCom, Inc.(a)	98,725	12,250,785
IDEXX Laboratories, Inc.(a)	18,039	10,012,547
Total		22,263,332
Health Care Providers & Services 2.5%
Cencora, Inc.	54,676	11,229,357
Health Care Technology 2.1%
Veeva Systems Inc., Class A(a)	48,982	9,430,015
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 6.3%
Agilent Technologies, Inc.	18,796	2,613,208
Bio-Techne Corp.	60,844	4,694,723
Illumina, Inc.(a)	25,568	3,560,088
Waters Corp.(a)	20,433	6,727,157
West Pharmaceutical Services, Inc.	30,766	10,833,324
Total		28,428,500
Total Health Care		75,055,984
Industrials 20.4%
Aerospace & Defense 4.6%
HEICO Corp.	32,839	5,873,912
Howmet Aerospace, Inc.	127,665	6,909,230
TransDigm Group, Inc.	8,021	8,114,043
Total		20,897,185
Building Products 1.2%
Builders FirstSource, Inc.(a)	32,939	5,498,837
Commercial Services & Supplies 4.9%
Cintas Corp.	13,966	8,416,750
Rollins, Inc.	314,466	13,732,730
Total		22,149,480
Electrical Equipment 1.7%
AMETEK, Inc.	45,591	7,517,500
Ground Transportation 4.2%
Saia, Inc.(a)	15,979	7,002,317
XPO, Inc.(a)	135,229	11,844,708
Total		18,847,025
Passenger Airlines 1.0%
Delta Air Lines, Inc.	111,310	4,478,001
Trading Companies & Distributors 2.8%
Ferguson PLC	28,563	5,514,658
W.W. Grainger, Inc.	8,708	7,216,233
Total		12,730,891
Total Industrials		92,118,919
Information Technology 21.4%
Communications Equipment 2.5%
Arista Networks, Inc.(a)	48,741	11,478,993
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 7.2%
Cloudflare, Inc.(a)	73,270	6,100,460
MongoDB, Inc.(a)	40,796	16,679,445
Snowflake, Inc., Class A(a)	50,080	9,965,920
Total		32,745,825
Semiconductors & Semiconductor Equipment 4.7%
Lattice Semiconductor Corp.(a)	126,254	8,710,263
Monolithic Power Systems, Inc.	7,638	4,817,898
Onto Innovation, Inc.(a)	20,658	3,158,608
Rambus, Inc.(a)	66,390	4,531,118
Total		21,217,887
Software 7.0%
Crowdstrike Holdings, Inc., Class A(a)	36,521	9,324,542
Datadog, Inc., Class A(a)	45,082	5,472,053
HubSpot, Inc.(a)	24,479	14,211,038
Procore Technologies, Inc.(a)	37,099	2,567,993
Total		31,575,626
Total Information Technology		97,018,331
Real Estate 1.6%
Real Estate Management & Development 1.6%
CoStar Group, Inc.(a)	82,693	7,226,541
Total Real Estate		7,226,541
Total Common Stocks (Cost $391,172,929)		448,324,345

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	5,188,698	5,187,660
Total Money Market Funds (Cost $5,187,141)		5,187,660
Total Investments in Securities (Cost: $396,360,070)		453,512,005
Other Assets & Liabilities, Net		(1,246,945)
Net Assets		452,265,060
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	11,384,999	280,854,531	(287,052,267)	397	5,187,660	(8,730)	681,227	5,188,698
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	42,289,061	—	—	42,289,061
Consumer Discretionary	64,943,009	—	—	64,943,009
Consumer Staples	16,938,954	—	—	16,938,954
Energy	20,641,204	—	—	20,641,204
Financials	32,092,342	—	—	32,092,342
Health Care	75,055,984	—	—	75,055,984
Industrials	92,118,919	—	—	92,118,919
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	97,018,331	—	—	97,018,331
Real Estate	7,226,541	—	—	7,226,541
Total Common Stocks	448,324,345	—	—	448,324,345
Money Market Funds	5,187,660	—	—	5,187,660
Total Investments in Securities	453,512,005	—	—	453,512,005
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $391,172,929)	$448,324,345
Affiliated issuers (cost $5,187,141)	5,187,660
Receivable for:
Investments sold	3,943,297
Capital shares sold	15,231
Dividends	89,005
Expense reimbursement due from Investment Manager	972
Prepaid expenses	7,537
Total assets	457,568,047
Liabilities
Payable for:
Investments purchased	2,550,644
Capital shares redeemed	2,587,903
Management services fees	10,319
Distribution and/or service fees	1,153
Service fees	14,860
Compensation of chief compliance officer	82
Compensation of board members	1,107
Other expenses	24,402
Deferred compensation of board members	112,517
Total liabilities	5,302,987
Net assets applicable to outstanding capital stock	$452,265,060
Represented by
Trust capital	$452,265,060
Total - representing net assets applicable to outstanding capital stock	$452,265,060
Class 1
Net assets	$162,696,731
Shares outstanding	3,583,651
Net asset value per share	$45.40
Class 2
Net assets	$44,677,154
Shares outstanding	1,017,481
Net asset value per share	$43.91
Class 3
Net assets	$244,891,175
Shares outstanding	5,487,073
Net asset value per share	$44.63
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$2,530,955
Dividends — affiliated issuers	681,227
Interfund lending	639
Foreign taxes withheld	(19,071)
Total income	3,193,750
Expenses:
Management services fees	3,607,091
Distribution and/or service fees
Class 2	97,744
Class 3	287,770
Service fees	168,684
Custodian fees	12,107
Printing and postage fees	39,849
Accounting services fees	30,090
Legal fees	17,585
Interest on interfund lending	131
Compensation of chief compliance officer	82
Compensation of board members	16,197
Deferred compensation of board members	11,158
Other	12,757
Total expenses	4,301,245
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(279,480)
Total net expenses	4,021,765
Net investment loss	(828,015)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,137,579
Investments — affiliated issuers	(8,730)
Foreign currency translations	3,071
Net realized gain	12,131,920
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	87,840,103
Investments — affiliated issuers	397
Foreign currency translations	(8)
Net change in unrealized appreciation (depreciation)	87,840,492
Net realized and unrealized gain	99,972,412
Net increase in net assets resulting from operations	$99,144,397
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment loss	$(828,015)	$(2,164,594)
Net realized gain (loss)	12,131,920	(24,004,120)
Net change in unrealized appreciation (depreciation)	87,840,492	(158,850,921)
Net increase (decrease) in net assets resulting from operations	99,144,397	(185,019,635)
Decrease in net assets from capital stock activity	(57,748,349)	(13,193,801)
Total increase (decrease) in net assets	41,396,048	(198,213,436)
Net assets at beginning of year	410,869,012	609,082,448
Net assets at end of year	$452,265,060	$410,869,012

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	95,189	3,897,847	547,523	19,218,032
Shares redeemed	(982,228)	(42,209,818)	(188,964)	(7,439,868)
Net increase (decrease)	(887,039)	(38,311,971)	358,559	11,778,164
Class 2
Shares sold	134,130	5,317,529	126,812	4,887,387
Shares redeemed	(96,810)	(3,882,428)	(123,753)	(4,692,951)
Net increase	37,320	1,435,101	3,059	194,436
Class 3
Shares sold	22,904	968,763	13,407	492,790
Shares redeemed	(542,416)	(21,840,242)	(662,447)	(25,659,191)
Net decrease	(519,512)	(20,871,479)	(649,040)	(25,166,401)
Total net decrease	(1,369,231)	(57,748,349)	(287,422)	(13,193,801)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

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Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$36.25	(0.04)	9.19	9.15
Year Ended 12/31/2022	$52.41	(0.15)	(16.01)	(16.16)
Year Ended 12/31/2021	$44.96	(0.27)	7.72	7.45
Year Ended 12/31/2020	$33.20	(0.11)	11.87	11.76
Year Ended 12/31/2019	$24.56	0.02	8.62	8.64
Class 2
Year Ended 12/31/2023	$35.15	(0.14)	8.90	8.76
Year Ended 12/31/2022	$50.95	(0.24)	(15.56)	(15.80)
Year Ended 12/31/2021	$43.82	(0.38)	7.51	7.13
Year Ended 12/31/2020	$32.44	(0.20)	11.58	11.38
Year Ended 12/31/2019	$24.06	(0.06)	8.44	8.38
Class 3
Year Ended 12/31/2023	$35.68	(0.09)	9.04	8.95
Year Ended 12/31/2022	$51.65	(0.20)	(15.77)	(15.97)
Year Ended 12/31/2021	$44.37	(0.33)	7.61	7.28
Year Ended 12/31/2020	$32.80	(0.16)	11.73	11.57
Year Ended 12/31/2019	$24.30	(0.02)	8.52	8.50

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$45.40	25.24%	0.89% (c)	0.83% (c)	(0.10% )	201%	$162,697
Year Ended 12/31/2022	$36.25	(30.84% )	0.88%	0.84%	(0.39% )	73%	$162,078
Year Ended 12/31/2021	$52.41	16.57%	0.88%	0.82%	(0.54% )	75%	$215,521
Year Ended 12/31/2020	$44.96	35.42%	0.88% (c)	0.77% (c)	(0.32% )	84%	$245,292
Year Ended 12/31/2019	$33.20	35.18%	0.88%	0.73%	0.06%	70%	$231,471
Class 2
Year Ended 12/31/2023	$43.91	24.92%	1.14% (c)	1.08% (c)	(0.34% )	201%	$44,677
Year Ended 12/31/2022	$35.15	(31.01% )	1.13%	1.09%	(0.64% )	73%	$34,453
Year Ended 12/31/2021	$50.95	16.27%	1.13%	1.07%	(0.79% )	75%	$49,778
Year Ended 12/31/2020	$43.82	35.08%	1.13% (c)	1.02% (c)	(0.58% )	84%	$40,754
Year Ended 12/31/2019	$32.44	34.83%	1.13%	0.98%	(0.19% )	70%	$28,169
Class 3
Year Ended 12/31/2023	$44.63	25.08%	1.02% (c)	0.95% (c)	(0.22% )	201%	$244,891
Year Ended 12/31/2022	$35.68	(30.92% )	1.01%	0.96%	(0.52% )	73%	$214,338
Year Ended 12/31/2021	$51.65	16.41%	1.00%	0.94%	(0.66% )	75%	$343,782
Year Ended 12/31/2020	$44.37	35.28%	1.01% (c)	0.90% (c)	(0.45% )	84%	$328,556
Year Ended 12/31/2019	$32.80	34.98%	1.01%	0.85%	(0.07% )	70%	$269,172
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
20
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.82% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.82%	0.84%
Class 2	1.07	1.09
Class 3	0.945	0.965
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $855,980,439 and $907,398,664, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	800,000	5.90	1
Lender	1,000,000	5.35	4
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 96.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
24
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

28
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
30
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

32
Columbia Variable Portfolio – Select Mid Cap Growth Fund  | Annual Report 2023

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Columbia Variable Portfolio – Select Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7017_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Select Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.

Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Richard Taft
Portfolio Manager
Managed Fund since 2016

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	5.39	12.14	9.12
Class 2	05/03/10	5.11	11.86	8.85
Class 3	02/04/04	5.23	11.99	8.99
Russell 1000 Value Index		11.46	10.91	8.40
S&P 500 Index		26.29	15.69	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	97.7
Money Market Funds	2.2
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	7.0
Consumer Discretionary	3.6
Consumer Staples	3.0
Energy	11.2
Financials	19.5
Health Care	12.8
Industrials	7.8
Information Technology	13.9
Materials	8.4
Real Estate	1.2
Utilities	11.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 89.32% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Select Large Cap Value Fund returned 5.11%. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.46% for the same time period. During the same time, the broad equity market, as measured by the S&P 500 Index, returned 26.29%.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002.
Although markets ended the year with solid, broad-based results, trajectory throughout the period was neither smooth nor steady. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve,  long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
On the upside, unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors, despite well-publicized concerns about positive results driven by only a few mega-cap stocks associated with AI.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited U.S. Federal Reserve (Fed) pivot was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 Index coming close to its all-time best as well.
The Fund’s notable detractors during the period
•
Agricultural chemicals maker FMC Corp. and medical equipment provider Baxter International, Inc. hurt absolute and relative performance, as destocking headwinds stemming back to COVID-19 probably will not be resolved for a few more quarters.
•
Independent power producer AES Corp., whose primary business has been the transitioning to production of renewable power primarily for commercial and industrial customers, fell when one of their competitors, NextEra Energy, cut back their growth projections.
•
The Fund’s managed care exposure detracted due to lingering worries about elevated costs from a surge in post-COVID-19 pandemic outpatient procedures. Rumors of a Humana Inc.-Cigna Group merger sent both stocks down sharply, as investors found little to like about the possible combination, focusing on potential antitrust roadblocks and the likelihood of lengthy delays – a concern dubbed as “deal purgatory.”
•
We do not typically point to names the Fund does not own, but it is worth noting that lack of exposure to Meta Platforms has accounted for more than a quarter of our total underperformance for 2023 even though the name was removed from the Russell 1000 Value Index halfway through the year in the index’s annual June rebalancing.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
The Fund’s energy exposures helped results, particularly subsea equipment and services provider TechnipFMC PLC and refiner Marathon Petroleum Corp.
•
Technology holdings also contributed, including semiconductor capital equipment maker Applied Materials, Inc., data analytics provider Teradata Corp. and chipmaker QUALCOMM, Inc.
•
Within the communications services sector, the Fund’s holding in Alphabet, Inc. helped absolute and relative results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.40	1,021.44	3.55	3.53	0.70
Class 2	1,000.00	1,000.00	1,035.10	1,020.19	4.82	4.78	0.95
Class 3	1,000.00	1,000.00	1,035.70	1,020.84	4.16	4.13	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.6%
Issuer	Shares	Value ($)
Communication Services 6.8%
Diversified Telecommunication Services 4.0%
Verizon Communications, Inc.	2,164,050	81,584,685
Interactive Media & Services 2.8%
Alphabet, Inc., Class A(a)	406,471	56,779,934
Total Communication Services		138,364,619
Consumer Discretionary 3.4%
Broadline Retail 0.1%
Qurate Retail, Inc.(a)	2,857,661	2,501,882
Specialty Retail 3.3%
Lowe’s Companies, Inc.	294,452	65,530,293
Total Consumer Discretionary		68,032,175
Consumer Staples 2.9%
Tobacco 2.9%
Philip Morris International, Inc.	636,165	59,850,403
Total Consumer Staples		59,850,403
Energy 11.0%
Energy Equipment & Services 2.7%
TechnipFMC PLC	2,747,487	55,334,388
Oil, Gas & Consumable Fuels 8.3%
Chevron Corp.	286,926	42,797,882
Marathon Petroleum Corp.	428,276	63,539,028
Williams Companies, Inc. (The)	1,750,129	60,956,993
Total		167,293,903
Total Energy		222,628,291
Financials 19.1%
Banks 11.9%
Bank of America Corp.	2,075,275	69,874,509
Citigroup, Inc.	952,863	49,015,273
JPMorgan Chase & Co.	325,180	55,313,118
Wells Fargo & Co.	1,371,152	67,488,101
Total		241,691,001
Capital Markets 1.9%
Morgan Stanley	414,355	38,638,604
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.3%
American International Group, Inc.	810,311	54,898,570
MetLife, Inc.	782,118	51,721,464
Total		106,620,034
Total Financials		386,949,639
Health Care 12.6%
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	1,162,408	44,938,693
Health Care Providers & Services 7.9%
Centene Corp.(a)	623,000	46,232,830
Cigna Group (The)	231,843	69,425,386
Humana, Inc.	97,687	44,722,086
Total		160,380,302
Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	965,317	49,530,415
Total Health Care		254,849,410
Industrials 7.6%
Aerospace & Defense 2.4%
RTX Corp.	581,351	48,914,873
Ground Transportation 1.6%
CSX Corp.	924,553	32,054,253
Machinery 1.6%
Caterpillar, Inc.	108,809	32,171,557
Passenger Airlines 2.0%
Southwest Airlines Co.	1,419,824	41,004,517
Total Industrials		154,145,200
Information Technology 13.5%
Communications Equipment 2.7%
Cisco Systems, Inc.	1,078,512	54,486,426
Electronic Equipment, Instruments & Components 3.1%
Corning, Inc.	2,084,909	63,485,479
Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc.	248,191	40,224,315
QUALCOMM, Inc.	491,000	71,013,330
Total		111,237,645
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.2%
Teradata Corp.(a)	1,049,393	45,659,090
Total Information Technology		274,868,640
Materials 8.2%
Chemicals 2.0%
FMC Corp.	662,818	41,790,675
Metals & Mining 6.2%
Barrick Gold Corp.	3,102,948	56,132,329
Freeport-McMoRan, Inc.	1,618,818	68,913,082
Total		125,045,411
Total Materials		166,836,086
Real Estate 1.2%
Specialized REITs 1.2%
American Tower Corp.	111,474	24,065,007
Total Real Estate		24,065,007
Utilities 11.3%
Electric Utilities 7.9%
FirstEnergy Corp.	2,064,613	75,688,713
PG&E Corp.	4,679,081	84,363,830
Total		160,052,543
Independent Power and Renewable Electricity Producers 3.4%
AES Corp. (The)	3,594,550	69,195,088
Total Utilities		229,247,631
Total Common Stocks (Cost $1,636,533,764)		1,979,837,101

Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Consumer Discretionary 0.2%
Broadline Retail 0.2%
Qurate Retail, Inc.	8.000%	70,861	2,548,161
Total Consumer Discretionary			2,548,161
Total Preferred Stocks (Cost $9,336,749)			2,548,161

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	44,736,254	44,727,307
Total Money Market Funds (Cost $44,725,048)		44,727,307
Total Investments in Securities (Cost: $1,690,595,561)		2,027,112,569
Other Assets & Liabilities, Net		963,848
Net Assets		2,028,076,417
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	40,487,742	291,840,483	(287,599,380)	(1,538)	44,727,307	(1,394)	2,478,131	44,736,254
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	138,364,619	—	—	138,364,619
Consumer Discretionary	68,032,175	—	—	68,032,175
Consumer Staples	59,850,403	—	—	59,850,403
Energy	222,628,291	—	—	222,628,291
Financials	386,949,639	—	—	386,949,639
Health Care	254,849,410	—	—	254,849,410
Industrials	154,145,200	—	—	154,145,200
Information Technology	274,868,640	—	—	274,868,640
Materials	166,836,086	—	—	166,836,086
Real Estate	24,065,007	—	—	24,065,007
Utilities	229,247,631	—	—	229,247,631
Total Common Stocks	1,979,837,101	—	—	1,979,837,101
Preferred Stocks
Consumer Discretionary	2,548,161	—	—	2,548,161
Total Preferred Stocks	2,548,161	—	—	2,548,161
Money Market Funds	44,727,307	—	—	44,727,307
Total Investments in Securities	2,027,112,569	—	—	2,027,112,569
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,645,870,513)	$1,982,385,262
Affiliated issuers (cost $44,725,048)	44,727,307
Receivable for:
Capital shares sold	79,197
Dividends	2,308,518
Prepaid expenses	15,683
Total assets	2,029,515,967
Liabilities
Payable for:
Capital shares redeemed	1,231,256
Management services fees	37,787
Distribution and/or service fees	933
Service fees	26,311
Compensation of chief compliance officer	368
Compensation of board members	2,346
Other expenses	23,231
Deferred compensation of board members	117,318
Total liabilities	1,439,550
Net assets applicable to outstanding capital stock	$2,028,076,417
Represented by
Trust capital	$2,028,076,417
Total - representing net assets applicable to outstanding capital stock	$2,028,076,417
Class 1
Net assets	$1,852,284,252
Shares outstanding	47,854,445
Net asset value per share	$38.71
Class 2
Net assets	$95,889,017
Shares outstanding	2,561,323
Net asset value per share	$37.44
Class 3
Net assets	$79,903,148
Shares outstanding	2,100,873
Net asset value per share	$38.03
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
11

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$48,506,037
Dividends — affiliated issuers	2,478,131
Interfund lending	11,425
Foreign taxes withheld	(190,102)
Total income	50,805,491
Expenses:
Management services fees	13,356,770
Distribution and/or service fees
Class 2	226,216
Class 3	103,252
Service fees	183,675
Custodian fees	14,067
Printing and postage fees	15,051
Accounting services fees	30,090
Legal fees	37,146
Compensation of chief compliance officer	386
Compensation of board members	36,168
Deferred compensation of board members	17,990
Other	37,729
Total expenses	14,058,540
Net investment income	36,746,951
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	121,473,645
Investments — affiliated issuers	(1,394)
Net realized gain	121,472,251
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(52,479,098)
Investments — affiliated issuers	(1,538)
Net change in unrealized appreciation (depreciation)	(52,480,636)
Net realized and unrealized gain	68,991,615
Net increase in net assets resulting from operations	$105,738,566
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$36,746,951	$35,515,878
Net realized gain	121,472,251	234,511,088
Net change in unrealized appreciation (depreciation)	(52,480,636)	(324,892,259)
Net increase (decrease) in net assets resulting from operations	105,738,566	(54,865,293)
Decrease in net assets from capital stock activity	(120,642,945)	(517,403,308)
Total decrease in net assets	(14,904,379)	(572,268,601)
Net assets at beginning of year	2,042,980,796	2,615,249,397
Net assets at end of year	$2,028,076,417	$2,042,980,796

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	388,123	14,042,764	477,652	17,149,837
Shares redeemed	(3,346,302)	(125,483,589)	(15,457,963)	(560,216,793)
Net decrease	(2,958,179)	(111,440,825)	(14,980,311)	(543,066,956)
Class 2
Shares sold	515,310	18,335,168	682,648	24,067,748
Shares redeemed	(416,186)	(14,715,159)	(164,030)	(5,764,146)
Net increase	99,124	3,620,009	518,618	18,303,602
Class 3
Shares sold	75,812	2,723,645	335,088	11,855,188
Shares redeemed	(431,336)	(15,545,774)	(126,093)	(4,495,142)
Net increase (decrease)	(355,524)	(12,822,129)	208,995	7,360,046
Total net decrease	(3,214,579)	(120,642,945)	(14,252,698)	(517,403,308)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$36.73	0.69	1.29	1.98
Year Ended 12/31/2022	$37.42	0.58	(1.27)	(0.69)
Year Ended 12/31/2021	$29.63	0.74	7.05	7.79
Year Ended 12/31/2020	$27.67	0.64	1.32	1.96
Year Ended 12/31/2019	$21.83	0.43	5.41	5.84
Class 2
Year Ended 12/31/2023	$35.62	0.58	1.24	1.82
Year Ended 12/31/2022	$36.37	0.47	(1.22)	(0.75)
Year Ended 12/31/2021	$28.87	0.66	6.84	7.50
Year Ended 12/31/2020	$27.03	0.56	1.28	1.84
Year Ended 12/31/2019	$21.38	0.36	5.29	5.65
Class 3
Year Ended 12/31/2023	$36.14	0.63	1.26	1.89
Year Ended 12/31/2022	$36.86	0.52	(1.24)	(0.72)
Year Ended 12/31/2021	$29.22	0.71	6.93	7.64
Year Ended 12/31/2020	$27.32	0.59	1.31	1.90
Year Ended 12/31/2019	$21.59	0.39	5.34	5.73

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$38.71	5.39%	0.70%	0.70%	1.89%	13%	$1,852,284
Year Ended 12/31/2022	$36.73	(1.84% )	0.69%	0.69%	1.60%	7%	$1,866,511
Year Ended 12/31/2021	$37.42	26.29%	0.68%	0.68%	2.12%	21%	$2,461,727
Year Ended 12/31/2020	$29.63	7.08%	0.71% (c)	0.71% (c)	2.59%	29%	$1,913,998
Year Ended 12/31/2019	$27.67	26.75%	0.73% (c)	0.73% (c)	1.73%	11%	$1,241,829
Class 2
Year Ended 12/31/2023	$37.44	5.11%	0.95%	0.95%	1.64%	13%	$95,889
Year Ended 12/31/2022	$35.62	(2.06% )	0.94%	0.94%	1.36%	7%	$87,697
Year Ended 12/31/2021	$36.37	25.98%	0.93%	0.93%	1.93%	21%	$70,689
Year Ended 12/31/2020	$28.87	6.81%	0.96% (c)	0.96% (c)	2.32%	29%	$34,020
Year Ended 12/31/2019	$27.03	26.43%	0.98% (c)	0.98% (c)	1.48%	11%	$32,815
Class 3
Year Ended 12/31/2023	$38.03	5.23%	0.82%	0.82%	1.76%	13%	$79,903
Year Ended 12/31/2022	$36.14	(1.95% )	0.81%	0.81%	1.48%	7%	$88,772
Year Ended 12/31/2021	$36.86	26.15%	0.80%	0.80%	2.04%	21%	$82,833
Year Ended 12/31/2020	$29.22	6.95%	0.83% (c)	0.83% (c)	2.40%	29%	$52,721
Year Ended 12/31/2019	$27.32	26.54%	0.86% (c)	0.86% (c)	1.61%	11%	$56,957
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
15

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.68% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
18
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.72%
Class 2	0.97
Class 3	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $252,096,253 and $339,802,596, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,915,385	5.58	13
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
20
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 97.9% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
22
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
23

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

24
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
25

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
26
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

28
Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Select Large Cap Value Fund  | Annual Report 2023
29

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Columbia Variable Portfolio – Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7020_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.

Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	24.78	14.17	11.54
S&P 500 Index		26.29	15.69	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	9.1
Consumer Discretionary	11.5
Consumer Staples	5.7
Energy	3.6
Financials	12.9
Health Care	12.8
Industrials	8.6
Information Technology	28.8
Materials	2.6
Real Estate	2.3
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, shares of Columbia Variable Portfolio – Core Equity Fund returned 24.78%. The Fund’s benchmark, the S&P 500 Index returned 26.29%.
Market overview
Following weak performance in 2022, the U.S. equity market, as measured by the S&P 500 Index, rebounded with a robust return in 2023, closing the calendar year with the best fourth quarter since 2003. Despite a wide range of potential challenges, including a regional bank crisis in March, U.S. equities overall were propelled through most of the first half of the year by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the U.S. Federal Reserve’s (Fed) tightening cycle. Following two quarters of strong equity market gains, the broad U.S. equity market stumbled in the third calendar quarter amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally was further supported by an October jobs report and inflation data that both showed signs of softening, reinforcing hopes the Fed could soon be done raising rates. The rally extended into December, as hopes for a soft economic landing were further propelled by fresh data and Fed signals. The Fed voted in December to hold rates steady and forecasted three rate cuts in 2024. The news amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of the year.
For the annual period overall, all capitalization segments within the U.S. equity market, posted double-digit positive returns, with large-cap stocks the strongest. Mid-cap stocks and small-cap stocks followed, with these two market segments posting returns similar to each other. From a style perspective, growth-oriented stocks materially outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market.
The Fund’s stock selection model
At the style level, risk and growth factors were most in favor, unsurprisingly, during a year when the markets rallied strongly. Stocks characterized by high beta and volatility and those with high expected earnings growth were rewarded during the annual period. Larger companies fared better than smaller ones. On the other hand, investors turned away from dividend yield, with the factor having its second-worst annual performance since 1990. Profitability metrics, like return on equity and return on invested capital as well as trailing earnings-based valuation, were also out of favor during the period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the quality theme underperformed slightly, and the value theme generated rather neutral results. The performance of the catalyst theme was volatile through the year, reflecting the many rapid reversals in risk appetite, but ended the period overall with negative guidance. Of the portfolio’s 20 industry-specific models, ten provided positive stock selection guidance during the period. Communication services, health care (services) and consumer discretionary (autos and durables) contributed most positively to relative results. Information technology (semiconductors), health care (products) and financials (intermediaries) detracted most during the period.
During the period, we made several enhancements to the Fund’s quantitative stock selection models. We incorporated a novel textual earnings surprise factor, namely TERM, as a diversifier within the business momentum sub-theme. The signal, which relies on a regularized logistic regression that links the call’s language to the immediate market reaction of the call, brings an additional source of alpha, or potential added value, to our strategy. We refreshed the real estate sector model within our quantitative stock selection models with two new signals and a repositioning of office real estate investment trusts (REITs). We also implemented and/or enhanced signals regarding net operating income margin, forward-adjusted funds from operations payout ratio, linear momentum (with dividends) and text-based industry momentum to provide better coverage and peer quality analysis within our strategy. We enhanced signals regarding non-interest-bearing deposits, changes in early delinquency and linkage momentum. Within our Informed Trading theme, we supplemented the short interest signals with a new metric capturing adjusted security lending utilization. We made several enhancements to our Glassdoor Human Capital signal by incorporating a more advanced text sentiment model, more robust ranking, inclusion of additional reviews,
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
improving depth of review coverage and a better company mapping process. We also refined the construction of the earnings revisions signal we utilize by more fully leveraging the depth of analyst coverage in the S&P Capital IQ Detailed Broker Estimates database.
The Fund’s notable detractors during the period
•
Stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the period.
•
Stock selection in the health care, information technology and consumer staples sectors detracted most from the Fund’s relative performance during the annual period.
•
Among the individual stocks detracting most from relative performance was NVIDIA Corp., which designs and develops three-dimensional graphics processors and related software. NVIDIA’s shares rose significantly, as the company reported strong quarterly results and optimistic outlooks on strength in, and enthusiasm for, companies developing artificial intelligence (AI) technologies for which the company was widely seen as a leading beneficiary. However, the Fund was underweight NVIDIA during the annual period and so it proved a significant detractor. The portfolio’s underweight in NVIDIA was the result of a quite low value theme score despite an improving catalyst score, but the model delivered negative stock selection guidance.
•
Bristol-Myers Squibb Co., a large pharmaceuticals company, saw its shares decline on its series of frustrating quarters. Further, despite reporting revenue and earnings that met consensus expectations at the end of the period, its management lowered its mid-decade guidance due to its new product portfolio taking longer to gain sales traction than it anticipated, resulting in lower operating margin guidance. The decision to overweight Bristol-Myers Squibb was based on strong value and quality theme scores, but the models provided negative guidance.
•
Pfizer Inc., a global biopharmaceutical company, was another top detractor from the Fund’s relative results. Pfizer lowered its forward sales and earnings guidance for 2024 well below analyst expectations, driven primarily by ongoing weakness in the company’s COVID franchise sales. The portfolio’s overweight in Pfizer was established based on its quality and catalyst investment theme scores, but the models provided negative guidance until later in the period when both of those theme scores did decline.
The Fund’s notable contributors during the period
•
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the period.
•
Stock selection in the communication services, energy and materials sectors contributed most positively to the Fund’s relative performance during the period.
•
Among the Fund’s greatest individual positive contributors was Meta Platforms, Inc. (Class A). The social media giant and parent company of Facebook was a beneficiary of increased ad campaign spending across its platform, where it enjoys deep engagement from customers, suggesting ongoing robust growth going forward. The company was also seen as a beneficiary of AI enthusiasm. The portfolio’s overweight in Meta Platforms was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•
Alphabet Inc. (Class A) is the parent company of search engine giant Google. Alphabet remained focused during the period on the long-term opportunities in search, AI and cloud, and, as such, was seen as a leading beneficiary of the market’s enthusiasm surrounding AI and was no longer seen as lagging in the AI race after announcing several product initiatives featuring generative AI functionality. The portfolio’s overweight in Alphabet (Class A) was based on strong quality and catalyst scores, and the models provided positive guidance.
•
Lam Research Corp., a semiconductor capital equipment manufacturer, generated strong returns during the year. The company was seen as a beneficiary of the increased capital spending forecasts announced by technology companies in an effort to build out their AI programs, specifically leading-edge semiconductors that are made by Lam Research’s machinery. Additionally, the company reported AI and domestic China as bright spots driving an incremental uptick in spending on wafer fabrication equipment during the second half of 2023. Further, the company’s cost efficiencies drove improvement in its margins and its reports of solid earnings. The portfolio’s overweight in Lam Research was driven by attractive quality and catalyst scores, and the models delivered effective stock selection guidance.
6
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	1,076.00	1,022.94	2.07	2.02	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 9.0%
Interactive Media & Services 8.9%
Alphabet, Inc., Class A(a)	73,419	10,255,900
Meta Platforms, Inc., Class A(a)	20,436	7,233,527
Total		17,489,427
Media 0.1%
Fox Corp., Class A	8,570	254,272
Total Communication Services		17,743,699
Consumer Discretionary 11.4%
Automobiles 0.8%
Tesla, Inc.(a)	6,567	1,631,768
Broadline Retail 3.8%
Amazon.com, Inc.(a)	33,008	5,015,236
eBay, Inc.	59,152	2,580,210
Total		7,595,446
Hotels, Restaurants & Leisure 2.9%
Booking Holdings, Inc.(a)	997	3,536,578
MGM Resorts International(a)	7,855	350,961
Royal Caribbean Cruises Ltd.(a)	13,907	1,800,818
Total		5,688,357
Household Durables 2.1%
Lennar Corp., Class A	17,767	2,647,993
PulteGroup, Inc.	14,958	1,543,965
Total		4,191,958
Specialty Retail 1.6%
TJX Companies, Inc. (The)	32,542	3,052,765
Textiles, Apparel & Luxury Goods 0.2%
lululemon athletica, Inc.(a)	775	396,250
Total Consumer Discretionary		22,556,544
Consumer Staples 5.6%
Consumer Staples Distribution & Retail 2.6%
Target Corp.	8,199	1,167,702
Walmart, Inc.	25,808	4,068,631
Total		5,236,333
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.4%
General Mills, Inc.	11,697	761,942
Household Products 0.9%
Colgate-Palmolive Co.	14,892	1,187,042
Procter & Gamble Co. (The)	3,395	497,503
Total		1,684,545
Tobacco 1.7%
Altria Group, Inc.	84,881	3,424,099
Total Consumer Staples		11,106,919
Energy 3.5%
Oil, Gas & Consumable Fuels 3.5%
Exxon Mobil Corp.	17,047	1,704,359
Marathon Petroleum Corp.	18,839	2,794,954
Valero Energy Corp.	19,351	2,515,630
Total		7,014,943
Total Energy		7,014,943
Financials 12.7%
Banks 3.6%
Citigroup, Inc.	79,307	4,079,552
Wells Fargo & Co.	62,445	3,073,543
Total		7,153,095
Capital Markets 2.8%
CME Group, Inc.	11,790	2,482,974
State Street Corp.	39,598	3,067,261
Total		5,550,235
Consumer Finance 0.7%
Synchrony Financial	37,671	1,438,656
Financial Services 2.9%
Fiserv, Inc.(a)	27,112	3,601,558
Visa, Inc., Class A	8,120	2,114,042
Total		5,715,600
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.7%
Marsh & McLennan Companies, Inc.	18,842	3,569,994
MetLife, Inc.	27,663	1,829,354
Total		5,399,348
Total Financials		25,256,934
Health Care 12.6%
Biotechnology 2.6%
AbbVie, Inc.	11,568	1,792,693
Amgen, Inc.	1,308	376,730
BioMarin Pharmaceutical, Inc.(a)	5,819	561,068
Regeneron Pharmaceuticals, Inc.(a)	1,253	1,100,497
Vertex Pharmaceuticals, Inc.(a)	3,114	1,267,056
Total		5,098,044
Health Care Equipment & Supplies 4.1%
Abbott Laboratories	13,527	1,488,917
Align Technology, Inc.(a)	6,647	1,821,278
Baxter International, Inc.	20,500	792,530
Hologic, Inc.(a)	39,581	2,828,062
Medtronic PLC	14,711	1,211,892
Total		8,142,679
Health Care Providers & Services 3.0%
Cardinal Health, Inc.	32,222	3,247,978
Humana, Inc.	6,066	2,777,075
Total		6,025,053
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	71,143	3,650,348
Viatris, Inc.	197,916	2,143,430
Total		5,793,778
Total Health Care		25,059,554
Industrials 8.5%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	4,426	2,006,040
Air Freight & Logistics 1.6%
FedEx Corp.	12,885	3,259,519
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.9%
Builders FirstSource, Inc.(a)	6,300	1,051,722
Masco Corp.	9,452	633,095
Total		1,684,817
Machinery 3.4%
Caterpillar, Inc.	10,844	3,206,246
Parker-Hannifin Corp.	7,459	3,436,361
Total		6,642,607
Professional Services 1.6%
Automatic Data Processing, Inc.	13,595	3,167,227
Total Industrials		16,760,210
Information Technology 28.4%
Communications Equipment 2.1%
Cisco Systems, Inc.	82,107	4,148,046
Semiconductors & Semiconductor Equipment 7.5%
Applied Materials, Inc.	2,640	427,865
Lam Research Corp.	4,862	3,808,210
NVIDIA Corp.	12,836	6,356,644
QUALCOMM, Inc.	28,793	4,164,331
Total		14,757,050
Software 11.6%
Adobe, Inc.(a)	7,877	4,699,418
Autodesk, Inc.(a)	11,120	2,707,498
Fortinet, Inc.(a)	37,781	2,211,322
Microsoft Corp.	35,589	13,382,887
Total		23,001,125
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.(b)	74,415	14,327,120
Total Information Technology		56,233,341
Materials 2.6%
Chemicals 1.3%
CF Industries Holdings, Inc.	14,082	1,119,519
Mosaic Co. (The)	38,389	1,371,639
Total		2,491,158
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.3%
Nucor Corp.	5,272	917,539
Steel Dynamics, Inc.	14,593	1,723,433
Total		2,640,972
Total Materials		5,132,130
Real Estate 2.2%
Hotel & Resort REITs 0.4%
Host Hotels & Resorts, Inc.	45,180	879,655
Specialized REITs 1.8%
SBA Communications Corp.	13,958	3,541,005
Total Real Estate		4,420,660
Utilities 2.1%
Electric Utilities 2.1%
Edison International	11,573	827,354
Evergy, Inc.	12,977	677,399
PG&E Corp.	124,760	2,249,423
Pinnacle West Capital Corp.	4,413	317,030
Total		4,071,206
Total Utilities		4,071,206
Total Common Stocks (Cost $152,477,059)		195,356,140

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(c),(d)	2,695,318	2,694,779
Total Money Market Funds (Cost $2,694,517)		2,694,779
Total Investments in Securities (Cost: $155,171,576)		198,050,919
Other Assets & Liabilities, Net		53,587
Net Assets		198,104,506
At December 31, 2023, securities and/or cash totaling $346,554 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	13	03/2024	USD	3,133,000	97,134	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	1,480,215	20,892,371	(19,677,960)	153	2,694,779	475	148,630	2,695,318
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,743,699	—	—	17,743,699
Consumer Discretionary	22,556,544	—	—	22,556,544
Consumer Staples	11,106,919	—	—	11,106,919
Energy	7,014,943	—	—	7,014,943
Financials	25,256,934	—	—	25,256,934
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	25,059,554	—	—	25,059,554
Industrials	16,760,210	—	—	16,760,210
Information Technology	56,233,341	—	—	56,233,341
Materials	5,132,130	—	—	5,132,130
Real Estate	4,420,660	—	—	4,420,660
Utilities	4,071,206	—	—	4,071,206
Total Common Stocks	195,356,140	—	—	195,356,140
Money Market Funds	2,694,779	—	—	2,694,779
Total Investments in Securities	198,050,919	—	—	198,050,919
Investments in Derivatives
Asset
Futures Contracts	97,134	—	—	97,134
Total	198,148,053	—	—	198,148,053
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
13

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $152,477,059)	$195,356,140
Affiliated issuers (cost $2,694,517)	2,694,779
Receivable for:
Dividends	316,787
Foreign tax reclaims	2,538
Expense reimbursement due from Investment Manager	260
Prepaid expenses	5,692
Total assets	198,376,196
Liabilities
Payable for:
Capital shares redeemed	180,270
Variation margin for futures contracts	7,963
Management services fees	2,178
Compensation of chief compliance officer	37
Accounting services fees	15,045
Compensation of board members	909
Other expenses	3,625
Deferred compensation of board members	61,663
Total liabilities	271,690
Net assets applicable to outstanding capital stock	$198,104,506
Represented by
Trust capital	$198,104,506
Total - representing net assets applicable to outstanding capital stock	$198,104,506
Shares outstanding	5,163,442
Net asset value per share	38.37
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$3,179,720
Dividends — affiliated issuers	148,630
Total income	3,328,350
Expenses:
Management services fees	750,996
Custodian fees	12,750
Printing and postage fees	9,630
Accounting services fees	30,090
Legal fees	14,369
Interest on collateral	54
Compensation of chief compliance officer	37
Compensation of board members	12,958
Deferred compensation of board members	8,015
Other	8,927
Total expenses	847,826
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,668)
Total net expenses	751,158
Net investment income	2,577,192
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,430,186
Investments — affiliated issuers	475
Futures contracts	295,724
Net realized gain	12,726,385
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	26,012,176
Investments — affiliated issuers	153
Futures contracts	158,690
Net change in unrealized appreciation (depreciation)	26,171,019
Net realized and unrealized gain	38,897,404
Net increase in net assets resulting from operations	$41,474,596
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
15

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$2,577,192	$2,609,536
Net realized gain	12,726,385	11,021,199
Net change in unrealized appreciation (depreciation)	26,171,019	(56,445,803)
Net increase (decrease) in net assets resulting from operations	41,474,596	(42,815,068)
Decrease in net assets from capital stock activity	(18,506,440)	(20,320,318)
Total increase (decrease) in net assets	22,968,156	(63,135,386)
Net assets at beginning of year	175,136,350	238,271,736
Net assets at end of year	$198,104,506	$175,136,350

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	1,896	61,529	3,613	115,298
Shares redeemed	(533,387)	(18,567,969)	(621,141)	(20,435,616)
Total net decrease	(531,491)	(18,506,440)	(617,528)	(20,320,318)
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of period	$30.75	$37.75	$28.34	$24.76	$19.78
Income from investment operations:
Net investment income	0.47	0.43	0.41	0.40	0.38
Net realized and unrealized gain (loss)	7.15	(7.43)	9.00	3.18	4.60
Total from investment operations	7.62	(7.00)	9.41	3.58	4.98
Net asset value, end of period	$38.37	$30.75	$37.75	$28.34	$24.76
Total return	24.78%	(18.54%)	33.20%	14.46%	25.18%
Ratios to average net assets
Total gross expenses(a)	0.45%(b)	0.44%	0.45%	0.45%	0.45%
Total net expenses(a),(c)	0.40%(b)	0.40%	0.40%	0.40%	0.40%
Net investment income	1.37%	1.33%	1.24%	1.63%	1.67%
Supplemental data
Portfolio turnover	52%	48%	56%	72%	66%
Net assets, end of period (in thousands)	$198,105	$175,136	$238,272	$201,002	$196,278

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include interest on collateral expense which is less than 0.01%.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
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Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
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Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	97,134 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	295,724

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	158,690
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	3,328,315
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
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Notes to Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of the Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
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Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
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23

Notes to Financial Statements (continued)
December 31, 2023
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $96,917,493 and $113,603,013, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
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Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
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Notes to Financial Statements (continued)
December 31, 2023
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
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Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
27

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

28
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
30
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

32
Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Core Equity Fund  | Annual Report 2023
33

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Columbia Variable Portfolio – Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7003_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Income Opportunities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2004
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	11.56	5.29	4.25
Class 2	05/03/10	11.36	5.02	4.00
Class 3	06/01/04	11.51	5.15	4.12
ICE BofA BB-B US Cash Pay High Yield Constrained Index		12.55	5.19	4.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market. Effective July 1, 2022, the ICE BofA BB-B US Cash Pay High Yield Constrained Index includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	0.0 (a)
Convertible Bonds	1.6
Corporate Bonds & Notes	91.4
Foreign Government Obligations	0.8
Money Market Funds	3.0
Senior Loans	3.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
BBB rating	4.6
BB rating	44.2
B rating	46.4
CCC rating	4.0
Not rated	0.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Income Opportunities Fund returned 11.36%. The Fund’s benchmark, the ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned 12.55% during the same time period.
Market overview
Performance for high-yield corporate bonds rebounded in 2023 following one of the category’s worst years on record. However, the ride was anything but smooth as investors speculated over the direction of U.S. Federal Reserve (Fed) policy and a potential recession.
With inflation showing signs of moderating, on February 1, 2023, the Fed raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% to 4.75%. (A basis point is 1/100 of a percent.)  March 2023 saw high-yield spreads hit their peaks for the year as the failure of a pair of U.S. banks and European giant Credit Suisse raised the prospect of a financial crisis. The Fed responded by taking measures to support bank liquidity while the market began to price in multiple cuts in the fed funds target rate before year end. This led U.S. Treasury yields to drift lower. At its March 2023 meeting, the Fed raised short-term rates by another quarter-point to a range of 4.75% - 5.0%. The hike was largely viewed by financial markets as a signal that the Fed believed the financial system remained on stable footing.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation posting at 3.0%. With the U.S. economy and job market displaying surprising resilience in the face of its past tightening, the Fed implemented additional 25 basis point increases at its May and July 2023 meetings, leaving the federal funds target rate at a range of 5.25% - 5.50%.
U.S. Treasury yields spiked, and high-yield spreads widened early in the fourth quarter, as rising oil prices led to concerns that the Fed would feel compelled to keep rates “higher for longer” to cool inflation. However, the broad bond market rallied over the final two months of 2023. Gains were driven by a shift in expectations to a more rapid pace of rate cuts in 2024 amid signs of cooling inflation. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment. The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook. Despite volatility in yields seen over the period, the U.S. Treasury yield curve finished the 12 months relatively unchanged.
Within the high-yield market, lower quality CCC-rated issues led performance for the 12 months as fundamental concerns eased. In terms of the Fund’s performance relative to the benchmark, the positive contribution from overall security selection was essentially offset by the impact of sector allocation.
The Fund’s notable detractors during the period
•
Security selection within cable and satellite TV weighed most heavily on relative performance, with an overweight allocation to DISH Network Corp. the primary individual detractor.
•
Within health facilities, overweight positions in Tenet Healthcare Corp. and Surgery Center Holdings, Inc. drove negative results from selection. The Fund exited its position in Surgery Center Holdings.
•
Selection within pharmaceuticals detracted as well, most notably an overweight to Organon Finance 1 LLC.
•
With respect to sector allocation, the Fund’s overweight to electric-generation detracted as the sector realized a double-digit positive return but lagged the overall high-yield market, given its defensive nature.
The Fund’s notable contributors during the period
•
Security selection was most additive to the Fund’s performance relative to the benchmark within telecommunications-wireline where a lack of exposure to stressed telecom operator Lumen Technologies/Level 3 proved most additive.
•
Selection within insurance brokerage was also a notable contributor, with an overweight position in NFP Corp. driving results following its agreement to be acquired by Aon.
•
Within beverages, an overweight allocation to 8th Avenue Food & Provisions, Inc. highlighted overall positive selection.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Selection within real estate investment trusts (REITs) contributed as well, most notably an overweight allocation to Ladder Capital Finance Holdings LLLP/Corp. and a lack of exposure to health care REIT Medical Properties Trust.
•
Finally, selection was strong within technology hardware and equipment, where a lack of exposure to distressed telecommunications equipment provider CommScope and an overweight allocation to NCR Corp. led contributions
•
From a sector allocation perspective, a lack of exposure to banks was a modest positive contributor.
•
An underweight allocation to the recreation and travel category detracted, largely due to an underweight position in cruise line operator Carnival.
Derivative Positions
The Fund will infrequently utilize derivatives as part of managing liquidity needs over the short term, with no material impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,067.60	1,021.74	3.30	3.23	0.64
Class 2	1,000.00	1,000.00	1,067.00	1,020.49	4.59	4.48	0.89
Class 3	1,000.00	1,000.00	1,067.40	1,021.09	3.97	3.88	0.77
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	27,056	0
Telesat Corp.(b)	6	63
Ziff Davis Holdings, Inc.(a),(b),(c)	553	5
Total		68
Total Communication Services		68
Consumer Discretionary 0.0%
Automobile Components 0.0%
Lear Corp.	216	30,502
Total Consumer Discretionary		30,502
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.(b)	1,277	6,921
Total Industrials		6,921
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $331,985)		37,491

Convertible Bonds 1.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	2,321,000	1,230,130
Electric 0.8%
NextEra Energy Partners LP(d)
06/15/2026	2.500%	1,253,608	1,123,233
Total Convertible Bonds (Cost $3,107,113)			2,353,363

Corporate Bonds & Notes 90.1%

Aerospace & Defense 2.0%
Bombardier, Inc.(d)
04/15/2027	7.875%	201,000	201,071
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Moog, Inc.(d)
12/15/2027	4.250%	447,000	424,002
Spirit AeroSystems, Inc.(d)
11/30/2029	9.375%	199,000	217,889
11/15/2030	9.750%	186,000	200,000
TransDigm, Inc.(d)
03/15/2026	6.250%	1,488,000	1,486,234
08/15/2028	6.750%	357,000	366,362
Total			2,895,558
Airlines 2.2%
American Airlines, Inc.(d)
05/15/2029	8.500%	114,000	120,585
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
04/20/2026	5.500%	1,274,671	1,264,348
04/20/2029	5.750%	689,138	672,199
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d)
01/20/2026	5.750%	576,631	544,405
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	692,281	694,260
Total			3,295,797
Automotive 2.5%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	117,000	116,072
04/01/2027	6.500%	50,000	50,179
Clarios Global LP(d)
05/15/2025	6.750%	279,000	281,310
Ford Motor Credit Co. LLC
11/01/2024	4.063%	178,000	175,029
06/16/2025	5.125%	512,000	505,835
11/13/2025	3.375%	734,000	702,152
08/17/2027	4.125%	307,000	291,037
11/04/2027	7.350%	263,000	277,102
IHO Verwaltungs GmbH(d),(e)
09/15/2026	4.750%	85,000	81,378
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	364,000	357,373
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2026	6.250%	300,000	300,149
05/15/2027	8.500%	344,000	346,404
ZF North America Capital, Inc.(d)
04/14/2030	7.125%	193,000	205,031
Total			3,689,051
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.2%
Ally Financial, Inc.
05/21/2024	3.875%	114,000	112,919
Subordinated
11/20/2025	5.750%	201,000	200,520
Total			313,439
Brokerage/Asset Managers/Exchanges 1.8%
AG Issuer LLC(d)
03/01/2028	6.250%	30,000	29,816
AG TTMT Escrow Issuer LLC(d)
09/30/2027	8.625%	549,000	577,810
Aretec Escrow Issuer 2, Inc.(d)
08/15/2030	10.000%	335,000	356,025
NFP Corp.(d)
08/15/2028	4.875%	1,112,000	1,105,326
10/01/2030	7.500%	418,000	446,348
10/01/2031	8.500%	179,000	193,501
Total			2,708,826
Building Materials 1.4%
American Builders & Contractors Supply Co., Inc.(d)
01/15/2028	4.000%	420,000	398,507
Beacon Roofing Supply, Inc.(d)
11/15/2026	4.500%	514,000	498,950
08/01/2030	6.500%	175,000	179,440
Interface, Inc.(d)
12/01/2028	5.500%	134,000	124,486
SRS Distribution, Inc.(d)
07/01/2028	4.625%	609,000	580,068
Summit Materials LLC /Finance Corp.(d)
01/15/2031	7.250%	266,000	280,480
Total			2,061,931
Cable and Satellite 5.6%
CCO Holdings LLC/Capital Corp.(d)
05/01/2027	5.125%	886,000	857,272
06/01/2029	5.375%	243,000	229,940
03/01/2030	4.750%	1,041,000	952,248
08/15/2030	4.500%	370,000	334,170
02/01/2031	4.250%	178,000	155,509
02/01/2032	4.750%	419,000	369,449
CCO Holdings LLC/Holdings Capital Corp.(d)
01/15/2034	4.250%	95,000	77,253
CSC Holdings LLC(d)
02/01/2028	5.375%	689,000	609,810
02/15/2031	3.375%	680,000	499,737
DISH DBS Corp.
06/01/2029	5.125%	247,000	127,323
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(d)
09/01/2026	3.125%	338,000	319,492
07/15/2028	4.000%	435,000	403,280
07/01/2030	4.125%	539,000	482,547
Videotron Ltd.(d)
06/15/2029	3.625%	370,000	338,149
Virgin Media Finance PLC(d)
07/15/2030	5.000%	790,000	697,144
Virgin Media Secured Finance PLC(d)
05/15/2029	5.500%	172,000	165,869
VZ Secured Financing BV(d)
01/15/2032	5.000%	780,000	668,418
Ziggo BV(d)
01/15/2030	4.875%	1,140,000	1,014,437
Total			8,302,047
Chemicals 4.4%
Ashland LLC(d)
09/01/2031	3.375%	310,000	267,896
Avient Corp.(d)
08/01/2030	7.125%	159,000	164,880
Axalta Coating Systems Dutch Holding B BV(d)
02/15/2031	7.250%	240,000	252,465
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	571,000	513,550
Cheever Escrow Issuer LLC(d)
10/01/2027	7.125%	320,000	319,833
Element Solutions, Inc.(d)
09/01/2028	3.875%	539,000	497,143
HB Fuller Co.
10/15/2028	4.250%	398,000	374,126
Herens Holdco Sarl(d)
05/15/2028	4.750%	413,000	337,679
INEOS Quattro Finance 2 PLC(d)
03/15/2029	9.625%	314,000	334,322
Ingevity Corp.(d)
11/01/2028	3.875%	972,000	873,396
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	462,000	420,182
Olympus Water US Holding Corp.(d)
10/01/2028	4.250%	441,000	398,706
11/15/2028	9.750%	591,000	630,085
SPCM SA(d)
03/15/2027	3.125%	35,000	31,872
Tronox, Inc.(d)
03/15/2029	4.625%	50,000	44,265
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Grace Holdings LLC(d)
06/15/2027	4.875%	642,000	618,524
08/15/2029	5.625%	347,000	306,478
03/01/2031	7.375%	92,000	92,053
Total			6,477,455
Construction Machinery 1.2%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	1,085,000	985,383
Herc Holdings, Inc.(d)
07/15/2027	5.500%	607,000	599,885
Ritchie Bros Holdings, Inc.(d)
03/15/2028	6.750%	78,000	80,421
03/15/2031	7.750%	92,000	98,117
Total			1,763,806
Consumer Cyclical Services 1.7%
APX Group, Inc.(d)
02/15/2027	6.750%	269,000	269,214
Arches Buyer, Inc.(d)
06/01/2028	4.250%	609,000	551,655
Match Group, Inc.(d)
06/01/2028	4.625%	222,000	212,891
02/15/2029	5.625%	211,000	205,812
Uber Technologies, Inc.(d)
08/15/2029	4.500%	1,395,000	1,330,648
Total			2,570,220
Consumer Products 1.1%
Acushnet Co.(d)
10/15/2028	7.375%	69,000	72,074
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	699,000	693,396
Newell Brands, Inc.
09/15/2027	6.375%	118,000	117,723
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	290,000	249,618
02/01/2032	4.375%	95,000	81,182
Spectrum Brands, Inc.(d)
10/01/2029	5.000%	201,000	192,382
07/15/2030	5.500%	134,000	130,588
03/15/2031	3.875%	113,000	102,619
Total			1,639,582
Diversified Manufacturing 1.4%
Chart Industries, Inc.(d)
01/01/2030	7.500%	199,000	208,288
Emerald Debt Merger Sub LLC(d)
12/15/2030	6.625%	297,000	305,031
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison IAQ LLC(d)
06/30/2028	4.125%	294,000	268,169
Resideo Funding, Inc.(d)
09/01/2029	4.000%	317,000	277,440
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	282,000	276,600
WESCO Distribution, Inc.(d)
06/15/2028	7.250%	773,000	794,329
Total			2,129,857
Electric 4.5%
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	964,000	928,332
02/15/2031	3.750%	1,059,000	933,654
01/15/2032	3.750%	552,000	479,569
FirstEnergy Corp.
11/15/2031	7.375%	134,000	159,304
Leeward Renewable Energy Operations LLC(d)
07/01/2029	4.250%	167,000	145,178
NextEra Energy Operating Partners LP(d)
09/15/2027	4.500%	464,000	446,718
01/15/2029	7.250%	240,000	251,455
NRG Energy, Inc.(d)
06/15/2029	5.250%	709,000	689,083
02/15/2031	3.625%	583,000	501,494
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	193,000	182,236
PG&E Corp.
07/01/2028	5.000%	141,000	137,131
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	566,000	553,262
01/15/2030	4.750%	660,000	617,576
Vistra Operations Co. LLC(d)
07/31/2027	5.000%	154,000	149,954
10/15/2031	7.750%	486,000	504,868
Total			6,679,814
Environmental 1.3%
Clean Harbors, Inc.(d)
02/01/2031	6.375%	56,000	56,928
GFL Environmental, Inc.(d)
06/01/2025	4.250%	700,000	689,393
08/01/2028	4.000%	410,000	378,325
01/15/2031	6.750%	215,000	221,513
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	683,000	658,559
Total			2,004,718
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 2.8%
Navient Corp.
06/25/2025	6.750%	490,000	496,130
03/15/2031	11.500%	242,000	266,518
OneMain Finance Corp.
01/15/2029	9.000%	209,000	221,043
03/15/2030	7.875%	281,000	289,776
09/15/2030	4.000%	301,000	257,558
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	1,121,000	1,024,530
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	380,000	344,893
03/01/2031	3.875%	90,000	79,379
Rocket Mortgage LLC/Co-Issuer, Inc.(d)
10/15/2033	4.000%	1,267,000	1,082,693
Springleaf Finance Corp.
11/15/2029	5.375%	33,000	30,902
United Wholesale Mortgage LLC(d)
04/15/2029	5.500%	21,000	19,875
Total			4,113,297
Food and Beverage 2.4%
Darling Ingredients, Inc.(d)
04/15/2027	5.250%	374,000	368,302
06/15/2030	6.000%	270,000	269,844
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	757,000	737,206
Post Holdings, Inc.(d)
03/01/2027	5.750%	154,000	153,601
01/15/2028	5.625%	431,000	426,582
04/15/2030	4.625%	175,000	161,621
Primo Water Holdings, Inc.(d)
04/30/2029	4.375%	282,000	260,329
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(d)
03/01/2029	4.625%	573,000	496,848
US Foods, Inc.(d)
09/15/2028	6.875%	182,000	187,714
06/01/2030	4.625%	276,000	257,241
01/15/2032	7.250%	169,000	176,556
Total			3,495,844
Gaming 3.4%
Boyd Gaming Corp.(d)
06/15/2031	4.750%	177,000	162,454
Caesars Entertainment, Inc.(d)
02/15/2030	7.000%	569,000	584,981
Churchill Downs, Inc.(d)
05/01/2031	6.750%	172,000	174,722
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	460,000	459,662
07/01/2025	6.250%	759,000	758,700
International Game Technology PLC(d)
02/15/2025	6.500%	627,000	627,449
04/15/2026	4.125%	200,000	194,243
Light & Wonder International, Inc.(d)
09/01/2031	7.500%	77,000	80,432
Midwest Gaming Borrower LLC(d)
05/01/2029	4.875%	550,000	512,058
Scientific Games Holdings LP/US FinCo, Inc.(d)
03/01/2030	6.625%	487,000	455,169
Scientific Games International, Inc.(d)
05/15/2028	7.000%	349,000	352,695
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	569,000	547,534
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	149,000	148,242
Total			5,058,341
Health Care 7.8%
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	151,000	148,887
04/15/2029	5.000%	320,000	308,412
AdaptHealth LLC(d)
03/01/2030	5.125%	265,000	208,717
Avantor Funding, Inc.(d)
07/15/2028	4.625%	78,000	75,080
11/01/2029	3.875%	736,000	669,641
Bausch & Lomb Escrow Corp.(d)
10/01/2028	8.375%	286,000	301,870
Catalent Pharma Solutions, Inc.(d)
07/15/2027	5.000%	227,000	219,985
04/01/2030	3.500%	353,000	308,324
Charles River Laboratories International, Inc.(d)
05/01/2028	4.250%	251,000	239,612
03/15/2029	3.750%	143,000	131,671
03/15/2031	4.000%	163,000	147,868
CHS/Community Health Systems, Inc.(d)
05/15/2030	5.250%	839,000	701,088
02/15/2031	4.750%	212,000	167,000
01/15/2032	10.875%	159,000	166,970
DaVita, Inc.(d)
06/01/2030	4.625%	180,000	157,354
Hologic, Inc.(d)
02/01/2028	4.625%	290,000	278,898
Indigo Merger Sub, Inc.(d)
07/15/2026	2.875%	200,000	187,138
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc.(d)
05/15/2027	5.000%	669,000	658,446
05/15/2030	6.500%	146,000	150,235
Mozart Debt Merger Sub, Inc.(d)
04/01/2029	3.875%	115,000	104,018
10/01/2029	5.250%	1,060,000	1,001,033
Select Medical Corp.(d)
08/15/2026	6.250%	1,033,000	1,039,169
Star Parent, Inc.(d)
10/01/2030	9.000%	381,000	402,053
Teleflex, Inc.
11/15/2027	4.625%	599,000	583,708
Teleflex, Inc.(d)
06/01/2028	4.250%	246,000	235,102
Tenet Healthcare Corp.
01/01/2026	4.875%	1,205,000	1,191,995
02/01/2027	6.250%	1,288,000	1,291,927
11/01/2027	5.125%	304,000	297,392
01/15/2030	4.375%	80,000	74,263
US Acute Care Solutions LLC(d)
03/01/2026	6.375%	86,000	71,880
Total			11,519,736
Home Construction 0.4%
Meritage Homes Corp.(d)
04/15/2029	3.875%	197,000	181,097
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	400,000	379,081
Total			560,178
Independent Energy 4.1%
Baytex Energy Corp.(d)
04/30/2030	8.500%	307,000	317,612
Callon Petroleum Co.(d)
06/15/2030	7.500%	226,000	228,415
Civitas Resources, Inc.(d)
11/01/2030	8.625%	93,000	98,931
CNX Resources Corp.(d)
03/14/2027	7.250%	32,000	32,229
01/15/2029	6.000%	416,000	399,796
Colgate Energy Partners III LLC(d)
07/01/2029	5.875%	1,019,000	991,454
CrownRock LP/Finance, Inc.(d)
05/01/2029	5.000%	226,000	220,874
Hilcorp Energy I LP/Finance Co.(d)
11/01/2028	6.250%	630,000	628,781
02/01/2029	5.750%	505,000	490,567
11/01/2033	8.375%	198,000	210,584
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Matador Resources Co.
09/15/2026	5.875%	668,000	662,659
Matador Resources Co.(d)
04/15/2028	6.875%	183,000	186,342
Permian Resources Operating LLC(d)
01/15/2032	7.000%	533,000	549,721
SM Energy Co.
07/15/2028	6.500%	309,000	308,893
Southwestern Energy Co.
02/01/2032	4.750%	878,000	814,722
Total			6,141,580
Leisure 2.8%
Carnival Corp.(d)
03/01/2027	5.750%	390,000	380,045
08/15/2029	7.000%	277,000	288,909
Carnival Holdings Bermuda Ltd.(d)
05/01/2028	10.375%	622,000	679,535
Cinemark USA, Inc.(d)
03/15/2026	5.875%	451,000	443,087
07/15/2028	5.250%	134,000	122,992
Live Nation Entertainment, Inc.(d)
10/15/2027	4.750%	165,000	158,496
NCL Corp., Ltd.(d)
02/15/2027	5.875%	234,000	231,200
Royal Caribbean Cruises Ltd.(d)
07/01/2026	4.250%	78,000	75,337
08/31/2026	5.500%	74,000	73,368
07/15/2027	5.375%	98,000	96,510
01/15/2029	9.250%	80,000	86,091
01/15/2030	7.250%	904,000	943,939
Six Flags Entertainment Corp.(d)
05/15/2031	7.250%	167,000	167,411
Viking Cruises Ltd.(d)
07/15/2031	9.125%	317,000	339,444
Total			4,086,364
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(d)
05/01/2028	5.750%	380,000	380,367
Media and Entertainment 3.7%
Clear Channel Outdoor Holdings, Inc.(d)
09/15/2028	9.000%	275,000	286,988
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	1,089,000	1,038,754
iHeartCommunications, Inc.
05/01/2026	6.375%	303,285	258,171
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	647,000	513,840
01/15/2028	4.750%	266,000	204,656
Outfront Media Capital LLC/Corp.(d)
08/15/2027	5.000%	231,000	225,101
01/15/2029	4.250%	154,000	138,843
03/15/2030	4.625%	891,000	798,890
02/15/2031	7.375%	195,000	205,944
Playtika Holding Corp.(d)
03/15/2029	4.250%	728,000	638,101
Roblox Corp.(d)
05/01/2030	3.875%	688,000	613,479
Univision Communications, Inc.(d)
08/15/2028	8.000%	300,000	310,099
06/30/2030	7.375%	309,000	308,922
Total			5,541,788
Metals and Mining 3.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	116,000	108,793
10/01/2031	5.125%	488,000	454,413
Constellium SE(d)
06/15/2028	5.625%	334,000	327,701
04/15/2029	3.750%	1,256,000	1,142,966
Hudbay Minerals, Inc.(d)
04/01/2026	4.500%	277,000	269,472
04/01/2029	6.125%	1,567,000	1,540,713
Kaiser Aluminum Corp.(d)
06/01/2031	4.500%	354,000	305,223
Novelis Corp.(d)
11/15/2026	3.250%	284,000	267,267
08/15/2031	3.875%	143,000	126,115
Total			4,542,663
Midstream 4.7%
CNX Midstream Partners LP(d)
04/15/2030	4.750%	360,000	318,967
DCP Midstream Operating LP
04/01/2044	5.600%	336,000	328,176
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	383,000	379,064
EQM Midstream Partners LP(d)
07/01/2027	6.500%	539,000	550,144
01/15/2029	4.500%	302,000	285,734
EQM Midstream Partners LP
07/15/2048	6.500%	155,000	159,971
NuStar Logistics LP
10/01/2025	5.750%	596,000	594,605
06/01/2026	6.000%	755,000	752,879
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	979,000	897,867
Venture Global Calcasieu Pass LLC(d)
08/15/2029	3.875%	496,000	446,673
08/15/2031	4.125%	918,000	811,102
11/01/2033	3.875%	1,228,000	1,041,940
Venture Global LNG, Inc.(d)
02/01/2029	9.500%	171,000	180,790
02/01/2032	9.875%	184,000	191,612
Total			6,939,524
Oil Field Services 0.8%
Nabors Industries, Inc.(d)
05/15/2027	7.375%	297,000	291,328
01/31/2030	9.125%	131,000	132,078
Transocean Aquila Ltd.(d)
09/30/2028	8.000%	253,000	258,193
Transocean Titan Financing Ltd.(d)
02/01/2028	8.375%	511,000	528,809
Total			1,210,408
Other REIT 1.6%
Blackstone Mortgage Trust, Inc.(d)
01/15/2027	3.750%	480,000	429,114
Ladder Capital Finance Holdings LLLP/Corp.(d)
10/01/2025	5.250%	255,000	251,885
02/01/2027	4.250%	688,000	648,302
06/15/2029	4.750%	343,000	309,300
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(d)
05/15/2029	4.875%	283,000	264,032
RHP Hotel Properties LP/Finance Corp.(d)
07/15/2028	7.250%	91,000	94,698
RLJ Lodging Trust LP(d)
07/01/2026	3.750%	194,000	184,798
Service Properties Trust(d)
11/15/2031	8.625%	170,000	178,198
Total			2,360,327
Packaging 2.0%
Ardagh Metal Packaging Finance USA LLC/PLC(d)
06/15/2027	6.000%	325,000	323,549
09/01/2029	4.000%	884,000	749,190
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	399,000	388,137
Canpack SA/US LLC(d)
11/15/2029	3.875%	627,000	537,755
Sealed Air Corp.(d)
02/01/2028	6.125%	54,000	54,540
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	986,000	970,194
Total			3,023,365
Pharmaceuticals 1.1%
Bausch Health Companies, Inc.(d)
11/01/2025	5.500%	220,000	202,439
06/01/2028	4.875%	476,000	287,086
Grifols Escrow Issuer SA(d)
10/15/2028	4.750%	142,000	129,112
Jazz Securities DAC(d)
01/15/2029	4.375%	205,000	190,942
Organon Finance 1 LLC(d)
04/30/2028	4.125%	213,000	196,047
04/30/2031	5.125%	720,000	613,755
Total			1,619,381
Property & Casualty 2.3%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	1,379,000	1,324,198
04/15/2028	6.750%	666,000	681,861
01/15/2031	7.000%	108,000	113,901
HUB International, Ltd.(d)
06/15/2030	7.250%	809,000	854,090
Lumbermens Mutual Casualty Co.(d),(f)
12/01/2097	0.000%	30,000	30
Lumbermens Mutual Casualty Co.(f)
Subordinated
07/01/2026	0.000%	645,000	645
MGIC Investment Corp.
08/15/2028	5.250%	112,000	109,190
Radian Group, Inc.
03/15/2025	6.625%	44,000	44,047
03/15/2027	4.875%	262,000	254,700
Total			3,382,662
Refining 0.6%
HF Sinclair Corp.(d)
04/15/2027	6.375%	360,000	363,023
02/01/2028	5.000%	545,000	527,685
Total			890,708
Restaurants 1.4%
IRB Holding Corp.(d)
06/15/2025	7.000%	1,723,000	1,724,769
Yum! Brands, Inc.
04/01/2032	5.375%	361,000	355,762
Total			2,080,531
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 1.9%
Asbury Automotive Group, Inc.(d)
11/15/2029	4.625%	111,000	102,882
02/15/2032	5.000%	111,000	101,130
Group 1 Automotive, Inc.(d)
08/15/2028	4.000%	131,000	121,523
Hanesbrands, Inc.(d)
05/15/2026	4.875%	75,000	72,186
02/15/2031	9.000%	157,000	153,801
L Brands, Inc.(d)
07/01/2025	9.375%	110,000	115,975
10/01/2030	6.625%	398,000	407,185
L Brands, Inc.
06/15/2029	7.500%	80,000	83,355
LCM Investments Holdings II LLC(d)
05/01/2029	4.875%	451,000	419,895
Lithia Motors, Inc.(d)
01/15/2031	4.375%	175,000	159,307
Penske Automotive Group, Inc.
09/01/2025	3.500%	208,000	201,844
PetSmart, Inc./Finance Corp.(d)
02/15/2028	4.750%	375,000	352,593
02/15/2029	7.750%	135,000	131,575
Wolverine World Wide, Inc.(d)
08/15/2029	4.000%	462,000	364,688
Total			2,787,939
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
02/15/2028	6.500%	225,000	228,541
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	189,000	190,423
Total			418,964
Technology 7.3%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	500,000	476,190
Block, Inc.
06/01/2031	3.500%	175,000	155,403
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	233,000	234,055
Camelot Finance SA(d)
11/01/2026	4.500%	505,000	493,121
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(d)
06/15/2029	8.000%	62,000	64,677
Central Parent, Inc./CDK Global, Inc.(d)
06/15/2029	7.250%	165,000	168,181
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clarivate Science Holdings Corp.(d)
07/01/2028	3.875%	225,000	211,859
Cloud Software Group, Inc.(d)
09/30/2029	9.000%	175,000	166,264
Entegris Escrow Corp.(d)
04/15/2029	4.750%	382,000	367,922
06/15/2030	5.950%	430,000	427,259
GTCR W-2 Merger Sub LLC(d)
01/15/2031	7.500%	684,000	725,685
HealthEquity, Inc.(d)
10/01/2029	4.500%	455,000	420,851
Helios Software Holdings, Inc.(d)
05/01/2028	4.625%	432,000	394,619
ION Trading Technologies Sarl(d)
05/15/2028	5.750%	436,000	386,023
Iron Mountain, Inc.(d)
09/15/2027	4.875%	268,000	261,141
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	912,000	439,028
NCR Atleos Escrow Corp.(d)
04/01/2029	9.500%	508,000	541,308
NCR Corp.(d)
04/15/2029	5.125%	910,000	866,596
10/01/2030	5.250%	26,000	23,912
Neptune Bidco US, Inc.(d)
04/15/2029	9.290%	524,000	489,768
Picard Midco, Inc.(d)
03/31/2029	6.500%	788,000	751,340
Seagate HDD Cayman(d)
12/15/2029	8.250%	170,000	183,288
07/15/2031	8.500%	188,000	204,376
Sensata Technologies BV(d)
09/01/2030	5.875%	270,000	268,691
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	648,000	628,147
Synaptics, Inc.(d)
06/15/2029	4.000%	345,000	311,018
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	377,000	377,634
ZoomInfo Technologies LLC/Finance Corp.(d)
02/01/2029	3.875%	917,000	831,080
Total			10,869,436
Wireless 2.5%
Altice France SA(d)
01/15/2028	5.500%	821,000	675,161
07/15/2029	5.125%	456,000	354,960
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.
02/15/2027	3.875%	922,000	885,008
Sprint Capital Corp.
11/15/2028	6.875%	729,000	790,277
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	438,000	383,862
07/15/2031	4.750%	665,000	593,918
Total			3,683,186
Wirelines 1.5%
Frontier Communications Holdings LLC(d)
05/15/2030	8.750%	324,000	333,510
03/15/2031	8.625%	334,000	340,597
Iliad Holding SAS(d)
10/15/2026	6.500%	1,042,000	1,039,666
10/15/2028	7.000%	453,000	450,848
Total			2,164,621
Total Corporate Bonds & Notes (Cost $137,693,122)			133,403,311

Foreign Government Obligations(g) 0.8%

Canada 0.8%
NOVA Chemicals Corp.(d)
05/01/2025	5.000%	239,000	234,424
06/01/2027	5.250%	771,000	723,650
11/15/2028	8.500%	100,000	104,956
05/15/2029	4.250%	124,000	104,735
Total			1,167,765
Total Foreign Government Obligations (Cost $1,219,632)			1,167,765

Senior Loans 3.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.8%
8th Avenue Food & Provisions, Inc.(h),(i)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.220%	1,275,654	1,220,380
Media and Entertainment 0.7%
Cengage Learning, Inc.(h),(i)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.750% Floor 1.000% 07/14/2026	10.405%	1,037,007	1,038,894
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
PetSmart LLC(h),(i)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	9.206%	144,630	142,822
Technology 1.6%
Ascend Learning LLC(h),(i)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.956%	788,900	774,219
UKG, Inc.(h),(i)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.764%	1,121,261	1,123,089
3-month Term SOFR + 3.750% 05/04/2026	9.233%	404,065	404,715
Total			2,302,023
Total Senior Loans (Cost $4,757,291)			4,704,119

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(j),(k)	4,365,351	4,364,478
Total Money Market Funds (Cost $4,364,316)		4,364,478
Total Investments in Securities (Cost: $151,473,459)		146,030,527
Other Assets & Liabilities, Net		1,977,913
Net Assets		148,008,440
Notes to Portfolio of Investments
(a)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $5, which represents less than 0.01% of total net assets.

(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $118,036,320, which represents 79.75% of total net assets.

(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a security in default.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(j)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(k)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	6,447,839	27,141,076	(29,223,964)	(473)	4,364,478	750	258,406	4,365,351
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	63	—	5	68
Consumer Discretionary	30,502	—	—	30,502
Industrials	6,921	—	—	6,921
Utilities	—	—	0 *	0 *
Total Common Stocks	37,486	—	5	37,491
Convertible Bonds	—	2,353,363	—	2,353,363
Corporate Bonds & Notes	—	133,403,311	—	133,403,311
Foreign Government Obligations	—	1,167,765	—	1,167,765
Senior Loans	—	4,704,119	—	4,704,119
Money Market Funds	4,364,478	—	—	4,364,478
Total Investments in Securities	4,401,964	141,628,558	5	146,030,527

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $147,109,143)	$141,666,049
Affiliated issuers (cost $4,364,316)	4,364,478
Cash	13,141
Receivable for:
Capital shares sold	187,217
Dividends	19,363
Interest	2,111,376
Foreign tax reclaims	1,686
Expense reimbursement due from Investment Manager	620
Prepaid expenses	5,538
Total assets	148,369,468
Liabilities
Payable for:
Investments purchased	105,345
Capital shares redeemed	43,106
Management services fees	2,674
Distribution and/or service fees	568
Service fees	10,545
Compensation of chief compliance officer	28
Compensation of board members	872
Other expenses	21,728
Deferred compensation of board members	176,162
Total liabilities	361,028
Net assets applicable to outstanding capital stock	$148,008,440
Represented by
Paid in capital	152,471,330
Total distributable earnings (loss)	(4,462,890)
Total - representing net assets applicable to outstanding capital stock	$148,008,440
Class 1
Net assets	$16,407,413
Shares outstanding	2,582,339
Net asset value per share	$6.35
Class 2
Net assets	$34,374,792
Shares outstanding	5,457,114
Net asset value per share	$6.30
Class 3
Net assets	$97,226,235
Shares outstanding	15,186,281
Net asset value per share	$6.40
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
19

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$666
Dividends — affiliated issuers	258,406
Interest	8,707,644
Total income	8,966,716
Expenses:
Management services fees	958,713
Distribution and/or service fees
Class 2	82,170
Class 3	120,618
Service fees	99,152
Custodian fees	4,572
Printing and postage fees	24,457
Accounting services fees	30,090
Legal fees	13,823
Compensation of chief compliance officer	28
Compensation of board members	12,428
Deferred compensation of board members	15,356
Other	8,334
Total expenses	1,369,741
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(237,542)
Total net expenses	1,132,199
Net investment income	7,834,517
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,360,232)
Investments — affiliated issuers	750
Net realized loss	(3,359,482)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,278,105
Investments — affiliated issuers	(473)
Net change in unrealized appreciation (depreciation)	11,277,632
Net realized and unrealized gain	7,918,150
Net increase in net assets resulting from operations	$15,752,667
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$7,834,517	$7,298,986
Net realized loss	(3,359,482)	(3,091,672)
Net change in unrealized appreciation (depreciation)	11,277,632	(22,176,745)
Net increase (decrease) in net assets resulting from operations	15,752,667	(17,969,431)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(826,064)	(1,514,214)
Class 2	(1,622,542)	(2,901,842)
Class 3	(4,855,793)	(9,245,559)
Total distributions to shareholders	(7,304,399)	(13,661,615)
Decrease in net assets from capital stock activity	(5,881,832)	(3,896,840)
Total increase (decrease) in net assets	2,566,436	(35,527,886)
Net assets at beginning of year	145,442,004	180,969,890
Net assets at end of year	$148,008,440	$145,442,004

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	153,955	952,187	109,761	715,344
Distributions reinvested	137,448	826,064	248,231	1,514,214
Shares redeemed	(365,238)	(2,234,878)	(415,637)	(2,713,004)
Net decrease	(73,835)	(456,627)	(57,645)	(483,446)
Class 2
Shares sold	567,945	3,451,792	523,046	3,394,478
Distributions reinvested	271,783	1,622,542	478,852	2,901,842
Shares redeemed	(810,276)	(4,933,649)	(557,326)	(3,608,498)
Net increase	29,452	140,685	444,572	2,687,822
Class 3
Shares sold	249,821	1,555,776	42,500	291,923
Distributions reinvested	801,286	4,855,793	1,503,343	9,245,559
Shares redeemed	(1,945,915)	(11,977,459)	(2,389,613)	(15,638,698)
Net decrease	(894,808)	(5,565,890)	(843,770)	(6,101,216)
Total net decrease	(939,191)	(5,881,832)	(456,843)	(3,896,840)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$6.00	0.34	0.34	0.68	(0.33)	—	(0.33)
Year Ended 12/31/2022	$7.33	0.31	(1.03)	(0.72)	(0.37)	(0.24)	(0.61)
Year Ended 12/31/2021	$7.71	0.33	0.01 (c)	0.34	(0.72)	—	(0.72)
Year Ended 12/31/2020	$7.64	0.35	0.08	0.43	(0.36)	—	(0.36)
Year Ended 12/31/2019	$6.91	0.36	0.76	1.12	(0.39)	—	(0.39)
Class 2
Year Ended 12/31/2023	$5.95	0.32	0.34	0.66	(0.31)	—	(0.31)
Year Ended 12/31/2022	$7.27	0.29	(1.02)	(0.73)	(0.35)	(0.24)	(0.59)
Year Ended 12/31/2021	$7.66	0.30	0.01 (c)	0.31	(0.70)	—	(0.70)
Year Ended 12/31/2020	$7.59	0.33	0.08	0.41	(0.34)	—	(0.34)
Year Ended 12/31/2019	$6.87	0.34	0.75	1.09	(0.37)	—	(0.37)
Class 3
Year Ended 12/31/2023	$6.04	0.33	0.35	0.68	(0.32)	—	(0.32)
Year Ended 12/31/2022	$7.38	0.30	(1.04)	(0.74)	(0.36)	(0.24)	(0.60)
Year Ended 12/31/2021	$7.75	0.32	0.02 (c)	0.34	(0.71)	—	(0.71)
Year Ended 12/31/2020	$7.68	0.34	0.08	0.42	(0.35)	—	(0.35)
Year Ended 12/31/2019	$6.95	0.35	0.76	1.11	(0.38)	—	(0.38)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$6.35	11.56%	0.80%	0.64%	5.54%	24%	$16,407
Year Ended 12/31/2022	$6.00	(10.01% )	0.79%	0.64%	4.79%	26%	$15,940
Year Ended 12/31/2021	$7.33	4.50%	0.77%	0.66%	4.26%	50%	$19,891
Year Ended 12/31/2020	$7.71	5.90%	0.73%	0.67%	4.74%	58%	$194,656
Year Ended 12/31/2019	$7.64	16.47%	0.75%	0.69%	4.83%	58%	$178,149
Class 2
Year Ended 12/31/2023	$6.30	11.36%	1.05%	0.89%	5.29%	24%	$34,375
Year Ended 12/31/2022	$5.95	(10.22% )	1.04%	0.89%	4.55%	26%	$32,300
Year Ended 12/31/2021	$7.27	4.14%	1.05%	0.90%	4.07%	50%	$36,232
Year Ended 12/31/2020	$7.66	5.67%	0.98%	0.92%	4.49%	58%	$35,700
Year Ended 12/31/2019	$7.59	16.12%	1.00%	0.94%	4.59%	58%	$37,916
Class 3
Year Ended 12/31/2023	$6.40	11.51%	0.93%	0.77%	5.41%	24%	$97,226
Year Ended 12/31/2022	$6.04	(10.21% )	0.91%	0.76%	4.66%	26%	$97,202
Year Ended 12/31/2021	$7.38	4.48%	0.92%	0.78%	4.19%	50%	$124,846
Year Ended 12/31/2020	$7.75	5.74%	0.86%	0.80%	4.62%	58%	$132,293
Year Ended 12/31/2019	$7.68	16.23%	0.87%	0.81%	4.72%	58%	$147,395
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
23

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close
24
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
26
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.66% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.64%
Class 2	0.89
Class 3	0.765
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
28
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
75,705	(75,705)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,304,399	—	7,304,399	9,942,886	3,718,729	13,661,615
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
7,875,410	—	(6,483,299)	(5,678,839)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
151,709,366	1,858,758	(7,537,597)	(5,678,839)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,344,501)	(5,138,798)	(6,483,299)	—
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $33,265,498 and $36,890,613, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
30
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 88.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, broker and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
33

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

34
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
36
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

38
Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Income Opportunities Fund  | Annual Report 2023
39

Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7011_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

Portfolio management
BlackRock Financial Management, Inc. (subadviser)
Akiva Dickstein
David Rogal
BlackRock International Limited (sub-subadviser)
Christopher Allen, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.10	1.16	2.35
Class 2	05/03/10	3.89	0.93	2.11
Class 3	09/13/04	3.95	1.04	2.23
Bloomberg World Government Inflation-Linked Bond Index USD Hedged		4.52	1.72	2.96
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg World Government Inflation-Linked Bond Index USD Hedged is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Quality breakdown (%) (at December 31, 2023)
AA rating	88.6
A rating	5.3
BBB rating	6.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Country breakdown (%) (at December 31, 2023)
Australia	1.2
Belgium	0.2
Canada	1.7
Denmark	0.1
France	8.7
Germany	3.9
Italy	5.2
Japan	2.6
Mexico	0.2
New Zealand	0.4
Spain	2.2
Sweden	0.9
United Kingdom	19.7
United States(a)	53.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2023, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Derivative breakdown (%) (at December 31, 2023)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	0.18	(0.53)	(0.35)
Long futures contracts	0.11	(0.00)(b)	0.11
Short futures contracts	0.00 (b)	(0.14)	(0.14)
Swap contracts	0.07	(0.11)	(0.04)
Call option contracts written	—	(0.14)	(0.14)
Put option contracts written	—	(0.03)	(0.03)
(a) Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. Options written contracts are based upon the value as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
(b) Rounds to zero.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund returned 3.89%. The Fund’s benchmark, the Bloomberg World Government Inflation-Linked Bond Index USD Hedged, returned 4.52% during the same time period.
Market overview
Major market themes for 2023 encompassed stress in the banking sector, conflict in the Middle East, sticky inflation and a historically tight labor market, which together resulted in global yield curves moving higher. It was a challenging macroeconomic environment, fueled primarily by persistent inflation that drove the U.S. Federal Reserve (Fed) to continue its rapid interest rate tightening cycle. In turn, nominal U.S. Treasury yields moved higher during the annual period, with the most notable move taking place during the fourth quarter of 2023 when yields rallied nearly 100 basis points after long-term U.S. Treasury yields reached their peak of almost two decades. (A basis point is 1/100 of a percentage point.)
Despite high market volatility, inflation expectations remained range-bound for the annual period, ending approximately 10 basis points lower than at the start of the calendar year. Meanwhile, headline inflation, measured by the Consumer Price Index (CPI), decreased from 6.4% year-over-year in January 2023 to 3.4% year-over-year in December 2023, Core inflation, measured by the CPI less food and energy, decreased from to 5.6% year-over-year in January 2023 to 3.9% year-over-year in December 2023. The downward movements can be attributed to contractions in core goods relative to sticky high core services inflation. In Europe, the European Central Bank (ECB) brought down inflation during the period. However, the success of the ECB in achieving its primary mandate of price stability came with consequences for the European region. In the third quarter of 2023, for example, European Gross Domestic Product contracted approximately 0.1% quarter over quarter, most notably in the region’s largest economies, namely Germany and France. In the United Kingdom, inflation started off the period at approximately 10.1% year-over-year and ended at 4.0% year-over-year, indicating the Bank of England’s hawkish approach was effective in bringing inflation lower. Despite softening inflation data, the tight labor market in the United Kingdom contributed to an increase in wage growth.
The Fund’s notable detractors during the period
•
The Fund’s tactical positioning in U.S. nominal rates detracted most.
○
At the start of the period, the Fund had an overweight in U.S. headline nominal duration, which helped. We then shifted to an underweight in February, as stickier inflation led rates to sell off.
○
We then flipped the position back to an overweight in duration in late June, given our view that inflation was likely to come in softer than expected in the second half of the year, enabling the market to remove more hawkish Fed outcomes. While our inflation conviction was correct, with the Consumer Price Index lower, strong economic growth broadly in the U.S. resulted in rates selling off, causing the overweight duration position to detract.
○
The Fund’s overweight duration position was concentrated in the front, or short-term, end of the yield curve, which shielded the Fund from further losses as the curve steepened.
○
We moved the Fund to a short duration position in the fourth quarter on our view that the market had begun to price in too many interest rate cuts in 2024. While we maintained that view through the end of the period, we made the shift too early and thus the short duration positioning in November and December detracted from returns.
•
The Fund’s short position in Japanese nominal rates detracted from performance. The combination of the Bank of Japan’s lack of policy shift for much of the period increased volatility, and Japanese nominal rates decreased during certain points in the year. In December 2023, we unwound the position.
The Fund’s notable contributors during the period
•
The Fund’s long position in the credit sector contributed positively to its relative results, as credit spreads tightened during the period.
•
The Fund’s structural long position in rental inflation-linked commercial mortgage-backed securities, primarily focused on single-family rentals, contributed positively to performance, as rental prices increased alongside the generally positive risk sentiment.
6
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The Fund held no U.S. breakeven positions after we closed out its long five-year position in June 2023. In December 2023, we added a long position in U.S. breakevens, which contributed positively to the Fund’s relative results.
•
Throughout the period, we tactically traded the Fund’s long position in agency mortgage-backed securities, which boosted results, as spreads were at historically wide levels. Toward the end of the period, we shifted focus from higher coupon to slightly lower coupon securities, which added value.
•
The Fund’s relative value positions between U.S. and European Union breakevens, focused on the long-term end of the curve, contributed positively as well.
Derivatives usage
In our view, derivatives are an effective and efficient tool to manage duration, yield curve and volatility risk in the Fund. During the period, the Fund utilized forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. We used futures contracts to manage duration and yield exposure of the Fund in an efficient manner. We used written and purchased options to create various exposures for the Fund, isolate perceived mispricing and create asymmetric risk profiles. We used interest rate swaps to express our breakeven strategies or enhance yields of already existing positions. We used inflation swaps to hedge underlying inflation-linked positions, as caps and floors may provide protection against adverse moves in the inflation market. The use of these instruments is integral to the Fund’s investment strategy. On a stand-alone basis, the net impact of these derivative instruments on Fund performance was negative.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.60	1,021.94	3.02	3.02	0.60
Class 2	1,000.00	1,000.00	1,021.30	1,020.69	4.28	4.28	0.85
Class 3	1,000.00	1,000.00	1,022.20	1,021.29	3.68	3.68	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Commercial Mortgage-Backed Securities - Non-Agency 0.7%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United States 0.7%
AMSR Trust(a)
Subordinated Series 2022-SFR3 Class D
10/17/2039	4.000%		155,000	142,242
New Residential Mortgage Loan Trust(a)
Subordinated CMO Series 2022-SFR2 Class D
09/04/2039	4.000%		155,000	141,575
Pagaya AI Technology in Housing Trust(a)
Series 2022-1 Class D
08/25/2025	4.250%		100,000	91,768
Progress Residential Trust(a)
Subordinated Series 2022-SFR7 Class D
10/27/2039	5.500%		200,000	193,194
Total				568,779
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $570,810)				568,779

Corporate Bonds & Notes 0.5%

United States 0.5%
Goldman Sachs Group, Inc. (The)(b)
10/24/2034	6.561%		82,000	90,270
JPMorgan Chase & Co.(b)
10/23/2034	6.254%		83,000	90,025
Morgan Stanley(b)
07/21/2034	5.424%		44,000	44,615
11/01/2034	6.627%		82,000	90,851
Wells Fargo & Co.(b)
07/25/2034	5.557%		44,000	44,838
10/23/2034	6.491%		83,000	90,395
Total				450,994
Total Corporate Bonds & Notes (Cost $420,177)				450,994

Foreign Government Obligations(c),(d) 1.5%

Belgium 0.2%
European Union(a)
03/04/2053	3.000%	EUR	165,000	178,787
Germany 1.1%
Bundesschatzanweisungen(a)
12/12/2025	3.100%	EUR	790,000	883,565
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 0.2%
Mexican Bonos
03/01/2029	8.500%	MXN	1,000,000	57,530
05/31/2029	8.500%	MXN	2,000,000	115,559
Total				173,089
Total Foreign Government Obligations (Cost $1,215,619)				1,235,441

Inflation-Indexed Bonds(c) 95.6%

Australia 1.2%
Australia Government Bond(a)
11/21/2027	0.750%	AUD	188,229	127,416
09/20/2030	2.500%	AUD	338,046	249,102
11/21/2032	0.250%	AUD	96,780	59,723
08/21/2035	2.000%	AUD	189,920	137,089
08/21/2040	1.250%	AUD	144,531	93,982
02/21/2050	1.000%	AUD	136,999	80,705
Australia Government Index-Linked Bond(a)
09/20/2025	3.000%	AUD	411,498	290,910
Total				1,038,927
Canada 1.7%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	261,838	214,395
12/01/2031	4.000%	CAD	303,711	274,914
12/01/2036	3.000%	CAD	184,784	165,325
12/01/2041	2.000%	CAD	235,283	187,739
12/01/2044	1.500%	CAD	308,682	229,064
12/01/2047	1.250%	CAD	308,722	218,726
12/01/2050	0.500%	CAD	213,546	128,110
12/01/2054	0.250%	CAD	39,742	22,034
Total				1,440,307
Denmark 0.2%
Denmark I/L Government Bond(a)
11/15/2030	0.100%	DKK	844,252	121,944
France 8.9%
France Government Bond OAT(a)
03/01/2025	0.100%	EUR	423,623	460,915
07/25/2027	1.850%	EUR	847,834	989,929
07/25/2029	3.400%	EUR	360,574	465,157
07/25/2030	0.700%	EUR	546,784	622,324
07/25/2032	3.150%	EUR	513,270	699,200
07/25/2047	0.100%	EUR	414,335	403,636
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
French Republic Government Bond OAT(a)
03/01/2026	0.100%	EUR	354,312	387,386
03/01/2028	0.100%	EUR	505,151	550,499
03/01/2029	0.100%	EUR	435,346	477,049
07/25/2031	0.100%	EUR	378,518	411,901
03/01/2032	0.100%	EUR	197,585	213,479
03/01/2036	0.100%	EUR	264,565	276,666
07/25/2036	0.100%	EUR	353,472	368,848
07/25/2038	0.100%	EUR	203,247	210,292
03/01/2039	0.550%	EUR	67,352	73,387
07/25/2040	1.800%	EUR	505,258	662,391
07/25/2053	0.100%	EUR	185,826	178,512
Total				7,451,571
Germany 2.9%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(a)
04/15/2030	0.500%	EUR	776,364	880,497
Deutsche Bundesrepublik Inflation-Linked Bond(a)
04/15/2026	0.100%	EUR	680,640	738,982
04/15/2033	0.100%	EUR	267,401	296,791
04/15/2046	0.100%	EUR	471,851	518,010
Total				2,434,280
Italy 5.4%
Italy Buoni Poliennali Del Tesoro(a)
05/15/2026	0.650%	EUR	271,872	295,705
09/15/2026	3.100%	EUR	420,547	489,664
05/15/2028	1.300%	EUR	624,983	690,057
05/15/2029	1.500%	EUR	46,262	51,255
09/15/2032	1.250%	EUR	487,729	523,254
05/15/2033	0.100%	EUR	489,587	463,441
09/15/2035	2.350%	EUR	511,097	600,269
05/15/2039	2.400%	EUR	30,678	35,182
09/15/2041	2.550%	EUR	572,228	678,064
05/15/2051	0.150%	EUR	213,885	150,274
Italy Buoni Poliennali Del Tesoro
05/15/2030	0.400%	EUR	491,733	507,867
Total				4,485,032
Japan 2.6%
Japanese Government CPI-Linked Bond
03/10/2025	0.100%	JPY	63,906,500	464,656
03/10/2026	0.100%	JPY	42,050,276	310,090
03/10/2027	0.100%	JPY	35,325,225	266,903
03/10/2028	0.100%	JPY	32,424,322	241,790
03/10/2029	0.100%	JPY	42,898,178	320,569
03/10/2030	0.200%	JPY	13,798,200	101,401
03/10/2031	0.005%	JPY	17,596,380	133,535
03/10/2032	0.005%	JPY	28,124,185	213,506
03/10/2033	0.005%	JPY	20,389,800	152,962
Total				2,205,412
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 0.4%
New Zealand Government Inflation-Linked Bond(a)
09/20/2030	3.000%	NZD	115,617	77,029
09/20/2035	2.500%	NZD	199,854	127,511
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	260,370	163,317
Total				367,857
Spain 2.3%
Spain Government Inflation-Linked Bond(a)
11/30/2027	0.650%	EUR	487,872	537,216
11/30/2030	1.000%	EUR	563,067	627,998
11/30/2033	0.700%	EUR	595,103	635,004
11/30/2039	2.050%	EUR	88,731	106,992
Total				1,907,210
Sweden 0.9%
Sweden Inflation-Linked Bond
06/01/2025	1.000%	SEK	3,905,175	384,391
12/01/2028	3.500%	SEK	2,003,503	225,864
Sweden Inflation-Linked Bond(a)
06/01/2030	0.125%	SEK	437,748	42,180
06/01/2032	0.125%	SEK	783,125	75,069
06/01/2039	0.125%	SEK	299,574	27,554
Total				755,058
United Kingdom 20.2%
United Kingdom Gilt Inflation-Linked Bond(a)
03/22/2026	0.125%	GBP	548,670	696,640
11/22/2027	1.250%	GBP	720,371	968,718
08/10/2028	0.125%	GBP	649,502	838,238
03/22/2029	0.125%	GBP	652,490	839,268
07/22/2030	4.125%	GBP	346,549	558,699
08/10/2031	0.125%	GBP	276,683	357,908
03/22/2034	0.750%	GBP	642,669	861,226
01/26/2035	2.000%	GBP	529,514	788,260
11/22/2036	0.125%	GBP	544,920	670,667
11/22/2037	1.125%	GBP	644,543	890,971
03/22/2039	0.125%	GBP	331,074	388,957
03/22/2040	0.625%	GBP	567,135	716,293
08/10/2041	0.125%	GBP	451,969	518,005
11/22/2042	0.625%	GBP	551,292	682,987
03/22/2044	0.125%	GBP	654,612	718,407
03/22/2046	0.125%	GBP	636,105	679,103
11/22/2047	0.750%	GBP	562,102	685,291
08/10/2048	0.125%	GBP	439,997	460,305
03/22/2050	0.500%	GBP	570,734	648,093
03/22/2051	0.125%	GBP	321,170	326,351
03/22/2052	0.250%	GBP	686,836	720,681
11/22/2055	1.250%	GBP	515,055	709,406
11/22/2056	0.125%	GBP	245,061	242,493
03/22/2058	0.125%	GBP	423,778	411,075
03/22/2062	0.375%	GBP	520,705	549,077
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
11/22/2065	0.125%	GBP	309,020	294,184
03/22/2068	0.125%	GBP	485,236	462,087
03/22/2073	0.125%	GBP	30,637	31,186
United Kingdom Inflation-Linked Gilt(a)
11/22/2033	0.750%	GBP	50,752	68,503
03/22/2045	0.625%	GBP	98,628	119,460
Total				16,902,539
United States 48.9%
U.S. Treasury Inflation-Indexed Bond
01/15/2025	0.250%		967,770	939,520
01/15/2025	2.375%		1,216,049	1,206,749
04/15/2025	0.125%		979,729	945,016
07/15/2025	0.375%		1,595,851	1,546,529
10/15/2025	0.125%		610,687	587,291
01/15/2026	0.625%		615,068	593,720
01/15/2026	2.000%		868,107	861,466
04/15/2026	0.125%		1,290,553	1,228,587
07/15/2026	0.125%		1,297,710	1,236,776
10/15/2026	0.125%		1,125,960	1,069,426
01/15/2027	0.375%		1,122,657	1,067,514
01/15/2027	2.375%		701,822	708,244
04/15/2027	0.125%		1,007,991	947,441
07/15/2027	0.375%		1,213,767	1,153,665
10/15/2027	1.625%		960,751	953,588
01/15/2028	0.500%		1,283,399	1,214,967
01/15/2028	1.750%		668,240	664,558
04/15/2028	1.250%		476,983	464,850
04/15/2028	3.625%		915,006	980,698
07/15/2028	0.750%		1,236,762	1,184,464
10/15/2028	2.375%		904,068	931,350
01/15/2029	0.875%		347,278	332,599
01/15/2029	2.500%		583,972	604,140
04/15/2029	3.875%		935,800	1,032,366
07/15/2029	0.250%		1,287,039	1,190,729
01/15/2030	0.125%		1,369,271	1,242,023
07/15/2030	0.125%		1,176,039	1,063,064
01/15/2031	0.125%		1,317,863	1,177,123
04/15/2032	3.375%		227,075	254,380
07/15/2032	0.625%		1,397,827	1,278,649
02/15/2040	2.125%		552,326	567,941
02/15/2041	2.125%		906,212	933,340
02/15/2042	0.750%		836,053	679,339
02/15/2043	0.625%		776,185	607,736
02/15/2044	1.375%		772,300	691,402
02/15/2045	0.750%		797,020	624,480
02/15/2046	1.000%		694,714	569,522
02/15/2047	0.875%		656,419	518,572
02/15/2048	1.000%		561,465	454,182
02/15/2050	0.250%		496,651	324,927
02/15/2051	0.125%		567,254	352,455
02/15/2052	0.125%		584,356	359,953
02/15/2053	1.500%		429,554	390,980
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury Inflation-Indexed Bond(e)
07/15/2031	0.125%	1,486,608	1,322,843
01/15/2032	0.125%	1,476,220	1,297,835
01/15/2033	1.125%	1,342,783	1,271,935
07/15/2033	1.375%	1,271,403	1,233,938
Total			40,862,872
Total Inflation-Indexed Bonds (Cost $91,267,892)			79,973,009

Residential Mortgage-Backed Securities - Agency 3.2%

United States 3.2%
Uniform Mortgage-Backed Security TBA(f)
01/16/2054	4.500%	785,000	760,898
01/16/2054	5.000%	656,280	649,256
01/16/2054	5.500%	1,254,754	1,260,047
Total			2,670,201
Total Residential Mortgage-Backed Securities - Agency (Cost $2,632,018)			2,670,201

Residential Mortgage-Backed Securities - Non-Agency 0.9%

United States 0.9%
CSMC Trust(a),(g)
CMO Series 2022-NQM5 Class A1
05/25/2067	5.169%	248,257	248,991
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2021-3 Class A1
09/25/2066	1.241%	127,935	101,364
PRKCM Trust(a),(g)
CMO Series 2022-AFC2 Class A1
08/25/2057	5.335%	89,604	89,682
SG Residential Mortgage Trust(a),(g)
CMO Series 2021-1 Class A1
07/25/2061	1.160%	147,663	116,184
CMO Series 2022-2 Class A1
08/25/2062	5.353%	88,481	89,268
Verus Securitization Trust(a),(g)
CMO Series 2022-7 Class A1
07/25/2067	5.350%	100,115	99,776
Total			745,265
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $736,461)			745,265

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
U.S. Treasury Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury
11/15/2033	4.500%	30,000	31,519
11/15/2053	4.750%	35,000	39,364
Total			70,883
Total U.S. Treasury Obligations (Cost $66,257)			70,883

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $23,687)	50,308

Put Option Contracts Purchased 0.0%
Value ($)
(Cost $19,218)	4,913

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(h),(i)	76,110	76,094
Total Money Market Funds (Cost $76,089)		76,094
Total Investments in Securities (Cost $97,028,228)		85,845,887
Other Assets & Liabilities, Net		(2,199,054)
Net Assets		$83,646,833
At December 31, 2023, securities and/or cash totaling $455,902 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,403,000 AUD	930,659 USD	Citi	01/03/2024	—	(25,415)
828,000 DKK	122,217 USD	Citi	01/03/2024	—	(400)
150,000 EUR	165,840 USD	Citi	01/03/2024	248	—
1,001,909 USD	1,464,000 AUD	Citi	01/03/2024	—	(4,266)
31,699 USD	43,000 CAD	Citi	01/03/2024	753	—
349,413 USD	320,048 EUR	Citi	01/03/2024	3,904	—
975,927 USD	772,058 GBP	Citi	01/03/2024	8,177	—
349,929 USD	552,000 NZD	Citi	01/03/2024	—	(983)
5,311,000 JPY	36,185 USD	Citi	01/05/2024	—	(1,494)
2,304,707 USD	326,229,000 JPY	Citi	01/05/2024	9,726	—
1,545,065 AUD	1,058,227 USD	Citi	02/02/2024	4,230	—
64,073 CAD	48,614 USD	Citi	02/02/2024	237	—
509,369 EUR	563,335 USD	Citi	02/02/2024	288	—
1,048,266 GBP	1,336,544 USD	Citi	02/02/2024	131	—
328,582,150 JPY	2,331,601 USD	Citi	02/02/2024	—	(10,132)
582,797 NZD	369,474 USD	Citi	02/02/2024	1,013	—
153,045 SEK	15,204 USD	Citi	02/02/2024	12	—
166,036 USD	150,000 EUR	Citi	02/02/2024	—	(229)
175,819 USD	138,000 GBP	Citi	02/02/2024	114	—
80,228 AUD	53,249 USD	Deutsche Bank	01/03/2024	—	(1,423)
1,979,281 CAD	1,458,705 USD	Deutsche Bank	01/03/2024	—	(35,035)
15,780,938 EUR	17,352,193 USD	Deutsche Bank	01/03/2024	—	(69,174)
13,359,794 GBP	16,958,314 USD	Deutsche Bank	01/03/2024	—	(70,748)
556,058 NZD	342,488 USD	Deutsche Bank	01/03/2024	—	(9,024)
7,544,547 SEK	730,307 USD	Deutsche Bank	01/03/2024	—	(17,711)
1,447,464 USD	1,912,000 CAD	Deutsche Bank	01/03/2024	—	(4,499)
123,411 USD	828,000 DKK	Deutsche Bank	01/03/2024	—	(794)
705,613 USD	646,841 EUR	Deutsche Bank	01/03/2024	8,467	—
16,433,659 USD	14,814,000 EUR	Deutsche Bank	01/03/2024	—	(79,744)
15,968,477 USD	12,515,000 GBP	Deutsche Bank	01/03/2024	—	(16,232)
751,921 USD	7,475,000 SEK	Deutsche Bank	01/03/2024	—	(10,798)
323,687,451 JPY	2,208,476 USD	Deutsche Bank	01/05/2024	—	(87,926)
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,912,000 CAD	1,448,072 USD	Deutsche Bank	02/02/2024	4,475	—
828,000 DKK	123,598 USD	Deutsche Bank	02/02/2024	776	—
15,512,025 EUR	17,230,090 USD	Deutsche Bank	02/02/2024	83,407	—
12,515,000 GBP	15,971,010 USD	Deutsche Bank	02/02/2024	15,886	—
7,475,000 SEK	752,817 USD	Deutsche Bank	02/02/2024	10,723	—
Total				152,567	(446,027)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	9	06/2024	USD	2,137,838	4,373	—
Australian 10-Year Bond	3	03/2024	AUD	349,997	6,602	—
Long Gilt	7	03/2024	GBP	718,550	32,311	—
Long Gilt	1	03/2024	GBP	102,650	—	(204)
U.S. Treasury Ultra Bond	4	03/2024	USD	534,375	47,962	—
Total					91,248	(204)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	(11)	12/2024	USD	(2,637,388)	—	(11,718)
3-Month SOFR	(9)	06/2025	USD	(2,173,050)	—	(10,477)
Canadian Government 10-Year Bond	(10)	03/2024	CAD	(1,241,800)	—	(44,371)
Euro-Buxl 30-Year	(1)	03/2024	EUR	(141,720)	—	(1,822)
Euro-Schatz	(8)	03/2024	EUR	(852,360)	301	—
U.S. Long Bond	(3)	03/2024	USD	(374,813)	—	(17,350)
U.S. Treasury 10-Year Note	(4)	03/2024	USD	(451,563)	—	(7,814)
U.S. Treasury 2-Year Note	(28)	03/2024	USD	(5,765,594)	—	(16,652)
U.S. Treasury 5-Year Note	(2)	03/2024	USD	(217,547)	—	(3,620)
Total					301	(113,824)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
3-Month SOFR	UBS	USD	10,689,188	45	94.94	03/15/2024	10,689	18,281
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	844,000	844,000	4.24	03/26/2024	12,998	32,027
Total							23,687	50,308

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive 6-Month EURIBOR and pay exercise rate	Deutsche Bank	EUR	595,500	595,500	2.83	03/12/2024	6,220	3,727
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	844,000	844,000	4.24	03/26/2024	12,998	1,186
Total							19,218	4,913

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
3-Month SOFR	UBS	USD	(5,311,900)	(22)	96.50	3/15/2024	(9,770)	(18,563)
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(2,110,000)	(2,110,000)	3.75	6/12/2024	(33,538)	(54,210)
5-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(844,000)	(844,000)	4.00	3/14/2024	(12,056)	(23,526)
5-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(587,847)	(587,847)	3.90	11/14/2024	(13,051)	(22,248)
Total							(68,415)	(118,547)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month EURIBOR	Deutsche Bank	EUR	(595,500)	(595,500)	3.23	03/12/2024	(1,944)	(1,270)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(2,110,000)	(2,110,000)	3.75	06/12/2024	(32,391)	(15,460)
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(844,000)	(844,000)	4.00	03/14/2024	(12,057)	(1,985)
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(587,847)	(587,847)	3.90	11/14/2024	(13,050)	(4,898)
Total							(59,442)	(23,613)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 3.535%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	11/08/2025	EUR	754,125	8,665	—	—	8,665	—
Fixed rate of 3.529%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	11/08/2025	EUR	754,125	8,561	—	—	8,561	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.315%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/14/2025	USD	350,000	(1,579)	—	—	—	(1,579)
Fixed rate of 2.207%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/05/2025	USD	155,000	447	—	—	447	—
Fixed rate of 2.101%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/08/2025	USD	155,000	124	—	—	124	—
Fixed rate of 2.147%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/13/2025	USD	310,000	481	—	—	481	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.839%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2025	EUR	265,000	(338)	—	—	—	(338)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.192%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/27/2025	USD	825,000	(1,726)	—	—	—	(1,726)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.414%	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/02/2028	USD	550,000	1,137	—	—	1,137	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.547%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/03/2028	USD	775,000	(5,499)	—	—	—	(5,499)
6-Month EURIBOR	Fixed rate of 3.157%	Receives SemiAnnually, Pays Annually	Goldman Sachs	11/08/2028	EUR	629,250	(21,344)	—	—	—	(21,344)
6-Month EURIBOR	Fixed rate of 3.165%	Receives SemiAnnually, Pays Annually	Goldman Sachs	11/08/2028	EUR	629,250	(21,588)	—	—	—	(21,588)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.336%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/05/2028	USD	155,000	(17)	—	—	—	(17)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.250%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/08/2028	USD	155,000	(564)	—	—	—	(564)
The accompanying Notes to Financial Statements are an integral part of this statement.
14
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.317%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/13/2028	USD	310,000	312	—	—	312	—
Fixed rate of 2.055%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2028	EUR	265,000	642	—	—	642	—
Fixed rate of 3.408%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	06/17/2029	USD	254,700	1,081	—	—	1,081	—
Fixed rate of 3.439%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	06/17/2029	USD	127,349	717	—	—	717	—
Fixed rate of 3.425%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	06/17/2029	USD	95,512	476	—	—	476	—
Fixed rate of 3.363%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	06/17/2029	USD	127,347	281	—	—	281	—
Fixed rate of 3.331%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	06/17/2029	USD	169,799	132	—	—	132	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.790%	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2033	GBP	790,000	(6,736)	—	—	—	(6,736)
Fixed rate of 3.540%	CORRA	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	06/15/2033	CAD	156,388	4,463	—	—	4,463	—
Fixed rate of 4.002%	CORRA	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	09/21/2033	CAD	70,000	3,944	—	—	3,944	—
Fixed rate of 3.224%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	11/08/2033	EUR	170,251	11,690	—	—	11,690	—
Fixed rate of 3.216%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	11/08/2033	EUR	170,250	11,557	—	—	11,557	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.383%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2033	USD	100,000	511	—	—	511	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.410%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2033	USD	100,000	278	—	—	278	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.459%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/19/2033	USD	158,333	(235)	—	—	—	(235)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.464%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/20/2033	USD	148,833	(276)	—	—	—	(276)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.436%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/21/2033	USD	95,665	59	—	—	59	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.430%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/28/2033	USD	72,169	95	—	—	95	—
CORRA	Fixed rate of 3.404%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	06/15/2053	CAD	70,000	(4,441)	—	—	—	(4,441)
Fixed rate of 2.780%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2053	EUR	5,000	541	—	—	541	—
CORRA	Fixed rate of 3.722%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	09/21/2053	CAD	30,000	(3,263)	—	—	—	(3,263)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.660%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/13/2053	USD	385,000	(22,418)	—	—	—	(22,418)
Fixed rate of 3.224%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2053	EUR	15,000	837	—	—	837	—
Fixed rate of 2.529%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2053	EUR	25,000	542	—	—	542	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.475%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/18/2053	USD	75,000	(1,053)	—	—	—	(1,053)
Total							(33,504)	—	—	57,573	(91,077)

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Reference index and values for swap contracts as of period end
Reference index		Reference rate
6-Month EURIBOR	Euro Interbank Offered Rate	3.861%
CORRA	Canadian Overnight Repo Rate Average	5.060%
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	3.400%
SOFR	Secured Overnight Financing Rate	5.380%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	4.000%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	3.350%
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $36,559,375, which represents 43.71% of total net assets.

(b)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	Represents a security purchased on a when-issued basis.
(g)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(i)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	100,076	26,533,404	(26,557,391)	5	76,094	(501)	37,303	76,110
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
16
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Commercial Mortgage-Backed Securities - Non-Agency	—	568,779	—	568,779
Corporate Bonds & Notes	—	450,994	—	450,994
Foreign Government Obligations	—	1,235,441	—	1,235,441
Inflation-Indexed Bonds	—	79,973,009	—	79,973,009
Residential Mortgage-Backed Securities - Agency	—	2,670,201	—	2,670,201
Residential Mortgage-Backed Securities - Non-Agency	—	745,265	—	745,265
U.S. Treasury Obligations	—	70,883	—	70,883
Call Option Contracts Purchased	18,281	32,027	—	50,308
Put Option Contracts Purchased	—	4,913	—	4,913
Money Market Funds	76,094	—	—	76,094
Total Investments in Securities	94,375	85,751,512	—	85,845,887
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	152,567	—	152,567
Futures Contracts	91,549	—	—	91,549
Swap Contracts	—	57,573	—	57,573
Liability
Forward Foreign Currency Exchange Contracts	—	(446,027)	—	(446,027)
Futures Contracts	(114,028)	—	—	(114,028)
Call Option Contracts Written	(18,563)	(99,984)	—	(118,547)
Put Option Contracts Written	—	(23,613)	—	(23,613)
Swap Contracts	—	(91,077)	—	(91,077)
Total	53,333	85,300,951	—	85,354,284
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $96,909,234)	$85,714,572
Affiliated issuers (cost $76,089)	76,094
Option contracts purchased (cost $42,905)	55,221
Foreign currency (cost $157,202)	158,164
Margin deposits on:
Futures contracts	135,290
Swap contracts	217,000
Unrealized appreciation on forward foreign currency exchange contracts	152,567
Receivable for:
Investments sold	759,925
Investments sold on a delayed delivery basis	1,253,135
Capital shares sold	2,021
Dividends	1,137
Interest	252,877
Foreign tax reclaims	1,953
Variation margin for futures contracts	4,254
Variation margin for swap contracts	10,590
Expense reimbursement due from Investment Manager	298
Prepaid expenses	5,201
Total assets	88,800,299
Liabilities
Option contracts written, at value (premiums received $127,857)	142,160
Unrealized depreciation on forward foreign currency exchange contracts	446,027
Payable for:
Investments purchased	418,431
Investments purchased on a delayed delivery basis	3,784,182
Capital shares redeemed	122,359
Variation margin for futures contracts	16,391
Variation margin for swap contracts	5,364
Management services fees	1,175
Distribution and/or service fees	364
Service fees	3,961
Compensation of chief compliance officer	17
Compensation of board members	822
Other expenses	37,503
Deferred compensation of board members	174,710
Total liabilities	5,153,466
Net assets applicable to outstanding capital stock	$83,646,833
Represented by
Paid in capital	105,394,571
Total distributable earnings (loss)	(21,747,738)
Total - representing net assets applicable to outstanding capital stock	$83,646,833
Class 1
Net assets	$1,140,939
Shares outstanding	253,488
Net asset value per share	$4.50
Class 2
Net assets	$23,285,868
Shares outstanding	5,320,227
Net asset value per share	$4.38
Class 3
Net assets	$59,220,026
Shares outstanding	13,246,225
Net asset value per share	$4.47
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
19

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$37,303
Interest	3,560,064
Foreign taxes withheld	(1,620)
Total income	3,595,747
Expenses:
Management services fees	460,059
Distribution and/or service fees
Class 2	63,748
Class 3	79,422
Service fees	54,080
Custodian fees	34,837
Printing and postage fees	16,721
Accounting services fees	50,490
Legal fees	13,133
Interest on collateral	349
Interest on interfund lending	33
Compensation of chief compliance officer	16
Compensation of board members	11,733
Deferred compensation of board members	16,736
Other	7,554
Total expenses	808,911
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(124,366)
Total net expenses	684,545
Net investment income	2,911,202
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,800,465)
Investments — affiliated issuers	(501)
Foreign currency translations	4,449
Forward foreign currency exchange contracts	(1,410,031)
Futures contracts	199,053
Option contracts purchased	(180,738)
Option contracts written	117,006
Swap contracts	(174,783)
Net realized loss	(7,246,010)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,700,178
Investments — affiliated issuers	5
Foreign currency translations	(566)
Forward foreign currency exchange contracts	740,539
Futures contracts	38,325
Option contracts purchased	43,069
Option contracts written	(55,369)
Swap contracts	66,034
Net change in unrealized appreciation (depreciation)	7,532,215
Net realized and unrealized gain	286,205
Net increase in net assets resulting from operations	$3,197,407
The accompanying Notes to Financial Statements are an integral part of this statement.
20
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$2,911,202	$6,836,254
Net realized gain (loss)	(7,246,010)	543,664
Net change in unrealized appreciation (depreciation)	7,532,215	(28,804,165)
Net increase (decrease) in net assets resulting from operations	3,197,407	(21,424,247)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(101,745)	(69,557)
Class 2	(2,270,620)	(1,966,413)
Class 3	(5,577,192)	(4,926,070)
Total distributions to shareholders	(7,949,557)	(6,962,040)
Increase (decrease) in net assets from capital stock activity	(7,109,350)	1,427,545
Total decrease in net assets	(11,861,500)	(26,958,742)
Net assets at beginning of year	95,508,333	122,467,075
Net assets at end of year	$83,646,833	$95,508,333

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	63,042	292,916	169,425	929,298
Distributions reinvested	23,177	101,745	13,351	69,557
Shares redeemed	(89,780)	(415,760)	(36,895)	(196,624)
Net increase (decrease)	(3,561)	(21,099)	145,881	802,231
Class 2
Shares sold	365,451	1,694,289	1,185,541	6,580,899
Distributions reinvested	530,519	2,270,620	387,089	1,966,413
Shares redeemed	(1,384,641)	(6,114,266)	(942,057)	(4,816,870)
Net increase (decrease)	(488,671)	(2,149,357)	630,573	3,730,442
Class 3
Shares sold	406,295	1,947,245	520,950	2,750,832
Distributions reinvested	1,276,245	5,577,192	950,979	4,926,070
Shares redeemed	(2,744,713)	(12,463,331)	(2,050,804)	(10,782,030)
Net decrease	(1,062,173)	(4,938,894)	(578,875)	(3,105,128)
Total net increase (decrease)	(1,554,405)	(7,109,350)	197,579	1,427,545
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$4.74	0.16	0.02	0.18	(0.42)	—	(0.42)
Year Ended 12/31/2022	$6.14	0.35	(1.39)	(1.04)	(0.26)	(0.10)	(0.36)
Year Ended 12/31/2021	$6.04	0.18	0.09	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.66	(0.01)	0.54	0.53	(0.04)	(0.11)	(0.15)
Year Ended 12/31/2019	$5.42	0.03	0.40	0.43	(0.19)	—	(0.19)
Class 2
Year Ended 12/31/2023	$4.62	0.14	0.03	0.17	(0.41)	—	(0.41)
Year Ended 12/31/2022	$5.99	0.32	(1.35)	(1.03)	(0.24)	(0.10)	(0.34)
Year Ended 12/31/2021	$5.89	0.14	0.12	0.26	(0.04)	(0.12)	(0.16)
Year Ended 12/31/2020	$5.53	(0.03)	0.52	0.49	(0.02)	(0.11)	(0.13)
Year Ended 12/31/2019	$5.30	0.02	0.38	0.40	(0.17)	—	(0.17)
Class 3
Year Ended 12/31/2023	$4.71	0.15	0.03	0.18	(0.42)	—	(0.42)
Year Ended 12/31/2022	$6.10	0.33	(1.37)	(1.04)	(0.25)	(0.10)	(0.35)
Year Ended 12/31/2021	$6.00	0.15	0.12	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.63	(0.02)	0.53	0.51	(0.03)	(0.11)	(0.14)
Year Ended 12/31/2019	$5.39	0.03	0.39	0.42	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$4.50	4.10%	0.74% (c),(d)	0.60% (c),(d)	3.39%	112%	$1,141
Year Ended 12/31/2022	$4.74	(17.51% )	0.70% (c)	0.60% (c)	6.63%	123%	$1,219
Year Ended 12/31/2021	$6.14	4.56%	0.72% (c)	0.61% (c)	2.99%	58%	$682
Year Ended 12/31/2020	$6.04	9.37%	0.74%	0.65%	(0.09% )	70%	$109
Year Ended 12/31/2019	$5.66	7.90%	0.71% (c)	0.61% (c)	0.57%	62%	$28
Class 2
Year Ended 12/31/2023	$4.38	3.89%	0.99% (c),(d)	0.85% (c),(d)	3.15%	112%	$23,286
Year Ended 12/31/2022	$4.62	(17.69% )	0.94% (c)	0.85% (c)	6.21%	123%	$26,850
Year Ended 12/31/2021	$5.99	4.43%	0.97% (c)	0.87% (c)	2.41%	58%	$31,002
Year Ended 12/31/2020	$5.89	8.97%	0.97%	0.89%	(0.47% )	70%	$21,434
Year Ended 12/31/2019	$5.53	7.63%	0.96% (c)	0.86% (c)	0.38%	62%	$19,663
Class 3
Year Ended 12/31/2023	$4.47	3.95%	0.86% (c),(d)	0.73% (c),(d)	3.26%	112%	$59,220
Year Ended 12/31/2022	$4.71	(17.58% )	0.82% (c)	0.73% (c)	6.26%	123%	$67,438
Year Ended 12/31/2021	$6.10	4.48%	0.85% (c)	0.74% (c)	2.46%	58%	$90,783
Year Ended 12/31/2020	$6.00	9.11%	0.85%	0.76%	(0.34% )	70%	$86,336
Year Ended 12/31/2019	$5.63	7.81%	0.83% (c)	0.73% (c)	0.49%	62%	$89,128
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
23

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
24
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
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CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to attain desired breakeven inflation exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to protect gains, to synthetically add or subtract principal exposure to a security and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to hedge the portfolio risk associated with some or all of the Fund’s securities and to attain desired breakeven inflation exposure. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of
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CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	152,567
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	91,549 *
Interest rate risk	Investments, at value — Option contracts purchased	55,221
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	57,573 *
Total		356,910

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	446,027
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	114,028 *
Interest rate risk	Option contracts written, at value	142,160
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	91,077 *
Total		793,292

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(1,410,031)	—	(11,157)	2,906	—	(1,418,282)
Interest rate risk	—	199,053	(169,581)	114,100	(174,783)	(31,211)
Total	(1,410,031)	199,053	(180,738)	117,006	(174,783)	(1,449,493)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	740,539	—	—	—	—	740,539
Interest rate risk	—	38,325	43,069	(55,369)	66,034	92,059
Total	740,539	38,325	43,069	(55,369)	66,034	832,598
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	5,409,758
Futures contracts — short	6,808,081

Derivative instrument	Average value ($)
Option contracts purchased	142,638
Option contracts written	(206,761)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	354,973	(466,372)
Interest rate swap contracts	53,339	(66,403)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
30
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	10,590	-	10,590
Forward foreign currency exchange contracts	28,833	123,734	-	-	152,567
Call option contracts purchased	32,027	-	-	18,281	50,308
Put option contracts purchased	1,186	3,727	-	-	4,913
Total assets	62,046	127,461	10,590	18,281	218,378
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	5,364	-	5,364
Forward foreign currency exchange contracts	42,919	403,108	-	-	446,027
Call option contracts written	54,210	45,774	-	18,563	118,547
Put option contracts written	15,460	8,153	-	-	23,613
Total liabilities	112,589	457,035	5,364	18,563	593,551
Total financial and derivative net assets	(50,543)	(329,574)	5,226	(282)	(375,173)
Total collateral received (pledged) (b)	(48,752)	(54,860)	-	-	(103,612)
Net amount (c)	(1,791)	(274,714)	5,226	(282)	(271,561)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
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CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
33

Notes to Financial Statements (continued)
December 31, 2023
the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.51% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with BlackRock Financial Management, Inc. (BlackRock) to serve as a subadviser to the Fund. BlackRock International Limited (BIL), an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to the Sub-Subadvisory Agreement between BlackRock and BIL. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
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CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.60%
Class 2	0.85
Class 3	0.725
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and treasury inflation protected securities (tips).  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,052,612)	2,052,612	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,949,557	—	7,949,557	6,889,270	72,770	6,962,040
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
35

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,335,061	—	(7,218,042)	(15,694,768)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
101,049,052	784,372	(16,479,140)	(15,694,768)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,326,977)	(2,891,065)	(7,218,042)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $102,060,530 and $115,263,343, respectively, for the year ended December 31, 2023, of which $92,452,797 and $102,045,959, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
36
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	5.86	1
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
37

Notes to Financial Statements (continued)
December 31, 2023
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead
38
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
39

Notes to Financial Statements (continued)
December 31, 2023
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
40
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – BlackRock Global Inflation-Protected Securities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
41

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

42
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
43

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
44
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
45

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

46
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | Annual Report 2023
47

CTIVP® – BlackRock Global Inflation-Protected Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7029_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.

Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	04/30/13	-6.82	9.39	-0.68
Class 2	04/30/13	-7.14	9.08	-0.97
Bloomberg Commodity Index Total Return		-7.91	7.23	-1.11
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	39.9
Corporate Bonds & Notes	43.2
Foreign Government Obligations	0.9
Money Market Funds(a)	12.0
Residential Mortgage-Backed Securities - Non-Agency	2.2
Treasury Bills	0.9
U.S. Government & Agency Obligations	0.9
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Consolidated Portfolio of Investments and the derivative instruments discussion in
Note 2 to the Notes to Consolidated Financial Statements.

Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	52.4
A rating	22.2
BBB rating	23.3
Not rated	2.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Commodities market exposure (%) (at December 31, 2023)
Commodities contracts(a)	Long	Short	Net
Agriculture	28.3	—	28.3
Energy	29.8	—	29.8
Industrial Metals	14.0	—	14.0
Livestock	6.8	—	6.8
Precious Metals	21.1	—	21.1
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 63.99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ending December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund returned -7.14%. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -7.91% over the same period. The Fund accesses commodities markets via listed futures and options contracts, using these commodities futures and options contracts to position the Fund relative to the benchmark and to provide shareholders with total return.
Market overview
The commodity market faced challenges in 2023 following two strong years of performance. Inflation concerns began to cool off, relieving some pressure for individual commodities that has persisted for the past few years. The U.S. consumer price index peaked in July 2022 (at roughly 9%). Since that point, it reversed course, moving lower during the majority of 2023, to hit its lowest point in June 2023 and then rising modestly to close out 2023 at roughly 3.4%. Geopolitical tensions continued to loom large throughout the year as conflicts from 2022 continued into 2023 and other countries engaged in hostilities. The conflict between Russia and Ukraine has continued and both countries remain two of the world’s largest commodity producers, especially in the agriculture sector, with Russia being one of the world’s largest suppliers of wheat. New conflicts arose during the year. While Israel and Palestine have been at odds for many years the conflict escalated in late 2023, which led to action from other countries looking to provide support. The Middle East remains a large supplier of energy commodities and if the conflict between the two countries continues, it could add increased pressure to oil supplies and cause prices to move higher due to lower supply and steady demand.
Looking at returns across the various commodity subsectors, soft commodities were a bright spot during a year of volatile returns for commodities overall. Within softs, positive returns from sugar and coffee, which are the largest softs weights in the benchmark, led to positive overall returns for the sector. Within energy, there were some positive returns from unleaded gasoline and gas oil, but they could not offset the large decline in natural gas, which represents a significant weight in the Bloomberg Commodity Index. The agriculture sector saw negative returns across most of the space as corn, wheat, Kansas wheat and some soybean commodities moved lower during the year. Despite inflation numbers coming down and gold’s historical use as a hedge against inflation, there was still positive returns for gold during 2023. Prices for silver, however, moved lower during the year. Within industrial metals, nickel prices continued to face challenges and the significant negative return for nickel during the year put a drag on overall metal performance. Returns for live cattle, the largest individual commodity weight within the livestock sector, were positive during the year.
The Fund’s notable contributors during the period
•
The energy sector was the single largest contributing sector relative to the benchmark during the year. The Fund was generally overweight in the energy sector, as compared to the benchmark. Natural gas, gas oil and heating oil were the largest contributing individual commodities within energy, primarily driven by security selection and sector allocation within the space.
•
The Fund maintained an overweight to grains versus the benchmark and the sector was an overall contributor to performance compared to the benchmark. The largest contributions on an individual commodity basis came from wheat, soybean oil and Kansas wheat.
•
Within soft commodities (commodities that are grown versus extracted or mined), sugar was a major contributor during the period, as the Fund generated alpha from its positioning. The Fund was overweight in the commodity during a period in which sugar produced positive returns. Further, curve positioning within the commodity helped the Fund achieve excess returns compared to the benchmark.
6
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable detractors during the period
•
Overall, livestock was the largest detracting commodity sector relative to the benchmark, driven primarily by the Fund’s allocation to lean hogs in a period of steep price decline for the commodity.
•
Industrial metals, particularly the Fund’s overweighted allocations to lead and zinc, detracted from overall performance of the Fund compared to its benchmark.
•
Within energy, unleaded gas and crude oil detracted from overall performance. The Fund was overweight both commodities during the year as prices declined.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,011.00	1,021.14	3.81	3.83	0.76
Class 2	1,000.00	1,000.00	1,009.20	1,019.90	5.06	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 35.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Series 2023-X1 Class A
11/15/2028	7.110%	175,000	175,498
American Credit Acceptance Receivables Trust(a)
Series 2023-3 Class A
03/12/2027	6.000%	200,033	200,221
Subordinated Series 2021-3 Class C
11/15/2027	0.980%	264,253	262,759
AmeriCredit Automobile Receivables Trust
Series 2021-3 Class A3
08/18/2026	0.760%	1,561,735	1,525,062
Atalaya Equipment Leasing Trust(a)
Series 2021-1A Class A2
05/15/2026	1.230%	70,690	70,032
BMW Vehicle Lease Trust
Subordinated Series 2022-1 Class A3
03/25/2025	1.100%	260,003	258,560
CCG Receivables Trust(a)
Series 2021-2 Class A2
03/14/2029	0.540%	665,061	644,941
CNH Equipment Trust
Series 2021-B Class A3
08/17/2026	0.440%	366,470	354,181
Commercial Equipment Finance LLC(a)
Series 2021-A Class A
02/16/2027	2.050%	84,266	82,492
Dext ABS LLC(a)
Series 2023-1 Class A1
04/15/2024	5.680%	67,355	67,344
DT Auto Owner Trust(a)
Series 2022-3A Class A
10/15/2026	6.050%	1,390,293	1,390,897
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	507,060	501,302
Ent Auto Receivables Trust(a)
Series 2023-1A Class A2
08/16/2027	6.220%	250,000	250,854
Exeter Automobile Receivables Trust
Series 2023-1A Class A2
06/16/2025	5.610%	214,471	214,449
Series 2023-2A Class A3
08/17/2026	5.600%	875,000	873,886
Series 2023-4A Class A2
12/15/2025	6.070%	150,000	150,049
Subordinated Series 2021-4A Class C
10/15/2027	1.460%	1,275,000	1,249,835
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust(a)
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	87,975	86,770
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	474,913	472,712
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	76,185	73,677
Ford Credit Auto Owner Trust(a)
Series 2019-1 Class A
07/15/2030	3.520%	550,000	549,746
Ford Credit Auto Owner Trust
Series 2020-B Class A4
11/15/2025	0.790%	391,754	388,449
GLS Auto Receivables Issuer Trust(a)
Series 2023-3A Class A2
03/15/2027	6.040%	475,000	476,271
Subordinated Series 2020-4A Class D
10/15/2026	1.640%	350,000	341,820
GM Financial Automobile Leasing Trust
Series 2022-1 Class A4
02/20/2026	1.960%	1,275,000	1,255,228
Series 2022-3 Class A4
08/20/2026	4.110%	1,275,000	1,262,342
GM Financial Consumer Automobile Receivables Trust
Series 2020-3 Class A3
04/16/2025	0.450%	45,018	44,867
Series 2021-2 Class A3
04/16/2026	0.510%	275,194	268,886
Series 2023-1 Class A2A
03/16/2026	5.190%	541,212	540,025
GreatAmerica Leasing Receivables(a)
Series 2023-1 Class A1
06/14/2024	5.519%	248,329	248,336
Harley-Davidson Motorcycle Trust
Series 2021-A Class A3
04/15/2026	0.370%	210,663	207,720
Series 2022-A Class A3
02/15/2027	3.060%	731,548	718,342
Hertz Vehicle Financing LLC(a)
Series 2021-1A Class A
12/26/2025	1.210%	325,000	313,700
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	195,093	190,374
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
9

Consolidated Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-3 Class B
02/26/2029	0.760%	60,776	58,623
Kubota Credit Owner Trust(a)
Series 2021-1A Class A3
08/15/2025	0.620%	310,368	304,545
LAD Auto Receivables Trust(a)
Series 2021-1A Class A
08/17/2026	1.300%	15,824	15,620
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	34,989	33,901
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	10,594	10,477
Mercedes-Benz Auto Receivables Trust
Series 2020-1 Class A4
10/15/2026	0.770%	136,426	134,093
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	375,585	375,849
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	158,982	156,727
Prosper Marketplace Issuance Trust(a)
Series 2023-1A Class A
07/16/2029	7.060%	79,036	79,396
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	992,309	979,997
Series 2022-2 Class A3
10/15/2026	2.980%	327,089	325,342
Series 2022-3 Class A3
12/15/2026	3.400%	449,211	446,461
Series 2022-5 Class A3
08/17/2026	4.110%	466,386	464,159
Series 2022-7 Class A3
04/15/2027	5.750%	400,000	399,532
Series 2023-2 Class A2
03/16/2026	5.870%	590,224	590,301
Series 2023-3 Class A2
08/17/2026	6.080%	180,259	180,606
Series 2023-4 Class A2
02/16/2027	6.180%	1,085,075	1,087,989
Subordinated Series 2021-1 Class D
11/16/2026	1.130%	1,147,777	1,118,541
Subordinated Series 2022-6 Class B
06/15/2027	4.720%	275,000	272,466
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Retail Auto Lease Trust(a)
Series 2022-B Class A3
11/20/2025	3.280%	500,000	493,823
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	1,575,000	1,534,293
Subordinated Series 2019-A Class C
01/26/2032	3.000%	275,000	266,197
Theorem Funding Trust(a)
Series 2022-1A Class A
02/15/2028	1.850%	10,011	9,997
Toyota Auto Loan Extended Note Trust(a)
Series 2019-1A Class A
11/25/2031	2.560%	2,350,000	2,320,888
Toyota Auto Receivables Owner Trust
Series 2022-A Class A3
06/15/2026	1.230%	349,928	340,394
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	28,716	27,701
Series 2021-ST7 Class A
09/20/2029	1.850%	32,690	32,517
Series 2021-ST9 Class A
11/20/2029	1.700%	101,863	99,786
Verizon Master Trust
Series 2021-1 Class A
05/20/2027	0.500%	3,350,000	3,283,567
Series 2022-2 Class A
07/20/2028	1.530%	875,000	842,777
Verizon Master Trust(b)
Series 2022-7 Class A1A
11/22/2027	5.230%	1,500,000	1,501,222
VFI ABS LLC(a)
Series 2022-1A Class A
03/24/2028	2.230%	55,727	54,824
Westlake Automobile Receivables Trust(a)
Series 2022-2A Class A3
04/15/2026	3.750%	600,000	595,512
Series 2022-3A Class A2
07/15/2025	5.240%	94,437	94,380
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	11,913	11,891
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	1,500,000	1,452,150
World Omni Auto Receivables Trust
Series 2021-A Class A3
01/15/2026	0.300%	90,974	89,129
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Omni Automobile Lease Securitization Trust
Series 2022-A Class A4
06/15/2027	3.340%	1,025,000	1,012,829
World Omni Select Auto Trust
Series 2021-A Class A3
03/15/2027	0.530%	111,691	109,512
Total Asset-Backed Securities — Non-Agency (Cost $36,644,097)			36,919,641

Corporate Bonds & Notes 38.2%

Aerospace & Defense 1.5%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	414,000	405,282
Boeing Co. (The)
05/01/2025	4.875%	415,000	413,114
Harris Corp.
04/27/2025	3.832%	356,000	349,788
United Technologies Corp.
08/16/2025	3.950%	400,000	394,334
Total			1,562,518
Automotive 0.7%
Daimler Trucks Finance North America LLC(a),(c)
SOFR + 1.000% 04/05/2024	6.400%	335,000	335,246
Toyota Motor Credit Corp.(c)
SOFR + 0.650% 09/11/2025	6.050%	425,000	425,747
Total			760,993
Banking 11.6%
American Express Co.(c)
SOFR + 0.720% 05/03/2024	6.120%	322,000	321,815
Bank of America Corp.(c)
SOFR + 1.100% 04/25/2025	6.500%	775,000	776,085
Bank of Montreal
06/07/2025	3.700%	425,000	416,837
Bank of New York Mellon Corp. (The)(c)
SOFR + 0.260% 04/26/2024	5.660%	402,000	401,602
Bank of Nova Scotia (The)(c)
SOFR + 1.090% 06/12/2025	6.490%	425,000	426,031
Canadian Imperial Bank of Commerce(c)
SOFR + 0.940% 04/07/2025	6.340%	425,000	426,037
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(d)
04/24/2025	3.352%	750,000	744,455
Commonwealth Bank of Australia(a),(c)
3-month Term SOFR + 1.082% 06/04/2024	6.451%	400,000	400,480
Cooperatieve Rabobank UA(c)
SOFR + 0.700% 07/18/2025	6.100%	425,000	425,285
Goldman Sachs Group, Inc. (The)(c)
SOFR + 0.486% 10/21/2024	5.886%	700,000	698,355
HSBC Holdings PLC(d)
04/18/2026	1.645%	535,000	508,473
JPMorgan Chase & Co.(d)
11/19/2026	1.045%	900,000	833,383
Morgan Stanley(d)
10/21/2025	1.164%	800,000	770,284
National Australia Bank Ltd.
05/13/2025	5.200%	375,000	376,876
PNC Bank NA
06/01/2025	3.250%	425,000	413,865
Royal Bank of Canada(c)
SOFR + 0.840% 04/14/2025	6.240%	400,000	400,104
Skandinaviska Enskilda Banken AB(a)
11/19/2025	1.400%	450,000	420,990
State Street Corp.(d)
05/18/2026	5.104%	252,000	252,168
Svenska Handelsbanken AB(a)
06/10/2025	3.650%	300,000	294,340
Toronto-Dominion Bank (The)(c)
SOFR + 0.910% 03/08/2024	6.310%	425,000	425,137
Truist Bank(c)
SOFR + 0.200% 01/17/2024	5.600%	400,000	399,627
UBS Group AG(a),(d)
08/05/2025	4.490%	400,000	397,017
US Bancorp
11/17/2025	3.950%	415,000	408,549
Wells Fargo & Co.(d)
05/19/2025	0.805%	825,000	808,785
Westpac Banking Corp.(c)
SOFR + 0.720% 11/17/2025	6.120%	425,000	425,782
Total			12,172,362
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
11

Consolidated Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
Charter Communications Operating LLC/Capital(c)
3-month Term SOFR + 1.912% 02/01/2024	7.289%	425,000	425,090
Comcast Corp.
10/15/2025	3.950%	425,000	419,522
Total			844,612
Chemicals 0.6%
DowDuPont, Inc.
11/15/2025	4.493%	400,000	397,493
LYB International Finance III LLC
10/01/2025	1.250%	217,000	202,754
Total			600,247
Construction Machinery 0.8%
Caterpillar Financial Services Corp.
05/15/2025	1.450%	425,000	406,408
John Deere Capital Corp.
09/08/2025	5.300%	410,000	415,518
Total			821,926
Diversified Manufacturing 0.8%
Carrier Global Corp.(a)
11/30/2025	5.800%	387,000	392,363
Siemens Financieringsmaatschappij NV(a)
05/27/2025	3.250%	450,000	440,614
Total			832,977
Electric 2.9%
CenterPoint Energy, Inc.(c)
SOFR + 0.650% 05/13/2024	6.050%	104,000	104,010
Dominion Energy, Inc.
04/15/2026	1.450%	450,000	417,127
DTE Energy Co.
11/01/2024	4.220%	380,000	375,152
Duke Energy Corp.
09/15/2025	0.900%	332,000	309,602
Eversource Energy
08/15/2025	0.800%	238,000	221,813
Mississippi Power Co.(c)
SOFR + 0.300% 06/28/2024	5.700%	319,000	318,753
NextEra Energy Capital Holdings, Inc.
09/01/2025	5.749%	400,000	404,196
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	328,000	306,531
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
09/27/2025	5.000%	415,000	414,572
Xcel Energy, Inc.
06/01/2025	3.300%	197,000	192,314
Total			3,064,070
Food and Beverage 1.5%
Bacardi Ltd.(a)
05/15/2025	4.450%	425,000	419,005
Diageo Capital PLC
09/29/2025	1.375%	400,000	378,064
Mondelez International, Inc.
05/04/2025	1.500%	425,000	405,343
PepsiCo, Inc.(c)
SOFR + 0.400% 11/12/2024	5.800%	415,000	415,659
Total			1,618,071
Health Care 2.3%
Becton Dickinson and Co.
06/06/2024	3.363%	400,000	395,991
Cigna Corp.
11/15/2025	4.125%	425,000	419,714
CVS Health Corp.
07/20/2025	3.875%	425,000	417,420
GE HealthCare Technologies, Inc.
11/15/2025	5.600%	400,000	403,528
HCA, Inc.
02/15/2026	5.875%	400,000	403,725
Thermo Fisher Scientific, Inc.
10/18/2024	1.215%	400,000	387,513
Total			2,427,891
Healthcare Insurance 0.8%
UnitedHealth Group, Inc.
07/15/2025	3.750%	400,000	394,350
Wellpoint, Inc.
08/15/2024	3.500%	400,000	394,465
Total			788,815
Independent Energy 0.7%
Pioneer Natural Resources Co.
03/29/2026	5.100%	315,000	317,206
Woodside Finance Ltd.(a)
03/05/2025	3.650%	408,000	399,301
Total			716,507
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 1.5%
Corebridge Financial, Inc.
04/04/2025	3.500%	400,000	390,229
Met Tower Global Funding(a)
06/20/2026	5.400%	400,000	406,461
New York Life Global Funding(a)
06/24/2025	0.950%	116,000	109,500
Pricoa Global Funding I(a)
09/01/2025	0.800%	475,000	443,678
Principal Life Global Funding II(a)
06/23/2025	1.250%	283,000	267,900
Total			1,617,768
Media and Entertainment 0.8%
Discovery Communications LLC
03/11/2026	4.900%	400,000	399,065
Walt Disney Co. (The)
09/15/2024	3.700%	393,000	388,589
Total			787,654
Midstream 2.5%
Enbridge, Inc.
02/16/2024	2.150%	408,000	405,939
Energy Transfer Partners LP
01/15/2026	4.750%	325,000	322,771
Enterprise Products Operating LLC
02/15/2024	3.900%	385,000	384,068
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	198,000	197,671
05/01/2024	4.300%	300,000	298,355
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	400,000	395,627
Western Midstream Operating LP
02/01/2025	3.100%	210,000	204,563
Williams Companies, Inc. (The)
09/15/2025	4.000%	400,000	392,685
Total			2,601,679
Natural Gas 0.4%
NiSource, Inc.
08/15/2025	0.950%	425,000	397,291
Pharmaceuticals 2.4%
AbbVie, Inc.
03/15/2025	3.800%	410,000	404,822
Amgen, Inc.
05/01/2025	3.125%	410,000	399,727
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AstraZeneca PLC
11/16/2025	3.375%	425,000	415,857
Gilead Sciences, Inc.
02/01/2025	3.500%	425,000	418,348
Pfizer Investment Enterprises Pte., Ltd.
05/19/2026	4.450%	475,000	473,700
Roche Holdings, Inc.(a),(c)
SOFR + 0.240% 03/05/2024	5.640%	400,000	399,892
Total			2,512,346
Property & Casualty 0.8%
Chubb INA Holdings, Inc.
03/15/2025	3.150%	400,000	391,314
Loews Corp.
04/01/2026	3.750%	425,000	414,277
Total			805,591
Railroads 0.7%
CSX Corp.
11/01/2025	3.350%	400,000	390,194
Union Pacific Corp.
01/15/2025	3.250%	342,000	335,301
Total			725,495
Retailers 0.4%
Lowe’s Companies, Inc.
09/08/2025	4.400%	428,000	425,213
Technology 1.8%
Broadcom, Inc.
11/15/2025	3.150%	425,000	411,750
International Business Machines Corp.
02/12/2024	3.625%	303,000	302,221
Microchip Technology, Inc.
02/15/2024	0.972%	375,000	372,648
NXP BV/Funding LLC
03/01/2026	5.350%	400,000	401,827
Oracle Corp.
04/01/2025	2.500%	400,000	387,441
Total			1,875,887
Transportation Services 0.4%
ERAC USA Finance LLC(a)
11/01/2025	3.800%	374,000	364,986
Wireless 0.7%
American Tower Corp.
01/15/2025	2.950%	400,000	390,248
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
13

Consolidated Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
04/15/2025	3.500%	400,000	391,726
Total			781,974
Wirelines 0.8%
AT&T, Inc.(c)
3-month Term SOFR + 1.442% 06/12/2024	6.808%	440,000	441,281
Verizon Communications, Inc.
11/20/2025	0.850%	475,000	441,630
Total			882,911
Total Corporate Bonds & Notes (Cost $39,888,520)			39,989,784

Foreign Government Obligations(e) 0.8%

Canada 0.8%
Province of Ontario
01/29/2024	3.050%	400,000	399,174
Province of Quebec
10/16/2024	2.875%	400,000	393,263
Total			792,437
Total Foreign Government Obligations (Cost $794,365)			792,437

Residential Mortgage-Backed Securities - Non-Agency 2.0%

Bellemeade Re Ltd.(a),(c)
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	6.337%	80,109	80,084
CFMT LLC(a),(b)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	111,022	103,181
Connecticut Avenue Securities Trust(a),(c)
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	7.237%	170,628	171,663
Pretium Mortgage Credit Partners LLC(a),(b)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	155,249	146,289
Towd Point Mortgage Trust(a),(b)
CMO Series 2021-SJ1 Class A1
07/25/2068	2.250%	422,776	398,667
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VCAT Asset Securitization LLC(a),(b)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	667,615	652,565
VCAT LLC(a),(b)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	368,495	345,256
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	167,259	164,138
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $2,143,153)			2,061,843

Treasury Bills 0.8%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 0.8%
U.S. Treasury Bills
05/02/2024	5.150%	850,000	835,271
Total Treasury Bills (Cost $834,405)			835,271

U.S. Government & Agency Obligations 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.(c)
SOFR + 0.100% 08/01/2024	5.500%	400,000	400,034
SOFR + 0.180% 03/07/2025	5.580%	450,000	450,364
Total U.S. Government & Agency Obligations (Cost $850,485)			850,398

Money Market Funds 10.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(f),(g)	11,043,627	11,041,418
Total Money Market Funds (Cost $11,037,915)		11,041,418
Total Investments in Securities (Cost: $92,192,940)		92,490,792
Other Assets & Liabilities, Net		12,133,942
Net Assets		104,624,734
At December 31, 2023, securities and/or cash totaling $7,813,069 were pledged as collateral.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Portfolio of Investments (continued)
December 31, 2023
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	20	01/2024	USD	1,540,800	65,485	—
Brent Crude	18	01/2024	USD	1,386,720	—	(8,716)
Brent Crude	20	03/2024	USD	1,535,800	9,331	—
Brent Crude	21	05/2024	USD	1,605,030	—	(88,871)
Brent Crude	41	07/2024	USD	3,110,670	—	(34,013)
Cocoa	13	03/2024	USD	545,480	48,673	—
Coffee	3	03/2024	USD	211,838	38,688	—
Coffee	11	05/2024	USD	768,075	117,575	—
Coffee	21	07/2024	USD	1,467,113	190,696	—
Coffee	11	09/2024	USD	771,375	25,369	—
Copper	8	03/2024	USD	778,100	16,501	—
Copper	12	05/2024	USD	1,172,550	45,634	—
Copper	24	07/2024	USD	2,356,200	127,139	—
Copper	12	09/2024	USD	1,182,600	26,641	—
Corn	35	03/2024	USD	824,688	—	(21,308)
Corn	37	05/2024	USD	895,400	—	(27,821)
Corn	72	07/2024	USD	1,778,400	—	(47,658)
Corn	36	09/2024	USD	894,600	—	(16,534)
Cotton	17	03/2024	USD	688,500	14,240	—
Cotton	8	05/2024	USD	328,600	—	(7,263)
Cotton	16	07/2024	USD	662,640	5,251	—
Cotton	8	12/2024	USD	317,440	3,565	—
Feeder Cattle	1	03/2024	USD	111,550	1,746	—
Gas Oil	13	03/2024	USD	955,175	45,632	—
Gas Oil	8	05/2024	USD	578,200	—	(48,165)
Gas Oil	15	07/2024	USD	1,075,875	—	(74,028)
Gas Oil	7	09/2024	USD	499,625	1,423	—
Gas Oil	1	09/2024	USD	71,375	—	(2,327)
Gold 100 oz.	18	02/2024	USD	3,729,240	190,297	—
Gold 100 oz.	18	04/2024	USD	3,765,240	185,124	—
Gold 100 oz.	18	06/2024	USD	3,800,340	314,100	—
Gold 100 oz.	35	08/2024	USD	7,449,400	269,067	—
Hard Red Winter Wheat	8	03/2024	USD	256,800	4,972	—
Hard Red Winter Wheat	4	03/2024	USD	128,400	—	(1,100)
Hard Red Winter Wheat	9	05/2024	USD	289,800	—	(8,484)
Hard Red Winter Wheat	18	07/2024	USD	581,400	—	(18,343)
Hard Red Winter Wheat	9	09/2024	USD	295,425	—	(5,016)
Lead	9	03/2024	USD	466,313	7,046	—
Lead	4	05/2024	USD	207,225	—	(5,628)
Lead	8	07/2024	USD	415,100	—	(12,463)
Lead	4	09/2024	USD	207,900	2,947	—
Lean Hogs	29	02/2024	USD	788,510	—	(60,961)
Lean Hogs	11	04/2024	USD	329,340	—	(35,000)
Lean Hogs	10	06/2024	USD	359,700	—	(15,726)
Lean Hogs	9	07/2024	USD	331,020	—	(14,899)
Lean Hogs	9	08/2024	USD	333,090	—	(5,527)
Live Cattle	33	02/2024	USD	2,224,200	—	(82,619)
Live Cattle	12	04/2024	USD	826,800	—	(66,069)
Live Cattle	12	06/2024	USD	816,240	—	(73,888)
Live Cattle	2	08/2024	USD	136,820	3,537	—
Live Cattle	21	08/2024	USD	1,436,610	—	(3,542)
Natural Gas	63	02/2024	USD	1,466,010	—	(424,672)
Natural Gas	51	04/2024	USD	1,207,680	—	(322,265)
Natural Gas	92	06/2024	USD	2,439,840	—	(628,578)
Natural Gas	35	08/2024	USD	935,200	29,318	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
15

Consolidated Portfolio of Investments (continued)
December 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Natural Gas	11	08/2024	USD	293,920	—	(5,367)
Nickel	2	03/2024	USD	199,116	—	(55,868)
Nickel	4	05/2024	USD	402,168	—	(81,676)
Nickel	7	07/2024	USD	711,228	—	(75,553)
Nickel	4	09/2024	USD	410,688	—	(871)
NY Harbor ULSD Heat Oil	8	02/2024	USD	838,387	29,177	—
NY Harbor ULSD Heat Oil	4	04/2024	USD	406,778	—	(47,144)
NY Harbor ULSD Heat Oil	8	06/2024	USD	804,216	—	(62,247)
NY Harbor ULSD Heat Oil	4	08/2024	USD	402,310	—	(5,350)
Primary Aluminum	8	03/2024	USD	476,200	31,177	—
Primary Aluminum	16	05/2024	USD	964,900	61,193	—
Primary Aluminum	31	07/2024	USD	1,889,063	111,071	—
Primary Aluminum	15	09/2024	USD	925,125	93,617	—
RBOB Gasoline	13	02/2024	USD	1,160,687	42,883	—
RBOB Gasoline	5	04/2024	USD	486,339	—	(43,930)
RBOB Gasoline	10	06/2024	USD	955,668	—	(30,730)
RBOB Gasoline	5	08/2024	USD	463,092	8,704	—
Silver	9	03/2024	USD	1,083,870	48,415	—
Silver	9	05/2024	USD	1,094,445	52,381	—
Silver	17	07/2024	USD	2,086,665	135,223	—
Silver	8	09/2024	USD	990,000	28,744	—
Soybean	36	03/2024	USD	2,336,400	40,377	—
Soybean	17	05/2024	USD	1,111,163	—	(9,175)
Soybean	34	07/2024	USD	2,232,100	—	(63,932)
Soybean	18	11/2024	USD	1,121,175	—	(28,982)
Soybean Meal	23	03/2024	USD	887,800	19,878	—
Soybean Meal	38	03/2024	USD	1,466,800	—	(14,562)
Soybean Meal	16	05/2024	USD	615,680	18,677	—
Soybean Meal	33	07/2024	USD	1,273,800	—	(30,120)
Soybean Meal	17	12/2024	USD	643,110	—	(12,348)
Soybean Oil	26	03/2024	USD	751,608	—	(36,177)
Soybean Oil	20	05/2024	USD	582,840	—	(81,657)
Soybean Oil	39	07/2024	USD	1,143,090	—	(43,126)
Soybean Oil	20	12/2024	USD	573,960	—	(16,658)
Sugar #11	28	02/2024	USD	645,389	11,460	—
Sugar #11	28	04/2024	USD	640,371	—	(60,773)
Sugar #11	56	06/2024	USD	1,280,115	—	(248,850)
Sugar #11	28	09/2024	USD	643,821	—	(22,809)
Wheat	13	03/2024	USD	408,200	20,145	—
Wheat	16	05/2024	USD	511,600	19,871	—
Wheat	32	07/2024	USD	1,033,200	29,486	—
Wheat	16	09/2024	USD	525,000	6,068	—
WTI Crude	20	02/2024	USD	1,436,800	58,769	—
WTI Crude	23	02/2024	USD	1,652,320	—	(4,671)
WTI Crude	23	04/2024	USD	1,658,990	—	(145,075)
WTI Crude	46	06/2024	USD	3,310,620	—	(169,141)
WTI Crude	23	08/2024	USD	1,640,820	18,677	—
Zinc	13	03/2024	USD	865,638	91,655	—
Zinc	9	05/2024	USD	600,131	46,047	—
Zinc	17	07/2024	USD	1,137,619	56,451	—
Zinc	8	09/2024	USD	536,450	48,213	—
Total					2,918,356	(3,558,276)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(71)	03/2024	USD	(14,619,898)	—	(148,831)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Portfolio of Investments (continued)
December 31, 2023
Notes to Consolidated Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $22,387,741, which represents 21.40% of total net assets.

(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(d)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	53,530,926	85,962,132	(128,448,000)	(3,640)	11,041,418	5,810	1,102,021	11,043,627
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
17

Consolidated Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	36,919,641	—	36,919,641
Corporate Bonds & Notes	—	39,989,784	—	39,989,784
Foreign Government Obligations	—	792,437	—	792,437
Residential Mortgage-Backed Securities - Non-Agency	—	2,061,843	—	2,061,843
Treasury Bills	—	835,271	—	835,271
U.S. Government & Agency Obligations	—	850,398	—	850,398
Money Market Funds	11,041,418	—	—	11,041,418
Total Investments in Securities	11,041,418	81,449,374	—	92,490,792
Investments in Derivatives
Asset
Futures Contracts	2,918,356	—	—	2,918,356
Liability
Futures Contracts	(3,707,107)	—	—	(3,707,107)
Total	10,252,667	81,449,374	—	91,702,041
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $81,155,025)	$81,449,374
Affiliated issuers (cost $11,037,915)	11,041,418
Cash	4,905,998
Margin deposits on:
Futures contracts	7,813,069
Receivable for:
Capital shares sold	1,360
Dividends	46,279
Interest	363,892
Foreign tax reclaims	2,532
Variation margin for futures contracts	53,907
Expense reimbursement due from Investment Manager	53
Prepaid expenses	5,282
Total assets	105,683,164
Liabilities
Payable for:
Capital shares redeemed	35,393
Variation margin for futures contracts	941,577
Management services fees	1,820
Distribution and/or service fees	218
Service fees	3,597
Compensation of chief compliance officer	22
Compensation of board members	847
Other expenses	26,287
Deferred compensation of board members	48,669
Total liabilities	1,058,430
Net assets applicable to outstanding capital stock	$104,624,734
Represented by
Paid in capital	254,697,908
Total distributable earnings (loss)	(150,073,174)
Total - representing net assets applicable to outstanding capital stock	$104,624,734
Class 1
Net assets	$73,028,778
Shares outstanding	19,447,234
Net asset value per share	$3.76
Class 2
Net assets	$31,595,956
Shares outstanding	8,600,705
Net asset value per share	$3.67
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
19

Consolidated Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$1,102,021
Interest	3,853,303
Interfund lending	3,272
Total income	4,958,596
Expenses:
Management services fees	743,158
Distribution and/or service fees
Class 2	95,286
Service fees	53,415
Custodian fees	20,163
Printing and postage fees	10,155
Accounting services fees	40,290
Legal fees	13,490
Compensation of chief compliance officer	21
Compensation of board members	12,125
Deferred compensation of board members	6,815
Other	18,840
Total expenses	1,013,758
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(34,311)
Total net expenses	979,447
Net investment income	3,979,149
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(131,262)
Investments — affiliated issuers	5,810
Futures contracts	(10,851,552)
Increase from payment by affiliate (Note 6)	15,987
Net realized loss	(10,961,017)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,261,673
Investments — affiliated issuers	(3,640)
Futures contracts	(3,156,203)
Net change in unrealized appreciation (depreciation)	(1,898,170)
Net realized and unrealized loss	(12,859,187)
Net decrease in net assets resulting from operations	$(8,880,038)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$3,979,149	$801,332
Net realized gain (loss)	(10,961,017)	27,304,299
Net change in unrealized appreciation (depreciation)	(1,898,170)	(3,675,827)
Net increase (decrease) in net assets resulting from operations	(8,880,038)	24,429,804
Distributions to shareholders
Net investment income and net realized gains
Class 1	(17,687,776)	(24,044,863)
Class 2	(7,908,766)	(12,866,164)
Total distributions to shareholders	(25,596,542)	(36,911,027)
Increase in net assets from capital stock activity	1,376,936	18,688,156
Total increase (decrease) in net assets	(33,099,644)	6,206,933
Net assets at beginning of year	137,724,378	131,517,445
Net assets at end of year	$104,624,734	$137,724,378

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	265,985	1,179,932	641,720	4,356,555
Distributions reinvested	4,444,165	17,687,776	4,571,267	24,044,863
Shares redeemed	(2,319,836)	(9,626,153)	(6,058,930)	(39,870,413)
Net increase (decrease)	2,390,314	9,241,555	(845,943)	(11,468,995)
Class 2
Shares sold	810,817	3,563,933	4,640,308	30,920,837
Distributions reinvested	2,027,888	7,908,766	2,488,619	12,866,164
Shares redeemed	(4,329,231)	(19,337,318)	(2,169,967)	(13,629,850)
Net increase (decrease)	(1,490,526)	(7,864,619)	4,958,960	30,157,151
Total net increase	899,788	1,376,936	4,113,017	18,688,156
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
21

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$5.11	0.15	(0.44)	0.00 (c)	(0.29)	(1.06)	(1.06)
Year Ended 12/31/2022	$5.73	0.04	1.10	—	1.14	(1.76)	(1.76)
Year Ended 12/31/2021	$4.33	(0.03)	1.44	—	1.41	(0.01)	(0.01)
Year Ended 12/31/2020	$5.55	0.01	(0.22)	—	(0.21)	(1.01)	(1.01)
Year Ended 12/31/2019	$5.21	0.08	0.33	—	0.41	(0.07)	(0.07)
Class 2
Year Ended 12/31/2023	$5.01	0.14	(0.44)	0.00 (c)	(0.30)	(1.04)	(1.04)
Year Ended 12/31/2022	$5.65	0.03	1.08	—	1.11	(1.75)	(1.75)
Year Ended 12/31/2021	$4.28	(0.04)	1.41	—	1.37	—	—
Year Ended 12/31/2020	$5.50	(0.02)	(0.20)	—	(0.22)	(1.00)	(1.00)
Year Ended 12/31/2019	$5.15	0.07	0.33	—	0.40	(0.05)	(0.05)

Notes to Consolidated Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021
Class 1	0.01%	0.01%
Class 2	less than 0.01%	0.01%
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Consolidated Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$3.76	(6.82% )(d)	0.78%	0.75%	3.47%	111%	$73,029
Year Ended 12/31/2022	$5.11	19.09%	0.75% (e)	0.74% (e)	0.58%	93%	$87,123
Year Ended 12/31/2021	$5.73	32.63%	0.76% (e)	0.76% (e)	(0.56% )	101%	$102,522
Year Ended 12/31/2020	$4.33	(1.29% )	0.70%	0.70%	0.23%	0%	$103,243
Year Ended 12/31/2019	$5.55	7.80%	0.66%	0.66%	1.53%	0%	$404,193
Class 2
Year Ended 12/31/2023	$3.67	(7.14% )(d)	1.03%	1.00%	3.17%	111%	$31,596
Year Ended 12/31/2022	$5.01	18.70%	1.01% (e)	0.99% (e)	0.48%	93%	$50,602
Year Ended 12/31/2021	$5.65	32.01%	1.01% (e)	1.01% (e)	(0.80% )	101%	$28,996
Year Ended 12/31/2020	$4.28	(1.55% )	0.98%	0.98%	(0.39% )	0%	$15,862
Year Ended 12/31/2019	$5.50	7.78%	0.91%	0.91%	1.29%	0%	$16,059
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
23

Notes to Consolidated Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2023, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	11.22%
Net assets	$11,743,694
Net investment income (loss)	327,315
Net realized gain (loss)	(11,134,348)
Net change in unrealized appreciation (depreciation)	(3,009,346)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
25

Notes to Consolidated Financial Statements (continued)
December 31, 2023
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
26
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,918,356 *

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	148,831 *
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,558,276 *
Total		3,707,107

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
27

Notes to Consolidated Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(11,134,348)
Interest rate risk	282,796
Total	(10,851,552)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(3,009,346)
Interest rate risk	(146,857)
Total	(3,156,203)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	128,597,021
Futures contracts — short	12,459,064
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
28
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
29

Notes to Consolidated Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2023, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
30
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.76%	0.74%	0.74%
Class 2	1.01	0.99	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,833,971	(122,556)	(2,711,415)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
31

Notes to Consolidated Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
25,596,542	—	25,596,542	36,911,027	—	36,911,027
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,730,700	—	(564,762)	(145,406,580)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
249,492,235	—	(145,406,580)	(145,406,580)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(564,762)	(564,762)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $98,584,571 and $86,133,917, respectively, for the year ended December 31, 2023, of which $1,831,681 and $2,405,000, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Payments by affiliates
During the year ended December 31, 2023, the Investment Manager reimbursed the Fund $15,987 for a loss on a trading error.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset
32
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Notes to Consolidated Financial Statements (continued)
December 31, 2023
value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,380,000	5.44	15
Interest income earned by the Fund is recorded as interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 10. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
33

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
34
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 84.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
35

Notes to Consolidated Financial Statements (continued)
December 31, 2023
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
36
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio – Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
37

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

38
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
40
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

42
Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Commodity Strategy Fund  | Annual Report 2023
43

Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7001_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Select Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.

Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	10.30	13.34	8.42
Class 2	05/03/10	10.05	13.05	8.16
Class 3	05/02/05	10.18	13.20	8.29
Russell Midcap Value Index		12.71	11.16	8.26
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.8
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	3.2
Consumer Discretionary	10.6
Consumer Staples	5.4
Energy	5.2
Financials	18.1
Health Care	7.4
Industrials	17.2
Information Technology	9.0
Materials	7.2
Real Estate	9.1
Utilities	7.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 54.08% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund returned 10.05%. The Fund’s benchmark, the Russell Midcap Value Index, returned 12.71% for the same time period.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002.
Although markets ended the year with solid, broad-based results, trajectory throughout the period was neither smooth nor steady. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve, long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington, D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
On the upside, unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors, despite well-publicized concerns about positive results driven by only a few mega-cap stocks associated with AI.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited pivot by the U.S. Federal Reserve (Fed) was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 Index coming close to its all-time best as well. Mid-cap stocks, as measured by the Russell Midcap Index, benefited as well and more than recovered from their low point at the end of October.
The Fund’s notable detractors during the period
•
Adverse stock selection within the financials and utilities sectors were notable detractors from relative results during the period, more than offsetting strong security selection within communication services.
•
Results were influenced meaningfully by exposure to the regional bank turmoil in February, in particular SVB Financial Group. We had owned the bank holding company since 2019 and benefited as it was a big winner during the pandemic. The company invested its excess cash in mortgage and other government bonds in 2020 – in hindsight, at exactly the wrong time. The bank, which primarily serviced venture capital (VC)-backed technology and life science companies, saw deposits come down as their clients drew on cash in the face of an uncertain macroeconomic environment, higher interest rates, and less funding from VC firms. When the bank took action to raise cash and increase liquidity, it alarmed VC firms and their portfolio companies, which ultimately led to a run on the bank, resulting in its seizure by regulators. Although we exited our position in SVB as efficiently and effectively as we felt possible after the bank’s failure in March, our ownership weighed on results for the full calendar year.
•
Agricultural chemicals maker FMC Corp. fell on supply chain problems lingering from the COVID-19 pandemic.
•
Electric utility Ameren Corp. fell sharply on unfavorable regulatory rulings in Illinois, one of the company’s primary markets.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Despite reporting strong results early in the period, oil and natural gas producer Devon Energy Corp. fell. The company reported less favorable results later in the year, in line with declining oil prices and concerns about its declining productivity.
•
Independent power producer AES Corp., which was a top performer in the prior year, slid throughout the year, primarily on investor fears of rising interest rates and the impact on its renewables business. These fears proved to be unfounded, and the stock staged a strong recovery in December.
The Fund’s notable contributors during the period
•
HVAC company Trane Technologies PLC was boosted by continued strength in its commercial HVAC business and healthy cash flows. We also believe Trane is poised to see tailwinds from the Inflation Reduction Act going forward.
•
Motion technology provider ITT, Inc. rose as investors appreciated the company’s strong execution through a period of volatile demand.
•
Video-game developer Take-Two Interactive Software, Inc. rose as the company announced a plan to deliver several new titles in 2025, potentially including the long-awaited release of Grand Theft Auto 6.
•
Homebuilder D.R. Horton, Inc. rose as investors appreciated the company’s ability to increase sales orders in a challenging housing market characterized by higher mortgage rates and inflationary pressures. Expectations of the long-awaited Fed pivot provided further support for share prices through the end of the period.
•
Industrial solutions provider Ingersoll Rand, Inc. rose on investor expectations for increased margins and consistency of free cash flow.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,056.20	1,020.84	4.20	4.13	0.82
Class 2	1,000.00	1,000.00	1,055.00	1,019.60	5.48	5.39	1.07
Class 3	1,000.00	1,000.00	1,055.60	1,020.19	4.87	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 100.0%
Issuer	Shares	Value ($)
Communication Services 3.2%
Entertainment 1.7%
Take-Two Interactive Software, Inc.(a)	28,228	4,543,297
Media 1.5%
Nexstar Media Group, Inc., Class A	26,516	4,156,383
Total Communication Services		8,699,680
Consumer Discretionary 10.6%
Hotels, Restaurants & Leisure 2.2%
Hyatt Hotels Corp., Class A	45,259	5,902,226
Household Durables 2.4%
D.R. Horton, Inc.	43,297	6,580,278
Leisure Products 1.8%
Hasbro, Inc.	92,000	4,697,520
Specialty Retail 4.2%
Burlington Stores, Inc.(a)	31,031	6,034,909
O’Reilly Automotive, Inc.(a)	5,642	5,360,351
Total		11,395,260
Total Consumer Discretionary		28,575,284
Consumer Staples 5.4%
Consumer Staples Distribution & Retail 3.8%
Dollar Tree, Inc.(a)	39,543	5,617,083
U.S. Foods Holding Corp.(a)	104,511	4,745,845
Total		10,362,928
Food Products 1.6%
Tyson Foods, Inc., Class A	80,655	4,335,206
Total Consumer Staples		14,698,134
Energy 5.2%
Oil, Gas & Consumable Fuels 5.2%
Devon Energy Corp.	135,894	6,155,998
Marathon Petroleum Corp.	53,744	7,973,460
Total		14,129,458
Total Energy		14,129,458
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 18.1%
Banks 4.4%
Popular, Inc.	70,189	5,760,411
Regions Financial Corp.	314,008	6,085,475
Total		11,845,886
Capital Markets 2.3%
Carlyle Group, Inc. (The)	155,000	6,306,950
Consumer Finance 2.2%
Discover Financial Services	52,956	5,952,255
Financial Services 4.2%
Global Payments, Inc.	47,009	5,970,143
Voya Financial, Inc.	74,425	5,430,048
Total		11,400,191
Insurance 5.0%
Hanover Insurance Group, Inc. (The)	44,111	5,355,958
Kemper Corp.	50,426	2,454,233
Reinsurance Group of America, Inc.	35,245	5,701,936
Total		13,512,127
Total Financials		49,017,409
Health Care 7.4%
Health Care Equipment & Supplies 1.9%
Zimmer Biomet Holdings, Inc.	42,878	5,218,253
Health Care Providers & Services 3.9%
Centene Corp.(a)	66,737	4,952,553
Quest Diagnostics, Inc.	41,541	5,727,673
Total		10,680,226
Life Sciences Tools & Services 1.6%
Agilent Technologies, Inc.	30,545	4,246,671
Total Health Care		20,145,150
Industrials 17.2%
Building Products 3.1%
Trane Technologies PLC	34,724	8,469,184
Electrical Equipment 3.3%
AMETEK, Inc.	54,835	9,041,743
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 6.6%
Ingersoll Rand, Inc.	120,605	9,327,590
ITT, Inc.	71,937	8,583,523
Total		17,911,113
Passenger Airlines 1.8%
Southwest Airlines Co.	163,518	4,722,400
Professional Services 2.4%
CACI International, Inc., Class A(a)	19,755	6,397,854
Total Industrials		46,542,294
Information Technology 9.0%
Communications Equipment 2.1%
Motorola Solutions, Inc.	18,233	5,708,570
Electronic Equipment, Instruments & Components 2.3%
Corning, Inc.	201,689	6,141,430
Semiconductors & Semiconductor Equipment 4.6%
Marvell Technology, Inc.	67,932	4,096,979
ON Semiconductor Corp.(a)	66,025	5,515,068
Teradyne, Inc.	27,777	3,014,360
Total		12,626,407
Total Information Technology		24,476,407
Materials 7.2%
Chemicals 3.3%
Chemours Co. LLC (The)	169,276	5,338,965
FMC Corp.	54,374	3,428,281
Total		8,767,246
Metals & Mining 3.9%
ATI, Inc.(a)	118,905	5,406,610
Freeport-McMoRan, Inc.	121,853	5,187,282
Total		10,593,892
Total Materials		19,361,138
Real Estate 9.1%
Health Care REITs 2.4%
Welltower, Inc.	70,785	6,382,683
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial REITs 2.3%
First Industrial Realty Trust, Inc.	119,437	6,290,747
Specialized REITs 4.4%
Gaming and Leisure Properties, Inc.	109,917	5,424,404
Lamar Advertising Co., Class A	60,185	6,396,462
Total		11,820,866
Total Real Estate		24,494,296
Utilities 7.6%
Electric Utilities 4.0%
Entergy Corp.	61,185	6,191,310
PG&E Corp.	250,000	4,507,500
Total		10,698,810
Independent Power and Renewable Electricity Producers 1.7%
AES Corp. (The)	246,200	4,739,350
Multi-Utilities 1.9%
Ameren Corp.	71,029	5,138,238
Total Utilities		20,576,398
Total Common Stocks (Cost $205,232,336)		270,715,648

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	645,666	645,537
Total Money Market Funds (Cost $645,472)		645,537
Total Investments in Securities (Cost: $205,877,808)		271,361,185
Other Assets & Liabilities, Net		(487,910)
Net Assets		270,873,275
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	4,006,708	36,633,572	(39,994,393)	(350)	645,537	1,074	223,475	645,666
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,699,680	—	—	8,699,680
Consumer Discretionary	28,575,284	—	—	28,575,284
Consumer Staples	14,698,134	—	—	14,698,134
Energy	14,129,458	—	—	14,129,458
Financials	49,017,409	—	—	49,017,409
Health Care	20,145,150	—	—	20,145,150
Industrials	46,542,294	—	—	46,542,294
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	24,476,407	—	—	24,476,407
Materials	19,361,138	—	—	19,361,138
Real Estate	24,494,296	—	—	24,494,296
Utilities	20,576,398	—	—	20,576,398
Total Common Stocks	270,715,648	—	—	270,715,648
Money Market Funds	645,537	—	—	645,537
Total Investments in Securities	271,361,185	—	—	271,361,185
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $205,232,336)	$270,715,648
Affiliated issuers (cost $645,472)	645,537
Receivable for:
Investments sold	1,467,979
Capital shares sold	43,153
Dividends	269,593
Expense reimbursement due from Investment Manager	584
Prepaid expenses	6,279
Total assets	273,148,773
Liabilities
Payable for:
Capital shares redeemed	2,158,807
Management services fees	6,195
Distribution and/or service fees	572
Service fees	9,173
Compensation of chief compliance officer	50
Compensation of board members	967
Other expenses	18,980
Deferred compensation of board members	80,754
Total liabilities	2,275,498
Net assets applicable to outstanding capital stock	$270,873,275
Represented by
Trust capital	$270,873,275
Total - representing net assets applicable to outstanding capital stock	$270,873,275
Class 1
Net assets	$156,439,286
Shares outstanding	4,245,886
Net asset value per share	$36.84
Class 2
Net assets	$51,720,256
Shares outstanding	1,448,746
Net asset value per share	$35.70
Class 3
Net assets	$62,713,733
Shares outstanding	1,729,520
Net asset value per share	$36.26
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$5,163,171
Dividends — affiliated issuers	223,475
Foreign taxes withheld	(19,853)
Total income	5,366,793
Expenses:
Management services fees	2,242,765
Distribution and/or service fees
Class 2	121,636
Class 3	78,061
Service fees	90,877
Custodian fees	7,052
Printing and postage fees	21,176
Accounting services fees	30,090
Legal fees	15,460
Interest on interfund lending	49
Compensation of chief compliance officer	51
Compensation of board members	14,102
Deferred compensation of board members	9,600
Other	10,262
Total expenses	2,641,181
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(189,138)
Total net expenses	2,452,043
Net investment income	2,914,750
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,804,792
Investments — affiliated issuers	1,074
Net realized gain	9,805,866
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,686,342
Investments — affiliated issuers	(350)
Net change in unrealized appreciation (depreciation)	14,685,992
Net realized and unrealized gain	24,491,858
Net increase in net assets resulting from operations	$27,406,608
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$2,914,750	$2,477,791
Net realized gain	9,805,866	26,536,016
Net change in unrealized appreciation (depreciation)	14,685,992	(61,234,662)
Net increase (decrease) in net assets resulting from operations	27,406,608	(32,220,855)
Decrease in net assets from capital stock activity	(36,737,727)	(33,053,649)
Total decrease in net assets	(9,331,119)	(65,274,504)
Net assets at beginning of year	280,204,394	345,478,898
Net assets at end of year	$270,873,275	$280,204,394

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	85,975	2,872,684	101,870	3,446,177
Shares redeemed	(824,774)	(29,559,785)	(1,152,445)	(39,237,356)
Net decrease	(738,799)	(26,687,101)	(1,050,575)	(35,791,179)
Class 2
Shares sold	141,642	4,606,760	292,808	9,704,722
Shares redeemed	(189,724)	(6,269,099)	(174,208)	(5,742,927)
Net increase (decrease)	(48,082)	(1,662,339)	118,600	3,961,795
Class 3
Shares sold	21,753	731,789	119,998	4,008,253
Shares redeemed	(271,920)	(9,120,076)	(157,218)	(5,232,518)
Net decrease	(250,167)	(8,388,287)	(37,220)	(1,224,265)
Total net decrease	(1,037,048)	(36,737,727)	(969,195)	(33,053,649)
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

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Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$33.40	0.39	3.05	3.44
Year Ended 12/31/2022	$36.88	0.30	(3.78)	(3.48)
Year Ended 12/31/2021	$27.87	0.22	8.79	9.01
Year Ended 12/31/2020	$25.93	0.23	1.71	1.94
Year Ended 12/31/2019	$19.70	0.29	5.94	6.23
Class 2
Year Ended 12/31/2023	$32.44	0.29	2.97	3.26
Year Ended 12/31/2022	$35.91	0.22	(3.69)	(3.47)
Year Ended 12/31/2021	$27.21	0.14	8.56	8.70
Year Ended 12/31/2020	$25.37	0.17	1.67	1.84
Year Ended 12/31/2019	$19.33	0.22	5.82	6.04
Class 3
Year Ended 12/31/2023	$32.91	0.34	3.01	3.35
Year Ended 12/31/2022	$36.39	0.26	(3.74)	(3.48)
Year Ended 12/31/2021	$27.54	0.18	8.67	8.85
Year Ended 12/31/2020	$25.64	0.20	1.70	1.90
Year Ended 12/31/2019	$19.51	0.25	5.88	6.13

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$36.84	10.30%	0.89% (c)	0.82% (c)	1.14%	17%	$156,439
Year Ended 12/31/2022	$33.40	(9.44% )	0.88%	0.83%	0.89%	24%	$166,488
Year Ended 12/31/2021	$36.88	32.33%	0.88%	0.82%	0.68%	32%	$222,591
Year Ended 12/31/2020	$27.87	7.48%	0.88%	0.81%	1.03%	40%	$237,299
Year Ended 12/31/2019	$25.93	31.62%	0.88%	0.82%	1.22%	31%	$220,919
Class 2
Year Ended 12/31/2023	$35.70	10.05%	1.14% (c)	1.07% (c)	0.89%	17%	$51,720
Year Ended 12/31/2022	$32.44	(9.66% )	1.13%	1.08%	0.66%	24%	$48,561
Year Ended 12/31/2021	$35.91	31.97%	1.13%	1.07%	0.45%	32%	$49,498
Year Ended 12/31/2020	$27.21	7.25%	1.13%	1.06%	0.78%	40%	$34,497
Year Ended 12/31/2019	$25.37	31.25%	1.13%	1.07%	0.97%	31%	$34,239
Class 3
Year Ended 12/31/2023	$36.26	10.18%	1.02% (c)	0.95% (c)	1.01%	17%	$62,714
Year Ended 12/31/2022	$32.91	(9.56% )	1.01%	0.95%	0.78%	24%	$65,155
Year Ended 12/31/2021	$36.39	32.14%	1.01%	0.95%	0.57%	32%	$73,390
Year Ended 12/31/2020	$27.54	7.41%	1.01%	0.94%	0.91%	40%	$59,101
Year Ended 12/31/2019	$25.64	31.42%	1.01%	0.95%	1.08%	31%	$68,354
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.82% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.82%	0.83%
Class 2	1.07	1.08
Class 3	0.945	0.955
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,581,348 and $75,749,461, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	5.86	1
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
22
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 95.4% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Select Mid Cap Value Fund  | Annual Report 2023
31

Columbia Variable Portfolio – Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7021_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.

Portfolio management
Vimal Patel
Co-Portfolio Manager
Managed Fund since 2018
Paul Wick
Co-Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Technology Team Member
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Christopher Boova
Technology Team Member
Managed Fund since 2016
Sanjiv Wadhwani
Technology Team Member
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	45.29	25.64	20.41
Class 2	05/01/00	44.87	25.34	20.11
MSCI World Information Technology Index (Net)		53.27	23.92	18.22
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	10.1
Consumer Discretionary	1.8
Financials	5.8
Health Care	0.0 (a)
Industrials	3.0
Information Technology	77.3
Real Estate	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Equity sub-industry breakdown (%) (at December 31, 2023)
Information Technology
Application Software	8.7
Communications Equipment	3.4
Electronic Equipment & Instruments	1.4
Internet Services & Infrastructure	2.8
Semiconductor Materials & Equipment	13.8
Semiconductors	25.6
Systems Software	12.4
Technology Hardware, Storage & Peripherals	9.2
Total	77.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Germany	0.4
Israel	0.8
Japan	3.3
Netherlands	1.5
United States(a)	94.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2023, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
4
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund returned 44.87%. The Fund’s benchmark, the MSCI World Information Technology Index (Net), returned 53.27% for the same time period.
Market overview
The U.S. equity market overcame a number of potential obstacles to deliver a robust total return in 2023. In the first half of the year, stocks moved higher on expectations that the U.S. Federal Reserve (Fed) was nearing the end of its policy tightening. During the summer, however, concerns about persistent inflation caused the consensus to shift toward the idea that the central bank would need to keep rates “higher for longer.” Equities experienced a protracted downtrend in the August-October 2023 period as a result. The backdrop changed once again in the fourth quarter, thanks to a series of cooler-than-expected inflation reports and indications from Fed Chairman Jerome Powell that the central bank was likely finished raising rates and perhaps on a path to begin enacting rate cuts in 2024. These developments, together with a string of favorable economic reports, fueled optimism that the economy was poised for a “soft landing.” Stocks surged in the final two months of the year in response, helping the headline large-cap indexes finish December near their all-time highs.
While the broader market performed well in 2023, much of the gain for much of the year was confined to a very narrow group of mega-cap, technology-related stocks. Unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors.
The Fund’s notable detractors during the period
•
The Fund’s industrials sector holdings weighed on absolute performance during the period, as did the Fund’s small position within the health care sector.
•
Compared to the benchmark, security selection within the semiconductors industry detracted most from relative results during the period. Selections within the software industry, as well as an underweight to the software industry, also dampened Fund results versus the benchmark.
•
Stock selection within the consumer discretionary sector also detracted from relative results.
•
Holdings that detracted most from the Fund’s absolute returns during the period included alternative fuel cell company Bloom Energy Corp., fintech solutions provider Fidelity National Information Services, Inc. and software design and consultancy company Thoughtworks Holding, Inc. Thoughtworks is no longer held in the portfolio.
•
An underweighted holding in chip maker NVIDIA Corp. and out-of-benchmark holdings in Bloom Energy, e-commerce company eBay, Inc., and semiconductor company Synaptics, Inc. weighed most on Fund performance relative to the benchmark.
The Fund’s notable contributors during the period
•
On an absolute basis, the Fund delivered strong performance in 2023, driven by holdings in the semiconductors, software and technology hardware industries within the information technology sector.
•
Holdings within the communication services sector, particularly the interactive media industry, also contributed to absolute returns for the Fund during the period.
•
Relative to the benchmark, contributions came from selections within communications equipment and technology hardware. An overweight to the financials sector also bolstered relative results.
•
Holdings that contributed most to the Fund’s absolute performance during the period included semiconductor companies Lam Research Corp. and Broadcom, Inc., and consumer electronics giant Apple, Inc.
•
Relative to the benchmark, the Fund’s holding in Lam Research and semiconductor companies Renesas Electronics Corporation and Broadcom benefited Fund performance most. Not owning digital communications company Cisco  Systems, Inc., payments processing company Mastercard Inc. and semiconductor company Texas Instruments also aided the Fund’s results versus the benchmark.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,106.80	1,020.14	5.04	4.84	0.96
Class 2	1,000.00	1,000.00	1,105.40	1,018.90	6.35	6.09	1.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 95.3%
Issuer	Shares	Value ($)
Germany 0.4%
TeamViewer SE(a)	42,268	656,529
Israel 0.8%
CyberArk Software Ltd.(a)	4,129	904,457
Tower Semiconductor Ltd.(a)	10,730	327,480
Total		1,231,937
Japan 3.3%
Renesas Electronics Corp.(a)	265,600	4,749,184
Sumco Corp.	33,200	496,645
Total		5,245,829
Netherlands 1.5%
NXP Semiconductors NV	10,618	2,438,742
United States 89.3%
Adeia, Inc.	97,719	1,210,738
Advanced Energy Industries, Inc.	20,055	2,184,391
Alphabet, Inc., Class A(a)	47,198	6,593,089
Alphabet, Inc., Class C(a)	16,927	2,385,522
American Tower Corp.	6,551	1,414,230
Analog Devices, Inc.	15,724	3,122,157
ANSYS, Inc.(a)	1,500	544,320
Apple, Inc.	40,511	7,799,583
Applied Materials, Inc.	34,220	5,546,035
AppLovin Corp.(a)	7,342	292,579
Arista Networks, Inc.(a)	5,503	1,296,012
Block, Inc., Class A(a)	10,650	823,778
Bloom Energy Corp., Class A(a)	285,267	4,221,952
Broadcom, Inc.	8,049	8,984,696
Cerence, Inc.(a)	26,077	512,674
Comcast Corp., Class A(b)	39,838	1,746,896
Crown Castle, Inc.	13,753	1,584,208
Dell Technologies, Inc.(b)	23,221	1,776,406
Dropbox, Inc., Class A(a)	142,420	4,198,542
eBay, Inc.	63,202	2,756,871
Eiger BioPharmaceuticals, Inc.(a)	70,340	15,791
F5, Inc.(a)	13,958	2,498,203
Fiserv, Inc.(a)	12,846	1,706,463
Common Stocks (continued)
Issuer	Shares	Value ($)
Five9, Inc.(a)	5,500	432,795
Gen Digital, Inc.	135,487	3,091,813
Global Payments, Inc.	19,150	2,432,050
GoDaddy, Inc., Class A(a),(b)	39,722	4,216,888
HireRight Holdings Corp.(a)	24,478	329,229
Kulicke & Soffa Industries, Inc.	14,900	815,328
Lam Research Corp.	12,136	9,505,643
Lumentum Holdings, Inc.(a)	24,242	1,270,766
Marvell Technology, Inc.	61,506	3,709,427
Match Group, Inc.(a)	17,293	631,195
Meta Platforms, Inc., Class A(a)	2,150	761,014
Microchip Technology, Inc.	23,891	2,154,490
Microsoft Corp.	21,166	7,959,263
NetApp, Inc.	34,025	2,999,644
NVIDIA Corp.	6,058	3,000,043
ON Semiconductor Corp.(a)	24,325	2,031,867
Oracle Corp.	25,349	2,672,545
Palo Alto Networks, Inc.(a)	6,920	2,040,570
Pinterest, Inc., Class A(a)	38,660	1,431,966
Qorvo, Inc.(a)	12,521	1,409,990
QUALCOMM, Inc.	4,500	650,835
RingCentral, Inc., Class A(a)	41,678	1,414,968
Salesforce, Inc.(a)	3,628	954,672
Semtech Corp.(a)	37,900	830,389
Skyworks Solutions, Inc.	7,164	805,377
SMART Global Holdings, Inc.(a)	39,829	753,963
Synaptics, Inc.(a)	32,536	3,711,707
Synopsys, Inc.(a)	7,995	4,116,705
Tenable Holdings, Inc.(a)	19,515	898,861
Teradyne, Inc.	41,645	4,519,315
T-Mobile US, Inc.	8,691	1,393,428
Transphorm, Inc.(a)	37,268	136,028
TripAdvisor, Inc.(a)	17,900	385,387
Visa, Inc., Class A	14,635	3,810,222
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp.(a)	24,586	1,287,569
Total		141,781,088
Total Common Stocks (Cost $104,520,185)		151,354,125

Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(c),(d)	7,582,186	7,580,669
Total Money Market Funds (Cost $7,580,465)		7,580,669
Total Investments in Securities (Cost $112,100,650)		158,934,794
Other Assets & Liabilities, Net		(231,035)
Net Assets		$158,703,759
At December 31, 2023, securities and/or cash totaling $846,963 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Comcast Corp	Morgan Stanley	USD	(320,105)	(73)	45.00	1/19/2024	(7,062)	(2,409)
GoDaddy, Inc.	Morgan Stanley	USD	(244,168)	(23)	90.00	1/19/2024	(4,103)	(37,605)
Total							(11,165)	(40,014)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	1,590,299	39,108,231	(33,117,967)	106	7,580,669	741	161,729	7,582,186
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Germany	—	656,529	—	656,529
Israel	1,231,937	—	—	1,231,937
Japan	—	5,245,829	—	5,245,829
Netherlands	2,438,742	—	—	2,438,742
United States	141,781,088	—	—	141,781,088
Total Common Stocks	145,451,767	5,902,358	—	151,354,125
Money Market Funds	7,580,669	—	—	7,580,669
Total Investments in Securities	153,032,436	5,902,358	—	158,934,794
Investments in Derivatives
Liability
Call Option Contracts Written	(40,014)	—	—	(40,014)
Total	152,992,422	5,902,358	—	158,894,780
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $104,520,185)	$151,354,125
Affiliated issuers (cost $7,580,465)	7,580,669
Cash	3
Receivable for:
Investments sold	111,581
Capital shares sold	19,285
Dividends	84,762
Foreign tax reclaims	2,153
Expense reimbursement due from Investment Manager	564
Prepaid expenses	5,408
Total assets	159,158,550
Liabilities
Option contracts written, at value (premiums received $11,165)	40,014
Payable for:
Investments purchased	195,065
Capital shares redeemed	87,256
Management services fees	4,024
Distribution and/or service fees	699
Service fees	57,297
Compensation of chief compliance officer	26
Compensation of board members	863
Other expenses	18,511
Deferred compensation of board members	51,036
Total liabilities	454,791
Net assets applicable to outstanding capital stock	$158,703,759
Represented by
Paid in capital	98,930,952
Total distributable earnings (loss)	59,772,807
Total - representing net assets applicable to outstanding capital stock	$158,703,759
Class 1
Net assets	$57,981,110
Shares outstanding	2,015,431
Net asset value per share	$28.77
Class 2
Net assets	$100,722,649
Shares outstanding	4,165,836
Net asset value per share	$24.18
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
11

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$1,050,383
Dividends — affiliated issuers	161,729
Interfund lending	457
Foreign taxes withheld	(10,552)
Total income	1,202,017
Expenses:
Management services fees	1,183,541
Distribution and/or service fees
Class 2	200,515
Service fees	228,089
Custodian fees	13,062
Printing and postage fees	11,602
Accounting services fees	33,274
Legal fees	13,629
Compensation of chief compliance officer	27
Compensation of board members	12,162
Deferred compensation of board members	6,954
Other	9,366
Total expenses	1,712,221
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(262,588)
Total net expenses	1,449,633
Net investment loss	(247,616)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,749,352
Investments — affiliated issuers	741
Foreign currency translations	(2,999)
Option contracts written	(25,201)
Net realized gain	13,721,893
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	33,858,659
Investments — affiliated issuers	106
Foreign currency translations	(101)
Option contracts written	(42,525)
Net change in unrealized appreciation (depreciation)	33,816,139
Net realized and unrealized gain	47,538,032
Net increase in net assets resulting from operations	$47,290,416
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment loss	$(247,616)	$(383,216)
Net realized gain	13,721,893	6,654,335
Net change in unrealized appreciation (depreciation)	33,816,139	(58,071,633)
Net increase (decrease) in net assets resulting from operations	47,290,416	(51,800,514)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,250,867)	(11,069,734)
Class 2	(4,403,933)	(18,760,666)
Total distributions to shareholders	(6,654,800)	(29,830,400)
Increase in net assets from capital stock activity	11,186,457	14,755,455
Total increase (decrease) in net assets	51,822,073	(66,875,459)
Net assets at beginning of year	106,881,686	173,757,145
Net assets at end of year	$158,703,759	$106,881,686

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	130,442	3,294,985	61,279	1,346,007
Distributions reinvested	83,644	2,250,867	466,094	11,069,734
Shares redeemed	(166,090)	(4,133,077)	(233,114)	(6,564,096)
Net increase	47,996	1,412,775	294,259	5,851,645
Class 2
Shares sold	1,514,694	32,731,148	651,021	13,854,015
Distributions reinvested	194,520	4,403,933	929,206	18,760,666
Shares redeemed	(1,317,555)	(27,361,399)	(914,227)	(23,710,871)
Net increase	391,659	9,773,682	666,000	8,903,810
Total net increase	439,655	11,186,457	960,259	14,755,455
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$20.66	(0.01)	9.29	9.28	—	(1.17)	(1.17)
Year Ended 12/31/2022	$39.33	(0.04)	(11.51)	(11.55)	—	(7.12)	(7.12)
Year Ended 12/31/2021	$31.55	(0.01)	11.76	11.75	(0.15)	(3.82)	(3.97)
Year Ended 12/31/2020	$23.36	0.15	10.03	10.18	—	(1.99)	(1.99)
Year Ended 12/31/2019	$17.78	0.02	9.00	9.02	—	(3.44)	(3.44)
Class 2
Year Ended 12/31/2023	$17.55	(0.06)	7.86	7.80	—	(1.17)	(1.17)
Year Ended 12/31/2022	$34.73	(0.10)	(10.04)	(10.14)	—	(7.04)	(7.04)
Year Ended 12/31/2021	$28.26	(0.09)	10.48	10.39	(0.10)	(3.82)	(3.92)
Year Ended 12/31/2020	$21.12	0.08	9.00	9.08	—	(1.94)	(1.94)
Year Ended 12/31/2019	$16.33	(0.03)	8.20	8.17	—	(3.38)	(3.38)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$28.77	45.29%	1.17%	0.97%	(0.04% )	34%	$57,981
Year Ended 12/31/2022	$20.66	(31.72% )	1.17% (c)	0.98% (c)	(0.16% )	15%	$40,656
Year Ended 12/31/2021	$39.33	39.03%	1.17% (c)	0.99% (c)	(0.04% )	35%	$65,802
Year Ended 12/31/2020	$31.55	46.18%	1.19% (c),(d)	0.98% (c),(d)	0.62%	46%	$58,611
Year Ended 12/31/2019	$23.36	55.31%	1.18% (c)	0.97% (c)	0.09%	56%	$44,565
Class 2
Year Ended 12/31/2023	$24.18	44.87%	1.42%	1.22%	(0.29% )	34%	$100,723
Year Ended 12/31/2022	$17.55	(31.86% )	1.42% (c)	1.23% (c)	(0.41% )	15%	$66,225
Year Ended 12/31/2021	$34.73	38.68%	1.42% (c)	1.24% (c)	(0.28% )	35%	$107,955
Year Ended 12/31/2020	$28.26	45.80%	1.44% (c),(d)	1.23% (c),(d)	0.37%	46%	$77,167
Year Ended 12/31/2019	$21.12	54.97%	1.43% (c)	1.21% (c)	(0.15% )	56%	$57,023
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
15

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
17

Notes to Financial Statements (continued)
December 31, 2023
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
18
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Notes to Financial Statements (continued)
December 31, 2023
realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	40,014
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	(25,201)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	(42,525)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average value ($)
Option contracts written	(64,850)
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Morgan Stanley ($)
Liabilities
Call option contracts written	40,014
Total financial and derivative net assets	(40,014)
Total collateral received (pledged) (a)	(40,014)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
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Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.705% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.915% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.18% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.96%	0.98%
Class 2	1.21	1.23
22
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
243,215	(243,215)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	6,654,800	6,654,800	4,022,512	25,807,888	29,830,400
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
810,147	12,661,239	—	46,352,423
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
112,542,357	49,874,496	(3,522,073)	46,352,423
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $42,742,111 and $44,066,566, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	933,333	5.90	3
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
24
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Shareholder concentration risk
At December 31, 2023, two unaffiliated shareholders of record owned 66.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
26
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Capital gain dividend
$13,324,336
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

28
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
30
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

32
Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Seligman Global Technology Fund  | Annual Report 2023
33

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Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7072_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2010
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since 2022

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	6.89	2.62	1.91
Class 2	05/07/10	6.66	2.36	1.65
Bloomberg U.S. 1-5 Year Corporate Index		6.20	2.38	2.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Corporate Bonds & Notes	90.4
Money Market Funds	7.5
U.S. Treasury Obligations	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	6.0
A rating	29.3
BBB rating	62.1
BB rating	2.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 87.13% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund returned 6.66%. The Fund’s benchmark, the Bloomberg U.S. 1-5 Year Corporate Index, returned 6.20% for the same time period.
Market overview
With inflation showing signs of moderating, on February 1, 2023, the U.S. Federal Reserve (Fed) raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% - 4.75%. (A basis point is 1/100 of a percent.)  March 2023 saw the failure of a pair of U.S. banks and European giant Credit Suisse, which raised the prospect of a financial crisis. The Fed responded by taking measures to support bank liquidity, while the market began to price in multiple cuts in the federal funds target rate before year end. This led U.S. Treasury yields to drift lower. At its March 2023 meeting, the Fed raised short-term interest rates by another quarter-point to a range of 4.75% - 5.0%. The hike was largely viewed by financial markets as a signal that the Fed believed the financial system remained on stable footing.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation posting at 3.0%. With the U.S. economy and job market displaying surprising resilience in the face of its past tightening, the Fed implemented additional 25 basis point increases at its May and July 2023 meetings, leaving the federal funds target rate at a range of 5.25% - 5.50%.
U.S. Treasury yields spiked in October 2023, as rising oil prices led to concerns that the Fed would feel compelled to keep rates higher for longer to cool inflation. However, the broad bond market rallied over the final two months of 2023. Gains were driven by a shift in expectations to a more rapid pace of rate cuts in 2024 amid signs of cooling inflation. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment. The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook.
Despite volatility in yields seen over the period, the U.S. Treasury yield curve finished the 12 months relatively unchanged. The two-year U.S. Treasury note began 2023 at 4.41% and ended the year at 4.23%, for a decrease of 18 basis points, while the yield on the bellwether 10-year U.S. Treasury finished where it began the year at 3.88%.
The Fund’s notable contributors during the period
•
Positive contributions to the Fund’s performance, relative to the benchmark, were primarily driven by security selection. Notable individual contributions came from Fund holdings of media conglomerate Warner Bros. Discovery, Inc., solar energy company NRG Energy, Inc. and global bank HSBC Holdings PLC.
•
The Fund’s industry allocation also contributed positively, most notably overweights to media & entertainment companies and life insurance companies. At period end, the Fund’s largest overweights were to the electric utility, life insurance and gas midstream/pipeline industries, while the largest underweights were to the technology, retail and automotive industries.
•
In broad terms, the Fund’s overweight stance, with respect to credit risk, proved additive to performance relative to the benchmark for the 12 months. The Fund remained overweight in credit risk, relative to the benchmark, at period-end.
•
The Fund’s positioning with respect to interest rates was neutral, relative to the benchmark, and did not have a material impact on performance for the period.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable detractors during the period
•
While overall security selection was beneficial to relative performance, a lack of exposure to finance company Corebridge Financial and an overweight to life insurance company New York Life Global Funding weighed most heavily on the Fund’s performance during the period.
•
In terms of industry allocation, an underweight to finance companies detracted from performance, relative to the benchmark.
Derivative usage
The Fund used derivatives solely for the purpose of maintaining duration and corresponding interest rate sensitivity, in keeping with the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,045.00	1,022.89	2.09	2.07	0.41
Class 2	1,000.00	1,000.00	1,042.60	1,021.64	3.36	3.33	0.66
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Corporate Bonds & Notes 88.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 6.1%
Boeing Co. (The)
02/01/2026	2.750%	21,500,000	20,580,580
02/04/2026	2.196%	5,991,000	5,661,396
Howmet Aerospace, Inc.
01/15/2029	3.000%	9,025,000	8,244,649
L3Harris Technologies, Inc.
01/15/2027	5.400%	14,284,000	14,584,590
Total			49,071,215
Automotive 0.5%
Ford Motor Credit Co. LLC
08/10/2026	2.700%	4,295,000	3,978,899
Banking 20.0%
Bank of America Corp.(a)
12/20/2028	3.419%	40,552,000	38,178,183
Goldman Sachs Group, Inc. (The)(a)
10/24/2029	6.484%	9,800,000	10,400,169
HSBC Holdings PLC(a)
03/09/2029	6.161%	9,810,000	10,136,521
JPMorgan Chase & Co.(a)
10/15/2030	2.739%	31,582,000	28,084,042
Morgan Stanley(a)
05/04/2027	1.593%	3,793,000	3,493,901
01/21/2028	2.475%	19,110,000	17,736,030
04/20/2029	5.164%	7,046,000	7,078,891
PNC Financial Services Group, Inc. (The)(a)
06/12/2029	5.582%	8,116,000	8,278,602
US Bancorp(a)
10/26/2027	6.787%	3,940,000	4,112,425
06/12/2029	5.775%	7,782,000	7,993,044
Wells Fargo & Co.(a)
07/25/2029	5.574%	2,953,000	3,014,759
10/23/2029	6.303%	20,987,000	22,139,312
Total			160,645,879
Building Materials 0.6%
Ferguson Finance PLC(b)
04/20/2027	4.250%	5,022,000	4,918,714
Cable and Satellite 1.0%
Charter Communications Operating LLC/Capital
01/15/2029	2.250%	9,540,000	8,282,300
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.5%
Carrier Global Corp.(b)
11/30/2025	5.800%	4,023,000	4,078,751
Electric 19.4%
AES Corp. (The)
01/15/2026	1.375%	6,782,000	6,275,524
American Electric Power Co., Inc.
01/15/2029	5.200%	15,938,000	16,171,288
CenterPoint Energy, Inc.
09/01/2024	2.500%	2,772,000	2,711,679
08/10/2026	5.250%	16,440,000	16,590,381
CMS Energy Corp.
11/15/2025	3.600%	13,035,000	12,657,224
DTE Energy Co.
03/15/2027	3.800%	6,879,000	6,598,586
Edison International
11/15/2024	3.550%	2,150,000	2,112,652
11/15/2028	5.250%	1,792,000	1,804,232
Emera U.S. Finance LP
06/15/2024	0.833%	2,962,000	2,896,674
Emera US Finance LP
06/15/2026	3.550%	24,794,000	23,873,086
Eversource Energy
08/15/2030	1.650%	6,995,000	5,694,885
FirstEnergy Transmission LLC(b)
01/15/2025	4.350%	11,280,000	11,070,552
NextEra Energy Operating Partners LP(b)
07/15/2024	4.250%	9,550,000	9,462,091
NRG Energy, Inc.(b)
12/02/2027	2.450%	12,997,000	11,696,076
Pacific Gas and Electric Co.
06/15/2028	3.000%	15,601,000	14,219,464
Pennsylvania Electric Co.(b)
03/30/2026	5.150%	1,221,000	1,218,677
WEC Energy Group, Inc.
06/15/2025	3.550%	2,212,000	2,154,003
09/12/2026	5.600%	4,364,000	4,443,237
01/15/2028	4.750%	3,995,000	3,995,875
Total			155,646,186
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 1.2%
GFL Environmental, Inc.(b)
08/01/2025	3.750%	5,450,000	5,319,013
09/01/2028	3.500%	4,305,000	3,960,505
Total			9,279,518
Food and Beverage 4.4%
Bacardi Ltd.(b)
05/15/2028	4.700%	28,013,000	27,455,460
Diageo Capital PLC
10/05/2026	5.375%	7,942,000	8,117,034
Total			35,572,494
Health Care 1.9%
HCA, Inc.
03/15/2027	3.125%	12,703,000	12,044,430
06/01/2028	5.200%	2,990,000	3,019,637
Total			15,064,067
Healthcare Insurance 3.0%
Aetna, Inc.
11/15/2024	3.500%	2,425,000	2,385,880
Centene Corp.
07/15/2028	2.450%	24,490,000	21,874,251
Total			24,260,131
Independent Energy 0.6%
Canadian Natural Resources Ltd.
07/15/2025	2.050%	1,974,000	1,881,341
Occidental Petroleum Corp.
09/01/2028	6.375%	2,504,000	2,640,250
Total			4,521,591
Life Insurance 8.4%
Metropolitan Life Global Funding I(b)
06/17/2029	3.050%	1,972,000	1,797,129
New York Life Global Funding(b)
08/07/2030	1.200%	3,920,000	3,144,793
Pacific Life Global Funding II(b)
07/18/2028	5.500%	8,185,000	8,386,765
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	20,087,000	19,680,725
Principal Life Global Funding II(b)
11/21/2024	2.250%	17,640,000	17,144,393
08/16/2026	1.250%	13,167,000	11,942,234
Voya Financial, Inc.
06/15/2026	3.650%	5,350,000	5,173,711
Total			67,269,750
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.8%
Discovery Communications LLC
03/20/2028	3.950%	7,155,000	6,815,279
Midstream 6.1%
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	7,069,000	6,871,368
Energy Transfer LP
12/01/2028	6.100%	5,900,000	6,211,444
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	13,490,000	13,327,261
Western Gas Partners LP
07/01/2026	4.650%	7,609,000	7,481,227
Western Midstream Operating LP
01/15/2029	6.350%	2,165,000	2,261,794
Williams Companies, Inc. (The)
08/15/2028	5.300%	12,324,000	12,617,656
Total			48,770,750
Natural Gas 0.4%
NiSource, Inc.
05/01/2030	3.600%	3,435,000	3,204,826
Packaging 1.6%
Berry Global, Inc.(b)
04/15/2028	5.500%	12,720,000	12,877,741
Pharmaceuticals 2.8%
Bayer US Finance LLC(b)
01/21/2029	6.250%	3,987,000	4,077,647
Gilead Sciences, Inc.
03/01/2026	3.650%	4,500,000	4,409,673
Roche Holdings, Inc.(b)
01/28/2027	2.375%	5,820,000	5,478,833
11/13/2028	5.338%	7,805,000	8,102,280
Total			22,068,433
Technology 3.6%
Broadcom, Inc.
09/15/2028	4.110%	4,090,000	3,997,050
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,734,000	1,717,669
07/15/2025	4.500%	6,264,000	6,206,708
Microchip Technology, Inc.
02/15/2024	0.972%	6,364,000	6,324,081
09/01/2024	0.983%	11,387,000	11,026,444
Total			29,271,952
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.4%
BAT International Finance PLC
02/02/2029	5.931%	3,144,000	3,267,816
Transportation Services 1.2%
ERAC USA Finance LLC(b)
05/01/2028	4.600%	9,443,000	9,398,916
Wireless 3.6%
Sprint Spectrum Co. I/II/III LLC(b)
03/20/2028	5.152%	13,962,950	13,895,339
T-Mobile US, Inc.
02/15/2026	2.250%	10,253,000	9,719,911
04/15/2027	3.750%	5,368,000	5,209,108
Total			28,824,358
Total Corporate Bonds & Notes (Cost $709,335,325)			707,089,566

U.S. Treasury Obligations 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
06/30/2028	4.000%	16,532,000	16,612,077
Total U.S. Treasury Obligations (Cost $16,299,502)			16,612,077

Money Market Funds 7.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(c),(d)	58,383,943	58,372,266
Total Money Market Funds (Cost $58,371,336)		58,372,266
Total Investments in Securities (Cost: $784,006,163)		782,073,909
Other Assets & Liabilities, Net		20,030,310
Net Assets		802,104,219
At December 31, 2023, securities and/or cash totaling $2,022,234 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	968	03/2024	USD	199,324,812	1,933,319	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(220)	03/2024	USD	(24,835,938)	—	(878,013)
U.S. Treasury 5-Year Note	(919)	03/2024	USD	(99,962,790)	—	(1,875,814)
U.S. Treasury Ultra 10-Year Note	(2)	03/2024	USD	(236,031)	—	(10,479)
Total					—	(2,764,306)
Notes to Portfolio of Investments
(a)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $201,978,002, which represents 25.18% of total net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	20,549,107	498,879,156	(461,053,907)	(2,090)	58,372,266	4,739	1,617,305	58,383,943
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	707,089,566	—	707,089,566
U.S. Treasury Obligations	—	16,612,077	—	16,612,077
Money Market Funds	58,372,266	—	—	58,372,266
Total Investments in Securities	58,372,266	723,701,643	—	782,073,909
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	1,933,319	—	—	1,933,319
Liability
Futures Contracts	(2,764,306)	—	—	(2,764,306)
Total	57,541,279	723,701,643	—	781,242,922
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $725,634,827)	$723,701,643
Affiliated issuers (cost $58,371,336)	58,372,266
Margin deposits on:
Futures contracts	2,022,234
Receivable for:
Investments sold	11,291,548
Capital shares sold	3,786
Dividends	261,769
Interest	6,944,922
Variation margin for futures contracts	130,445
Expense reimbursement due from Investment Manager	2,004
Prepaid expenses	8,770
Total assets	802,739,387
Liabilities
Payable for:
Capital shares redeemed	364,633
Variation margin for futures contracts	88,430
Management services fees	10,508
Distribution and/or service fees	700
Service fees	7,348
Compensation of chief compliance officer	156
Compensation of board members	1,428
Other expenses	20,067
Deferred compensation of board members	141,898
Total liabilities	635,168
Net assets applicable to outstanding capital stock	$802,104,219
Represented by
Paid in capital	837,736,964
Total distributable earnings (loss)	(35,632,745)
Total - representing net assets applicable to outstanding capital stock	$802,104,219
Class 1
Net assets	$700,238,600
Shares outstanding	73,886,910
Net asset value per share	$9.48
Class 2
Net assets	$101,865,619
Shares outstanding	10,798,981
Net asset value per share	$9.43
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$1,617,305
Interest	33,183,097
Interfund lending	1,480
Total income	34,801,882
Expenses:
Management services fees	3,968,702
Distribution and/or service fees
Class 2	255,033
Service fees	70,442
Custodian fees	6,998
Printing and postage fees	13,754
Accounting services fees	30,090
Legal fees	22,471
Compensation of chief compliance officer	149
Compensation of board members	21,556
Deferred compensation of board members	15,431
Other	20,481
Total expenses	4,425,107
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(650,375)
Total net expenses	3,774,732
Net investment income	31,027,150
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24,095,717)
Investments — affiliated issuers	4,739
Futures contracts	(1,480,386)
Net realized loss	(25,571,364)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	51,015,854
Investments — affiliated issuers	(2,090)
Futures contracts	(1,377,945)
Net change in unrealized appreciation (depreciation)	49,635,819
Net realized and unrealized gain	24,064,455
Net increase in net assets resulting from operations	$55,091,605
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$31,027,150	$26,334,079
Net realized loss	(25,571,364)	(35,108,860)
Net change in unrealized appreciation (depreciation)	49,635,819	(51,686,086)
Net increase (decrease) in net assets resulting from operations	55,091,605	(60,460,867)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(23,579,885)	(9,185,017)
Class 2	(3,115,635)	(477,058)
Total distributions to shareholders	(26,695,520)	(9,662,075)
Increase (decrease) in net assets from capital stock activity	(145,190,668)	90,106,344
Total increase (decrease) in net assets	(116,794,583)	19,983,402
Net assets at beginning of year	918,898,802	898,915,400
Net assets at end of year	$802,104,219	$918,898,802

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	440,168	4,106,724	82,536,420	767,606,691
Distributions reinvested	2,585,514	23,579,885	990,832	9,185,017
Shares redeemed	(18,410,782)	(170,631,174)	(76,228,754)	(701,071,006)
Net increase (decrease)	(15,385,100)	(142,944,565)	7,298,498	75,720,702
Class 2
Shares sold	1,272,588	11,756,674	2,904,349	26,681,242
Distributions reinvested	343,131	3,115,635	51,630	477,058
Shares redeemed	(1,851,752)	(17,118,412)	(1,373,476)	(12,772,658)
Net increase (decrease)	(236,033)	(2,246,103)	1,582,503	14,385,642
Total net increase (decrease)	(15,621,133)	(145,190,668)	8,881,001	90,106,344
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$9.17	0.35	0.27	0.62	(0.31)	(0.31)
Year Ended 12/31/2022	$9.84	0.23	(0.83)	(0.60)	(0.07)	(0.07)
Year Ended 12/31/2021	$10.06	0.11	(0.17)	(0.06)	(0.16)	(0.16)
Year Ended 12/31/2020	$9.76	0.19	0.38	0.57	(0.27)	(0.27)
Year Ended 12/31/2019	$9.28	0.25	0.46	0.71	(0.23)	(0.23)
Class 2
Year Ended 12/31/2023	$9.12	0.33	0.27	0.60	(0.29)	(0.29)
Year Ended 12/31/2022	$9.79	0.20	(0.82)	(0.62)	(0.05)	(0.05)
Year Ended 12/31/2021	$10.01	0.08	(0.16)	(0.08)	(0.14)	(0.14)
Year Ended 12/31/2020	$9.72	0.16	0.38	0.54	(0.25)	(0.25)
Year Ended 12/31/2019	$9.24	0.22	0.47	0.69	(0.21)	(0.21)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$9.48	6.89%	0.50%	0.42%	3.77%	78%	$700,239
Year Ended 12/31/2022	$9.17	(6.08% )	0.49%	0.46%	2.45%	110%	$818,216
Year Ended 12/31/2021	$9.84	(0.59% )	0.50%	0.48%	1.08%	88%	$806,365
Year Ended 12/31/2020	$10.06	5.90%	0.50%	0.49%	1.92%	92%	$666,530
Year Ended 12/31/2019	$9.76	7.69%	0.50%	0.49%	2.58%	110%	$684,486
Class 2
Year Ended 12/31/2023	$9.43	6.66%	0.75%	0.67%	3.53%	78%	$101,866
Year Ended 12/31/2022	$9.12	(6.36% )	0.74%	0.71%	2.18%	110%	$100,683
Year Ended 12/31/2021	$9.79	(0.84% )	0.75%	0.73%	0.83%	88%	$92,550
Year Ended 12/31/2020	$10.01	5.57%	0.75%	0.74%	1.63%	92%	$85,193
Year Ended 12/31/2019	$9.72	7.47%	0.75%	0.74%	2.32%	110%	$54,988
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
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Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,933,319 *

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,764,306 *

20
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,480,386)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,377,945)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	243,162,483
Futures contracts — short	174,584,138
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.48% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
22
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.41%	0.45%
Class 2	0.66	0.70
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
105,407	(105,408)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,695,520	—	26,695,520	9,662,075	—	9,662,075
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
30,923,418	—	(62,983,835)	(3,430,430)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
784,673,352	8,735,935	(12,166,365)	(3,430,430)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(18,775,960)	(44,207,875)	(62,983,835)	—
24
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $619,077,692 and $815,918,350, respectively, for the year ended December 31, 2023, of which $76,141,490 and $104,982,686, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,820,000	5.86	5
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
26
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 99.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

30
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
32
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

34
Columbia Variable Portfolio – Limited Duration Credit Fund  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7015_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	04/30/12	10.43	1.82	2.47
Class 2	04/30/12	10.02	1.57	2.20
JPMorgan Emerging Markets Bond Index-Global		10.45	1.94	3.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Quality breakdown (%) (at December 31, 2023)
AA rating	8.4
A rating	9.3
BBB rating	30.5
BB rating	22.5
B rating	20.0
CCC rating	1.6
CC rating	3.4
C rating	0.3
Not rated	4.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Knoll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Country breakdown (%) (at December 31, 2023)
Angola	1.8
Argentina	2.1
Azerbaijan	0.2
Bahrain	1.7
Brazil	1.2
Chile	2.1
China	0.1
Colombia	5.1
Costa Rica	0.2
Croatia	0.2
Dominican Republic	3.8
Ecuador	0.9
Egypt	2.8
Guatemala	0.3
Hungary	1.3
India	1.6
Indonesia	6.2
Isle of Man	0.2
Ivory Coast	1.6
Jersey	1.4
Jordan	0.3
Kazakhstan	2.6
Macau	0.5
Malaysia	0.5
Mexico	7.8
Mongolia	0.4
Morocco	0.6
Country breakdown (%) (at December 31, 2023)
Netherlands	0.6
Nigeria	1.2
Oman	1.3
Pakistan	0.6
Panama	2.6
Paraguay	1.8
Peru	2.1
Philippines	1.1
Qatar	4.9
Romania	1.4
Russian Federation	0.7
Saudi Arabia	6.6
Serbia	0.3
South Africa	2.9
Sri Lanka	0.5
Turkey	4.2
Ukraine	0.9
United Arab Emirates	3.7
United States(a)	11.6
Venezuela	0.5
Virgin Islands	2.7
Zambia	0.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 36.73% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund returned 10.02%. The Fund’s benchmark, the JPMorgan Emerging Markets Bond Index–Global, returned 10.45% for the same period.
Market overview
Emerging markets bonds rallied in 2023 overall. Yield spreads, or the differential in yields to U.S. Treasuries, tightened materially, with the majority coming from the high-yield segment of the market. Such strong performance, however, masks volatility throughout.
As 2023 began, investor sentiment was buoyed by signs that inflation was moderating, and the U.S. dollar was weakening. Also, China’s reopening following its stringent COVID-19 restrictions raised expectations of a sharp rebound in economic activity. However, sentiment turned negative in February 2023 when the then-latest data showed inflationary pressures remained persistent in the U.S. Escalating geopolitical tensions and a stronger U.S. dollar were additional headwinds for emerging markets debt assets. March brought further concerns to markets as the failure of two U.S. regional banks and Credit Suisse led to fears of contagion and added interest rate uncertainty. However, emerging markets bonds fared relatively well, aided by lower government bond yields, which fell amid heightened investor risk aversion.
The second calendar quarter saw positive returns for emerging markets bonds overall but remained volatile as investor sentiment fluctuated in the aftermath of the banking crisis in March 2023. The containment of problems in the U.S. banking sector fueled a relief rally early in the quarter, but this was swiftly dampened by prolonged U.S. debt ceiling negotiations in May and concerns the U.S. might default. In June, the market focus quickly returned to macroeconomic worries and higher-for-longer interest rates due to sticky inflation as the labor market remained tight in the U.S. Markets were buoyed during the last days of June by news that the 23 biggest banks in the U.S. had passed regulators’ stress tests. Positive performance continued into July 2023, as lower than consensus expected inflation data from the U.S. boosted investor sentiment, raising hopes of a soft landing for the global economy. Although slightly underwhelming, news from China about the likelihood of further support for its real estate sector, alongside pledges to boost consumption and resolve local government debt problems, provided further positive impetus for emerging markets. In August, emerging markets hard currency assets struggled against weakened risk sentiment. Negative news from China, including disappointing economic activity data for July, caused concerns for investors as did higher U.S. Treasury yields. September offered little respite, as investor sentiment was dampened by ongoing prospects of higher-for-longer interest rates in the U.S., escalating U.S. Treasury yields, and persistent concerns about the beleaguered Chinese property market.
Emerging markets bonds had a volatile start to the fourth quarter, as geopolitical uncertainty and further increases in government bond yields weighed on sentiment. In particular, Hamas’ attack on Israel on October 7, 2023, unnerved investors, raising concerns the conflict may spread to other countries in the Middle East. November lived up to its reputation for seasonal strength, as the pause in U.S. interest rate hikes and anticipation of easier monetary policy in 2024 provided a solid boost to credit markets. U.S. Treasury yields fell in the month, providing impetus for developed and emerging markets bonds alike. The U.S. dollar weakened over the month, further buoying emerging markets bonds. Emerging markets bonds finished 2023 on a high note, as risk assets rallied for a second consecutive month in December, boosted by a dovish pivot by the U.S. Federal Reserve.
Broadly speaking, emerging markets central banks across regions tightened monetary policy through the first half of the annual period and then moved to pausing or cutting cycles as inflation figures edged lower. The main exception to this trend was Turkey, which raised its interest rates seven times in the second half of the annual period alone, for a total of 565 basis points. (A basis point is 1/100th of a percentage point.)
6
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable detractors during the period
•
Having underweighted allocations to El Salvador and Sri Lanka detracted, as semi-distressed and distressed bonds (i.e., bonds rated CCC and below and those rated B-, respectively) benefited from the strong rally in low quality credits during the annual period.
○
The Fund was underweight El Salvador owing to volatile market conditions there.
○
The Fund was underweight Sri Lanka due to our concerns about the results of its debt restructuring.
•
The Fund’s underweight to Turkey hurt. Following elections wherein President Erdogan secured a third term victory, investors were surprised by the market-friendly cabinet appointments he made, including a new central bank governor who has implemented seven interest rate hikes during the second half of the annual period in an effort to fight inflation, which had, at one point, breached 80%. This new-found orthodox policy was welcomed by investors following a long period of President Erdogan insisting that low interest rates would stave off inflation.
•
A modest overweight to Ecuador dampened the Fund’s relative results. There was a good deal of political turmoil in Ecuador during the annual period after former President Lasso invoked “muerta cruzada,” which dissolved its national assembly before he became the subject of an impeachment vote. Presidential elections were held later in 2023, but one candidate was tragically assassinated in the run-up to the poll taking place.
•
Security selection in Colombia detracted. The Fund held short-dated sovereign bonds during an annual period when longer-dated sovereign bond yields tightened. The Fund also held an out-of-benchmark position in telecommunications company Millicom International Cellular SA, which saw prices fall amid discussions over a potential takeover. Subsequently, the acquisition failed to materialize, and prices recovered somewhat.
•
Fund holdings in China’s distressed real estate company Country Garden Holdings Co., Ltd. detracted, as the company missed its coupon payment.
The Fund’s notable contributors during the period
•
Country positioning and security selection overall contributed most positively to the Fund’s relative performance.
•
From a country perspective, the Fund’s underweight to China proved beneficial. Policy response to China’s struggling economy, with data disappointing and its property sector under pressure, was underwhelming, and investor confidence remained low.
•
The Fund’s significant underweight to United Arab Emirates also proved positive, as its sovereign spreads widened during the annual period.
•
Positioning in Ukraine boosted Fund results, as some renewed optimism there amid gains in its war effort against Russia drove a strong rally in low quality credits.
•
Security selection helped most in the Philippines, where out-of-benchmark holdings in power generation company SMC Global Power Holdings Corp. and conglomerate JGSH Philippines Ltd. contributed positively. The Fund exited its position in SMC Global Power Holdings.
•
Security selection in Indonesia, Kazakhstan and United Arab Emirates further boosted the Fund’s relative results. Positions in aluminium smelting company Indonesia Asahan Aluminium Persero PT, oil and gas company KazMunayGas National Co. JSC and port operator DP World PLC, respectively, especially added value.
•
In China, Fund positions in smart phone company Xiaomi Best Time International Ltd. and technology company Lenovo Group Ltd. generated gains. The Fund did not hold a position in Lenovo at year end. The Fund exited its position in Xiaomi.
•
To a lesser degree, duration positioning contributed positively to the Fund’s relative performance, as the Fund maintained a shorter duration than that of the benchmark during an annual period when U.S. Treasury and other government bond yields rose. Toward the end of the annual period, as monetary policies widely eased, we shifted the Fund’s duration stance to neutral to that of its benchmark.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
7

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The Fund held small positions in South African and Indonesian local government bonds, which contributed positively. These local government bond curves offered additional yield opportunities versus the markets’ hard currency curves during the annual period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,068.00	1,021.14	3.92	3.83	0.76
Class 2	1,000.00	1,000.00	1,065.40	1,019.90	5.20	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
9

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Corporate Bonds & Notes 8.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
China 0.1%
Country Garden Holdings Co., Ltd.(a),(b)
07/12/2026	0.000%	4,800,000	380,334
Colombia 1.0%
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	535,000	527,187
Millicom International Cellular SA(a)
01/15/2028	5.125%	1,800,000	1,676,679
03/25/2029	6.250%	1,080,000	1,025,296
03/25/2029	6.250%	810,000	768,972
Total			3,998,134
India 0.3%
Adani Electricity Mumbai Ltd.(a)
02/12/2030	3.949%	1,657,000	1,355,276
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%	735,000	638,778
Jersey 1.3%
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	2,600,000	2,147,869
09/30/2040	2.940%	3,919,104	3,234,271
Total			5,382,140
Jordan 0.3%
Jordan Government International Bond(a)
01/13/2029	7.500%	1,030,000	1,042,888
Macau 0.5%
Sands China Ltd.(c)
06/18/2030	4.625%	2,200,000	2,004,097
Netherlands 0.6%
Braskem Netherlands Finance BV(a)
02/13/2033	7.250%	700,000	583,430
01/31/2050	5.875%	2,800,000	1,908,998
Total			2,492,428
Peru 0.1%
Hunt Oil Co of Peru LLC Sucursal Del Peru(a)
09/18/2033	8.550%	267,000	289,815
Russian Federation 0.3%
Phosagro OAO Via Phosagro Bond Funding DAC(a)
09/16/2028	2.600%	2,128,000	1,412,748
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Saudi Arabia 0.4%
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	1,500,000	1,567,567
United States 0.5%
Sasol Financing USA LLC
03/18/2031	5.500%	2,500,000	2,102,142
Virgin Islands 2.7%
JGSH Philippines Ltd.(a)
07/09/2030	4.125%	8,211,000	7,692,981
Studio City Finance Ltd.(a)
01/15/2029	5.000%	3,880,000	3,253,720
Total			10,946,701
Total Corporate Bonds & Notes (Cost $36,775,733)			33,613,048

Foreign Government Obligations(d),(e) 79.2%

Angola 1.8%
Angolan Government International Bond(a)
11/26/2029	8.000%	5,200,000	4,617,010
05/08/2048	9.375%	3,308,000	2,743,526
Total			7,360,536
Argentina 2.0%
Argentine Republic Government International Bond(c)
07/09/2035	1.500%	23,500,000	7,983,607
07/09/2046	1.750%	720,000	248,792
Total			8,232,399
Azerbaijan 0.2%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	1,049,000	910,511
Bahrain 1.6%
Bahrain Government International Bond(a)
05/18/2034	5.625%	3,480,000	3,142,842
CBB International Sukuk Programme Co. WLL(a)
05/18/2029	3.875%	3,867,000	3,505,868
Total			6,648,710
Brazil 1.2%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	150,000	147,484
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazilian Government International Bond
06/12/2030	3.875%	3,002,000	2,746,197
01/07/2041	5.625%	446,000	411,588
01/27/2045	5.000%	1,900,000	1,544,759
Total			4,850,028
Chile 2.1%
Chile Government International Bond
01/25/2050	3.500%	1,750,000	1,328,558
Corp. Nacional del Cobre de Chile(a)
01/08/2034	5.950%	6,198,000	6,275,623
Empresa Nacional del Petroleo(a)
05/10/2033	6.150%	881,000	884,460
Total			8,488,641
Colombia 4.1%
Colombia Government International Bond
01/30/2030	3.000%	9,800,000	8,250,101
04/15/2031	3.125%	6,640,000	5,410,598
04/22/2032	3.250%	2,800,000	2,225,653
11/14/2035	8.000%	611,000	667,817
Total			16,554,169
Costa Rica 0.2%
Costa Rica Government International Bond(a)
11/13/2054	7.300%	754,000	818,114
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%	861,000	860,725
Dominican Republic 3.8%
Dominican Republic International Bond(a)
01/25/2027	5.950%	4,035,000	4,054,628
01/30/2030	4.500%	4,845,000	4,454,580
09/23/2032	4.875%	4,653,000	4,237,828
01/27/2045	6.850%	271,000	269,585
06/05/2049	6.400%	2,500,000	2,349,074
Total			15,365,695
Ecuador 0.8%
Ecuador Government International Bond(a),(c)
07/31/2030	6.000%	4,400,000	2,049,485
07/31/2035	3.500%	1,708,842	610,873
07/31/2040	2.500%	2,342,250	743,465
Total			3,403,823
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt 2.8%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	2,200,000	1,556,917
04/11/2031	6.375%	EUR	3,300,000	2,333,586
05/29/2032	7.625%		4,000,000	2,774,566
09/30/2033	7.300%		5,000,000	3,301,209
02/21/2048	7.903%		2,100,000	1,264,634
Total				11,230,912
Guatemala 0.3%
Guatemala Government Bond(a)
10/07/2033	3.700%		909,000	756,993
06/01/2050	6.125%		489,000	463,323
Total				1,220,316
Hungary 1.3%
Hungary Government International Bond(a)
09/22/2031	2.125%		2,780,000	2,239,099
09/21/2051	3.125%		3,163,000	2,136,662
09/25/2052	6.750%		659,000	735,586
Total				5,111,347
India 1.3%
Export-Import Bank of India(a)
01/15/2030	3.250%		5,600,000	5,099,623
Indonesia 6.1%
Indonesia Asahan Aluminium Persero PT(a)
05/15/2050	5.800%		6,200,000	5,992,164
Indonesia Government International Bond
09/18/2029	3.400%		1,900,000	1,782,086
10/30/2049	3.700%		6,200,000	5,191,725
03/31/2052	4.300%		751,000	682,396
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,000,000	3,111,255
Indonesia Treasury Bond
04/15/2032	6.375%	IDR	67,700,000,000	4,350,800
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		1,455,000	1,401,316
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(a)
06/30/2050	4.000%		700,000	545,583
PT Perusahaan Listrik Negara(a)
07/17/2049	4.875%		2,100,000	1,852,469
Total				24,909,794
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ivory Coast 1.5%
Ivory Coast Government International Bond(a)
07/23/2024	5.375%		300,000	296,259
10/17/2031	5.875%	EUR	5,300,000	5,238,343
06/15/2033	6.125%		800,000	735,338
Total				6,269,940
Kazakhstan 2.5%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		5,550,000	5,409,961
04/24/2030	5.375%		3,600,000	3,574,673
04/19/2047	5.750%		1,573,000	1,378,732
Total				10,363,366
Malaysia 0.5%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		2,055,000	1,926,921
Mexico 7.7%
Comision Federal de Electricidad(a)
07/26/2033	3.875%		6,000,000	4,848,109
Mexican Bonos
05/31/2029	8.500%	MXN	15,000,000	866,690
Mexico Government International Bond
04/16/2030	3.250%		6,950,000	6,293,982
01/15/2047	4.350%		2,300,000	1,850,099
02/10/2048	4.600%		2,800,000	2,309,226
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	600,000	33,920
Petroleos Mexicanos
11/12/2026	7.470%	MXN	4,700,000	242,182
01/28/2031	5.950%		6,908,000	5,514,543
02/16/2032	6.700%		5,600,000	4,644,288
02/07/2033	10.000%		1,281,000	1,281,286
01/23/2045	6.375%		5,244,000	3,402,814
Total				31,287,139
Mongolia 0.4%
Mongolia Government International Bond(a)
01/19/2028	8.650%		488,000	514,072
07/07/2031	4.450%		1,500,000	1,261,920
Total				1,775,992
Morocco 0.5%
OCP SA(a)
06/23/2051	5.125%		2,900,000	2,199,522
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nigeria 1.2%
Nigeria Government International Bond(a)
09/28/2028	6.125%	1,600,000	1,416,723
09/28/2033	7.375%	2,300,000	1,959,428
11/28/2047	7.625%	1,900,000	1,505,500
Total			4,881,651
Oman 1.3%
Oman Government International Bond(a)
01/25/2031	6.250%	1,846,000	1,940,690
01/17/2048	6.750%	3,200,000	3,342,669
Total			5,283,359
Pakistan 0.6%
Pakistan Government International Bond(a)
09/30/2025	8.250%	529,000	449,804
12/05/2027	6.875%	1,400,000	952,781
04/08/2031	7.375%	1,395,000	850,689
Total			2,253,274
Panama 2.5%
Panama Government International Bond
03/16/2025	3.750%	950,000	923,076
09/29/2032	2.252%	2,800,000	2,047,487
01/19/2033	3.298%	2,978,000	2,357,094
02/14/2035	6.400%	1,428,000	1,393,311
01/31/2036	6.875%	1,927,000	1,924,148
01/19/2063	4.500%	2,435,000	1,596,545
Total			10,241,661
Paraguay 1.8%
Paraguay Government International Bond(a)
06/28/2033	3.849%	2,000,000	1,766,734
08/11/2044	6.100%	5,068,000	4,970,103
03/30/2050	5.400%	675,000	600,171
Total			7,337,008
Peru 2.0%
Peruvian Government International Bond
01/15/2034	3.000%	3,634,000	3,064,508
11/18/2050	5.625%	4,717,000	4,914,825
Total			7,979,333
Philippines 1.1%
Philippine Government International Bond
07/06/2046	3.200%	5,900,000	4,548,604
Qatar 4.8%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%	1,367,000	1,189,260
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar Government International Bond(a)
04/23/2028	4.500%		200,000	202,514
03/14/2029	4.000%		7,350,000	7,294,334
04/23/2048	5.103%		2,000,000	2,025,630
03/14/2049	4.817%		3,490,000	3,399,962
04/16/2050	4.400%		2,357,000	2,172,928
Qatar Petroleum(a)
07/12/2031	2.250%		3,738,000	3,180,448
Total				19,465,076
Romania 1.3%
Romanian Government International Bond(a)
02/27/2027	3.000%		3,116,000	2,901,709
02/14/2051	4.000%		3,500,000	2,527,617
Total				5,429,326
Russian Federation 0.3%
Gazprom PJSC via Gaz Finance PLC(a),(f)
02/25/2030	3.250%		2,254,000	1,293,708
Saudi Arabia 6.1%
Gaci First Investment Co.(a)
02/14/2035	4.875%		4,300,000	4,197,017
02/14/2053	5.125%		6,600,000	5,966,081
KSA Sukuk Ltd.(a)
10/29/2029	2.969%		1,000,000	924,356
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		2,280,000	1,958,933
Saudi Government International Bond(a)
07/18/2033	4.875%		1,830,000	1,869,290
01/21/2055	3.750%		5,400,000	4,098,694
01/21/2055	3.750%		3,558,000	2,700,584
02/02/2061	3.450%		4,500,000	3,160,261
Total				24,875,216
Serbia 0.3%
Serbia International Bond(a)
12/01/2030	2.125%		1,582,000	1,266,432
South Africa 2.9%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%		3,100,000	3,100,017
Republic of South Africa Government Bond
02/28/2048	8.750%	ZAR	125,000,000	5,033,161
Republic of South Africa Government International Bond
09/30/2049	5.750%		2,900,000	2,312,865
04/20/2052	7.300%		1,400,000	1,324,434
Total				11,770,477
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sri Lanka 0.5%
Sri Lanka Government International Bond(a),(b)
11/03/2025	0.000%	750,000	382,938
03/14/2029	0.000%	1,500,000	750,626
03/28/2030	0.000%	1,900,000	953,153
Total			2,086,717
Turkey 4.2%
Turkey Government International Bond
04/14/2026	4.250%	3,300,000	3,164,068
02/17/2028	5.125%	8,000,000	7,626,289
03/14/2029	9.375%	1,600,000	1,770,181
04/26/2029	7.625%	3,800,000	3,930,464
05/11/2047	5.750%	500,000	391,685
Total			16,882,687
Ukraine 0.9%
Ukraine Government International Bond(a)
09/01/2028	7.750%	9,400,000	2,591,896
05/21/2031	6.876%	5,109,000	1,169,865
Total			3,761,761
United Arab Emirates 3.7%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	1,600,000	1,462,498
09/30/2049	3.125%	3,000,000	2,201,743
04/16/2050	3.875%	490,000	410,801
Abu Dhabi Ports Co. PJSC(a)
05/06/2031	2.500%	2,500,000	2,124,532
DP World PLC(a)
07/02/2037	6.850%	5,900,000	6,500,457
MDGH GMTN (RSC), Ltd.(a)
04/28/2033	5.500%	1,808,000	1,914,385
MDGH GMTN RSC Ltd.(a)
05/22/2053	5.084%	279,000	275,009
Total			14,889,425
Venezuela 0.5%
Petroleos de Venezuela SA(a),(b)
05/16/2024	0.000%	12,559,928	1,372,202
Venezuela Government International Bond(a),(b)
10/13/2024	0.000%	4,300,000	636,528
Total			2,008,730
Zambia 0.3%
Zambia Government International Bond(a),(b)
04/14/2024	8.500%	1,750,000	1,089,803
Total Foreign Government Obligations (Cost $371,657,185)			322,232,471
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 10.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(g),(h)	44,410,398	44,401,516
Total Money Market Funds (Cost $44,396,532)		44,401,516
Total Investments in Securities (Cost $452,829,450)		400,247,035
Other Assets & Liabilities, Net		6,482,768
Net Assets		$406,729,803
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
8,090,623 EUR	8,780,550 USD	Citi	01/16/2024	—	(156,107)
20,742,607 MXN	1,189,323 USD	Morgan Stanley	01/16/2024	—	(29,333)
480,729 EUR	518,510 USD	Wells Fargo	01/16/2024	—	(12,488)
Total				—	(197,928)
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $233,547,970, which represents 57.42% of total net assets.

(b)	Represents a security in default.
(c)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)
As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(h)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	57,375,369	127,863,776	(140,831,049)	(6,580)	44,401,516	16,759	2,504,412	44,410,398
Currency Legend
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	33,613,048	—	33,613,048
Foreign Government Obligations	—	322,232,471	—	322,232,471
Money Market Funds	44,401,516	—	—	44,401,516
Total Investments in Securities	44,401,516	355,845,519	—	400,247,035
Investments in Derivatives
Liability
Forward Foreign Currency Exchange Contracts	—	(197,928)	—	(197,928)
Total	44,401,516	355,647,591	—	400,049,107
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
15

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $408,432,918)	$355,845,519
Affiliated issuers (cost $44,396,532)	44,401,516
Cash	24,568
Foreign currency (cost $476,376)	487,770
Receivable for:
Capital shares sold	496
Dividends	195,480
Interest	6,349,862
Foreign tax reclaims	5,821
Prepaid expenses	6,803
Total assets	407,317,835
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	197,928
Payable for:
Capital shares redeemed	242,583
Management services fees	6,608
Distribution and/or service fees	1,359
Service fees	56,097
Compensation of chief compliance officer	75
Compensation of board members	1,075
Other expenses	22,148
Deferred compensation of board members	60,159
Total liabilities	588,032
Net assets applicable to outstanding capital stock	$406,729,803
Represented by
Paid in capital	515,282,533
Total distributable earnings (loss)	(108,552,730)
Total - representing net assets applicable to outstanding capital stock	$406,729,803
Class 1
Net assets	$205,935,829
Shares outstanding	26,202,900
Net asset value per share	$7.86
Class 2
Net assets	$200,793,974
Shares outstanding	25,568,377
Net asset value per share	$7.85
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$2,504,412
Interest	21,850,036
Interfund lending	7,204
Foreign taxes withheld	(42,412)
Total income	24,319,240
Expenses:
Management services fees	2,400,815
Distribution and/or service fees
Class 2	487,109
Service fees	493,075
Custodian fees	33,928
Printing and postage fees	10,097
Accounting services fees	36,046
Legal fees	17,106
Compensation of chief compliance officer	79
Compensation of board members	15,753
Deferred compensation of board members	8,552
Other	12,110
Total expenses	3,514,670
Net investment income	20,804,570
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(17,722,028)
Investments — affiliated issuers	16,759
Foreign currency translations	88,908
Forward foreign currency exchange contracts	(186,628)
Net realized loss	(17,802,989)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,866,688
Investments — affiliated issuers	(6,580)
Foreign currency translations	(4,537)
Forward foreign currency exchange contracts	(148,969)
Net change in unrealized appreciation (depreciation)	35,706,602
Net realized and unrealized gain	17,903,613
Net increase in net assets resulting from operations	$38,708,183
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
17

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$20,804,570	$18,268,279
Net realized loss	(17,802,989)	(22,351,247)
Net change in unrealized appreciation (depreciation)	35,706,602	(77,138,659)
Net increase (decrease) in net assets resulting from operations	38,708,183	(81,221,627)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(11,171,634)	(9,636,284)
Class 2	(10,218,990)	(8,650,294)
Total distributions to shareholders	(21,390,624)	(18,286,578)
Increase (decrease) in net assets from capital stock activity	(26,547,150)	15,967,722
Total decrease in net assets	(9,229,591)	(83,540,483)
Net assets at beginning of year	415,959,394	499,499,877
Net assets at end of year	$406,729,803	$415,959,394

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,281,805	9,711,499	2,957,970	23,863,112
Distributions reinvested	1,482,281	11,171,634	1,270,433	9,636,284
Shares redeemed	(5,328,066)	(40,130,322)	(2,023,042)	(15,900,645)
Net increase (decrease)	(2,563,980)	(19,247,189)	2,205,361	17,598,751
Class 2
Shares sold	446,096	3,360,458	1,160,162	9,490,508
Distributions reinvested	1,356,265	10,218,990	1,141,046	8,650,294
Shares redeemed	(2,763,968)	(20,879,409)	(2,533,299)	(19,771,831)
Net decrease	(961,607)	(7,299,961)	(232,091)	(1,631,029)
Total net increase (decrease)	(3,525,587)	(26,547,150)	1,973,270	15,967,722
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$7.52	0.40	0.36	0.76	(0.42)	(0.42)
Year Ended 12/31/2022	$9.37	0.34	(1.85)	(1.51)	(0.34)	(0.34)
Year Ended 12/31/2021	$9.97	0.37	(0.59)	(0.22)	(0.38)	(0.38)
Year Ended 12/31/2020	$9.62	0.37	0.31	0.68	(0.33)	(0.33)
Year Ended 12/31/2019	$9.01	0.50	0.60	1.10	(0.49)	(0.49)
Class 2
Year Ended 12/31/2023	$7.52	0.38	0.35	0.73	(0.40)	(0.40)
Year Ended 12/31/2022	$9.36	0.32	(1.83)	(1.51)	(0.33)	(0.33)
Year Ended 12/31/2021	$9.96	0.34	(0.59)	(0.25)	(0.35)	(0.35)
Year Ended 12/31/2020	$9.61	0.35	0.31	0.66	(0.31)	(0.31)
Year Ended 12/31/2019	$9.00	0.47	0.61	1.08	(0.47)	(0.47)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$7.86	10.43%	0.76%	0.76%	5.32%	29%	$205,936
Year Ended 12/31/2022	$7.52	(16.03% )	0.75%	0.75%	4.37%	22%	$216,467
Year Ended 12/31/2021	$9.37	(2.20% )	0.76%	0.76%	3.81%	41%	$248,905
Year Ended 12/31/2020	$9.97	7.43%	0.75% (c)	0.75% (c)	4.01%	114%	$237,553
Year Ended 12/31/2019	$9.62	12.35%	0.76%	0.76%	5.21%	137%	$117,692
Class 2
Year Ended 12/31/2023	$7.85	10.02%	1.01%	1.01%	5.07%	29%	$200,794
Year Ended 12/31/2022	$7.52	(16.16% )	1.00%	1.00%	4.11%	22%	$199,492
Year Ended 12/31/2021	$9.36	(2.45% )	1.01%	1.01%	3.56%	41%	$250,595
Year Ended 12/31/2020	$9.96	7.16%	1.00% (c)	1.00% (c)	3.76%	114%	$241,193
Year Ended 12/31/2019	$9.61	12.09%	1.01%	1.01%	4.94%	137%	$203,064
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
21

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
22
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	197,928
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(186,628)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(148,969)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	68,344	(85,117)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Citi ($)	Morgan Stanley ($)	Wells Fargo($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	156,107	29,333	12,488	197,928
Total financial and derivative net assets	(156,107)	(29,333)	(12,488)	(197,928)
Total collateral received (pledged) (a)	—	—	—	—
Net amount (b)	(156,107)	(29,333)	(12,488)	(197,928)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
26
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), provide such services to the Fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.12% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.77%	0.80%
Class 2	1.02	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
28
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
33,518	(33,518)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
21,390,624	—	21,390,624	18,286,578	—	18,286,578
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
962,095	—	(54,837,734)	(54,638,097)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
454,687,204	4,080,918	(58,719,015)	(54,638,097)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(15,917,180)	(38,920,554)	(54,837,734)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $99,229,344 and $114,321,276, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,227,273	5.47	11
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is
30
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
Middle East and North Africa Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Middle East and North Africa region. These include the risk of local and regional conflicts including terrorist activity, religious, ethnic and/or socio-economic unrest, acts of war or other conflicts in the region and elevated risks of volatile interest rates, excessive inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Middle Eastern and North African economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
32
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2023, one unaffiliated shareholders of record owned 46.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 38.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
33

Notes to Financial Statements (continued)
December 31, 2023
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
34
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$42,412	$0.0008	$19,181,125	$0.37
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

36
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
38
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

40
Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Emerging Markets Bond Fund  | Annual Report 2023
41

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Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7006_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Disciplined Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.

Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	24.36	13.83	11.16
Class 2	05/03/10	24.08	13.54	10.89
Class 3	10/13/81	24.21	13.69	11.02
S&P 500 Index		26.29	15.69	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	9.0
Consumer Discretionary	11.6
Consumer Staples	5.7
Energy	3.6
Financials	12.9
Health Care	12.8
Industrials	8.6
Information Technology	28.8
Materials	2.6
Real Estate	2.3
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 65.29% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Disciplined Core Fund returned 24.08%. The Fund’s benchmark, the S&P 500 Index, returned 26.29%.
Market overview
Following weak performance in 2022, the U.S. equity market, as measured by the S&P 500 Index, rebounded with a robust return in 2023, closing the calendar year with the best fourth quarter since 2003. Despite a wide range of potential challenges, including a regional bank crisis in March, U.S. equities overall were propelled through most of the first half of the year by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the U.S. Federal Reserve’s (Fed) tightening cycle. Following two quarters of strong equity market gains, the broad U.S. equity market stumbled in the third calendar quarter amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally was further supported by an October jobs report and inflation data that both showed signs of softening, reinforcing hopes the Fed could soon be done raising rates. The rally extended into December, as hopes for a soft economic landing were further propelled by fresh data and Fed signals. The Fed voted in December to hold rates steady and forecasted three rate cuts in 2024. The news amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of the year.
For the annual period overall, all capitalization segments within the U.S. equity market, posted double-digit positive returns, with large-cap stocks the strongest. Mid-cap stocks and small-cap stocks followed, with these two market segments posting returns similar to each other. From a style perspective, growth-oriented stocks materially outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market.
The Fund’s stock selection model
At the style level, risk and growth factors were most in favor, unsurprisingly, during a year when the markets rallied strongly. Stocks characterized by high beta and volatility and those with high expected earnings growth were rewarded during the period. Larger companies fared better than smaller ones. On the other hand, investors turned away from dividend yield, with the factor having its second-worst annual performance since 1990. Profitability metrics, like return on equity and return on invested capital as well as trailing earnings-based valuation, were also out of favor during the period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the quality theme underperformed slightly, and the value theme generated rather neutral results. The performance of the catalyst theme was volatile through the year, reflecting the many rapid reversals in risk appetite, but ended the annual period overall with negative guidance. Of the portfolio’s 20 industry-specific models, ten provided positive stock selection guidance during the annual period. Communication services, health care (services) and consumer discretionary (autos and durables) contributed most positively to relative results. Information technology (semiconductors), health care (products) and financials (intermediaries) detracted most during the period.
During the period, we made several enhancements to the Fund’s quantitative stock selection models. We incorporated a novel textual earnings surprise factor, namely TERM, as a diversifier within the business momentum sub-theme. The signal, which relies on a regularized logistic regression that links the call’s language to the immediate market reaction of the call, brings an additional source of alpha, or potential added value, to our strategy. We refreshed the real estate sector model
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
within our quantitative stock selection models with two new signals and a repositioning of office real estate investment trusts (REITs). We also implemented and/or enhanced signals regarding net operating income margin, forward-adjusted funds from operations payout ratio, linear momentum (with dividends) and text-based industry momentum to provide better coverage and peer quality analysis within our strategy. We enhanced signals regarding non-interest-bearing deposits, changes in early delinquency and linkage momentum. Within our Informed Trading theme, we supplemented the short interest signals with a new metric capturing adjusted security lending utilization. We made several enhancements to our Glassdoor Human Capital signal by incorporating a more advanced text sentiment model, more robust ranking, inclusion of additional reviews, improving depth of review coverage and a better company mapping process. We also refined the construction of the earnings revisions signal we utilize by more fully leveraging the depth of analyst coverage in the S&P Capital IQ Detailed Broker Estimates database.
The Fund’s notable detractors during the period
•
Stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the period.
•
Stock selection in the health care, information technology and industrials sectors detracted most from the Fund’s relative performance during the period.
•
Among the individual stocks detracting most from relative performance was NVIDIA Corp., which designs and develops three-dimensional graphics processors and related software. NVIDIA’s shares rose significantly, as the company reported strong quarterly results and optimistic outlooks on strength in, and enthusiasm for, companies developing AI technologies for which the company was widely seen as a leading beneficiary. However, the Fund was underweight NVIDIA during the annual period and so it proved a significant detractor. The portfolio’s underweight in NVIDIA was the result of a quite low value theme score despite an improving catalyst score, but the model delivered negative stock selection guidance.
•
Bristol-Myers Squibb Co., a large pharmaceuticals company, saw its shares decline on its series of frustrating quarters. Further, despite reporting revenue and earnings that met consensus expectations at the end of the annual period, its management lowered its mid-decade guidance due to its new product portfolio taking longer to gain sales traction than it anticipated, resulting in lower operating margin guidance. The decision to overweight Bristol-Myers Squibb was based on strong value and quality theme scores, but the models provided negative guidance.
•
Pfizer Inc., a global biopharmaceutical company, was another top detractor from the Fund’s relative results. Pfizer lowered its forward sales and earnings guidance for 2024 well below analyst expectations, driven primarily by ongoing weakness in the company’s COVID franchise sales. The portfolio’s overweight in Pfizer was established based on its quality and catalyst investment theme scores, but the models provided negative guidance until later in the period when both of those theme scores did decline.
The Fund’s notable contributors during the period
•
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period.
•
Stock selection in the communication services, energy and materials sectors contributed most positively to the Fund’s relative performance during the annual period.
•
Among the Fund’s greatest individual positive contributors was Meta Platforms, Inc. (Class A). The social media giant and parent company of Facebook was a beneficiary during the annual period of increased ad campaign spending across its platform, where it enjoys deep engagement from customers, suggesting ongoing robust growth going forward. The company was also seen as a beneficiary of artificial intelligence (AI) enthusiasm. The portfolio’s overweight in Meta Platforms was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•
Alphabet Inc. (Class A) is the parent company of search engine giant Google. Alphabet remained focused during the annual period on the long-term opportunities in search, AI and cloud, and, as such, was seen as a leading beneficiary of the market’s enthusiasm surrounding AI and was no longer seen as lagging in the AI race after announcing several product initiatives featuring generative AI functionality. The portfolio’s overweight in Alphabet (Class A) was based on strong quality and catalyst scores, and the models provided positive guidance.
6
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Lam Research Corp., a semiconductor capital equipment manufacturer, generated strong returns during the year. The company was seen as a beneficiary of the increased capital spending forecasts announced by technology companies in an effort to build out their AI programs, specifically leading-edge semiconductors that are made by Lam Research’s machinery. Additionally, the company reported AI and domestic China as bright spots driving an incremental uptick in spending on wafer fabrication equipment during the second half of 2023. Further, the company’s cost efficiencies drove improvement in its margins and its reports of solid earnings. The portfolio’s overweight in Lam Research was driven by attractive quality and catalyst scores, and the models delivered effective stock selection guidance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,074.50	1,021.54	3.52	3.43	0.68
Class 2	1,000.00	1,000.00	1,073.20	1,020.29	4.81	4.68	0.93
Class 3	1,000.00	1,000.00	1,073.80	1,020.94	4.14	4.03	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 8.9%
Interactive Media & Services 8.8%
Alphabet, Inc., Class A(a)	1,383,252	193,226,472
Meta Platforms, Inc., Class A(a)	384,731	136,179,385
Total		329,405,857
Media 0.1%
Fox Corp., Class A	162,046	4,807,905
Total Communication Services		334,213,762
Consumer Discretionary 11.4%
Automobiles 0.8%
Tesla, Inc.(a)	124,070	30,828,914
Broadline Retail 3.8%
Amazon.com, Inc.(a)	625,706	95,069,770
eBay, Inc.	1,122,695	48,971,956
Total		144,041,726
Hotels, Restaurants & Leisure 2.9%
Booking Holdings, Inc.(a)	18,887	66,996,344
MGM Resorts International(a)	149,239	6,667,998
Royal Caribbean Cruises Ltd.(a)	260,920	33,786,531
Total		107,450,873
Household Durables 2.1%
Lennar Corp., Class A	333,279	49,671,902
PulteGroup, Inc.	284,163	29,331,305
Total		79,003,207
Specialty Retail 1.6%
TJX Companies, Inc. (The)	617,004	57,881,145
Textiles, Apparel & Luxury Goods 0.2%
lululemon athletica, Inc.(a)	14,600	7,464,834
Total Consumer Discretionary		426,670,699
Consumer Staples 5.6%
Consumer Staples Distribution & Retail 2.6%
Target Corp.	155,557	22,154,428
Walmart, Inc.	487,471	76,849,803
Total		99,004,231
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.4%
General Mills, Inc.	221,224	14,410,531
Household Products 0.9%
Colgate-Palmolive Co.	281,427	22,432,546
Procter & Gamble Co. (The)	64,188	9,406,110
Total		31,838,656
Tobacco 1.7%
Altria Group, Inc.	1,607,846	64,860,508
Total Consumer Staples		210,113,926
Energy 3.5%
Oil, Gas & Consumable Fuels 3.5%
Exxon Mobil Corp.	323,495	32,343,030
Marathon Petroleum Corp.	354,161	52,543,326
Valero Energy Corp.	364,777	47,421,010
Total		132,307,366
Total Energy		132,307,366
Financials 12.7%
Banks 3.6%
Citigroup, Inc.	1,494,355	76,869,621
Wells Fargo & Co.	1,183,501	58,251,919
Total		135,121,540
Capital Markets 2.8%
CME Group, Inc.	223,715	47,114,379
State Street Corp.	746,249	57,804,448
Total		104,918,827
Consumer Finance 0.7%
Synchrony Financial	709,005	27,076,901
Financial Services 2.9%
Fiserv, Inc.(a)	513,518	68,215,731
Visa, Inc., Class A	152,843	39,792,675
Total		108,008,406
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.7%
Marsh & McLennan Companies, Inc.	351,526	66,603,631
MetLife, Inc.	523,193	34,598,753
Total		101,202,384
Total Financials		476,328,058
Health Care 12.6%
Biotechnology 2.5%
AbbVie, Inc.	212,561	32,940,578
Amgen, Inc.	24,673	7,106,317
BioMarin Pharmaceutical, Inc.(a)	106,699	10,287,918
Regeneron Pharmaceuticals, Inc.(a)	23,561	20,693,391
Vertex Pharmaceuticals, Inc.(a)	58,450	23,782,720
Total		94,810,924
Health Care Equipment & Supplies 4.1%
Abbott Laboratories	256,944	28,281,826
Align Technology, Inc.(a)	125,937	34,506,738
Baxter International, Inc.	389,100	15,042,606
Hologic, Inc.(a)	750,838	53,647,375
Medtronic PLC	279,165	22,997,613
Total		154,476,158
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	611,073	61,596,158
Humana, Inc.	114,692	52,507,145
Total		114,103,303
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	1,348,521	69,192,613
Viatris, Inc.	3,726,906	40,362,392
Total		109,555,005
Total Health Care		472,945,390
Industrials 8.4%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	83,920	38,035,901
Air Freight & Logistics 1.6%
FedEx Corp.	244,393	61,824,097
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.9%
Builders FirstSource, Inc.(a)	119,800	19,999,412
Masco Corp.	177,847	11,912,192
Total		31,911,604
Machinery 3.3%
Caterpillar, Inc.	204,277	60,398,580
Parker-Hannifin Corp.	141,251	65,074,336
Total		125,472,916
Professional Services 1.6%
Automatic Data Processing, Inc.	255,874	59,610,966
Total Industrials		316,855,484
Information Technology 28.4%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,557,984	78,709,352
Semiconductors & Semiconductor Equipment 7.5%
Applied Materials, Inc.	49,563	8,032,675
Lam Research Corp.	92,068	72,113,182
NVIDIA Corp.	243,555	120,613,307
QUALCOMM, Inc.	546,553	79,047,960
Total		279,807,124
Software 11.6%
Adobe, Inc.(a)	149,472	89,174,995
Autodesk, Inc.(a)	210,723	51,306,836
Fortinet, Inc.(a)	715,813	41,896,535
Microsoft Corp.	669,894	251,906,940
Total		434,285,306
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.(b)	1,411,496	271,755,325
Total Information Technology		1,064,557,107
Materials 2.6%
Chemicals 1.3%
CF Industries Holdings, Inc.	267,343	21,253,769
Mosaic Co. (The)	722,980	25,832,075
Total		47,085,844
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.3%
Nucor Corp.	99,702	17,352,136
Steel Dynamics, Inc.	275,365	32,520,607
Total		49,872,743
Total Materials		96,958,587
Real Estate 2.2%
Hotel & Resort REITs 0.4%
Host Hotels & Resorts, Inc.	856,192	16,670,058
Specialized REITs 1.8%
SBA Communications Corp.	263,129	66,753,196
Total Real Estate		83,423,254
Utilities 2.0%
Electric Utilities 2.0%
Edison International	218,959	15,653,379
Evergy, Inc.	245,825	12,832,065
PG&E Corp.	2,363,541	42,614,644
Pinnacle West Capital Corp.	83,543	6,001,729
Total		77,101,817
Total Utilities		77,101,817
Total Common Stocks (Cost $2,967,487,495)		3,691,475,450

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(c),(d)	59,158,746	59,146,914
Total Money Market Funds (Cost $59,143,798)		59,146,914
Total Investments in Securities (Cost: $3,026,631,293)		3,750,622,364
Other Assets & Liabilities, Net		2,250,307
Net Assets		3,752,872,671
At December 31, 2023, securities and/or cash totaling $7,123,610 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	277	03/2024	USD	66,757,000	2,289,598	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	55,464,807	543,193,588	(539,509,751)	(1,730)	59,146,914	2,893	2,514,083	59,158,746
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	334,213,762	—	—	334,213,762
Consumer Discretionary	426,670,699	—	—	426,670,699
Consumer Staples	210,113,926	—	—	210,113,926
Energy	132,307,366	—	—	132,307,366
Financials	476,328,058	—	—	476,328,058
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	472,945,390	—	—	472,945,390
Industrials	316,855,484	—	—	316,855,484
Information Technology	1,064,557,107	—	—	1,064,557,107
Materials	96,958,587	—	—	96,958,587
Real Estate	83,423,254	—	—	83,423,254
Utilities	77,101,817	—	—	77,101,817
Total Common Stocks	3,691,475,450	—	—	3,691,475,450
Money Market Funds	59,146,914	—	—	59,146,914
Total Investments in Securities	3,750,622,364	—	—	3,750,622,364
Investments in Derivatives
Asset
Futures Contracts	2,289,598	—	—	2,289,598
Total	3,752,911,962	—	—	3,752,911,962
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
13

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,967,487,495)	$3,691,475,450
Affiliated issuers (cost $59,143,798)	59,146,914
Receivable for:
Capital shares sold	179,416
Dividends	6,034,640
Foreign tax reclaims	48,156
Variation margin for futures contracts	5,369
Prepaid expenses	26,658
Total assets	3,756,916,603
Liabilities
Payable for:
Capital shares redeemed	3,403,017
Variation margin for futures contracts	175,788
Management services fees	66,635
Distribution and/or service fees	4,831
Service fees	62,461
Compensation of chief compliance officer	691
Compensation of board members	3,743
Other expenses	34,721
Deferred compensation of board members	292,045
Total liabilities	4,043,932
Net assets applicable to outstanding capital stock	$3,752,872,671
Represented by
Trust capital	$3,752,872,671
Total - representing net assets applicable to outstanding capital stock	$3,752,872,671
Class 1
Net assets	$2,406,946,661
Shares outstanding	26,865,487
Net asset value per share	$89.59
Class 2
Net assets	$59,789,003
Shares outstanding	690,282
Net asset value per share	$86.62
Class 3
Net assets	$1,286,137,007
Shares outstanding	14,608,555
Net asset value per share	$88.04
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$62,033,192
Dividends — affiliated issuers	2,514,083
Total income	64,547,275
Expenses:
Management services fees	23,693,561
Distribution and/or service fees
Class 2	131,777
Class 3	1,522,378
Service fees	764,730
Custodian fees	25,875
Printing and postage fees	55,079
Accounting services fees	30,090
Legal fees	58,741
Interest on collateral	1,825
Compensation of chief compliance officer	693
Compensation of board members	57,984
Deferred compensation of board members	36,350
Other	64,121
Total expenses	26,443,204
Net investment income	38,104,071
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	282,678,927
Investments — affiliated issuers	2,893
Futures contracts	5,227,934
Net realized gain	287,909,754
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	475,594,450
Investments — affiliated issuers	(1,730)
Futures contracts	4,478,278
Net change in unrealized appreciation (depreciation)	480,070,998
Net realized and unrealized gain	767,980,752
Net increase in net assets resulting from operations	$806,084,823
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
15

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$38,104,071	$39,790,300
Net realized gain	287,909,754	214,383,641
Net change in unrealized appreciation (depreciation)	480,070,998	(1,114,009,526)
Net increase (decrease) in net assets resulting from operations	806,084,823	(859,835,585)
Decrease in net assets from capital stock activity	(620,822,208)	(281,067,397)
Total increase (decrease) in net assets	185,262,615	(1,140,902,982)
Net assets at beginning of year	3,567,610,056	4,708,513,038
Net assets at end of year	$3,752,872,671	$3,567,610,056

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	56,820	4,461,812	288,893	21,301,846
Shares redeemed	(6,187,313)	(504,729,888)	(2,396,312)	(189,159,514)
Net decrease	(6,130,493)	(500,268,076)	(2,107,419)	(167,857,668)
Class 2
Shares sold	71,683	5,608,019	93,482	7,076,086
Shares redeemed	(49,214)	(3,835,965)	(63,257)	(4,677,754)
Net increase	22,469	1,772,054	30,225	2,398,332
Class 3
Shares sold	8,005	618,320	2,954	220,119
Shares redeemed	(1,542,238)	(122,944,506)	(1,524,044)	(115,828,180)
Net decrease	(1,534,233)	(122,326,186)	(1,521,090)	(115,608,061)
Total net decrease	(7,642,257)	(620,822,208)	(3,598,284)	(281,067,397)
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

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Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$72.04	0.87	16.68	17.55
Year Ended 12/31/2022	$88.63	0.81	(17.40)	(16.59)
Year Ended 12/31/2021	$66.77	0.75	21.11	21.86
Year Ended 12/31/2020	$58.51	0.79	7.47	8.26
Year Ended 12/31/2019	$46.89	0.76	10.86	11.62
Class 2
Year Ended 12/31/2023	$69.81	0.65	16.16	16.81
Year Ended 12/31/2022	$86.12	0.60	(16.91)	(16.31)
Year Ended 12/31/2021	$65.04	0.55	20.53	21.08
Year Ended 12/31/2020	$57.13	0.63	7.28	7.91
Year Ended 12/31/2019	$45.90	0.61	10.62	11.23
Class 3
Year Ended 12/31/2023	$70.88	0.76	16.40	17.16
Year Ended 12/31/2022	$87.31	0.70	(17.13)	(16.43)
Year Ended 12/31/2021	$65.86	0.65	20.80	21.45
Year Ended 12/31/2020	$57.78	0.71	7.37	8.08
Year Ended 12/31/2019	$46.36	0.68	10.74	11.42

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$89.59	24.36%	0.68% (c)	0.68% (c)	1.09%	52%	$2,406,947
Year Ended 12/31/2022	$72.04	(18.72% )	0.67% (c)	0.67% (c)	1.05%	50%	$2,376,866
Year Ended 12/31/2021	$88.63	32.74%	0.67% (c)	0.67% (c)	0.96%	58%	$3,111,300
Year Ended 12/31/2020	$66.77	14.12%	0.66%	0.66%	1.36%	74%	$3,713,795
Year Ended 12/31/2019	$58.51	24.78%	0.66%	0.66%	1.41%	69%	$4,290,429
Class 2
Year Ended 12/31/2023	$86.62	24.08%	0.93% (c)	0.93% (c)	0.84%	52%	$59,789
Year Ended 12/31/2022	$69.81	(18.94% )	0.92% (c)	0.92% (c)	0.80%	50%	$46,623
Year Ended 12/31/2021	$86.12	32.41%	0.92% (c)	0.92% (c)	0.73%	58%	$54,906
Year Ended 12/31/2020	$65.04	13.85%	0.91%	0.91%	1.12%	74%	$41,400
Year Ended 12/31/2019	$57.13	24.46%	0.91%	0.91%	1.17%	69%	$39,356
Class 3
Year Ended 12/31/2023	$88.04	24.21%	0.80% (c)	0.80% (c)	0.96%	52%	$1,286,137
Year Ended 12/31/2022	$70.88	(18.82% )	0.80% (c)	0.80% (c)	0.93%	50%	$1,144,120
Year Ended 12/31/2021	$87.31	32.57%	0.79% (c)	0.79% (c)	0.85%	58%	$1,542,306
Year Ended 12/31/2020	$65.86	13.98%	0.79%	0.79%	1.24%	74%	$1,286,377
Year Ended 12/31/2019	$57.78	24.63%	0.78%	0.78%	1.29%	69%	$1,260,116
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,289,598 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,227,934

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,478,278
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	60,323,444
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
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Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.65% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.69%	0.69%	0.69%
Class 2	0.94	0.94	0.94
Class 3	0.815	0.815	0.815
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,901,491,367 and $2,476,160,269, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
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Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Disciplined Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
29

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

30
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
32
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

34
Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Disciplined Core Fund  | Annual Report 2023
35

Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7004_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners Small Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Small Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Allspring Global Investments, LLC
Thomas Ognar, CFA
Robert Gruendyke, CFA
David Nazaret, CFA
Scout Investments, Inc.
James McBride, CFA
Timothy Miller, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	7.20	6.77	4.73
Class 2	05/07/10	6.93	6.51	4.47
Russell 2000 Growth Index		18.66	9.22	7.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	1.2
Consumer Discretionary	11.8
Consumer Staples	5.0
Energy	2.1
Financials	6.3
Health Care	19.7
Industrials	20.0
Information Technology	30.1
Materials	2.6
Real Estate	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
During the annual period ended December 31, 2023, the Fund was managed by two independent money management firms and each invested a portion of the portfolio’s assets. Allspring Global Investments, LLC (Allspring), and Scout Investments, Inc. (Scout) managed approximately 46.8% and 53.2% of the portfolio, respectively.
At December 31, 2023, approximately 96.84%  of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio - Partners Small Cap Growth Fund returned 6.93%. The Fund’s benchmark, the Russell 2000 Growth Index, returned 18.66% over the same time period.
Market overview
A variety of important economic issues created headlines in 2023, including debate over the state of the economy, a federal debt ceiling standoff and the impact of artificial intelligence (AI). In the wider world, an ongoing war between Russia and Ukraine, the breakout of the Israel/Gaza war and the continued tension between the U.S. and China were potential sources of market instability. However, no topic was more impactful in markets than the moderating level of inflation and the subsequent movement in interest rates during the year. The year began with a focus on the high level of inflation, as interest rates rose on the back of four U.S. Federal Reserve interest rate  hikes. The impact of higher rates was felt throughout the economy, resulting in a regional bank scare in the first half of the year and higher interest costs that put a lid on investment by businesses and the purchase of big-ticket items by consumers. Later in the year, the moderation in inflation, the decline in longer dated yields and anticipation of a soft landing for the economy led markets to anticipate lower rates in 2024, creating a more optimistic outlook.
The strong rally in equities during the year was largely driven by mega caps stocks dubbed the Magnificent Seven, a group of seven stocks that collectively rose over 70% during the period. That led to a significant performance gap, with large-cap growth outperforming small-cap growth by a significant amount. Small-cap stocks were heavily influenced by interest-rate moves, which swung widely in the last five months of the year, with rates falling sharply over the last two months. As interest rates declined late in the year, small caps raced ahead and significantly outperformed. Still, the significant volatility of small caps over the period made it difficult to keep pace as sentiment constantly shifted around interest rates and the prospects of a recession.
The Fund’s notable detractors during the period
Allspring
•
Our portion of the Fund underperformed the benchmark due to a combination of factors, including stock selection, historically an area of strength, where our portion of the Fund fell short for the year.
•
Within the health care sector, our portion of the Fund was slightly underweight, relative to the benchmark, which benefited as small-cap health care stocks struggled all year.
○
Our medical device holdings did not perform the way we expected. There were some strong performers but not enough to offset the underperformers.
○
Our portion of the Fund is generally underweight biotech stocks, a significant part of the Russell 2000 Growth Index, as many companies tend to be early stage business that are binary in nature. That worked for part of the year but held back the portfolio in the last quarter as many of those stocks had strong rallies on the basis of interest rates alone.
○
Overall, the health care sector was an underperforming area of the benchmark and our portion of the portfolio.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The information technology sector was an area of overweight in the portfolio, but small-cap tech stocks did not perform nearly as well as their large-cap counterparts. We continue to find plenty of higher growth stocks in technology, but this is one sector where we need the market to broaden out beyond the mega caps — a trend we started to see late in the year.
•
Industrials, now a top three sector in the benchmark, also saw some underperformance.
•
Among holdings, Calix, Inc., a provider of broadband access infrastructure to carriers primarily in rural markets, executed relatively well but the space was heavily out of favor with investors. Shares dropped 36% despite the company reporting solid numbers. We trimmed the position but remained invested as we believe investors are underappreciating the company’s growth opportunities in software and cloud.
•
Impinj, Inc., a provider of RFID devices and software, suffered from inventory destocking as consumers had over-ordered during the pandemic.
•
Shoals Technologies Group, Inc. was caught up in the downturn in the solar industry where the sharp moves in interest rates negatively impacted demand as project economics changed. Shoals is a market leader that we believe can withstand the downturn, but we trimmed the position.
Scout
•
Individual stock selection was the primary reason our portion of the Fund underperformed the benchmark during the year. We maintain a long-term focus on stock selection and will continue to hold positions despite near-term weakness if we believe our long-term thesis remains intact.
•
Favorable sector allocation only partially offset negative stock selection in our portion of the Fund. Additionally, because of our valuation sensitivity, we tend to perform better, relative to our growth benchmark and peers, when value is leading. In 2023, the Russell 2000 Growth Index outperformed the Russell 2000 Value index by 405 basis points. (A basis point is 1/100 of a percent.) We believe this also played a role in our underperformance.
•
The three weakest sectors in our portion of the Fund included the health care, industrials and information technology sectors.
•
Our portion of the Fund’s overweight in the health care sector hurt performance. Within health care, stock selection in biotechnology and health care providers and services disappointed.
•
Among holdings, Halozyme Therapeutics, Inc., a biopharma technology platform primarily focused on the use of its proprietary enzyme used for subcutaneous delivery of injected drugs, was pressured by concerns over patent protection and lower guidance.
•
Coherus BioSciences, Inc., a biopharmaceutical company focused on the research, development and commercialization of cancer treatments and commercialization of approved biosimilars, was pressured by continued execution issues. We no longer own the position in our portion of the Fund.
•
Forward Air Corp. is a less-than-truckload carrier specializing in expedited and high quality, premium service. The company’s announced acquisition of Omni Logistics was poorly received by the market, which weighed on the stock.
The Fund’s notable contributors during the period
Allspring
•
Relative to the benchmark, overweight positions, strong security selection and positive absolute returns in the consumer staples sector contributed to performance in our portion of the Fund.
•
An underweighting and asset allocation in the materials sector also contributed.
•
Among holdings, e.l.f. Beauty, SPS Commerce and CyberArk Software contributed the most to performance.
6
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
Maker of affordable beauty products, e.l.f. Beauty, Inc., experienced strong growth, thanks in part to vastly improved shelf space at major outlets including Walmart, Target and, increasingly, Ulta Beauty. The company’s focus on quality products at accessible prices, makes it well positioned as a trade-down beneficiary for consumers pinched by inflation.
○
SPS Commerce, Inc. is a provider of cloud-based supply chain management solutions, including network-proven fulfillment, sourcing and item assortment management solutions, along with retail performance analytics. During the period, shares rallied after reporting strong quarters that consistently exceeded revenue and earnings estimates.
○
CyberArk Software Ltd. is a provider of privileged access security software (PAS) that helps businesses protect privileged accounts, credentials and secrets from attackers. Its core solutions isolate and monitor sessions and detect and respond to privileged threats. The PAS market is one of the fastest growing security segments.
Scout
•
Our portion of the Fund benefited from positioning in the consumer discretionary, materials and utilities sectors. Relative to the benchmark, our portion of the portfolio was overweight in the consumer discretionary sector, underweight in the materials sector and had no weighting in the utilities sector.
•
Security selection in the consumer discretionary and materials sectors was positive.
•
Among holdings, Installed Building Products, Kratos Defense & Security Solutions, Inc., and Qualys were the strongest performers.
•
Installed Building Products, Inc., an installer of insulation products in residential and commercial construction projects, benefited from steady operations and margin improvement, despite a mixed demand environment.
•
Kratos Defense & Security Solutions, Inc., a provider of low-cost tactical drones as well as defense systems and sub-systems to military customers, saw an improvement in organic revenue growth and continued to see good progress in its drone and other defense programs.
•
Qualys, Inc. provides cloud-based security and compliance solutions, an approach that allows the company to grow its offering with an expanding total addressable market.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs.  Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	987.10	1,020.69	4.21	4.28	0.85
Class 2	1,000.00	1,000.00	986.00	1,019.45	5.45	5.54	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 1.2%
Entertainment 0.1%
Madison Square Garden Entertainment Corp.(a)	16,700	530,893
Interactive Media & Services 0.6%
Ziff Davis, Inc.(a)	52,056	3,497,642
Media 0.5%
Magnite, Inc.(a)	246,257	2,300,041
Thryv Holdings, Inc.(a)	25,218	513,186
Total		2,813,227
Total Communication Services		6,841,762
Consumer Discretionary 11.8%
Automobile Components 1.9%
Fox Factory Holding Corp.(a)	5,706	385,041
Modine Manufacturing Co.(a)	23,200	1,385,040
Patrick Industries, Inc.	55,988	5,618,396
Stoneridge, Inc.(a)	130,394	2,551,811
Visteon Corp.(a)	5,698	711,680
Total		10,651,968
Automobiles 0.9%
Thor Industries, Inc.	39,685	4,692,751
Diversified Consumer Services 2.7%
Bright Horizons Family Solutions, Inc.(a)	45,085	4,248,810
Duolingo, Inc.(a)	17,200	3,901,820
OneSpaWorld Holdings Ltd.(a)	360,004	5,076,057
Rover Group, Inc.(a)	86,600	942,208
Udemy, Inc.(a)	57,800	851,394
Total		15,020,289
Hotels, Restaurants & Leisure 2.0%
Cheesecake Factory, Inc. (The)	84,441	2,956,279
Dutch Bros, Inc., Class A(a)	48,700	1,542,329
First Watch Restaurant Group, Inc.(a)	134,176	2,696,938
Hilton Grand Vacations, Inc.(a)	12,401	498,272
Lindblad Expeditions Holdings, Inc.(a)	161,385	1,818,809
Wingstop, Inc.	6,769	1,736,790
Total		11,249,417
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 2.5%
Installed Building Products, Inc.	47,220	8,632,760
LGI Homes, Inc.(a)	36,900	4,913,604
Total		13,546,364
Specialty Retail 1.0%
American Eagle Outfitters, Inc.	36,200	765,992
Boot Barn Holdings, Inc.(a)	58,828	4,515,637
Total		5,281,629
Textiles, Apparel & Luxury Goods 0.8%
G-III Apparel Group Ltd.(a)	128,573	4,368,911
Total Consumer Discretionary		64,811,329
Consumer Staples 5.0%
Beverages 1.4%
Celsius Holdings, Inc.(a)	24,790	1,351,551
MGP Ingredients, Inc.	50,416	4,966,984
Vita Coco Co., Inc. (The)(a)	46,500	1,192,725
Total		7,511,260
Consumer Staples Distribution & Retail 0.8%
The Chefs’ Warehouse(a)	153,877	4,528,600
Food Products 0.5%
Freshpet, Inc.(a)	25,200	2,186,352
Simply Good Foods Co. (The)(a)	13,151	520,780
Total		2,707,132
Personal Care Products 2.3%
BellRing Brands, Inc.(a)	107,700	5,969,811
elf Beauty, Inc.(a)	45,529	6,571,656
Total		12,541,467
Total Consumer Staples		27,288,459
Energy 2.0%
Energy Equipment & Services 0.6%
Core Laboratories, Inc.	146,733	2,591,305
Helmerich & Payne, Inc.	30,100	1,090,222
Total		3,681,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.4%
Excelerate Energy, Inc., Class A	130,626	2,019,478
Kimbell Royalty Partners LP	163,520	2,460,976
Matador Resources Co.	26,300	1,495,418
Viper Energy, Inc.	52,000	1,631,760
Total		7,607,632
Total Energy		11,289,159
Financials 6.3%
Banks 1.4%
Axos Financial, Inc.(a)	76,435	4,173,351
Hilltop Holdings, Inc.	100,827	3,550,119
Total		7,723,470
Capital Markets 1.9%
Cohen & Steers, Inc.	73,775	5,586,981
PJT Partners, Inc.	49,960	5,089,425
Total		10,676,406
Financial Services 0.7%
Flywire Corp.(a)	22,717	525,899
I3 Verticals, Inc.(a)	165,891	3,511,912
Total		4,037,811
Insurance 2.3%
Goosehead Insurance, Inc., Class A(a)	52,271	3,962,142
Kinsale Capital Group, Inc.	14,069	4,711,849
Skyward Specialty Insurance Group, Inc.(a)	108,263	3,667,950
Total		12,341,941
Total Financials		34,779,628
Health Care 19.6%
Biotechnology 4.6%
Apellis Pharmaceuticals, Inc.(a)	16,126	965,302
Halozyme Therapeutics, Inc.(a)	136,431	5,042,490
Immunocore Holdings PLC, ADR(a)	23,630	1,614,401
Immunovant, Inc.(a)	11,900	501,347
Insmed, Inc.(a)	152,791	4,734,993
Krystal Biotech, Inc.(a)	15,814	1,961,885
Vaxcyte, Inc.(a)	6,300	395,640
Vericel Corp.(a)	280,357	9,983,513
Total		25,199,571
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.1%
Axonics, Inc.(a)	48,985	3,048,337
Glaukos Corp.(a)	20,300	1,613,647
ICU Medical, Inc.(a)	23,203	2,314,267
Inari Medical, Inc.(a)	25,413	1,649,812
Integer Holdings Corp.(a)	52,504	5,202,096
Lantheus Holdings, Inc.(a)	54,424	3,374,288
LeMaitre Vascular, Inc.	94,010	5,336,008
PROCEPT BioRobotics Corp.(a)	45,146	1,892,069
RxSight, Inc.(a)	52,025	2,097,648
Shockwave Medical, Inc.(a)	9,060	1,726,474
SI-BONE, Inc.(a)	129,072	2,709,221
TransMedics Group, Inc.(a)	106,783	8,428,382
Total		39,392,249
Health Care Providers & Services 4.1%
AMN Healthcare Services, Inc.(a)	58,459	4,377,410
Ensign Group, Inc. (The)	11,200	1,256,752
HealthEquity, Inc.(a)	131,020	8,686,626
ModivCare, Inc.(a)	29,790	1,310,462
RadNet, Inc.(a)	116,277	4,042,951
U.S. Physical Therapy, Inc.	33,039	3,077,253
Total		22,751,454
Health Care Technology 0.6%
Certara, Inc.(a)	192,146	3,379,848
Life Sciences Tools & Services 1.5%
Medpace Holdings, Inc.(a)	26,138	8,012,081
Pharmaceuticals 1.7%
Cymabay Therapeutics, Inc.(a)	22,300	526,726
Ligand Pharmaceuticals, Inc.(a)	7,300	521,366
Pacira Pharmaceuticals, Inc.(a)	76,280	2,573,687
Structure Therapeutics, Inc., ADR(a)	13,200	538,032
Supernus Pharmaceuticals, Inc.(a)	147,112	4,257,422
Tarsus Pharmaceuticals, Inc.(a)	51,100	1,034,775
Total		9,452,008
Total Health Care		108,187,211
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 19.9%
Aerospace & Defense 1.8%
Aerovironment, Inc.(a)	5,600	705,824
Hexcel Corp.	34,513	2,545,334
Kratos Defense & Security Solutions, Inc.(a)	326,480	6,624,279
Total		9,875,437
Air Freight & Logistics 0.6%
Forward Air Corp.	49,360	3,103,263
Building Products 1.2%
AZEK Co., Inc. (The)(a)	59,307	2,268,493
Zurn Elkay Water Solutions Corp.	139,410	4,100,048
Total		6,368,541
Commercial Services & Supplies 2.0%
Aris Water Solutions, Inc.	296,084	2,484,145
Casella Waste Systems, Inc., Class A(a)	77,961	6,662,547
Cimpress PLC(a)	23,426	1,875,251
Total		11,021,943
Construction & Engineering 2.2%
Comfort Systems U.S.A., Inc.	21,400	4,401,338
Construction Partners, Inc., Class A(a)	48,625	2,116,160
Dycom Industries, Inc.(a)	51,084	5,879,258
Total		12,396,756
Electrical Equipment 1.0%
NEXTracker, Inc., Class A(a)	18,800	880,780
Shoals Technologies Group, Inc., Class A(a)	89,438	1,389,866
Vicor Corp.(a)	75,157	3,377,556
Total		5,648,202
Ground Transportation 1.2%
ArcBest Corp.	27,799	3,341,718
Marten Transport Ltd.	105,209	2,207,285
Saia, Inc.(a)	1,859	814,651
Total		6,363,654
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.6%
Albany International Corp., Class A	50,734	4,983,093
Chart Industries, Inc.(a)	38,097	5,193,764
ESCO Technologies, Inc.	13,600	1,591,608
SPX Technologies, Inc.(a)	78,186	7,897,568
Total		19,666,033
Professional Services 2.4%
ASGN, Inc.(a)	26,585	2,556,679
Insperity, Inc.	57,912	6,788,445
Paycor HCM, Inc.(a)	107,701	2,325,265
TTEC Holdings, Inc.	80,436	1,743,048
Total		13,413,437
Trading Companies & Distributors 3.9%
Applied Industrial Technologies, Inc.	79,941	13,805,011
Global Industrial Co.	111,127	4,316,173
SiteOne Landscape Supply, Inc.(a)	21,353	3,469,862
Total		21,591,046
Total Industrials		109,448,312
Information Technology 29.9%
Communications Equipment 0.6%
Calix, Inc.(a)	65,033	2,841,292
Extreme Networks, Inc.(a)	17,535	309,317
Total		3,150,609
Electronic Equipment, Instruments & Components 5.8%
Advanced Energy Industries, Inc.	42,973	4,680,619
Coherent Corp.(a)	89,749	3,906,774
ePlus, Inc.(a)	76,940	6,142,890
Fabrinet(a)	51,601	9,821,218
Novanta, Inc.(a)	18,878	3,179,244
Plexus Corp.(a)	40,619	4,392,133
Total		32,122,878
IT Services 1.2%
Globant SA(a)	10,100	2,403,598
Wix.com Ltd.(a)	33,800	4,158,076
Total		6,561,674
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.9%
ACM Research, Inc., Class A(a)	120,300	2,350,662
Allegro MicroSystems, Inc.(a)	83,059	2,514,196
Ambarella, Inc.(a)	57,221	3,507,075
Credo Technology Group Holding Ltd.(a)	347,783	6,771,335
Diodes, Inc.(a)	49,997	4,025,758
Impinj, Inc.(a)	49,215	4,430,827
Onto Innovation, Inc.(a)	10,500	1,605,450
PDF Solutions, Inc.(a)	18,659	599,700
Power Integrations, Inc.	49,129	4,033,982
Silicon Laboratories, Inc.(a)	15,299	2,023,599
SiTime Corp.(a)	28,863	3,523,595
Ultra Clean Holdings, Inc.(a)	84,300	2,878,002
Total		38,264,181
Software 15.4%
Appfolio, Inc., Class A(a)	5,600	970,144
BILL Holdings, Inc.(a)	14,000	1,142,260
Box, Inc., Class A(a)	181,769	4,655,104
Braze, Inc., Class A(a)	84,172	4,472,058
Clearwater Analytics Holdings, Inc., Class A(a)	190,758	3,820,883
CyberArk Software Ltd.(a)	36,813	8,063,888
Descartes Systems Group, Inc. (The)(a)	91,905	7,725,534
DoubleVerify Holdings, Inc.(a)	48,200	1,772,796
EngageSmart, Inc.(a)	45,486	1,041,629
Envestnet, Inc.(a)	52,586	2,604,059
Five9, Inc.(a)	78,432	6,171,814
Intapp, Inc.(a)	79,142	3,008,979
JFrog Ltd.(a)	135,471	4,688,651
Pagerduty, Inc.(a)	121,806	2,819,809
PowerSchool Holdings, Inc., Class A(a)	111,751	2,632,853
PROS Holdings, Inc.(a)	19,700	764,163
Qualys, Inc.(a)	32,903	6,458,201
Common Stocks (continued)
Issuer	Shares	Value ($)
Sprout Social, Inc., Class A(a)	73,811	4,534,948
SPS Commerce, Inc.(a)	42,500	8,238,200
Varonis Systems, Inc.(a)	80,400	3,640,512
Verint Systems, Inc.(a)	84,221	2,276,494
Workiva, Inc., Class A(a)	33,600	3,411,408
Total		84,914,387
Total Information Technology		165,013,729
Materials 2.6%
Chemicals 1.0%
Balchem Corp.	37,942	5,643,872
Metals & Mining 1.6%
ATI, Inc.(a)	77,505	3,524,152
Materion Corp.	38,688	5,034,470
Total		8,558,622
Total Materials		14,202,494
Real Estate 1.2%
Health Care REITs 0.8%
CareTrust REIT, Inc.	195,552	4,376,454
Residential REITs 0.4%
UMH Properties, Inc.	138,733	2,125,389
Total Real Estate		6,501,843
Total Common Stocks (Cost $474,008,691)		548,363,926

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	3,045,788	3,045,179
Total Money Market Funds (Cost $3,045,070)		3,045,179
Total Investments in Securities (Cost: $477,053,761)		551,409,105
Other Assets & Liabilities, Net		(101,882)
Net Assets		551,307,223
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	7,127,593	118,433,707	(122,515,657)	(464)	3,045,179	(2,343)	367,418	3,045,788
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	6,841,762	—	—	6,841,762
Consumer Discretionary	64,811,329	—	—	64,811,329
Consumer Staples	27,288,459	—	—	27,288,459
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	11,289,159	—	—	11,289,159
Financials	34,779,628	—	—	34,779,628
Health Care	108,187,211	—	—	108,187,211
Industrials	109,448,312	—	—	109,448,312
Information Technology	165,013,729	—	—	165,013,729
Materials	14,202,494	—	—	14,202,494
Real Estate	6,501,843	—	—	6,501,843
Total Common Stocks	548,363,926	—	—	548,363,926
Money Market Funds	3,045,179	—	—	3,045,179
Total Investments in Securities	551,409,105	—	—	551,409,105
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $474,008,691)	$548,363,926
Affiliated issuers (cost $3,045,070)	3,045,179
Receivable for:
Investments sold	437,539
Dividends	161,398
Expense reimbursement due from Investment Manager	640
Prepaid expenses	8,533
Total assets	552,017,215
Liabilities
Payable for:
Investments purchased	235,305
Capital shares redeemed	357,048
Management services fees	13,252
Distribution and/or service fees	128
Service fees	860
Compensation of chief compliance officer	96
Compensation of board members	1,167
Other expenses	21,128
Deferred compensation of board members	81,008
Total liabilities	709,992
Net assets applicable to outstanding capital stock	$551,307,223
Represented by
Trust capital	$551,307,223
Total - representing net assets applicable to outstanding capital stock	$551,307,223
Class 1
Net assets	$532,900,535
Shares outstanding	18,347,898
Net asset value per share	$29.04
Class 2
Net assets	$18,406,688
Shares outstanding	655,811
Net asset value per share	$28.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
15

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$2,508,797
Dividends — affiliated issuers	367,418
Foreign taxes withheld	(237)
Total income	2,875,978
Expenses:
Management services fees	4,771,431
Distribution and/or service fees
Class 2	42,338
Service fees	10,643
Custodian fees	22,602
Printing and postage fees	9,701
Accounting services fees	30,090
Legal fees	19,007
Compensation of chief compliance officer	96
Compensation of board members	17,739
Deferred compensation of board members	10,470
Other	16,410
Total expenses	4,950,527
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(219,018)
Total net expenses	4,731,509
Net investment loss	(1,855,531)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(33,194,981)
Investments — affiliated issuers	(2,343)
Net realized loss	(33,197,324)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	75,151,358
Investments — affiliated issuers	(464)
Net change in unrealized appreciation (depreciation)	75,150,894
Net realized and unrealized gain	41,953,570
Net increase in net assets resulting from operations	$40,098,039
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment loss	$(1,855,531)	$(2,604,872)
Net realized loss	(33,197,324)	(44,176,879)
Net change in unrealized appreciation (depreciation)	75,150,894	(164,731,155)
Net increase (decrease) in net assets resulting from operations	40,098,039	(211,512,906)
Increase (decrease) in net assets from capital stock activity	(49,000,207)	39,980,602
Total decrease in net assets	(8,902,168)	(171,532,304)
Net assets at beginning of year	560,209,391	731,741,695
Net assets at end of year	$551,307,223	$560,209,391

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	162,211	4,437,704	1,762,453	47,637,402
Shares redeemed	(1,884,540)	(54,250,439)	(372,704)	(10,819,341)
Net increase (decrease)	(1,722,329)	(49,812,735)	1,389,749	36,818,061
Class 2
Shares sold	85,824	2,315,029	148,910	4,378,680
Shares redeemed	(56,092)	(1,502,501)	(42,994)	(1,216,139)
Net increase	29,732	812,528	105,916	3,162,541
Total net increase (decrease)	(1,692,597)	(49,000,207)	1,495,665	39,980,602
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$27.09	(0.09)	2.04	1.95
Year Ended 12/31/2022	$38.14	(0.13)	(10.92)	(11.05)
Year Ended 12/31/2021	$35.22	(0.24)	3.16	2.92
Year Ended 12/31/2020	$25.38	(0.14)	9.98	9.84
Year Ended 12/31/2019	$20.93	(0.09)	4.54	4.45
Class 2
Year Ended 12/31/2023	$26.25	(0.15)	1.97	1.82
Year Ended 12/31/2022	$37.04	(0.19)	(10.60)	(10.79)
Year Ended 12/31/2021	$34.29	(0.32)	3.07	2.75
Year Ended 12/31/2020	$24.77	(0.20)	9.72	9.52
Year Ended 12/31/2019	$20.48	(0.14)	4.43	4.29

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$29.04	7.20%	0.89%	0.85%	(0.33% )	49%	$532,901
Year Ended 12/31/2022	$27.09	(28.97% )	0.88%	0.86%	(0.44% )	39%	$543,776
Year Ended 12/31/2021	$38.14	8.29%	0.87% (c)	0.87% (c)	(0.61% )	48%	$712,475
Year Ended 12/31/2020	$35.22	38.77%	0.88%	0.87%	(0.52% )	63%	$807,783
Year Ended 12/31/2019	$25.38	21.26%	0.88%	0.87%	(0.38% )	90%	$574,507
Class 2
Year Ended 12/31/2023	$28.07	6.93%	1.14%	1.10%	(0.58% )	49%	$18,407
Year Ended 12/31/2022	$26.25	(29.13% )	1.13%	1.11%	(0.68% )	39%	$16,433
Year Ended 12/31/2021	$37.04	8.02%	1.12% (c)	1.12% (c)	(0.85% )	48%	$19,267
Year Ended 12/31/2020	$34.29	38.43%	1.13%	1.12%	(0.77% )	63%	$15,870
Year Ended 12/31/2019	$24.77	20.95%	1.13%	1.12%	(0.62% )	90%	$11,277
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners Small Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.86% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and Scout Investments, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
22
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.85%
Class 2	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $271,033,718 and $317,265,681, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $1,540 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
24
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
26
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Small Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
27

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

28
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
30
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

32
Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Partners Small Cap Growth Fund  | Annual Report 2023
33

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Variable Portfolio – Partners Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7057_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Balanced Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Balanced Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks maximum total investment return through a combination of capital growth and current income.

Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 2011
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2011

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	21.40	10.98	8.09
Class 2*	06/25/14	21.10	10.71	7.83
Class 3	04/30/86	21.23	10.83	7.94
Blended Benchmark		17.67	9.98	8.09
S&P 500 Index		26.29	15.69	12.03
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	5.7
Commercial Mortgage-Backed Securities - Non-Agency	3.5
Common Stocks	53.4
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	6.6
Exchange-Traded Equity Funds	1.6
Foreign Government Obligations	0.0 (a)
Money Market Funds	9.3
Residential Mortgage-Backed Securities - Agency	11.7
Residential Mortgage-Backed Securities - Non-Agency	7.9
Senior Loans	0.0 (a)
U.S. Treasury Obligations	0.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 3 shares of Columbia Variable Portfolio – Balanced Fund returned 21.23%. The Fund’s Blended Benchmark returned 17.67% for the same time period. The Fund’s equity benchmark, the S&P 500 Index, returned 26.29% and the Fund’s fixed-income benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the 12-month period.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the global financial crisis in 2008 and the dot-com meltdown in 2002. Trajectory throughout the period was neither smooth nor steady, however. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high due to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve, long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington, D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited U.S. Federal Reserve (Fed) pivot was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply.
U.S. Treasury yields spiked in October, as rising oil prices led to concerns that the Fed would feel compelled to keep rates “higher for longer” to tame inflation. However, the broad bond market rallied over the final two months of 2023, with gains driven by a shift in expectations amid signs of cooling inflation and the possibility of Fed rate cuts beginning in early 2024. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns broadly were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment.
Credit-related sectors produced positive absolute returns and positive excess returns relative to U.S. Treasuries during the period. On an excess returns basis, high-yield corporates performed the best, followed by investment-grade corporates. Asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) outperformed U.S. Treasuries but did not keep up with the corporate bond market. Within the short-term investment-grade corporate market, lower rated securities generated higher positive excess returns and outperformed higher quality securities. The trend remained in the longer term investment-grade corporate market, with lower rated securities consistently outperforming higher quality securities, despite both generating excess returns with all ratings buckets being positive. High-yield corporates outperformed investment-grade corporates for the year.
The Fund’s notable contributors during the period
In the equity segment
•
Stock selection drove the Fund’s strong absolute performance during the period and outperformance of its benchmark, most notably in the information technology, industrials and health care sectors.
•
Sector allocations also contributed, with the Fund’s overweight to the communication services and underweights to the real estate and utilities sectors aiding relative results.
•
Securities that benefited Fund performance most during the period included ride-sharing and food delivery service Uber Technologies, Inc., semiconductor company NVIDIA Corp., Facebook parent Meta Platforms, Inc., and industrial conglomerate General Electric Co.
In the fixed-income segment
•
Non-agency MBS and ABS holdings were additive to relative performance during the period.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
We slightly increased our allocation to agency MBS during the period, which benefited relative performance as they generated positive excess returns versus U.S. Treasuries.
•
Investment-grade corporates outperformed U.S. Treasuries in 2023. We had less exposure to the sector than the benchmark, which was negative for relative performance on a sector allocation basis but was counteracted by positive returns produced by our security selection in the sector.
•
Yield curve positioning contributed positively to relative performance. As the Fed’s hiking campaign progressed, we believed the chances of recession were increasing. We decreased the Fund’s exposure to the front end and back end of the yield curve and added to maturities within 2–8-year range of the curve. Compared to December 31, 2022, the 2-year Treasury yield decreased 18 bps from 4.41% to 4.23% while the 10-year Treasury yield remained the same at 3.88%.
The Fund’s notable detractors during the period
In the equity segment
•
Stock selection within the materials, real estate and communication services sector dampened Fund results versus the benchmark.
•
The Fund’s underweight in the consumer discretionary sector and health care sectors also detracted from relative results during the period.
•
Individual holdings that weighed most on performance relative to the benchmark during the period included aerospace and defense company RTX Corp., energy giant Chevron Corp., health insurance provider Elevance Health, Inc. and electric utility American Electric Power Co., Inc.
In the fixed-income segment
•
Relative to the Bloomberg U.S. Aggregate Bond Index, the Fund was underweight in investment-grade corporate bonds, which was the best performing investment-grade sector on an excess return and total return basis during the period. The underweight position detracted from the Fund’s relative results.
•
The Fund would have benefited from a larger allocation to the high-yield sector, which outperformed investment grade on an excess return and total return basis during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,073.70	1,021.24	3.83	3.73	0.74
Class 2	1,000.00	1,000.00	1,072.30	1,020.00	5.11	4.99	0.99
Class 3	1,000.00	1,000.00	1,073.00	1,020.59	4.50	4.38	0.87
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 6.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Series 2023-3PL Class A
08/19/2030	6.600%	677,225	677,127
ACHV ABS TRUST(a)
Subordinated Series 2023-3PL Class B
08/19/2030	7.170%	400,000	401,697
Affirm Asset Securitization Trust(a)
Series 2022-A Class 1A
05/17/2027	4.300%	675,000	664,654
Series 2023-B Class A
09/15/2028	6.820%	1,375,000	1,397,741
Series 2023-X1 Class A
11/15/2028	7.110%	1,000,000	1,002,846
Subordinated Series 2023-B Class 1C
09/15/2028	7.810%	300,000	305,341
ALM Ltd.(a),(b)
Series 2022-20A Class A2
3-month Term SOFR + 2.000% Floor 2.000% 07/15/2037	7.394%	1,300,000	1,300,068
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	149,723	149,563
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	35,159	35,104
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	600,000	577,878
Subordinated Series 2022-2 Class C
06/13/2028	4.410%	576,816	573,563
Subordinated Series 2023-3 Class C
10/12/2029	6.440%	1,625,000	1,642,107
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month Term SOFR + 1.912% Floor 1.650% 04/17/2034	7.314%	1,925,000	1,919,529
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month Term SOFR + 1.412% Floor 1.150% 01/20/2031	6.827%	900,000	892,060
Aqua Finance Trust(a)
Series 2021-A Class A
07/17/2046	1.540%	428,236	379,442
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month Term SOFR + 1.712% Floor 1.450% 04/15/2030	7.106%	550,000	547,201
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	325,000	312,814
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2021-1A Class A
08/20/2027	1.380%	4,000,000	3,637,930
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-7A Class B
3-month Term SOFR + 1.912% Floor 1.650% 01/22/2035	7.324%	2,425,000	2,413,219
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A1
3-month Term SOFR + 1.262% 04/20/2031	6.677%	465,532	465,180
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month Term SOFR + 1.962% Floor 1.700% 10/15/2030	7.356%	3,450,000	3,449,883
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month Term SOFR + 1.262% Floor 1.000% 04/20/2034	6.677%	1,025,000	1,020,144
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month Term SOFR + 1.402% Floor 1.140% 01/20/2031	6.817%	2,042,537	2,042,637
Carlyle CLO Ltd.(a),(b)
Series C17A Class CR
3-month Term SOFR + 3.062% Floor 2.800% 04/30/2031	8.452%	500,000	485,033
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	275,000	257,986
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	1,273,597	1,203,496
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	447,580	442,373
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	3,410,000	3,231,504
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month Term SOFR + 1.282% 04/15/2031	6.676%	1,256,374	1,255,309
Dryden Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month Term SOFR + 1.812% Floor 1.550% 07/15/2030	7.206%	950,000	947,590
DT Auto Owner Trust(a)
Series 2020-2A Class D
03/16/2026	4.730%	500,000	497,636
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	692,569	684,705
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	975,000	939,642
Ent Auto Receivables Trust(a)
Series 2023-1A Class A2
08/16/2027	6.220%	1,375,000	1,379,694
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	382,922	379,016
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	430,100	424,210
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	166,220	165,449
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	342,029	337,838
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	1,225,000	1,184,842
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	3,960,000	3,691,977
Ford Credit Auto Owner Trust(a)
Series 2021-2 Class A
05/15/2034	1.530%	2,500,000	2,269,826
Series 2022-1 Class A
11/15/2034	3.880%	3,500,000	3,378,796
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	54,850	54,389
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	800,000	779,060
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	22,858	22,742
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FREED ABS Trust(a)
Subordinated Series 2022-3FP Class B
08/20/2029	5.790%	194,367	194,202
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	276,380	275,228
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month Term SOFR + 1.362% Floor 1.100% 07/20/2034	6.777%	1,425,000	1,424,429
Hertz Vehicle Financing LLC(a)
Series 2021-1A Class A
12/26/2025	1.210%	1,575,000	1,520,239
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	121,717	118,273
Series 2019-AA Class A
07/25/2033	2.340%	288,813	272,724
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2020-REV1 Class B
10/15/2028	4.494%	1,100,328	1,094,147
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	63,563	62,863
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month Term SOFR + 1.412% Floor 1.150% 04/19/2033	6.808%	475,000	475,000
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	7.194%	3,600,000	3,574,202
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month Term SOFR + 1.362% Floor 1.100% 10/15/2031	6.756%	2,150,000	2,150,183
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month Term SOFR + 2.112% Floor 1.650% 10/20/2030	7.527%	3,525,000	3,517,879
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class AR
3-month Term SOFR + 1.412% Floor 1.150% 10/22/2036	6.824%	1,375,000	1,374,724
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-8A Class A
3-month Term SOFR + 1.452% Floor 1.190% 01/18/2034	6.847%	650,000	650,010
OneMain Financial Issuance Trust(a)
Series 2023-2A Class A1
09/15/2036	5.840%	3,625,000	3,698,892
Pagaya AI Debt Selection Trust(a)
Series 2021-5 Class A
08/15/2029	1.530%	192,097	191,233
Series 2021-HG1 Class A
01/16/2029	1.220%	427,969	417,000
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	1,998,468	1,970,112
Series 2022-2 Class A
01/15/2030	4.970%	129,169	128,326
Series 2023-1 Class A
07/15/2030	7.556%	1,305,545	1,311,657
Series 2023-5 Class A
04/15/2031	7.179%	1,598,531	1,604,049
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	674,911	648,388
Pagaya AI Debt Trust(a),(c)
Subordinated Series 2023-7 Class AB
07/15/2031	0.000%	1,325,000	1,329,600
Prosper Marketplace Issuance Trust(a)
Series 2023-1A Class A
07/16/2029	7.060%	414,942	416,829
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month Term SOFR + 0.712% Floor 1.450% 10/15/2030	6.106%	1,900,000	1,889,926
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	530,283	482,424
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	200,000	188,587
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	175,000	163,628
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	352,762	348,385
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	532,544	529,892
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-1A Class C
08/21/2028	2.600%	800,000	771,545
Theorem Funding Trust(a)
Series 2023-1A Class A
04/15/2029	7.580%	395,264	398,503
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	361,573	358,867
Upstart Pass-Through Trust(a)
Series 2021-ST10 Class A
01/20/2030	2.250%	1,001,197	975,534
Series 2021-ST2 Class A
04/20/2027	2.500%	63,769	61,798
Series 2021-ST7 Class A
09/20/2029	1.850%	68,821	68,456
Series 2021-ST9 Class A
11/20/2029	1.700%	96,502	94,534
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	88,171	87,981
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	125,642	124,944
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	276,881	273,227
Upstart Structured Pass-Through Trust(a)
Series 2022-1A Class A
04/15/2030	3.400%	615,612	604,824
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	134,177	131,239
Westlake Automobile Receivables Trust(a)
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	2,005,000	1,941,041
Total Asset-Backed Securities — Non-Agency (Cost $88,349,661)			87,736,365

Commercial Mortgage-Backed Securities - Non-Agency 3.9%

AMSR Trust(a)
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	500,000	470,002
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month Term SOFR + 1.497% Floor 1.450% 05/15/2035	6.859%	2,625,000	2,568,204
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class C
1-month Term SOFR + 1.614% Floor 1.500% 10/15/2037	6.976%	559,490	547,982
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	1,325,000	1,237,072
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month Term SOFR + 1.547% Floor 1.250% 07/15/2035	6.727%	2,375,000	2,353,199
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class C
1-month Term SOFR + 1.364% Floor 1.250% 10/15/2036	6.726%	977,500	972,001
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month Term SOFR + 1.412% Floor 1.298% 10/15/2036	6.775%	2,175,000	2,063,581
BX Trust(a)
Series 2023-LIFE Class A
02/15/2028	5.045%	1,175,000	1,143,445
BX Trust(a),(b)
Subordinated Series 2019-ATL Class C
1-month Term SOFR + 1.701% Floor 1.587% 10/15/2036	7.063%	699,000	677,154
Subordinated Series 2019-ATL Class D
1-month Term SOFR + 2.001% Floor 1.887% 10/15/2036	7.363%	622,000	588,565
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class D
02/10/2037	3.633%	475,000	445,276
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	525,000	424,691
CSAIL Commercial Mortgage Trust
Series 2015-C4 Class A4
11/15/2048	3.808%	2,010,000	1,942,639
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month Term SOFR + 2.964% Floor 2.850% 07/15/2038	8.326%	280,032	274,780
Series 2021-ESH Class F
1-month Term SOFR + 3.814% Floor 3.700% 07/15/2038	9.176%	280,032	272,058
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	675,000	629,181
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	2,975,000	2,745,054
GS Mortgage Securities Corp. II(a),(c)
Series 2023-SHIP Class A
09/10/2038	4.322%	1,125,000	1,091,532
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	625,000	556,605
GS Mortgage Securities Corp. Trust(a),(b)
Subordinated CMO Series 2021-IP Class D
1-month Term SOFR + 2.214% Floor 2.100% 10/15/2036	7.576%	825,000	752,317
Home Partners of America Trust(a)
Subordinated Series 2019-2 Class D
10/19/2039	3.121%	1,036,449	912,788
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	6,254,555	5,659,706
ILPT Commercial Mortgage Trust(a),(b)
Series 2022-LPF2 Class A
1-month Term SOFR + 2.245% Floor 2.245% 10/15/2039	7.607%	2,200,000	2,187,876
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class B
01/05/2040	2.077%	600,000	452,808
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	250,000	183,657
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month Term SOFR + 1.514% Floor 1.400% 03/15/2038	6.876%	688,079	662,132
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 Class A3
05/15/2049	3.058%	921,124	888,399
Series 2017-C34 Class A3
11/15/2052	3.276%	2,250,000	2,105,769
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,175,000	990,484
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month Term SOFR + 2.314% Floor 2.200% 01/15/2036	7.676%	1,100,000	917,756
Subordinated Series 2020-1NYP Class D
1-month Term SOFR + 2.864% Floor 2.750% 01/15/2036	8.226%	425,000	324,803
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2019-SFR3 Class C
09/17/2036	2.721%	750,000	730,424
Series 2019-SFR3 Class D
09/17/2036	2.871%	1,125,000	1,095,205
Series 2019-SFR4 Class C
10/17/2036	3.036%	2,850,000	2,774,437
Series 2020-SFR1 Class C
04/17/2037	2.183%	325,000	309,021
Series 2020-SFR1 Class D
04/17/2037	2.383%	675,000	641,820
Subordinated Series 2020-SFR2 Class C
06/17/2037	3.077%	100,000	95,572
Subordinated Series 2020-SFR2 Class D
06/17/2037	3.874%	125,000	120,551
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	1,830,000	1,626,999
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month Term SOFR + 3.014% Floor 2.900% 05/15/2038	8.376%	475,000	372,843
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	6.912%	3,325,000	3,222,800
STAR Trust(a),(b)
Subordinated Series 2022-SFR3 Class B
1-month Term SOFR + 1.950% Floor 1.950% 05/17/2024	7.312%	1,900,000	1,888,295
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	650,000	593,710
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	1,075,000	940,432
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	1,043,953	1,022,366
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class A
1-month Term SOFR + 1.314% Floor 1.200% 05/15/2031	6.676%	750,000	728,709
Series 2021-FCMT Class D
1-month Term SOFR + 3.614% Floor 3.500% 05/15/2031	8.976%	625,000	572,678
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WFRBS Commercial Mortgage Trust
Series 2014-C22 Class A5
09/15/2057	3.752%	425,000	414,959
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $58,152,052)			54,192,337

Common Stocks 59.8%
Issuer	Shares	Value ($)
Communication Services 7.7%
Entertainment 1.0%
Endeavor Group Holdings, Inc., Class A	249,416	5,918,642
Take-Two Interactive Software, Inc.(d)	45,349	7,298,921
Total		13,217,563
Interactive Media & Services 5.4%
Alphabet, Inc., Class A(d)	124,141	17,341,256
Alphabet, Inc., Class C(d)	106,792	15,050,197
Match Group, Inc.(d)	174,632	6,374,068
Meta Platforms, Inc., Class A(d)	65,940	23,340,122
Pinterest, Inc., Class A(d)	202,392	7,496,600
ZoomInfo Technologies, Inc.(d)	305,956	5,657,126
Total		75,259,369
Media 0.6%
Comcast Corp., Class A	188,268	8,255,552
Wireless Telecommunication Services 0.7%
T-Mobile US, Inc.	57,041	9,145,384
Total Communication Services		105,877,868
Consumer Discretionary 4.6%
Automobiles 0.4%
Tesla, Inc.(d)	21,625	5,373,380
Broadline Retail 2.6%
Amazon.com, Inc.(d)	231,744	35,211,183
Hotels, Restaurants & Leisure 0.5%
Las Vegas Sands Corp.	128,373	6,317,236
McDonald’s Corp.	2,810	833,193
Total		7,150,429
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc., Class B	78,108	8,480,185
Tapestry, Inc.	183,191	6,743,261
Total		15,223,446
Total Consumer Discretionary		62,958,438
Consumer Staples 3.1%
Consumer Staples Distribution & Retail 1.6%
Dollar Tree, Inc.(d)	34,014	4,831,689
Sysco Corp.	92,778	6,784,855
Walmart, Inc.	67,389	10,623,876
Total		22,240,420
Food Products 0.5%
Mondelez International, Inc., Class A	95,642	6,927,350
Household Products 0.6%
Procter & Gamble Co. (The)	58,714	8,603,949
Personal Care Products 0.4%
Coty, Inc., Class A(d)	425,033	5,278,910
Total Consumer Staples		43,050,629
Energy 2.4%
Oil, Gas & Consumable Fuels 2.4%
Canadian Natural Resources Ltd.	144,570	9,472,226
Chevron Corp.	103,725	15,471,621
EOG Resources, Inc.	68,946	8,339,019
Total		33,282,866
Total Energy		33,282,866
Financials 7.4%
Banks 2.5%
Bank of America Corp.	340,575	11,467,160
JPMorgan Chase & Co.	83,041	14,125,274
Wells Fargo & Co.	173,267	8,528,202
Total		34,120,636
Capital Markets 1.7%
BlackRock, Inc.	17,235	13,991,373
Charles Schwab Corp. (The)	51,740	3,559,712
S&P Global, Inc.	14,679	6,466,393
Total		24,017,478
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.4%
American Express Co.	33,334	6,244,792
Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(d)	15,493	5,525,733
Block, Inc., Class A(d)	75,909	5,871,561
MasterCard, Inc., Class A	28,950	12,347,465
Visa, Inc., Class A	53,238	13,860,513
Total		37,605,272
Insurance 0.1%
Aon PLC, Class A	2,954	859,673
Total Financials		102,847,851
Health Care 7.9%
Biotechnology 2.0%
AbbVie, Inc.	86,031	13,332,224
BioMarin Pharmaceutical, Inc.(d)	66,088	6,372,205
Vertex Pharmaceuticals, Inc.(d)	20,825	8,473,484
Total		28,177,913
Health Care Equipment & Supplies 1.2%
Abbott Laboratories	36,990	4,071,489
Becton Dickinson & Co.	22,827	5,565,908
Boston Scientific Corp.(d)	107,131	6,193,243
Total		15,830,640
Health Care Providers & Services 1.9%
Elevance Health, Inc.	31,469	14,839,522
UnitedHealth Group, Inc.	21,209	11,165,902
Total		26,005,424
Life Sciences Tools & Services 1.2%
Danaher Corp.	19,240	4,450,982
IQVIA Holdings, Inc.(d)	19,015	4,399,691
Thermo Fisher Scientific, Inc.	15,370	8,158,242
Total		17,008,915
Pharmaceuticals 1.6%
Eli Lilly & Co.	20,627	12,023,891
Pfizer, Inc.	357,069	10,280,016
Total		22,303,907
Total Health Care		109,326,799
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 6.1%
Aerospace & Defense 0.9%
L3Harris Technologies, Inc.	32,416	6,827,458
RTX Corp.	73,207	6,159,637
Total		12,987,095
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	69,430	10,916,479
Electrical Equipment 0.8%
Emerson Electric Co.	105,488	10,267,147
Ground Transportation 1.4%
Uber Technologies, Inc.(d)	106,597	6,563,177
Union Pacific Corp.	54,301	13,337,412
Total		19,900,589
Industrial Conglomerates 1.4%
General Electric Co.	68,021	8,681,520
Honeywell International, Inc.	49,403	10,360,303
Total		19,041,823
Machinery 0.8%
Parker-Hannifin Corp.	23,082	10,633,878
Total Industrials		83,747,011
Information Technology 16.8%
Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	77,596	10,902,238
IT Services 1.4%
Accenture PLC, Class A	24,895	8,735,905
International Business Machines Corp.	62,277	10,185,403
Total		18,921,308
Semiconductors & Semiconductor Equipment 4.7%
Advanced Micro Devices, Inc.(d)	37,479	5,524,779
Entegris, Inc.	42,580	5,101,936
Lam Research Corp.	13,100	10,260,706
Marvell Technology, Inc.	57,077	3,442,314
NVIDIA Corp.	61,410	30,411,460
QUALCOMM, Inc.	74,652	10,796,919
Total		65,538,114
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 6.3%
Adobe, Inc.(d)	14,341	8,555,841
Intuit, Inc.	21,765	13,603,778
Microsoft Corp.	162,387	61,064,007
Palo Alto Networks, Inc.(d)	14,475	4,268,388
Total		87,492,014
Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	257,700	49,614,981
Total Information Technology		232,468,655
Materials 1.7%
Chemicals 0.7%
Sherwin-Williams Co. (The)	29,205	9,109,039
Containers & Packaging 0.5%
Avery Dennison Corp.	34,360	6,946,218
Metals & Mining 0.5%
Newmont Corp.	170,421	7,053,725
Total Materials		23,108,982
Real Estate 0.8%
Specialized REITs 0.8%
American Tower Corp.	49,599	10,707,432
Total Real Estate		10,707,432
Utilities 1.3%
Multi-Utilities 1.3%
Ameren Corp.	93,457	6,760,679
DTE Energy Co.	54,467	6,005,532
Public Service Enterprise Group, Inc.	83,802	5,124,492
Total		17,890,703
Total Utilities		17,890,703
Total Common Stocks (Cost $594,840,353)		825,267,234
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	69,000	36,570
Total Convertible Bonds (Cost $66,666)			36,570

Corporate Bonds & Notes 7.4%

Aerospace & Defense 0.4%
BAE Systems PLC(a)
04/15/2030	3.400%	1,200,000	1,104,745
Boeing Co. (The)
05/01/2040	5.705%	2,040,000	2,114,360
Bombardier, Inc.(a)
04/15/2027	7.875%	40,000	40,014
L3Harris Technologies, Inc.
07/31/2033	5.400%	321,000	333,971
Raytheon Technologies Corp.
03/15/2032	2.375%	1,185,000	986,683
Spirit AeroSystems, Inc.
06/15/2028	4.600%	20,000	17,655
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	19,000	20,803
11/15/2030	9.750%	21,000	22,581
TransDigm, Inc.(a)
03/15/2026	6.250%	161,000	160,809
08/15/2028	6.750%	40,000	41,049
12/15/2030	6.875%	39,000	40,156
TransDigm, Inc.
11/15/2027	5.500%	57,000	55,955
Total			4,938,781
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	29,000	27,755
American Airlines, Inc.(a)
05/15/2029	8.500%	20,000	21,155
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	107,445	106,575
04/20/2029	5.750%	36,290	35,398
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	55,426	52,329
United Airlines, Inc.(a)
04/15/2026	4.375%	38,000	37,062
04/15/2029	4.625%	40,000	37,276
Total			317,550
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.0%
Ford Motor Credit Co. LLC
02/10/2025	2.300%	35,000	33,665
06/16/2025	5.125%	10,000	9,880
11/13/2025	3.375%	65,000	62,180
01/09/2027	4.271%	55,000	52,798
05/28/2027	4.950%	55,000	53,698
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%	42,827	41,002
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	51,000	50,071
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	15,000	15,007
05/15/2027	8.500%	63,000	63,440
Total			381,741
Banking 2.6%
Bank of America Corp.(f)
04/23/2040	4.078%	6,100,000	5,350,435
Citigroup, Inc.(f)
01/25/2033	3.057%	2,300,000	1,962,909
Goldman Sachs Group, Inc. (The)(f)
04/22/2032	2.615%	3,650,000	3,063,757
HSBC Holdings PLC(f)
05/24/2032	2.804%	4,375,000	3,651,351
JPMorgan Chase & Co.(f)
10/23/2034	6.254%	1,150,000	1,247,333
Subordinated
05/13/2031	2.956%	6,000,000	5,277,791
Morgan Stanley(f)
01/22/2031	2.699%	4,675,000	4,095,158
11/01/2034	6.627%	911,000	1,009,332
PNC Financial Services Group, Inc. (The)(f)
06/12/2029	5.582%	1,450,000	1,479,050
10/20/2034	6.875%	2,000,000	2,221,035
US Bancorp(f)
06/12/2034	5.836%	450,000	464,452
Wells Fargo & Co.(f)
04/24/2034	5.389%	6,125,000	6,146,839
Total			35,969,442
Brokerage/Asset Managers/Exchanges 0.0%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	35,000	36,837
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%	39,000	41,448
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	30,000	26,999
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hightower Holding LLC(a)
04/15/2029	6.750%	45,000	40,843
NFP Corp.(a)
08/15/2028	4.875%	36,000	35,784
08/15/2028	6.875%	115,000	116,975
10/01/2030	7.500%	31,000	33,102
10/01/2031	8.500%	12,000	12,972
Total			344,960
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
11/15/2029	3.875%	19,000	16,935
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	51,000	49,507
05/15/2029	4.125%	29,000	26,427
08/01/2030	6.500%	20,000	20,507
Interface, Inc.(a)
12/01/2028	5.500%	23,000	21,367
James Hardie International Finance DAC(a)
01/15/2028	5.000%	37,000	35,961
SRS Distribution, Inc.(a)
07/01/2028	4.625%	23,000	21,907
07/01/2029	6.125%	43,000	40,793
12/01/2029	6.000%	77,000	72,495
Standard Industries, Inc.(a)
02/15/2027	5.000%	10,000	9,752
01/15/2028	4.750%	25,000	24,076
Summit Materials LLC /Finance Corp.(a)
01/15/2031	7.250%	32,000	33,742
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	6,000	5,820
White Cap Buyer LLC(a)
10/15/2028	6.875%	61,000	59,180
Total			438,469
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	68,000	65,795
02/01/2028	5.000%	24,000	22,975
03/01/2030	4.750%	143,000	130,808
08/15/2030	4.500%	105,000	94,832
03/01/2031	7.375%	13,000	13,329
02/01/2032	4.750%	43,000	37,915
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	7,000	6,001
CSC Holdings LLC(a)
02/01/2028	5.375%	40,000	35,403
02/01/2029	6.500%	57,000	50,675
01/15/2030	5.750%	54,000	33,622
12/01/2030	4.125%	47,000	35,728
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2031	3.375%	36,000	26,457
DISH DBS Corp.(a)
12/01/2028	5.750%	57,000	46,088
DISH DBS Corp.
06/01/2029	5.125%	50,000	25,774
DISH Network Corp.(a)
11/15/2027	11.750%	83,000	86,583
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2028	6.500%	11,000	5,390
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	32,000	30,248
07/01/2029	5.500%	45,000	43,611
Time Warner Cable LLC
05/01/2037	6.550%	1,500,000	1,478,932
Videotron Ltd.(a)
06/15/2029	3.625%	31,000	28,331
Virgin Media Finance PLC(a)
07/15/2030	5.000%	47,000	41,476
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	51,000	49,182
08/15/2030	4.500%	31,000	27,589
VZ Secured Financing BV(a)
01/15/2032	5.000%	76,000	65,128
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	38,000	31,788
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	53,000	51,722
Ziggo BV(a)
01/15/2030	4.875%	50,000	44,493
Total			2,609,875
Chemicals 0.1%
Avient Corp.(a)
08/01/2030	7.125%	18,000	18,666
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	19,000	17,088
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	89,000	86,414
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	33,000	32,983
Element Solutions, Inc.(a)
09/01/2028	3.875%	60,000	55,341
HB Fuller Co.
10/15/2028	4.250%	79,000	74,261
Herens Holdco Sarl(a)
05/15/2028	4.750%	40,000	32,705
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	25,000	23,691
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%	35,000	37,265
Ingevity Corp.(a)
11/01/2028	3.875%	43,000	38,638
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	34,000	30,922
Iris Holdings, Inc.(a),(e)
02/15/2026	8.750%	22,000	18,710
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	73,000	65,999
11/15/2028	9.750%	65,000	69,299
10/01/2029	6.250%	28,000	24,986
SPCM SA(a)
03/15/2027	3.125%	21,000	19,123
Tronox, Inc.(a)
03/15/2029	4.625%	8,000	7,082
WR Grace Holdings LLC(a)
06/15/2027	4.875%	67,000	64,550
08/15/2029	5.625%	95,000	83,906
03/01/2031	7.375%	19,000	19,011
Total			820,640
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	17,000	15,439
Herc Holdings, Inc.(a)
07/15/2027	5.500%	18,000	17,789
John Deere Capital Corp.
07/14/2028	4.950%	900,000	922,423
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	8,000	8,248
03/15/2031	7.750%	35,000	37,327
United Rentals North America, Inc.
01/15/2030	5.250%	32,000	31,578
Total			1,032,804
Consumer Cyclical Services 0.0%
Arches Buyer, Inc.(a)
06/01/2028	4.250%	67,000	60,691
12/01/2028	6.125%	59,000	51,435
Match Group, Inc.(a)
02/15/2029	5.625%	31,000	30,238
Uber Technologies, Inc.(a)
01/15/2028	6.250%	39,000	39,243
08/15/2029	4.500%	73,000	69,633
Total			251,240
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Acushnet Co.(a)
10/15/2028	7.375%	8,000	8,356
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	75,000	74,399
Mattel, Inc.(a)
04/01/2026	3.375%	18,000	17,140
Newell Brands, Inc.
09/15/2027	6.375%	12,000	11,972
Prestige Brands, Inc.(a)
01/15/2028	5.125%	64,000	62,709
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	10,000	8,608
02/01/2032	4.375%	36,000	30,764
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	20,000	19,143
07/15/2030	5.500%	27,000	26,312
03/15/2031	3.875%	10,000	9,081
Total			268,484
Diversified Manufacturing 0.0%
Chart Industries, Inc.(a)
01/01/2030	7.500%	21,000	21,980
01/01/2031	9.500%	7,000	7,617
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	55,000	56,487
Gates Global LLC/Co.(a)
01/15/2026	6.250%	82,000	82,106
Madison IAQ LLC(a)
06/30/2028	4.125%	23,000	20,979
06/30/2029	5.875%	33,000	29,112
Resideo Funding, Inc.(a)
09/01/2029	4.000%	86,000	75,268
Vertical Holdco GmbH(a)
07/15/2028	7.625%	38,000	37,525
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	59,000	57,870
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	43,000	43,310
06/15/2028	7.250%	46,000	47,269
Total			479,523
Electric 0.5%
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	52,000	50,076
02/15/2031	3.750%	81,000	71,413
01/15/2032	3.750%	16,000	13,901
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Edison International
11/15/2028	5.250%	872,000	877,952
Emera US Finance LP
06/15/2046	4.750%	1,450,000	1,194,747
Indiana Michigan Power Co.
03/15/2037	6.050%	415,000	442,724
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	13,000	11,301
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	16,000	15,853
09/15/2027	4.500%	74,000	71,244
01/15/2029	7.250%	46,000	48,196
NRG Energy, Inc.(a)
02/15/2029	3.375%	28,000	24,737
06/15/2029	5.250%	24,000	23,326
02/15/2031	3.625%	42,000	36,128
02/15/2032	3.875%	7,000	5,994
Ohio Edison Co.(a)
01/15/2033	5.500%	1,150,000	1,165,003
Pacific Gas and Electric Co.
01/15/2053	6.750%	1,290,000	1,406,879
PG&E Corp.
07/01/2030	5.250%	33,000	31,977
Progress Energy, Inc.
03/01/2031	7.750%	800,000	924,200
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	20,000	18,714
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	10,000	9,935
02/15/2027	5.625%	55,000	54,383
07/31/2027	5.000%	61,000	59,397
10/15/2031	7.750%	63,000	65,446
Total			6,623,526
Environmental 0.0%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	5,000	5,083
GFL Environmental, Inc.(a)
12/15/2026	5.125%	51,000	50,269
01/15/2031	6.750%	21,000	21,636
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	71,000	68,459
Total			145,447
Finance Companies 0.0%
Navient Corp.
06/25/2025	6.750%	31,000	31,388
03/15/2031	11.500%	26,000	28,634
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Finance Corp.
01/15/2029	9.000%	23,000	24,325
03/15/2030	7.875%	31,000	31,968
09/15/2030	4.000%	34,000	29,093
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	38,000	34,730
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	55,000	48,510
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	92,000	78,617
Springleaf Finance Corp.
11/15/2029	5.375%	3,000	2,809
United Wholesale Mortgage LLC(a)
04/15/2029	5.500%	3,000	2,839
Total			312,913
Food and Beverage 0.5%
Bacardi Ltd.(a)
05/15/2038	5.150%	1,625,000	1,543,935
Bacardi Ltd./Bacardi-Martini BV(a)
06/15/2043	5.900%	472,000	478,042
Constellation Brands, Inc.
05/01/2033	4.900%	2,400,000	2,414,990
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	43,000	42,975
Diageo Capital PLC
10/05/2033	5.625%	1,150,000	1,241,270
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	81,000	78,882
Pilgrim’s Pride Corp.
04/15/2031	4.250%	78,000	70,467
03/01/2032	3.500%	87,000	73,705
Post Holdings, Inc.(a)
03/01/2027	5.750%	28,000	27,927
01/15/2028	5.625%	24,000	23,754
04/15/2030	4.625%	52,000	48,024
09/15/2031	4.500%	18,000	16,178
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	97,000	89,546
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	48,000	41,621
US Foods, Inc.(a)
09/15/2028	6.875%	20,000	20,628
02/15/2029	4.750%	45,000	42,808
06/01/2030	4.625%	27,000	25,165
01/15/2032	7.250%	18,000	18,805
Total			6,298,722
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.0%
Boyd Gaming Corp.
12/01/2027	4.750%	39,000	37,621
Boyd Gaming Corp.(a)
06/15/2031	4.750%	26,000	23,863
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	93,000	84,075
02/15/2030	7.000%	61,000	62,713
CDI Escrow Issuer, Inc.(a)
04/01/2030	5.750%	15,000	14,600
Churchill Downs, Inc.(a)
05/01/2031	6.750%	18,000	18,285
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	50,000	49,963
07/01/2025	6.250%	79,000	78,969
07/01/2027	8.125%	42,000	43,045
International Game Technology PLC(a)
04/15/2026	4.125%	19,000	18,453
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	9,000	9,401
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	41,000	38,172
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	72,000	67,294
Total			546,454
Health Care 0.4%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	60,000	59,160
04/15/2029	5.000%	25,000	24,095
AdaptHealth LLC(a)
03/01/2030	5.125%	30,000	23,628
Avantor Funding, Inc.(a)
07/15/2028	4.625%	45,000	43,315
11/01/2029	3.875%	53,000	48,221
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%	37,000	39,053
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	36,000	31,444
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	25,000	23,866
03/15/2029	3.750%	19,000	17,495
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	22,000	20,441
04/15/2029	6.875%	38,000	24,805
05/15/2030	5.250%	94,000	78,549
01/15/2032	10.875%	15,000	15,752
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Health Corp.
03/25/2048	5.050%	2,400,000	2,252,022
DaVita, Inc.(a)
06/01/2030	4.625%	20,000	17,484
HCA, Inc.
09/01/2030	3.500%	1,934,000	1,754,246
03/15/2052	4.625%	675,000	576,069
IQVIA, Inc.(a)
05/15/2027	5.000%	39,000	38,385
05/15/2030	6.500%	16,000	16,464
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	9,000	8,140
10/01/2029	5.250%	106,000	100,103
Select Medical Corp.(a)
08/15/2026	6.250%	104,000	104,621
Star Parent, Inc.(a)
10/01/2030	9.000%	38,000	40,100
Tenet Healthcare Corp.
02/01/2027	6.250%	56,000	56,171
11/01/2027	5.125%	37,000	36,196
06/15/2028	4.625%	11,000	10,484
10/01/2028	6.125%	41,000	40,810
01/15/2030	4.375%	22,000	20,422
06/15/2030	6.125%	27,000	27,301
Tenet Healthcare Corp.(a)
05/15/2031	6.750%	34,000	34,802
Total			5,583,644
Healthcare Insurance 0.2%
Centene Corp.
10/15/2030	3.000%	2,650,000	2,306,718
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	28,000	28,033
Taylor Morrison Communities, Inc.(a)
06/15/2027	5.875%	10,000	10,056
01/15/2028	5.750%	30,000	30,270
08/01/2030	5.125%	32,000	31,003
Total			99,362
Independent Energy 0.1%
Baytex Energy Corp.(a)
04/30/2030	8.500%	35,000	36,210
Callon Petroleum Co.
07/01/2026	6.375%	77,000	76,840
Callon Petroleum Co.(a)
06/15/2030	7.500%	25,000	25,267
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
19

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centennial Resource Production LLC(a)
04/01/2027	6.875%	8,000	8,009
Civitas Resources, Inc.(a)
07/01/2028	8.375%	11,000	11,505
11/01/2030	8.625%	11,000	11,702
07/01/2031	8.750%	12,000	12,749
CNX Resources Corp.(a)
03/14/2027	7.250%	5,000	5,036
01/15/2029	6.000%	28,000	26,909
01/15/2031	7.375%	15,000	15,155
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	77,000	74,919
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	51,000	50,896
05/01/2029	5.000%	37,000	36,161
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	55,000	55,155
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	65,000	64,874
02/01/2029	5.750%	11,000	10,686
04/15/2030	6.000%	21,000	20,374
04/15/2032	6.250%	19,000	18,282
11/01/2033	8.375%	22,000	23,398
Matador Resources Co.
09/15/2026	5.875%	67,000	66,464
Matador Resources Co.(a)
04/15/2028	6.875%	20,000	20,365
Permian Resources Operating LLC(a)
01/15/2032	7.000%	64,000	66,008
SM Energy Co.
09/15/2026	6.750%	40,000	40,026
Southwestern Energy Co.
02/01/2032	4.750%	83,000	77,018
Total			854,008
Leisure 0.1%
Carnival Corp.(a)
03/01/2027	5.750%	68,000	66,264
08/01/2028	4.000%	54,000	50,183
05/01/2029	6.000%	31,000	29,789
08/15/2029	7.000%	14,000	14,602
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	27,000	29,498
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(a)
05/01/2025	5.500%	23,000	22,882
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
10/01/2028	6.500%	45,000	44,957
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.(a)
05/01/2025	8.750%	7,000	7,042
03/15/2026	5.875%	64,000	62,877
07/15/2028	5.250%	19,000	17,439
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	44,000	43,603
05/15/2027	6.500%	33,000	33,589
10/15/2027	4.750%	17,000	16,330
NCL Corp., Ltd.(a)
03/15/2026	5.875%	39,000	38,112
NCL Finance Ltd.(a)
03/15/2028	6.125%	24,000	22,935
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	52,000	50,225
08/31/2026	5.500%	6,000	5,949
07/15/2027	5.375%	8,000	7,878
04/01/2028	5.500%	9,000	8,881
01/15/2030	7.250%	41,000	42,811
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	33,000	30,456
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	41,000	41,101
Viking Cruises Ltd.(a)
09/15/2027	5.875%	40,000	38,982
07/15/2031	9.125%	12,000	12,850
Total			739,235
Life Insurance 0.2%
Five Corners Funding Trust III(a)
02/15/2033	5.791%	1,175,000	1,248,616
MetLife, Inc.
07/15/2052	5.000%	697,000	692,893
Voya Financial, Inc.
06/15/2046	4.800%	618,000	537,716
Total			2,479,225
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2028	5.750%	33,000	33,032
Media and Entertainment 0.3%
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	49,000	42,258
09/15/2028	9.000%	5,000	5,218
06/01/2029	7.500%	43,000	35,697
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	88,000	83,940
iHeartCommunications, Inc.
05/01/2026	6.375%	6,440	5,482
05/01/2027	8.375%	86,366	56,044
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	27,000	21,443
01/15/2028	4.750%	49,000	37,700
Meta Platforms, Inc.
05/15/2063	5.750%	845,000	926,289
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	45,000	43,851
01/15/2029	4.250%	20,000	18,032
03/15/2030	4.625%	41,000	36,762
02/15/2031	7.375%	9,000	9,505
Roblox Corp.(a)
05/01/2030	3.875%	59,000	52,609
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	7,000	6,178
01/15/2031	5.375%	15,000	11,002
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	11,000	9,759
Univision Communications, Inc.(a)
08/15/2028	8.000%	21,000	21,707
05/01/2029	4.500%	25,000	22,294
06/30/2030	7.375%	45,000	44,989
Warnermedia Holdings, Inc.
03/15/2062	5.391%	3,300,000	2,838,000
Total			4,328,759
Metals and Mining 0.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	32,000	30,012
10/01/2031	5.125%	46,000	42,834
Constellium SE(a)
06/15/2028	5.625%	86,000	84,378
04/15/2029	3.750%	145,000	131,951
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	125,000	121,603
04/01/2029	6.125%	51,000	50,144
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	27,000	25,012
06/01/2031	4.500%	55,000	47,422
Novelis Corp.(a)
11/15/2026	3.250%	28,000	26,350
01/30/2030	4.750%	67,000	63,125
08/15/2031	3.875%	26,000	22,930
Total			645,761
Midstream 0.5%
Cheniere Energy, Inc.
10/15/2028	4.625%	13,000	12,689
CNX Midstream Partners LP(a)
04/15/2030	4.750%	35,000	31,011
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	31,000	30,681
DT Midstream, Inc.(a)
06/15/2029	4.125%	32,000	29,507
06/15/2031	4.375%	36,000	32,510
EQM Midstream Partners LP
08/01/2024	4.000%	23,000	22,785
EQM Midstream Partners LP(a)
07/01/2025	6.000%	56,000	56,067
06/01/2027	7.500%	14,000	14,451
07/01/2027	6.500%	33,000	33,682
06/01/2030	7.500%	17,000	18,328
01/15/2031	4.750%	94,000	87,775
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	1,300,000	1,236,589
NuStar Logistics LP
06/01/2026	6.000%	35,000	34,902
04/28/2027	5.625%	40,000	39,800
10/01/2030	6.375%	30,000	30,069
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	1,775,000	1,902,954
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	38,000	34,851
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	49,000	44,127
08/15/2031	4.125%	80,000	70,684
11/01/2033	3.875%	41,000	34,788
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	43,000	43,427
02/01/2029	9.500%	20,000	21,145
06/01/2031	8.375%	32,000	32,007
02/01/2032	9.875%	22,000	22,910
Western Midstream Operating LP
04/01/2033	6.150%	764,000	793,835
Western Midstream Operating LP(f)
02/01/2050	5.250%	1,000,000	893,212
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,250,000	1,178,233
Total			6,783,019
Natural Gas 0.0%
NiSource, Inc.
05/01/2030	3.600%	485,000	452,501
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	26,000	25,640
Nabors Industries Ltd.(a)
01/15/2026	7.250%	50,000	47,900
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
21

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nabors Industries, Inc.(a)
05/15/2027	7.375%	2,000	1,962
01/31/2030	9.125%	24,000	24,198
Transocean Aquila Ltd.(a)
09/30/2028	8.000%	38,000	38,780
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	29,000	30,011
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	26,000	25,768
Total			194,259
Other Industry 0.0%
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	34,000	34,016
Other REIT 0.0%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	27,000	24,138
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	81,000	80,010
02/01/2027	4.250%	26,000	24,500
06/15/2029	4.750%	80,000	72,140
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	45,000	44,261
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	35,000	32,654
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	10,000	10,406
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	22,000	20,957
09/15/2029	4.000%	20,000	18,034
Service Properties Trust(a)
11/15/2031	8.625%	20,000	20,964
Total			348,064
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	55,000	54,754
09/01/2029	4.000%	110,000	93,225
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	35,000	32,006
Ball Corp.
06/15/2029	6.000%	43,000	43,887
Canpack SA/US LLC(a)
11/15/2029	3.875%	65,000	55,748
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2029	6.625%	20,000	19,670
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sealed Air Corp.(a)
02/01/2028	6.125%	5,000	5,050
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	62,000	61,006
Total			365,346
Pharmaceuticals 0.2%
1375209 BC Ltd.(a)
01/30/2028	9.000%	6,000	5,839
Amgen, Inc.
03/02/2053	5.650%	1,625,000	1,713,041
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	20,000	13,497
08/15/2027	5.750%	28,000	18,055
06/01/2028	4.875%	35,000	21,109
09/30/2028	11.000%	11,000	8,013
10/15/2030	14.000%	1,000	558
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	28,000	25,459
Organon Finance 1 LLC(a)
04/30/2028	4.125%	22,000	20,249
04/30/2031	5.125%	84,000	71,605
Pfizer Investment Enterprises Pte., Ltd.
05/19/2063	5.340%	1,000,000	1,011,150
Total			2,908,575
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	72,000	69,139
10/15/2027	6.750%	110,000	109,624
04/15/2028	6.750%	71,000	72,691
11/01/2029	5.875%	31,000	29,431
01/15/2031	7.000%	15,000	15,820
AssuredPartners, Inc.(a)
08/15/2025	7.000%	20,000	20,051
01/15/2029	5.625%	58,000	54,090
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	66,000	61,872
HUB International Ltd.(a)
05/01/2026	7.000%	45,000	45,066
12/01/2029	5.625%	84,000	80,366
HUB International, Ltd.(a)
06/15/2030	7.250%	58,000	61,233
Radian Group, Inc.
03/15/2027	4.875%	25,000	24,303
USI, Inc.(a)
01/15/2032	7.500%	19,000	19,451
Total			663,137
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.0%
CSX Corp.
03/15/2044	4.100%	550,000	481,462
Refining 0.0%
HF Sinclair Corp.(a)
04/15/2027	6.375%	36,000	36,302
02/01/2028	5.000%	41,000	39,698
Total			76,000
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	57,000	53,880
10/15/2030	4.000%	18,000	16,195
IRB Holding Corp.(a)
06/15/2025	7.000%	58,000	58,059
Total			128,134
Retailers 0.2%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	39,000	36,148
02/15/2032	5.000%	41,000	37,354
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	46,000	42,672
Hanesbrands, Inc.(a)
02/15/2031	9.000%	48,000	47,022
L Brands, Inc.(a)
07/01/2025	9.375%	6,000	6,326
10/01/2030	6.625%	60,000	61,385
L Brands, Inc.
06/15/2029	7.500%	23,000	23,965
LCM Investments Holdings II LLC(a)
08/01/2031	8.250%	23,000	24,057
Lithia Motors, Inc.(a)
01/15/2031	4.375%	20,000	18,206
Lowe’s Companies, Inc.
09/15/2062	5.800%	2,500,000	2,642,165
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	41,000	38,550
02/15/2029	7.750%	52,000	50,681
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	52,000	41,047
Total			3,069,578
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	15,000	15,284
02/15/2028	5.875%	25,000	24,981
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	30,000	28,375
Total			68,640
Technology 0.3%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	39,000	37,143
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	14,000	14,063
Broadcom, Inc.(a)
02/15/2051	3.750%	1,859,000	1,464,678
Camelot Finance SA(a)
11/01/2026	4.500%	19,000	18,553
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	7,000	7,302
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	17,000	17,328
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	25,000	23,540
07/01/2029	4.875%	73,000	68,509
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	94,000	89,308
CommScope Technologies LLC(a)
06/15/2025	6.000%	17,000	13,861
03/15/2027	5.000%	25,000	10,524
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	86,000	78,739
Entegris Escrow Corp.(a)
06/15/2030	5.950%	76,000	75,515
Gartner, Inc.(a)
10/01/2030	3.750%	42,000	37,185
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%	63,000	66,839
HealthEquity, Inc.(a)
10/01/2029	4.500%	26,000	24,049
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	29,000	26,491
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	32,000	28,332
Iron Mountain, Inc.(a)
09/15/2027	4.875%	14,000	13,642
03/15/2028	5.250%	25,000	24,301
07/15/2028	5.000%	54,000	51,950
07/15/2030	5.250%	26,000	24,733
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	83,000	39,955
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	64,000	58,074
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
23

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	56,000	59,672
NCR Corp.(a)
10/01/2028	5.000%	80,000	75,664
04/15/2029	5.125%	80,000	76,184
10/01/2030	5.250%	4,000	3,679
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	91,000	85,055
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,550,000	1,424,170
Picard Midco, Inc.(a)
03/31/2029	6.500%	89,000	84,859
Seagate HDD Cayman(a)
12/15/2029	8.250%	19,000	20,485
07/15/2031	8.500%	21,000	22,829
Sensata Technologies BV(a)
09/01/2030	5.875%	32,000	31,845
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	55,000	53,315
Synaptics, Inc.(a)
06/15/2029	4.000%	11,000	9,917
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	45,000	45,076
Verscend Escrow Corp.(a)
08/15/2026	9.750%	64,000	64,364
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	90,000	81,567
Total			4,453,295
Transportation Services 0.1%
ERAC USA Finance LLC(a)
10/15/2037	7.000%	725,000	845,627
Wireless 0.1%
Altice France Holding SA(a)
02/15/2028	6.000%	85,000	40,392
Altice France SA(a)
02/01/2027	8.125%	8,000	7,354
01/15/2028	5.500%	93,000	76,480
07/15/2029	5.125%	32,000	24,909
American Tower Corp.
08/15/2029	3.800%	379,000	359,763
Sprint Corp.
03/01/2026	7.625%	44,000	45,953
T-Mobile US, Inc.
01/15/2053	5.650%	1,100,000	1,148,154
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	27,000	23,663
07/15/2031	4.750%	52,000	46,442
Total			1,773,110
Wirelines 0.1%
AT&T, Inc.
09/15/2053	3.500%	650,000	472,929
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	24,000	24,704
03/15/2031	8.625%	37,000	37,731
Iliad Holding SAS(a)
10/15/2026	6.500%	53,000	52,881
10/15/2028	7.000%	79,000	78,625
Total			666,870
Total Corporate Bonds & Notes (Cost $104,466,058)			102,161,948

Exchange-Traded Equity Funds 1.8%
	Shares	Value ($)
International Mid Large Cap 1.8%
iShares Core MSCI EAFE ETF	355,182	24,987,054
Total Exchange-Traded Equity Funds (Cost $23,810,275)		24,987,054

Foreign Government Obligations(g) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	12,000	11,898
06/01/2027	5.250%	34,000	31,912
11/15/2028	8.500%	12,000	12,595
05/15/2029	4.250%	45,000	38,008
Total			94,413
Total Foreign Government Obligations (Cost $100,748)			94,413

Residential Mortgage-Backed Securities - Agency 13.1%

Federal Home Loan Mortgage Corp.
04/01/2032	6.000%	21,530	22,349
04/01/2032	7.000%	15,830	16,350
07/01/2032	6.500%	8,278	8,643
01/01/2033	3.000%	450,462	430,018
01/01/2034- 05/01/2041	5.000%	233,784	237,906
04/01/2041	4.500%	43,230	43,236
12/01/2051	2.500%	4,750,687	4,042,874
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(h)
05/01/2032	6.500%	87,781	91,535
06/01/2037	6.000%	23,502	24,521
02/01/2038	5.500%	143,012	147,491
03/01/2038- 03/01/2040	5.000%	56,928	57,931
05/01/2039- 08/01/2041	4.500%	433,751	433,756
07/01/2043	3.000%	117,973	108,577
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	2,942	3,047
03/01/2026- 12/01/2032	7.000%	174,157	179,679
10/01/2026- 12/01/2045	3.500%	146,887	141,711
11/01/2026- 01/01/2029	4.000%	98,858	97,151
08/01/2028- 09/01/2032	6.500%	39,799	41,274
02/01/2038- 03/01/2038	5.500%	77,606	79,924
Federal National Mortgage Association(h)
02/01/2031	3.500%	87,385	85,194
10/01/2040	4.500%	100,586	100,456
Uniform Mortgage-Backed Security TBA(i)
01/18/2039- 01/16/2054	3.000%	38,175,000	33,871,853
01/18/2039- 01/16/2054	3.500%	25,500,000	23,600,523
01/16/2054	2.000%	8,950,000	7,313,828
01/16/2054	2.500%	22,825,000	19,415,516
01/16/2054	4.000%	40,550,000	38,349,846
01/16/2054	4.500%	20,200,000	19,579,797
01/16/2054	5.000%	18,450,000	18,252,527
01/16/2054	6.000%	13,400,000	13,605,188
Total Residential Mortgage-Backed Securities - Agency (Cost $175,924,556)			180,382,701

Residential Mortgage-Backed Securities - Non-Agency 8.8%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	931,694	884,788
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-A Class A1
09/25/2065	1.065%	2,038,718	1,771,909
CMO Series 2021-B Class A
06/25/2066	2.239%	940,213	915,832
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	111,913	99,364
CMO Series 2020-6 Class M1
05/25/2065	2.805%	400,000	312,770
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	445,531	408,535
CMO Series 2022-6 Class A1
07/25/2067	4.300%	4,076,854	3,925,547
Bellemeade Re Ltd.(a),(b)
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	6.337%	524,349	524,184
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	135,131	127,866
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	479,384	457,212
CMO Series 2021-A Class A1
10/25/2059	1.991%	1,096,253	1,074,458
CMO Series 2021-B Class A1
04/01/2069	2.115%	759,720	737,417
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	987,716	876,653
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	402,405	353,516
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	215,658	198,928
CMO Series 2022-NQM3 Class A1
07/25/2062	5.108%	951,992	948,565
CMO Series 2023-NQM8 Class A1
10/25/2063	6.394%	550,000	553,857
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	425,000	364,354
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	1,925,967	1,786,718
CMO Series 2022-NQM1 Class A1
06/25/2067	5.528%	836,188	836,066
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	541,022	529,774
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	466,683	459,645
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A1
03/25/2065	1.853%	4,807	4,767
CMO Series 2022-1 Class A1
12/27/2066	2.284%	2,073,988	1,842,951
CMO Series 2022-4 Class A1
03/25/2067	4.301%	1,797,151	1,748,041
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
25

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a)
CMO Series 2021-2R Class A1
07/27/2054	0.798%	316,135	273,218
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
30-day Average SOFR + 2.164% 01/25/2040	7.502%	388,242	393,333
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	8.437%	975,000	1,003,308
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	613,620	464,251
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	214,370	184,189
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	175,000	115,910
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	1,491,600	1,447,926
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	751,019	552,804
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	375,000	267,825
CMO Series 2022-ATH3 Class A1
08/25/2067	4.991%	908,707	889,308
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	1,374,177	1,301,466
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	1,000,316	965,389
CMO Series 2022-NQM5 Class A1
05/25/2067	5.169%	1,466,975	1,471,311
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	723,815	724,526
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	596,071	526,937
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	370,722	345,261
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	8.028%	236,297	237,056
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	7.387%	1,857,625	1,859,738
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	89,239	83,531
CMO Series 2020-1 Class A1
05/25/2065	2.006%	24,716	23,654
CMO Series 2022-2 Class A1
04/25/2067	4.299%	4,865,539	4,676,525
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	7.137%	450,235	453,577
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.987%	358,813	360,245
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	8.237%	1,100,000	1,129,394
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	7.537%	4,069,863	4,126,700
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	7.487%	413,794	417,735
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA4 Class M2
30-day Average SOFR + 2.064% 10/25/2049	7.402%	10,853	10,860
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	7.737%	2,500,000	2,526,439
CMO Series 2022-DNA5 Class M1A
30-day Average SOFR + 2.950% 06/25/2042	8.287%	1,522,515	1,558,833
Subordinated CMO Series 2021-DNA7 Class M1
30-day Average SOFR + 0.850% 11/25/2041	6.187%	2,876,236	2,859,946
GCAT Trust(a),(c)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	688,814	653,407
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	2,602,651	2,377,827
CMO Series 2022-NQM3 Class A1
04/25/2067	4.349%	5,028,769	4,862,984
CMO Series 2023-NQM2 Class A1
11/25/2067	5.837%	1,625,792	1,619,531
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	314,552	284,251
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2020-2 Class A3
05/25/2065	3.196%	550,000	524,309
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	1,067,206	1,036,718
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	2,058,073	1,986,877
MetLife Securitization Trust(a),(c)
CMO Series 2018-1A Class A
03/25/2057	3.750%	340,656	324,085
MFA Trust(a),(c)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	475,000	391,900
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	535,603	476,901
CMO Series 2022-NQM2 Class A1
05/25/2067	4.000%	4,774,703	4,555,634
CMO Series 2023-NQM4 Class A1
12/25/2068	6.105%	500,000	501,775
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	176,137	160,682
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	32,710	29,858
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	54,692	49,870
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-3 Class A1
08/25/2058	3.482%	607,814	583,013
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	1,150,000	990,014
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	129,882	122,536
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	320,876	305,837
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	7.387%	407,805	407,690
OBX Trust(a),(c)
CMO Series 2023-NQM1 Class A1
11/25/2062	6.120%	883,008	886,568
CMO Series 2023-NQM8 Class A1
09/25/2063	7.045%	1,657,166	1,687,883
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-NQM8 Class A2
09/25/2063	7.248%	1,364,727	1,387,354
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	251,511	228,062
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	2,072,891	2,024,665
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	498,809	490,812
CMO Series 2021-1 Class A1
01/25/2026	2.115%	821,896	799,441
CMO Series 2021-10 Class A1
10/25/2026	2.487%	1,129,076	1,065,714
CMO Series 2021-3 Class A1
04/25/2026	1.867%	997,971	954,675
CMO Series 2021-9 Class A1
10/25/2026	2.363%	1,792,375	1,736,673
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	2,038,464	2,010,179
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A3
11/25/2056	2.893%	2,000,000	1,270,182
CMO Series 2021-AFC2 Class M1
11/25/2056	3.443%	1,475,000	971,579
Subordinated CMO Series 2021-AFC2 Class B1
11/25/2056	3.701%	1,300,000	828,388
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	525,043	470,190
PRPM Trust(a),(c)
CMO Series 2023-NQM3 Class A1
11/25/2068	6.221%	200,000	200,531
Radnor Re Ltd.(a),(b)
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	7.187%	143,397	143,331
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	9.037%	725,000	722,244
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A3
01/26/2060	2.684%	100,572	96,165
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
27

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	547,914	523,132
CMO Series 2020-2 Class A3
04/25/2060	3.000%	620,152	601,449
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	119,061	108,948
CMO Series 2021-4 Class M1
08/25/2056	2.400%	525,000	353,380
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	496,838	489,628
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	450,000	394,575
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	106,099	103,019
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	423,183	412,681
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month Term SOFR + 1.114% 10/25/2048	6.470%	362,512	365,371
CMO Series 2019-HY2 Class A1
1-month Term SOFR + 1.114% 05/25/2058	6.470%	435,786	441,464
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	3,338,073	3,262,822
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	86,622	85,297
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	1,554,725	1,455,189
Vericrest Opportunity Loan Transferee XCII LLC(a),(c)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	960,924	929,875
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	906,492	864,396
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	1,057,365	1,021,085
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	679,322	651,635
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	609,761	592,816
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	2,637,130	2,543,282
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	2,132,000	1,972,488
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	468,667	449,008
CMO Series 2020-1 Class M1
01/25/2060	3.021%	1,000,000	841,145
CMO Series 2020-2 Class A1
05/25/2060	2.226%	60,505	59,395
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	12,055	11,904
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	153,156	140,312
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	193,997	176,984
CMO Series 2022-1 Class A1
01/25/2067	2.724%	3,297,107	2,959,232
CMO Series 2022-4 Class A1
04/25/2067	4.474%	414,521	404,731
CMO Series 2023-1 Class A1
12/25/2067	5.850%	1,308,883	1,304,194
CMO Series 2023-6 Class A2
09/25/2068	6.939%	658,523	665,512
CMO Series 2023-8 Class A1
12/25/2068	6.259%	600,000	603,989
CMO Series 2023-INV1 Class A1
02/25/2068	5.999%	3,035,983	3,024,790
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	228,410	213,868
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	136,451	125,443
CMO Series 2020-1R Class A3
11/25/2055	1.873%	159,193	146,281
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $128,086,008)			121,514,567

The accompanying Notes to Financial Statements are an integral part of this statement.
28
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(j)
Term Loan
3-month Term SOFR + 3.750% Floor 0.500% 09/22/2028	9.360%	33,320	33,374
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(j)
2nd Lien Term Loan
1-month Term SOFR + 7.750% 10/01/2026	13.220%	4,859	3,835
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(j)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.750% Floor 1.000% 07/14/2026	10.405%	54,744	54,843
Technology 0.0%
Ascend Learning LLC(b),(j)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.956%	53,107	52,118
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.206%	23,000	19,657
DCert Buyer, Inc.(b),(j)
2nd Lien Term Loan
1-month Term SOFR + 7.000% 02/19/2029	12.356%	36,000	32,618
UKG, Inc.(b),(j)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.764%	22,721	22,758
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.764%	45,000	45,008
Total			172,159
Total Senior Loans (Cost $270,973)			264,211

U.S. Treasury Obligations 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(h)
02/15/2045	2.500%	6,200,000	4,700,375
Total U.S. Treasury Obligations (Cost $6,537,710)			4,700,375

Money Market Funds 10.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(k),(l)	143,547,532	143,518,823
Total Money Market Funds (Cost $143,507,599)		143,518,823
Total Investments in Securities (Cost: $1,324,112,659)		1,544,856,598
Other Assets & Liabilities, Net		(164,507,574)
Net Assets		1,380,349,024
At December 31, 2023, securities and/or cash totaling $3,299,632 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	455	03/2024	USD	51,365,234	1,243,357	—
U.S. Treasury 2-Year Note	159	03/2024	USD	32,740,336	302,215	—
U.S. Treasury 5-Year Note	592	03/2024	USD	64,393,875	1,230,888	—
U.S. Treasury Ultra Bond	25	03/2024	USD	3,339,844	4,273	—
Total					2,780,733	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
29

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $270,031,930, which represents 19.56% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(d)	Non-income producing investment.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a when-issued basis.
(j)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(l)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	101,761,518	370,436,877	(328,684,871)	5,299	143,518,823	6,445	5,782,095	143,547,532
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	87,736,365	—	87,736,365
Commercial Mortgage-Backed Securities - Non-Agency	—	54,192,337	—	54,192,337
Common Stocks
Communication Services	105,877,868	—	—	105,877,868
Consumer Discretionary	62,958,438	—	—	62,958,438
Consumer Staples	43,050,629	—	—	43,050,629
Energy	33,282,866	—	—	33,282,866
Financials	102,847,851	—	—	102,847,851
Health Care	109,326,799	—	—	109,326,799
Industrials	83,747,011	—	—	83,747,011
Information Technology	232,468,655	—	—	232,468,655
Materials	23,108,982	—	—	23,108,982
Real Estate	10,707,432	—	—	10,707,432
Utilities	17,890,703	—	—	17,890,703
Total Common Stocks	825,267,234	—	—	825,267,234
Convertible Bonds	—	36,570	—	36,570
Corporate Bonds & Notes	—	102,161,948	—	102,161,948
Exchange-Traded Equity Funds	24,987,054	—	—	24,987,054
Foreign Government Obligations	—	94,413	—	94,413
Residential Mortgage-Backed Securities - Agency	—	180,382,701	—	180,382,701
Residential Mortgage-Backed Securities - Non-Agency	—	121,514,567	—	121,514,567
Senior Loans	—	264,211	—	264,211
U.S. Treasury Obligations	—	4,700,375	—	4,700,375
Money Market Funds	143,518,823	—	—	143,518,823
Total Investments in Securities	993,773,111	551,083,487	—	1,544,856,598
Investments in Derivatives
Asset
Futures Contracts	2,780,733	—	—	2,780,733
Total	996,553,844	551,083,487	—	1,547,637,331
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
31

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,180,605,060)	$1,401,337,775
Affiliated issuers (cost $143,507,599)	143,518,823
Cash	11,215
Receivable for:
Investments sold	7,622,101
Capital shares sold	244,479
Dividends	958,540
Interest	2,576,728
Foreign tax reclaims	11,230
Variation margin for futures contracts	71,451
Expense reimbursement due from Investment Manager	597
Prepaid expenses	11,056
Total assets	1,556,363,995
Liabilities
Payable for:
Investments purchased	5,260,867
Investments purchased on a delayed delivery basis	169,613,506
Capital shares redeemed	844,455
Variation margin for futures contracts	18,043
Management services fees	25,560
Distribution and/or service fees	5,095
Service fees	69,023
Compensation of chief compliance officer	247
Compensation of board members	1,821
Other expenses	39,586
Deferred compensation of board members	136,768
Total liabilities	176,014,971
Net assets applicable to outstanding capital stock	$1,380,349,024
Represented by
Trust capital	$1,380,349,024
Total - representing net assets applicable to outstanding capital stock	$1,380,349,024
Class 1
Net assets	$28,713,485
Shares outstanding	672,943
Net asset value per share	$42.67
Class 2
Net assets	$132,373,435
Shares outstanding	3,176,364
Net asset value per share	$41.67
Class 3
Net assets	$1,219,262,104
Shares outstanding	28,890,141
Net asset value per share	$42.20
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$10,355,227
Dividends — affiliated issuers	5,782,095
Interest	17,752,422
Interfund lending	5,130
Foreign taxes withheld	(58,056)
Total income	33,836,818
Expenses:
Management services fees	8,541,533
Distribution and/or service fees
Class 2	260,059
Class 3	1,415,164
Service fees	777,353
Custodian fees	45,757
Printing and postage fees	65,032
Accounting services fees	40,290
Legal fees	27,948
Interest on collateral	1,283
Compensation of chief compliance officer	247
Compensation of board members	26,615
Deferred compensation of board members	17,262
Other	26,143
Total expenses	11,244,686
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,340)
Total net expenses	11,058,346
Net investment income	22,778,472
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	23,822,915
Investments — affiliated issuers	6,445
Foreign currency translations	162
Futures contracts	(6,600,772)
Net realized gain	17,228,750
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	200,478,366
Investments — affiliated issuers	5,299
Foreign currency translations	1,699
Futures contracts	3,576,899
Net change in unrealized appreciation (depreciation)	204,062,263
Net realized and unrealized gain	221,291,013
Net increase in net assets resulting from operations	$244,069,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
33

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$22,778,472	$14,347,875
Net realized gain	17,228,750	16,014,397
Net change in unrealized appreciation (depreciation)	204,062,263	(272,734,028)
Net increase (decrease) in net assets resulting from operations	244,069,485	(242,371,756)
Decrease in net assets from capital stock activity	(33,471,736)	(39,542,359)
Total increase (decrease) in net assets	210,597,749	(281,914,115)
Net assets at beginning of year	1,169,751,275	1,451,665,390
Net assets at end of year	$1,380,349,024	$1,169,751,275

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	256,356	9,972,809	177,490	6,692,596
Shares redeemed	(18,321)	(722,730)	(20,895)	(796,656)
Net increase	238,035	9,250,079	156,595	5,895,940
Class 2
Shares sold	947,047	35,961,841	1,740,344	64,385,668
Shares redeemed	(137,801)	(5,307,486)	(175,076)	(6,308,994)
Net increase	809,246	30,654,355	1,565,268	58,076,674
Class 3
Shares sold	336,176	13,209,886	135,064	5,137,208
Shares redeemed	(2,273,170)	(86,586,056)	(2,950,006)	(108,652,181)
Net decrease	(1,936,994)	(73,376,170)	(2,814,942)	(103,514,973)
Total net decrease	(889,713)	(33,471,736)	(1,093,079)	(39,542,359)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$35.15	0.76	6.76	7.52
Year Ended 12/31/2022	$42.17	0.49	(7.51)	(7.02)
Year Ended 12/31/2021	$36.71	0.33	5.13	5.46
Year Ended 12/31/2020	$31.17	0.40	5.14	5.54
Year Ended 12/31/2019	$25.35	0.48	5.34	5.82
Class 2
Year Ended 12/31/2023	$34.41	0.65	6.61	7.26
Year Ended 12/31/2022	$41.39	0.40	(7.38)	(6.98)
Year Ended 12/31/2021	$36.11	0.24	5.04	5.28
Year Ended 12/31/2020	$30.74	0.33	5.04	5.37
Year Ended 12/31/2019	$25.06	0.41	5.27	5.68
Class 3
Year Ended 12/31/2023	$34.81	0.69	6.70	7.39
Year Ended 12/31/2022	$41.81	0.42	(7.42)	(7.00)
Year Ended 12/31/2021	$36.44	0.27	5.10	5.37
Year Ended 12/31/2020	$30.99	0.36	5.09	5.45
Year Ended 12/31/2019	$25.24	0.45	5.30	5.75

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$42.67	21.40%	0.76% (c)	0.75% (c)	1.97%	182%	$28,713
Year Ended 12/31/2022	$35.15	(16.65% )	0.76% (c)	0.76% (c)	1.31%	134%	$15,285
Year Ended 12/31/2021	$42.17	14.88%	0.75% (c)	0.75% (c)	0.82%	118%	$11,736
Year Ended 12/31/2020	$36.71	17.77%	0.78%	0.77%	1.21%	145%	$3,591
Year Ended 12/31/2019	$31.17	22.96%	0.79%	0.76%	1.63%	126%	$741
Class 2
Year Ended 12/31/2023	$41.67	21.10%	1.01% (c)	1.00% (c)	1.71%	182%	$132,373
Year Ended 12/31/2022	$34.41	(16.87% )	1.01% (c)	1.01% (c)	1.12%	134%	$81,461
Year Ended 12/31/2021	$41.39	14.62%	1.00% (c)	1.00% (c)	0.60%	118%	$33,191
Year Ended 12/31/2020	$36.11	17.47%	1.00%	1.00%	1.04%	145%	$4
Year Ended 12/31/2019	$30.74	22.66%	1.03%	1.01%	1.43%	126%	$4
Class 3
Year Ended 12/31/2023	$42.20	21.23%	0.89% (c)	0.87% (c)	1.82%	182%	$1,219,262
Year Ended 12/31/2022	$34.81	(16.74% )	0.88% (c)	0.88% (c)	1.13%	134%	$1,073,005
Year Ended 12/31/2021	$41.81	14.74%	0.88% (c)	0.88% (c)	0.69%	118%	$1,406,738
Year Ended 12/31/2020	$36.44	17.58%	0.90%	0.89%	1.13%	145%	$1,286,659
Year Ended 12/31/2019	$30.99	22.78%	0.91%	0.88%	1.57%	126%	$1,137,620
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
37

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
38
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
39

Notes to Financial Statements (continued)
December 31, 2023
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,780,733 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(6,600,772)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	3,576,899
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
41

Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	133,376,656
Futures contracts — short	21,959,401
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
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Notes to Financial Statements (continued)
December 31, 2023
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
43

Notes to Financial Statements (continued)
December 31, 2023
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5075% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.6795% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
45

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.74%	0.76%
Class 2	0.99	1.01
Class 3	0.865	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,363,064,678 and $2,405,931,288, respectively, for the year ended December 31, 2023, of which $1,888,230,051 and $1,860,678,676, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
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Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,018,750	5.48	16
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
47

Notes to Financial Statements (continued)
December 31, 2023
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 98.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid
48
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
51

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

52
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
53

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
54
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023
55

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

56
Columbia Variable Portfolio – Balanced Fund  | Annual Report 2023

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Columbia Variable Portfolio – Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7000_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Select Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	13.11	10.18	6.44
Class 2	05/03/10	12.85	9.91	6.18
Class 3	09/15/99	12.97	10.05	6.32
Russell 2000 Value Index		14.65	10.00	6.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	98.1
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Consumer Discretionary	12.4
Consumer Staples	2.0
Energy	6.1
Financials	27.5
Health Care	7.7
Industrials	16.5
Information Technology	8.9
Materials	9.8
Real Estate	6.4
Utilities	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Select Small Cap Value Fund returned 12.85%. The Fund’s benchmark, the Russell 2000 Value Index, returned 14.65% for the same time period.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002.
Although markets ended the year with solid, broad-based results, trajectory throughout the period was neither smooth nor steady. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve, long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington, D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
On the upside, unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors, despite well-publicized concerns about positive results driven by only a few mega-cap stocks associated with AI.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited pivot by the U.S. Federal Reserve (Fed) was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 Index coming close to its all-time best as well. Small-cap stocks, as measured by the Russell 2000 Index, benefited as well and more than recovered from their low point at the end of October.
The Fund’s notable detractors during the period
•
Adverse stock selection within the energy and information technology sectors was the key driver of underperformance during the year, more than offsetting stronger results in the materials, health care and financials sectors.
•
Notable individual detractors included two of the prior year’s top performers, oil equipment and services provider Patterson-UTI Energy, Inc. and exploration and production company Devon Energy Corp. Each fell in concert with the steady decline in oil prices.
•
Auto parts provider Visteon Corp. fell despite posting strong results as investors worried about demand for electric vehicles.
•
Portland General Electric Co. fell, in large part, on worries related to the risks of wildfires in the Northwest, as well an uncertainty about future customer rates.
•
Kentucky-based regional bank Stock Yards Bancorp, Inc. fell in concert with most of the industry following the collapse of Silicon Valley Bank early in the year. Although Stock Yards advanced strongly later in the year, the reversal was insufficient to retrace all of the earlier downturn.
The Fund’s notable contributors during the period
•
Overall sector allocations, which are a byproduct of the Fund’s bottom-up investment process, helped relative results. Overweights to the information technology and industrials sectors were especially effective, as were underweights to the financials, communication services and utilities sectors.
•
Top individual contributors included specialty insurer Radian Group, Inc., which benefited from the continued strength in the housing market. Radian pleased investors with solid results and prudent cost management.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Aerospace materials and components maker ATI, Inc. navigated a volatile year and benefited from the continued recovery in jet airplane production and the company’s continued share gains in key end markets.
•
Semiconductor designer MACOM Technology Solutions Holdings, Inc. rose on strong profitability, robust free cash flow generation and diversified growth.
•
Homebuilder KB Home advanced by maintaining pricing power and sale pace, despite fears of a rising rate environment throughout most of the period. Hospital operator Tenet Healthcare Corp. raised guidance during the period, in addition to reporting strong revenue growth and an impressive earnings beat as its turnaround continued to take hold.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,046.40	1,020.69	4.34	4.28	0.85
Class 2	1,000.00	1,000.00	1,045.10	1,019.45	5.61	5.54	1.10
Class 3	1,000.00	1,000.00	1,045.90	1,020.09	4.95	4.89	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Automobile Components 3.6%
Atmus Filtration Technologies, Inc.(a)	52,560	1,234,635
Visteon Corp.(a)	20,000	2,498,000
Total		3,732,635
Hotels, Restaurants & Leisure 4.1%
Six Flags Entertainment Corp.(a)	81,790	2,051,293
Texas Roadhouse, Inc.	17,879	2,185,350
Total		4,236,643
Household Durables 2.2%
KB Home	35,494	2,216,955
Textiles, Apparel & Luxury Goods 2.2%
Kontoor Brands, Inc.	37,022	2,310,913
Total Consumer Discretionary		12,497,146
Consumer Staples 2.0%
Food Products 2.0%
Nomad Foods Ltd.(a)	119,930	2,032,813
Total Consumer Staples		2,032,813
Energy 6.0%
Energy Equipment & Services 2.1%
Patterson-UTI Energy, Inc.	199,387	2,153,380
Oil, Gas & Consumable Fuels 3.9%
Devon Energy Corp.	35,054	1,587,946
PBF Energy, Inc., Class A	55,000	2,417,800
Total		4,005,746
Total Energy		6,159,126
Financials 26.9%
Banks 13.3%
Axos Financial, Inc.(a)	58,369	3,186,947
First Hawaiian, Inc.	71,929	1,644,297
OceanFirst Financial Corp.	89,044	1,545,804
Pacific Premier Bancorp, Inc.	84,030	2,446,113
Popular, Inc.	31,922	2,619,839
Stock Yards Bancorp, Inc.	44,747	2,304,023
Total		13,747,023
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.5%
PROG Holdings, Inc.(a)	49,550	1,531,590
Financial Services 4.3%
I3 Verticals, Inc.(a)	66,589	1,409,689
Radian Group, Inc.	104,721	2,989,785
Total		4,399,474
Insurance 7.8%
CNO Financial Group, Inc.	72,987	2,036,337
Hanover Insurance Group, Inc. (The)	16,876	2,049,084
Kemper Corp.	50,000	2,433,500
Skyward Specialty Insurance Group, Inc.(a)	45,166	1,530,224
Total		8,049,145
Total Financials		27,727,232
Health Care 7.5%
Biotechnology —%
OmniAb, Inc.(a),(b),(c),(d)	1,403	—
OmniAb, Inc.(a),(b),(c),(d)	1,403	—
Total		—
Health Care Equipment & Supplies 4.4%
CONMED Corp.	21,691	2,375,381
LivaNova PLC(a)	41,393	2,141,674
Total		4,517,055
Health Care Providers & Services 2.9%
Guardant Health, Inc.(a)	30,000	811,500
Tenet Healthcare Corp.(a)	28,670	2,166,592
Total		2,978,092
Pharmaceuticals 0.2%
Ligand Pharmaceuticals, Inc.(a)	3,702	264,397
Total Health Care		7,759,544
Industrials 16.2%
Aerospace & Defense 2.6%
Curtiss-Wright Corp.	11,898	2,650,755
Building Products 2.7%
Zurn Elkay Water Solutions Corp.	92,947	2,733,571
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.6%
Waste Connections, Inc.	11,068	1,652,120
Construction & Engineering 2.7%
Primoris Services Corp.	82,046	2,724,748
Electrical Equipment 2.4%
Bloom Energy Corp., Class A(a)	42,700	631,960
Regal Rexnord Corp.	12,657	1,873,489
Total		2,505,449
Ground Transportation 1.7%
Knight-Swift Transportation Holdings, Inc.	31,071	1,791,243
Passenger Airlines 0.8%
Spirit Airlines, Inc.	48,658	797,505
Professional Services 1.7%
CACI International, Inc., Class A(a)	5,487	1,777,020
Total Industrials		16,632,411
Information Technology 8.7%
Communications Equipment 4.0%
Extreme Networks, Inc.(a)	94,243	1,662,447
Viavi Solutions, Inc.(a)	240,083	2,417,636
Total		4,080,083
Semiconductors & Semiconductor Equipment 4.7%
Kulicke & Soffa Industries, Inc.	29,942	1,638,426
MACOM Technology Solutions Holdings, Inc.(a)	35,000	3,253,250
Total		4,891,676
Total Information Technology		8,971,759
Materials 9.7%
Chemicals 1.6%
Minerals Technologies, Inc.	23,531	1,677,996
Construction Materials 2.7%
Summit Materials, Inc., Class A(a)	70,747	2,720,930
Containers & Packaging 1.8%
O-I Glass, Inc.(a)	114,217	1,870,874
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 3.6%
ATI, Inc.(a)	80,752	3,671,793
Total Materials		9,941,593
Real Estate 6.3%
Health Care REITs 1.5%
Physicians Realty Trust	113,467	1,510,246
Hotel & Resort REITs 1.6%
Apple Hospitality REIT, Inc.	100,000	1,661,000
Industrial REITs 0.6%
First Industrial Realty Trust, Inc.	12,113	637,992
Specialized REITs 2.6%
Gaming and Leisure Properties, Inc.	28,106	1,387,031
Outfront Media, Inc.	90,000	1,256,400
Total		2,643,431
Total Real Estate		6,452,669
Utilities 2.7%
Electric Utilities 2.7%
Portland General Electric Co.	63,743	2,762,622
Total Utilities		2,762,622
Total Common Stocks (Cost $76,751,407)		100,936,915

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(e),(f)	1,936,132	1,935,745
Total Money Market Funds (Cost $1,935,662)		1,935,745
Total Investments in Securities (Cost: $78,687,069)		102,872,660
Other Assets & Liabilities, Net		9,270
Net Assets		102,881,930
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb, Inc.	03/05/2015-06/10/2021	1,403	—	—
OmniAb, Inc.	03/05/2015-06/10/2021	1,403	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	3,775,690	11,178,463	(13,017,931)	(477)	1,935,745	620	114,926	1,936,132
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	12,497,146	—	—	12,497,146
Consumer Staples	2,032,813	—	—	2,032,813
Energy	6,159,126	—	—	6,159,126
Financials	27,727,232	—	—	27,727,232
Health Care	7,759,544	—	0 *	7,759,544
Industrials	16,632,411	—	—	16,632,411
Information Technology	8,971,759	—	—	8,971,759
Materials	9,941,593	—	—	9,941,593
Real Estate	6,452,669	—	—	6,452,669
Utilities	2,762,622	—	—	2,762,622
Total Common Stocks	100,936,915	—	0 *	100,936,915
Money Market Funds	1,935,745	—	—	1,935,745
Total Investments in Securities	102,872,660	—	0 *	102,872,660

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $76,751,407)	$100,936,915
Affiliated issuers (cost $1,935,662)	1,935,745
Receivable for:
Capital shares sold	54,301
Dividends	90,169
Expense reimbursement due from Investment Manager	505
Prepaid expenses	5,172
Total assets	103,022,807
Liabilities
Payable for:
Capital shares redeemed	53,871
Management services fees	2,468
Distribution and/or service fees	468
Service fees	9,471
Compensation of chief compliance officer	18
Accounting services fees	15,045
Compensation of board members	828
Other expenses	4,003
Deferred compensation of board members	54,705
Total liabilities	140,877
Net assets applicable to outstanding capital stock	$102,881,930
Represented by
Trust capital	$102,881,930
Total - representing net assets applicable to outstanding capital stock	$102,881,930
Class 1
Net assets	$8,034,604
Shares outstanding	232,786
Net asset value per share	$34.51
Class 2
Net assets	$41,128,950
Shares outstanding	1,232,136
Net asset value per share	$33.38
Class 3
Net assets	$53,718,376
Shares outstanding	1,581,850
Net asset value per share	$33.96
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$1,710,946
Dividends — affiliated issuers	114,926
Foreign taxes withheld	(9,224)
Total income	1,816,648
Expenses:
Management services fees	856,748
Distribution and/or service fees
Class 2	96,371
Class 3	65,262
Service fees	74,452
Custodian fees	3,472
Printing and postage fees	19,097
Accounting services fees	30,090
Legal fees	13,229
Compensation of chief compliance officer	18
Compensation of board members	11,822
Deferred compensation of board members	7,164
Other	7,622
Total expenses	1,185,347
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,572)
Total net expenses	998,775
Net investment income	817,873
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,143,899
Investments — affiliated issuers	620
Net realized gain	4,144,519
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,887,708
Investments — affiliated issuers	(477)
Net change in unrealized appreciation (depreciation)	6,887,231
Net realized and unrealized gain	11,031,750
Net increase in net assets resulting from operations	$11,849,623
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$817,873	$922,662
Net realized gain	4,144,519	716,005
Net change in unrealized appreciation (depreciation)	6,887,231	(18,255,981)
Net increase (decrease) in net assets resulting from operations	11,849,623	(16,617,314)
Increase (decrease) in net assets from capital stock activity	(6,163,759)	3,994,370
Total increase (decrease) in net assets	5,685,864	(12,622,944)
Net assets at beginning of year	97,196,066	109,819,010
Net assets at end of year	$102,881,930	$97,196,066

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	140,894	4,598,940	135,862	4,408,779
Shares redeemed	(161,637)	(5,057,906)	(60,230)	(1,992,164)
Net increase (decrease)	(20,743)	(458,966)	75,632	2,416,615
Class 2
Shares sold	107,769	3,365,583	194,379	6,051,296
Shares redeemed	(135,170)	(4,203,813)	(117,589)	(3,612,649)
Net increase (decrease)	(27,401)	(838,230)	76,790	2,438,647
Class 3
Shares sold	27,087	865,908	98,522	3,174,445
Shares redeemed	(181,842)	(5,732,471)	(128,382)	(4,035,337)
Net decrease	(154,755)	(4,866,563)	(29,860)	(860,892)
Total net increase (decrease)	(202,899)	(6,163,759)	122,562	3,994,370
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$30.51	0.33	3.67	4.00
Year Ended 12/31/2022	$35.77	0.36	(5.62)	(5.26)
Year Ended 12/31/2021	$27.32	0.20	8.25	8.45
Year Ended 12/31/2020	$25.02	0.11	2.19	2.30
Year Ended 12/31/2019	$21.25	0.16	3.61	3.77
Class 2
Year Ended 12/31/2023	$29.58	0.23	3.57	3.80
Year Ended 12/31/2022	$34.77	0.26	(5.45)	(5.19)
Year Ended 12/31/2021	$26.62	0.11	8.04	8.15
Year Ended 12/31/2020	$24.44	0.05	2.13	2.18
Year Ended 12/31/2019	$20.81	0.10	3.53	3.63
Class 3
Year Ended 12/31/2023	$30.06	0.27	3.63	3.90
Year Ended 12/31/2022	$35.29	0.30	(5.53)	(5.23)
Year Ended 12/31/2021	$26.98	0.15	8.16	8.31
Year Ended 12/31/2020	$24.74	0.08	2.16	2.24
Year Ended 12/31/2019	$21.04	0.14	3.56	3.70

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$34.51	13.11%	1.04%	0.85%	1.02%	19%	$8,035
Year Ended 12/31/2022	$30.51	(14.71% )	1.03%	0.85%	1.14%	7%	$7,735
Year Ended 12/31/2021	$35.77	30.93%	1.04%	0.85%	0.59%	16%	$6,364
Year Ended 12/31/2020	$27.32	9.19%	1.09%	0.86%	0.49%	28%	$4,360
Year Ended 12/31/2019	$25.02	17.74%	1.05%	0.88%	0.68%	21%	$4,280
Class 2
Year Ended 12/31/2023	$33.38	12.85%	1.29%	1.10%	0.75%	19%	$41,129
Year Ended 12/31/2022	$29.58	(14.93% )	1.28%	1.10%	0.84%	7%	$37,261
Year Ended 12/31/2021	$34.77	30.62%	1.29%	1.10%	0.34%	16%	$41,125
Year Ended 12/31/2020	$26.62	8.92%	1.34%	1.11%	0.25%	28%	$29,417
Year Ended 12/31/2019	$24.44	17.44%	1.30%	1.13%	0.44%	21%	$26,851
Class 3
Year Ended 12/31/2023	$33.96	12.97%	1.16%	0.97%	0.87%	19%	$53,718
Year Ended 12/31/2022	$30.06	(14.82% )	1.15%	0.97%	0.95%	7%	$52,200
Year Ended 12/31/2021	$35.29	30.80%	1.16%	0.98%	0.45%	16%	$62,331
Year Ended 12/31/2020	$26.98	9.05%	1.21%	0.99%	0.37%	28%	$48,999
Year Ended 12/31/2019	$24.74	17.59%	1.18%	1.00%	0.57%	21%	$52,643
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.87% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
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Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.85%
Class 2	1.10
Class 3	0.975
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $18,026,212 and $21,215,433, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
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Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 8. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 84.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Select Small Cap Value Fund  | Annual Report 2023
31

Columbia Variable Portfolio – Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7022_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Global Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high total return through income and growth of capital.

Portfolio management
Adrian Hilton
Co-Portfolio Manager
Managed Fund since 2020
Ryan Staszewski, CFA
Co-Portfolio Manager
Managed Fund since 2018
David Janssen, CFA
Co-Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	10.00	2.32	0.55
Class 2	05/03/10	9.47	2.05	0.28
Class 3	05/01/96	9.81	2.18	0.42
Bloomberg Global Aggregate Hedged USD Index		7.15	1.40	2.41
Bloomberg Global Credit Hedged USD Index		8.68	2.17	2.85
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Global Aggregate Hedged USD Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury, and it is hedged back to the US dollar.
The Bloomberg Global Credit Hedged USD Index measures the global investment grade local currency corporate and government-related bond markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Global Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Quality breakdown (%) (at December 31, 2023)
AAA rating	2.2
AA rating	7.3
A rating	10.2
BBB rating	33.0
BB rating	19.8
B rating	12.6
CCC rating	2.4
Not rated	12.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Knoll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Country breakdown (%) (at December 31, 2023)
Angola	0.2
Australia	1.2
Azerbaijan	0.2
Belgium	0.4
Bermuda	0.4
Canada	0.7
Cayman Islands	0.6
Colombia	1.1
Dominican Republic	1.2
Egypt	0.5
Finland	0.1
France	2.5
Germany	4.1
Gibraltar	0.1
Hungary	0.4
India	0.7
Indonesia	1.0
Ireland	0.6
Isle of Man	0.2
Italy	1.3
Ivory Coast	0.6
Jersey	0.4
Kazakhstan	0.2
Liberia	0.2
Luxembourg	1.4
Malaysia	0.2
Mexico	1.2
Country breakdown (%) (at December 31, 2023)
Netherlands	4.2
Oman	0.3
Panama	0.6
Paraguay	0.2
Poland	0.3
Qatar	1.3
Romania	0.3
Saudi Arabia	1.0
Serbia	0.5
Singapore	0.2
South Korea	0.3
Spain	0.7
Sweden	1.2
Switzerland	0.1
Turkey	0.2
United Arab Emirates	1.0
United Kingdom	8.5
United States(a)	57.2
Virgin Islands	0.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2023, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Global Strategic Income Fund returned 9.47%. The Fund’s benchmark, the Bloomberg Global Aggregate Hedged USD Index, returned 7.15% for the same period, and its secondary benchmark, the Bloomberg Global Credit Hedged USD Index, returned 8.68% for the same period.
Market overview
In a sharp reversal from 2022, the Bloomberg Global Aggregate Index, which measures the broad global investment-grade bond market, produced positive returns in 2023. This was attributable primarily to the first and last months of the calendar year when signs that inflation was cooling and other encouraging economic data raised hopes that the U.S. Federal Reserve (Fed) may be approaching the end of its series of interest rate hikes. The fixed-income markets actually struggled amid volatility for much of the annual period.
Given the outsized effect of Fed policy on both other central banks and fixed-income markets around the world during the annual period, a focus on the U.S. seems warranted. Following a strong January, investor sentiment reversed course in February as fresh economic data showed that prices did not decelerate as much as consensus expected, and many more jobs had been created to start the new year. Both of these signals were red flags for the Fed, which had downshifted the pace of its hikes earlier in the month. Corporate earnings added noise to the picture, as more companies began missing estimates, and management teams turned increasingly cautious. As the market accepted that the Fed might still have a way to go in its tightening cycle, yields climbed and credit spreads widened. Interest rate expectations took another turn in mid-March following clear signs of stress in the banking sector. Yields tumbled across the curve, or spectrum of maturities, when regulators shut down two regional U.S. banks. The Fed looked through this financial sector instability and hiked interest rates for a ninth consecutive time. In the second quarter of 2023, the Bloomberg Global Aggregate Index rose modestly. April was a positive month for fixed-income markets, led by a recovery from the indiscriminate selloff in the prior month, but May saw a tenth interest rate hike by the Fed and the potential of a U.S. federal debt crisis. There was then a pause by the Fed in June, but one accompanied by expectations of further interest rate hikes later in the year. As a result, U.S. Treasury yields moved higher.
The U.S. fixed-income market delivered negative returns in the third quarter, reflecting the ongoing upward move in U.S. Treasury yields, though performance for more credit-oriented and less interest rate-sensitive sectors performed better. As expected, the Fed raised its targeted federal fund rate in July. Inflation receded in August, and, in turn, the Fed left interest rates unchanged at 5.25%-5.50% in September, although signaling the possibility of another rate hike before year end. Of greater interest to investors perhaps was the U.S. government’s second-ever credit downgrade in August, with independent ratings agency Fitch noting the high U.S. debt to gross domestic product (GDP) ratio and the likelihood of it increasing. The U.S. Treasury’s ensuing announcement of its higher than expected borrowing intentions over the coming months ignited a dramatic selloff in longer dated U.S. Treasuries. A U.S. government shutdown was also only narrowly avoided at the end of September. Bonds remained pressured in October, with pain to investors driven by a robust jobs report, sticky inflation data and looming concerns around the U.S. Treasury supply.
The Bloomberg Global Aggregate Index rebounded dramatically in November, its best monthly showing since 1995. On November 1, 2023, the U.S. Treasury Department announced it would slow the pace of its longer dated bond issues. Later that same day, the Fed left its rates unchanged. While the pause was widely anticipated, the market appreciated the lack of any surprise hawkishness. Both the 10-year and 30-year U.S. Treasury yields, which had briefly touched 16-year highs in October, began plummeting following both announcements. Slower hiring, easing inflation data and other indicators the economy might be cooling supported falling yields through the month. The bond market rally was then given a boost in December when the Fed voted unanimously to hold rates steady with forecasts indicating three rate cuts in 2024. Increasing hopes for a soft landing, in which inflation cools without a recession, were further supported by data later in the month. U.S. Treasury yields moved lower.
For the annual period as a whole, the bellwether 10-year U.S. Treasury yield ended the calendar year where it began—at 3.88%. The two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, but far more modestly so by the end of 2023. (An inverted yield curve means longer-term U.S. Treasury yields were lower than those of shorter-term U.S. Treasury yields, historically a foreshadow of a recession.) While virtually all segments of the U.S. fixed-income market posted positive returns for the annual period, U.S. Treasuries and securitized bonds as a whole, including mortgage-backed
6
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
securities, commercial mortgage-backed securities and asset-backed securities, were among the weakest performing sectors. Treasury inflation-protected securities also were weak, as inflation levels, while persistently high, did fall significantly from one year prior. Conversely, high-yield corporate bonds, leveraged loans and sovereign emerging markets debt were among the strongest performing fixed-income sectors during the annual period. U.S. investment-grade corporate bonds and municipal bonds more moderately outperformed U.S. Treasuries during the annual period.
The Fund’s notable contributors during the period
•
Overweighted allocations to credit-sensitive sectors were most beneficial to the Fund’s relative results during the annual period, with the largest contributions coming from positioning in high-yield credit in the U.S. and in Europe and emerging market bonds.
•
Among structured securities, positioning in non-agency mortgage-backed securities added most to the Fund’s relative results.
The Fund’s notable detractors during the period
•
The Fund’s duration positioning overall detracted modestly from relative results during the annual period. (Duration is a measure of a fund’s sensitivity to changes in interest rates.)
○
The Fund held a shorter duration than the benchmark to begin the annual period. We then shortened the Fund’s relative duration even more in June 2023. This shorter duration stance proved prudent through the interest rate selloff in October.
○
We then maintained a shorter duration stance but moved closer to the duration of the benchmark in November 2023. However, the strong performance of duration-sensitive assets in November and December caused the Fund to lag the benchmark in returns from duration during the last two months of the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,056.80	1,021.99	3.03	2.97	0.59
Class 2	1,000.00	1,000.00	1,055.20	1,020.74	4.30	4.23	0.84
Class 3	1,000.00	1,000.00	1,055.90	1,021.39	3.64	3.58	0.71
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 7.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cayman Islands 0.6%
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month Term SOFR + 1.732% 04/16/2031	7.126%	500,000	496,982
United States 6.9%
Affirm Asset Securitization Trust(a)
Series 2023-A Class 1A
01/18/2028	6.610%	250,000	250,868
Series 2023-B Class 1A
09/15/2028	6.820%	300,000	304,962
Conn’s Receivables Funding LLC(a)
Series 2023-A Class A
01/17/2028	8.010%	126,265	126,564
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	600,000	559,088
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	259,752	257,624
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	17,657	17,462
Subordinated Series 2022-2A Class C
05/15/2030	8.400%	500,000	509,924
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	400,000	385,249
Netcredit Combined Receivables LLC(a),(c)
Series 2023-A Class A
12/20/2027	7.780%	208,742	208,220
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	201,017	201,158
Pagaya AI Debt Trust(a)
Series 2022-5 Class A
06/17/2030	8.096%	128,315	130,076
Series 2023-3 Class A
12/16/2030	7.600%	210,246	211,375
Series 2023-6 Class A
06/16/2031	7.128%	380,444	381,250
Research-Driven Pagaya Motor Asset Trust(a)
Series 2023-4A Class A
03/25/2032	7.540%	400,000	401,418
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month Term SOFR + 1.352% Floor 1.090% 01/15/2030	6.746%		200,916	200,913
Santander Drive Auto Receivables Trust
Series 2023-2 Class A2
03/16/2026	5.870%		153,972	153,992
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%		236,484	238,134
Series 2023-1A Class A
04/15/2029	7.580%		351,346	354,225
Subordinated Series 2021-1A Class B
12/15/2027	1.840%		284,093	281,967
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%		172,294	166,208
Upstart Structured Pass-Through Trust(a)
Series 2022-1A Class A
04/15/2030	3.400%		311,703	306,240
Total				5,646,917
Total Asset-Backed Securities — Non-Agency (Cost $6,166,059)				6,143,899

Commercial Mortgage-Backed Securities - Non-Agency(d) 1.1%

United Kingdom 0.4%
Tesco Property Finance 3 PLC(a)
04/13/2040	5.744%	GBP	265,634	342,628
United States 0.7%
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%		750,000	352,457
Subordinated Series 2014-USA Class F
09/15/2037	4.373%		160,000	62,054
Hilton USA Trust(a),(e)
Subordinated Series 2016-SFP Class F
11/05/2035	0.000%		550,000	16,462
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%		100,000	95,501
Total				526,474
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,862,381)				869,102

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Convertible Bonds 0.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United States 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%		31,000	16,430
Total Convertible Bonds (Cost $28,736)				16,430

Corporate Bonds & Notes(d) 53.6%

Australia 0.6%
APT Pipelines Ltd.(a)
07/15/2030	2.000%	EUR	300,000	298,604
Ausgrid Finance Pty, Ltd.(a)
10/07/2031	0.875%	EUR	200,000	180,073
Total				478,677
Belgium 0.3%
Anheuser-Busch InBev SA/NV(a)
04/02/2040	3.700%	EUR	150,000	169,240
Telenet Finance Luxembourg Notes Sarl(a)
03/01/2028	3.500%	EUR	100,000	105,191
Total				274,431
Bermuda 0.4%
Bacardi Ltd.(a)
05/15/2048	5.300%		345,000	330,073
Canada 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%		14,000	13,971
01/15/2028	4.375%		80,000	76,424
1375209 BC Ltd.(a)
01/30/2028	9.000%		5,000	4,866
Air Canada(a)
08/15/2026	3.875%		21,000	20,098
Bausch Health Companies, Inc.(a)
10/15/2030	14.000%		1,000	558
Baytex Energy Corp.(a)
04/30/2030	8.500%		38,000	39,314
Clarios Global LP/US Finance Co.(a)
05/15/2028	6.750%		27,000	27,798
GFL Environmental, Inc.(a)
08/01/2025	3.750%		18,000	17,567
12/15/2026	5.125%		14,000	13,799
08/01/2028	4.000%		41,000	37,832
01/15/2031	6.750%		30,000	30,909
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		5,000	4,864
04/01/2029	6.125%		75,000	73,742
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%		39,000	39,019
05/15/2027	8.500%		26,000	26,182
Videotron Ltd.(a)
06/15/2029	3.625%		29,000	26,504
Total				453,447
Colombia 0.2%
Millicom International Cellular SA(a)
03/25/2029	6.250%		180,000	170,883
Finland 0.1%
Teollisuuden Voima OYJ(a)
02/04/2025	2.125%	EUR	100,000	108,112
France 2.3%
Altice France SA(a)
02/01/2027	8.125%		16,000	14,709
01/15/2028	5.500%		24,000	19,737
07/15/2029	5.125%		23,000	17,904
10/15/2029	5.500%		25,000	19,590
Cab SELAS(a)
02/01/2028	3.375%	EUR	100,000	98,280
Credit Agricole SA(a)
02/24/2029	1.125%	EUR	200,000	201,139
Crown European Holdings SA(a)
09/30/2024	2.625%	EUR	100,000	109,015
Elis SA(a)
04/11/2024	1.750%	EUR	100,000	109,523
Faurecia SE(a)
06/15/2027	2.375%	EUR	100,000	104,323
Foncia Management SASU(a)
03/31/2028	3.375%	EUR	100,000	94,711
Getlink SE(a)
10/30/2025	3.500%	EUR	100,000	109,434
Iliad Holding SA(a)
10/15/2026	5.125%	EUR	100,000	109,908
Iliad Holding SAS(a)
10/15/2026	6.500%		54,000	53,879
10/15/2028	7.000%		37,000	36,824
iliad SA(a)
06/17/2026	2.375%	EUR	100,000	105,427
Paprec Holding SA(a)
07/01/2028	3.500%	EUR	100,000	106,357
Rexel SA(a)
06/15/2028	2.125%	EUR	100,000	104,047
SANEF SA(a)
03/16/2026	1.875%	EUR	200,000	213,850
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Valeo(a)
06/18/2025	1.500%	EUR	100,000	106,727
Verallia SA(a)
11/10/2031	1.875%	EUR	100,000	96,899
Total				1,832,283
Germany 3.4%
Amprion GmbH(a)
09/23/2033	0.625%	EUR	400,000	342,793
Aroundtown SA(a)
01/31/2028	1.625%	EUR	300,000	268,940
Bayer AG(a)
05/26/2033	4.625%	EUR	200,000	230,270
Bayer AG(a),(f)
11/12/2079	3.125%	EUR	100,000	99,631
Cheplapharm Arzneimittel GmbH(a)
02/11/2027	3.500%	EUR	100,000	106,945
Commerzbank AG(a)
12/04/2026	0.500%	EUR	350,000	360,035
Deutsche Bank AG(a),(f)
11/19/2030	1.750%	EUR	100,000	95,918
Deutsche Lufthansa AG(a)
02/11/2025	2.875%	EUR	100,000	108,325
Grand City Properties SA(a)
01/11/2028	0.125%	EUR	100,000	92,635
Gruenenthal GmbH(a)
11/15/2026	3.625%	EUR	100,000	108,918
IHO Verwaltungs GmbH(a),(g)
05/15/2028	8.750%	EUR	100,000	120,354
Mahle GmbH(a)
05/14/2028	2.375%	EUR	100,000	94,369
Schaeffler AG(a)
10/12/2028	3.375%	EUR	100,000	106,803
Techem Verwaltungsgesellschaft 674 mbH(a)
07/30/2026	6.000%	EUR	87,920	96,888
thyssenkrupp AG(a)
02/22/2024	2.875%	EUR	100,000	109,899
Vertical Holdco GmbH(a)
07/15/2028	7.625%		10,000	9,875
Vier Gas Transport GmbH(a)
09/10/2029	0.125%	EUR	100,000	94,369
Vonovia SE(a)
06/28/2028	1.875%	EUR	200,000	203,977
ZF Finance GmbH(a)
05/03/2028	2.250%	EUR	100,000	101,403
Total				2,752,347
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Gibraltar 0.1%
888 Acquisitions Ltd.(a)
07/15/2027	7.558%	EUR	100,000	105,588
Ireland 0.5%
AIB Group PLC(a),(f)
Subordinated
05/30/2031	2.875%	EUR	120,000	127,006
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		28,000	25,605
Experian Europe DAC(a)
05/16/2031	1.560%	EUR	200,000	198,810
James Hardie International Finance DAC(a)
01/15/2028	5.000%		23,000	22,354
Total				373,775
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%		200,000	173,817
Italy 1.1%
Autostrade per l’Italia SpA(a)
02/01/2027	1.750%	EUR	100,000	104,436
12/04/2028	2.000%	EUR	200,000	202,793
09/26/2029	1.875%	EUR	200,000	196,494
FIS Fabbrica Italiana Sintetici SpA(a)
08/01/2027	5.625%	EUR	100,000	102,705
Lottomatica SpA(a)
06/01/2028	7.125%	EUR	100,000	116,534
Nexi SpA(a)
04/30/2029	2.125%	EUR	100,000	97,600
Telecom Italia SpA(a)
01/19/2024	3.625%	EUR	100,000	110,281
Total				930,843
Jersey 0.4%
Adient Global Holdings Ltd.(a)
08/15/2024	3.500%	EUR	14,945	16,356
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%		400,000	330,441
Total				346,797
Liberia 0.2%
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%		63,000	60,849
08/31/2026	5.500%		20,000	19,829
07/15/2027	5.375%		11,000	10,833
01/15/2029	8.250%		20,000	21,260
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
01/15/2030	7.250%		24,000	25,060
Total				137,831
Luxembourg 0.9%
Altice Financing SA(a)
01/15/2025	2.250%	EUR	100,000	107,191
Altice France Holding SA(a)
02/15/2028	6.000%		30,000	14,256
Eurofins Scientific SE(a),(f),(h)
	6.750%	EUR	100,000	114,696
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%		75,000	73,039
Garfunkelux Holdco 3 SA(a)
11/01/2025	6.750%	EUR	100,000	87,764
Herens Holdco Sarl(a)
05/15/2028	4.750%		24,000	19,623
ION Trading Technologies Sarl(a)
05/15/2028	5.750%		21,000	18,593
Loarre Investments Sarl(a)
05/15/2029	6.500%	EUR	100,000	108,551
Matterhorn Telecom SA(a)
09/15/2026	3.125%	EUR	100,000	106,837
Sani/Ikos Financial Holdings 1 Sarl(a)
12/15/2026	5.625%	EUR	100,000	104,136
Total				754,686
Netherlands 3.4%
Braskem Netherlands Finance BV(a)
01/31/2050	5.875%		200,000	136,357
Clear Channel International BV(a)
08/01/2025	6.625%		30,000	30,159
Constellium SE(a)
02/15/2026	4.250%	EUR	100,000	109,743
06/15/2028	5.625%		35,000	34,340
04/15/2029	3.750%		43,000	39,130
Darling Global Finance BV(a)
05/15/2026	3.625%	EUR	100,000	108,915
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	200,000	192,260
E.ON International Finance BV(a)
06/03/2030	6.250%	GBP	315,000	435,522
ING Groep NV(a),(f)
02/01/2030	0.250%	EUR	200,000	186,239
LKQ European Holdings BV(a)
04/01/2028	4.125%	EUR	100,000	110,298
Nobel Bidco BV(a)
06/15/2028	3.125%	EUR	100,000	96,596
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%		30,000	27,565
OCI NV(a)
10/15/2025	3.625%	EUR	90,000	98,383
OI European Group BV(a)
02/15/2025	2.875%	EUR	100,000	109,031
Phoenix PIB Dutch Finance BV(a)
08/05/2025	2.375%	EUR	100,000	107,403
PPF Telecom Group BV(a)
03/27/2026	3.125%	EUR	100,000	108,341
Repsol International Finance BV(a),(f),(h)
	3.750%	EUR	100,000	108,133
Summer BidCo BV(a),(g)
11/15/2025	9.000%	EUR	126,870	138,967
Telefonica Europe BV(a),(f),(h)
	3.875%	EUR	100,000	106,945
Teva Pharmaceutical Finance Netherlands II BV
05/09/2027	3.750%	EUR	100,000	106,368
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		17,000	16,727
08/15/2027	8.500%		16,000	15,710
Volkswagen International Finance NV(a)
11/16/2038	4.125%	EUR	100,000	114,492
Vonovia Finance BV(a)
10/07/2039	1.625%	EUR	200,000	152,100
VZ Secured Financing BV(a)
01/15/2032	5.000%		43,000	36,849
Ziggo Bond Co. BV(a)
02/28/2030	5.125%		34,000	28,441
Ziggo Bond Finance BV(a)
01/15/2027	6.000%		15,000	14,638
Ziggo BV(a)
01/15/2030	4.875%		35,000	31,145
Total				2,800,797
Panama 0.1%
Carnival Corp.(a)
03/01/2026	7.625%		25,000	25,428
03/01/2027	5.750%		25,000	24,362
08/01/2028	4.000%		19,000	17,657
08/15/2029	7.000%		7,000	7,301
Total				74,748
Poland 0.3%
Canpack SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%		9,000	8,560
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canpack SA/US LLC(a)
11/01/2027	2.375%	EUR	100,000	101,364
11/15/2029	3.875%		33,000	28,303
InPost SA(a)
07/15/2027	2.250%	EUR	100,000	102,384
Total				240,611
Singapore 0.2%
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%		128,000	128,232
Spain 0.7%
Cellnex Telecom SA(a)
04/20/2027	1.000%	EUR	100,000	101,940
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		18,000	16,366
Grifols SA(a)
11/15/2027	2.250%	EUR	100,000	104,365
Lorca Telecom Bondco SA(a)
09/18/2027	4.000%	EUR	100,000	107,643
NorteGas Energia Distribucion SA(a)
09/28/2027	2.065%	EUR	235,000	244,077
Total				574,391
Sweden 1.1%
Intrum AB(a)
08/15/2025	4.875%	EUR	100,000	102,999
Sagax AB(a)
01/17/2024	2.000%	EUR	365,000	402,424
01/30/2027	1.125%	EUR	300,000	298,004
Verisure Holding AB(a)
02/15/2027	3.250%	EUR	100,000	105,977
Total				909,404
Switzerland 0.1%
SIG Combibloc PurchaseCo Sarl(a)
06/18/2025	2.125%	EUR	100,000	108,053
United Kingdom 7.8%
B&M European Value Retail SA(a)
07/15/2025	3.625%	GBP	100,000	125,049
BAE Systems PLC(a)
02/15/2031	1.900%		350,000	287,842
BAT International Finance PLC(a)
03/25/2025	2.750%	EUR	200,000	217,809
Bellis Acquisition Co. PLC(a)
02/16/2026	3.250%	GBP	100,000	117,992
BP Capital Markets PLC(a),(f),(h)
	3.250%	EUR	200,000	213,338
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cadent Finance PLC(a)
09/22/2024	0.625%	EUR	330,000	355,430
03/11/2032	0.750%	EUR	100,000	89,135
Cadent Finance, PLC(a)
03/19/2030	0.625%	EUR	200,000	186,006
Co-operative Group Holdings Ltd.(a),(f)
07/08/2026	7.500%	GBP	100,000	125,864
DS Smith PLC(a)
07/26/2029	2.875%	GBP	270,000	310,226
07/27/2030	4.500%	EUR	300,000	344,834
HBOS PLC(f)
Subordinated
03/18/2030	4.500%	EUR	255,000	280,582
HSBC Holdings PLC(f)
05/24/2032	2.804%		225,000	187,784
11/22/2032	2.871%		32,000	26,631
INEOS Finance PLC(a)
05/01/2026	2.875%	EUR	100,000	107,083
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%		27,000	28,747
Jaguar Land Rover Automotive PLC(a)
01/15/2026	4.500%	EUR	100,000	110,474
Market Bidco Finco PLC(a)
11/04/2027	5.500%	GBP	100,000	112,257
Marks & Spencer PLC(a)
05/19/2026	3.750%	GBP	100,000	123,539
National Grid Electricity Transmission PLC(a)
07/07/2032	0.823%	EUR	200,000	179,201
NGG Finance PLC(a),(f)
09/05/2082	2.125%	EUR	150,000	150,401
Pinewood Finance Co., Ltd.(a)
09/30/2025	3.250%	GBP	100,000	123,715
Premier Foods Finance PLC(a)
10/15/2026	3.500%	GBP	100,000	118,724
Rolls-Royce PLC
06/18/2026	3.375%	GBP	100,000	120,961
Royal Bank of Scotland Group PLC(a),(f)
03/02/2026	1.750%	EUR	335,000	360,138
Sherwood Financing, PLC(a)
11/15/2026	4.500%	EUR	100,000	101,520
Southern Water Services Finance Ltd.(a)
05/28/2028	2.375%	GBP	200,000	223,190
Synthomer PLC(a)
07/01/2025	3.875%	EUR	100,000	108,909
Thames Water Utilities Finance PLC(a)
01/31/2028	0.875%	EUR	400,000	377,127
01/18/2031	4.375%	EUR	100,000	104,499
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Victoria PLC(a)
08/24/2026	3.625%	EUR	100,000	88,762
Virgin Media Finance PLC(a)
07/15/2030	5.000%		23,000	20,297
Virgin Media Secured Finance PLC(a)
04/15/2027	5.000%	GBP	100,000	123,997
05/15/2029	5.500%		19,000	18,323
Virgin Money UK PLC(a),(f)
06/24/2025	2.875%	EUR	200,000	219,507
Vmed O2 UK Financing I PLC(a)
01/31/2029	4.000%	GBP	100,000	112,870
01/31/2031	4.250%		42,000	36,809
07/15/2031	4.750%		38,000	33,938
Vodafone Group PLC(a),(f)
10/03/2078	4.200%	EUR	100,000	107,635
Western Power Distribution PLC(a)
10/16/2026	3.500%	GBP	205,000	252,431
Total				6,333,576
United States 28.4%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		4,000	3,944
04/15/2029	5.000%		44,000	42,407
Acushnet Co.(a)
10/15/2028	7.375%		5,000	5,223
AdaptHealth LLC(a)
08/01/2029	4.625%		6,000	4,654
03/01/2030	5.125%		19,000	14,965
Aetna, Inc.
08/15/2047	3.875%		35,000	27,419
AG Issuer LLC(a)
03/01/2028	6.250%		15,000	14,908
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%		29,000	30,522
Allegheny Technologies, Inc.
12/01/2027	5.875%		11,000	10,866
10/01/2029	4.875%		5,000	4,689
10/01/2031	5.125%		25,000	23,279
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%		63,000	62,785
04/15/2028	6.750%		40,000	40,953
11/01/2029	5.875%		23,000	21,836
01/15/2031	7.000%		9,000	9,492
Ally Financial, Inc.
05/21/2024	3.875%		8,000	7,924
Subordinated
11/20/2025	5.750%		30,000	29,928
American Airlines, Inc.(a)
05/15/2029	8.500%		10,000	10,578
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		36,767	36,469
04/20/2029	5.750%		67,343	65,688
American Axle & Manufacturing, Inc.
04/01/2027	6.500%		2,000	2,007
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%		81,000	76,855
American Tower Corp.
08/15/2029	3.800%		26,000	24,680
Amgen, Inc.
03/02/2063	5.750%		71,000	74,677
APX Group, Inc.(a)
07/15/2029	5.750%		21,000	19,605
Arches Buyer, Inc.(a)
06/01/2028	4.250%		39,000	35,328
12/01/2028	6.125%		34,000	29,641
Archrock Partners LP/Finance Corp.(a)
04/01/2027	6.875%		20,000	20,104
04/01/2028	6.250%		20,000	19,723
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		67,000	66,701
09/01/2028	2.000%	EUR	100,000	97,803
09/01/2029	4.000%		51,000	43,222
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%		31,000	32,946
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%		15,000	13,500
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%		6,000	5,561
Ashland Services BV(a)
01/30/2028	2.000%	EUR	100,000	102,694
AssuredPartners, Inc.(a)
08/15/2025	7.000%		55,000	55,141
01/15/2029	5.625%		26,000	24,247
AT&T, Inc.
09/04/2036	3.150%	EUR	100,000	102,878
Avantor Funding, Inc.(a)
11/01/2025	2.625%	EUR	100,000	107,911
07/15/2028	4.625%		21,000	20,214
11/01/2029	3.875%		27,000	24,566
Avient Corp.(a)
08/01/2030	7.125%		10,000	10,370
Axalta Coating Systems LLC(a)
02/15/2029	3.375%		17,000	15,290
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%		8,000	7,768
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ball Corp.
03/15/2028	6.875%		8,000	8,282
06/15/2029	6.000%		17,000	17,351
Bank of America Corp.(a),(f)
03/22/2031	0.694%	EUR	700,000	646,324
Bank of America Corp.(f)
07/21/2032	2.299%		600,000	490,097
10/20/2032	2.572%		18,000	14,932
Subordinated
09/21/2036	2.482%		5,000	3,967
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%		20,000	21,110
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%		12,000	11,649
08/01/2030	6.500%		31,000	31,786
Becton Dickinson and Co.
12/15/2026	1.900%	EUR	300,000	320,101
Berkshire Hathaway Finance Corp.
03/18/2030	1.500%	EUR	150,000	150,173
Block, Inc.
06/01/2026	2.750%		94,000	88,518
Boeing Co. (The)
08/01/2059	3.950%		147,000	112,869
Boyd Gaming Corp.(a)
06/15/2031	4.750%		34,000	31,206
Boyne USA, Inc.(a)
05/15/2029	4.750%		24,000	22,628
Broadcom, Inc.(a)
11/15/2036	3.187%		126,000	102,255
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%		36,000	33,748
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%		51,000	46,106
02/15/2030	7.000%		37,000	38,039
Callon Petroleum Co.
07/01/2026	6.375%		44,000	43,909
Callon Petroleum Co.(a)
06/15/2030	7.500%		20,000	20,214
Camelot Finance SA(a)
11/01/2026	4.500%		12,000	11,718
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%		14,000	15,295
Carrier Global Corp.
02/15/2030	2.722%		230,000	205,918
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(a)
03/01/2028	2.375%	EUR	100,000	95,966
02/15/2029	3.125%		6,000	5,253
04/01/2030	3.500%		20,000	17,469
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%		59,000	57,087
03/01/2030	4.750%		45,000	41,163
08/15/2030	4.500%		21,000	18,966
02/01/2031	4.250%		66,000	57,661
02/01/2032	4.750%		58,000	51,141
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%		30,000	25,720
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%		51,000	50,591
CDI Escrow Issuer, Inc.(a)
04/01/2030	5.750%		10,000	9,733
Cedar Fair LP
07/15/2029	5.250%		12,000	11,307
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(a)
05/01/2025	5.500%		25,000	24,872
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%		40,000	39,225
10/01/2028	6.500%		8,000	7,992
Centene Corp.
12/15/2029	4.625%		16,000	15,372
02/15/2030	3.375%		16,000	14,357
10/15/2030	3.000%		312,000	271,583
08/01/2031	2.625%		51,000	42,528
Centennial Resource Production LLC(a)
04/01/2027	6.875%		10,000	10,012
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%		4,000	4,173
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%		12,000	12,231
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		10,000	9,546
03/15/2029	3.750%		13,000	11,970
03/15/2031	4.000%		9,000	8,164
Chart Industries, Inc.(a)
01/01/2030	7.500%		11,000	11,513
Charter Communications Operating LLC/Capital
05/01/2047	5.375%		155,000	132,218
12/01/2061	4.400%		9,000	6,224
06/30/2062	3.950%		2,000	1,271
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%		20,000	19,990
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	24,000	15,666
05/15/2030	5.250%	48,000	40,110
01/15/2032	10.875%	10,000	10,501
Churchill Downs, Inc.(a)
04/01/2027	5.500%	13,000	12,864
05/01/2031	6.750%	9,000	9,142
Cinemark USA, Inc.(a)
03/15/2026	5.875%	19,000	18,667
07/15/2028	5.250%	11,000	10,096
Citigroup, Inc.(f)
06/03/2031	2.572%	170,000	145,224
01/25/2033	3.057%	113,000	96,439
Civitas Resources, Inc.(a)
07/01/2028	8.375%	8,000	8,367
11/01/2030	8.625%	7,000	7,446
07/01/2031	8.750%	41,000	43,560
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	12,000	11,299
07/01/2029	4.875%	61,000	57,247
Clean Harbors, Inc.(a)
02/01/2031	6.375%	3,000	3,050
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	17,000	14,661
09/15/2028	9.000%	19,000	19,828
06/01/2029	7.500%	33,000	27,396
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	19,000	18,123
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	42,000	40,446
02/15/2031	3.750%	51,000	44,963
01/15/2032	3.750%	9,000	7,819
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	64,000	60,805
CMS Energy Corp.
11/15/2025	3.600%	682,000	662,234
CNX Midstream Partners LP(a)
04/15/2030	4.750%	18,000	15,948
CNX Resources Corp.(a)
03/14/2027	7.250%	2,000	2,014
01/15/2029	6.000%	13,000	12,494
01/15/2031	7.375%	5,000	5,052
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	51,000	49,621
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	28,000	27,979
07/01/2025	6.250%	51,000	50,980
07/01/2027	8.125%	73,000	74,816
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comstock Resources, Inc.(a)
03/01/2029	6.750%	12,000	11,024
01/15/2030	5.875%	12,000	10,444
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	53,000	48,525
Constellation Brands, Inc.
05/01/2033	4.900%	193,000	194,205
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	50,000	49,898
CSC Holdings LLC(a)
02/01/2028	5.375%	39,000	34,518
01/15/2030	5.750%	14,000	8,717
12/01/2030	4.125%	47,000	35,728
12/01/2030	4.625%	22,000	13,192
02/15/2031	3.375%	14,000	10,289
11/15/2031	5.000%	5,000	3,005
CVS Health Corp.
07/20/2045	5.125%	147,000	139,319
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	26,000	25,985
DaVita, Inc.(a)
06/01/2030	4.625%	15,000	13,113
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	28,000	27,712
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	22,000	21,629
DISH DBS Corp.
11/15/2024	5.875%	20,000	18,843
07/01/2026	7.750%	18,000	12,566
06/01/2029	5.125%	50,000	25,774
DISH DBS Corp.(a)
12/01/2028	5.750%	21,000	16,980
DISH Network Corp.(a)
11/15/2027	11.750%	40,000	41,727
DT Midstream, Inc.(a)
06/15/2029	4.125%	18,000	16,598
06/15/2031	4.375%	37,000	33,413
DTE Energy Co.
10/01/2026	2.850%	490,000	463,207
Duke Energy Corp.
09/01/2046	3.750%	195,000	150,976
Edison International
11/15/2028	5.250%	24,000	24,164
Element Solutions, Inc.(a)
09/01/2028	3.875%	32,000	29,515
Emera US Finance LP
06/15/2046	4.750%	200,000	164,793
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.375%	EUR	100,000	117,992
12/15/2030	6.625%		47,000	48,271
Encompass Health Corp.
02/01/2028	4.500%		13,000	12,466
Entegris Escrow Corp.(a)
04/15/2029	4.750%		7,000	6,742
06/15/2030	5.950%		30,000	29,809
EQM Midstream Partners LP(a)
07/01/2025	6.000%		20,000	20,024
07/01/2027	6.500%		16,000	16,331
01/15/2029	4.500%		22,000	20,815
01/15/2031	4.750%		61,000	56,960
EQM Midstream Partners LP
07/15/2048	6.500%		23,000	23,738
ERAC USA Finance LLC(a)
05/01/2028	4.600%		109,000	108,491
Exelon Corp.
03/15/2052	4.100%		17,000	13,813
03/15/2053	5.600%		45,000	45,787
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%		31,000	27,213
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	271,000	283,297
FirstEnergy Corp.
03/01/2050	3.400%		38,000	26,953
Ford Motor Credit Co. LLC
09/08/2024	3.664%		91,000	89,441
11/13/2025	3.375%		16,000	15,306
11/25/2025	2.330%	EUR	100,000	107,202
01/08/2026	4.389%		22,000	21,389
05/28/2027	4.950%		83,000	81,035
08/17/2027	4.125%		63,000	59,724
Freeport-McMoRan, Inc.
09/01/2029	5.250%		36,000	36,479
03/15/2043	5.450%		214,000	207,511
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%		20,000	20,587
03/15/2031	8.625%		18,000	18,356
Gates Global LLC/Co.(a)
01/15/2026	6.250%		42,000	42,054
Georgia Power Co.
03/15/2042	4.300%		195,000	172,881
Goldman Sachs Group, Inc. (The)(f)
07/21/2032	2.383%		98,000	80,578
10/21/2032	2.650%		125,000	104,162
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%		52,000	55,169
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%		28,000	25,429
Hanesbrands, Inc.(a)
05/15/2026	4.875%		10,000	9,625
02/15/2031	9.000%		9,000	8,817
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%		47,585	44,926
HB Fuller Co.
10/15/2028	4.250%		27,000	25,380
HCA, Inc.
09/01/2030	3.500%		128,000	116,103
HealthEquity, Inc.(a)
10/01/2029	4.500%		24,000	22,199
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%		24,000	21,923
Herc Holdings, Inc.(a)
07/15/2027	5.500%		21,000	20,754
Hess Midstream Operations LP(a)
02/15/2026	5.625%		42,000	41,707
02/15/2030	4.250%		10,000	9,244
HF Sinclair Corp.(a)
04/15/2027	6.375%		15,000	15,126
02/01/2028	5.000%		39,000	37,761
Hightower Holding LLC(a)
04/15/2029	6.750%		20,000	18,152
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%		25,000	24,952
02/01/2029	5.750%		7,000	6,800
04/15/2030	6.000%		26,000	25,225
02/01/2031	6.000%		36,000	34,663
04/15/2032	6.250%		9,000	8,660
11/01/2033	8.375%		16,000	17,017
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%		13,000	12,962
Honeywell International, Inc.
11/02/2034	4.125%	EUR	334,000	391,512
HUB International Ltd.(a)
05/01/2026	7.000%		99,000	99,144
12/01/2029	5.625%		44,000	42,097
HUB International, Ltd.(a)
06/15/2030	7.250%		49,000	51,731
iHeartCommunications, Inc.
05/01/2026	6.375%		20,082	17,095
05/01/2027	8.375%		25,385	16,473
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		15,000	11,913
01/15/2028	4.750%		25,000	19,235
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%		29,000	27,967
Ingevity Corp.(a)
11/01/2028	3.875%		23,000	20,667
Innophos Holdings, Inc.(a)
02/15/2028	9.375%		15,000	13,642
International Business Machines Corp.
02/06/2031	3.625%	EUR	245,000	278,987
IQVIA, Inc.(a)
05/15/2027	5.000%		20,000	19,684
01/15/2028	2.250%	EUR	100,000	103,635
05/15/2030	6.500%		9,000	9,261
IRB Holding Corp.(a)
06/15/2025	7.000%		51,000	51,052
Iris Holdings, Inc.(a),(g)
02/15/2026	8.750%		14,000	11,906
Iron Mountain, Inc.(a)
09/15/2027	4.875%		61,000	59,439
03/15/2028	5.250%		26,000	25,273
JPMorgan Chase & Co.(a),(f)
07/25/2031	1.001%	EUR	600,000	565,256
JPMorgan Chase & Co.(f)
04/22/2032	2.580%		287,000	242,897
11/08/2032	2.545%		191,000	159,555
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%		4,000	3,706
06/01/2031	4.500%		20,000	17,244
KAR Auction Services, Inc.(a)
06/01/2025	5.125%		8,000	7,854
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		105,000	94,012
09/01/2044	5.400%		40,000	37,531
Kinder Morgan, Inc.
02/15/2046	5.050%		22,000	19,690
Kraft Heinz Foods Co.(a)
05/25/2028	2.250%	EUR	400,000	426,851
L Brands, Inc.(a)
07/01/2025	9.375%		5,000	5,272
10/01/2030	6.625%		6,000	6,138
L Brands, Inc.
06/15/2029	7.500%		9,000	9,377
11/01/2035	6.875%		20,000	20,236
L3Harris Technologies, Inc.
07/31/2033	5.400%		10,000	10,404
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		50,000	49,389
02/01/2027	4.250%		13,000	12,250
06/15/2029	4.750%		50,000	45,087
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	20,000	18,451
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	39,000	36,310
08/01/2031	8.250%	15,000	15,689
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	6,000	5,216
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	5,000	5,223
Lithia Motors, Inc.(a)
01/15/2031	4.375%	10,000	9,103
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	36,000	35,675
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	39,000	18,774
Lowe’s Companies, Inc.
04/01/2062	4.450%	78,000	66,106
09/15/2062	5.800%	17,000	17,967
Madison IAQ LLC(a)
06/30/2028	4.125%	41,000	37,398
06/30/2029	5.875%	16,000	14,115
Matador Resources Co.
09/15/2026	5.875%	50,000	49,600
Matador Resources Co.(a)
04/15/2028	6.875%	11,000	11,201
Match Group Holdings II LLC(a)
10/01/2031	3.625%	25,000	21,599
Match Group, Inc.(a)
12/15/2027	5.000%	41,000	40,029
Mattel, Inc.(a)
04/01/2026	3.375%	8,000	7,618
Meritage Homes Corp.(a)
04/15/2029	3.875%	23,000	21,143
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	24,000	22,344
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	47,000	42,648
Morgan Stanley(f)
07/21/2032	2.239%	15,000	12,257
10/20/2032	2.511%	216,000	179,145
07/21/2034	5.424%	28,000	28,392
Subordinated
09/16/2036	2.484%	100,000	79,377
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	8,000	7,236
10/01/2029	5.250%	102,000	96,326
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Nabors Industries Ltd.(a)
01/15/2026	7.250%		26,000	24,908
01/15/2028	7.500%		26,000	22,621
Nabors Industries, Inc.(a)
05/15/2027	7.375%		10,000	9,809
01/31/2030	9.125%		16,000	16,132
Navient Corp.
03/15/2028	4.875%		26,000	24,167
03/15/2031	11.500%		22,000	24,229
NCL Corp., Ltd.(a)
03/15/2026	5.875%		20,000	19,545
02/15/2029	7.750%		25,000	25,095
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%		40,000	42,623
NCR Corp.(a)
10/01/2028	5.000%		20,000	18,916
04/15/2029	5.125%		7,000	6,666
10/01/2030	5.250%		4,000	3,679
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%		28,000	26,171
Netflix, Inc.
04/15/2028	4.875%		56,000	56,684
11/15/2028	5.875%		17,000	17,958
05/15/2029	4.625%	EUR	250,000	295,070
05/15/2029	6.375%		3,000	3,265
Netflix, Inc.(a)
11/15/2029	5.375%		24,000	24,787
06/15/2030	4.875%		40,000	40,450
New York Life Global Funding(a)
01/09/2030	3.625%	EUR	250,000	284,343
Newell Brands, Inc.
06/01/2025	4.875%		11,000	10,819
09/15/2027	6.375%		6,000	5,986
NextEra Energy Operating Partners LP(a)
10/15/2026	3.875%		31,000	29,559
09/15/2027	4.500%		110,000	105,903
01/15/2029	7.250%		16,000	16,764
NFP Corp.(a)
08/15/2028	4.875%		22,000	21,868
08/15/2028	6.875%		70,000	71,202
10/01/2030	7.500%		30,000	32,035
10/01/2031	8.500%		12,000	12,972
NiSource, Inc.
05/01/2030	3.600%		36,000	33,588
05/15/2047	4.375%		45,000	38,844
Novelis Corp.(a)
11/15/2026	3.250%		16,000	15,057
01/30/2030	4.750%		41,000	38,628
08/15/2031	3.875%		15,000	13,229
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
01/15/2027	6.625%	10,000	10,058
NRG Energy, Inc.(a)
02/15/2029	3.375%	12,000	10,602
02/15/2031	3.625%	95,000	81,719
NuStar Logistics LP
10/01/2025	5.750%	43,000	42,899
06/01/2026	6.000%	20,000	19,944
04/28/2027	5.625%	46,000	45,770
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	30,000	27,123
11/15/2028	9.750%	51,000	54,373
10/01/2029	6.250%	18,000	16,062
OneMain Finance Corp.
01/15/2029	9.000%	13,000	13,749
03/15/2030	7.875%	23,000	23,718
09/15/2030	4.000%	16,000	13,691
Organon Finance 1 LLC(a)
04/30/2028	4.125%	19,000	17,488
04/30/2031	5.125%	58,000	49,441
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	38,000	37,030
01/15/2029	4.250%	9,000	8,114
03/15/2030	4.625%	25,000	22,416
02/15/2031	7.375%	6,000	6,337
Pacific Gas and Electric Co.
07/01/2050	4.950%	65,000	55,742
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	10,000	10,094
10/01/2028	5.875%	10,000	9,836
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	20,000	18,660
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,077,752
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	45,000	43,729
07/01/2029	4.125%	19,000	16,301
Permian Resources Operating LLC(a)
01/15/2032	7.000%	86,000	88,698
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	21,000	19,745
02/15/2029	7.750%	34,000	33,137
Picard Midco, Inc.(a)
03/31/2029	6.500%	52,000	49,581
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	75,000	62,803
Playtika Holding Corp.(a)
03/15/2029	4.250%	51,000	44,702
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
19

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Financial Services Group, Inc. (The)(f)
06/12/2029	5.582%	145,000	147,905
10/20/2034	6.875%	85,000	94,394
Post Holdings, Inc.(a)
03/01/2027	5.750%	50,000	49,871
04/15/2030	4.625%	29,000	26,783
09/15/2031	4.500%	28,000	25,166
Prestige Brands, Inc.(a)
01/15/2028	5.125%	14,000	13,718
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	37,000	34,157
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	22,000	20,107
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	15,000	13,614
03/01/2031	3.875%	52,000	45,863
Raytheon Technologies Corp.
03/15/2032	2.375%	97,000	80,766
Resideo Funding, Inc.(a)
09/01/2029	4.000%	16,000	14,003
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	5,000	5,203
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	4,000	4,124
03/15/2031	7.750%	34,000	36,260
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	10,000	9,526
09/15/2029	4.000%	14,000	12,624
Roblox Corp.(a)
05/01/2030	3.875%	43,000	38,342
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	54,000	46,145
SBA Communications Corp.
02/01/2029	3.125%	32,000	28,804
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	53,000	49,536
Scientific Games International, Inc.(a)
05/15/2028	7.000%	13,000	13,138
11/15/2029	7.250%	8,000	8,203
Scotts Miracle-Gro Co. (The)
02/01/2032	4.375%	15,000	12,818
Seagate HDD Cayman(a)
12/15/2029	8.250%	11,000	11,860
07/15/2031	8.500%	11,000	11,958
Select Medical Corp.(a)
08/15/2026	6.250%	37,000	37,221
Sempra Energy
06/15/2027	3.250%	260,000	246,533
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Service Properties Trust(a)
11/15/2031	8.625%		14,000	14,675
Shea Homes LP/Funding Corp.
02/15/2028	4.750%		18,000	17,059
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%		63,000	61,070
Silgan Holdings, Inc.
06/01/2028	2.250%	EUR	100,000	101,591
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%		44,000	38,152
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%		59,000	55,769
07/01/2030	4.125%		25,000	22,382
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%		30,000	30,074
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%		7,000	7,038
SM Energy Co.
09/15/2026	6.750%		29,000	29,019
Spectrum Brands, Inc.(a)
10/01/2026	4.000%	EUR	100,000	108,988
10/01/2029	5.000%		12,000	11,486
07/15/2030	5.500%		11,000	10,720
03/15/2031	3.875%		14,000	12,714
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%		21,000	22,993
11/15/2030	9.750%		16,000	17,204
Springleaf Finance Corp.
03/15/2025	6.875%		15,000	15,124
11/15/2029	5.375%		2,000	1,873
SRS Distribution, Inc.(a)
07/01/2028	4.625%		24,000	22,860
07/01/2029	6.125%		42,000	39,844
12/01/2029	6.000%		28,000	26,362
Standard Industries, Inc.(a)
02/15/2027	5.000%		10,000	9,751
Star Parent, Inc.(a)
10/01/2030	9.000%		33,000	34,823
Summit Materials LLC /Finance Corp.(a)
01/15/2031	7.250%		24,000	25,306
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%		4,000	3,880
Sunoco LP/Finance Corp.(a)
09/15/2028	7.000%		19,000	19,614
Sunoco LP/Finance Corp.
05/15/2029	4.500%		10,000	9,332
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	8,000	7,978
04/15/2027	10.000%	7,000	7,107
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	9,000	9,015
Tenet Healthcare Corp.
02/01/2027	6.250%	55,000	55,168
11/01/2027	5.125%	18,000	17,609
06/15/2028	4.625%	10,000	9,531
10/01/2028	6.125%	32,000	31,852
01/15/2030	4.375%	37,000	34,346
Tenet Healthcare Corp.(a)
05/15/2031	6.750%	17,000	17,401
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	46,000	44,965
01/15/2030	4.750%	28,000	26,200
T-Mobile US, Inc.
02/15/2029	2.625%	26,000	23,420
02/15/2031	2.875%	422,000	371,635
04/15/2031	3.500%	179,000	163,732
TransDigm, Inc.(a)
03/15/2026	6.250%	128,000	127,848
08/15/2028	6.750%	20,000	20,524
12/15/2030	6.875%	38,000	39,126
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	42,000	38,519
Transocean Aquila Ltd.(a)
09/30/2028	8.000%	27,000	27,554
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	33,000	34,150
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	19,000	16,672
Tronox, Inc.(a)
03/15/2029	4.625%	4,000	3,541
Uber Technologies, Inc.(a)
09/15/2027	7.500%	39,000	40,378
01/15/2028	6.250%	12,000	12,075
08/15/2029	4.500%	45,000	42,924
United Airlines, Inc.(a)
04/15/2026	4.375%	15,000	14,630
United Wholesale Mortgage LLC(a)
04/15/2029	5.500%	2,000	1,893
Univision Communications, Inc.(a)
08/15/2028	8.000%	23,000	23,774
06/30/2030	7.375%	26,000	25,993
US Bancorp(f)
06/12/2034	5.836%	57,000	58,831
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Foods, Inc.(a)
09/15/2028	6.875%	12,000	12,377
02/15/2029	4.750%	28,000	26,636
06/01/2030	4.625%	16,000	14,913
01/15/2032	7.250%	12,000	12,536
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	23,000	22,949
09/01/2027	6.875%	5,000	4,955
USI, Inc.(a)
01/15/2032	7.500%	14,000	14,332
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	35,000	31,519
08/15/2031	4.125%	46,000	40,643
11/01/2033	3.875%	25,000	21,212
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	15,000	15,149
02/01/2029	9.500%	14,000	14,802
06/01/2031	8.375%	27,000	27,006
02/01/2032	9.875%	36,000	37,489
Verizon Communications, Inc.
03/21/2031	2.550%	357,000	307,883
Verscend Escrow Corp.(a)
08/15/2026	9.750%	41,000	41,233
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	34,000	33,349
Viking Cruises Ltd.(a)
09/15/2027	5.875%	10,000	9,745
02/15/2029	7.000%	20,000	19,814
07/15/2031	9.125%	24,000	25,699
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	19,000	18,876
05/01/2029	4.375%	14,000	12,984
10/15/2031	7.750%	25,000	25,971
Warnermedia Holdings, Inc.
03/15/2062	5.391%	69,000	59,340
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	51,000	49,175
Wells Fargo & Co.(f)
07/25/2029	5.574%	17,000	17,356
10/23/2029	6.303%	84,000	88,612
07/25/2034	5.557%	264,000	269,031
10/23/2034	6.491%	8,000	8,713
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	19,000	19,137
06/15/2028	7.250%	27,000	27,745
Western Midstream Operating LP(f)
02/01/2050	5.250%	70,000	62,525
White Cap Buyer LLC(a)
10/15/2028	6.875%	32,000	31,045
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
21

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
08/15/2028	5.300%		38,000	38,905
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%		33,000	26,049
WR Grace Holdings LLC(a)
06/15/2027	4.875%		42,000	40,464
08/15/2029	5.625%		63,000	55,643
03/01/2031	7.375%		5,000	5,003
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%		7,000	6,964
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%		9,000	8,501
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%		54,000	48,940
Total				23,143,417
Virgin Islands 0.2%
Studio City Finance Ltd.(a)
01/15/2029	5.000%		200,000	167,717
Total Corporate Bonds & Notes (Cost $45,524,193)				43,704,536

Foreign Government Obligations(d),(i) 15.0%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2049	9.125%		200,000	163,085
Australia 0.6%
NBN Co., Ltd.(a)
03/15/2029	4.125%	EUR	400,000	460,249
Azerbaijan 0.2%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%		150,000	130,197
Canada 0.1%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%		15,000	14,713
06/01/2027	5.250%		27,000	25,342
11/15/2028	8.500%		8,000	8,396
05/15/2029	4.250%		24,000	20,271
Total				68,722
Colombia 0.8%
Colombia Government International Bond
01/30/2030	3.000%		600,000	505,108
04/15/2031	3.125%		200,000	162,970
Total				668,078
Foreign Government Obligations(d),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic 1.2%
Dominican Republic International Bond(a)
04/20/2027	8.625%		642,000	672,881
09/23/2032	4.875%		150,000	136,616
01/30/2060	5.875%		150,000	129,597
Total				939,094
Egypt 0.4%
Egypt Government International Bond(a)
05/29/2032	7.625%		200,000	138,728
03/01/2049	8.700%		355,000	221,758
Total				360,486
France 0.2%
Electricite de France SA(a),(f),(h)
	6.000%	GBP	100,000	123,888
Germany 0.5%
Bundesrepublik Deutschland Bundesanleihe(a)
02/15/2026	0.500%	EUR	400,000	425,532
Hungary 0.4%
Hungary Government International Bond(a)
09/22/2031	2.125%		375,000	302,037
India 0.7%
Export-Import Bank of India(a)
01/15/2030	3.250%		200,000	182,130
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		400,000	360,714
Total				542,844
Indonesia 1.0%
Indonesia Government International Bond(a)
01/08/2027	4.350%		400,000	397,720
01/15/2045	5.125%		200,000	207,417
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		200,000	192,621
Total				797,758
Ireland 0.1%
Permanent TSB Group Holdings PLC(a),(f)
06/30/2029	6.625%	EUR	100,000	118,257
Italy 0.1%
Banca Monte dei Paschi di Siena SpA(a)
04/28/2025	2.625%	EUR	100,000	107,645
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(d),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		250,000	245,407
06/15/2033	6.125%		200,000	183,835
Total				429,242
Kazakhstan 0.2%
KazMunayGas National Co., JSC(a)
10/24/2048	6.375%		200,000	188,130
Luxembourg 0.4%
P3 Group Sarl(a)
01/26/2029	1.625%	EUR	350,000	339,747
Malaysia 0.2%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		200,000	187,535
Mexico 1.2%
Mexico Government International Bond
05/29/2031	7.750%	MXN	1,010,000	55,652
Petroleos Mexicanos
02/12/2028	5.350%		357,000	309,427
02/16/2032	6.700%		587,000	486,821
01/23/2050	7.690%		150,000	106,853
Total				958,753
Netherlands 0.6%
Stedin Holding NV(a),(f),(h)
	1.500%	EUR	250,000	247,821
TenneT Holding BV(a),(f),(h)
	2.374%	EUR	250,000	267,749
Total				515,570
Oman 0.3%
Oman Government International Bond(a)
01/17/2048	6.750%		200,000	208,917
Panama 0.5%
Panama Government International Bond
01/23/2030	3.160%		200,000	170,515
07/23/2060	3.870%		400,000	239,306
Total				409,821
Paraguay 0.2%
Paraguay Government International Bond(a)
03/30/2050	5.400%		200,000	177,828
Foreign Government Obligations(d),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar 1.2%
Qatar Government International Bond(a)
03/14/2029	4.000%		400,000	396,971
04/16/2030	3.750%		200,000	195,272
04/23/2048	5.103%		250,000	253,204
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	170,168
Total				1,015,615
Romania 0.3%
Romanian Government International Bond(a)
02/14/2051	4.000%		342,000	246,984
Saudi Arabia 0.9%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		300,000	284,245
Saudi Government International Bond(a)
01/21/2055	3.750%		625,000	474,386
Total				758,631
Serbia 0.5%
Serbia International Bond(a)
12/01/2030	2.125%		500,000	400,263
South Korea 0.3%
Korea Treasury Bond
03/10/2028	3.250%	KRW	327,380,000	257,272
Turkey 0.2%
Turkey Government International Bond
01/14/2041	6.000%		200,000	169,508
United Arab Emirates 1.0%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%		250,000	183,479
04/16/2050	3.875%		200,000	167,674
DP World PLC(a)
07/02/2037	6.850%		400,000	440,709
Total				791,862
Total Foreign Government Obligations (Cost $13,367,918)				12,263,550

Residential Mortgage-Backed Securities - Agency 0.9%

United States 0.9%
Federal National Mortgage Association(b),(j)
CMO Series 2019-33 Class SB
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	0.598%		120,137	13,192
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
23

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(j)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	513,884	85,697
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	10.787%	500,000	515,545
Government National Mortgage Association(b),(j)
CMO Series 2017-141 Class ES
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/20/2047	0.728%	85,377	10,935
CMO Series 2018-155 Class ES
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 11/20/2048	0.628%	61,774	6,122
CMO Series 2019-23 Class LS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 02/20/2049	0.578%	254,682	26,627
CMO Series 2019-23 Class SQ
1-month Term SOFR + 6.164% Cap 6.050% 02/20/2049	0.578%	296,852	40,534
CMO Series 2021-46 Class SE
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 03/20/2051	0.828%	275,780	33,910
Total			732,562
Total Residential Mortgage-Backed Securities - Agency (Cost $780,914)			732,562

Residential Mortgage-Backed Securities - Non-Agency 9.2%

United States 9.2%
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	438,036	438,036
CHNGE Mortgage Trust(a),(k)
CMO Series 2023-3 Class M1
07/25/2058	8.258%	300,000	296,499
CIM Trust(a),(k)
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	212,129	208,929
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(b)
Subordinated CMO Series 2019-R01 Class 2B1
30-day Average SOFR + 4.464% 07/25/2031	9.802%	700,000	748,322
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	11.337%	400,000	408,676
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	10.337%	250,000	253,057
Homeward Opportunities Fund I Trust(a),(k)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	389,000	376,770
LHOME Mortgage Trust(a),(k)
CMO Series 2021-RTL3 Class A1
09/25/2026	2.363%	366,956	358,287
New Residential Mortgage Loan Trust(a),(k)
Subordinated CMO Series 2019-RPL3 Class B3
07/25/2059	4.012%	500,000	368,393
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
30-day Average SOFR + 5.364% Floor 5.250% 10/25/2030	10.702%	275,125	283,230
OBX Trust(a),(k)
CMO Series 2021-NQM3 Class A1
07/25/2061	1.054%	341,166	260,701
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month Term SOFR + 2.764% 08/25/2025	8.120%	457,692	457,826
Preston Ridge Partners Mortgage Trust(a),(k)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	86,516	84,152
CMO Series 2022-NQM1 Class M1
08/25/2067	5.460%	248,000	225,099
Pretium Mortgage Credit Partners(a),(k)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	299,127	296,376
SG Residential Mortgage Trust(a),(k)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	400,000	371,889
Stanwich Mortgage Loan Co. LLC(a),(k)
CMO Series 2021-NPB1 Class A2
10/16/2026	4.375%	500,000	443,072
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Triangle Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
1-month Term SOFR + 4.614% Floor 4.500% 08/25/2033	9.970%	500,000	502,416
VCAT Asset Securitization LLC(a),(k)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	300,000	267,643
Verus Securitization Trust(a),(k)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	336,458
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class M1
03/25/2060	5.500%	500,000	482,637
Total			7,468,468
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $7,450,346)			7,468,468

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.2%
Ascend Learning LLC(b),(l)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.956%	32,340	31,738
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.206%	20,000	17,093
Cengage Learning, Inc.(b),(l)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.750% Floor 1.000% 07/14/2026	10.405%	34,610	34,673
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UKG, Inc.(b),(l)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.764%	19,282	19,313
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.764%	38,000	38,007
Total			140,824
Total Senior Loans (Cost $144,002)			140,824

Treasury Bills 1.8%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 1.8%
U.S. Treasury Bills
01/25/2024	5.170%	1,500,000	1,494,286
Total Treasury Bills (Cost $1,494,871)			1,494,286

Money Market Funds 7.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(m),(n)	5,803,366	5,802,206
Total Money Market Funds (Cost $5,801,972)		5,802,206
Total Investments in Securities (Cost $82,621,392)		78,635,863
Other Assets & Liabilities, Net		2,920,603
Net Assets		$81,556,466
At December 31, 2023, securities and/or cash totaling $657,139 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
20,287,000 EUR	22,016,974 USD	Citi	01/16/2024	—	(391,431)
2,710,000 GBP	3,424,967 USD	Wells Fargo	01/16/2024	—	(29,604)
376,767 USD	300,000 GBP	Wells Fargo	01/16/2024	5,658	—
Total				5,658	(421,035)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
25

Portfolio of Investments (continued)
December 31, 2023
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	80	03/2024	USD	9,031,250	328,578	—
U.S. Treasury 5-Year Note	195	03/2024	USD	21,210,820	486,048	—
U.S. Treasury Ultra Bond	11	03/2024	USD	1,469,531	131,858	—
Total					946,484	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(16)	03/2024	EUR	(2,195,520)	—	(59,371)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	5.000	Quarterly	USD	1,584,000	(10,730)	—	—	—	(10,730)
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $56,315,047, which represents 69.05% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)	Valuation based on significant unobservable inputs.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Represents a security in default.
(f)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Perpetual security with no specified maturity date.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(l)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(n)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	4,088,945	44,707,556	(42,994,033)	(262)	5,802,206	288	186,633	5,803,366
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
Currency Legend
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	5,935,679	208,220	6,143,899
Commercial Mortgage-Backed Securities - Non-Agency	—	869,102	—	869,102
Convertible Bonds	—	16,430	—	16,430
Corporate Bonds & Notes	—	43,704,536	—	43,704,536
Foreign Government Obligations	—	12,263,550	—	12,263,550
Residential Mortgage-Backed Securities - Agency	—	732,562	—	732,562
Residential Mortgage-Backed Securities - Non-Agency	—	7,030,432	438,036	7,468,468
Senior Loans	—	140,824	—	140,824
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
27

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Treasury Bills	—	1,494,286	—	1,494,286
Money Market Funds	5,802,206	—	—	5,802,206
Total Investments in Securities	5,802,206	72,187,401	646,256	78,635,863
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,658	—	5,658
Futures Contracts	946,484	—	—	946,484
Liability
Forward Foreign Currency Exchange Contracts	—	(421,035)	—	(421,035)
Futures Contracts	(59,371)	—	—	(59,371)
Swap Contracts	—	(10,730)	—	(10,730)
Total	6,689,319	71,761,294	646,256	79,096,869
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2023 ($)
Asset-Backed Securities — Agency	—	2,741	—	1,273	445,464	(241,258)	—	—	208,220
Residential Mortgage-Backed Securities — Non-Agency	500,000	—	—	—	—	(61,964)	—	—	438,036
Total	500,000	2,741	—	1,273	445,464	(303,222)	—	—	646,256
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2023 was $1,273, which is comprised of Asset-Backed Securities — Non-Agency.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $76,819,420)	$72,833,657
Affiliated issuers (cost $5,801,972)	5,802,206
Cash	404
Foreign currency (cost $1,920,697)	1,965,925
Margin deposits on:
Futures contracts	571,238
Swap contracts	85,901
Unrealized appreciation on forward foreign currency exchange contracts	5,658
Receivable for:
Investments sold	78,330
Dividends	19,937
Interest	825,400
Foreign tax reclaims	2,644
Variation margin for futures contracts	36,011
Variation margin for swap contracts	1,188
Expense reimbursement due from Investment Manager	634
Prepaid expenses	5,181
Total assets	82,234,314
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	421,035
Payable for:
Capital shares redeemed	84,591
Variation margin for futures contracts	5,844
Management services fees	1,454
Distribution and/or service fees	315
Service fees	3,809
Compensation of chief compliance officer	15
Compensation of board members	817
Other expenses	31,790
Deferred compensation of board members	128,178
Total liabilities	677,848
Net assets applicable to outstanding capital stock	$81,556,466
Represented by
Paid in capital	93,784,567
Total distributable earnings (loss)	(12,228,101)
Total - representing net assets applicable to outstanding capital stock	$81,556,466
Class 1
Net assets	$10,269
Shares outstanding	1,316
Net asset value per share(a)	$7.81
Class 2
Net assets	$10,437,552
Shares outstanding	1,363,559
Net asset value per share	$7.65
Class 3
Net assets	$71,108,645
Shares outstanding	9,188,548
Net asset value per share	$7.74

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
29

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$186,633
Interest	3,881,376
Foreign taxes withheld	(3,954)
Total income	4,064,055
Expenses:
Management services fees	521,939
Distribution and/or service fees
Class 2	24,974
Class 3	87,875
Service fees	48,167
Custodian fees	38,018
Printing and postage fees	22,219
Accounting services fees	40,290
Legal fees	12,998
Compensation of chief compliance officer	15
Compensation of board members	11,585
Deferred compensation of board members	13,182
Other	7,367
Total expenses	828,629
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(223,250)
Total net expenses	605,379
Net investment income	3,458,676
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,001,672)
Investments — affiliated issuers	288
Foreign currency translations	65,819
Forward foreign currency exchange contracts	(4,477)
Futures contracts	(1,157,141)
Swap contracts	(117,766)
Net realized loss	(4,214,949)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,403,125
Investments — affiliated issuers	(262)
Foreign currency translations	(8,672)
Forward foreign currency exchange contracts	(426,693)
Futures contracts	1,063,467
Swap contracts	163,331
Net change in unrealized appreciation (depreciation)	8,194,296
Net realized and unrealized gain	3,979,347
Net increase in net assets resulting from operations	$7,438,023
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$3,458,676	$2,874,285
Net realized loss	(4,214,949)	(2,677,091)
Net change in unrealized appreciation (depreciation)	8,194,296	(13,720,830)
Net increase (decrease) in net assets resulting from operations	7,438,023	(13,523,636)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(315)	(332)
Class 2	(308,707)	(326,275)
Class 3	(2,268,288)	(2,643,493)
Total distributions to shareholders	(2,577,310)	(2,970,100)
Decrease in net assets from capital stock activity	(3,868,404)	(5,573,683)
Total increase (decrease) in net assets	992,309	(22,067,419)
Net assets at beginning of year	80,564,157	102,631,576
Net assets at end of year	$81,556,466	$80,564,157

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Distributions reinvested	43	315	42	332
Net increase	43	315	42	332
Class 2
Shares sold	147,425	1,072,823	180,558	1,368,299
Distributions reinvested	42,877	308,707	41,458	326,275
Shares redeemed	(208,049)	(1,516,947)	(153,890)	(1,164,857)
Net increase (decrease)	(17,747)	(135,417)	68,126	529,717
Class 3
Shares sold	176,580	1,305,153	102,644	770,494
Distributions reinvested	312,007	2,268,288	332,515	2,643,493
Shares redeemed	(993,545)	(7,306,743)	(1,242,935)	(9,517,719)
Net decrease	(504,958)	(3,733,302)	(807,776)	(6,103,732)
Total net decrease	(522,662)	(3,868,404)	(739,608)	(5,573,683)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$7.34	0.33	0.39	—	0.72	(0.25)	(0.25)
Year Ended 12/31/2022	$8.77	0.26	(1.42)	—	(1.16)	(0.27)	(0.27)
Year Ended 12/31/2021	$9.01	0.25	(0.13)	—	0.12	(0.36)	(0.36)
Year Ended 12/31/2020	$9.11	0.27	0.09	—	0.36	(0.46)	(0.46)
Year Ended 12/31/2019	$8.21	0.29	0.61	0.00 (d)	0.90	—	—
Class 2
Year Ended 12/31/2023	$7.21	0.31	0.36	—	0.67	(0.23)	(0.23)
Year Ended 12/31/2022	$8.61	0.24	(1.39)	—	(1.15)	(0.25)	(0.25)
Year Ended 12/31/2021	$8.86	0.23	(0.14)	—	0.09	(0.34)	(0.34)
Year Ended 12/31/2020	$8.96	0.24	0.10	—	0.34	(0.44)	(0.44)
Year Ended 12/31/2019	$8.09	0.26	0.61	0.00 (d)	0.87	—	—
Class 3
Year Ended 12/31/2023	$7.28	0.32	0.38	—	0.70	(0.24)	(0.24)
Year Ended 12/31/2022	$8.70	0.25	(1.41)	—	(1.16)	(0.26)	(0.26)
Year Ended 12/31/2021	$8.95	0.24	(0.14)	—	0.10	(0.35)	(0.35)
Year Ended 12/31/2020	$9.05	0.26	0.09	—	0.35	(0.45)	(0.45)
Year Ended 12/31/2019	$8.16	0.27	0.62	0.00 (d)	0.89	—	—

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$7.81	10.00%	0.89%	0.61%	4.47%	38%	$10
Year Ended 12/31/2022	$7.34	(13.49% )	0.87% (c)	0.64% (c)	3.42%	31%	$9
Year Ended 12/31/2021	$8.77	1.37%	0.89% (c)	0.61% (c)	2.87%	42%	$11
Year Ended 12/31/2020	$9.01	4.79%	0.87%	0.60%	3.11%	53%	$11
Year Ended 12/31/2019	$9.11	10.96% (e)	0.87%	0.59%	3.27%	57%	$10
Class 2
Year Ended 12/31/2023	$7.65	9.47%	1.14%	0.86%	4.20%	38%	$10,438
Year Ended 12/31/2022	$7.21	(13.63% )	1.12% (c)	0.89% (c)	3.17%	31%	$9,953
Year Ended 12/31/2021	$8.61	1.03%	1.14% (c)	0.86% (c)	2.62%	42%	$11,301
Year Ended 12/31/2020	$8.86	4.59%	1.12%	0.85%	2.87%	53%	$10,766
Year Ended 12/31/2019	$8.96	10.75% (e)	1.12%	0.84%	3.01%	57%	$10,750
Class 3
Year Ended 12/31/2023	$7.74	9.81%	1.02%	0.74%	4.32%	38%	$71,109
Year Ended 12/31/2022	$7.28	(13.60% )	0.99% (c)	0.76% (c)	3.28%	31%	$70,602
Year Ended 12/31/2021	$8.70	1.14%	1.01% (c)	0.74% (c)	2.74%	42%	$91,320
Year Ended 12/31/2020	$8.95	4.68%	0.99%	0.73%	2.99%	53%	$97,365
Year Ended 12/31/2019	$9.05	10.91% (e)	1.00%	0.72%	3.14%	57%	$102,668
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
33

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
35

Notes to Financial Statements (continued)
December 31, 2023
the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure.  These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
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37

Notes to Financial Statements (continued)
December 31, 2023
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,658
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	946,484 *
Total		952,142

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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	10,730 *
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	421,035
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	59,371 *
Total		491,136

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(117,766)	(117,766)
Foreign exchange risk	(4,477)	—	—	(4,477)
Interest rate risk	—	(1,157,141)	—	(1,157,141)
Total	(4,477)	(1,157,141)	(117,766)	(1,279,384)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	163,331	163,331
Foreign exchange risk	(426,693)	—	—	(426,693)
Interest rate risk	—	1,063,467	—	1,063,467
Total	(426,693)	1,063,467	163,331	800,105
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	19,273,197
Futures contracts — short	1,426,905
Credit default swap contracts — buy protection	683,075
Credit default swap contracts — sell protection	761,582

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	159,919	(169,722)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
39

Notes to Financial Statements (continued)
December 31, 2023
Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Citi ($)	Morgan Stanley ($)	Wells Fargo($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	—	1,188	—	1,188
Forward foreign currency exchange contracts	—	—	5,658	5,658
Total assets	—	1,188	5,658	6,846
Liabilities
Forward foreign currency exchange contracts	391,431	—	29,604	421,035
Total financial and derivative net assets	(391,431)	1,188	(23,946)	(414,189)
Total collateral received (pledged) (b)	—	—	—	—
Net amount (c)	(391,431)	1,188	(23,946)	(414,189)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
41

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
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Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.65% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), provide such services to the Fund.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
43

Notes to Financial Statements (continued)
December 31, 2023
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.59%	0.66%
Class 2	0.84	0.91
Class 3	0.715	0.785
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
44
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(518,941)	518,941	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,577,310	—	2,577,310	2,970,100	—	2,970,100
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,616,402	—	(10,630,415)	(4,137,880)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
83,234,749	1,676,759	(5,814,639)	(4,137,880)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,337,703)	(8,292,712)	(10,630,415)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $27,656,110 and $34,047,506, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
45

Notes to Financial Statements (continued)
December 31, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
46
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
47

Notes to Financial Statements (continued)
December 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
48
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Global Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Global Strategic Income Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
51

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

52
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
53

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
54
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023
55

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

56
Columbia Variable Portfolio – Global Strategic Income Fund  | Annual Report 2023

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Columbia Variable Portfolio – Global Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7008_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.

Portfolio management
Segall Bryant & Hamill, LLC
Mark Dickherber, CFA, CPA
Shaun Nicholson
William Blair Investment Management, LLC
William Heaphy, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	11.38	8.48	4.96
Class 2	05/03/10	11.08	8.21	4.70
Class 3	08/14/01	11.26	8.34	4.83
Russell 2000 Value Index		14.65	10.00	6.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers or a different allocation of the Fund’s assets among subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	97.9
Money Market Funds	2.1
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	0.5
Consumer Discretionary	12.3
Consumer Staples	4.3
Energy	6.5
Financials	17.1
Health Care	6.8
Industrials	24.1
Information Technology	7.8
Materials	8.3
Real Estate	9.0
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
During the annual period ended December 31, 2023, the Fund was managed by two independent money management firms and each invested a portion of the portfolio’s assets. Segall Bryant & Hamill, LLC (Segall Bryant) and William Blair Investment Management, LLC (William Blair) managed approximately 44.8% and 55.2% of the portfolio, respectively.
At December 31, 2023, approximately 85.44% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Partners Small Cap Value Fund returned 11.08%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 14.65% over the same time period.
Market overview
The calendar year 2023 was characterized by uncertainty. From the regional banking crisis in March 2023 to the artificial intelligence (AI) frenzy in early summer to the U.S. Federal Reserve’s (Fed) policy pivot in December, it was not a year marked with tremendous conviction nor a clear direction. After rising sharply in the second and third quarters, interest rates peaked in the fourth quarter, fueled by the potential for a more accommodative Fed policy in 2024, which allowed investors to enjoy a broad‐based relief rally in the fourth quarter. Oil prices peaked in late September and declined sharply throughout the fourth quarter as well. In the fourth quarter, investors bid up cyclicals, small caps and lower quality names which had lagged substantially in the first three quarters of the year.
The Fund’s notable detractors during the period
Segall Bryant
•
The top sector detractors from relative performance during the period included health care, materials and information technology, each driven by security selection and overweight allocations relative to the benchmark.
•
Holdings that detracted most during the period included Orthofix Medical, Inc., ICU Medical, Inc. and Compass Minerals International, Inc.
○
Orthofix Medical announced that its Board of Directors had terminated its Chief Executive Officer, Chief Financial Officer and Chief Legal Officer for cause, which resulted in a significant stock price decline. As a result, we have trimmed this position meaningfully.
○
ICU Medical has struggled since the acquisition of Smith’s Medical assets and faced many quarters of supply chain and inflationary pressures, which has resulted in lower earnings than expected.
○
Compass Minerals International has faced two years of challenging demand trends in its core de-icing salt business, as winter seasons have been less intense with much fewer snow events. The company has also seen a setback in the development of its lithium assets due to uncertainty on regulatory rules in the State of Utah.
William Blair
•
The Fund’s relative underperformance was driven by a combination of stock selection and style observations during the year, given its quality biases compared to the benchmark. Poor stock selection was the largest detractor from relative performance during the period. In late November, the market’s preference for lower quality stocks overshadowed the outperformance of our portion of the Fund compared to the benchmark through most of the year.
•
Portfolio holdings that detracted from performance included Methode Electronics, Inc., Dime Community Bancshares, Inc. and GrafTech International Ltd.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
Methode Electronics has recently struggled due to continued and worse than expected manufacturing inefficiencies and lowered fiscal year 2023 guidance. We believe Methode Electronics is in a difficult position due to worsening margins and high fixed costs to support program launches, which puts the company at the mercy of market demand.
○
Dime Community Bancshares was also a notable detractor during the period. The bank lacked significant sell‐side coverage, relative to its size, and traded at a discounted valuation during the period. Unfortunately, the company was unable to bounce back from the March 2023 regional banking crisis compared to its peers, due to lower earnings expectations and its large amount of uninsured deposits. We no longer hold the position in our portion of the Fund.
○
GrafTech International disappointed during the period. Despite positive cash flows, contracted volumes and soft demand, particularly in Europe, created substantial headwinds for the company in 2023.
The Fund’s notable contributors during the period
Segall Bryant
•
The top three sectors contributing to our portion of Fund performance were: industrials, driven by security selection and an overweight relative to the benchmark; consumer discretionary, driven by security selection and an underweight relative to the benchmark; and communication services, driven by an underweight relative to the benchmark.
•
Among portfolio holdings, CIRCOR International, Inc., Modine Manufacturing Co., and Sterling Infrastructure, Inc. were top contributors to Fund performance during the period.
○
CIRCOR International contributed positively, both on an absolute and relative basis. CIRCOR was acquired by a private equity firm in June 2023, at a significant premium, and as a result, is no longer held in the portfolio.
○
The portfolio also benefited from its holding in Modine Manufacturing. The company’s new management team’s focus and execution on return on invested capital improvement has resulted in its consistently beating earning expectations over the last 12 months. Modine was a positive contributor on both an absolute and relative basis. We have trimmed this position.
○
Sterling Infrastructure has transformed its business over the last several years by allocating capital to businesses that have allowed margins to grow significantly over time. The stock outperformed on an absolute and relative basis, leading us to exit the position.
William Blair
•
Our portion of the Fund benefitted from sector allocation, specifically its relative overweight in the industrials and information technology sectors.
•
Health care holdings were a major contributor to relative performance in our portion of the Fund, particularly a lack of exposure to the poorly performing biotechnology subsector.
•
Performance was also positively impacted by a relative underweight position and outperformance by holdings in the utilities sector, notably an underweight position to the poorly performing gas utilities subsector, which declined by more than 10% during the period.
•
While the Fund’s industrials holdings were unable to keep pace with benchmark constituents, our large relative overweight to this sector contributed to performance during the period.
•
Portfolio holdings that contributed to performance in our portion of the Fund included PGT, Inc., Tri Pointe Homes, Inc. and Taylor Morrison Home Corp.
○
PGT has benefited from raised guidance above consensus estimates and strong execution, as well as rumors of a takeover bid in 2024.
6
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
Tri Pointe Homes benefited from a strong housing market. Despite the debate around the health of the consumer, the housing market has been a relative bright spot. We believe the long‐term dynamic for housing looks strong, given years of underbuilding and a large shortage of homes based on multiple measures.
○
Taylor Morrison Home added to performance in our portion of the Fund. It was our thesis that the company had the potential to improve margins and returns and was well positioned for the long term due to accretive acquisitions and positive synergies. We also believed that the housing demand would outpace supply.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,072.10	1,020.89	4.18	4.08	0.81
Class 2	1,000.00	1,000.00	1,070.90	1,019.65	5.47	5.34	1.06
Class 3	1,000.00	1,000.00	1,071.60	1,020.29	4.80	4.68	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.9%
Issuer	Shares	Value ($)
Communication Services 0.4%
Media 0.4%
John Wiley & Sons, Inc., Class A	86,807	2,755,254
Total Communication Services		2,755,254
Consumer Discretionary 12.1%
Automobile Components 2.8%
Adient PLC(a)	74,667	2,714,892
Gentherm, Inc.(a)	32,293	1,690,861
Goodyear Tire & Rubber Co. (The)(a)	163,949	2,347,750
Modine Manufacturing Co.(a)	109,511	6,537,807
Standard Motor Products, Inc.	93,555	3,724,425
Total		17,015,735
Automobiles 0.6%
Winnebago Industries, Inc.	49,446	3,603,624
Hotels, Restaurants & Leisure 1.7%
Bloomin’ Brands, Inc.	157,267	4,427,066
Cracker Barrel Old Country Store, Inc.	30,571	2,356,413
El Pollo Loco Holdings, Inc.(a)	140,908	1,242,809
Papa John’s International, Inc.	32,001	2,439,436
Total		10,465,724
Household Durables 2.2%
La-Z-Boy, Inc.	120,827	4,460,933
Taylor Morrison Home Corp., Class A(a)	77,844	4,152,978
Tri Pointe Homes, Inc.(a)	114,118	4,039,777
Universal Electronics, Inc.(a)	52,970	497,388
Total		13,151,076
Leisure Products 0.3%
Polaris, Inc.	16,824	1,594,410
Specialty Retail 0.5%
Designer Brands, Inc.	84,770	750,214
Monro, Inc.	80,978	2,375,895
Total		3,126,109
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 4.0%
Carter’s, Inc.	53,280	3,990,139
Gildan Activewear, Inc.	87,541	2,894,105
Oxford Industries, Inc.	31,231	3,123,100
PVH Corp.	34,665	4,233,290
Steven Madden Ltd.	135,531	5,692,302
VF Corp.	228,182	4,289,822
Total		24,222,758
Total Consumer Discretionary		73,179,436
Consumer Staples 4.2%
Food Products 1.8%
Cal-Maine Foods, Inc.	66,959	3,842,777
Hain Celestial Group, Inc. (The)(a)	259,499	2,841,514
TreeHouse Foods, Inc.(a)	98,825	4,096,296
Total		10,780,587
Household Products 1.1%
Central Garden & Pet Co., Class A(a)	86,771	3,821,395
Spectrum Brands Holdings, Inc.	39,085	3,117,810
Total		6,939,205
Personal Care Products 1.3%
Coty, Inc., Class A(a)	425,188	5,280,835
Edgewell Personal Care Co.	64,306	2,355,529
Total		7,636,364
Total Consumer Staples		25,356,156
Energy 6.4%
Energy Equipment & Services 1.8%
Dril-Quip, Inc.(a)	229,274	5,335,206
Expro Group Holdings NV(a)	186,946	2,976,180
Helmerich & Payne, Inc.	68,343	2,475,384
Total		10,786,770
Oil, Gas & Consumable Fuels 4.6%
Chord Energy Corp.	17,776	2,954,905
Matador Resources Co.	105,997	6,026,989
Murphy Oil Corp.	93,937	4,007,352
PBF Energy, Inc., Class A	71,428	3,139,975
Permian Resources Corp.	331,649	4,510,426
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Range Resources Corp.	105,541	3,212,668
SM Energy Co.	99,765	3,862,901
Total		27,715,216
Total Energy		38,501,986
Financials 16.7%
Banks 14.5%
Ameris Bancorp	78,690	4,174,505
Atlantic Union Bankshares Corp.	68,293	2,495,426
Banc of California, Inc.	180,450	2,423,444
Cadence Bank	131,873	3,902,122
Columbia Banking System, Inc.	109,284	2,915,697
Community Bank System, Inc.	53,119	2,768,031
Eastern Bankshares, Inc.	249,685	3,545,527
Enterprise Financial Services Corp.	69,606	3,107,908
First BanCorp	67,439	2,495,917
First Merchants Corp.	82,273	3,050,683
Glacier Bancorp, Inc.	91,427	3,777,764
Hancock Whitney Corp.	127,984	6,218,743
Lakeland Financial Corp.	18,594	1,211,585
National Bank Holdings Corp., Class A	119,179	4,432,267
Old National Bancorp	207,400	3,502,986
Pacific Premier Bancorp, Inc.	173,095	5,038,795
Pinnacle Financial Partners, Inc.	43,682	3,809,944
Seacoast Banking Corp. of Florida	241,494	6,872,919
SouthState Corp.	47,977	4,051,658
Stellar Bancorp, Inc.	98,223	2,734,528
Texas Capital Bancshares, Inc.(a)	109,562	7,080,992
United Community Banks, Inc.	85,574	2,503,895
WaFd, Inc.	93,197	3,071,773
WesBanco, Inc.	85,032	2,667,454
Total		87,854,563
Capital Markets 0.4%
BrightSphere Investment Group, Inc.	119,618	2,291,881
Consumer Finance 0.6%
Green Dot Corp., Class A(a)	76,867	760,983
PRA Group, Inc.(a)	105,637	2,767,690
Total		3,528,673
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 1.2%
Compass Diversified Holdings	171,304	3,845,775
MGIC Investment Corp.	182,726	3,524,784
Total		7,370,559
Total Financials		101,045,676
Health Care 6.6%
Biotechnology 1.5%
Alkermes PLC(a)	82,874	2,298,925
BioCryst Pharmaceuticals, Inc.(a)	254,126	1,522,215
Galapagos NV, ADR(a)	103,078	4,190,121
Geron Corp.(a)	611,903	1,291,115
Total		9,302,376
Health Care Equipment & Supplies 3.1%
Angiodynamics, Inc.(a)	76,690	601,250
Avanos Medical, Inc.(a)	121,741	2,730,651
ICU Medical, Inc.(a)	53,992	5,385,162
Integer Holdings Corp.(a)	46,478	4,605,040
Lantheus Holdings, Inc.(a)	55,174	3,420,788
Orthofix Medical, Inc.(a)	9,384	126,496
SurModics, Inc.(a)	49,833	1,811,429
Total		18,680,816
Health Care Providers & Services 1.6%
AdaptHealth Corp.(a)	287,524	2,096,050
ModivCare, Inc.(a)	25,662	1,128,872
NeoGenomics, Inc.(a)	166,574	2,695,167
Pediatrix Medical Group, Inc.(a)	194,740	1,811,082
Premier, Inc.	72,584	1,622,978
Total		9,354,149
Pharmaceuticals 0.4%
ANI Pharmaceuticals, Inc.(a)	48,792	2,690,391
Total Health Care		40,027,732
Industrials 23.6%
Aerospace & Defense 1.4%
AAR Corp.(a)	44,985	2,807,064
Mercury Systems, Inc.(a)	147,871	5,407,643
Total		8,214,707
Air Freight & Logistics 0.6%
HUB Group, Inc., Class A(a)	41,620	3,826,543
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 3.6%
Apogee Enterprises, Inc.	84,925	4,535,844
Armstrong World Industries, Inc.	44,110	4,336,895
AZZ, Inc.	91,043	5,288,688
PGT, Inc.(a)	83,929	3,415,910
Quanex Building Products Corp.	147,336	4,504,062
Total		22,081,399
Commercial Services & Supplies 3.7%
ABM Industries, Inc.	81,617	3,658,890
Brady Corp., Class A	68,045	3,993,561
Deluxe Corp.	128,307	2,752,185
MillerKnoll, Inc.	86,900	2,318,492
OPENLANE, Inc.(a)	140,808	2,085,366
SP Plus Corp.(a)	144,502	7,405,728
Total		22,214,222
Construction & Engineering 1.2%
Granite Construction, Inc.	103,536	5,265,841
Great Lakes Dredge & Dock Corp.(a)	243,168	1,867,530
Total		7,133,371
Electrical Equipment 2.2%
EnerSys	41,732	4,213,263
GrafTech International Ltd.	449,017	983,347
Regal Rexnord Corp.	39,264	5,811,857
Thermon(a)	74,798	2,436,171
Total		13,444,638
Ground Transportation 1.6%
ArcBest Corp.	27,619	3,320,080
Marten Transport Ltd.	150,062	3,148,301
Werner Enterprises, Inc.	73,970	3,134,109
Total		9,602,490
Machinery 5.2%
Albany International Corp., Class A	38,046	3,736,878
Astec Industries, Inc.	71,530	2,660,916
Columbus McKinnon Corp.	54,848	2,140,169
Enerpac Tool Group Corp.	65,627	2,040,343
Hillenbrand, Inc.	78,437	3,753,211
REV Group, Inc.	309,389	5,621,598
Common Stocks (continued)
Issuer	Shares	Value ($)
SPX Technologies, Inc.(a)	86,928	8,780,597
Terex Corp.	52,048	2,990,678
Total		31,724,390
Professional Services 3.4%
CBIZ, Inc.(a)	57,984	3,629,219
Conduent, Inc.(a)	940,924	3,434,373
CSG Systems International, Inc.	61,025	3,247,140
KBR, Inc.	71,694	3,972,564
Korn/Ferry International	47,440	2,815,564
MAXIMUS, Inc.	43,587	3,655,206
Total		20,754,066
Trading Companies & Distributors 0.7%
Rush Enterprises, Inc., Class A	25,151	1,265,095
Titan Machinery, Inc.(a)	92,774	2,679,313
Total		3,944,408
Total Industrials		142,940,234
Information Technology 7.6%
Communications Equipment 1.4%
ADTRAN Holdings, Inc.	362,866	2,663,436
AudioCodes Ltd.	139,209	1,680,253
Ciena Corp.(a)	37,295	1,678,648
Netscout Systems, Inc.(a)	111,785	2,453,681
Total		8,476,018
Electronic Equipment, Instruments & Components 2.5%
Belden, Inc.	104,215	8,050,609
Knowles Corp.(a)	223,138	3,996,402
Methode Electronics, Inc.	21,174	481,285
Plexus Corp.(a)	26,379	2,852,361
Total		15,380,657
IT Services 0.6%
Perficient, Inc.(a)	54,856	3,610,622
Semiconductors & Semiconductor Equipment 1.2%
Diodes, Inc.(a)	40,156	3,233,361
Kulicke & Soffa Industries, Inc.	70,802	3,874,285
Total		7,107,646
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.9%
Cognyte Software Ltd.(a)	274,781	1,766,842
OneSpan, Inc.(a)	91,836	984,482
Progress Software Corp.	90,965	4,939,399
Verint Systems, Inc.(a)	140,442	3,796,147
Total		11,486,870
Total Information Technology		46,061,813
Materials 8.1%
Chemicals 3.0%
Ecovyst, Inc.(a)	329,504	3,219,254
Element Solutions, Inc.	151,710	3,510,570
Minerals Technologies, Inc.	54,868	3,912,637
Orion SA	145,707	4,040,455
Sensient Technologies Corp.	47,899	3,161,334
Total		17,844,250
Construction Materials 0.7%
Summit Materials, Inc., Class A(a)	112,441	4,324,481
Containers & Packaging 1.7%
Greif, Inc., Class A	45,403	2,977,983
Myers Industries, Inc.	161,128	3,150,052
Silgan Holdings, Inc.	88,561	4,007,385
Total		10,135,420
Metals & Mining 2.4%
Alamos Gold, Inc., Class A	167,015	2,249,692
Commercial Metals Co.	67,939	3,399,668
Compass Minerals International, Inc.	159,267	4,032,640
MP Materials Corp.(a)	96,197	1,909,510
Ryerson Holding Corp.	85,745	2,973,637
Total		14,565,147
Paper & Forest Products 0.3%
Louisiana-Pacific Corp.	29,603	2,096,781
Total Materials		48,966,079
Real Estate 8.9%
Diversified REITs 0.9%
Empire State Realty Trust, Inc., Class A	551,424	5,343,298
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care REITs 0.9%
CareTrust REIT, Inc.	157,065	3,515,115
Physicians Realty Trust	143,321	1,907,602
Total		5,422,717
Hotel & Resort REITs 1.0%
Pebblebrook Hotel Trust	216,850	3,465,263
Sunstone Hotel Investors, Inc.	239,234	2,566,981
Total		6,032,244
Industrial REITs 1.6%
STAG Industrial, Inc.	176,967	6,947,724
Terreno Realty Corp.	42,789	2,681,587
Total		9,629,311
Office REITs 2.0%
Cousins Properties, Inc.	77,079	1,876,873
Equity Commonwealth	536,763	10,305,850
Total		12,182,723
Real Estate Management & Development 0.4%
DigitalBridge Group, Inc.	129,972	2,279,709
Residential REITs 0.9%
Elme Communities	165,220	2,412,212
UMH Properties, Inc.	199,649	3,058,623
Total		5,470,835
Retail REITs 0.7%
Kite Realty Group Trust	194,296	4,441,607
Specialized REITs 0.5%
Four Corners Property Trust, Inc.	109,947	2,781,659
Total Real Estate		53,584,103
Utilities 3.3%
Electric Utilities 1.7%
Allete, Inc.	58,252	3,562,692
OGE Energy Corp.	88,608	3,095,078
PNM Resources, Inc.	78,275	3,256,240
Total		9,914,010
Gas Utilities 0.9%
New Jersey Resources Corp.	59,708	2,661,783
Spire, Inc.	45,798	2,855,047
Total		5,516,830
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.7%
Avista Corp.	45,899	1,640,430
Northwestern Energy Group, Inc.	54,941	2,795,948
Total		4,436,378
Total Utilities		19,867,218
Total Common Stocks (Cost $591,542,060)		592,285,687

Rights 0.0%

Health Care 0.0%
Biotechnology 0.0%
Aduro Biotech CVR(a),(b),(c),(d)	4,550	4,868
Total Health Care		4,868
Industrials —%
Passenger Airlines —%
American Airlines Escrow(a),(b),(d)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		4,868

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(e),(f)	12,671,390	12,668,856
Total Money Market Funds (Cost $12,668,281)		12,668,856
Total Investments in Securities (Cost: $604,210,341)		604,959,411
Other Assets & Liabilities, Net		(124,924)
Net Assets		604,834,487
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $4,868, which represents less than 0.01% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $4,868, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Aduro Biotech CVR	10/21/2021	4,550	—	4,868

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	12,303,713	109,019,676	(108,653,851)	(682)	12,668,856	3,311	836,747	12,671,390
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Abbreviation Legend
ADR	American Depositary Receipt
CVR	Contingent Value Rights
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,755,254	—	—	2,755,254
Consumer Discretionary	73,179,436	—	—	73,179,436
Consumer Staples	25,356,156	—	—	25,356,156
Energy	38,501,986	—	—	38,501,986
Financials	101,045,676	—	—	101,045,676
Health Care	40,027,732	—	—	40,027,732
Industrials	142,940,234	—	—	142,940,234
Information Technology	46,061,813	—	—	46,061,813
Materials	48,966,079	—	—	48,966,079
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	53,584,103	—	—	53,584,103
Utilities	19,867,218	—	—	19,867,218
Total Common Stocks	592,285,687	—	—	592,285,687
Rights
Health Care	—	—	4,868	4,868
Industrials	—	—	0 *	0 *
Total Rights	—	—	4,868	4,868
Money Market Funds	12,668,856	—	—	12,668,856
Total Investments in Securities	604,954,543	—	4,868	604,959,411

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
15

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $591,542,060)	$592,290,555
Affiliated issuers (cost $12,668,281)	12,668,856
Receivable for:
Investments sold	835,025
Capital shares sold	3,763
Dividends	665,635
Foreign tax reclaims	7,321
Expense reimbursement due from Investment Manager	1,341
Prepaid expenses	8,268
Total assets	606,480,764
Liabilities
Payable for:
Investments purchased	616,280
Capital shares redeemed	842,838
Management services fees	14,462
Distribution and/or service fees	348
Service fees	4,038
Compensation of chief compliance officer	107
Compensation of board members	1,215
Other expenses	21,709
Deferred compensation of board members	145,280
Total liabilities	1,646,277
Net assets applicable to outstanding capital stock	$604,834,487
Represented by
Trust capital	$604,834,487
Total - representing net assets applicable to outstanding capital stock	$604,834,487
Class 1
Net assets	$517,746,462
Shares outstanding	14,219,697
Net asset value per share	$36.41
Class 2
Net assets	$13,362,569
Shares outstanding	379,800
Net asset value per share	$35.18
Class 3
Net assets	$73,725,456
Shares outstanding	2,061,304
Net asset value per share	$35.77
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$10,478,380
Dividends — affiliated issuers	836,747
Foreign taxes withheld	(37,305)
Total income	11,277,822
Expenses:
Management services fees	5,035,945
Distribution and/or service fees
Class 2	31,063
Class 3	88,832
Service fees	50,487
Custodian fees	17,808
Printing and postage fees	19,263
Accounting services fees	30,090
Legal fees	19,436
Compensation of chief compliance officer	108
Compensation of board members	18,159
Deferred compensation of board members	15,721
Other	17,609
Total expenses	5,344,521
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(397,387)
Total net expenses	4,947,134
Net investment income	6,330,688
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,324,515
Investments — affiliated issuers	3,311
Net realized gain	6,327,826
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	53,149,235
Investments — affiliated issuers	(682)
Net change in unrealized appreciation (depreciation)	53,148,553
Net realized and unrealized gain	59,476,379
Net increase in net assets resulting from operations	$65,807,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
17

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$6,330,688	$3,566,835
Net realized gain	6,327,826	15,751,833
Net change in unrealized appreciation (depreciation)	53,148,553	(114,532,523)
Net increase (decrease) in net assets resulting from operations	65,807,067	(95,213,855)
Decrease in net assets from capital stock activity	(54,709,759)	(68,297,056)
Total increase (decrease) in net assets	11,097,308	(163,510,911)
Net assets at beginning of year	593,737,179	757,248,090
Net assets at end of year	$604,834,487	$593,737,179

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	206,804	6,824,665	179,875	5,947,452
Shares redeemed	(1,558,467)	(54,879,232)	(1,947,589)	(66,363,768)
Net decrease	(1,351,663)	(48,054,567)	(1,767,714)	(60,416,316)
Class 2
Shares sold	34,160	1,105,378	80,815	2,661,690
Shares redeemed	(44,739)	(1,446,519)	(51,278)	(1,688,812)
Net increase (decrease)	(10,579)	(341,141)	29,537	972,878
Class 3
Shares sold	50,312	1,596,975	12,670	413,447
Shares redeemed	(238,176)	(7,911,026)	(277,160)	(9,267,065)
Net decrease	(187,864)	(6,314,051)	(264,490)	(8,853,618)
Total net decrease	(1,550,106)	(54,709,759)	(2,002,667)	(68,297,056)
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

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Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$32.69	0.37	3.35	3.72
Year Ended 12/31/2022	$37.55	0.19	(5.05)	(4.86)
Year Ended 12/31/2021	$30.28	0.12	7.15	7.27
Year Ended 12/31/2020	$29.04	0.16	1.08	1.24
Year Ended 12/31/2019	$24.24	0.28	4.52	4.80
Class 2
Year Ended 12/31/2023	$31.67	0.28	3.23	3.51
Year Ended 12/31/2022	$36.47	0.11	(4.91)	(4.80)
Year Ended 12/31/2021	$29.47	0.03	6.97	7.00
Year Ended 12/31/2020	$28.34	0.10	1.03	1.13
Year Ended 12/31/2019	$23.71	0.22	4.41	4.63
Class 3
Year Ended 12/31/2023	$32.15	0.32	3.30	3.62
Year Ended 12/31/2022	$36.98	0.15	(4.98)	(4.83)
Year Ended 12/31/2021	$29.85	0.07	7.06	7.13
Year Ended 12/31/2020	$28.67	0.13	1.05	1.18
Year Ended 12/31/2019	$23.96	0.25	4.46	4.71

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$36.41	11.38%	0.89%	0.83%	1.10%	26%	$517,746
Year Ended 12/31/2022	$32.69	(12.94% )	0.89%	0.87%	0.57%	23%	$509,055
Year Ended 12/31/2021	$37.55	24.01%	0.88% (c)	0.88% (c)	0.33%	104%	$651,132
Year Ended 12/31/2020	$30.28	4.27%	0.90%	0.88%	0.68%	91%	$661,480
Year Ended 12/31/2019	$29.04	19.80%	0.89%	0.88%	1.02%	75%	$566,653
Class 2
Year Ended 12/31/2023	$35.18	11.08%	1.15%	1.08%	0.86%	26%	$13,363
Year Ended 12/31/2022	$31.67	(13.16% )	1.14%	1.12%	0.34%	23%	$12,363
Year Ended 12/31/2021	$36.47	23.75%	1.14% (c)	1.13% (c)	0.10%	104%	$13,159
Year Ended 12/31/2020	$29.47	3.99%	1.15%	1.13%	0.41%	91%	$8,133
Year Ended 12/31/2019	$28.34	19.53%	1.14%	1.13%	0.81%	75%	$8,276
Class 3
Year Ended 12/31/2023	$35.77	11.26%	1.02%	0.95%	0.98%	26%	$73,725
Year Ended 12/31/2022	$32.15	(13.06% )	1.01%	0.99%	0.44%	23%	$72,319
Year Ended 12/31/2021	$36.98	23.89%	1.01% (c)	1.01% (c)	0.20%	104%	$92,957
Year Ended 12/31/2020	$29.85	4.12%	1.02%	1.01%	0.54%	91%	$89,057
Year Ended 12/31/2019	$28.67	19.66%	1.01%	1.00%	0.92%	75%	$94,282
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
21

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.86% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
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Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.81%	0.86%
Class 2	1.06	1.11
Class 3	0.935	0.985
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $148,824,415 and $195,753,744, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $767 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to
26
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
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Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
29

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

30
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
32
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

34
Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Partners Small Cap Value Fund  | Annual Report 2023
35

Variable Portfolio – Partners Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7058_12_C01_(02/24)

Annual Report
December 31, 2023
Portfolio Navigator Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Variable Portfolio – Conservative Portfolio
Variable Portfolio – Moderately Conservative Portfolio
Variable Portfolio – Moderate Portfolio
Variable Portfolio – Moderately Aggressive Portfolio
Variable Portfolio – Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Portfolio Navigator Funds | Annual Report 2023

Fund at a Glance
Variable Portfolio – Conservative Portfolio (Unaudited)
Investment objective
Variable Portfolio — Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.

Portfolio management
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	8.65	2.91	2.62
Class 2	05/07/10	8.46	2.66	2.50
Class 4	05/07/10	8.39	2.64	2.50
Blended Benchmark		9.01	3.62	3.44
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Russell 3000 Index		25.96	15.16	11.48
MSCI EAFE Index (Net)		18.24	8.16	4.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds  | Annual Report 2023
3

Fund at a Glance  (continued)
Variable Portfolio – Conservative Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Alternative Strategies Funds	0.1
Equity Funds	18.7
Exchange-Traded Equity Funds	0.5
Fixed Income Funds	70.9
Money Market Funds	7.7
Residential Mortgage-Backed Securities - Agency	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Portfolio Navigator Funds  | Annual Report 2023

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio (Unaudited)
Investment objective
Variable Portfolio — Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.

Portfolio management
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	10.78	4.56	3.66
Class 2	05/07/10	10.50	4.32	3.54
Class 4	05/07/10	10.48	4.31	3.53
Blended Benchmark		11.64	5.44	4.59
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Russell 3000 Index		25.96	15.16	11.48
MSCI EAFE Index (Net)		18.24	8.16	4.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds  | Annual Report 2023
5

Fund at a Glance  (continued)
Variable Portfolio – Moderately Conservative Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Alternative Strategies Funds	0.2
Equity Funds	33.7
Exchange-Traded Equity Funds	1.8
Fixed Income Funds	58.1
Money Market Funds	4.1
Residential Mortgage-Backed Securities - Agency	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6
Portfolio Navigator Funds  | Annual Report 2023

Fund at a Glance
Variable Portfolio – Moderate Portfolio (Unaudited)
Investment objective
Variable Portfolio — Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.

Portfolio management
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	13.22	6.37	4.76
Class 2	05/07/10	12.96	6.12	4.63
Class 4	05/07/10	12.94	6.12	4.63
Blended Benchmark		14.37	7.29	5.77
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Russell 3000 Index		25.96	15.16	11.48
MSCI EAFE Index (Net)		18.24	8.16	4.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds  | Annual Report 2023
7

Fund at a Glance  (continued)
Variable Portfolio – Moderate Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Alternative Strategies Funds	0.3
Equity Funds	46.6
Exchange-Traded Equity Funds	2.6
Fixed Income Funds	42.2
Money Market Funds	5.4
Residential Mortgage-Backed Securities - Agency	2.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8
Portfolio Navigator Funds  | Annual Report 2023

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio (Unaudited)
Investment objective
Variable Portfolio — Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.

Portfolio management
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	15.23	7.82	5.63
Class 2	05/07/10	14.93	7.56	5.50
Class 4	05/07/10	14.91	7.57	5.50
Blended Benchmark		17.14	9.11	6.92
Russell 3000 Index		25.96	15.16	11.48
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
MSCI EAFE Index (Net)		18.24	8.16	4.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds  | Annual Report 2023
9

Fund at a Glance  (continued)
Variable Portfolio – Moderately Aggressive Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Alternative Strategies Funds	0.3
Equity Funds	61.8
Exchange-Traded Equity Funds	3.6
Fixed Income Funds	27.2
Money Market Funds	4.9
Residential Mortgage-Backed Securities - Agency	2.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10
Portfolio Navigator Funds  | Annual Report 2023

Fund at a Glance
Variable Portfolio – Aggressive Portfolio (Unaudited)
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.

Portfolio management
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since February 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	17.51	9.45	6.60
Class 2	05/07/10	17.22	9.19	6.47
Class 4	05/07/10	17.19	9.20	6.47
Blended Benchmark		19.88	10.82	7.96
Russell 3000 Index		25.96	15.16	11.48
MSCI EAFE Index (Net)		18.24	8.16	4.28
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds  | Annual Report 2023
11

Fund at a Glance  (continued)
Variable Portfolio – Aggressive Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Alternative Strategies Funds	0.4
Equity Funds	77.2
Exchange-Traded Equity Funds	4.0
Fixed Income Funds	13.9
Money Market Funds	1.7
Residential Mortgage-Backed Securities - Agency	2.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12
Portfolio Navigator Funds  | Annual Report 2023

MANAGER DISCUSSION OF FUND PERFORMANCE
(Unaudited)
During the 12-month period that ended December 31, 2023, the Funds’ bond benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 25.96%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned 18.24%. While these individual benchmark returns are informative, we believe that the Blended Benchmarks, which are comprised of these individual indices in varying percentages, serve as a more relevant performance comparison for each of the Funds.
•
Variable Portfolio – Conservative Portfolio Class 2 shares returned 8.46%. Its Blended Benchmark returned 9.01%.
•
Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned 10.50%. Its Blended Benchmark returned 11.64%.
•
Variable Portfolio – Moderate Portfolio Class 2 shares returned 12.96%. Its Blended Benchmark returned 14.37%.
•
Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned 14.93%. Its Blended Benchmark returned 17.14%.
•
Variable Portfolio – Aggressive Portfolio Class 2 shares returned 17.22%. Its Blended Benchmark returned 19.88%.
The Funds each experienced an elevated level of portfolio turnover, as compared to the prior fiscal period, as a result of of existing market conditions during the period.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of 18.24%.  In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks rose by 9.83% in the 12-month period.  It is noteworthy that these returns are quoted in U.S. dollar terms.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The Funds’ notable detractors during the period
•
Performance from value-oriented equity managers weighed on results for each of the Funds as growth-oriented stocks outperformed during the period.
•
International equity manager performance also detracted from returns across the Funds.
The Funds’ notable contributors during the period
•
Strong relative performance emanating from U.S. core bond managers contributed to performance in each of the Funds during the period. High-yield and investment-grade credit exposures helped most core bond managers deliver outperformance versus assigned benchmarks.
Portfolio Navigator Funds  | Annual Report 2023
13

MANAGER DISCUSSION OF FUND PERFORMANCE  (continued)
(Unaudited)
•
An overweight allocation to growth-oriented equity managers also benefited performance in each of the Funds during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective partieswho have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14
Portfolio Navigator Funds  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 1	1,000.00	1,000.00	1,039.40	1,024.28	0.66	0.66	0.13	3.20	3.18	0.63
Class 2	1,000.00	1,000.00	1,038.50	1,023.04	1.93	1.92	0.38	4.47	4.44	0.88
Class 4	1,000.00	1,000.00	1,037.80	1,023.04	1.93	1.92	0.38	4.47	4.44	0.88
Variable Portfolio – Moderately Conservative Portfolio
Class 1	1,000.00	1,000.00	1,043.30	1,024.28	0.66	0.66	0.13	3.52	3.48	0.69
Class 2	1,000.00	1,000.00	1,042.60	1,023.04	1.94	1.92	0.38	4.79	4.74	0.94
Class 4	1,000.00	1,000.00	1,042.50	1,023.04	1.94	1.92	0.38	4.79	4.74	0.94
Variable Portfolio – Moderate Portfolio
Class 1	1,000.00	1,000.00	1,049.40	1,024.28	0.66	0.66	0.13	3.63	3.58	0.71
Class 2	1,000.00	1,000.00	1,048.40	1,023.04	1.94	1.92	0.38	4.90	4.84	0.96
Portfolio Navigator Funds  | Annual Report 2023
15

Understanding Your Fund’s Expenses (continued)
(Unaudited)
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 4	1,000.00	1,000.00	1,048.30	1,023.04	1.94	1.92	0.38	4.90	4.84	0.96
Variable Portfolio – Moderately Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,053.90	1,024.23	0.72	0.71	0.14	3.94	3.89	0.77
Class 2	1,000.00	1,000.00	1,052.30	1,022.99	2.00	1.97	0.39	5.22	5.14	1.02
Class 4	1,000.00	1,000.00	1,052.60	1,022.99	2.00	1.97	0.39	5.22	5.14	1.02
Variable Portfolio – Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,057.40	1,024.33	0.62	0.61	0.12	4.10	4.04	0.80
Class 2	1,000.00	1,000.00	1,056.40	1,023.09	1.90	1.87	0.37	5.38	5.30	1.05
Class 4	1,000.00	1,000.00	1,056.30	1,023.09	1.90	1.87	0.37	5.38	5.30	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Variable Portfolio - Conservative Portfolio, account value at the end of the period would have been reduced.
16
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Alternative Strategies Funds 0.1%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	326,590	1,227,979
Total Alternative Strategies Funds (Cost $1,537,610)		1,227,979

Equity Funds 19.1%

Global Real Estate 0.2%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	243,678	1,544,917
International 5.9%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	2,275,201	30,373,927
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	376,066	3,839,639
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	734,667	8,441,326
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	850,114	8,535,142
Total		51,190,034
U.S. Large Cap 11.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	332,313	14,542,018
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	160,585	14,386,773
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	230,102	8,578,216
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,608,486	30,496,901
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	223,316	8,644,555
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	84,796	3,258,715
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	72,186	4,259,725
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	121,673	4,269,515
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	372,213	13,864,919
Total		102,301,337
Equity Funds (continued)
U.S. Small Cap 1.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	199,444	2,588,783
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	241,797	2,816,930
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	100,393	2,915,411
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	77,301	2,814,545
Total		11,135,669
Total Equity Funds (Cost $138,974,811)		166,171,957

Exchange-Traded Equity Funds 0.5%

U.S. Large Cap 0.5%
Vanguard Russell 1000 Growth ETF	55,869	4,358,900
Total Exchange-Traded Equity Funds (Cost $3,912,049)		4,358,900

Fixed Income Funds 72.1%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	627,269	4,930,335
Investment Grade 71.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	13,603,531	116,854,327
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,673,609	25,345,817
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,272,957	25,856,357
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,900,596	34,832,322
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,545,161	60,084,574
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,107,535	104,521,905
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	26,366,581	256,546,837
Total		624,042,139
Total Fixed Income Funds (Cost $735,201,557)		628,972,474
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
17

Portfolio of Investments  (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2023

Residential Mortgage-Backed Securities - Agency 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039	5.000%	2,734,000	2,750,233
01/16/2054	5.500%	15,483,000	15,548,319
Total Residential Mortgage-Backed Securities - Agency (Cost $18,071,551)			18,298,552

Money Market Funds 7.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	68,519,125	68,505,421
Total Money Market Funds (Cost $68,491,064)		68,505,421
Total Investments in Securities (Cost: $966,188,642)		887,535,283
Other Assets & Liabilities, Net		(15,848,804)
Net Assets		871,686,479
At December 31, 2023, securities and/or cash totaling $1,992,130 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	52	03/2024	USD	12,532,000	465,076	—
TOPIX Index	14	03/2024	JPY	331,240,000	12,909	—
U.S. Treasury 10-Year Note	374	03/2024	USD	42,221,094	1,056,621	—
Total					1,534,606	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(60)	03/2024	USD	(6,143,100)	—	(474,574)
SPI 200 Index	(41)	03/2024	AUD	(7,774,625)	—	(126,421)
Total					—	(600,995)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.567	USD	8,700,000	48,195	—	—	48,195	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	66,826,318	53,058,954	(51,394,817)	14,966	68,505,421	—	(8,546)	3,480,912	68,519,125
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	1,317,827	273,419	—	(363,267)	1,227,979	—	—	273,419	326,590
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	15,118,307	432,024	(3,383,469)	2,375,156	14,542,018	—	1,896,647	—	332,313
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	14,721,497	815,651	(2,868,181)	1,717,806	14,386,773	—	1,586,166	—	160,585
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	5,563,850	404,480	(1,622,167)	584,172	4,930,335	—	(377,337)	286,332	627,269
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	123,980,285	3,241,660	(18,359,374)	7,991,756	116,854,327	—	(3,621,647)	2,820,588	13,603,531
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	8,378,625	423,974	(1,943,970)	1,719,587	8,578,216	—	1,425,025	—	230,102
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	27,754,158	1,209,859	(4,509,038)	890,838	25,345,817	—	(49,285)	882,616	2,673,609
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	26,092,209	2,109,736	(4,196,208)	1,850,620	25,856,357	—	(934,237)	881,013	3,272,957
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	31,979,674	1,825,032	(6,915,540)	3,484,761	30,373,927	—	537,949	616,095	2,275,201
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	30,235,241	1,146,705	(7,009,271)	6,124,226	30,496,901	—	1,508,974	—	1,608,486
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	9,212,770	798,602	(1,162,256)	(204,561)	8,644,555	—	702,534	—	223,316
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	2,590,882	585,053	(1,550,731)	963,579	2,588,783	161,951	(596,413)	16,783	199,444
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	2,224,528	—	—	592,402	2,816,930	—	—	—	241,797
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	36,709,649	1,250,138	(4,917,519)	1,790,054	34,832,322	—	(868,750)	998,263	3,900,596
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	64,181,792	2,404,838	(9,718,062)	3,216,006	60,084,574	—	(1,988,209)	2,069,523	6,545,161
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	1,705,058	396,237	(825,808)	269,430	1,544,917	112,811	(179,812)	34,376	243,678
CTIVP® – MFS® Value Fund, Class 1 Shares
	4,512,090	1,604,847	(2,417,108)	(441,114)	3,258,715	—	827,048	—	84,796
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	3,444,817	1,974,259	(6,562,655)	1,143,579	—	—	(632,616)	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	4,329,788	1,604,849	(2,642,002)	967,090	4,259,725	—	456,282	—	72,186
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	4,602,426	1,711,231	(1,662,645)	(381,497)	4,269,515	—	886,388	—	121,673
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
19

Portfolio of Investments  (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	110,197,514	3,184,992	(14,484,103)	5,623,502	104,521,905	—	(2,261,249)	2,665,047	11,107,535
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	271,112,338	8,502,324	(34,529,755)	11,461,930	256,546,837	—	(2,975,368)	7,207,297	26,366,581
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	14,209,954	522,006	(2,196,312)	1,329,271	13,864,919	—	1,828,281	—	372,213
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	4,510,225	177,057	(1,643,351)	795,708	3,839,639	—	(161,114)	66,111	376,066
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	8,393,833	514,913	(1,395,896)	928,476	8,441,326	—	221,676	41,664	734,667
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	9,219,826	611,745	(1,912,615)	616,186	8,535,142	—	663,911	201,405	850,114
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	3,067,135	347,063	(438,419)	(60,368)	2,915,411	—	300,400	—	100,393
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	3,488,352	479,277	(1,597,701)	444,617	2,814,545	—	(75,976)	—	77,301
Total	909,680,968			55,444,911	864,877,831	274,762	(1,889,278)	22,541,444

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2023
Fair value measurements   (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	1,227,979	1,227,979
Equity Funds	—	—	—	166,171,957	166,171,957
Exchange-Traded Equity Funds	4,358,900	—	—	—	4,358,900
Fixed Income Funds	—	—	—	628,972,474	628,972,474
Residential Mortgage-Backed Securities - Agency	—	18,298,552	—	—	18,298,552
Money Market Funds	68,505,421	—	—	—	68,505,421
Total Investments in Securities	72,864,321	18,298,552	—	796,372,410	887,535,283
Investments in Derivatives
Asset
Futures Contracts	1,534,606	—	—	—	1,534,606
Swap Contracts	—	48,195	—	—	48,195
Liability
Futures Contracts	(600,995)	—	—	—	(600,995)
Total	73,797,932	18,346,747	—	796,372,410	888,517,089
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
21

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Alternative Strategies Funds 0.2%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	1,302,472	4,897,294
Total Alternative Strategies Funds (Cost $6,009,397)		4,897,294

Equity Funds 34.3%

Global Real Estate 0.4%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	1,397,341	8,859,142
International 11.8%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	1,003,276	9,872,232
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	7,374,923	98,455,218
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	5,573,660	56,907,065
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	3,771,232	43,331,461
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	4,358,325	43,757,588
Total		252,323,564
U.S. Large Cap 19.9%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	997,122	43,634,073
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	485,149	43,464,488
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,312,396	48,926,116
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	4,587,144	86,972,249
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	1,013,175	39,220,004
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	850,153	32,671,381
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	650,051	38,359,486
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	935,698	32,833,650
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,607,388	59,875,216
Total		425,956,663
Equity Funds (continued)
U.S. Mid Cap 0.7%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	165,712	7,654,214
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	173,170	7,742,429
Total		15,396,643
U.S. Small Cap 1.5%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	604,774	7,849,968
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	707,844	8,246,380
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	302,190	8,775,594
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	215,386	7,842,212
Total		32,714,154
Total Equity Funds (Cost $554,881,021)		735,250,166

Exchange-Traded Equity Funds 1.9%

U.S. Large Cap 1.9%
Vanguard Russell 1000 Growth ETF	505,392	39,430,683
Total Exchange-Traded Equity Funds (Cost $35,387,504)		39,430,683

Fixed Income Funds 59.1%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,663,583	13,075,760
Investment Grade 58.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	21,446,989	184,229,641
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	4,493,077	42,594,375
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,545,973	43,813,188
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	4,856,284	43,366,613
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	15,321,624	140,652,508
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	25,289,237	237,971,717
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2023
Fixed Income Funds (continued)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	57,719,108	561,606,921
Total		1,254,234,963
Total Fixed Income Funds (Cost $1,470,569,966)		1,267,310,723

Residential Mortgage-Backed Securities - Agency 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039	5.000%	6,637,000	6,676,407
01/16/2054	5.500%	37,589,000	37,747,579
Total Residential Mortgage-Backed Securities - Agency (Cost $43,872,888)			44,423,986

Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	89,411,314	89,393,432
Total Money Market Funds (Cost $89,382,034)		89,393,432
Total Investments in Securities (Cost: $2,200,102,810)		2,180,706,284
Other Assets & Liabilities, Net		(37,593,579)
Net Assets		2,143,112,705
At December 31, 2023, securities and/or cash totaling $5,935,746 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	41	03/2024	USD	9,881,000	366,695	—
TOPIX Index	114	03/2024	JPY	2,697,240,000	105,118	—
U.S. Treasury 10-Year Note	622	03/2024	USD	70,217,969	2,126,066	—
Total					2,597,879	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(114)	03/2024	USD	(5,892,090)	—	(279,592)
Russell 2000 Index E-mini	(104)	03/2024	USD	(10,648,040)	—	(822,594)
SPI 200 Index	(272)	03/2024	AUD	(51,578,000)	—	(838,700)
Total					—	(1,940,886)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.567	USD	21,300,000	117,995	—	—	117,995	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
23

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	95,077,223	74,065,072	(79,756,083)	7,220	89,393,432	—	404	4,809,816	89,411,314
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	5,394,952	1,153,883	(233,266)	(1,418,275)	4,897,294	—	(63,835)	1,122,079	1,302,472
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	44,049,756	—	(5,903,089)	5,487,406	43,634,073	—	7,215,183	—	997,122
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	44,239,078	—	(4,846,915)	4,072,325	43,464,488	—	5,781,223	—	485,149
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	13,923,806	721,324	(2,693,397)	1,124,027	13,075,760	—	(547,911)	721,324	1,663,583
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	9,019,348	10,402	—	842,482	9,872,232	—	—	10,402	1,003,276
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	191,465,292	4,348,635	(22,979,496)	11,395,210	184,229,641	—	(4,501,355)	4,348,635	21,446,989
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	44,059,699	—	(4,862,739)	9,729,156	48,926,116	—	7,506,955	—	1,312,396
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	53,416,954	1,470,905	(13,888,543)	1,595,059	42,594,375	—	(49,579)	1,470,905	4,493,077
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	42,700,027	1,657,172	(2,515,966)	1,971,955	43,813,188	—	(463,602)	1,450,500	5,545,973
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	105,027,505	2,011,968	(23,759,358)	15,175,103	98,455,218	—	(2,323,346)	2,011,968	7,374,923
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	88,536,016	—	(14,480,102)	12,916,335	86,972,249	—	9,536,815	—	4,587,144
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	42,328,225	71,916	(3,798,925)	618,788	39,220,004	—	1,454,977	—	1,013,175
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	8,030,769	611,340	(2,909,080)	2,116,939	7,849,968	553,713	(1,124,590)	57,377	604,774
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	6,512,163	—	—	1,734,217	8,246,380	—	—	—	707,844
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	45,089,654	1,222,370	(4,938,066)	1,992,655	43,366,613	—	(833,856)	1,222,370	4,856,284
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	146,490,749	4,702,565	(16,428,258)	5,887,452	140,652,508	—	(2,991,585)	4,702,565	15,321,624
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	8,428,721	790,600	(1,065,282)	705,103	8,859,142	591,286	(342,190)	180,179	1,397,341
CTIVP® – MFS® Value Fund, Class 1 Shares
	38,463,176	161,311	(6,487,739)	534,633	32,671,381	—	2,123,928	—	850,153
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	25,446,429	6,334,579	(33,700,257)	1,919,249	—	—	2,630,555	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	34,640,016	6,094,000	(5,962,223)	3,587,693	38,359,486	—	9,154,114	—	650,051
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	37,974,107	225,724	(2,659,505)	(2,706,676)	32,833,650	—	5,975,917	—	935,698
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	248,935,545	5,997,045	(28,166,816)	11,205,943	237,971,717	—	(3,525,603)	5,997,045	25,289,237
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	8,122,141	151	(446,593)	(21,485)	7,654,214	—	770,585	—	165,712
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	7,566,648	91	(661,693)	837,383	7,742,429	—	950,001	—	173,170
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	578,525,501	15,488,816	(59,156,199)	26,748,803	561,606,921	—	(8,132,942)	15,488,816	57,719,108
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	58,116,466	—	(3,823,483)	5,582,233	59,875,216	—	7,613,991	—	1,607,388
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	57,054,632	1,003,959	(11,851,710)	10,700,184	56,907,065	—	(2,053,459)	849,921	5,573,660
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	37,160,787	969,891	(150,081)	5,350,864	43,331,461	—	3,656	194,687	3,771,232
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	45,195,328	1,003,854	(7,955,119)	5,513,525	43,757,588	—	739,160	1,003,854	4,358,325
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	9,912,719	16,636	(1,295,855)	142,094	8,775,594	—	573,868	—	302,190
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,576,080	483,344	—	782,788	7,842,212	—	—	—	215,386
Total	2,187,479,512			146,130,388	2,096,851,615	1,144,999	35,077,479	45,642,443

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
25

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2023
Fair value measurements   (continued)
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	4,897,294	4,897,294
Equity Funds	—	—	—	735,250,166	735,250,166
Exchange-Traded Equity Funds	39,430,683	—	—	—	39,430,683
Fixed Income Funds	—	—	—	1,267,310,723	1,267,310,723
Residential Mortgage-Backed Securities - Agency	—	44,423,986	—	—	44,423,986
Money Market Funds	89,393,432	—	—	—	89,393,432
Total Investments in Securities	128,824,115	44,423,986	—	2,007,458,183	2,180,706,284
Investments in Derivatives
Asset
Futures Contracts	2,597,879	—	—	—	2,597,879
Swap Contracts	—	117,995	—	—	117,995
Liability
Futures Contracts	(1,940,886)	—	—	—	(1,940,886)
Total	129,481,108	44,541,981	—	2,007,458,183	2,181,481,272
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Alternative Strategies Funds 0.2%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	10,079,487	37,898,871
Total Alternative Strategies Funds (Cost $46,680,182)		37,898,871

Equity Funds 47.9%

Global Real Estate 0.6%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	13,653,074	86,560,490
International 14.9%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	3,173,029	31,222,606
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	66,763,165	891,288,257
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	39,078,646	398,992,975
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	33,683,425	387,022,549
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	37,992,938	381,449,102
Total		2,089,975,489
U.S. Large Cap 29.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	8,929,170	390,740,463
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	3,950,813	353,953,366
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	12,347,952	460,331,650
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	39,573,990	750,322,857
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	10,078,822	390,151,197
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	8,491,680	326,335,273
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	7,257,756	428,280,178
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	9,149,196	321,045,271
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	18,272,965	680,667,947
Total		4,101,828,202
Equity Funds (continued)
U.S. Mid Cap 1.1%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,697,467	78,406,012
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,775,857	79,398,545
Total		157,804,557
U.S. Small Cap 2.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	6,211,436	80,624,442
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	6,197,818	72,204,579
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	2,466,538	71,628,264
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,595,955	58,108,700
Total		282,565,985
Total Equity Funds (Cost $4,921,409,224)		6,718,734,723

Exchange-Traded Equity Funds 2.7%

U.S. Mid Large Cap 2.7%
iShares Russell 1000 Growth Index Fund	1,241,336	376,335,836
Total Exchange-Traded Equity Funds (Cost $337,738,099)		376,335,836

Fixed Income Funds 43.3%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	10,825,069	85,085,042
Investment Grade 42.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	123,175,700	1,058,079,262
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	18,794,852	178,175,199
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	76,608,735	605,209,005
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	27,662,905	247,029,739
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	76,660,687	703,745,107
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	134,290,018	1,263,669,073
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
27

Portfolio of Investments  (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2023
Fixed Income Funds (continued)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	198,552,901	1,931,919,727
Total		5,987,827,112
Total Fixed Income Funds (Cost $7,065,567,721)		6,072,912,154

Residential Mortgage-Backed Securities - Agency 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039	5.000%	62,601,000	62,972,693
01/16/2054	5.500%	354,550,000	356,045,758
Total Residential Mortgage-Backed Securities - Agency (Cost $413,820,359)			419,018,451

Money Market Funds 5.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	749,526,190	749,376,285
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 5.042%(a),(d)	26,853,593	26,853,593
Total Money Market Funds (Cost $776,114,980)		776,229,878
Total Investments in Securities (Cost: $13,561,330,565)		14,401,129,913
Other Assets & Liabilities, Net		(370,209,522)
Net Assets		14,030,920,391
At December 31, 2023, securities and/or cash totaling $40,089,853 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	500	03/2024	USD	120,500,000	4,471,885	—
TOPIX Index	959	03/2024	JPY	22,689,940,000	884,278	—
Total					5,356,163	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(662)	03/2024	USD	(67,778,870)	—	(5,236,130)
SPI 200 Index	(2,153)	03/2024	AUD	(408,262,625)	—	(6,638,678)
Total					—	(11,874,808)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.567	USD	312,323,000	1,730,168	—	—	1,730,168	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
28
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	745,326,127	509,392,503	(505,358,041)	15,696	749,376,285	—	52,060	39,192,343	749,526,190
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	44,271,607	9,159,207	(4,817,344)	(10,714,599)	37,898,871	—	(1,299,162)	9,159,207	10,079,487
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	343,745,896	—	(19,712,924)	66,707,491	390,740,463	—	37,638,931	—	8,929,170
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	345,716,005	—	(31,881,273)	40,118,634	353,953,366	—	38,179,288	—	3,950,813
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	85,694,124	4,605,505	(12,572,167)	7,357,580	85,085,042	—	(3,691,732)	4,605,505	10,825,069
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	28,525,217	32,899	—	2,664,490	31,222,606	—	—	32,899	3,173,029
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 5.042%
	30,273,440	1,348,064	(4,767,911)	—	26,853,593	—	—	1,348,725	26,853,593
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,024,292,470	24,252,634	(37,400,166)	46,934,324	1,058,079,262	—	(8,222,219)	24,252,635	123,175,700
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	417,796,622	—	(32,305,171)	74,840,199	460,331,650	—	89,275,474	—	12,347,952
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	244,354,498	6,019,582	(79,164,894)	6,966,013	178,175,199	—	(53,924)	6,019,582	18,794,852
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	579,316,486	19,791,837	(17,627,381)	23,728,063	605,209,005	—	(3,363,929)	19,791,837	76,608,735
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	906,703,495	17,801,965	(151,438,163)	118,220,960	891,288,257	—	(5,050,588)	17,801,965	66,763,165
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	690,837,982	—	(73,627,158)	133,112,033	750,322,857	—	48,635,609	—	39,573,990
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	383,676,504	—	(10,181,686)	16,656,379	390,151,197	—	3,503,660	—	10,078,822
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	79,556,468	6,244,876	(17,392,904)	12,216,002	80,624,442	5,658,524	(2,374,077)	586,353	6,211,436
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	57,019,926	—	—	15,184,653	72,204,579	—	—	—	6,197,818
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	244,681,647	6,779,645	(13,028,652)	8,597,099	247,029,739	—	(1,995,509)	6,779,645	27,662,905
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	676,098,346	22,607,555	(12,058,007)	17,097,213	703,745,107	—	(2,515,835)	22,607,555	76,660,687
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	79,532,870	7,362,951	(5,601,801)	5,266,470	86,560,490	5,643,305	(1,791,268)	1,719,646	13,653,074
CTIVP® – MFS® Value Fund, Class 1 Shares
	384,035,812	—	(59,607,228)	1,906,689	326,335,273	—	24,431,823	—	8,491,680
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	242,615,387	57,034,000	(235,614,740)	(64,034,647)	—	—	107,135,304	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
29

Portfolio of Investments  (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	335,039,301	57,034,000	(37,587,642)	73,794,519	428,280,178	—	59,036,577	—	7,257,756
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	377,465,325	—	(32,514,721)	(23,905,333)	321,045,271	—	55,602,078	—	9,149,196
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	1,372,810,669	30,281,648	(207,621,758)	68,198,514	1,263,669,073	—	(23,068,924)	30,281,648	134,290,018
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	81,004,603	—	(2,083,419)	(515,172)	78,406,012	—	8,019,869	—	1,697,467
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	73,328,923	—	(3,211,445)	9,281,067	79,398,545	—	8,436,866	—	1,775,857
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	1,900,522,345	51,914,722	(94,867,652)	74,350,312	1,931,919,727	—	(10,907,216)	51,914,722	198,552,901
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	626,802,486	—	(66,293,323)	120,158,784	680,667,947	—	25,647,321	—	18,272,965
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	394,919,281	5,804,387	(62,244,928)	60,514,235	398,992,975	—	(778,242)	5,804,387	39,078,646
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	304,630,004	47,746,825	(14,675,712)	49,321,432	387,022,549	—	50,634	1,595,825	33,683,425
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	386,447,388	9,023,816	(68,603,371)	54,581,269	381,449,102	—	(3,069,196)	9,023,816	37,992,938
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	78,335,746	—	(5,133,514)	(1,573,968)	71,628,264	—	7,174,281	—	2,466,538
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	52,171,749	—	—	5,936,951	58,108,700	—	—	—	1,595,955
Total	13,617,548,749			1,012,983,352	13,605,775,626	11,301,829	444,637,954	252,518,295

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
30
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2023
Fair value measurements   (continued)
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	37,898,871	37,898,871
Equity Funds	—	—	—	6,718,734,723	6,718,734,723
Exchange-Traded Equity Funds	376,335,836	—	—	—	376,335,836
Fixed Income Funds	—	—	—	6,072,912,154	6,072,912,154
Residential Mortgage-Backed Securities - Agency	—	419,018,451	—	—	419,018,451
Money Market Funds	776,229,878	—	—	—	776,229,878
Total Investments in Securities	1,152,565,714	419,018,451	—	12,829,545,748	14,401,129,913
Investments in Derivatives
Asset
Futures Contracts	5,356,163	—	—	—	5,356,163
Swap Contracts	—	1,730,168	—	—	1,730,168
Liability
Futures Contracts	(11,874,808)	—	—	—	(11,874,808)
Total	1,146,047,069	420,748,619	—	12,829,545,748	14,396,341,436
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
31

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	4,398,624	16,538,827
Total Alternative Strategies Funds (Cost $20,198,641)		16,538,827

Equity Funds 62.9%

Global Real Estate 0.8%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	7,347,424	46,582,672
International 19.3%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	1,313,530	12,925,130
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	32,808,548	437,994,121
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	22,939,827	234,215,635
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	19,741,194	226,826,314
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	21,800,114	218,873,146
Total		1,130,834,346
U.S. Large Cap 38.6%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	4,173,045	182,612,439
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,015,660	180,582,948
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	6,941,993	258,797,490
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	19,854,174	376,435,147
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	5,425,885	210,036,008
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	5,456,437	209,690,869
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	349,525	16,190,017
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	4,431,670	261,512,843
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	6,021,990	211,311,619
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	9,710,348	361,710,477
Total		2,268,879,857
Equity Funds (continued)
U.S. Mid Cap 1.6%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	981,112	45,317,568
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,036,099	46,324,004
Total		91,641,572
U.S. Small Cap 2.6%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	3,634,887	47,180,839
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	3,620,358	42,177,170
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,317,876	38,271,108
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	774,717	28,207,432
Total		155,836,549
Total Equity Funds (Cost $2,744,629,511)		3,693,774,996

Exchange-Traded Equity Funds 3.6%

U.S. Large Cap 1.8%
Vanguard Russell 1000 Growth ETF	1,367,885	106,722,387
U.S. Mid Large Cap 1.8%
iShares Russell 1000 Growth Index Fund	352,010	106,718,872
Total Exchange-Traded Equity Funds (Cost $191,633,982)		213,441,259

Fixed Income Funds 27.7%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	3,819,260	30,019,382
Investment Grade 27.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	44,879,165	385,512,030
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,062,989	57,477,139
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	11,097,507	87,670,305
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,965,592	88,992,734
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	32,221,904	295,797,074
The accompanying Notes to Financial Statements are an integral part of this statement.
32
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2023
Fixed Income Funds (continued)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	25,153,590	236,695,284
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	45,561,848	443,316,783
Total		1,595,461,349
Total Fixed Income Funds (Cost $1,906,098,131)		1,625,480,731

Residential Mortgage-Backed Securities - Agency 2.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039	5.000%	19,500,000	19,615,781
01/16/2054	5.500%	110,443,000	110,908,932
Total Residential Mortgage-Backed Securities - Agency (Cost $128,905,501)			130,524,713

Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	295,349,656	295,290,586
Total Money Market Funds (Cost $295,252,820)		295,290,586
Total Investments in Securities (Cost: $5,286,718,586)		5,975,051,112
Other Assets & Liabilities, Net		(101,856,346)
Net Assets		5,873,194,766
At December 31, 2023, securities and/or cash totaling $24,921,106 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	237	03/2024	USD	57,117,000	2,119,673	—
TOPIX Index	562	03/2024	JPY	13,296,920,000	518,211	—
U.S. Treasury 10-Year Note	2,567	03/2024	USD	289,790,234	7,903,675	—
Total					10,541,559	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(567)	03/2024	USD	(58,052,295)	—	(4,484,721)
SPI 200 Index	(1,350)	03/2024	AUD	(255,993,750)	—	(4,162,664)
Total					—	(8,647,385)
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	318,715,176	305,594,798	(329,006,841)	(12,547)	295,290,586	—	35,544	16,129,086	295,349,656
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	20,189,894	4,045,005	(3,094,077)	(4,601,995)	16,538,827	—	(733,506)	4,045,005	4,398,624
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	169,937,192	—	(15,737,371)	28,412,618	182,612,439	—	21,866,933	—	4,173,045
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
33

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	170,874,472	—	(13,392,534)	23,101,010	180,582,948	—	15,750,279	—	2,015,660
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	30,161,052	1,609,537	(4,012,075)	2,260,868	30,019,382	—	(951,539)	1,609,537	3,819,260
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	11,775,267	46,846	—	1,103,017	12,925,130	—	—	13,581	1,313,530
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	379,561,492	8,742,329	(21,437,305)	18,645,514	385,512,030	—	(4,069,826)	8,741,421	44,879,165
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	235,966,126	—	(27,108,567)	49,939,931	258,797,490	—	41,525,726	—	6,941,993
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	82,071,941	1,841,016	(28,726,982)	2,291,164	57,477,139	—	78,107	1,840,442	6,062,989
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	82,256,131	2,936,175	(566,093)	3,044,092	87,670,305	—	(109,615)	2,812,950	11,097,507
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	443,746,187	8,588,268	(72,696,019)	58,355,685	437,994,121	—	(3,035,213)	8,588,268	32,808,548
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	341,335,829	—	(33,244,174)	68,343,492	376,435,147	—	21,310,967	—	19,854,174
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	215,562,674	—	(8,212,478)	2,685,812	210,036,008	—	8,148,055	—	5,425,885
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	45,634,649	3,581,378	(12,700,314)	10,665,126	47,180,839	3,245,111	(5,005,153)	336,268	3,634,887
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	33,307,293	—	—	8,869,877	42,177,170	—	—	—	3,620,358
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	88,054,356	2,412,440	(4,604,265)	3,130,203	88,992,734	—	(666,377)	2,409,573	9,965,592
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	293,668,586	9,512,558	(16,578,299)	9,194,229	295,797,074	—	(2,787,426)	9,511,910	32,221,904
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	45,957,672	4,094,238	(7,967,552)	4,498,314	46,582,672	3,136,020	(2,609,286)	955,618	7,347,424
CTIVP® – MFS® Value Fund, Class 1 Shares
	236,752,233	181	(33,776,349)	6,714,804	209,690,869	—	9,972,852	—	5,456,437
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	153,254,557	30,456,289	(164,556,255)	(2,964,574)	16,190,017	—	31,836,074	—	349,525
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	207,951,964	30,456,000	(22,665,772)	45,770,651	261,512,843	—	34,873,364	—	4,431,670
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	232,621,303	762	(23,254,826)	1,944,380	211,311,619	—	18,431,871	—	6,021,990
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	236,249,331	5,756,821	(14,840,565)	9,529,697	236,695,284	—	(1,799,323)	5,756,528	25,153,590
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	46,685,717	—	(1,511,546)	143,397	45,317,568	—	4,163,248	—	981,112
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	42,303,631	—	(1,785,786)	5,806,159	46,324,004	—	4,386,729	—	1,036,099
The accompanying Notes to Financial Statements are an integral part of this statement.
34
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	445,027,292	11,938,002	(33,237,890)	19,589,379	443,316,783	—	(4,715,277)	11,937,635	45,561,848
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	328,439,887	—	(16,278,743)	49,549,333	361,710,477	—	26,725,211	—	9,710,348
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	234,180,190	3,542,135	(39,287,997)	35,781,307	234,215,635	—	(668,863)	3,360,202	22,939,827
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	178,998,034	22,973,308	(3,617,484)	28,472,456	226,826,314	—	24,388	937,693	19,741,194
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	214,833,718	5,135,731	(31,976,437)	30,880,134	218,873,146	—	(1,793,246)	5,012,365	21,800,114
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	41,766,885	564	(4,512,181)	1,015,840	38,271,108	—	1,901,749	—	1,317,876
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	25,158,518	164,982	—	2,883,932	28,207,432	—	—	—	774,717
Total	5,632,999,249			525,043,305	5,631,085,140	6,381,131	212,086,447	83,998,082

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
35

Portfolio of Investments  (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2023
Fair value measurements   (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	16,538,827	16,538,827
Equity Funds	—	—	—	3,693,774,996	3,693,774,996
Exchange-Traded Equity Funds	213,441,259	—	—	—	213,441,259
Fixed Income Funds	—	—	—	1,625,480,731	1,625,480,731
Residential Mortgage-Backed Securities - Agency	—	130,524,713	—	—	130,524,713
Money Market Funds	295,290,586	—	—	—	295,290,586
Total Investments in Securities	508,731,845	130,524,713	—	5,335,794,554	5,975,051,112
Investments in Derivatives
Asset
Futures Contracts	10,541,559	—	—	—	10,541,559
Liability
Futures Contracts	(8,647,385)	—	—	—	(8,647,385)
Total	510,626,019	130,524,713	—	5,335,794,554	5,976,945,286
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
36
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Alternative Strategies Funds 0.4%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	2,322,160	8,731,324
Total Alternative Strategies Funds (Cost $10,902,413)		8,731,324

Equity Funds 79.0%

Global Real Estate 1.0%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	3,700,999	23,464,334
International 24.9%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	557,080	5,481,665
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	14,421,512	192,527,188
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	14,475,037	147,790,127
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	9,570,192	109,961,509
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	10,519,545	105,616,228
Total		561,376,717
U.S. Large Cap 47.8%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,947,645	85,228,928
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	929,452	83,269,597
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	3,693,905	137,708,774
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	9,305,017	176,423,129
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	2,556,436	98,959,641
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	2,566,188	98,618,616
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	232,954	10,790,407
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	2,167,829	127,923,607
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	2,837,132	99,554,961
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	4,276,492	159,299,328
Total		1,077,776,988
Equity Funds (continued)
U.S. Mid Cap 1.8%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	439,649	20,307,367
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	464,816	20,781,947
Total		41,089,314
U.S. Small Cap 3.5%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	1,719,876	22,323,993
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	1,530,790	17,833,704
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	687,703	19,970,889
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	520,706	18,958,906
Total		79,087,492
Total Equity Funds (Cost $1,300,099,930)		1,782,794,845

Exchange-Traded Equity Funds 4.1%

U.S. Large Cap 2.1%
Vanguard Russell 1000 Growth ETF	596,829	46,564,598
U.S. Mid Large Cap 2.0%
iShares Russell 1000 Growth Index Fund	153,587	46,562,971
Total Exchange-Traded Equity Funds (Cost $83,625,534)		93,127,569

Fixed Income Funds 14.2%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,461,971	11,491,093
Investment Grade 13.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,846,685	67,403,027
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	706,069	6,693,535
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,590,911	44,168,195
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,330,219	67,291,408
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	4,772,381	44,908,105
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
37

Portfolio of Investments  (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2023
Fixed Income Funds (continued)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	8,190,642	79,694,945
Total		310,159,215
Total Fixed Income Funds (Cost $380,928,436)		321,650,308

Residential Mortgage-Backed Securities - Agency 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039	5.000%	9,551,000	9,607,709
01/16/2054	5.500%	54,123,000	54,351,332
Total Residential Mortgage-Backed Securities - Agency (Cost $63,165,603)			63,959,041

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	38,036,396	38,028,788
Total Money Market Funds (Cost $38,026,457)		38,028,788
Total Investments in Securities (Cost: $1,876,748,373)		2,308,291,875
Other Assets & Liabilities, Net		(50,754,581)
Net Assets		2,257,537,294
At December 31, 2023, securities and/or cash totaling $11,572,043 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	96	03/2024	USD	23,136,000	858,602	—
TOPIX Index	239	03/2024	JPY	5,654,740,000	220,378	—
U.S. Treasury 10-Year Note	361	03/2024	USD	40,753,516	608,501	—
Total					1,687,481	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(392)	03/2024	USD	(40,134,920)	—	(3,100,548)
SPI 200 Index	(708)	03/2024	AUD	(134,254,500)	—	(2,183,086)
Total					—	(5,283,634)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.567	USD	10,308,000	57,103	—	—	57,103	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
38
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	58,959,080	88,920,699	(109,848,247)	(2,744)	38,028,788	—	4,876	2,742,440	38,036,396
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	10,678,091	2,105,721	(1,617,832)	(2,434,656)	8,731,324	—	(292,094)	2,044,477	2,322,160
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	75,176,851	—	(4,380,995)	14,433,072	85,228,928	—	8,320,042	—	1,947,645
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	76,140,903	—	(4,791,727)	11,920,421	83,269,597	—	5,635,812	—	929,452
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	10,576,187	620,124	(289,481)	584,263	11,491,093	—	(89,046)	594,741	1,461,971
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	4,682,441	344,716	—	454,508	5,481,665	—	—	5,433	557,080
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	63,329,334	2,340,623	(977,075)	2,710,145	67,403,027	—	(178,415)	1,491,546	7,846,685
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	112,966,837	—	(6,824,850)	31,566,787	137,708,774	—	13,547,008	—	3,693,905
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	12,996,330	251,978	(6,869,922)	315,149	6,693,535	—	21,587	214,137	706,069
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	38,953,929	3,724,279	(1,626)	1,491,613	44,168,195	—	(316)	1,366,346	5,590,911
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	180,440,894	3,570,066	(15,674,300)	24,190,528	192,527,188	—	(734,763)	3,570,066	14,421,512
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	151,481,465	—	(9,611,613)	34,553,277	176,423,129	—	6,107,277	—	9,305,017
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	97,970,431	1,359,621	(2,734,733)	2,364,322	98,959,641	—	2,745,959	—	2,556,436
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	20,830,102	1,636,922	(3,691,739)	3,548,708	22,323,993	1,483,226	(939,165)	153,696	1,719,876
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	14,083,268	—	—	3,750,436	17,833,704	—	—	—	1,530,790
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	64,341,197	2,796,428	(1,557,398)	1,711,181	67,291,408	—	(248,372)	2,120,343	7,330,219
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	20,735,462	2,211,928	(614,602)	1,131,546	23,464,334	1,476,193	(182,670)	449,830	3,700,999
CTIVP® – MFS® Value Fund, Class 1 Shares
	109,578,874	748,734	(15,625,921)	3,916,929	98,618,616	—	3,902,782	—	2,566,188
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	71,616,704	14,751,739	(78,293,979)	2,715,943	10,790,407	—	11,421,880	—	232,954
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	91,657,482	13,792,995	(5,890,201)	28,363,331	127,923,607	—	9,091,787	—	2,167,829
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	108,270,745	836,965	(10,678,657)	1,125,908	99,554,961	—	8,409,907	—	2,837,132
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
39

Portfolio of Investments  (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	43,167,075	1,360,724	(1,194,638)	1,574,944	44,908,105	—	(117,122)	1,070,423	4,772,381
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	21,585,681	—	(867,170)	(411,144)	20,307,367	—	2,343,919	—	439,649
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	18,230,784	3,334	(575,680)	3,123,509	20,781,947	—	1,346,560	—	464,816
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	81,576,193	2,134,567	(8,107,897)	4,092,082	79,694,945	—	(1,361,600)	2,134,567	8,190,642
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	137,084,228	6,765	(4,326,371)	26,534,706	159,299,328	—	6,337,965	—	4,276,492
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	141,504,410	4,227,916	(21,022,934)	23,080,735	147,790,127	—	(1,474,541)	2,064,625	14,475,037
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	84,556,118	12,443,591	(486,209)	13,448,009	109,961,509	—	5,407	447,670	9,570,192
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	97,462,527	3,393,862	(9,256,261)	14,016,100	105,616,228	—	(449,816)	2,278,279	10,519,545
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	18,824,382	289,235	(356,543)	1,213,815	19,970,889	—	161,121	—	687,703
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	14,815,005	2,271,154	—	1,872,747	18,958,906	—	—	—	520,706
Total	2,054,273,010			256,956,170	2,151,205,265	2,959,419	73,335,969	22,748,619

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
40
Portfolio Navigator Funds  | Annual Report 2023

Portfolio of Investments  (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2023
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	8,731,324	8,731,324
Equity Funds	—	—	—	1,782,794,845	1,782,794,845
Exchange-Traded Equity Funds	93,127,569	—	—	—	93,127,569
Fixed Income Funds	—	—	—	321,650,308	321,650,308
Residential Mortgage-Backed Securities - Agency	—	63,959,041	—	—	63,959,041
Money Market Funds	38,028,788	—	—	—	38,028,788
Total Investments in Securities	131,156,357	63,959,041	—	2,113,176,477	2,308,291,875
Investments in Derivatives
Asset
Futures Contracts	1,687,481	—	—	—	1,687,481
Swap Contracts	—	57,103	—	—	57,103
Liability
Futures Contracts	(5,283,634)	—	—	—	(5,283,634)
Total	127,560,204	64,016,144	—	2,113,176,477	2,304,752,825
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
41

Statement of Assets and Liabilities
December 31, 2023

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $21,983,600, $79,260,392, $751,558,458, respectively)	$22,657,452	$83,854,669	$795,354,287
Affiliated issuers (cost $944,205,042, $2,120,842,418, $12,809,772,107, respectively)	864,877,831	2,096,851,615	13,605,775,626
Cash	25,526	451	976
Margin deposits on:
Futures contracts	1,772,817	5,398,806	32,216,677
Swap contracts	219,313	536,940	7,873,176
Receivable for:
Investments sold	1,034,988	2,987,573	13,744,624
Capital shares sold	622	4,092	66,302
Dividends	294,703	388,820	3,264,281
Interest	41,937	101,812	960,318
Variation margin for futures contracts	119,103	339,031	2,465,027
Expense reimbursement due from Investment Manager	577	—	—
Prepaid expenses	10,563	18,257	84,436
Total assets	891,055,432	2,190,482,066	14,461,805,730
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	18,113,488	43,974,700	414,780,677
Capital shares redeemed	1,035,610	2,991,665	13,810,926
Variation margin for futures contracts	31,850	30,812	306,250
Variation margin for swap contracts	6,907	16,910	247,960
Management services fees	1,919	3,771	29,027
Distribution and/or service fees	5,969	14,698	95,881
Service fees	40,768	100,019	650,918
Compensation of chief compliance officer	165	402	2,586
Compensation of board members	1,463	2,490	11,949
Other expenses	22,649	27,158	62,861
Deferred compensation of board members	108,165	206,736	886,304
Total liabilities	19,368,953	47,369,361	430,885,339
Net assets applicable to outstanding capital stock	$871,686,479	$2,143,112,705	$14,030,920,391
Represented by
Trust capital	$871,686,479	$2,143,112,705	$14,030,920,391
Total - representing net assets applicable to outstanding capital stock	$871,686,479	$2,143,112,705	$14,030,920,391
Class 1
Net assets	$2,956,584	$4,627,801	$70,232,781
Shares outstanding	189,861	252,822	3,240,921
Net asset value per share	$15.57	$18.30	$21.67
Class 2
Net assets	$497,717,977	$1,155,843,832	$7,545,103,841
Shares outstanding	32,363,040	63,870,339	351,945,967
Net asset value per share	$15.38	$18.10	$21.44
Class 4
Net assets	$371,011,918	$982,641,072	$6,415,583,769
Shares outstanding	24,132,800	54,197,631	298,870,062
Net asset value per share	$15.37	$18.13	$21.47
The accompanying Notes to Financial Statements are an integral part of this statement.
42
Portfolio Navigator Funds  | Annual Report 2023

Statement of Assets and Liabilities (continued)
December 31, 2023

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $320,539,483, $146,791,137, respectively)	$343,965,972	$157,086,610
Affiliated issuers (cost $4,966,179,103, $1,729,957,236, respectively)	5,631,085,140	2,151,205,265
Cash	594	409
Margin deposits on:
Futures contracts	24,921,106	11,312,195
Swap contracts	—	259,848
Receivable for:
Investments sold	4,135,590	1,052,954
Capital shares sold	399,502	396,287
Dividends	1,295,337	182,704
Interest	299,141	146,583
Variation margin for futures contracts	1,760,560	1,037,270
Prepaid expenses	39,004	16,633
Total assets	6,007,901,946	2,322,696,758
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	129,204,641	63,312,186
Capital shares redeemed	4,535,092	1,449,241
Variation margin for futures contracts	145,163	58,800
Variation margin for swap contracts	—	8,184
Management services fees	13,447	3,989
Distribution and/or service fees	38,890	14,798
Service fees	272,413	104,204
Compensation of chief compliance officer	1,080	409
Compensation of board members	5,425	2,523
Other expenses	41,764	35,177
Deferred compensation of board members	449,265	169,953
Total liabilities	134,707,180	65,159,464
Net assets applicable to outstanding capital stock	$5,873,194,766	$2,257,537,294
Represented by
Trust capital	$5,873,194,766	$2,257,537,294
Total - representing net assets applicable to outstanding capital stock	$5,873,194,766	$2,257,537,294
Class 1
Net assets	$209,506,916	$102,364,029
Shares outstanding	8,441,806	3,605,681
Net asset value per share	$24.82	$28.39
Class 2
Net assets	$3,064,242,878	$1,239,059,739
Shares outstanding	124,824,559	44,086,234
Net asset value per share	$24.55	$28.11
Class 4
Net assets	$2,599,444,972	$916,113,526
Shares outstanding	105,725,775	32,544,153
Net asset value per share	$24.59	$28.15
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
43

Statement of Operations
Year Ended December 31, 2023

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$9,235	$83,541	$749,403
Dividends — affiliated issuers	22,541,444	45,642,443	252,518,295
Interest	97,893	145,963	1,772,218
Total income	22,648,572	45,871,947	255,039,916
Expenses:
Management services fees	673,826	1,164,923	8,574,706
Distribution and/or service fees
Class 2	1,268,843	2,887,276	18,318,316
Class 4	949,677	2,500,832	15,930,637
Service fees	533,116	1,294,077	8,246,033
Custodian fees	15,325	20,139	23,391
Printing and postage fees	21,916	34,424	151,467
Accounting services fees	30,090	30,090	30,090
Legal fees	23,322	39,541	187,634
Interest on collateral	496	46,780	27,692
Compensation of chief compliance officer	164	401	2,618
Compensation of board members	22,154	38,679	188,929
Deferred compensation of board members	13,459	24,425	109,799
Other	18,887	36,736	197,738
Total expenses	3,571,275	8,118,323	51,989,050
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(142,439)	—	—
Total net expenses	3,428,836	8,118,323	51,989,050
Net investment income	19,219,736	37,753,624	203,050,866
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(146,803)	(356,397)	(3,361,630)
Investments — affiliated issuers	(1,889,278)	35,077,479	444,637,954
Capital gain distributions from underlying affiliated funds	274,762	1,144,999	11,301,829
Foreign currency translations	37,749	287,231	1,971,547
Futures contracts	(3,604,793)	(11,273,217)	(43,584,553)
Swap contracts	13,903	34,038	1,706,456
Net realized gain (loss)	(5,314,460)	24,914,133	412,671,603
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	673,852	4,594,277	43,795,829
Investments — affiliated issuers	55,444,911	146,130,388	1,012,983,352
Futures contracts	1,455,978	1,599,134	3,809,657
Swap contracts	48,195	117,995	1,371,710
Net change in unrealized appreciation (depreciation)	57,622,936	152,441,794	1,061,960,548
Net realized and unrealized gain	52,308,476	177,355,927	1,474,632,151
Net increase in net assets resulting from operations	$71,528,212	$215,109,551	$1,677,683,017
The accompanying Notes to Financial Statements are an integral part of this statement.
44
Portfolio Navigator Funds  | Annual Report 2023

Statement of Operations (continued)
Year Ended December 31, 2023

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$438,622	$191,377
Dividends — affiliated issuers	83,998,082	22,748,619
Interest	1,118,037	411,338
Total income	85,554,741	23,351,334
Expenses:
Management services fees	3,700,508	946,444
Distribution and/or service fees
Class 2	7,509,564	2,943,366
Class 4	6,376,618	2,204,238
Service fees	3,429,559	1,282,892
Custodian fees	19,994	19,185
Printing and postage fees	87,057	69,382
Accounting services fees	30,090	30,090
Legal fees	85,059	39,319
Interest on collateral	10,086	4,786
Compensation of chief compliance officer	1,096	422
Compensation of board members	84,644	38,112
Deferred compensation of board members	52,739	21,740
Other	85,947	35,476
Total expenses	21,472,961	7,635,452
Net investment income	64,081,780	15,715,882
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,047,152)	(513,123)
Investments — affiliated issuers	212,086,447	73,335,969
Capital gain distributions from underlying affiliated funds	6,381,131	2,959,419
Foreign currency translations	1,192,734	610,451
Futures contracts	(38,102,865)	(14,766,658)
Swap contracts	—	254,328
Net realized gain	180,510,295	61,880,386
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	23,426,489	10,295,473
Investments — affiliated issuers	525,043,305	256,956,170
Futures contracts	5,449,991	(2,967,929)
Swap contracts	—	(13,516)
Net change in unrealized appreciation (depreciation)	553,919,785	264,270,198
Net realized and unrealized gain	734,430,080	326,150,584
Net increase in net assets resulting from operations	$798,511,860	$341,866,466
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
45

Statement of Changes in Net Assets

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$19,219,736	$13,414,607	$37,753,624	$27,488,703
Net realized gain (loss)	(5,314,460)	(4,391,025)	24,914,133	25,748,291
Net change in unrealized appreciation (depreciation)	57,622,936	(187,321,212)	152,441,794	(515,316,696)
Net increase (decrease) in net assets resulting from operations	71,528,212	(178,297,630)	215,109,551	(462,079,702)
Decrease in net assets from capital stock activity	(112,027,693)	(99,266,588)	(264,803,690)	(309,738,054)
Total decrease in net assets	(40,499,481)	(277,564,218)	(49,694,139)	(771,817,756)
Net assets at beginning of year	912,185,960	1,189,750,178	2,192,806,844	2,964,624,600
Net assets at end of year	$871,686,479	$912,185,960	$2,143,112,705	$2,192,806,844

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	140,473	2,090,816	21,587	322,755	152,286	2,655,229	55,666	952,632
Shares redeemed	(21,418)	(319,762)	(19,916)	(305,697)	(27,642)	(480,138)	(27,449)	(499,806)
Net increase	119,055	1,771,054	1,671	17,058	124,644	2,175,091	28,217	452,826
Class 2
Shares sold	1,681,651	24,587,077	2,588,535	38,492,489	771,097	13,148,173	639,858	11,030,218
Shares redeemed	(5,689,994)	(83,404,652)	(5,180,239)	(78,000,364)	(7,943,924)	(136,009,720)	(9,038,411)	(155,556,639)
Net decrease	(4,008,343)	(58,817,575)	(2,591,704)	(39,507,875)	(7,172,827)	(122,861,547)	(8,398,553)	(144,526,421)
Class 4
Shares sold	489,722	7,133,811	1,225,672	18,241,779	115,604	1,983,541	281,196	4,887,995
Shares redeemed	(4,235,841)	(62,114,983)	(5,199,441)	(78,017,550)	(8,538,930)	(146,100,775)	(9,846,393)	(170,552,454)
Net decrease	(3,746,119)	(54,981,172)	(3,973,769)	(59,775,771)	(8,423,326)	(144,117,234)	(9,565,197)	(165,664,459)
Total net decrease	(7,635,407)	(112,027,693)	(6,563,802)	(99,266,588)	(15,471,509)	(264,803,690)	(17,935,533)	(309,738,054)
The accompanying Notes to Financial Statements are an integral part of this statement.
46
Portfolio Navigator Funds  | Annual Report 2023

Statement of Changes in Net Assets  (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$203,050,866	$137,307,659	$64,081,780	$44,886,276
Net realized gain	412,671,603	353,936,786	180,510,295	204,822,051
Net change in unrealized appreciation (depreciation)	1,061,960,548	(3,395,567,782)	553,919,785	(1,550,897,550)
Net increase (decrease) in net assets resulting from operations	1,677,683,017	(2,904,323,337)	798,511,860	(1,301,189,223)
Decrease in net assets from capital stock activity	(1,309,508,785)	(1,241,616,318)	(577,612,815)	(654,720,827)
Total increase (decrease) in net assets	368,174,232	(4,145,939,655)	220,899,045	(1,955,910,050)
Net assets at beginning of year	13,662,746,159	17,808,685,814	5,652,295,721	7,608,205,771
Net assets at end of year	$14,030,920,391	$13,662,746,159	$5,873,194,766	$5,652,295,721

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,273,964	25,910,226	913,803	18,325,425	2,475,673	56,974,980	2,407,813	54,312,617
Shares redeemed	(68,722)	(1,376,824)	(68,869)	(1,395,947)	(72,294)	(1,668,477)	(42,186)	(950,388)
Net increase	1,205,242	24,533,402	844,934	16,929,478	2,403,379	55,306,503	2,365,627	53,362,229
Class 2
Shares sold	885,627	17,804,385	2,204,404	44,612,678	529,802	12,032,932	600,034	13,351,960
Shares redeemed	(28,996,129)	(581,372,165)	(24,335,121)	(480,729,416)	(15,506,620)	(353,187,859)	(18,983,519)	(430,008,569)
Net decrease	(28,110,502)	(563,567,780)	(22,130,717)	(436,116,738)	(14,976,818)	(341,154,927)	(18,383,485)	(416,656,609)
Class 4
Shares sold	249,086	5,002,399	310,481	6,305,002	124,216	2,827,596	236,171	5,375,082
Shares redeemed	(38,652,549)	(775,476,806)	(41,516,352)	(828,734,060)	(12,917,676)	(294,591,987)	(13,177,066)	(296,801,529)
Net decrease	(38,403,463)	(770,474,407)	(41,205,871)	(822,429,058)	(12,793,460)	(291,764,391)	(12,940,895)	(291,426,447)
Total net decrease	(65,308,723)	(1,309,508,785)	(62,491,654)	(1,241,616,318)	(25,366,899)	(577,612,815)	(28,958,753)	(654,720,827)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
47

Statement of Changes in Net Assets  (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$15,715,882	$11,451,933
Net realized gain	61,880,386	95,696,750
Net change in unrealized appreciation (depreciation)	264,270,198	(581,197,289)
Net increase (decrease) in net assets resulting from operations	341,866,466	(474,048,606)
Decrease in net assets from capital stock activity	(144,518,565)	(105,236,347)
Total increase (decrease) in net assets	197,347,901	(579,284,953)
Net assets at beginning of year	2,060,189,393	2,639,474,346
Net assets at end of year	$2,257,537,294	$2,060,189,393

Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,103,569	28,870,906	1,187,614	30,099,960
Shares redeemed	(88,736)	(2,369,397)	(74,694)	(1,854,320)
Net increase	1,014,833	26,501,509	1,112,920	28,245,640
Class 2
Shares sold	916,626	23,755,538	1,560,147	39,118,606
Shares redeemed	(4,172,514)	(107,705,648)	(4,012,579)	(101,602,817)
Net decrease	(3,255,888)	(83,950,110)	(2,452,432)	(62,484,211)
Class 4
Shares sold	211,843	5,408,871	259,046	6,519,754
Shares redeemed	(3,572,548)	(92,478,835)	(3,068,586)	(77,517,530)
Net decrease	(3,360,705)	(87,069,964)	(2,809,540)	(70,997,776)
Total net decrease	(5,601,760)	(144,518,565)	(4,149,052)	(105,236,347)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Portfolio Navigator Funds  | Annual Report 2023

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Portfolio Navigator Funds  | Annual Report 2023
49

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$14.33	0.38	0.86	1.24
Year Ended 12/31/2022	$16.91	0.23	(2.81)	(2.58)
Year Ended 12/31/2021	$16.41	0.28	0.22	0.50
Year Ended 12/31/2020	$14.98	0.15	1.28	1.43
Year Ended 12/31/2019(d)	$13.95	0.13	0.90	1.03
Class 2
Year Ended 12/31/2023	$14.18	0.32	0.88	1.20
Year Ended 12/31/2022	$16.79	0.20	(2.81)	(2.61)
Year Ended 12/31/2021	$16.33	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.16	1.39
Year Ended 12/31/2019	$13.49	0.27	1.18	1.45
Class 4
Year Ended 12/31/2023	$14.18	0.31	0.88	1.19
Year Ended 12/31/2022	$16.78	0.20	(2.80)	(2.60)
Year Ended 12/31/2021	$16.32	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.15	1.38
Year Ended 12/31/2019	$13.49	0.28	1.17	1.45

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
50
Portfolio Navigator Funds  | Annual Report 2023

Financial Highlights (continued)
Variable Portfolio – Conservative Portfolio

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$15.57	8.65%	0.15% (c)	0.14% (c)	2.55%	29%	$2,957
Year Ended 12/31/2022	$14.33	(15.26% )	0.14% (c)	0.14% (c)	1.51%	10%	$1,014
Year Ended 12/31/2021	$16.91	3.05%	0.12% (c)	0.12% (c)	1.70%	22%	$1,169
Year Ended 12/31/2020	$16.41	9.55%	0.12% (c)	0.12% (c)	1.00%	25%	$311
Year Ended 12/31/2019(d)	$14.98	7.38%	0.13%	0.13%	1.10%	18%	$173
Class 2
Year Ended 12/31/2023	$15.38	8.46%	0.40% (c)	0.39% (c)	2.16%	29%	$497,718
Year Ended 12/31/2022	$14.18	(15.55% )	0.39% (c)	0.39% (c)	1.34%	10%	$515,883
Year Ended 12/31/2021	$16.79	2.82%	0.37% (c)	0.37% (c)	1.22%	22%	$654,063
Year Ended 12/31/2020	$16.33	9.30%	0.37% (c)	0.37% (c)	1.51%	25%	$746,628
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.90%	18%	$520,608
Class 4
Year Ended 12/31/2023	$15.37	8.39%	0.40% (c)	0.39% (c)	2.15%	29%	$371,012
Year Ended 12/31/2022	$14.18	(15.49% )	0.39% (c)	0.39% (c)	1.33%	10%	$395,289
Year Ended 12/31/2021	$16.78	2.82%	0.37% (c)	0.37% (c)	1.21%	22%	$534,518
Year Ended 12/31/2020	$16.32	9.24%	0.37% (c)	0.37% (c)	1.48%	25%	$640,874
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.94%	18%	$562,599
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
51

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$16.52	0.32	1.46	1.78
Year Ended 12/31/2022	$19.65	0.23	(3.36)	(3.13)
Year Ended 12/31/2021	$18.54	0.26	0.85	1.11
Year Ended 12/31/2020	$16.66	0.29	1.59	1.88
Year Ended 12/31/2019(d)	$15.35	0.26	1.05	1.31
Class 2
Year Ended 12/31/2023	$16.38	0.30	1.42	1.72
Year Ended 12/31/2022	$19.52	0.19	(3.33)	(3.14)
Year Ended 12/31/2021	$18.46	0.19	0.87	1.06
Year Ended 12/31/2020	$16.63	0.21	1.62	1.83
Year Ended 12/31/2019	$14.65	0.24	1.74	1.98
Class 4
Year Ended 12/31/2023	$16.41	0.30	1.42	1.72
Year Ended 12/31/2022	$19.56	0.19	(3.34)	(3.15)
Year Ended 12/31/2021	$18.49	0.19	0.88	1.07
Year Ended 12/31/2020	$16.66	0.21	1.62	1.83
Year Ended 12/31/2019	$14.68	0.25	1.73	1.98

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
52
Portfolio Navigator Funds  | Annual Report 2023

Financial Highlights (continued)
Variable Portfolio – Moderately Conservative Portfolio

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$18.30	10.78%	0.13% (c)	0.13% (c)	1.86%	27%	$4,628
Year Ended 12/31/2022	$16.52	(15.93% )	0.12% (c)	0.12% (c)	1.36%	7%	$2,118
Year Ended 12/31/2021	$19.65	5.99%	0.12% (c)	0.12% (c)	1.33%	18%	$1,964
Year Ended 12/31/2020	$18.54	11.28%	0.13% (c)	0.12% (c)	1.70%	23%	$1,353
Year Ended 12/31/2019(d)	$16.66	8.53%	0.12%	0.11%	1.91%	12%	$156
Class 2
Year Ended 12/31/2023	$18.10	10.50%	0.38% (c)	0.38% (c)	1.75%	27%	$1,155,844
Year Ended 12/31/2022	$16.38	(16.09% )	0.37% (c)	0.37% (c)	1.12%	7%	$1,163,336
Year Ended 12/31/2021	$19.52	5.74%	0.37% (c)	0.37% (c)	0.99%	18%	$1,550,825
Year Ended 12/31/2020	$18.46	11.00%	0.37% (c)	0.37% (c)	1.26%	23%	$1,605,788
Year Ended 12/31/2019	$16.63	13.51%	0.37%	0.36%	1.54%	12%	$1,463,901
Class 4
Year Ended 12/31/2023	$18.13	10.48%	0.38% (c)	0.38% (c)	1.75%	27%	$982,641
Year Ended 12/31/2022	$16.41	(16.10% )	0.37% (c)	0.37% (c)	1.11%	7%	$1,027,353
Year Ended 12/31/2021	$19.56	5.79%	0.37% (c)	0.37% (c)	0.99%	18%	$1,411,835
Year Ended 12/31/2020	$18.49	10.98%	0.37% (c)	0.37% (c)	1.25%	23%	$1,537,438
Year Ended 12/31/2019	$16.66	13.49%	0.37%	0.36%	1.55%	12%	$1,562,773
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
53

Financial Highlights
Variable Portfolio – Moderate Portfolio

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$19.14	0.35	2.18	2.53
Year Ended 12/31/2022	$22.90	0.24	(4.00)	(3.76)
Year Ended 12/31/2021	$20.95	0.25	1.70	1.95
Year Ended 12/31/2020	$18.52	0.25	2.18	2.43
Year Ended 12/31/2019(d)	$16.92	0.21	1.39	1.60
Class 2
Year Ended 12/31/2023	$18.98	0.30	2.16	2.46
Year Ended 12/31/2022	$22.76	0.18	(3.96)	(3.78)
Year Ended 12/31/2021	$20.88	0.19	1.69	1.88
Year Ended 12/31/2020	$18.50	0.19	2.19	2.38
Year Ended 12/31/2019	$15.93	0.22	2.35	2.57
Class 4
Year Ended 12/31/2023	$19.01	0.29	2.17	2.46
Year Ended 12/31/2022	$22.79	0.18	(3.96)	(3.78)
Year Ended 12/31/2021	$20.90	0.19	1.70	1.89
Year Ended 12/31/2020	$18.53	0.19	2.18	2.37
Year Ended 12/31/2019	$15.95	0.22	2.36	2.58

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
54
Portfolio Navigator Funds  | Annual Report 2023

Financial Highlights (continued)
Variable Portfolio – Moderate Portfolio

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$21.67	13.22%	0.13% (c)	0.13% (c)	1.75%	40%	$70,233
Year Ended 12/31/2022	$19.14	(16.42% )	0.14% (c)	0.14% (c)	1.20%	12%	$38,961
Year Ended 12/31/2021	$22.90	9.31%	0.12% (c)	0.12% (c)	1.10%	21%	$27,263
Year Ended 12/31/2020	$20.95	13.12%	0.12% (c)	0.12% (c)	1.34%	20%	$9,478
Year Ended 12/31/2019(d)	$18.52	9.46%	0.10%	0.10%	1.38%	9%	$3,412
Class 2
Year Ended 12/31/2023	$21.44	12.96%	0.38% (c)	0.38% (c)	1.48%	40%	$7,545,104
Year Ended 12/31/2022	$18.98	(16.61% )	0.39% (c)	0.39% (c)	0.92%	12%	$7,213,761
Year Ended 12/31/2021	$22.76	9.00%	0.37% (c)	0.37% (c)	0.85%	21%	$9,154,944
Year Ended 12/31/2020	$20.88	12.86%	0.36% (c)	0.36% (c)	1.02%	20%	$8,700,781
Year Ended 12/31/2019	$18.50	16.13%	0.35%	0.35%	1.23%	9%	$8,144,403
Class 4
Year Ended 12/31/2023	$21.47	12.94%	0.38% (c)	0.38% (c)	1.47%	40%	$6,415,584
Year Ended 12/31/2022	$19.01	(16.59% )	0.39% (c)	0.39% (c)	0.91%	12%	$6,410,024
Year Ended 12/31/2021	$22.79	9.04%	0.37% (c)	0.37% (c)	0.85%	21%	$8,626,480
Year Ended 12/31/2020	$20.90	12.79%	0.36% (c)	0.36% (c)	1.01%	20%	$8,888,631
Year Ended 12/31/2019	$18.53	16.18%	0.35%	0.35%	1.23%	9%	$9,035,588
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
55

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$21.54	0.31	2.97	3.28
Year Ended 12/31/2022	$26.07	0.22	(4.75)	(4.53)
Year Ended 12/31/2021	$23.15	0.20	2.72	2.92
Year Ended 12/31/2020	$20.26	0.18	2.71	2.89
Year Ended 12/31/2019(d)	$18.37	0.18	1.71	1.89
Class 2
Year Ended 12/31/2023	$21.36	0.25	2.94	3.19
Year Ended 12/31/2022	$25.92	0.16	(4.72)	(4.56)
Year Ended 12/31/2021	$23.08	0.15	2.69	2.84
Year Ended 12/31/2020	$20.24	0.12	2.72	2.84
Year Ended 12/31/2019	$17.05	0.18	3.01	3.19
Class 4
Year Ended 12/31/2023	$21.40	0.25	2.94	3.19
Year Ended 12/31/2022	$25.96	0.16	(4.72)	(4.56)
Year Ended 12/31/2021	$23.11	0.15	2.70	2.85
Year Ended 12/31/2020	$20.27	0.12	2.72	2.84
Year Ended 12/31/2019	$17.07	0.18	3.02	3.20

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
56
Portfolio Navigator Funds  | Annual Report 2023

Financial Highlights (continued)
Variable Portfolio – Moderately Aggressive Portfolio

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$24.82	15.23%	0.13% (c)	0.13% (c)	1.36%	32%	$209,507
Year Ended 12/31/2022	$21.54	(17.38% )	0.13% (c)	0.13% (c)	0.98%	9%	$130,084
Year Ended 12/31/2021	$26.07	12.61%	0.13% (c)	0.13% (c)	0.81%	20%	$95,758
Year Ended 12/31/2020	$23.15	14.26%	0.14% (c)	0.14% (c)	0.89%	21%	$37,600
Year Ended 12/31/2019(d)	$20.26	10.29%	0.12%	0.12%	1.11%	10%	$9,932
Class 2
Year Ended 12/31/2023	$24.55	14.93%	0.38% (c)	0.38% (c)	1.11%	32%	$3,064,243
Year Ended 12/31/2022	$21.36	(17.59% )	0.38% (c)	0.38% (c)	0.71%	9%	$2,986,446
Year Ended 12/31/2021	$25.92	12.31%	0.38% (c)	0.38% (c)	0.59%	20%	$4,099,901
Year Ended 12/31/2020	$23.08	14.03%	0.39% (c)	0.39% (c)	0.61%	21%	$4,203,023
Year Ended 12/31/2019	$20.24	18.71%	0.37%	0.37%	0.97%	10%	$4,208,417
Class 4
Year Ended 12/31/2023	$24.59	14.91%	0.38% (c)	0.38% (c)	1.11%	32%	$2,599,445
Year Ended 12/31/2022	$21.40	(17.57% )	0.38% (c)	0.38% (c)	0.71%	9%	$2,535,765
Year Ended 12/31/2021	$25.96	12.33%	0.38% (c)	0.38% (c)	0.59%	20%	$3,412,547
Year Ended 12/31/2020	$23.11	14.01%	0.39% (c)	0.39% (c)	0.60%	21%	$3,420,498
Year Ended 12/31/2019	$20.27	18.75%	0.37%	0.37%	0.97%	10%	$3,546,614
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
57

Financial Highlights
Variable Portfolio – Aggressive Portfolio

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$24.16	0.25	3.98	4.23
Year Ended 12/31/2022	$29.46	0.19	(5.49)	(5.30)
Year Ended 12/31/2021	$25.39	0.16	3.91	4.07
Year Ended 12/31/2020	$22.02	0.13	3.24	3.37
Year Ended 12/31/2019(d)	$19.79	0.14	2.09	2.23
Class 2
Year Ended 12/31/2023	$23.98	0.19	3.94	4.13
Year Ended 12/31/2022	$29.31	0.13	(5.46)	(5.33)
Year Ended 12/31/2021	$25.32	0.11	3.88	3.99
Year Ended 12/31/2020	$22.02	0.07	3.23	3.30
Year Ended 12/31/2019	$18.11	0.13	3.78	3.91
Class 4
Year Ended 12/31/2023	$24.02	0.19	3.94	4.13
Year Ended 12/31/2022	$29.36	0.13	(5.47)	(5.34)
Year Ended 12/31/2021	$25.36	0.11	3.89	4.00
Year Ended 12/31/2020	$22.06	0.07	3.23	3.30
Year Ended 12/31/2019	$18.13	0.13	3.80	3.93

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
58
Portfolio Navigator Funds  | Annual Report 2023

Financial Highlights (continued)
Variable Portfolio – Aggressive Portfolio

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$28.39	17.51%	0.12% (c)	0.12% (c)	0.95%	40%	$102,364
Year Ended 12/31/2022	$24.16	(17.99% )	0.12% (c)	0.12% (c)	0.76%	9%	$62,600
Year Ended 12/31/2021	$29.46	16.03%	0.13% (c)	0.13% (c)	0.58%	22%	$43,538
Year Ended 12/31/2020	$25.39	15.30%	0.13% (c)	0.13% (c)	0.58%	21%	$14,487
Year Ended 12/31/2019(d)	$22.02	11.27%	0.11%	0.11%	0.78%	14%	$4,083
Class 2
Year Ended 12/31/2023	$28.11	17.22%	0.37% (c)	0.37% (c)	0.72%	40%	$1,239,060
Year Ended 12/31/2022	$23.98	(18.19% )	0.37% (c)	0.37% (c)	0.51%	9%	$1,135,243
Year Ended 12/31/2021	$29.31	15.76%	0.38% (c)	0.38% (c)	0.40%	22%	$1,459,446
Year Ended 12/31/2020	$25.32	14.99%	0.37% (c)	0.37% (c)	0.32%	21%	$1,429,508
Year Ended 12/31/2019	$22.02	21.59%	0.36%	0.36%	0.64%	14%	$1,403,662
Class 4
Year Ended 12/31/2023	$28.15	17.19%	0.37% (c)	0.37% (c)	0.73%	40%	$916,114
Year Ended 12/31/2022	$24.02	(18.19% )	0.37% (c)	0.37% (c)	0.51%	9%	$862,346
Year Ended 12/31/2021	$29.36	15.77%	0.38% (c)	0.38% (c)	0.40%	22%	$1,136,491
Year Ended 12/31/2020	$25.36	14.96%	0.37% (c)	0.37% (c)	0.31%	21%	$1,095,527
Year Ended 12/31/2019	$22.06	21.68%	0.36%	0.36%	0.64%	14%	$1,112,840
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds  | Annual Report 2023
59

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio. Each Fund currently operates as a diversified fund.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at columbiathreadneedleus.com/investor/.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 4 shares. Class 1 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Class 2 shares are offered to Contracts issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
60
Portfolio Navigator Funds  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
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Notes to Financial Statements (continued)
December 31, 2023
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a clearing broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to
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Notes to Financial Statements (continued)
December 31, 2023
manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To increase or decrease its credit exposure to an index	Variable Portfolio — Conservative Portfolio Variable Portfolio — Moderate Conservative Portfolio Variable Portfolio — Moderate Portfolio Variable Portfolio — Aggressive Portfolio
To manage credit risk exposure	Variable Portfolio — Conservative Portfolio Variable Portfolio — Moderate Conservative Portfolio Variable Portfolio — Moderate Portfolio Variable Portfolio — Aggressive Portfolio
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Notes to Financial Statements (continued)
December 31, 2023
These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements (continued)
December 31, 2023
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	48,195 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	477,985 *
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,056,621 *
Total		1,582,801

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	600,995 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	13,903	13,903
Equity risk	203,387	—	203,387
Interest rate risk	(3,808,180)	—	(3,808,180)
Total	(3,604,793)	13,903	(3,590,890)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	48,195	48,195
Equity risk	271,182	—	271,182
Interest rate risk	1,184,796	—	1,184,796
Total	1,455,978	48,195	1,504,173
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	44,930,494
Futures contracts — short	5,991,997
Credit default swap contracts — sell protection	2,533,516
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65

Notes to Financial Statements (continued)
December 31, 2023
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	117,995 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	471,813 *
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,126,066 *
Total		2,715,874

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,940,886 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	34,038	34,038
Equity risk	(3,264,218)	—	(3,264,218)
Interest rate risk	(8,008,999)	—	(8,008,999)
Total	(11,273,217)	34,038	(11,239,179)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	117,995	117,995
Equity risk	(682,068)	—	(682,068)
Interest rate risk	2,281,202	—	2,281,202
Total	1,599,134	117,995	1,717,129
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	72,630,653
Futures contracts — short	39,938,413
Credit default swap contracts — sell protection	6,202,747
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Notes to Financial Statements (continued)
December 31, 2023
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	1,730,168 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	5,356,163 *
Total		7,086,331

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	11,874,808 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	1,706,456	1,706,456
Equity risk	(7,977,682)	—	(7,977,682)
Interest rate risk	(35,606,871)	—	(35,606,871)
Total	(43,584,553)	1,706,456	(41,878,097)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	1,371,710	1,371,710
Equity risk	1,726,006	—	1,726,006
Interest rate risk	2,083,651	—	2,083,651
Total	3,809,657	1,371,710	5,181,367
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	445,213,731
Futures contracts — short	300,553,030
Credit default swap contracts — sell protection	128,037,286
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67

Notes to Financial Statements (continued)
December 31, 2023
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,637,884 *
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	7,903,675 *
Total		10,541,559

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	8,647,385 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(11,017,585)
Interest rate risk	(27,085,280)
Total	(38,102,865)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(3,595,306)
Interest rate risk	9,045,297
Total	5,449,991
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	376,719,234
Futures contracts — short	173,402,880
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Notes to Financial Statements (continued)
December 31, 2023
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	57,103 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,078,980 *
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	608,501 *
Total		1,744,584

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	5,283,634 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	254,328	254,328
Equity risk	(8,421,747)	—	(8,421,747)
Interest rate risk	(6,344,911)	—	(6,344,911)
Total	(14,766,658)	254,328	(14,512,330)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(13,516)	(13,516)
Equity risk	(3,829,219)	—	(3,829,219)
Interest rate risk	861,290	—	861,290
Total	(2,967,929)	(13,516)	(2,981,445)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	76,609,151
Futures contracts — short	94,157,911
Credit default swap contracts — sell protection	10,308,000
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69

Notes to Financial Statements (continued)
December 31, 2023
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Variable Portfolio – Conservative Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	6,907
Total financial and derivative net assets	(6,907)
Total collateral received (pledged) (b)	(6,907)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
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Notes to Financial Statements (continued)
December 31, 2023
Variable Portfolio – Moderately Conservative Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	16,910
Total financial and derivative net assets	(16,910)
Total collateral received (pledged) (b)	(16,910)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Variable Portfolio – Moderate Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	247,960
Total financial and derivative net assets	(247,960)
Total collateral received (pledged) (b)	(247,960)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Variable Portfolio – Aggressive Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	8,184
Total financial and derivative net assets	(8,184)
Total collateral received (pledged) (b)	(8,184)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
Portfolio Navigator Funds  | Annual Report 2023
71

Notes to Financial Statements (continued)
December 31, 2023
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. Each Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
72
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Notes to Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee to the Investment Manager, third party funds, derivatives and individual securities.
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2023 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.08
Variable Portfolio – Moderately Conservative Portfolio	0.05
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.04
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
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Notes to Financial Statements (continued)
December 31, 2023
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2023, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Variable Portfolio – Conservative Portfolio	0.06
Variable Portfolio – Moderately Conservative Portfolio	0.06
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024			Prior to May 1, 2023
	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.13	0.38	0.38	0.18	0.43	0.43
Variable Portfolio – Moderately Conservative Portfolio	0.13	0.38	0.38	0.20	0.45	0.45
Variable Portfolio - Moderately Aggressive Portfolio	0.14	0.39	0.39	0.18	0.43	0.43
Variable Portfolio - Aggressive Portfolio	0.14	0.39	0.39	0.18	0.43	0.43

	Contractual expense cap July 1, 2023 through April 30, 2024			Voluntary expense cap May 1, 2023 through June 30, 2023			Contractual expense cap prior to May 1, 2023
	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Moderate Portfolio	0.19	0.44	0.44	0.19	0.44	0.44	0.19	0.44	0.44
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Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Variable Portfolio – Conservative Portfolio	240,913,017	318,814,068	198,448,998	180,230,644
Variable Portfolio – Moderately Conservative Portfolio	573,721,021	760,248,581	481,781,037	437,551,751
Variable Portfolio – Moderate Portfolio	5,265,518,703	5,980,555,599	4,544,282,549	4,127,100,560
Variable Portfolio – Moderately Aggressive Portfolio	1,765,017,602	2,159,027,241	1,415,549,054	1,285,596,402
Variable Portfolio – Aggressive Portfolio	854,489,450	919,612,650	693,639,929	629,961,203
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
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Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, each Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
No Fund had borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, the Investment Manager and affiliates owned 100% of Class 1, Class 2 and Class 4 shares for each Fund. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
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Notes to Financial Statements (continued)
December 31, 2023
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Funds.
Portfolio Navigator Funds  | Annual Report 2023
77

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
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TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

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TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

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TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
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81

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
82
Portfolio Navigator Funds  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
Portfolio Navigator Funds  | Annual Report 2023
83

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

84
Portfolio Navigator Funds  | Annual Report 2023

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, are available oncolumbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Portfolio Navigator Funds  | Annual Report 2023
85

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio Navigator Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, and/or summary prospectuses which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7069_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	12.49	5.32	3.96
Class 2	04/19/12	12.27	5.07	3.84
Blended Benchmark		14.37	7.29	5.77
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	43.6
International	12.8
U.S. Large Cap	25.3
U.S. Mid Cap	1.8
U.S. Small Cap	3.7
Exchange-Traded Equity Funds	1.8
U.S. Large Cap	0.9
U.S. Mid Large Cap	0.9
Exchange-Traded Fixed Income Funds	1.5
Investment Grade	1.5
Fixed Income Funds	24.4
Investment Grade	24.4
Allocations to Tactical Assets
Corporate Bonds & Notes	0.3
Money Market Funds(a)	21.8
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.6
Residential Mortgage-Backed Securities - Agency	6.0
U.S. Treasury Obligations	0.0 (b)
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund returned 12.27%. During the same time period, the Fund’s Blended Benchmark returned 14.37% and the broad U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond  Index, returned 5.53%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of 18.24%.  In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks rose by 9.83% in the 12-month period.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
Growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.10	1,023.68	1.28	1.26	0.25	3.73	3.68	0.73
Class 2	1,000.00	1,000.00	1,050.30	1,022.44	2.56	2.52	0.50	5.01	4.94	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Corporate Bonds & Notes 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
BAE Systems PLC(a)
02/15/2031	1.900%	670,000	551,012
Boeing Co. (The)
08/01/2059	3.950%	703,000	539,775
05/01/2060	5.930%	270,000	280,307
L3Harris Technologies, Inc.
07/31/2033	5.400%	159,000	165,425
Lockheed Martin Corp.
02/15/2055	5.200%	186,000	195,763
Northrop Grumman Corp.
06/01/2043	4.750%	65,000	62,235
10/15/2047	4.030%	295,000	253,479
03/15/2053	4.950%	242,000	240,083
United Technologies Corp.
06/01/2036	6.050%	18,000	19,523
07/15/2038	6.125%	380,000	414,164
11/01/2046	3.750%	70,000	55,678
Total			2,777,444
Automotive 0.0%
General Motors Co.
04/01/2048	5.400%	145,000	132,916
Banking 0.1%
Bank of America Corp.(b)
10/24/2031	1.922%	65,000	52,791
10/20/2032	2.572%	37,000	30,694
02/04/2033	2.972%	1,271,000	1,080,049
Subordinated
09/21/2036	2.482%	257,000	203,912
Citigroup, Inc.(b)
06/03/2031	2.572%	554,000	473,260
01/25/2033	3.057%	346,000	295,290
Goldman Sachs Group, Inc. (The)(b)
07/21/2032	2.383%	1,296,000	1,065,609
HSBC Holdings PLC(b)
05/24/2032	2.804%	337,000	281,258
11/22/2032	2.871%	538,000	447,734
JPMorgan Chase & Co.(b)
04/22/2032	2.580%	115,000	97,328
11/08/2032	2.545%	70,000	58,476
11/15/2048	3.964%	477,000	401,202
Morgan Stanley(b)
07/21/2032	2.239%	285,000	232,880
10/20/2032	2.511%	38,000	31,516
07/21/2034	5.424%	65,000	65,909
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
09/16/2036	2.484%	505,000	400,855
PNC Financial Services Group, Inc. (The)(b)
10/20/2034	6.875%	280,000	310,945
US Bancorp(b)
06/12/2034	5.836%	186,000	191,974
Wells Fargo & Co.(b)
07/25/2034	5.557%	1,025,000	1,044,532
Total			6,766,214
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	940,000	801,841
06/30/2062	3.950%	358,000	227,534
Comcast Corp.
11/01/2056	2.937%	575,000	379,022
05/15/2064	5.500%	105,000	110,680
NBCUniversal Media LLC
01/15/2043	4.450%	436,000	399,158
Total			1,918,235
Chemicals 0.0%
LYB International Finance III LLC
04/01/2051	3.625%	155,000	113,160
Construction Machinery 0.0%
Caterpillar, Inc.
09/19/2049	3.250%	135,000	106,908
United Rentals North America, Inc.
02/15/2031	3.875%	190,000	172,682
Total			279,590
Diversified Manufacturing 0.0%
Carrier Global Corp.
04/05/2040	3.377%	245,000	197,360
Carrier Global Corp.(a)
03/15/2054	6.200%	154,000	178,556
Total			375,916
Electric 0.1%
AEP Texas, Inc.
01/15/2050	3.450%	652,000	472,415
05/15/2052	5.250%	180,000	174,361
AES Corp. (The)
01/15/2031	2.450%	100,000	84,045
Berkshire Hathaway Energy Co.
05/01/2053	4.600%	150,000	133,872
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenterPoint Energy, Inc.
09/01/2049	3.700%	203,000	153,143
Consolidated Edison Co. of New York, Inc.
11/15/2053	5.900%	169,000	186,482
Dominion Energy, Inc.
08/15/2052	4.850%	40,000	36,923
Dominion Resources, Inc.
12/01/2044	4.700%	250,000	221,703
Duke Energy Corp.
08/15/2052	5.000%	1,060,000	991,220
Duke Energy Florida LLC
11/15/2053	6.200%	87,000	99,559
Duke Energy Indiana LLC
04/01/2050	2.750%	160,000	103,703
Emera US Finance LP
06/15/2046	4.750%	354,000	291,683
Eversource Energy
08/15/2030	1.650%	306,000	249,126
Exelon Corp.
03/15/2052	4.100%	418,000	339,638
03/15/2053	5.600%	300,000	305,248
FirstEnergy Corp.
03/01/2050	3.400%	178,000	126,256
Jersey Central Power & Light Co.(a)
03/01/2032	2.750%	116,000	98,377
Pacific Gas and Electric Co.
07/01/2050	4.950%	545,000	467,375
PacifiCorp
05/15/2054	5.500%	225,000	221,030
Virginia Electric and Power Co.
08/15/2053	5.700%	156,000	165,677
Xcel Energy, Inc.
06/01/2032	4.600%	155,000	151,334
12/01/2049	3.500%	90,000	66,558
Total			5,139,728
Environmental 0.0%
GFL Environmental, Inc.(a)
09/01/2028	3.500%	321,000	295,313
Food and Beverage 0.1%
Bacardi Ltd.(a)
05/15/2038	5.150%	536,000	509,261
05/15/2048	5.300%	130,000	124,375
Constellation Brands, Inc.
05/01/2033	4.900%	979,000	985,115
Diageo Capital PLC
10/05/2033	5.625%	585,000	631,428
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mars, Inc.(a)
04/20/2033	4.750%	665,000	670,338
04/01/2054	4.125%	25,000	21,377
04/01/2059	4.200%	250,000	214,783
Total			3,156,677
Health Care 0.0%
Cigna Corp.
03/15/2050	3.400%	420,000	310,568
CVS Health Corp.
07/20/2045	5.125%	766,000	725,973
03/25/2048	5.050%	70,000	65,684
HCA, Inc.
03/15/2052	4.625%	336,000	286,755
Total			1,388,980
Healthcare Insurance 0.0%
Aetna, Inc.
11/15/2042	4.125%	200,000	166,329
08/15/2047	3.875%	109,000	85,390
Anthem, Inc.
08/15/2044	4.650%	135,000	125,276
Centene Corp.
02/15/2030	3.375%	185,000	166,005
10/15/2030	3.000%	303,000	263,749
03/01/2031	2.500%	277,000	230,803
UnitedHealth Group, Inc.
02/15/2053	5.875%	480,000	543,570
04/15/2053	5.050%	145,000	146,676
04/15/2063	5.200%	151,000	154,334
Total			1,882,132
Independent Energy 0.0%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	105,000	111,468
Integrated Energy 0.0%
BP Capital Markets America, Inc.
03/17/2052	3.001%	85,000	59,757
Cenovus Energy, Inc.
02/15/2052	3.750%	321,000	236,664
Total Capital International SA
06/29/2060	3.386%	80,000	59,570
Total			355,991
Life Insurance 0.0%
MetLife, Inc.
07/15/2052	5.000%	239,000	237,592
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	270,000	217,433
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	409,000	305,678
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	155,000	146,982
05/15/2050	3.300%	250,000	184,288
Total			1,091,973
Media and Entertainment 0.0%
CBS Corp.
07/01/2042	4.850%	65,000	52,090
Fox Corp.
01/25/2049	5.576%	110,000	105,734
Meta Platforms, Inc.
05/15/2063	5.750%	315,000	345,303
Viacom, Inc.
03/15/2043	4.375%	200,000	148,521
Warnermedia Holdings, Inc.
03/15/2062	5.391%	807,000	694,020
Total			1,345,668
Midstream 0.0%
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	100,000	85,898
03/01/2043	5.000%	320,000	286,512
09/01/2044	5.400%	69,000	64,740
Kinder Morgan, Inc.
02/15/2046	5.050%	112,000	100,237
08/01/2052	5.450%	44,000	42,260
MPLX LP
04/15/2048	4.700%	70,000	60,476
03/14/2052	4.950%	311,000	277,702
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	334,000	279,685
Western Gas Partners LP
08/15/2048	5.500%	120,000	106,747
Western Midstream Operating LP(b)
02/01/2050	5.250%	225,000	200,973
Williams Companies, Inc. (The)
06/24/2044	5.750%	330,000	333,143
Total			1,838,373
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.0%
NiSource, Inc.
02/15/2043	5.250%	133,000	129,318
02/15/2044	4.800%	249,000	228,932
05/15/2047	4.375%	170,000	146,743
Sempra Energy
02/01/2048	4.000%	180,000	148,207
Total			653,200
Pharmaceuticals 0.1%
Amgen, Inc.
02/22/2062	4.400%	235,000	198,702
03/02/2063	5.750%	863,000	907,694
Bayer US Finance LLC(a)
11/21/2033	6.500%	350,000	360,287
Merck & Co., Inc.
05/17/2053	5.000%	270,000	277,989
Pfizer Investment Enterprises Pte., Ltd.
05/19/2043	5.110%	1,205,000	1,202,295
05/19/2063	5.340%	225,000	227,509
Roche Holdings, Inc.(a)
11/13/2030	5.489%	260,000	274,360
11/13/2033	5.593%	385,000	414,732
Total			3,863,568
Property & Casualty 0.0%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	425,000	356,569
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	180,000	136,665
Total			493,234
Railroads 0.0%
CSX Corp.
11/15/2033	5.200%	350,000	365,199
Norfolk Southern Corp.
08/01/2054	5.350%	330,000	343,489
03/15/2064	5.950%	140,000	156,013
Total			864,701
Restaurants 0.0%
McDonald’s Corp.
08/14/2053	5.450%	359,000	382,405
Retailers 0.0%
Amazon.com, Inc.
05/12/2051	3.100%	250,000	186,856
04/13/2062	4.100%	80,000	70,738
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
04/01/2062	4.450%	582,000	493,255
09/15/2062	5.800%	370,000	391,041
04/01/2063	5.850%	113,000	118,824
Total			1,260,714
Technology 0.0%
Broadcom, Inc.(a)
11/15/2036	3.187%	933,000	757,174
Intel Corp.
08/12/2051	3.050%	425,000	300,647
International Business Machines Corp.
02/06/2053	5.100%	200,000	201,139
MSCI, Inc.(a)
11/01/2031	3.625%	260,000	229,229
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	65,000	59,723
01/15/2033	5.000%	229,000	228,612
02/15/2042	3.125%	169,000	126,304
Oracle Corp.
07/15/2046	4.000%	385,000	308,807
04/01/2050	3.600%	319,000	236,257
03/25/2061	4.100%	62,000	47,376
Total			2,495,268
Tobacco 0.0%
BAT Capital Corp.
08/02/2043	7.079%	138,000	146,736
Reynolds American, Inc.
08/15/2035	5.700%	155,000	152,954
Total			299,690
Wireless 0.0%
T-Mobile US, Inc.
04/15/2050	4.500%	70,000	61,973
11/15/2060	3.600%	380,000	277,861
Total			339,834
Wirelines 0.0%
AT&T, Inc.
12/01/2057	3.800%	1,451,000	1,080,047
Telefonica Emisiones SAU
03/06/2048	4.895%	300,000	265,240
Verizon Communications, Inc.
03/15/2032	2.355%	665,000	553,602
03/22/2041	3.400%	855,000	682,544
Total			2,581,433
Total Corporate Bonds & Notes (Cost $44,681,971)			42,203,825

Equity Funds 45.8%
	Shares	Value ($)
International 13.5%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(c)	55,920,131	746,533,744
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(c)	38,906,122	397,231,507
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(c)	22,571,513	259,346,690
Variable Portfolio – Partners International Value Fund, Class 1 Shares(c)	25,658,563	257,611,971
Total		1,660,723,912
U.S. Large Cap 26.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	4,632,755	202,729,371
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	7,005,145	627,590,971
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	8,616,010	321,204,835
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(c),(d)	33,101,463	627,603,738
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(c),(d)	8,311,345	321,732,166
CTIVP® – MFS® Value Fund, Class 1 Shares(c),(d)	7,283,275	279,896,248
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	372,824	17,269,228
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(c),(d)	4,772,738	281,639,272
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	8,025,482	281,614,166
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(c),(d)	8,390,593	312,549,587
Total		3,273,829,582
U.S. Mid Cap 1.9%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(c),(d)	1,318,268	59,849,378
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(c),(d)	1,628,842	60,006,525
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	1,290,647	59,614,955
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	1,352,496	60,470,105
Total		239,940,963
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.9%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(c)	5,148,742	66,830,667
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(c),(d)	5,564,226	64,823,231
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	5,867,819	170,401,469
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	4,788,813	174,360,699
Total		476,416,066
Total Equity Funds (Cost $4,073,171,512)		5,650,910,523

Exchange-Traded Equity Funds 1.8%

U.S. Large Cap 0.9%
Vanguard Russell 1000 Growth ETF	1,456,086	113,603,830
U.S. Mid Large Cap 0.9%
iShares Russell 1000 Growth Index Fund	375,033	113,698,754
Total Exchange-Traded Equity Funds (Cost $204,035,749)		227,302,584

Exchange-Traded Fixed Income Funds 1.5%

Investment Grade 1.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	929,790	102,890,561
Vanguard Intermediate-Term Corporate Bond ETF	1,026,600	83,442,048
Total		186,332,609
Total Exchange-Traded Fixed Income Funds (Cost $176,100,745)		186,332,609

Fixed Income Funds 25.6%

Investment Grade 25.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	71,771,961	616,521,148
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	19,439,034	184,282,039
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	48,341,049	381,894,289
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	21,336,666	190,536,425
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(c)	51,266,318	470,624,796
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(c)	65,385,249	615,275,198
Fixed Income Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(c)	72,300,313	703,482,042
Total		3,162,615,937
Total Fixed Income Funds (Cost $3,680,512,757)		3,162,615,937

Residential Mortgage-Backed Securities - Agency 6.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(e)
01/18/2039- 01/16/2054	3.000%	268,302,000	238,010,398
01/18/2039- 01/16/2054	3.500%	106,050,000	98,332,385
01/18/2039- 01/16/2054	4.000%	221,030,000	210,302,982
01/16/2054	4.500%	91,700,000	88,884,524
01/16/2054	5.000%	140,900,000	139,391,931
Total Residential Mortgage-Backed Securities - Agency (Cost $757,830,656)			774,922,220

U.S. Treasury Obligations 0.0%

U.S. Treasury
08/15/2043	4.375%	2,211,000	2,261,093
08/15/2053	4.125%	235,000	238,194
Total U.S. Treasury Obligations (Cost $2,266,814)			2,499,287

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $1,746,934)	1,941,660

Put Option Contracts Purchased 0.6%

(Cost $85,328,669)	76,703,950

Money Market Funds 22.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(c),(f)	2,827,394,562	2,826,829,083
Total Money Market Funds (Cost $2,826,444,203)		2,826,829,083
Total Investments in Securities (Cost: $11,852,120,010)		12,952,261,678
Other Assets & Liabilities, Net		(603,148,113)
Net Assets		12,349,113,565
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
At December 31, 2023, securities and/or cash totaling $129,508,285 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
29,466,364 USD	40,000,000 CAD	Barclays	02/09/2024	737,216	—
128,965,270 USD	103,000,000 GBP	Citi	02/09/2024	2,351,696	—
32,011,707 USD	350,000,000 NOK	Citi	02/09/2024	2,469,955	—
14,339,714 USD	12,500,000 CHF	HSBC	02/09/2024	582,118	—
232,513,900 USD	215,000,000 EUR	Morgan Stanley	02/09/2024	5,204,505	—
80,644,935 USD	122,500,000 AUD	UBS	02/09/2024	2,936,897	—
195,000,000 SEK	18,708,984 USD	Wells Fargo	02/09/2024	—	(654,906)
126,644,646 USD	18,250,000,000 JPY	Wells Fargo	02/09/2024	3,556,256	—
6,916,654 USD	70,000,000 SEK	Wells Fargo	02/09/2024	34,486	—
Total				17,873,129	(654,906)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	4,048	03/2024	EUR	183,900,640	—	(995,771)
FTSE 100 Index	869	03/2024	GBP	67,403,985	1,866,751	—
MSCI Singapore Index	570	01/2024	SGD	16,398,900	402,273	—
OMXS30 Index	4,115	01/2024	SEK	988,114,375	2,357,212	—
S&P 500 Index E-mini	6,237	03/2024	USD	1,503,117,000	47,348,658	—
SPI 200 Index	221	03/2024	AUD	41,907,125	576,481	—
TOPIX Index	1,071	03/2024	JPY	25,339,860,000	970,897	—
U.S. Long Bond	67	03/2024	USD	8,370,813	585,169	—
U.S. Treasury 10-Year Note	1,461	03/2024	USD	164,933,203	5,371,953	—
U.S. Treasury 2-Year Note	831	03/2024	USD	171,114,586	1,754,805	—
U.S. Treasury 5-Year Note	2,125	03/2024	USD	231,143,556	5,101,027	—
U.S. Treasury Ultra Bond	19	03/2024	USD	2,538,281	193,923	—
Total					66,529,149	(995,771)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(1,560)	03/2024	USD	(159,720,600)	—	(12,031,282)
U.S. Long Bond	(436)	03/2024	USD	(54,472,750)	—	(3,968,525)
U.S. Treasury 10-Year Note	(70)	03/2024	USD	(7,902,344)	—	(260,997)
U.S. Treasury Ultra 10-Year Note	(21)	03/2024	USD	(2,478,328)	—	(104,690)
U.S. Treasury Ultra Bond	(443)	03/2024	USD	(59,182,031)	—	(5,138,827)
Total					—	(21,504,321)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	76,794,263	161	4,785.00	03/15/2024	1,746,934	1,941,660

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,075,596,665	2,255	3,550.00	06/20/2025	20,344,804	16,044,325
S&P 500 Index	Morgan Stanley	USD	512,756,725	1,075	3,800.00	06/20/2025	10,167,908	10,277,000
S&P 500 Index	Morgan Stanley	USD	572,379,600	1,200	3,650.00	06/20/2025	11,568,623	9,624,000
S&P 500 Index	Morgan Stanley	USD	512,756,725	1,075	3,900.00	12/19/2025	15,354,784	15,480,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Put option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	512,756,725	1,075	3,800.00	12/19/2025	13,822,908	13,964,250
S&P 500 Index	Morgan Stanley	USD	512,756,725	1,075	3,600.00	12/19/2025	14,069,642	11,314,375
Total							85,328,669	76,703,950

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(76,794,263)	(161)	4,785.00	03/15/2024	(1,730,666)	(1,453,830)
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $5,690,220, which represents 0.05% of total net assets.

(b)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	1,816,587,221	3,799,012,984	(2,788,902,336)	131,214	2,826,829,083	—	183,372	131,665,233	2,827,394,562
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	196,544,525	—	(20,214,877)	26,399,723	202,729,371	—	30,872,127	—	4,632,755
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	612,605,565	—	(54,549,010)	69,534,416	627,590,971	—	69,067,291	—	7,005,145
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	606,809,046	14,247,553	(33,505,883)	28,970,432	616,521,148	—	(6,497,260)	14,247,553	71,771,961
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	303,543,743	—	(39,561,020)	57,222,112	321,204,835	—	60,510,581	—	8,616,010
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	191,795,483	6,329,630	(22,928,674)	9,085,600	184,282,039	—	(3,061,641)	6,329,590	19,439,034
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	359,596,930	12,336,991	(3,470,268)	13,430,636	381,894,289	—	(729,797)	12,336,446	48,341,049
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	760,181,744	14,603,423	(113,198,697)	84,947,274	746,533,744	—	9,773,139	14,603,208	55,920,131
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	614,041,050	—	(95,189,641)	108,752,329	627,603,738	—	48,574,919	—	33,101,463
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	325,660,340	20	(9,365,988)	5,437,794	321,732,166	—	11,431,550	—	8,311,345
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	66,571,948	12	(10,529,156)	3,806,574	59,849,378	—	11,786,203	—	1,318,268
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	68,868,202	11	(7,997,288)	(864,400)	60,006,525	—	7,536,822	—	1,628,842
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	68,984,214	5,471,119	(19,203,714)	11,579,048	66,830,667	4,957,382	(3,155,923)	513,699	5,148,742
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	55,581,221	126	(8,131,886)	17,373,770	64,823,231	—	(2,700,260)	—	5,564,226
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	187,743,146	5,246,169	(9,230,759)	6,777,869	190,536,425	—	(1,789,312)	5,246,169	21,336,666
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	465,921,345	15,401,965	(25,746,317)	15,047,803	470,624,796	—	(5,602,433)	15,401,962	51,266,318
CTIVP® – MFS® Value Fund, Class 1 Shares
	283,014,178	—	(12,497,996)	9,380,066	279,896,248	—	11,931,767	—	7,283,275
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	188,367,668	—	(111,031,906)	(60,066,534)	17,269,228	—	92,729,388	—	372,824
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	269,617,274	—	(33,527,694)	45,549,692	281,639,272	—	49,055,508	—	4,772,738
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	280,930,908	—	(13,936,460)	14,619,718	281,614,166	—	10,758,114	—	8,025,482
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	611,702,171	15,230,862	(36,058,672)	24,400,837	615,275,198	—	(5,155,141)	15,230,862	65,385,249
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	69,412,523	—	(7,446,617)	(2,350,951)	59,614,955	—	8,777,994	—	1,290,647
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	67,261,811	—	(9,843,336)	3,051,630	60,470,105	—	12,581,517	—	1,352,496
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	703,625,071	19,320,503	(48,761,096)	29,297,564	703,482,042	—	(6,668,189)	19,320,463	72,300,313
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	306,605,925	—	(25,289,062)	31,232,724	312,549,587	—	38,147,695	—	8,390,593
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	398,042,512	5,896,938	(70,858,080)	64,150,137	397,231,507	—	(4,343,326)	5,896,938	38,906,122
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	255,136,579	1,280,687	(32,759,871)	35,689,295	259,346,690	—	(948,703)	1,280,687	22,571,513
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	264,051,256	5,723,999	(42,704,684)	30,541,400	257,611,971	—	5,900,998	5,723,977	25,658,563
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	177,666,143	359	(12,286,070)	5,021,037	170,401,469	—	7,590,455	—	5,867,819
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	181,482,290	98	(17,684,850)	10,563,161	174,360,699	—	9,219,770	—	4,788,813
Total	10,757,952,032			698,711,970	11,640,355,543	4,957,382	455,777,225	247,796,787

(d)	Non-income producing investment.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	42,203,825	—	—	42,203,825
Equity Funds	—	—	—	5,650,910,523	5,650,910,523
Exchange-Traded Equity Funds	227,302,584	—	—	—	227,302,584
Exchange-Traded Fixed Income Funds	186,332,609	—	—	—	186,332,609
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Fixed Income Funds	—	—	—	3,162,615,937	3,162,615,937
Residential Mortgage-Backed Securities - Agency	—	774,922,220	—	—	774,922,220
U.S. Treasury Obligations	—	2,499,287	—	—	2,499,287
Call Option Contracts Purchased	1,941,660	—	—	—	1,941,660
Put Option Contracts Purchased	76,703,950	—	—	—	76,703,950
Money Market Funds	2,826,829,083	—	—	—	2,826,829,083
Total Investments in Securities	3,319,109,886	819,625,332	—	8,813,526,460	12,952,261,678
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	17,873,129	—	—	17,873,129
Futures Contracts	66,529,149	—	—	—	66,529,149
Liability
Forward Foreign Currency Exchange Contracts	—	(654,906)	—	—	(654,906)
Futures Contracts	(22,500,092)	—	—	—	(22,500,092)
Put Option Contracts Written	(1,453,830)	—	—	—	(1,453,830)
Total	3,361,685,113	836,843,555	—	8,813,526,460	13,012,055,128
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
17

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,184,915,935)	$1,233,260,525
Affiliated issuers (cost $10,580,128,472)	11,640,355,543
Option contracts purchased (cost $87,075,603)	78,645,610
Cash	1,135
Cash collateral held at broker for:
Option contracts written	16,779,402
Margin deposits on:
Futures contracts	112,728,883
Unrealized appreciation on forward foreign currency exchange contracts	17,873,129
Receivable for:
Investments sold	8,839,881
Investments sold on a delayed delivery basis	88,271,745
Capital shares sold	18,790
Dividends	12,228,582
Interest	1,920,960
Foreign tax reclaims	884
Variation margin for futures contracts	4,168,354
Prepaid expenses	76,037
Total assets	13,215,169,460
Liabilities
Option contracts written, at value (premiums received $1,730,666)	1,453,830
Unrealized depreciation on forward foreign currency exchange contracts	654,906
Payable for:
Investments purchased on a delayed delivery basis	846,168,864
Capital shares redeemed	12,330,687
Variation margin for futures contracts	4,015,153
Management services fees	63,908
Distribution and/or service fees	84,695
Service fees	572,736
Compensation of chief compliance officer	2,283
Compensation of board members	10,638
Other expenses	64,424
Deferred compensation of board members	633,771
Total liabilities	866,055,895
Net assets applicable to outstanding capital stock	$12,349,113,565
Represented by
Trust capital	$12,349,113,565
Total - representing net assets applicable to outstanding capital stock	$12,349,113,565
Class 1
Net assets	$17,146,755
Shares outstanding	991,444
Net asset value per share	$17.29
Class 2
Net assets	$12,331,966,810
Shares outstanding	720,628,992
Net asset value per share	$17.11
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$14,378,668
Dividends — affiliated issuers	247,796,787
Interest	5,798,191
Total income	267,973,646
Expenses:
Management services fees	21,768,331
Distribution and/or service fees
Class 2	30,417,661
Service fees	7,303,867
Custodian fees	53,446
Printing and postage fees	88,562
Accounting services fees	30,090
Legal fees	167,439
Interest on collateral	1,376
Compensation of chief compliance officer	2,285
Compensation of board members	168,912
Deferred compensation of board members	88,398
Other	176,986
Total expenses	60,267,353
Net investment income	207,706,293
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,176,507
Investments — affiliated issuers	455,777,225
Capital gain distributions from underlying affiliated funds	4,957,382
Foreign currency translations	(1,059,329)
Forward foreign currency exchange contracts	(26,930,247)
Futures contracts	91,023,674
Option contracts purchased	(118,220,081)
Option contracts written	(4,101,595)
Swap contracts	3,094,135
Net realized gain	413,717,671
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	64,686,216
Investments — affiliated issuers	698,711,970
Forward foreign currency exchange contracts	25,074,970
Futures contracts	8,074,001
Option contracts purchased	(5,208,622)
Option contracts written	276,836
Swap contracts	(1,264,151)
Net change in unrealized appreciation (depreciation)	790,351,220
Net realized and unrealized gain	1,204,068,891
Net increase in net assets resulting from operations	$1,411,775,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
19

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$207,706,293	$97,447,264
Net realized gain (loss)	413,717,671	(180,000,458)
Net change in unrealized appreciation (depreciation)	790,351,220	(2,833,729,815)
Net increase (decrease) in net assets resulting from operations	1,411,775,184	(2,916,283,009)
Decrease in net assets from capital stock activity	(1,313,712,150)	(1,208,759,648)
Total increase (decrease) in net assets	98,063,034	(4,125,042,657)
Net assets at beginning of year	12,251,050,531	16,376,093,188
Net assets at end of year	$12,349,113,565	$12,251,050,531

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	272,588	4,378,050	295,945	4,823,818
Shares redeemed	(155,884)	(2,521,904)	(16,828)	(271,676)
Net increase	116,704	1,856,146	279,117	4,552,142
Class 2
Shares sold	65,233	1,046,648	308,609	5,351,316
Shares redeemed	(82,287,931)	(1,316,614,944)	(76,205,282)	(1,218,663,106)
Net decrease	(82,222,698)	(1,315,568,296)	(75,896,673)	(1,213,311,790)
Total net decrease	(82,105,994)	(1,313,712,150)	(75,617,556)	(1,208,759,648)
The accompanying Notes to Financial Statements are an integral part of this statement.
20
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Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$15.37	0.32	1.60	1.92
Year Ended 12/31/2022	$18.73	0.16	(3.52)	(3.36)
Year Ended 12/31/2021	$17.18	0.13	1.42	1.55
Year Ended 12/31/2020	$15.53	0.13	1.52	1.65
Year Ended 12/31/2019(d)	$14.19	0.13	1.21	1.34
Class 2
Year Ended 12/31/2023	$15.24	0.27	1.60	1.87
Year Ended 12/31/2022	$18.62	0.12	(3.50)	(3.38)
Year Ended 12/31/2021	$17.13	0.08	1.41	1.49
Year Ended 12/31/2020	$15.52	0.08	1.53	1.61
Year Ended 12/31/2019	$13.36	0.18	1.98	2.16

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$17.29	12.49%	0.25% (c)	0.25% (c)	1.99%	158%	$17,147
Year Ended 12/31/2022	$15.37	(17.94% )	0.25% (c)	0.25% (c)	1.00%	149%	$13,442
Year Ended 12/31/2021	$18.73	9.02%	0.25% (c)	0.25% (c)	0.69%	184%	$11,155
Year Ended 12/31/2020	$17.18	10.63%	0.25%	0.25%	0.82%	163%	$4,268
Year Ended 12/31/2019(d)	$15.53	9.44%	0.24%	0.24%	1.01%	138%	$1,093
Class 2
Year Ended 12/31/2023	$17.11	12.27%	0.50% (c)	0.50% (c)	1.70%	158%	$12,331,967
Year Ended 12/31/2022	$15.24	(18.15% )	0.50% (c)	0.50% (c)	0.71%	149%	$12,237,609
Year Ended 12/31/2021	$18.62	8.70%	0.49% (c)	0.49% (c)	0.47%	184%	$16,364,939
Year Ended 12/31/2020	$17.13	10.37%	0.50%	0.50%	0.51%	163%	$15,841,609
Year Ended 12/31/2019	$15.52	16.17%	0.49%	0.49%	1.25%	138%	$15,229,993
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
23

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
24
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
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25

Notes to Financial Statements (continued)
December 31, 2023
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
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Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investment. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
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27

Notes to Financial Statements (continued)
December 31, 2023
realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
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Notes to Financial Statements (continued)
December 31, 2023
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	53,522,272 *
Equity risk	Investments, at value — Option contracts purchased	78,645,610
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	17,873,129
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	13,006,877 *
Total		163,047,888

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	13,027,053 *
Equity risk	Option contracts written, at value	1,453,830
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	654,906
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	9,473,039 *
Total		24,608,828

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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29

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	3,094,135	3,094,135
Equity risk	—	110,617,794	(118,220,081)	(4,101,595)	—	(11,703,882)
Foreign exchange risk	(26,930,247)	—	—	—	—	(26,930,247)
Interest rate risk	—	(19,594,120)	—	—	—	(19,594,120)
Total	(26,930,247)	91,023,674	(118,220,081)	(4,101,595)	3,094,135	(55,134,114)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(1,264,151)	(1,264,151)
Equity risk	—	1,355,946	(5,208,622)	276,836	—	(3,575,840)
Foreign exchange risk	25,074,970	—	—	—	—	25,074,970
Interest rate risk	—	6,718,055	—	—	—	6,718,055
Total	25,074,970	8,074,001	(5,208,622)	276,836	(1,264,151)	26,953,034
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,112,248,957
Futures contracts — short	244,030,431
Credit default swap contracts — sell protection	33,241,758

Derivative instrument	Average value ($)
Option contracts purchased	76,568,683
Option contracts written	(534,612)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	4,340,377	(7,531,037)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements (continued)
December 31, 2023
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Barclays ($)	Citi ($)	HSBC ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	737,216	4,821,651	582,118	5,204,505	2,936,897	3,590,742	17,873,129
Call option contracts purchased	-	-	-	1,941,660	-	-	1,941,660
Put option contracts purchased	-	-	-	76,703,950	-	-	76,703,950
Total assets	737,216	4,821,651	582,118	83,850,115	2,936,897	3,590,742	96,518,739
Liabilities
Forward foreign currency exchange contracts	-	-	-	-	-	654,906	654,906
Put option contracts written	-	-	-	1,453,830	-	-	1,453,830
Total liabilities	-	-	-	1,453,830	-	654,906	2,108,736
Total financial and derivative net assets	737,216	4,821,651	582,118	82,396,285	2,936,897	2,935,836	94,410,003
Total collateral received (pledged) (a)	-	-	-	-	-	-	-
Net amount (b)	737,216	4,821,651	582,118	82,396,285	2,936,897	2,935,836	94,410,003

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31

Notes to Financial Statements (continued)
December 31, 2023
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
32
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
33

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
34
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,518,549,168 and $19,155,316,069, respectively, for the year ended December 31, 2023, of which $14,961,673,605 and $15,456,398,649, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
35

Notes to Financial Statements (continued)
December 31, 2023
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations
36
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

40
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
42
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023
43

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

44
Variable Portfolio – Managed Volatility Moderate Growth Fund  | Annual Report 2023

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Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7048_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Select Large Cap Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2018
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Michael Guttag*
Co-Portfolio Manager
Managed Fund since January 2024
*Effective January 2024, Mr. Guttag was named as a co-portfolio manager of the Fund.

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	Life
Class 1	01/04/18	28.02	15.34	11.27
Class 2	01/04/18	27.77	15.04	11.00
S&P 500 Index		26.29	15.69	11.74
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (January 04, 2018 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	9.7
Consumer Discretionary	9.5
Consumer Staples	5.5
Energy	3.7
Financials	11.5
Health Care	15.2
Industrials	9.8
Information Technology	28.2
Real Estate	4.1
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 99.97% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund returned 27.77%. The Fund’s benchmark, the S&P 500 Index, returned 26.29% during the same time period.
Market overview
U.S. large-cap stocks posted a robust total return in 2023, although the upward path was uneven. After a strong start to the year, March saw stocks turn lower in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s cycle of rate hikes.
August saw the beginning of a market downturn, as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead the Fed to keep interest rates elevated for an extended period. U.S. Treasury yields spiked in response and stocks retreated into late October.
In November, declining oil prices and a string of reports suggesting that inflation was cooling led bond yields lower and stocks higher. Sentiment was further boosted in December as Fed Chair Jerome Powell indicated that the central bank could begin to cut interest rates as soon as early 2024. At the same time, continued positive U.S. economic data raised hopes that the Fed had succeeded in bringing about a “soft landing” despite raising the lower bound of its benchmark overnight lending rate from 0% to 5.25% between March 2022 and July 2023. Against this backdrop, the market rose into the end of 2023 with many major stock indices finishing the year near all-time highs.
The Fund’s notable contributors during the period
•
Positive contributions to the Fund’s performance were led by selection within the information technology, health care and industrials sectors.
•
Positive contributors within the information technology sector included artificial intelligence (AI) beneficiaries within the semiconductor and software industries.
○
Within semiconductors, shares of NVIDIA, Corp. rose sharply as the provider of chips used to build and train AI models saw customer orders spike during the year.
○
Shares of design software company Adobe, Inc. also strongly outperformed as the company has been an early mover in developing AI software and the announcement of pricing for its AI offering, Firefly, was received positively by investors.
○
Finally, enterprise cybersecurity company Palo Alto Networks, Inc. has continued to benefit from the secular trend of increased corporate spending on cybersecurity. Palo Alto’s earnings have consistently beat estimates as the company has continued to innovate and develop new products to keep it a leader in the cybersecurity space.
•
Within the health care sector, contributors included biopharmaceutical company Eli Lily & Co., which released multiple rounds of positive test data for its weight loss treatment Tirzepatide (marketed for diabetes as Mounjaro) and received FDA approval during the year. Mounjaro is expected to be a blockbuster drug.
•
Within the industrials sector, Parker Hannifin posted strong results as the motion and controls technology manufacturer continued to display margin improvement despite the cost of goods inflation seen during the year. In addition, Parker Hannifin enhanced its access to the expanding aerospace segment with the acquisition of U.K.-based Meggitt and has demonstrated progress in integrating the company and realizing cost energies.
○
Eaton, a manufacturer of systems and components used in power management, was another standout performer, reporting strong earnings growth throughout the year while experiencing significant backlog growth which supports
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
earnings visibility for the next few years. Eaton is benefiting from the secular trend towards electrification along with growth tailwinds from the recent government stimulus package aimed at sustainable infrastructure development.
•
While overall selection detracted within consumer discretionary, the Fund’s position in Amazon.com, Inc. was a notable contributor. Sentiment around the stock benefited as Amazon posted e-commerce margins that were well above expectations, driven by previous investments in warehouse and fulfillment regionalization along with an easing of cost headwinds. In addition, management struck a positive tone on trends in Amazon’s cloud business, driven in part by opportunities related to generative AI.
The Fund’s notable detractors during the period
•
Selection within the communication services, utilities and financials sectors weighed most heavily on returns.
•
On the downside, within communication services, shares of AT&T, Inc. dipped early in the year, as the wireless provider reported below-expectations guidance for near term cash flow. Subsequently, the shares sold off in the wake of press around lead sheathed cables used by AT&T and other wireless providers which have been linked to environmental risks. The stock reversed some of its losses over the second half of the year as investors became more comfortable that the company would meet its full year free cash flow targets.
•
An underweight to Facebook curator Meta Platforms also detracted. The stock rebounded sharply during the year after a period of weak performance as Meta responded to a soft advertising environment by tempering its virtual reality-related capital expenditures and restructuring its workforce.
•
Utility holding company Ameren Corp. saw its shares fall sharply as the state of Illinois approved regulated returns for Ameren that were lower than expected and rejected the company’s grid capital expenditure plan. While Ameren will be able to refile both its return on equity request and grid spending plan, investors viewed these actions as reflecting a more negative broader regulatory environment in Illinois. We believe the sell-off in the stock is overdone, even adjusting for the less positive pricing.
•
Within the financials sector, Bank of America Corp. underperformed its large bank peers. The rising interest rates seen for much of the year were less positive for the bank due to its longer maturity fixed-income holdings, which hampered its ability to capture higher interest income. We believe Bank of America has a strong capital position and any additional regulations in the wake of the bank failures experienced in 2023 are not likely to significantly impact its operations. While results for credit card company Discover Financial Services were in line with expectations, the company suspended its planned share buyback as it flagged a second consumer protection compliance issue and announced it would enter into a consent order with the Federal Deposit Insurance Corporation. We viewed the disclosure as suggesting the potential for further negative surprises and sold the stock.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,073.60	1,021.54	3.52	3.43	0.68
Class 2	1,000.00	1,000.00	1,072.30	1,020.29	4.80	4.68	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 9.7%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	3,622,818	60,790,886
Interactive Media & Services 5.9%
Alphabet, Inc., Class C(a)	1,191,780	167,957,555
Meta Platforms, Inc., Class A(a)	47,308	16,745,140
Total		184,702,695
Media 1.9%
Comcast Corp., Class A	1,339,242	58,725,762
Total Communication Services		304,219,343
Consumer Discretionary 9.4%
Automobiles 1.1%
Tesla, Inc.(a)	143,717	35,710,800
Broadline Retail 4.8%
Amazon.com, Inc.(a)	989,826	150,394,163
Hotels, Restaurants & Leisure 1.8%
Hilton Worldwide Holdings, Inc.	314,346	57,239,263
Textiles, Apparel & Luxury Goods 1.7%
lululemon athletica, Inc.(a)	104,514	53,436,963
Total Consumer Discretionary		296,781,189
Consumer Staples 5.5%
Consumer Staples Distribution & Retail 2.1%
Walmart, Inc.	409,261	64,519,997
Food Products 1.4%
Mondelez International, Inc., Class A	620,625	44,951,869
Household Products 2.0%
Procter & Gamble Co. (The)	433,995	63,597,627
Total Consumer Staples		173,069,493
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
EOG Resources, Inc.	356,807	43,155,806
Exxon Mobil Corp.	740,814	74,066,584
Total		117,222,390
Total Energy		117,222,390
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 11.4%
Banks 1.9%
Bank of America Corp.	1,793,587	60,390,074
Capital Markets 3.4%
Morgan Stanley	591,921	55,196,634
S&P Global, Inc.	117,702	51,850,085
Total		107,046,719
Financial Services 4.2%
Global Payments, Inc.	386,768	49,119,536
MasterCard, Inc., Class A	197,810	84,367,943
Total		133,487,479
Insurance 1.9%
Chubb Ltd.	259,797	58,714,122
Total Financials		359,638,394
Health Care 15.1%
Biotechnology 1.7%
BioMarin Pharmaceutical, Inc.(a)	218,565	21,074,037
Vertex Pharmaceuticals, Inc.(a)	82,687	33,644,514
Total		54,718,551
Health Care Equipment & Supplies 4.6%
Boston Scientific Corp.(a)	799,500	46,219,095
DexCom, Inc.(a)	376,502	46,720,133
Intuitive Surgical, Inc.(a)	154,181	52,014,502
Total		144,953,730
Health Care Providers & Services 3.3%
Elevance Health, Inc.	121,893	57,479,863
Laboratory Corp. of America Holdings	197,614	44,915,686
Total		102,395,549
Pharmaceuticals 5.5%
Eli Lilly & Co.	113,667	66,258,768
Merck & Co., Inc.	523,156	57,034,467
Zoetis, Inc.	258,056	50,932,513
Total		174,225,748
Total Health Care		476,293,578
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.7%
Aerospace & Defense 1.2%
General Dynamics Corp.	146,946	38,157,468
Commercial Services & Supplies 2.7%
Cintas Corp.	71,861	43,307,750
Republic Services, Inc.	262,059	43,216,150
Total		86,523,900
Electrical Equipment 1.2%
Eaton Corp. PLC	161,904	38,989,721
Ground Transportation 1.7%
Union Pacific Corp.	213,959	52,552,609
Industrial Conglomerates 1.6%
Honeywell International, Inc.	239,845	50,297,895
Machinery 1.3%
Parker-Hannifin Corp.	87,167	40,157,837
Total Industrials		306,679,430
Information Technology 28.0%
Communications Equipment 1.8%
Cisco Systems, Inc.	1,137,827	57,483,020
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	289,460	40,669,130
Semiconductors & Semiconductor Equipment 7.3%
Lam Research Corp.	62,850	49,227,891
NVIDIA Corp.	232,539	115,157,964
QUALCOMM, Inc.	452,773	65,484,559
Total		229,870,414
Software 11.5%
Adobe, Inc.(a)	92,274	55,050,668
Microsoft Corp.	698,101	262,513,900
Palo Alto Networks, Inc.(a)	157,492	46,441,241
Total		364,005,809
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	995,635	191,689,607
Total Information Technology		883,717,980
Real Estate 4.1%
Industrial REITs 1.5%
Prologis, Inc.	366,445	48,847,118
Retail REITs 1.2%
Realty Income Corp.	644,838	37,026,598
Specialized REITs 1.4%
Equinix, Inc.	52,956	42,650,233
Total Real Estate		128,523,949
Utilities 2.8%
Multi-Utilities 2.8%
Ameren Corp.	592,002	42,825,425
DTE Energy Co.	417,486	46,032,006
Total		88,857,431
Total Utilities		88,857,431
Total Common Stocks (Cost $2,272,159,833)		3,135,003,177

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	20,494,461	20,490,362
Total Money Market Funds (Cost $20,489,026)		20,490,362
Total Investments in Securities (Cost: $2,292,648,859)		3,155,493,539
Other Assets & Liabilities, Net		(1,088,179)
Net Assets		3,154,405,360
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	18,096,430	538,394,818	(535,998,591)	(2,295)	20,490,362	12,608	1,277,857	20,494,461
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	304,219,343	—	—	304,219,343
Consumer Discretionary	296,781,189	—	—	296,781,189
Consumer Staples	173,069,493	—	—	173,069,493
Energy	117,222,390	—	—	117,222,390
Financials	359,638,394	—	—	359,638,394
Health Care	476,293,578	—	—	476,293,578
Industrials	306,679,430	—	—	306,679,430
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	883,717,980	—	—	883,717,980
Real Estate	128,523,949	—	—	128,523,949
Utilities	88,857,431	—	—	88,857,431
Total Common Stocks	3,135,003,177	—	—	3,135,003,177
Money Market Funds	20,490,362	—	—	20,490,362
Total Investments in Securities	3,155,493,539	—	—	3,155,493,539
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,272,159,833)	$3,135,003,177
Affiliated issuers (cost $20,489,026)	20,490,362
Cash	7,080
Receivable for:
Dividends	2,103,398
Prepaid expenses	18,066
Total assets	3,157,622,083
Liabilities
Payable for:
Capital shares redeemed	3,043,591
Management services fees	57,758
Distribution and/or service fees	21
Service fees	94
Compensation of chief compliance officer	581
Compensation of board members	3,267
Other expenses	26,910
Deferred compensation of board members	84,501
Total liabilities	3,216,723
Net assets applicable to outstanding capital stock	$3,154,405,360
Represented by
Trust capital	$3,154,405,360
Total - representing net assets applicable to outstanding capital stock	$3,154,405,360
Class 1
Net assets	$3,151,386,954
Shares outstanding	166,183,940
Net asset value per share	$18.96
Class 2
Net assets	$3,018,406
Shares outstanding	161,557
Net asset value per share	$18.68
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$46,611,416
Dividends — affiliated issuers	1,277,857
Total income	47,889,273
Expenses:
Management services fees	20,597,669
Distribution and/or service fees
Class 2	3,266
Service fees	779
Custodian fees	18,793
Printing and postage fees	9,823
Accounting services fees	30,090
Legal fees	51,368
Compensation of chief compliance officer	585
Compensation of board members	50,357
Deferred compensation of board members	19,691
Other	53,477
Total expenses	20,835,898
Net investment income	27,053,375
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	139,815,813
Investments — affiliated issuers	12,608
Net realized gain	139,828,421
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	602,174,203
Investments — affiliated issuers	(2,295)
Net change in unrealized appreciation (depreciation)	602,171,908
Net realized and unrealized gain	742,000,329
Net increase in net assets resulting from operations	$769,053,704
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$27,053,375	$28,292,865
Net realized gain	139,828,421	77,864,340
Net change in unrealized appreciation (depreciation)	602,171,908	(855,799,222)
Net increase (decrease) in net assets resulting from operations	769,053,704	(749,642,017)
Decrease in net assets from capital stock activity	(573,972,800)	(251,251,689)
Total increase (decrease) in net assets	195,080,904	(1,000,893,706)
Net assets at beginning of year	2,959,324,456	3,960,218,162
Net assets at end of year	$3,154,405,360	$2,959,324,456

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	180,388	2,887,217	1,554,957	23,506,671
Shares redeemed	(33,822,866)	(579,016,896)	(16,827,315)	(275,260,145)
Net decrease	(33,642,478)	(576,129,679)	(15,272,358)	(251,753,474)
Class 2
Shares sold	130,448	2,216,521	34,315	502,352
Shares redeemed	(3,419)	(59,642)	(37)	(567)
Net increase	127,029	2,156,879	34,278	501,785
Total net decrease	(33,515,449)	(573,972,800)	(15,238,080)	(251,251,689)
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

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Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$14.81	0.15	4.00	4.15
Year Ended 12/31/2022	$18.41	0.14	(3.74)	(3.60)
Year Ended 12/31/2021	$14.23	0.12	4.06	4.18
Year Ended 12/31/2020	$11.89	0.19	2.15	2.34
Year Ended 12/31/2019	$9.29	0.13	2.47	2.60
Class 2
Year Ended 12/31/2023	$14.62	0.10	3.96	4.06
Year Ended 12/31/2022	$18.23	0.14	(3.75)	(3.61)
Year Ended 12/31/2021	$14.12	0.07	4.04	4.11
Year Ended 12/31/2020	$11.83	0.16	2.13	2.29
Year Ended 12/31/2019	$9.27	0.10	2.46	2.56

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$18.96	28.02%	0.68%	0.68%	0.88%	50%	$3,151,387
Year Ended 12/31/2022	$14.81	(19.56% )	0.67% (c)	0.67% (c)	0.87%	44%	$2,958,820
Year Ended 12/31/2021	$18.41	29.37%	0.66% (c)	0.66% (c)	0.71%	60%	$3,960,214
Year Ended 12/31/2020	$14.23	19.68%	0.73%	0.69%	1.59%	65%	$2,069,732
Year Ended 12/31/2019	$11.89	27.99%	0.74%	0.69%	1.25%	59%	$1,347,827
Class 2
Year Ended 12/31/2023	$18.68	27.77%	0.93%	0.93%	0.61%	50%	$3,018
Year Ended 12/31/2022	$14.62	(19.80% )	0.95% (c)	0.94% (c)	0.98%	44%	$505
Year Ended 12/31/2021	$18.23	29.11%	0.91% (c)	0.91% (c)	0.45%	60%	$5
Year Ended 12/31/2020	$14.12	19.36%	0.97%	0.94%	1.32%	65%	$4
Year Ended 12/31/2019	$11.83	27.62%	0.97%	0.94%	0.97%	59%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.67% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. For the year ended December 31, 2023, there were no assets subject to the service fee.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.69%	0.69%	0.69%
Class 2	0.94	0.94	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,530,509,113 and $2,077,530,083, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In
22
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Select Large Cap Equity Fund  | Annual Report 2023
31

Columbia Variable Portfolio – Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7071_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Intermediate Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.

Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	6.34	1.59	2.25
Class 2	05/03/10	5.96	1.34	1.99
Class 3	10/13/81	6.19	1.47	2.12
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Agency	0.0 (a)
Asset-Backed Securities — Non-Agency	16.2
Call Option Contracts Purchased	0.2
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	4.5
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	20.7
Foreign Government Obligations	2.2
Inflation-Indexed Bonds	0.2
Money Market Funds	5.6
Residential Mortgage-Backed Securities - Agency	34.5
Residential Mortgage-Backed Securities - Non-Agency	14.6
Senior Loans	0.2
U.S. Treasury Obligations	0.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	54.0
A rating	14.9
BBB rating	14.4
BB rating	4.9
B rating	4.4
CCC rating	1.1
Not rated	6.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Derivative breakdown (%) (at December 31, 2023)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	—	(0.00)(b)	(0.00)(b)
Long futures contracts	1.27	—	1.27
Short futures contracts	—	(0.17)	(0.17)
Swap contracts	0.15	(0.19)	(0.04)
Call option contracts written	—	(0.06)	(0.06)
(a) Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. Options written contracts are based upon the value as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
(b) Rounds to zero.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 85.81% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund also may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Intermediate Bond Fund returned 5.96%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% during the same time period.
Market overview
With inflation showing signs of moderating, on February 1, 2023, the U.S. Federal Reserve (Fed) raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% - 4.75%. (A basis point is 1/100 of a percent.) March saw the failure of a pair of U.S. banks and European giant Credit Suisse raise the prospect of a financial crisis. The Fed responded by taking measures to support bank liquidity, while the market began to price in multiple cuts in the federal funds target rate before year end, leading U.S. Treasury yields to drift lower. At its March 2023 meeting, the Fed raised short-term rates by another quarter-point to a range of 4.75% - 5.00%. The hike was largely viewed by financial markets as a signal that the Fed believed the financial system remained on stable footing.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation posting at 3.0%. With the U.S. economy and job market displaying surprising resilience in the face of its past tightening, the Fed implemented additional 25 basis point increases at its May and July meetings, leaving the federal funds target rate at a range of 5.25% - 5.50%.
U.S. Treasury yields spiked in October, as rising oil prices led to concerns that the Fed would feel compelled to keep rates “higher for longer” to tame inflation. However, the broad bond market rallied over the final two months of 2023, with gains driven by a shift in expectations amid signs of cooling inflation and the possibility of Fed rate cuts beginning in early 2024. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns broadly were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment. Agency mortgage-backed security (MBS) spreads tightened dramatically late in the year on the prospect of rate cuts and an end to the Fed’s balance sheet runoff.
Despite volatility in yields seen over the period, longer term U.S. Treasury yields finished the 12-month period relatively unchanged. The two-year U.S. Treasury note began 2023 at 4.41% and ended the year at 4.23% for a decrease of 18 basis points, while the yield on the bellwether 10-year U.S. Treasury finished where it began the year at 3.88%.
The Fund’s notable contributors during the period
•
Both credit selection and sector allocation contributed positively to the Fund’s performance relative to the benchmark, as we took a flexible approach to pursuing relative value opportunities over the 12-month period.
•
The Fund’s allocation to non-agency MBS contributed meaningfully, as housing fundamentals held up well, despite the toll of higher interest rates, and delinquencies remaining low.
•
Within securitized assets, exposure to asset-backed securities proved beneficial as consumers largely weathered higher borrowing costs.
•
Within agency MBS, the Fund held interest-only collateralized mortgage obligations for much of the period that performed well in an environment of rising interest rates and slowing mortgage prepayments. Late in the period, the Fund shifted into inverse interest-only securities that outperformed as U.S. Treasury yields declined on changing expectations around Fed policy.
•
Selection within non-structured agency MBS also contributed modestly.
6
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Selection within investment-grade corporate bonds was additive, in large part due to the Fund’s focus within financials on large, money center banks and lack of exposure to the regional bank issuers that experienced spread widening in the wake of the bank failures in March.
•
An allocation to below-investment grade, high-yield corporates also aided relative return. The category was less impacted than others by rising interest rates. In addition, the composition of the high-yield universe had become tilted toward relatively high-quality companies in the BB ratings range with the wherewithal to absorb higher financing costs.
•
Finally, an allocation to emerging market debt added modestly to performance as growth across Asia (outside of China) and Latin America remained reasonably strong, despite higher interest rates and U.S. dollar strength driven by the Fed’s rate hikes.
The Fund’s notable detractors during the period
•
The Fund’s tactical positioning with respect to duration and corresponding interest rate sensitivity was the most significant detractor from performance relative to the benchmark. Specifically, the Fund entered the period overweight duration, relative to the benchmark, in anticipation that a slowing economy would lead longer U.S. Treasury yields lower. This positioning proved disadvantageous as the economy held up better than most expected and U.S. Treasury yields trended higher for much of the period.
•
Within securitized sectors, exposure to commercial mortgage-backed securities (CMBS) detracted from relative performance. A tighter financing environment, given higher borrowing costs driven by the Fed’s series of rate increases, weighed on the sector broadly. In addition, sentiment around CMBS collateralized by office properties continued to be negatively impacted by remote or hybrid work policies and higher vacancy rates relative to pre-pandemic levels.
Derivative Positions
During the annual period, the Fund utilized options on interest rate swaps (or “swaptions”) to manage yield curve exposures. In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, these derivatives had a negative impact on the Fund’s performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher-rated securities. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,042.00	1,022.39	2.60	2.57	0.51
Class 2	1,000.00	1,000.00	1,040.60	1,021.14	3.87	3.83	0.76
Class 3	1,000.00	1,000.00	1,041.80	1,021.79	3.21	3.18	0.63
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2014-20I Class 1
09/01/2034	2.920%	108,699	101,556
Total Asset-Backed Securities — Agency (Cost $110,180)			101,556

Asset-Backed Securities — Non-Agency 17.9%

ACM Auto Trust(a)
Series 2023-2A Class A
06/20/2030	7.970%	7,903,344	7,929,925
Affirm Asset Securitization Trust(a)
Series 2022-A Class 1A
05/17/2027	4.300%	4,500,000	4,431,025
Series 2023-A Class A
01/18/2028	6.610%	10,000,000	10,034,714
Series 2023-B Class 1A
09/15/2028	6.820%	16,600,000	16,874,546
Series 2023-B Class A
09/15/2028	6.820%	11,700,000	11,893,505
Ares XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month Term SOFR + 1.612% Floor 1.350% 01/15/2030	7.006%	18,020,000	17,889,553
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month Term SOFR + 1.662% 04/23/2031	7.074%	22,300,000	22,100,393
Series 2020-3A Class DR
3-month Term SOFR + 3.512% Floor 3.250% 10/23/2034	8.924%	5,000,000	4,999,600
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month Term SOFR + 1.662% 01/20/2030	7.077%	12,000,000	11,904,852
Carvana Auto Receivables Trust(a)
Series 2023-N3 Class A
09/10/2027	6.410%	6,109,541	6,137,685
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month Term SOFR + 1.862% Floor 1.600% 04/30/2031	7.252%	21,000,000	20,886,306
Conn’s Receivables Funding LLC(a)
Series 2023-A Class A
01/17/2028	8.010%	2,141,456	2,146,530
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month Term SOFR + 1.612% Floor 1.350% 05/15/2031	6.991%	14,617,500	14,489,524
DT Auto Owner Trust(a)
Series 2023-2A Class A
04/15/2027	5.880%	6,915,638	6,914,352
Exeter Automobile Receivables Trust
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	4,100,000	4,109,424
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	5,757,846	5,710,665
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month Term SOFR + 1.612% 01/18/2031	7.007%	10,000,000	9,940,030
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
06/15/2029	2.820%	5,172,573	5,104,943
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	617,976	611,166
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	969,357	963,583
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class D
3-month Term SOFR + 3.862% Floor 3.600% 01/15/2033	9.256%	9,750,000	9,677,918
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class D
3-month Term SOFR + 4.362% Floor 4.000% 01/19/2034	9.658%	13,175,000	13,176,884
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month Term SOFR + 1.612% 04/20/2030	7.027%	11,300,000	11,209,577
Marlette Funding Trust(a)
Series 2020-2A Class D
09/16/2030	4.650%	1,479,277	1,464,888
Series 2023-2A Class A
06/15/2033	6.040%	4,548,828	4,538,122
Subordinated Series 2022-2A Class C
08/15/2032	6.140%	5,089,000	5,058,552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month Term SOFR + 1.662% Floor 1.400% 01/20/2031	7.077%	20,375,000	20,172,187
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month Term SOFR + 1.712% Floor 1.450% 01/22/2030	7.124%	45,625,000	45,285,915
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	27,500,000	25,687,582
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,065,000	2,836,897
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month Term SOFR + 7.512% Floor 7.250% 10/22/2030	12.924%	1,962,500	1,944,270
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month Term SOFR + 1.712% 01/20/2031	7.127%	20,000,000	19,757,220
Pagaya AI Debt Selection Trust(a)
Series 2021-5 Class A
08/15/2029	1.530%	1,068,005	1,063,198
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	7,292,798	7,217,107
Subordinated Series 2021-5 Class B
08/15/2029	2.630%	10,998,704	10,628,372
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	4,274,860	4,214,205
Series 2022-2 Class A
01/15/2030	4.970%	3,088,277	3,068,125
Series 2023-1 Class A
07/15/2030	7.556%	9,388,191	9,432,143
Series 2023-3 Class A
12/16/2030	7.600%	12,194,293	12,259,730
Series 2023-6 Class A
06/16/2031	7.128%	20,924,419	20,968,779
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	16,697,792	16,041,597
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	8,999,127	9,065,439
Subordinated Series 2023-1 Class B
07/15/2030	9.435%	7,798,916	7,943,896
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2023-6 Class B
06/16/2031	7.464%	12,000,000	12,085,080
Subordinated Series 2023-7 Class B
07/15/2031	7.549%	14,450,000	14,542,359
Pagaya AI Debt Trust(a),(c)
Subordinated Series 2023-5 Class AB
04/15/2031	7.277%	11,135,947	11,173,523
PAGAYA AI Debt Trust(a),(c)
Subordinated Series 2022-3 Class AB
03/15/2030	6.664%	2,419,474	2,425,888
Research-Driven Pagaya Motor Asset Trust(a)
Series 2023-4A Class A
03/25/2032	7.540%	13,000,000	13,046,081
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	4,982,197	4,532,539
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month Term SOFR + 1.662% Floor 1.400% 01/15/2030	7.056%	28,000,000	27,860,252
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	6,992,000	6,811,287
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month Term SOFR + 1.632% Floor 1.370% 01/15/2030	7.026%	11,171,429	11,102,982
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	1,623,012	1,593,501
Series 2021-ST1 Class A
02/20/2027	2.750%	2,362,982	2,319,027
Series 2021-ST10 Class A
01/20/2030	2.250%	4,533,721	4,417,511
Upstart Securitization Trust(a)
Series 2021-4 Class A
09/20/2031	0.840%	484,045	481,937
Series 2023-1 Class A
02/20/2033	6.590%	3,819,737	3,816,463
Series 2023-2 Class A
06/20/2033	6.770%	9,110,066	9,117,395
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	5,895,929	5,818,130
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	11,370,000	11,046,384
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Structured Pass-Through Trust(a)
Series 2022-1A Class A
04/15/2030	3.400%	19,858,567	19,510,536
Westlake Automobile Receivables Trust(a)
Series 2023-3A Class A3
05/17/2027	5.820%	7,200,000	7,247,826
Total Asset-Backed Securities — Non-Agency (Cost $620,601,118)			616,733,625

Commercial Mortgage-Backed Securities - Agency 0.2%

FRESB Mortgage Trust(c)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	5,758,704	5,445,027
Total Commercial Mortgage-Backed Securities - Agency (Cost $5,769,726)			5,445,027

Commercial Mortgage-Backed Securities - Non-Agency 5.0%

BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2013-WBRK Class A
03/10/2037	3.534%	5,550,000	4,957,970
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month Term SOFR + 2.364% Floor 2.250% 10/15/2037	7.726%	10,581,000	10,233,837
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month Term SOFR + 1.847% Floor 1.925% 06/15/2035	7.277%	6,950,000	6,784,319
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month Term SOFR + 2.835% Floor 2.721% 11/15/2038	8.195%	10,650,000	9,497,559
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class E
02/10/2037	3.633%	10,950,000	10,230,910
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	15,735,000	13,644,387
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	19,065,000	8,959,452
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	16,000,000	6,205,390
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	10,901,000	1,220,290
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class E
11/10/2036	3.177%	13,400,000	10,761,458
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month Term SOFR + 2.314% Floor 2.200% 01/15/2036	7.676%	6,600,000	5,506,538
Subordinated Series 2020-1NYP Class D
1-month Term SOFR + 2.864% Floor 2.750% 01/15/2036	8.226%	4,150,000	3,171,605
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	19,775,000	18,885,214
Series 2020-SFR3 Class A
10/17/2027	1.294%	7,938,519	7,382,519
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,775,000	2,704,331
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	1,735,000	1,683,976
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	5,900,000	5,744,535
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	6.626%	22,000,000	20,583,306
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month Term SOFR + 1.297% Floor 1.250% 02/15/2032	6.659%	10,469,000	10,408,675
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class A
1-month Term SOFR + 1.314% Floor 1.200% 05/15/2031	6.676%	6,250,000	6,072,574
Subordinated Series 2017-SMP Class C
1-month Term SOFR + 1.372% Floor 1.200% 12/15/2034	6.734%	9,000,000	7,753,804
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $212,806,836)			172,392,649

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	721,000	382,130
Total Convertible Bonds (Cost $697,061)			382,130

Corporate Bonds & Notes(d) 22.8%

Aerospace & Defense 0.7%
Boeing Co. (The)
08/01/2059	3.950%	11,040,000	8,476,694
Bombardier, Inc.(a)
04/15/2027	7.875%	562,000	562,199
Howmet Aerospace, Inc.
01/15/2029	3.000%	1,057,000	965,606
L3Harris Technologies, Inc.
07/31/2033	5.400%	2,447,000	2,545,875
Raytheon Technologies Corp.
03/15/2032	2.375%	8,699,000	7,243,166
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	446,000	488,334
11/15/2030	9.750%	359,000	386,021
TransDigm, Inc.(a)
03/15/2026	6.250%	2,893,000	2,889,566
08/15/2028	6.750%	1,147,000	1,177,081
Total			24,734,542
Airlines 0.2%
Air Canada(a)
08/15/2026	3.875%	782,000	748,431
American Airlines, Inc.(a)
05/15/2029	8.500%	184,000	194,630
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	2,014,304	1,997,991
04/20/2029	5.750%	1,064,779	1,038,607
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	1,186,121	1,119,832
United Airlines, Inc.(a)
04/15/2026	4.375%	1,082,000	1,055,296
04/15/2029	4.625%	687,000	640,219
Total			6,795,006
Automotive 0.1%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	297,000	298,064
Clarios Global LP/US Finance Co.(a)
05/15/2028	6.750%	513,000	528,157
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
11/13/2025	3.375%	325,000	310,898
06/10/2026	6.950%	338,000	346,793
01/09/2027	4.271%	934,000	896,606
08/17/2027	4.125%	334,000	316,633
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	220,000	215,995
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	424,000	424,210
05/15/2027	8.500%	907,000	913,337
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	440,000	467,428
Total			4,718,121
Banking 7.5%
Ally Financial, Inc.
05/21/2024	3.875%	125,000	123,815
Subordinated
11/20/2025	5.750%	2,038,000	2,033,127
Bank of America Corp.(e)
07/23/2031	1.898%	22,915,000	18,716,734
10/20/2032	2.572%	26,334,000	21,846,107
02/04/2033	2.972%	18,020,000	15,312,733
Subordinated
09/21/2036	2.482%	1,348,000	1,069,549
Citigroup, Inc.(e)
06/03/2031	2.572%	4,618,000	3,944,970
01/25/2033	3.057%	12,760,000	10,889,876
Goldman Sachs Group, Inc. (The)(e)
07/21/2032	2.383%	12,440,000	10,228,530
10/21/2032	2.650%	12,753,000	10,627,027
HSBC Holdings PLC(e)
05/24/2032	2.804%	13,166,000	10,988,271
11/22/2032	2.871%	18,238,000	15,178,025
JPMorgan Chase & Co.(e)
10/15/2030	2.739%	2,818,000	2,505,884
04/22/2032	2.580%	26,199,000	22,173,009
11/08/2032	2.545%	21,610,000	18,052,279
Morgan Stanley(e)
07/21/2032	2.239%	4,533,000	3,704,015
10/20/2032	2.511%	20,090,000	16,662,185
07/21/2034	5.424%	2,699,000	2,736,747
Subordinated
09/16/2036	2.484%	1,860,000	1,476,415
PNC Financial Services Group, Inc. (The)(e)
06/12/2029	5.582%	9,000,000	9,180,313
10/20/2034	6.875%	10,095,000	11,210,675
US Bancorp(e)
06/12/2034	5.836%	2,951,000	3,045,775
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(e)
07/25/2029	5.574%	717,000	731,995
10/23/2029	6.303%	3,550,000	3,744,916
10/30/2030	2.879%	609,000	541,137
07/25/2034	5.557%	39,071,000	39,815,518
10/23/2034	6.491%	3,070,000	3,343,505
Total			259,883,132
Brokerage/Asset Managers/Exchanges 0.2%
AG Issuer LLC(a)
03/01/2028	6.250%	350,000	347,859
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	357,000	375,734
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%	514,000	546,259
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	228,000	205,197
Hightower Holding LLC(a)
04/15/2029	6.750%	832,000	755,137
NFP Corp.(a)
08/15/2028	4.875%	366,000	363,803
08/15/2028	6.875%	1,517,000	1,543,049
10/01/2030	7.500%	1,049,000	1,120,142
10/01/2031	8.500%	206,000	222,688
Total			5,479,868
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	888,000	842,557
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	670,000	650,383
08/01/2030	6.500%	442,000	453,214
SRS Distribution, Inc.(a)
07/01/2028	4.625%	636,000	605,785
07/01/2029	6.125%	385,000	365,240
12/01/2029	6.000%	515,000	484,870
Standard Industries, Inc.(a)
01/15/2028	4.750%	1,143,000	1,100,770
Summit Materials LLC /Finance Corp.(a)
01/15/2031	7.250%	426,000	449,190
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	70,000	67,896
White Cap Buyer LLC(a)
10/15/2028	6.875%	984,000	954,633
Total			5,974,538
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.9%
CCO Holdings LLC/Capital Corp.(a)
02/01/2028	5.000%	1,069,000	1,023,333
03/01/2030	4.750%	626,000	572,629
08/15/2030	4.500%	2,620,000	2,366,287
02/01/2031	4.250%	459,000	401,003
02/01/2032	4.750%	552,000	486,720
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	2,042,000	1,750,687
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,412,000	3,763,534
12/01/2061	4.400%	5,327,000	3,683,806
06/30/2062	3.950%	2,858,000	1,816,456
CSC Holdings LLC(a)
02/01/2028	5.375%	789,000	698,317
01/15/2030	5.750%	722,000	449,545
12/01/2030	4.125%	1,598,000	1,214,765
12/01/2030	4.625%	176,000	105,537
11/15/2031	5.000%	877,000	527,110
DISH DBS Corp.
07/01/2026	7.750%	351,000	245,041
06/01/2029	5.125%	1,712,000	882,502
DISH Network Corp.(a)
11/15/2027	11.750%	1,614,000	1,683,666
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	552,000	521,774
08/01/2027	5.000%	1,347,000	1,304,883
07/01/2030	4.125%	266,000	238,140
Videotron Ltd.(a)
06/15/2029	3.625%	3,204,000	2,928,190
Virgin Media Finance PLC(a)
07/15/2030	5.000%	671,000	592,131
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	566,000	545,824
VZ Secured Financing BV(a)
01/15/2032	5.000%	901,000	772,108
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	432,000	361,374
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	419,000	408,900
Ziggo BV(a)
01/15/2030	4.875%	896,000	797,312
Total			30,141,574
Chemicals 0.4%
Avient Corp.(a)
08/01/2030	7.125%	403,000	417,903
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	437,000	393,032
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	621,000	602,958
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	398,000	397,793
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,011,000	932,489
HB Fuller Co.
10/15/2028	4.250%	821,000	771,752
Herens Holdco Sarl(a)
05/15/2028	4.750%	886,000	724,416
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	732,000	705,930
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%	504,000	536,619
Ingevity Corp.(a)
11/01/2028	3.875%	534,000	479,828
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	408,000	371,070
Iris Holdings, Inc.(a),(f)
02/15/2026	8.750%	467,000	397,156
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	442,000	399,610
11/15/2028	9.750%	1,436,000	1,530,968
10/01/2029	6.250%	618,000	551,473
SPCM SA(a)
03/15/2027	3.125%	228,000	207,625
Tronox, Inc.(a)
03/15/2029	4.625%	369,000	326,671
WR Grace Holdings LLC(a)
06/15/2027	4.875%	816,000	786,162
08/15/2029	5.625%	1,242,000	1,096,963
03/01/2031	7.375%	107,000	107,062
Total			11,737,480
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	2,256,000	2,048,871
Herc Holdings, Inc.(a)
07/15/2027	5.500%	451,000	445,714
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	1,928,000	1,987,832
03/15/2031	7.750%	226,000	241,026
Total			4,723,443
Consumer Cyclical Services 0.2%
APX Group, Inc.(a)
07/15/2029	5.750%	171,000	159,637
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,007,000	912,179
12/01/2028	6.125%	872,000	760,198
Match Group, Inc.(a)
12/15/2027	5.000%	451,000	440,315
06/01/2028	4.625%	1,574,000	1,509,418
Uber Technologies, Inc.(a)
09/15/2027	7.500%	424,000	438,985
01/15/2028	6.250%	940,000	945,858
08/15/2029	4.500%	1,999,000	1,906,785
Total			7,073,375
Consumer Products 0.1%
Acushnet Co.(a)
10/15/2028	7.375%	388,000	405,283
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,460,000	1,448,296
Newell, Inc.
04/01/2026	5.200%	916,000	901,937
Prestige Brands, Inc.(a)
01/15/2028	5.125%	470,000	460,520
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	135,000	116,201
02/01/2032	4.375%	162,000	138,436
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	409,000	391,465
07/15/2030	5.500%	130,000	126,690
Total			3,988,828
Diversified Manufacturing 0.2%
Chart Industries, Inc.(a)
01/01/2030	7.500%	234,000	244,921
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	887,000	910,983
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,184,000	1,185,527
Madison IAQ LLC(a)
06/30/2028	4.125%	654,000	596,540
06/30/2029	5.875%	718,000	633,417
Resideo Funding, Inc.(a)
09/01/2029	4.000%	878,000	768,431
Vertical Holdco GmbH(a)
07/15/2028	7.625%	467,000	461,157
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	520,000	510,042
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	833,000	839,002
06/15/2028	7.250%	1,939,000	1,992,502
Total			8,142,522
Electric 1.3%
AEP Texas, Inc.
01/15/2050	3.450%	5,325,000	3,858,301
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	895,000	861,885
02/15/2031	3.750%	760,000	670,044
01/15/2032	3.750%	797,000	692,421
Duke Energy Corp.
08/15/2052	5.000%	3,773,000	3,528,181
Edison International
11/15/2028	5.250%	5,951,000	5,991,620
Emera US Finance LP
06/15/2046	4.750%	13,116,000	10,807,101
FirstEnergy Corp.
03/01/2050	3.400%	1,926,000	1,366,113
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	631,000	625,192
09/15/2027	4.500%	1,965,000	1,891,814
01/15/2029	7.250%	406,000	425,378
NRG Energy, Inc.(a)
02/15/2029	3.375%	322,000	284,479
06/15/2029	5.250%	467,000	453,881
02/15/2031	3.625%	1,125,000	967,720
02/15/2032	3.875%	40,000	34,253
Pacific Gas and Electric Co.
07/01/2050	4.950%	10,250,000	8,790,073
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	895,000	874,857
01/15/2030	4.750%	731,000	684,012
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	345,000	341,129
05/01/2029	4.375%	1,617,000	1,499,616
10/15/2031	7.750%	550,000	571,353
Total			45,219,423
Environmental 0.1%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	66,000	67,094
GFL Environmental, Inc.(a)
08/01/2025	3.750%	735,000	717,335
12/15/2026	5.125%	481,000	474,106
08/01/2028	4.000%	612,000	564,719
06/15/2029	4.750%	402,000	379,022
01/15/2031	6.750%	586,000	603,751
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	907,000	874,543
Total			3,680,570
Finance Companies 0.2%
GGAM Finance Ltd.(a)
02/15/2027	8.000%	508,000	521,355
Navient Corp.
06/25/2025	6.750%	668,000	676,357
03/15/2027	5.000%	423,000	408,496
03/15/2031	11.500%	387,000	426,208
OneMain Finance Corp.
01/15/2027	3.500%	1,056,000	979,773
01/15/2029	9.000%	767,000	811,195
03/15/2030	7.875%	457,000	471,274
09/15/2030	4.000%	186,000	159,155
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	471,000	430,467
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	968,000	878,570
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	2,842,000	2,428,582
Springleaf Finance Corp.
11/15/2029	5.375%	26,000	24,347
United Wholesale Mortgage LLC(a)
04/15/2029	5.500%	29,000	27,447
Total			8,243,226
Food and Beverage 0.8%
Bacardi Ltd.(a)
05/15/2048	5.300%	12,645,000	12,097,893
Constellation Brands, Inc.
05/01/2033	4.900%	7,268,000	7,313,395
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	429,000	428,752
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,173,000	1,142,329
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	375,000	345,949
Post Holdings, Inc.(a)
03/01/2027	5.750%	940,000	937,567
01/15/2028	5.625%	550,000	544,363
09/15/2031	4.500%	897,000	806,197
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	1,040,000	960,080
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	1,229,000	1,065,664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
15

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	863,000	757,273
US Foods, Inc.(a)
09/15/2028	6.875%	209,000	215,561
02/15/2029	4.750%	535,000	508,935
06/01/2030	4.625%	512,000	477,201
01/15/2032	7.250%	195,000	203,718
Total			27,804,877
Gaming 0.4%
Boyd Gaming Corp.(a)
06/15/2031	4.750%	1,030,000	945,351
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,518,000	1,372,325
02/15/2030	7.000%	666,000	684,705
Churchill Downs, Inc.(a)
01/15/2028	4.750%	796,000	756,448
05/01/2031	6.750%	203,000	206,213
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	924,000	923,322
07/01/2025	6.250%	1,994,000	1,993,212
07/01/2027	8.125%	1,167,000	1,196,038
International Game Technology PLC(a)
02/15/2025	6.500%	305,000	305,218
04/15/2026	4.125%	548,000	532,226
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	89,000	92,966
MGM Resorts International
09/01/2026	4.625%	957,000	933,525
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	1,152,000	1,072,529
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	461,000	447,982
07/01/2029	4.125%	730,000	626,286
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	1,148,000	1,072,966
Scientific Games International, Inc.(a)
11/15/2029	7.250%	644,000	660,329
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	129,000	128,344
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	241,000	227,635
Total			14,177,620
Health Care 0.9%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	233,000	229,740
04/15/2029	5.000%	692,000	666,941
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
AdaptHealth LLC(a)
08/01/2029	4.625%		121,000	93,854
03/01/2030	5.125%		525,000	413,496
Avantor Funding, Inc.(a)
07/15/2028	4.625%		574,000	552,512
11/01/2029	3.875%		727,000	661,453
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%		331,000	349,367
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	1,145,000	869,719
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%		402,000	351,123
Charles River Laboratories International, Inc.(a)
03/15/2029	3.750%		423,000	389,488
03/15/2031	4.000%		128,000	116,117
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		489,000	319,197
05/15/2030	5.250%		1,600,000	1,336,997
01/15/2032	10.875%		279,000	292,984
HCA, Inc.
09/01/2030	3.500%		15,861,000	14,386,811
IQVIA, Inc.(a)
05/15/2030	6.500%		200,000	205,802
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%		2,248,000	2,033,324
10/01/2029	5.250%		1,617,000	1,527,048
Select Medical Corp.(a)
08/15/2026	6.250%		1,448,000	1,456,648
Star Parent, Inc.(a)
10/01/2030	9.000%		1,144,000	1,207,214
Tenet Healthcare Corp.
01/01/2026	4.875%		554,000	548,021
02/01/2027	6.250%		702,000	704,140
06/15/2028	4.625%		788,000	751,062
10/01/2028	6.125%		1,396,000	1,389,548
06/01/2029	4.250%		102,000	94,966
01/15/2030	4.375%		580,000	538,404
Tenet Healthcare Corp.(a)
05/15/2031	6.750%		442,000	452,428
Total				31,938,404
Healthcare Insurance 0.7%
Aetna, Inc.
11/15/2042	4.125%		1,339,000	1,113,570
Centene Corp.
02/15/2030	3.375%		835,000	749,266
10/15/2030	3.000%		20,314,000	17,682,515
08/01/2031	2.625%		4,954,000	4,131,033
Total				23,676,384
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.0%
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	794,000	752,476
Independent Energy 0.4%
Baytex Energy Corp.(a)
04/30/2030	8.500%	688,000	711,782
Callon Petroleum Co.
07/01/2026	6.375%	1,124,000	1,121,669
Callon Petroleum Co.(a)
08/01/2028	8.000%	427,000	436,960
06/15/2030	7.500%	90,000	90,962
Centennial Resource Production LLC(a)
04/01/2027	6.875%	85,000	85,099
Civitas Resources, Inc.(a)
07/01/2028	8.375%	120,000	125,504
11/01/2030	8.625%	282,000	299,984
07/01/2031	8.750%	277,000	294,298
CNX Resources Corp.(a)
03/14/2027	7.250%	50,000	50,358
01/15/2029	6.000%	763,000	733,280
01/15/2031	7.375%	50,000	50,517
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	1,731,000	1,684,208
Comstock Resources, Inc.(a)
03/01/2029	6.750%	307,000	282,034
01/15/2030	5.875%	566,000	492,632
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	586,000	584,804
05/01/2029	5.000%	776,000	758,400
Hilcorp Energy I LP/Finance Co.(a)
02/01/2029	5.750%	571,000	554,680
04/15/2030	6.000%	334,000	324,043
04/15/2032	6.250%	231,000	222,266
11/01/2033	8.375%	317,000	337,147
Matador Resources Co.
09/15/2026	5.875%	914,000	906,692
Matador Resources Co.(a)
04/15/2028	6.875%	213,000	216,889
Permian Resources Operating LLC(a)
01/15/2032	7.000%	922,000	950,926
Southwestern Energy Co.
02/01/2029	5.375%	249,000	242,449
02/01/2032	4.750%	1,100,000	1,020,722
Total			12,578,305
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.3%
Carnival Corp.(a)
03/01/2026	7.625%	704,000	716,066
03/01/2027	5.750%	1,554,000	1,514,332
08/01/2028	4.000%	510,000	473,951
08/15/2029	7.000%	95,000	99,084
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	297,000	324,473
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(a)
05/01/2025	5.500%	564,000	561,115
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	444,000	435,393
10/01/2028	6.500%	284,000	283,730
Cinemark USA, Inc.(a)
05/01/2025	8.750%	102,000	102,614
03/15/2026	5.875%	375,000	368,421
07/15/2028	5.250%	174,000	159,706
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	448,000	443,961
NCL Corp., Ltd.(a)
03/15/2026	5.875%	335,000	327,374
02/15/2029	7.750%	91,000	91,345
NCL Finance Ltd.(a)
03/15/2028	6.125%	181,000	172,968
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	964,000	931,093
08/31/2026	5.500%	600,000	594,875
07/15/2027	5.375%	235,000	231,427
01/15/2029	8.250%	431,000	458,142
01/15/2030	7.250%	716,000	747,633
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	492,000	493,211
Viking Cruises Ltd.(a)
02/15/2029	7.000%	170,000	168,415
07/15/2031	9.125%	198,000	212,018
Total			9,911,347
Life Insurance 0.2%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,984,000	4,883,195
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	535,000	465,845
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
17

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Media and Entertainment 0.7%
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%		613,000	528,652
09/15/2028	9.000%		577,000	602,153
06/01/2029	7.500%		1,070,000	888,279
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%		1,431,000	1,364,975
iHeartCommunications, Inc.
05/01/2026	6.375%		566,350	482,104
05/01/2027	8.375%		1,008,774	654,611
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		439,000	348,649
01/15/2028	4.750%		717,000	551,648
Netflix, Inc.
05/15/2029	4.625%	EUR	2,175,000	2,567,112
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		1,018,000	992,005
01/15/2029	4.250%		245,000	220,886
03/15/2030	4.625%		347,000	311,128
02/15/2031	7.375%		127,000	134,127
Playtika Holding Corp.(a)
03/15/2029	4.250%		415,000	363,753
Roblox Corp.(a)
05/01/2030	3.875%		1,546,000	1,378,544
Univision Communications, Inc.(a)
08/15/2028	8.000%		326,000	336,974
05/01/2029	4.500%		252,000	224,719
06/30/2030	7.375%		345,000	344,913
Warnermedia Holdings, Inc.
03/15/2062	5.391%		14,320,000	12,315,202
Total				24,610,434
Metals and Mining 0.2%
Allegheny Technologies, Inc.
10/01/2029	4.875%		129,000	120,985
10/01/2031	5.125%		625,000	581,984
Constellium SE(a)
06/15/2028	5.625%		1,310,000	1,285,293
04/15/2029	3.750%		1,110,000	1,010,106
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		1,108,000	1,077,887
04/01/2029	6.125%		776,000	762,983
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%		74,000	68,552
06/01/2031	4.500%		351,000	302,636
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
11/15/2026	3.250%	321,000	302,087
01/30/2030	4.750%	713,000	671,758
08/15/2031	3.875%	387,000	341,305
Total			6,525,576
Midstream 0.9%
CNX Midstream Partners LP(a)
04/15/2030	4.750%	701,000	621,100
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	164,000	162,315
DT Midstream, Inc.(a)
06/15/2029	4.125%	741,000	683,269
06/15/2031	4.375%	210,000	189,642
EQM Midstream Partners LP(a)
07/01/2025	6.000%	195,000	195,233
07/01/2027	6.500%	492,000	502,172
01/15/2029	4.500%	423,000	400,217
01/15/2031	4.750%	1,950,000	1,820,862
EQM Midstream Partners LP
07/15/2048	6.500%	192,000	198,158
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	2,775,000	2,177,116
Kinder Morgan Energy Partners LP
09/01/2044	5.400%	5,253,000	4,928,710
NuStar Logistics LP
10/01/2025	5.750%	462,000	460,919
06/01/2026	6.000%	923,000	920,407
04/28/2027	5.625%	940,000	935,296
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	9,325,000	7,808,569
Sunoco LP/Finance Corp.
04/15/2027	6.000%	649,000	651,167
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	629,000	576,873
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	908,000	817,700
08/15/2031	4.125%	990,000	874,718
11/01/2033	3.875%	3,874,000	3,287,030
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	225,000	227,236
06/01/2031	8.375%	1,089,000	1,089,238
02/01/2032	9.875%	177,000	184,322
Western Midstream Operating LP(e)
02/01/2050	5.250%	1,840,000	1,643,510
Total			31,355,779
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Nabors Industries Ltd.(a)
01/15/2026	7.250%		737,000	706,044
Nabors Industries, Inc.(a)
05/15/2027	7.375%		186,000	182,447
01/31/2030	9.125%		210,000	211,729
Transocean Aquila Ltd.(a)
09/30/2028	8.000%		722,000	736,820
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%		701,000	725,431
Total				2,562,471
Other REIT 0.2%
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	2,161,000	2,077,373
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		1,295,000	1,279,179
02/01/2027	4.250%		582,000	548,418
06/15/2029	4.750%		1,420,000	1,280,482
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%		1,047,000	976,825
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%		106,000	110,308
02/15/2029	4.500%		269,000	250,954
RLJ Lodging Trust LP(a)
07/01/2026	3.750%		354,000	337,209
Service Properties Trust(a)
11/15/2031	8.625%		273,000	286,165
Total				7,146,913
Packaging 0.1%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		991,000	986,575
09/01/2029	4.000%		1,286,000	1,089,885
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		364,000	332,859
Ball Corp.
06/15/2029	6.000%		260,000	265,363
Canpack SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%		261,000	248,247
Canpack SA/US LLC(a)
11/15/2029	3.875%		837,000	717,864
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		830,000	816,696
08/15/2027	8.500%		373,000	366,232
Total				4,823,721
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.9%
1375209 BC Ltd.(a)
01/30/2028	9.000%	207,000	201,436
Amgen, Inc.
03/02/2063	5.750%	4,068,000	4,278,677
Bausch Health Companies, Inc.(a)
10/15/2030	14.000%	72,000	40,177
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	394,000	358,240
Jazz Securities DAC(a)
01/15/2029	4.375%	637,000	593,317
Organon Finance 1 LLC(a)
04/30/2028	4.125%	687,000	632,320
04/30/2031	5.125%	1,097,000	935,125
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	23,722,000	23,764,907
Total			30,804,199
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	346,000	332,250
10/15/2027	6.750%	983,000	979,643
04/15/2028	6.750%	1,347,000	1,379,080
11/01/2029	5.875%	720,000	683,556
01/15/2031	7.000%	183,000	192,998
AssuredPartners, Inc.(a)
08/15/2025	7.000%	893,000	895,290
01/15/2029	5.625%	575,000	536,239
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	994,000	931,833
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	167,000	168,839
HUB International Ltd.(a)
05/01/2026	7.000%	430,000	430,626
12/01/2029	5.625%	1,363,000	1,304,037
HUB International, Ltd.(a)
06/15/2030	7.250%	1,386,000	1,463,250
USI, Inc.(a)
01/15/2032	7.500%	263,000	269,239
Total			9,566,880
Refining 0.0%
HF Sinclair Corp.(a)
04/15/2027	6.375%	225,000	226,889
02/01/2028	5.000%	695,000	672,920
Total			899,809
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
19

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2030	4.000%	456,000	410,273
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	886,000	777,777
IRB Holding Corp.(a)
06/15/2025	7.000%	1,972,000	1,974,024
Yum! Brands, Inc.
04/01/2032	5.375%	457,000	450,369
Total			3,612,443
Retailers 0.7%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	151,000	139,957
02/15/2032	5.000%	754,000	686,955
Hanesbrands, Inc.(a)
05/15/2026	4.875%	180,000	173,247
02/15/2031	9.000%	737,000	721,983
L Brands, Inc.(a)
10/01/2030	6.625%	920,000	941,231
L Brands, Inc.
11/01/2035	6.875%	237,000	239,797
LCM Investments Holdings II LLC(a)
08/01/2031	8.250%	178,000	186,180
Lithia Motors, Inc.(a)
01/15/2031	4.375%	205,000	186,617
Lowe’s Companies, Inc.
04/01/2062	4.450%	2,908,000	2,464,580
09/15/2062	5.800%	14,403,000	15,222,041
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	799,000	751,258
02/15/2029	7.750%	902,000	879,118
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	537,000	423,891
Total			23,016,855
Supermarkets 0.0%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	702,000	663,988
Technology 1.3%
Block, Inc.
06/01/2026	2.750%	2,207,000	2,078,295
Broadcom, Inc.(a)
11/15/2036	3.187%	12,977,000	10,531,453
Camelot Finance SA(a)
11/01/2026	4.500%	547,000	534,134
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	72,000	75,108
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	193,000	196,721
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	364,000	342,741
07/01/2029	4.875%	1,041,000	976,961
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	1,117,000	1,061,242
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	821,000	751,683
Entegris Escrow Corp.(a)
04/15/2029	4.750%	2,620,000	2,523,441
06/15/2030	5.950%	948,000	941,956
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%	1,438,000	1,525,636
HealthEquity, Inc.(a)
10/01/2029	4.500%	867,000	801,930
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	754,000	688,756
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	663,000	587,003
Iron Mountain, Inc.(a)
09/15/2027	4.875%	2,080,000	2,026,766
07/15/2030	5.250%	435,000	413,808
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,560,000	750,969
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	1,229,000	1,115,207
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	1,015,000	1,081,551
NCR Corp.(a)
10/01/2028	5.000%	608,000	575,048
04/15/2029	5.125%	727,000	692,324
10/01/2030	5.250%	22,000	20,233
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	970,000	906,631
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	2,090,000	1,920,332
01/15/2033	5.000%	4,258,000	4,250,792
Picard Midco, Inc.(a)
03/31/2029	6.500%	1,489,000	1,419,727
Sabre GLBL, Inc.(a)
06/01/2027	8.625%	17,000	15,454
Seagate HDD Cayman(a)
12/15/2029	8.250%	544,000	586,521
07/15/2031	8.500%	220,000	239,163
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sensata Technologies BV(a)
09/01/2030	5.875%	314,000	312,478
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	1,048,000	1,015,892
Synaptics, Inc.(a)
06/15/2029	4.000%	461,000	415,593
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	344,000	344,579
Verscend Escrow Corp.(a)
08/15/2026	9.750%	978,000	983,558
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	1,531,000	1,387,549
Total			44,091,235
Transportation Services 0.3%
ERAC USA Finance LLC(a)
05/01/2028	4.600%	9,524,000	9,479,537
Wireless 0.8%
Altice France Holding SA(a)
02/15/2028	6.000%	715,000	339,765
Altice France SA(a)
01/15/2028	5.500%	543,000	446,544
07/15/2029	5.125%	612,000	476,393
10/15/2029	5.500%	812,000	636,290
American Tower Corp.
08/15/2029	3.800%	3,444,000	3,269,193
SBA Communications Corp.
02/15/2027	3.875%	2,121,000	2,035,902
T-Mobile US, Inc.
02/15/2031	2.875%	15,454,000	13,609,573
04/15/2031	3.500%	4,721,000	4,318,308
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	866,000	758,961
07/15/2031	4.750%	1,539,000	1,374,496
Total			27,265,425
Wirelines 0.1%
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	499,000	513,646
03/15/2031	8.625%	389,000	396,683
Iliad Holding SAS(a)
10/15/2026	6.500%	1,029,000	1,026,695
10/15/2028	7.000%	1,377,000	1,370,459
Total			3,307,483
Total Corporate Bonds & Notes (Cost $807,356,174)			786,456,849

Foreign Government Obligations(g) 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	442,000	433,537
06/01/2027	5.250%	346,000	324,751
11/15/2028	8.500%	161,000	168,979
05/15/2029	4.250%	647,000	546,478
Total			1,473,745
Colombia 0.3%
Colombia Government International Bond
04/22/2032	3.250%	4,160,000	3,306,684
05/15/2049	5.200%	9,733,000	7,614,080
Total			10,920,764
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%	1,630,000	1,637,929
Egypt 0.1%
Egypt Government International Bond(a)
02/16/2031	5.875%	909,000	594,438
01/31/2047	8.500%	2,105,000	1,307,162
Total			1,901,600
Hungary 0.3%
Hungary Government International Bond(a)
09/22/2031	2.125%	11,145,000	8,976,532
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	4,650,000	4,234,509
Indonesia 0.1%
PT Indonesia Asahan Aluminium Persero(a)
11/15/2048	6.757%	4,120,000	4,345,084
Ivory Coast 0.0%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	782,000	718,792
Mexico 0.6%
Petroleos Mexicanos
09/21/2047	6.750%	15,022,000	9,881,501
01/23/2050	7.690%	4,950,000	3,526,157
01/28/2060	6.950%	13,220,000	8,713,669
Total			22,121,327
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%	2,060,000	2,020,208
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
21

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar 0.3%
Qatar Government International Bond(a)
03/14/2049	4.817%	5,000,000	4,871,006
Qatar Petroleum(a)
07/12/2031	2.250%	5,445,000	4,632,836
Total			9,503,842
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	2,740,000	1,988,343
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%	5,250,000	4,955,806
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2049	5.750%	4,495,000	3,584,941
United Arab Emirates 0.2%
DP World Ltd.(a)
09/25/2048	5.625%	2,982,000	2,855,231
DP World PLC(a)
07/02/2037	6.850%	3,290,000	3,624,831
Total			6,480,062
Total Foreign Government Obligations (Cost $103,310,331)			84,863,484

Inflation-Indexed Bonds 0.2%

United States 0.2%
U.S. Treasury Inflation-Indexed Bond
10/15/2028	2.375%	8,287,290	8,537,376
Total Inflation-Indexed Bonds (Cost $8,518,484)			8,537,376

Residential Mortgage-Backed Securities - Agency 37.9%

Federal Home Loan Mortgage Corp.(h)
08/01/2045	3.500%	12,205,611	11,508,005
10/01/2045	4.000%	2,772,866	2,653,062
Federal Home Loan Mortgage Corp.
10/01/2045- 07/01/2052	4.000%	28,630,954	27,333,959
12/01/2051- 03/01/2052	2.500%	40,683,017	34,949,709
02/01/2052- 05/01/2052	3.000%	48,797,031	43,389,012
02/01/2053- 05/01/2053	4.500%	73,655,978	71,525,339
07/01/2053- 12/01/2053	5.500%	82,199,215	83,122,516
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2053	5.000%	19,744,398	19,790,873
12/01/2053	6.000%	27,000,000	27,793,805
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 3922 Class SH
-1.0 x 30-day Average SOFR + 5.786% Cap 5.900% 09/15/2041	0.447%	269,524	22,912
CMO Series 4097 Class ST
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/15/2042	0.597%	892,580	101,896
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	0.000%	897,971	57,090
CMO Series 4831 Class SD
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 10/15/2048	0.747%	7,234,484	1,028,523
CMO Series 4903 Class SA
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/25/2049	0.598%	21,723,873	2,373,001
CMO Series 4979 Class KS
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 06/25/2048	0.598%	10,118,038	1,264,414
CMO STRIPS Series 2012-278 Class S1
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 09/15/2042	0.597%	1,730,299	156,325
CMO STRIPS Series 309 Class S4
-1.0 x 30-day Average SOFR + 5.856% Cap 5.970% 08/15/2043	0.517%	914,509	90,069
Federal Home Loan Mortgage Corp.(i)
CMO Series 4176 Class BI
03/15/2043	3.500%	825,781	107,152
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
02/01/2027- 05/01/2052	3.000%	136,676,108	122,420,067
08/01/2040	4.500%	1,221,335	1,206,013
08/01/2043- 05/01/2052	3.500%	136,450,475	126,442,713
05/01/2048- 08/01/2052	4.000%	115,187,404	110,274,912
09/01/2053	5.000%	16,507,204	16,479,655
10/01/2053	5.500%	24,775,107	25,135,476
CMO Series 2017-72 Class B
09/25/2047	3.000%	10,676,594	9,766,476
Federal National Mortgage Association(h)
05/01/2044- 02/01/2048	4.000%	12,546,716	12,144,489
06/01/2044	4.500%	4,056,042	4,050,800
10/01/2051	2.500%	37,842,913	32,189,365
Federal National Mortgage Association(i)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	535,093	17,260
CMO Series 2021-3 Class TI
02/25/2051	2.500%	54,814,291	9,140,957
Federal National Mortgage Association(b),(i)
CMO Series 2013-101 Class CS
-1.0 x 30-day Average SOFR + 5.786% Cap 5.900% 10/25/2043	0.448%	1,668,150	172,950
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2045	0.698%	2,183,191	286,506
CMO Series 2016-31 Class VS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 06/25/2046	0.548%	1,222,277	147,943
CMO Series 2016-53 Class KS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 08/25/2046	0.548%	8,017,847	980,878
CMO Series 2016-57 Class SA
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 08/25/2046	0.548%	18,894,826	2,428,482
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-109 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2048	0.698%	8,976,953	1,318,670
CMO Series 2017-20 Class SA
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 04/25/2047	0.648%	8,190,747	1,087,348
CMO Series 2017-54 Class NS
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.698%	7,273,390	869,268
CMO Series 2017-54 Class SN
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.698%	14,565,071	2,175,755
CMO Series 2018-66 Class SM
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 09/25/2048	0.748%	9,551,401	1,127,436
CMO Series 2018-67 MS Class MS
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 09/25/2048	0.748%	7,489,204	944,771
CMO Series 2018-74 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 10/25/2048	0.698%	13,379,752	1,534,770
CMO Series 2019-33 Class SB
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	0.598%	29,117,129	3,197,250
CMO Series 2019-60 Class SH
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 10/25/2049	0.598%	21,649,713	2,842,402
CMO Series 2019-67 Class SE
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 11/25/2049	0.598%	16,552,999	2,656,978
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
23

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association REMICS(b),(i)
CMO Series 2023-11 Class SB
-1.0 x 30-day Average SOFR + 5.550% Cap 5.550% 04/25/2053	0.213%	27,942,306	1,562,570
Freddie Mac REMICS(i)
CMO Series 5152 Class XI
11/25/2050	2.500%	57,036,123	7,093,218
CMO Series 5287 Class NI
05/25/2051	3.500%	27,213,280	5,115,386
Freddie Mac REMICS(b),(i)
CMO Series 5326 Class SE
-1.0 x 30-day Average SOFR + 5.950% Cap 5.950% 08/25/2053	0.622%	24,147,369	1,561,026
Government National Mortgage Association(h)
04/20/2048	4.500%	7,448,447	7,366,141
Government National Mortgage Association(i)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	2,932,376	335,391
CMO Series 2020-175 Class KI
11/20/2050	2.500%	53,929,236	7,339,807
CMO Series 2020-191 Class UG
12/20/2050	3.500%	31,243,554	4,978,376
CMO Series 2021-119 Class QI
07/20/2051	3.000%	30,703,681	4,373,558
CMO Series 2021-140 Class IJ
08/20/2051	3.000%	40,140,380	6,358,236
CMO Series 2021-16 Class KI
01/20/2051	2.500%	37,519,415	5,111,645
CMO Series 2021-179 Class IB
09/20/2051	3.000%	37,821,332	5,328,995
Government National Mortgage Association(b),(i)
CMO Series 2017-130 Class HS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.728%	9,856,240	1,011,536
CMO Series 2017-149 Class BS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2047	0.728%	12,147,843	1,493,712
CMO Series 2017-163 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 11/20/2047	0.728%	4,979,500	566,146
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-37 Class SB
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 03/20/2047	0.678%	7,237,681	877,474
CMO Series 2018-103 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.728%	6,955,501	770,109
CMO Series 2018-112 Class LS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.728%	8,613,361	936,807
CMO Series 2018-125 Class SK
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 09/20/2048	0.778%	11,517,762	1,023,298
CMO Series 2018-134 Class KS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2048	0.728%	9,005,830	971,456
CMO Series 2018-139 Class SC
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 10/20/2048	0.678%	6,187,487	634,841
CMO Series 2018-148 Class SB
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 01/20/2048	0.728%	17,477,542	2,159,198
CMO Series 2018-151 Class SA
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 11/20/2048	0.678%	14,666,108	1,550,686
CMO Series 2018-89 Class MS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 06/20/2048	0.728%	9,011,012	939,080
CMO Series 2018-91 Class DS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2048	0.728%	9,120,303	950,879
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-97 Class SM
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2048	0.728%	9,146,919	787,576
CMO Series 2019-20 Class JS
-1.0 x 1-month Term SOFR + 5.886% Cap 6.000% 02/20/2049	0.528%	14,389,936	1,500,063
CMO Series 2019-5 Class SH
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 01/20/2049	0.678%	10,406,900	1,114,995
CMO Series 2019-56 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2049	0.678%	10,978,097	1,168,488
CMO Series 2019-59 Class KS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2049	0.578%	10,799,713	1,157,804
CMO Series 2019-85 Class SC
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2049	0.678%	9,953,803	1,121,356
CMO Series 2019-90 Class SD
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2049	0.678%	14,253,038	1,788,361
CMO Series 2020-188 Class SA
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 12/20/2050	0.828%	17,555,343	2,392,628
CMO Series 2020-21 Class VS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 02/20/2050	0.578%	7,428,245	872,390
CMO Series 2020-62 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2050	0.678%	10,718,029	1,118,240
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-18 Class SL
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 01/20/2052	0.962%	29,678,596	4,440,328
CMO Series 2022-63 Class GS
-1.0 x 30-day Average SOFR + 5.500% Cap 5.500% 04/20/2052	0.162%	26,718,087	3,018,815
CMO Series 2022-81 Class SK
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.728%	24,784,800	3,248,512
CMO Series 2023-101 Class SE
-1.0 x 30-day Average SOFR + 6.000% Cap 6.000% 07/20/2053	0.662%	39,664,481	2,010,553
CMO Series 2023-132 Class SB
-1.0 x 30-day Average SOFR + 6.500% Cap 6.500% 09/20/2053	1.162%	63,457,041	5,017,523
CMO Series 2023-66 Class AS
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 09/20/2049	0.628%	38,789,475	4,169,686
Government National Mortgage Association TBA(j)
01/22/2054	4.000%	57,000,000	54,417,330
01/22/2054	4.500%	24,000,000	23,422,560
01/22/2054	5.000%	102,000,000	101,282,940
Uniform Mortgage-Backed Security TBA(j)
01/18/2039	3.000%	66,000,000	62,223,047
01/18/2039- 01/16/2054	3.500%	37,000,000	34,303,907
01/16/2054	4.500%	13,000,000	12,600,859
01/16/2054	5.500%	22,250,000	22,343,867
01/16/2054	6.000%	73,000,000	74,117,813
Total Residential Mortgage-Backed Securities - Agency (Cost $1,366,602,142)			1,308,356,464

Residential Mortgage-Backed Securities - Non-Agency 16.0%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	8,429,609	8,005,228
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	2,375,635	2,216,230
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
25

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-R1 Class M1
04/25/2053	2.621%	3,918,000	3,564,332
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	4,852,810	4,776,435
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	1,846,560	1,712,302
BRAVO Residential Funding Trust(a),(c)
CMO Series 2021-A Class A1
10/25/2059	1.991%	9,890,565	9,693,927
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-3 Class A3
11/25/2059	3.135%	1,878,347	1,828,859
BVRT Financing Trust(a),(b),(k)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	20,762,893	20,762,893
CAFL Issuer LLC(a),(c)
CMO Series 2021-RTL1 Class A1
03/28/2029	2.239%	6,340,000	5,965,932
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-2 Class A1
03/25/2067	3.757%	13,390,835	12,704,396
CMO Series 2022-5 Class A1
01/25/2058	6.000%	10,184,853	10,114,980
CMO Series 2023-3 Class A1
07/25/2058	7.100%	17,407,896	17,701,834
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	1,938,291	1,847,261
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	1,937,893	1,884,806
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	3,906,000	3,745,145
CMO Series 2021-3 Class A1
09/27/2066	0.956%	10,274,644	8,045,701
CMO Series 2021-3 Class A2
09/27/2066	1.162%	4,251,577	3,333,031
CMO Series 2021-5 Class A3
11/26/2066	2.807%	8,381,000	5,684,874
CSMC Trust(a),(c)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.529%	6,412,158	6,797,465
CMO Series 2022-NQM5 Class M1
05/25/2067	5.169%	6,477,700	5,265,461
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2021-4 Class A3
11/25/2066	2.239%	6,020,836	4,964,031
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	5,761,000	4,980,994
FIGRE Trust(a)
CMO Series 2023-HE3 Class B
01/25/2042	6.971%	4,043,000	4,068,667
Figure Line of Credit Trust(a),(c)
CMO Series 2020-1 Class A
09/25/2049	4.040%	1,740,419	1,694,926
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.987%	4,492,959	4,510,896
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	7.187%	8,250,000	8,247,717
CMO Series 2023-HQA1 Class M1B
30-day Average SOFR + 3.500% 05/25/2043	8.837%	13,700,000	14,463,306
Subordinated CMO Series 2020-HQA3 Class B1
30-day Average SOFR + 5.864% 07/25/2050	11.202%	3,034,157	3,349,566
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	10.087%	10,256,000	10,255,859
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	7.487%	7,344,847	7,414,803
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2019-CS03 Class M2
30-day Average SOFR + 0.114% 10/25/2032	5.452%	4,661,737	4,631,860
GCAT LLC(a),(c)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	8,127,450	7,513,430
GCAT Trust(a),(c)
CMO Series 2019-NQM3 Class A3
11/25/2059	4.043%	3,482,308	3,267,315
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	5,159,032	4,713,382
CMO Series 2021-NQM6 Class A2
08/25/2066	2.710%	5,000,000	3,698,814
CMO Series 2021-NQM6 Class A3
08/25/2066	2.810%	8,003,000	5,604,954
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Re Ltd.(a),(b)
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	8.187%	6,925,873	6,966,962
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	4,161,653	3,491,532
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	13,375,537	12,604,634
MFA Trust(a),(c)
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	10,000,000	8,340,009
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2023-NQM1 Class A1
10/25/2067	6.050%	10,458,629	10,642,742
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	5,005,801	4,550,170
Series 2020-PLS1 Class A
12/25/2025	3.844%	4,290,576	4,089,482
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
30-day Average SOFR + 2.064% Floor 1.950% 07/25/2029	7.402%	4,577,015	4,583,830
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	7.387%	2,206,962	2,206,339
OBX Trust(a),(c)
CMO Series 2021-NQM3 Class A1
07/25/2061	1.054%	6,140,993	4,692,609
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month Term SOFR + 3.864% Floor 3.750% 05/30/2025	9.221%	4,778,162	4,805,196
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month Term SOFR + 2.764% 08/25/2025	8.120%	31,384,615	31,393,811
Point Securitization Trust(a),(c)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	12,464,510	11,620,817
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	19,869,697	19,326,843
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	5,644,563	5,470,241
CMO Series 2021-3 Class A1
04/25/2026	1.867%	8,482,755	8,114,736
CMO Series 2021-7 Class A1
08/25/2026	1.867%	7,885,995	7,458,158
CMO Series 2021-8 Class A1
09/25/2026	1.743%	9,115,847	8,565,228
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	5,982,539	5,927,516
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	5,873,590	5,534,595
PRKCM Trust(a),(c)
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	6,966,000	4,399,237
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	5,833,815	5,224,334
PRPM Trust(a),(c)
CMO Series 2023-NQM3 Class A1
11/25/2068	6.221%	5,500,000	5,514,598
Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	249,139	240,735
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	623,078	604,172
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	7,700,000	7,158,866
Stanwich Mortgage Loan Co. LLC(a),(c)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	8,063,794	7,558,126
Starwood Mortgage Residential Trust(a)
CMO Series 2020-INV1 Class M1
11/25/2055	2.501%	2,900,000	2,450,527
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	3,089,406	2,535,074
CMO Series 2022-2 Class A1
02/25/2067	3.137%	3,625,382	3,337,701
Stonnington Mortgage Trust(a),(c),(k)
CMO Series 2020-1 Class A
07/28/2024	5.500%	940,325	926,220
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	6,072,461	5,984,340
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
27

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a),(c)
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	24,114,000	19,625,902
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
1-month Term SOFR + 2.714% Floor 2.600% 10/25/2033	8.070%	3,229,471	3,232,116
Unlock HEA Trust(a)
CMO Series 2023-1 Class A
10/25/2038	7.000%	8,727,769	8,131,682
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	11,528,566	11,268,674
VCAT LLC(a),(c)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	14,597,087	14,324,762
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	7,642,367	7,330,888
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	1,448,607	1,387,842
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	2,769,052	2,649,367
CMO Series 2020-1 Class A3
01/25/2060	2.724%	7,995,102	7,504,036
CMO Series 2021-5 Class A2
09/25/2066	1.218%	2,794,206	2,283,742
CMO Series 2021-5 Class A3
09/25/2066	1.373%	5,289,034	4,328,692
CMO Series 2021-5 Class M1
09/25/2066	2.331%	3,800,000	2,390,123
CMO Series 2021-7 Class A3
10/25/2066	2.240%	8,502,132	7,005,371
CMO Series 2023-1 Class M1
12/25/2067	6.972%	15,257,000	15,111,973
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	1,804,997	1,690,082
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $582,912,327)			553,616,244

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(l)
Term Loan
3-month Term SOFR + 3.750% Floor 0.500% 09/22/2028	9.360%	842,800	844,157
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(l)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.220%	462,589	442,545
Media and Entertainment 0.1%
Cengage Learning, Inc.(b),(l)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.750% Floor 1.000% 07/14/2026	10.405%	1,375,242	1,377,745
Technology 0.1%
Ascend Learning LLC(b),(l)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.956%	782,040	767,486
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.206%	475,000	405,954
DCert Buyer, Inc.(b),(l)
2nd Lien Term Loan
1-month Term SOFR + 7.000% 02/19/2029	12.356%	790,000	715,772
UKG, Inc.(b),(l)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.764%	469,096	469,861
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.764%	923,000	923,166
Total			3,282,239
Total Senior Loans (Cost $6,100,492)			5,946,686

The accompanying Notes to Financial Statements are an integral part of this statement.
28
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
U.S. Treasury Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2025	2.000%	30,000,000	28,869,141
08/15/2045	2.875%	7,608,500	6,142,675
Total U.S. Treasury Obligations (Cost $36,079,392)			35,011,816

Call Option Contracts Purchased 0.2%
Value ($)
(Cost $7,231,250)	8,694,015

Money Market Funds 6.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(m),(n)	211,541,086	211,498,777
Total Money Market Funds (Cost $211,494,731)		211,498,777
Total Investments in Securities (Cost: $3,969,590,244)		3,798,036,698
Other Assets & Liabilities, Net		(345,715,549)
Net Assets		3,452,321,149
At December 31, 2023, securities and/or cash totaling $47,692,120 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,493,000 EUR	4,876,141 USD	Citi	01/16/2024	—	(86,691)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	265	03/2024	GBP	27,202,250	1,711,057	—
U.S. Treasury 10-Year Note	1,440	03/2024	USD	162,562,500	3,805,604	—
U.S. Treasury 5-Year Note	8,265	03/2024	USD	899,012,465	20,600,951	—
U.S. Treasury Ultra 10-Year Note	137	03/2024	USD	16,168,141	726,533	—
U.S. Treasury Ultra Bond	1,427	03/2024	USD	190,638,281	17,105,577	—
Total					43,949,722	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(543)	03/2024	USD	(67,841,063)	—	(5,051,345)
U.S. Treasury 2-Year Note	(470)	03/2024	USD	(96,779,609)	—	(987,999)
Total					—	(6,039,344)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	75,000,000	75,000,000	3.00	01/10/2024	2,561,250	11,970
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	50,000,000	50,000,000	4.00	11/06/2024	1,500,000	3,351,735
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	100,000,000	100,000,000	3.75	11/29/2024	3,170,000	5,330,310
Total							7,231,250	8,694,015

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
29

Portfolio of Investments (continued)
December 31, 2023
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(96,790,000)	(96,790,000)	3.65	1/05/2024	(629,135)	(1,482,116)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(100,000,000)	(100,000,000)	3.35	1/22/2024	(650,000)	(522,330)
Total							(1,279,135)	(2,004,446)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	9,000,000	1,485,505	(3,750)	2,234,431	—	—	(752,676)
Markit CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	7,800,000	1,843,581	(3,250)	2,099,683	—	—	(259,352)
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	3,700,000	610,707	(1,542)	550,925	—	58,240	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	17,000,000	4,028,940	(7,084)	673,415	—	3,348,441	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	3,700,000	610,707	(1,542)	121,802	—	487,363	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	4,000,000	947,986	(1,667)	226,662	—	719,657	—
Markit CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	7,750,000	1,420,572	(3,229)	1,785,158	—	—	(367,815)
Total							10,947,998	(22,064)	7,692,076	—	4,613,701	(1,379,843)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	5.000	Quarterly	USD	107,225,910	(3,742,002)	—	—	—	(3,742,002)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	13.887	USD	10,000,000	(2,369,964)	4,167	—	(2,102,274)	—	(263,523)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	13.887	USD	10,000,000	(2,369,964)	4,167	—	(1,628,492)	—	(737,305)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	13.887	USD	7,000,000	(1,658,976)	2,917	—	(1,292,457)	—	(363,602)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	26.623	USD	10,000,000	(1,525,016)	4,167	—	(1,998,350)	477,501	—
Total								(7,923,920)	15,418	—	(7,021,573)	477,501	(1,364,430)
The accompanying Notes to Financial Statements are an integral part of this statement.
30
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $1,670,529,225, which represents 48.39% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	Represents a security purchased on a when-issued basis.
(k)	Valuation based on significant unobservable inputs.
(l)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(n)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	284,956,198	1,208,383,485	(1,281,817,783)	(23,123)	211,498,777	8,922	9,486,217	211,541,086
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
31

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	101,556	—	101,556
Asset-Backed Securities — Non-Agency	—	616,733,625	—	616,733,625
Commercial Mortgage-Backed Securities - Agency	—	5,445,027	—	5,445,027
Commercial Mortgage-Backed Securities - Non-Agency	—	172,392,649	—	172,392,649
Convertible Bonds	—	382,130	—	382,130
Corporate Bonds & Notes	—	786,456,849	—	786,456,849
Foreign Government Obligations	—	84,863,484	—	84,863,484
Inflation-Indexed Bonds	—	8,537,376	—	8,537,376
Residential Mortgage-Backed Securities - Agency	—	1,308,356,464	—	1,308,356,464
Residential Mortgage-Backed Securities - Non-Agency	—	531,927,131	21,689,113	553,616,244
Senior Loans	—	5,946,686	—	5,946,686
U.S. Treasury Obligations	—	35,011,816	—	35,011,816
Call Option Contracts Purchased	—	8,694,015	—	8,694,015
Money Market Funds	211,498,777	—	—	211,498,777
Total Investments in Securities	211,498,777	3,564,848,808	21,689,113	3,798,036,698
Investments in Derivatives
Asset
Futures Contracts	43,949,722	—	—	43,949,722
Swap Contracts	—	5,091,202	—	5,091,202
The accompanying Notes to Financial Statements are an integral part of this statement.
32
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(86,691)	—	(86,691)
Futures Contracts	(6,039,344)	—	—	(6,039,344)
Call Option Contracts Written	—	(2,004,446)	—	(2,004,446)
Swap Contracts	—	(6,486,275)	—	(6,486,275)
Total	249,409,155	3,561,362,598	21,689,113	3,832,460,866
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2023 ($)
Asset-Backed Securities — Non-Agency	709,969	—	—	—	—	(709,969)	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	44,592,981	—	25	(14,105)	—	(22,889,788)	—	—	21,689,113
Total	45,302,950	—	25	(14,105)	—	(23,599,757)	—	—	21,689,113
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2023 was $(14,105), which is comprised of Residential Mortgage-Backed Securities — Non-Agency.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Residential mortgage backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
33

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,750,864,263)	$3,577,843,906
Affiliated issuers (cost $211,494,731)	211,498,777
Option contracts purchased (cost $7,231,250)	8,694,015
Foreign currency (cost $54,319)	55,544
Cash collateral held at broker for:
Swap contracts	150,000
Option contracts written	2,334,500
TBA	1,730,000
Margin deposits on:
Swap contracts	5,814,863
Unrealized appreciation on swap contracts	5,091,202
Upfront payments on swap contracts	7,692,076
Receivable for:
Investments sold	2,245,289
Investments sold on a delayed delivery basis	289,532,038
Capital shares sold	79,059
Dividends	1,036,167
Interest	23,366,267
Foreign tax reclaims	4,749
Variation margin for futures contracts	812,090
Variation margin for swap contracts	80,460
Prepaid expenses	24,870
Total assets	4,138,085,872
Liabilities
Option contracts written, at value (premiums received $1,279,135)	2,004,446
Due to custodian	12,581
Unrealized depreciation on forward foreign currency exchange contracts	86,691
Unrealized depreciation on swap contracts	2,744,273
Upfront receipts on swap contracts	7,021,573
Payable for:
Investments purchased on a delayed delivery basis	670,222,123
Capital shares redeemed	1,910,212
Variation margin for futures contracts	1,076,269
Interest on forward sale commitments	105,729
Management services fees	45,022
Distribution and/or service fees	1,994
Service fees	25,433
Compensation of chief compliance officer	640
Compensation of board members	3,523
Other expenses	51,188
Deferred compensation of board members	453,026
Total liabilities	685,764,723
Net assets applicable to outstanding capital stock	$3,452,321,149
Represented by
Paid in capital	3,979,090,180
Total distributable earnings (loss)	(526,769,031)
Total - representing net assets applicable to outstanding capital stock	$3,452,321,149
The accompanying Notes to Financial Statements are an integral part of this statement.
34
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Statement of Assets and Liabilities (continued)
December 31, 2023
Class 1
Net assets	$2,960,855,451
Shares outstanding	344,765,268
Net asset value per share	$8.59
Class 2
Net assets	$89,892,209
Shares outstanding	10,514,028
Net asset value per share	$8.55
Class 3
Net assets	$401,573,489
Shares outstanding	46,702,583
Net asset value per share	$8.60
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
35

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$9,486,217
Interest	167,675,059
Interfund lending	6,341
Total income	177,167,617
Expenses:
Management services fees	16,058,889
Distribution and/or service fees
Class 2	194,209
Class 3	495,402
Service fees	295,990
Custodian fees	83,545
Printing and postage fees	43,175
Accounting services fees	50,490
Legal fees	55,041
Interest on collateral	414,136
Compensation of chief compliance officer	644
Compensation of board members	54,297
Deferred compensation of board members	49,301
Other	61,996
Total expenses	17,857,115
Net investment income	159,310,502
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(89,918,459)
Investments — affiliated issuers	8,922
Foreign currency translations	(12,579)
Forward foreign currency exchange contracts	(151,644)
Futures contracts	(57,982,790)
Option contracts purchased	(34,202,700)
Option contracts written	1,067,029
Swap contracts	(24,391,157)
Net realized loss	(205,583,378)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	189,377,097
Investments — affiliated issuers	(23,123)
Foreign currency translations	(6,097)
Forward foreign currency exchange contracts	(6,285)
Futures contracts	35,116,573
Option contracts purchased	21,496,793
Option contracts written	(2,971,726)
Swap contracts	7,066,256
Net change in unrealized appreciation (depreciation)	250,049,488
Net realized and unrealized gain	44,466,110
Net increase in net assets resulting from operations	$203,776,612
The accompanying Notes to Financial Statements are an integral part of this statement.
36
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$159,310,502	$123,910,650
Net realized loss	(205,583,378)	(368,448,951)
Net change in unrealized appreciation (depreciation)	250,049,488	(462,544,275)
Net increase (decrease) in net assets resulting from operations	203,776,612	(707,082,576)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(67,970,205)	(103,080,929)
Class 2	(1,662,329)	(2,113,212)
Class 3	(8,767,623)	(13,958,149)
Total distributions to shareholders	(78,400,157)	(119,152,290)
Decrease in net assets from capital stock activity	(44,927,321)	(161,424,644)
Total increase (decrease) in net assets	80,449,134	(987,659,510)
Net assets at beginning of year	3,371,872,015	4,359,531,525
Net assets at end of year	$3,452,321,149	$3,371,872,015

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,897,512	15,825,629	4,941,741	44,305,182
Distributions reinvested	8,258,834	67,970,205	11,608,213	103,080,929
Shares redeemed	(16,449,614)	(134,920,303)	(27,845,537)	(270,077,148)
Net decrease	(6,293,268)	(51,124,469)	(11,295,583)	(122,691,037)
Class 2
Shares sold	2,763,364	22,990,759	1,578,929	13,941,332
Distributions reinvested	202,723	1,662,329	238,781	2,113,212
Shares redeemed	(659,404)	(5,393,726)	(1,494,457)	(13,462,621)
Net increase	2,306,683	19,259,362	323,253	2,591,923
Class 3
Shares sold	938,880	7,930,527	357,632	3,020,402
Distributions reinvested	1,062,742	8,767,623	1,568,331	13,958,149
Shares redeemed	(3,584,977)	(29,760,364)	(6,363,744)	(58,304,081)
Net decrease	(1,583,355)	(13,062,214)	(4,437,781)	(41,325,530)
Total net decrease	(5,569,940)	(44,927,321)	(15,410,111)	(161,424,644)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$8.27	0.39	0.13	0.52	(0.20)	—	(0.20)
Year Ended 12/31/2022	$10.31	0.31	(2.05)	(1.74)	(0.29)	(0.01)	(0.30)
Year Ended 12/31/2021	$11.53	0.31	(0.32)	(0.01)	(0.38)	(0.83)	(1.21)
Year Ended 12/31/2020	$10.66	0.35	0.98	1.33	(0.33)	(0.13)	(0.46)
Year Ended 12/31/2019	$10.08	0.36	0.57	0.93	(0.35)	—	(0.35)
Class 2
Year Ended 12/31/2023	$8.24	0.37	0.11	0.48	(0.17)	—	(0.17)
Year Ended 12/31/2022	$10.26	0.28	(2.03)	(1.75)	(0.26)	(0.01)	(0.27)
Year Ended 12/31/2021	$11.48	0.28	(0.32)	(0.04)	(0.35)	(0.83)	(1.18)
Year Ended 12/31/2020	$10.62	0.32	0.97	1.29	(0.30)	(0.13)	(0.43)
Year Ended 12/31/2019	$10.04	0.33	0.57	0.90	(0.32)	—	(0.32)
Class 3
Year Ended 12/31/2023	$8.28	0.38	0.13	0.51	(0.19)	—	(0.19)
Year Ended 12/31/2022	$10.32	0.30	(2.05)	(1.75)	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2021	$11.54	0.30	(0.33)	(0.03)	(0.36)	(0.83)	(1.19)
Year Ended 12/31/2020	$10.67	0.34	0.97	1.31	(0.31)	(0.13)	(0.44)
Year Ended 12/31/2019	$10.09	0.35	0.56	0.91	(0.33)	—	(0.33)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Class 1	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class 2	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class 3	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
38
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$8.59	6.34%	0.51% (c)	0.51% (c)	4.74%	248%	$2,960,855
Year Ended 12/31/2022	$8.27	(17.06% )	0.50% (c)	0.50% (c)	3.41%	165%	$2,904,351
Year Ended 12/31/2021	$10.31	(0.24% )	0.49% (c)	0.49% (c)	2.81%	204%	$3,734,781
Year Ended 12/31/2020	$11.53	12.58%	0.49% (c)	0.49% (c)	3.16%	312%	$4,108,990
Year Ended 12/31/2019	$10.66	9.25%	0.49% (c)	0.49% (c)	3.46%	256%	$4,074,589
Class 2
Year Ended 12/31/2023	$8.55	5.96%	0.76% (c)	0.76% (c)	4.52%	248%	$89,892
Year Ended 12/31/2022	$8.24	(17.20% )	0.75% (c)	0.75% (c)	3.17%	165%	$67,593
Year Ended 12/31/2021	$10.26	(0.49% )	0.74% (c)	0.74% (c)	2.56%	204%	$80,859
Year Ended 12/31/2020	$11.48	12.28%	0.74% (c)	0.74% (c)	2.93%	312%	$74,775
Year Ended 12/31/2019	$10.62	9.03%	0.74% (c)	0.74% (c)	3.19%	256%	$53,012
Class 3
Year Ended 12/31/2023	$8.60	6.19%	0.63% (c)	0.63% (c)	4.61%	248%	$401,573
Year Ended 12/31/2022	$8.28	(17.17% )	0.62% (c)	0.62% (c)	3.28%	165%	$399,928
Year Ended 12/31/2021	$10.32	(0.35% )	0.61% (c)	0.61% (c)	2.69%	204%	$543,892
Year Ended 12/31/2020	$11.54	12.45%	0.61% (c)	0.61% (c)	3.04%	312%	$597,217
Year Ended 12/31/2019	$10.67	9.12%	0.61% (c)	0.61% (c)	3.33%	256%	$532,441
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
39

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
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41

Notes to Financial Statements (continued)
December 31, 2023
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract
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43

Notes to Financial Statements (continued)
December 31, 2023
is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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45

Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	5,091,202 *
Credit risk	Upfront payments on swap contracts	7,692,076
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	43,949,722 *
Interest rate risk	Investments, at value — Option contracts purchased	8,694,015
Total		65,427,015

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	6,486,275 *
Credit risk	Upfront receipts on swap contracts	7,021,573
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	86,691
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,039,344 *
Interest rate risk	Option contracts written, at value	2,004,446
Total		21,638,329

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(24,391,157)	(24,391,157)
Foreign exchange risk	(151,644)	—	—	—	—	(151,644)
Interest rate risk	—	(57,982,790)	(34,202,700)	1,067,029	—	(91,118,461)
Total	(151,644)	(57,982,790)	(34,202,700)	1,067,029	(24,391,157)	(115,661,262)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	7,066,256	7,066,256
Foreign exchange risk	(6,285)	—	—	—	—	(6,285)
Interest rate risk	—	35,116,573	21,496,793	(2,971,726)	—	53,641,640
Total	(6,285)	35,116,573	21,496,793	(2,971,726)	7,066,256	60,701,611
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Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,203,840,973
Futures contracts — short	817,532,935
Credit default swap contracts — buy protection	175,196,149
Credit default swap contracts — sell protection	61,778,571

Derivative instrument	Average value ($)
Option contracts purchased	8,048,949
Option contracts written	(2,013,510)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	60,210	(52,373)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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47

Notes to Financial Statements (continued)
December 31, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
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Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-		80,460	80,460
Call option contracts purchased	-	-	-	-	8,694,015	-	8,694,015
OTC credit default swap contracts (c)	-	4,334,114	609,165	4,631,021	3,208,978	-	12,783,278
Total assets	-	4,334,114	609,165	4,631,021	11,902,993	80,460	21,557,753
Liabilities
Forward foreign currency exchange contracts	86,691	-	-	-	-	-	86,691
Call option contracts written	2,004,446	-	-	-	-	-	2,004,446
OTC credit default swap contracts (c)	-	1,012,028	-	4,731,594	4,022,224	-	9,765,846
Total liabilities	2,091,137	1,012,028	-	4,731,594	4,022,224	-	11,856,983
Total financial and derivative net assets	(2,091,137)	3,322,086	609,165	(100,573)	7,880,769	80,460	9,700,770
Total collateral received (pledged) (d)	(2,091,137)	3,322,086	609,165	(100,573)	7,880,769	-	9,620,310
Net amount (e)	-	-	-	-	-	80,460	80,460

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
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Notes to Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.48% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
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51

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.55%
Class 2	0.80
Class 3	0.675
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and defaulted securities/troubled debt.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
4,148,943	(4,148,943)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
78,400,157	—	78,400,157	116,823,207	2,329,083	119,152,290
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
163,492,601	—	(498,754,642)	(191,056,039)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,024,187,408	29,788,915	(220,844,954)	(191,056,039)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(200,894,058)	(297,860,584)	(498,754,642)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,216,659,646 and $9,335,353,687, respectively, for the year ended December 31, 2023, of which $7,847,078,895 and $7,852,030,669, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
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53

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,900,000	5.70	8
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
55

Notes to Financial Statements (continued)
December 31, 2023
mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 99.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
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Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Intermediate Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Intermediate Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
57

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

58
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
59

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
60
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
61

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

62
Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Intermediate Bond Fund  | Annual Report 2023
63

Columbia Variable Portfolio – Intermediate Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7012_12_C01_(02/24)

Annual Report
December 31, 2023
CTIVP® – Victory Sycamore Established Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Victory Sycamore Established Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.

Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	9.92	14.33	10.72
Class 2	05/03/10	9.67	14.04	10.44
Class 3	02/04/04	9.81	14.18	10.58
Russell Midcap Value Index		12.71	11.16	8.26
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Consumer Discretionary	11.3
Consumer Staples	4.1
Energy	3.9
Financials	15.6
Health Care	8.4
Industrials	24.3
Information Technology	10.0
Materials	11.0
Real Estate	7.9
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 64.04% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of CTIVP® – Victory Sycamore Established Value Fund returned 9.67%. The Fund’s benchmark, the Russell Midcap Value Index, returned 12.71% over the same period.
Market overview
After meaningfully selling off in 2022, U.S. equities closed 2023 on positive footing, with all major indices posting double-digit gains. At the start of the annual period, the overwhelming consensus among market participants, economists and other practitioners was that the U.S. economy was on the cusp of the most anticipated recession in history. Very few would have thought the economy could withstand the most aggressive monetary policy tightening campaign in decades without something breaking. Furthermore, few would have expected the magnitude of the melt-up in the U.S. equity market.
The broad S&P 500 Index rallied 26.3%, while the tech-centric NASDAQ Composite Index posted a return of 43.4% for the annual period. Market breadth broadened late in the calendar year, with small-cap equities joining the rally in the fourth quarter. While small-cap equities underperformed for most of the year, the Russell 2000 Index posted a 16.9% return for the annual period. Mid-cap equities, as measured by the Russell Midcap Index, were sandwiched in between with a return of 17.2%.
The U.S. equity market was mostly dominated by macroeconomic factors in 2023 — particularly expectations around interest rates. The result was a series of mini risk-on/risk-off patterns that correlated with various macroeconomic developments throughout the year. The general sentiment of the market, which shifted with the repricing of U.S. Federal Reserve (Fed) policy expectations surrounding interest rate cuts, resulted in mini-factor regimes. The fourth quarter 2023 rally was chalked up to several tailwinds — chiefly, the Fed’s perceived pivot, which signaled the end to its hiking campaign. With financial conditions loosening, animal spirits were unleashed and an “everything rally” ensued. (Animal spirits is a term coined by British economist John Maynard Keynes referring to the ways that human emotions can drive financial decision-making in uncertain environments and volatile times.)
The Fed’s dovish pivot likely came quicker than some anticipated. The Fed’s December meeting added fuel to the fire with the median 2024 dot plot implying cuts of at least 75 basis points. (A basis point is 1/100 of a percent.) Despite Fed Chair Powell’s attempts to temper expectations for more aggressive cuts, the U.S. equity market closed the annual period pricing in approximately six cuts in 2024. With the euphoric response to the end of the Fed’s tightening campaign, the “soft landing/no landing” narrative made a vengeful comeback, and most calls for a recession were withdrawn or ultimately dismissed.
The Fund’s notable detractors during the period
•
Stock selection overall detracted most from the Fund’s relative results during the period.
○
Stock selection in the industrials sector was the largest detractor from relative performance, only partially offset by the favorable effect of an overweight to the top-performing sector.
○
Stock selection in the consumer discretionary, financials, real estate and energy sectors also detracted.
•
Additionally, from a style perspective, the potential for an end to the Fed’s interest rate hiking campaign resulted in a beta-induced rally, wherein companies exhibiting lower quality attributes led the charge. In sharp risk-on market rallies, the Fund typically faces stylistic headwinds given its quality bias, which may result in relative short-term underperformance. Such a scenario materialized in the fourth quarter, when the market priced in more aggressive rate cuts than the Fed’s dot plots were indicating for 2024. Risk factors rallied meaningfully late in the year, creating a stylistic headwind for the Fund.
•
Among the Fund’s biggest individual detractors relative to the benchmark was a position in Zions Bancorp. At the onset of the banking sector tremors in March 2023, we reviewed all the Fund’s bank holdings to determine which were at risk
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
given the uncertainties surrounding the industry. Given what we knew at the time, we divested Zion Bancorp on our concerns relating to lower earnings due to higher funding costs, deposit retention and the possibilities of a capital raise given the potential for lower earnings, higher funding costs and significant unrealized losses on its investment portfolio.
•
Genpact Ltd, a business processes outsourcing company, was another top detractor. Its gross margin declined slightly due to severance costs related to workforce reductions, higher travel costs and investments for new deal activity. Further weighing on its stock was the potential impact from artificial intelligence (AI). Like many of its peers, investors worried that the introduction of AI might jeopardize some of its business lines. Of course, it is not yet known whether companies will turn to AI to manage key processes, such as accounting, finance, risk, supply chain, etc. The company is a late-cycle business that typically benefits from companies looking to reduce costs ahead of an economic downturn.
•
Another significant detractor was diversified exploration and production company Devon Energy Corp. After meaningful outperformance during the past couple of years, 2023 was a reset year for the company. Production misses due to timing of completions and asset integration, coupled with a collapse in oil prices, weighed on Devon Energy’s share price amid a challenging macro backdrop for the energy sector.
The Fund’s notable contributors during the period
•
Sector allocation is a by-product of the Fund’s bottom-up stock selection process and not a result of top-down tactical decisions but proved favorable.
•
Having underweighted allocations to the utilities and communication services sectors and an overweighted allocation to the information technology sector augmented the Fund’s relative results.
•
Stock selection in the materials, information technology, health care and communication services sectors further bolstered the Fund’s relative performance during the period.
•
From an individual security perspective, Flex Ltd., a leading provider of technology solutions, supply-chain management and electronics manufacturing services, was the top contributor to the Fund’s relative results during the period. Its shares benefited from price appreciation in NexTracker, which provides intelligent solar tracker solutions for utility scale and distribution solar generation. Flex spun off NexTracker in February 2023 but maintained a majority ownership.
•
Western Digital Corp., a leading data storage solutions provider, was also a top contributor to the Fund’s relative results. Despite the company’s below consensus fiscal year 2024 guidance, signs that its fundamentals were inflecting is what likely helped propel its shares higher. Its management, in our view, navigated the challenging demand backdrop better than its peers by controlling costs and cutting capacity. Also, a likely tailwind for its shares were merger rumors between Western Digital and Kioxia, another major player in the industry. However, Western Digital terminated merger talks in the fourth quarter due to opposition from a major Kioxia shareholder.
•
Owens Corning, a leading provider of insulation, roofing and composites, was another top contributor. The company posted earnings reports that beat consensus estimates. Its low inventory at distributors helped the company navigate the destocking headwinds that many industries faced, and pricing for its products held up. Falling asphalt prices also helped its margins, as the company controlled costs while maintaining an advantage on price.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.  Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,059.60	1,020.84	4.21	4.13	0.82
Class 2	1,000.00	1,000.00	1,058.30	1,019.60	5.49	5.39	1.07
Class 3	1,000.00	1,000.00	1,058.90	1,020.19	4.88	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.0%
Issuer	Shares	Value ($)
Consumer Discretionary 11.1%
Automobile Components 2.7%
Aptiv PLC(a)	68,500	6,145,820
BorgWarner, Inc.	176,000	6,309,600
Total		12,455,420
Hotels, Restaurants & Leisure 4.0%
Darden Restaurants, Inc.	39,600	6,506,280
Hilton Worldwide Holdings, Inc.	27,300	4,971,057
Yum! Brands, Inc.	56,500	7,382,290
Total		18,859,627
Specialty Retail 3.0%
Dick’s Sporting Goods, Inc.	43,600	6,407,020
Ross Stores, Inc.	55,300	7,652,967
Total		14,059,987
Textiles, Apparel & Luxury Goods 1.4%
Ralph Lauren Corp.	47,200	6,806,240
Total Consumer Discretionary		52,181,274
Consumer Staples 4.0%
Consumer Staples Distribution & Retail 3.5%
BJ’s Wholesale Club Holdings, Inc.(a)	88,900	5,926,074
Sysco Corp.	54,600	3,992,898
U.S. Foods Holding Corp.(a)	142,400	6,466,384
Total		16,385,356
Food Products 0.5%
Tyson Foods, Inc., Class A	44,800	2,408,000
Total Consumer Staples		18,793,356
Energy 3.9%
Oil, Gas & Consumable Fuels 3.9%
Coterra Energy, Inc.	285,500	7,285,960
Devon Energy Corp.	130,000	5,889,000
Hess Corp.	35,100	5,060,016
Total		18,234,976
Total Energy		18,234,976
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 15.5%
Banks 2.1%
Huntington Bancshares, Inc.	274,000	3,485,280
Prosperity Bancshares, Inc.	94,600	6,407,258
Total		9,892,538
Capital Markets 2.8%
Bank of New York Mellon Corp. (The)	144,000	7,495,200
T. Rowe Price Group, Inc.	51,000	5,492,190
Total		12,987,390
Financial Services 1.6%
Global Payments, Inc.	58,600	7,442,200
Insurance 9.0%
American Financial Group, Inc.	65,700	7,811,073
Fidelity National Financial, Inc.	59,500	3,035,690
Hartford Financial Services Group, Inc. (The)	92,000	7,394,960
Old Republic International Corp.	252,000	7,408,800
Progressive Corp. (The)	19,600	3,121,888
Willis Towers Watson PLC	26,600	6,415,920
WR Berkley Corp.	98,000	6,930,560
Total		42,118,891
Total Financials		72,441,019
Health Care 8.3%
Health Care Equipment & Supplies 4.3%
Cooper Companies, Inc. (The)	17,900	6,774,076
Hologic, Inc.(a)	89,500	6,394,775
Zimmer Biomet Holdings, Inc.	56,500	6,876,050
Total		20,044,901
Health Care Providers & Services 1.8%
Quest Diagnostics, Inc.	60,500	8,341,740
Life Sciences Tools & Services 2.2%
Agilent Technologies, Inc.	40,800	5,672,424
ICON PLC(a)	17,100	4,840,497
Total		10,512,921
Total Health Care		38,899,562
The accompanying Notes to Financial Statements are an integral part of this statement.
8
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 24.1%
Aerospace & Defense 1.8%
Textron, Inc.	102,700	8,259,134
Building Products 1.6%
Carrier Global Corp.	78,000	4,481,100
Owens Corning	20,000	2,964,600
Total		7,445,700
Commercial Services & Supplies 1.3%
Republic Services, Inc.	37,200	6,134,652
Electrical Equipment 0.6%
Hubbell, Inc.	8,900	2,927,477
Ground Transportation 3.5%
JB Hunt Transport Services, Inc.	38,500	7,689,990
Knight-Swift Transportation Holdings, Inc.	70,000	4,035,500
Landstar System, Inc.	24,700	4,783,155
Total		16,508,645
Machinery 6.6%
AGCO Corp.	50,000	6,070,500
Lincoln Electric Holdings, Inc.	15,900	3,457,614
Middleby Corp. (The)(a)	50,500	7,432,085
Parker-Hannifin Corp.	7,400	3,409,180
Toro Co. (The)	54,700	5,250,653
Xylem, Inc.	44,000	5,031,840
Total		30,651,872
Passenger Airlines 1.1%
Alaska Air Group, Inc.(a)	134,400	5,251,008
Professional Services 7.6%
FTI Consulting, Inc.(a)	36,600	7,288,890
Genpact Ltd.	162,000	5,623,020
Leidos Holdings, Inc.	77,000	8,334,480
ManpowerGroup, Inc.	63,500	5,046,345
MAXIMUS, Inc.	67,700	5,677,322
TransUnion	53,200	3,655,372
Total		35,625,429
Total Industrials		112,803,917
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.9%
Communications Equipment 1.0%
Motorola Solutions, Inc.	14,500	4,539,805
Electronic Equipment, Instruments & Components 3.9%
Amphenol Corp., Class A	66,700	6,611,971
Flex Ltd.(a)	252,100	7,678,966
Zebra Technologies Corp., Class A(a)	15,300	4,181,949
Total		18,472,886
Semiconductors & Semiconductor Equipment 3.3%
MKS Instruments, Inc.	73,100	7,519,797
Skyworks Solutions, Inc.	68,900	7,745,738
Total		15,265,535
Technology Hardware, Storage & Peripherals 1.7%
Western Digital Corp.(a)	150,100	7,860,737
Total Information Technology		46,138,963
Materials 10.9%
Chemicals 3.8%
Axalta Coating Systems Ltd.(a)	104,700	3,556,659
RPM International, Inc.	57,500	6,418,725
Westlake Corp.	54,500	7,627,820
Total		17,603,204
Containers & Packaging 5.9%
AptarGroup, Inc.	32,700	4,042,374
Avery Dennison Corp.	34,300	6,934,088
Crown Holdings, Inc.	93,900	8,647,251
Packaging Corp. of America	49,600	8,080,336
Total		27,704,049
Metals & Mining 1.2%
Franco-Nevada Corp.	51,400	5,695,634
Total Materials		51,002,887
Real Estate 7.8%
Office REITs 1.7%
Alexandria Real Estate Equities, Inc.	64,000	8,113,280
Residential REITs 2.6%
Camden Property Trust	64,600	6,414,134
Equity LifeStyle Properties, Inc.	80,800	5,699,632
Total		12,113,766
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 1.8%
NNN REIT, Inc.	193,000	8,318,300
Specialized REITs 1.7%
Lamar Advertising Co., Class A	75,200	7,992,256
Total Real Estate		36,537,602
Utilities 3.5%
Electric Utilities 3.5%
Alliant Energy Corp.	161,900	8,305,470
Xcel Energy, Inc.	129,400	8,011,154
Total		16,316,624
Total Utilities		16,316,624
Total Common Stocks (Cost $395,928,978)		463,350,180

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	4,820,745	4,819,781
Total Money Market Funds (Cost $4,819,396)		4,819,781
Total Investments in Securities (Cost: $400,748,374)		468,169,961
Other Assets & Liabilities, Net		(69,438)
Net Assets		468,100,523
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	6,338,352	62,813,547	(64,332,006)	(112)	4,819,781	122	512,091	4,820,745
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	52,181,274	—	—	52,181,274
Consumer Staples	18,793,356	—	—	18,793,356
Energy	18,234,976	—	—	18,234,976
Financials	72,441,019	—	—	72,441,019
Health Care	38,899,562	—	—	38,899,562
Industrials	112,803,917	—	—	112,803,917
Information Technology	46,138,963	—	—	46,138,963
Materials	51,002,887	—	—	51,002,887
Real Estate	36,537,602	—	—	36,537,602
Utilities	16,316,624	—	—	16,316,624
Total Common Stocks	463,350,180	—	—	463,350,180
Money Market Funds	4,819,781	—	—	4,819,781
Total Investments in Securities	468,169,961	—	—	468,169,961
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $395,928,978)	$463,350,180
Affiliated issuers (cost $4,819,396)	4,819,781
Receivable for:
Investments sold	3,496,143
Capital shares sold	6,638
Dividends	657,433
Foreign tax reclaims	11,947
Prepaid expenses	7,795
Total assets	472,349,917
Liabilities
Payable for:
Investments purchased	1,797,278
Capital shares redeemed	2,322,605
Management services fees	10,003
Distribution and/or service fees	849
Service fees	8,047
Compensation of chief compliance officer	87
Compensation of board members	1,128
Other expenses	21,842
Deferred compensation of board members	87,555
Total liabilities	4,249,394
Net assets applicable to outstanding capital stock	$468,100,523
Represented by
Trust capital	$468,100,523
Total - representing net assets applicable to outstanding capital stock	$468,100,523
Class 1
Net assets	$301,914,325
Shares outstanding	6,535,832
Net asset value per share	$46.19
Class 2
Net assets	$80,371,743
Shares outstanding	1,799,260
Net asset value per share	$44.67
Class 3
Net assets	$85,814,455
Shares outstanding	1,888,082
Net asset value per share	$45.45
The accompanying Notes to Financial Statements are an integral part of this statement.
12
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$9,345,917
Dividends — affiliated issuers	512,091
Interfund lending	374
Foreign taxes withheld	(12,672)
Total income	9,845,710
Expenses:
Management services fees	3,594,566
Distribution and/or service fees
Class 2	187,901
Class 3	103,740
Service fees	100,356
Custodian fees	13,707
Printing and postage fees	18,972
Accounting services fees	30,090
Legal fees	17,946
Compensation of chief compliance officer	89
Compensation of board members	16,628
Deferred compensation of board members	10,565
Other	13,571
Total expenses	4,108,131
Net investment income	5,737,579
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	36,907,617
Investments — affiliated issuers	122
Net realized gain	36,907,739
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,164,619
Investments — affiliated issuers	(112)
Net change in unrealized appreciation (depreciation)	2,164,507
Net realized and unrealized gain	39,072,246
Net increase in net assets resulting from operations	$44,809,825
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$5,737,579	$6,616,041
Net realized gain	36,907,739	56,858,673
Net change in unrealized appreciation (depreciation)	2,164,507	(79,761,282)
Net increase (decrease) in net assets resulting from operations	44,809,825	(16,286,568)
Decrease in net assets from capital stock activity	(54,123,512)	(72,071,476)
Total decrease in net assets	(9,313,687)	(88,358,044)
Net assets at beginning of year	477,414,210	565,772,254
Net assets at end of year	$468,100,523	$477,414,210

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	73,256	3,153,468	76,357	3,135,494
Shares redeemed	(1,121,453)	(49,821,495)	(1,839,139)	(76,652,678)
Net decrease	(1,048,197)	(46,668,027)	(1,762,782)	(73,517,184)
Class 2
Shares sold	157,300	6,544,768	204,963	8,232,124
Shares redeemed	(191,954)	(7,975,354)	(136,336)	(5,519,635)
Net increase (decrease)	(34,654)	(1,430,586)	68,627	2,712,489
Class 3
Shares sold	49,666	2,093,541	118,871	4,844,929
Shares redeemed	(191,965)	(8,118,440)	(149,166)	(6,111,710)
Net decrease	(142,299)	(6,024,899)	(30,295)	(1,266,781)
Total net decrease	(1,225,150)	(54,123,512)	(1,724,450)	(72,071,476)
The accompanying Notes to Financial Statements are an integral part of this statement.
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CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

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CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$42.02	0.55	3.62	4.17
Year Ended 12/31/2022	$43.21	0.56	(1.75)	(1.19)
Year Ended 12/31/2021	$32.76	0.58 (c)	9.87	10.45
Year Ended 12/31/2020	$30.32	0.38	2.06	2.44
Year Ended 12/31/2019	$23.65	0.34	6.33	6.67
Class 2
Year Ended 12/31/2023	$40.73	0.44	3.50	3.94
Year Ended 12/31/2022	$41.99	0.45	(1.71)	(1.26)
Year Ended 12/31/2021	$31.92	0.50 (c)	9.57	10.07
Year Ended 12/31/2020	$29.61	0.31	2.00	2.31
Year Ended 12/31/2019	$23.16	0.27	6.18	6.45
Class 3
Year Ended 12/31/2023	$41.39	0.49	3.57	4.06
Year Ended 12/31/2022	$42.62	0.51	(1.74)	(1.23)
Year Ended 12/31/2021	$32.35	0.55 (c)	9.72	10.27
Year Ended 12/31/2020	$29.98	0.35	2.02	2.37
Year Ended 12/31/2019	$23.42	0.31	6.25	6.56

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.15 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$46.19	9.92%	0.82%	0.82%	1.29%	29%	$301,914
Year Ended 12/31/2022	$42.02	(2.75% )	0.81%	0.81%	1.37%	30%	$318,668
Year Ended 12/31/2021	$43.21	31.90%	0.80%	0.80%	1.48%	24%	$403,832
Year Ended 12/31/2020	$32.76	8.05%	0.79%	0.79%	1.41%	41%	$583,965
Year Ended 12/31/2019	$30.32	28.20%	0.79%	0.79%	1.25%	39%	$534,959
Class 2
Year Ended 12/31/2023	$44.67	9.67%	1.07%	1.07%	1.05%	29%	$80,372
Year Ended 12/31/2022	$40.73	(3.00% )	1.06%	1.06%	1.13%	30%	$74,701
Year Ended 12/31/2021	$41.99	31.55%	1.05%	1.05%	1.28%	24%	$74,122
Year Ended 12/31/2020	$31.92	7.80%	1.04%	1.04%	1.16%	41%	$52,184
Year Ended 12/31/2019	$29.61	27.85%	1.04%	1.04%	1.00%	39%	$54,158
Class 3
Year Ended 12/31/2023	$45.45	9.81%	0.94%	0.94%	1.17%	29%	$85,814
Year Ended 12/31/2022	$41.39	(2.89% )	0.93%	0.93%	1.26%	30%	$84,045
Year Ended 12/31/2021	$42.62	31.75%	0.93%	0.93%	1.41%	24%	$87,819
Year Ended 12/31/2020	$32.35	7.91%	0.92%	0.92%	1.29%	41%	$62,589
Year Ended 12/31/2019	$29.98	28.01%	0.91%	0.91%	1.12%	39%	$67,484
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
CTIVP® – Victory Sycamore Established Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.77% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Victory Capital Management Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
20
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.83%
Class 2	1.08
Class 3	0.955
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $133,120,760 and $179,610,816, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $137 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,400,000	5.62	1
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
22
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Victory Sycamore Established Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Victory Sycamore Established Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

CTIVP® – Victory Sycamore Established Value Fund  | Annual Report 2023
31

CTIVP® – Victory Sycamore Established Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7038_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners Core Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Core Equity Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
J.P. Morgan Investment Management Inc.
Scott Davis
Shilpee Raina, CFA
David Small
T. Rowe Price Associates, Inc.
Shawn Driscoll

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	24.71	14.61	10.47
Class 2	05/03/10	24.43	14.32	10.19
Class 3	05/01/06	24.55	14.45	10.33
S&P 500 Index		26.29	15.69	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	5.7
Consumer Discretionary	10.5
Consumer Staples	5.4
Energy	5.2
Financials	13.2
Health Care	14.3
Industrials	11.6
Information Technology	27.4
Materials	2.3
Real Estate	2.0
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 98.54% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2023, the Fund was managed by two subadvisers. As of December 31, 2023, J.P. Morgan Investment Management Inc. (JPMorgan) managed approximately 49.8% and T. Rowe Price Associates, Inc. (T. Rowe Price) managed approximately 50.2% of the Fund’s assets.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Partners Core Equity Fund returned 24.43%. The Fund’s benchmark, the S&P 500 Index, returned 26.29% for the same time period.
Market overview
U.S. equity markets ended 2023 on a strong note, despite witnessing the second-largest bank failure in the history of the country. The U.S. Federal Reserve (Fed) hiked the federal funds target rate to a range of 5.25%-5.50%, the highest level in more than 22 years, to curb inflation. The Consumer Price Index peaked at 6.4% in January 2023, and trended downwards to 3.1% in November 2023. Meanwhile, third-quarter gross domestic product (GDP) was a bright spot, with GDP rising at 4.9% annualized. The increase was primarily driven by an increase in consumer spending and inventory investment. The market overcame bearish factors, such as uncertainty about Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023. Business spending held up better than expected, despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.
Large-cap stocks, as represented by the S&P 500 Index, outperformed the small-cap Russell 2000 Index, as they returned 26.29% vs. 16.93%, respectively. Value underperformed growth by a massive margin, as the Russell 3000 Value Index returned 11.66% and the Russell 3000 Growth Index returned 41.21%.
The Fund’s notable detractors during the period
JPMorgan
•
Detracting the most from performance in our portion of the Fund during the period were utilities, retail and big banks & brokers.
•
Individual top detractors to Fund performance during the period were NextEra Energy, inc., Bristol-Myers Squibb Co. and Dollar General Corp.
○
Our relative overweight in NextEra Energy detracted from performance in our portion of the portfolio during the year. The stock underperformed as a result of macro and company-specific factors. Given the high interest-rate environment, the company decided not to sell assets to NextEra Energy Partners and cut its distribution growth rate in half. There was a significant negative reaction to the company’s announcement that drove the stock down. However, the company’s pipeline of renewables continues to grow as they have an attractive market value, in our view.
○
A relative overweight in Bristol-Myers Squibb detracted from performance during the year as the market showed little appreciation for value names, which hurt the stock as it also suffered from declining prospects in parts of its business. Bristol-Myers Squibb has a convoluted path to growth where old/mature products need to be replaced by newly launched products, and performance of these launches has lagged relative to the expectations.
○
A relative overweight in Dollar General detracted from performance during the year. While supply chain issues that were an overhang at the start of the year have largely been resolved, the debate around the appropriate level of
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
investment needed to fix operational issues persists. Shrinking inventory levels and poor store conditions continued to plague the company and it is unclear whether the incremental investment (labor hours, markdowns, inventory forecasting tools) is enough to right the ship. There are also questions regarding the balance sheet with leverage above the target ratio. We no longer hold the position in Dollar General.
T. Rowe Price
•
Detracting the most from performance from our portion of the Fund during the period were consumer staples, information technology and communication services.
•
Not owning or having an underweight allocation to Meta Platforms, Inc., Apple, Inc. and Tesla, Inc. during the period detracted from the Fund’s performance.
○
Not owning Meta Platforms detracted from performance, as shares traded higher over the year, driven by the company’s continued focus on cost discipline, a rebound in digital ad spending, and improving monetization trends within short form video.
○
Our underweight allocation to Apple also held back performance, as shares advanced for the year as consumers continued to embrace technology, propelling demand for technology-driven consumer products and services. Apple’s Services segment (including Apple Pay, App Store, Apple Music, etc.) reflected ongoing growth, its more important hardware products, like the iPhone, the Mac, and the iPad, generated robust sales even amid slowing growth, and share buybacks helped to offset weakness. We added to our position in Apple over the year.
○
Not owning Tesla further weighed on performance, as shares of the electric vehicle manufacturer outperformed in the first half of the year, recovering ground early in the period after management allayed concerns about the low-end of margin structures following price cuts and reaffirmed strong levels of demand. The stock also received a boost from a wave of positive sentiment around AI and speculation that the company would be a significant AI beneficiary.
The Fund’s notable contributors during the period
JPMorgan
•
The largest contributors to performance in our portion of the Fund’s portfolio during the period came from the media, commodities and consumer staples industries.
•
Individual top contributors to Fund performance during the period included Uber Technologies, Inc., Microsoft Corp. and NXP Semiconductors NV.
○
Our relative overweight in Uber Technologies contributed to performance as the company delivered strong results consistently through the year, driven by accelerating bookings growth and high incremental margins. Uber’s profitability in the third quarter allowed for inclusion in the S&P 500 Index, which occurred in mid-December, providing a further boost to the stock.
○
Within software and services, our relative overweight in Microsoft also contributed to performance during the year. Heading into 2023, there were headwinds related to growth in Microsoft’s Azure cloud platform given cloud optimization efforts that were expected to last into the second half of the year. Despite this, Microsoft ultimately benefited from enthusiasm around generative artificial intelligence (GenAI), which drove outperformance throughout the year. Microsoft’s influential investment in OpenAI and Microsoft’s own work in GenAI via Azure AI Services has positioned the company as an early "AI winner".
○
Within semiconductors and hardware, our relative overweight in NXP Semiconductors contributed to performance during the year. The stock outperformed in 2023 as the company’s automotive fundamentals and margins held strong despite broader cyclical concerns in the analog space.
6
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
T. Rowe Price
•
Sector allocation and stock selection to energy, health care, and industrials and business services contributed to relative performance in our portion of the Fund during the period.
•
Individual top contributors to Fund performance during the period were Applied Materials, Inc., KLA Corp. and Micron Technology, Inc.
○
Applied Materials contributed to performance as the semiconductor company benefited from a series of solid earnings reports that reflected resilient demand for lagging edge equipment, partially driven by China’s pivot from leading edge memory and logic manufacturing to lagging edge manufacturing due to recent Commerce Department restrictions. We trimmed our position to moderate our position in the stock over the year.
○
The chipmaking company KLA contributed to performance after the company reported better-than-expected earnings results over the year, most recently driven by increasing demand for AI tools that require sophisticated processors amid broader optimism that the weakness in the chip industry would reach a turnaround point in the near future. We trimmed our position to moderate our position in the stock over the year.
○
Chipmaker Micron Technology also contributed to performance. The stock traded upward on optimism that the supply/demand imbalance in the memory markets would improve the likelihood that Micron would benefit from increased demand triggered by growing generative AI enthusiasm. We trimmed our position to moderate our position in the stock over the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,092.10	1,021.49	3.60	3.48	0.69
Class 2	1,000.00	1,000.00	1,090.70	1,020.24	4.90	4.73	0.94
Class 3	1,000.00	1,000.00	1,091.50	1,020.89	4.22	4.08	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.6%
Issuer	Shares	Value ($)
Communication Services 5.7%
Entertainment 0.6%
Netflix, Inc.(a)	35,700	17,381,616
Interactive Media & Services 4.6%
Alphabet, Inc., Class A(a)	301,750	42,151,457
Alphabet, Inc., Class C(a)	317,359	44,725,404
Meta Platforms, Inc., Class A(a)	113,083	40,026,859
Total		126,903,720
Wireless Telecommunication Services 0.5%
T-Mobile US, Inc.	91,811	14,720,058
Total Communication Services		159,005,394
Consumer Discretionary 10.5%
Automobiles 0.3%
Tesla, Inc.(a)	37,478	9,312,533
Broadline Retail 4.4%
Amazon.com, Inc.(a)	810,771	123,188,546
Hotels, Restaurants & Leisure 2.9%
Booking Holdings, Inc.(a)	3,894	13,812,875
Hilton Worldwide Holdings, Inc.	64,100	11,671,969
Marriott International, Inc., Class A	38,364	8,651,466
McDonald’s Corp.	161,148	47,781,993
Total		81,918,303
Specialty Retail 2.9%
Lowe’s Companies, Inc.	143,534	31,943,492
O’Reilly Automotive, Inc.(a)	11,993	11,394,309
TJX Companies, Inc. (The)	141,481	13,272,333
Tractor Supply Co.	51,800	11,138,554
Ulta Beauty, Inc.(a)	24,086	11,801,899
Total		79,550,587
Total Consumer Discretionary		293,969,969
Consumer Staples 5.4%
Beverages 1.8%
Coca-Cola Co. (The)	824,898	48,611,239
Keurig Dr. Pepper, Inc.	63,900	2,129,148
Total		50,740,387
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 1.0%
Target Corp.	79,418	11,310,711
Walmart, Inc.	100,252	15,804,728
Total		27,115,439
Food Products 1.0%
Kraft Heinz Co. (The)	273,730	10,122,535
Mondelez International, Inc., Class A	261,757	18,959,060
Total		29,081,595
Household Products 1.2%
Colgate-Palmolive Co.	198,652	15,834,551
Procter & Gamble Co. (The)	124,356	18,223,128
Total		34,057,679
Personal Care Products 0.4%
Kenvue, Inc.	496,473	10,689,064
Total Consumer Staples		151,684,164
Energy 5.2%
Energy Equipment & Services 2.4%
Baker Hughes Co.	977,507	33,411,189
Halliburton Co.	439,300	15,880,695
Schlumberger NV	318,800	16,590,352
Total		65,882,236
Oil, Gas & Consumable Fuels 2.8%
ConocoPhillips Co.	158,027	18,342,194
Diamondback Energy, Inc.	73,789	11,443,198
EQT Corp.	380,877	14,724,705
Pioneer Natural Resources Co.	97,240	21,867,331
Williams Companies, Inc. (The)	354,807	12,357,928
Total		78,735,356
Total Energy		144,617,592
Financials 13.2%
Banks 3.3%
Bank of America Corp.	528,234	17,785,639
JPMorgan Chase & Co.	143,653	24,435,375
U.S. Bancorp	431,410	18,671,425
Wells Fargo & Co.	632,786	31,145,727
Total		92,038,166
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.7%
Cboe Global Markets, Inc.	56,709	10,125,959
Goldman Sachs Group, Inc. (The)	32,912	12,696,462
LPL Financial Holdings, Inc.	59,796	13,610,766
Morgan Stanley	373,445	34,823,746
Raymond James Financial, Inc.	91,496	10,201,804
S&P Global, Inc.	48,581	21,400,902
Total		102,859,639
Consumer Finance 0.8%
American Express Co.	119,092	22,310,695
Financial Services 2.7%
FleetCor Technologies, Inc.(a)	23,745	6,710,574
MasterCard, Inc., Class A	71,151	30,346,613
Visa, Inc., Class A	145,473	37,873,896
Total		74,931,083
Insurance 2.7%
Allstate Corp. (The)	82,982	11,615,820
Marsh & McLennan Companies, Inc.	69,600	13,187,112
MetLife, Inc.	197,221	13,042,225
Progressive Corp. (The)	180,642	28,772,658
Travelers Companies, Inc. (The)	51,400	9,791,186
Total		76,409,001
Total Financials		368,548,584
Health Care 14.2%
Biotechnology 4.1%
AbbVie, Inc.	242,088	37,516,377
Amgen, Inc.	39,792	11,460,892
Biogen, Inc.(a)	44,817	11,597,295
Regeneron Pharmaceuticals, Inc.(a)	29,999	26,347,822
Vertex Pharmaceuticals, Inc.(a)	66,732	27,152,584
Total		114,074,970
Health Care Equipment & Supplies 1.1%
STERIS PLC	44,989	9,890,831
Stryker Corp.	67,806	20,305,185
Total		30,196,016
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 4.8%
Cencora, Inc.	93,059	19,112,457
Elevance Health, Inc.	41,705	19,666,410
Molina Healthcare, Inc.(a)	41,592	15,027,606
Quest Diagnostics, Inc.	91,000	12,547,080
UnitedHealth Group, Inc.	128,937	67,881,462
Total		134,235,015
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	88,834	12,350,591
Danaher Corp.	69,503	16,078,824
Thermo Fisher Scientific, Inc.	54,322	28,833,575
Total		57,262,990
Pharmaceuticals 2.2%
Bristol-Myers Squibb Co.	340,726	17,482,651
Eli Lilly & Co.	43,725	25,488,177
Merck & Co., Inc.	175,364	19,118,183
Total		62,089,011
Total Health Care		397,858,002
Industrials 11.5%
Aerospace & Defense 1.9%
General Dynamics Corp.	73,489	19,082,889
Howmet Aerospace, Inc.	142,467	7,710,314
Northrop Grumman Corp.	57,007	26,687,257
Total		53,480,460
Building Products 0.9%
Carrier Global Corp.	190,410	10,939,055
Trane Technologies PLC	64,558	15,745,696
Total		26,684,751
Electrical Equipment 1.6%
AMETEK, Inc.	95,409	15,731,990
Eaton Corp. PLC	116,818	28,132,111
Total		43,864,101
Ground Transportation 2.7%
CSX Corp.	962,907	33,383,986
Norfolk Southern Corp.	86,356	20,412,831
Old Dominion Freight Line, Inc.	28,017	11,356,130
Uber Technologies, Inc.(a)	163,470	10,064,848
Total		75,217,795
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.7%
Honeywell International, Inc.	96,500	20,237,015
Machinery 2.8%
Cummins, Inc.	78,274	18,752,102
Deere & Co.	86,184	34,462,396
IDEX Corp.	47,071	10,219,585
Westinghouse Air Brake Technologies Corp.	108,029	13,708,880
Total		77,142,963
Professional Services 0.9%
Booz Allen Hamilton Holding Corp.	99,589	12,738,429
Broadridge Financial Solutions, Inc.	62,998	12,961,838
Total		25,700,267
Total Industrials		322,327,352
Information Technology 27.2%
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	179,471	17,790,960
TE Connectivity Ltd.	5,000	702,500
Total		18,493,460
IT Services 1.1%
Accenture PLC, Class A	85,639	30,051,582
Semiconductors & Semiconductor Equipment 9.8%
Advanced Micro Devices, Inc.(a)	126,782	18,688,935
Analog Devices, Inc.	128,306	25,476,439
Applied Materials, Inc.	137,860	22,342,970
ASML Holding NV	11,055	8,367,751
KLA Corp.	36,370	21,141,881
Micron Technology, Inc.	215,832	18,419,103
NVIDIA Corp.	202,626	100,344,448
NXP Semiconductors NV	204,446	46,957,157
QUALCOMM, Inc.	94,900	13,725,387
Total		275,464,071
Software 10.4%
Cadence Design Systems, Inc.(a)	49,142	13,384,807
Intuit, Inc.	16,812	10,508,004
Microsoft Corp.	652,737	245,455,221
Oracle Corp.	199,542	21,037,713
Total		290,385,745
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	732,271	140,984,136
Seagate Technology Holdings PLC	90,622	7,736,400
Total		148,720,536
Total Information Technology		763,115,394
Materials 2.3%
Chemicals 1.2%
Eastman Chemical Co.	80,696	7,248,115
Linde PLC	33,926	13,933,747
PPG Industries, Inc.	92,238	13,794,193
Total		34,976,055
Construction Materials 0.7%
Vulcan Materials Co.	81,108	18,412,327
Metals & Mining 0.4%
Southern Copper Corp.	127,909	11,009,128
Total Materials		64,397,510
Real Estate 2.0%
Industrial REITs 1.2%
Prologis, Inc.	246,650	32,878,445
Residential REITs 0.3%
Equity LifeStyle Properties, Inc.	144,800	10,214,192
Specialized REITs 0.5%
Public Storage	45,020	13,731,100
Total Real Estate		56,823,737
Utilities 2.4%
Electric Utilities 2.4%
Constellation Energy Corp.	107,629	12,580,754
NextEra Energy, Inc.	503,622	30,590,000
PG&E Corp.	1,386,742	25,002,958
Total		68,173,712
Total Utilities		68,173,712
Total Common Stocks (Cost $2,357,830,698)		2,790,521,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	11,226,371	11,224,125
Total Money Market Funds (Cost $11,223,484)		11,224,125
Total Investments in Securities (Cost: $2,369,054,182)		2,801,745,535
Other Assets & Liabilities, Net		(1,058,666)
Net Assets		2,800,686,869
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	3,500,730	449,715,481	(441,992,727)	641	11,224,125	(516)	542,911	11,226,371
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	159,005,394	—	—	159,005,394
Consumer Discretionary	293,969,969	—	—	293,969,969
Consumer Staples	151,684,164	—	—	151,684,164
Energy	144,617,592	—	—	144,617,592
Financials	368,548,584	—	—	368,548,584
Health Care	397,858,002	—	—	397,858,002
Industrials	322,327,352	—	—	322,327,352
Information Technology	763,115,394	—	—	763,115,394
Materials	64,397,510	—	—	64,397,510
Real Estate	56,823,737	—	—	56,823,737
Utilities	68,173,712	—	—	68,173,712
Total Common Stocks	2,790,521,410	—	—	2,790,521,410
Money Market Funds	11,224,125	—	—	11,224,125
Total Investments in Securities	2,801,745,535	—	—	2,801,745,535
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
13

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,357,830,698)	$2,790,521,410
Affiliated issuers (cost $11,223,484)	11,224,125
Receivable for:
Investments sold	12,215,978
Capital shares sold	18,890
Dividends	1,573,879
Foreign tax reclaims	28,300
Prepaid expenses	19,666
Total assets	2,815,602,248
Liabilities
Due to custodian	11,158
Payable for:
Investments purchased	11,435,294
Capital shares redeemed	3,140,104
Management services fees	51,865
Distribution and/or service fees	182
Service fees	1,887
Compensation of chief compliance officer	516
Compensation of board members	2,983
Other expenses	53,556
Deferred compensation of board members	217,834
Total liabilities	14,915,379
Net assets applicable to outstanding capital stock	$2,800,686,869
Represented by
Trust capital	$2,800,686,869
Total - representing net assets applicable to outstanding capital stock	$2,800,686,869
Class 1
Net assets	$2,760,519,510
Shares outstanding	74,098,478
Net asset value per share	$37.25
Class 2
Net assets	$12,749,024
Shares outstanding	353,594
Net asset value per share	$36.06
Class 3
Net assets	$27,418,335
Shares outstanding	748,540
Net asset value per share	$36.63
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$40,008,878
Dividends — affiliated issuers	542,911
Foreign taxes withheld	(150,573)
Total income	40,401,216
Expenses:
Management services fees	18,189,920
Distribution and/or service fees
Class 2	29,162
Class 3	33,084
Service fees	23,362
Custodian fees	32,375
Printing and postage fees	12,344
Accounting services fees	55,090
Legal fees	46,392
Interest on interfund lending	3,158
Compensation of chief compliance officer	523
Compensation of board members	45,294
Deferred compensation of board members	28,423
Other	48,076
Total expenses	18,547,203
Net investment income	21,854,013
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	69,610,726
Investments — affiliated issuers	(516)
Futures contracts	(642,276)
Net realized gain	68,967,934
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	508,040,617
Investments — affiliated issuers	641
Net change in unrealized appreciation (depreciation)	508,041,258
Net realized and unrealized gain	577,009,192
Net increase in net assets resulting from operations	$598,863,205
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
15

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$21,854,013	$20,003,224
Net realized gain	68,967,934	78,726,159
Net change in unrealized appreciation (depreciation)	508,041,258	(661,632,107)
Net increase (decrease) in net assets resulting from operations	598,863,205	(562,902,724)
Decrease in net assets from capital stock activity	(385,486,788)	(152,668,685)
Total increase (decrease) in net assets	213,376,417	(715,571,409)
Net assets at beginning of year	2,587,310,452	3,302,881,861
Net assets at end of year	$2,800,686,869	$2,587,310,452

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	116,000	3,683,979	927,486	28,019,410
Shares redeemed	(11,405,696)	(384,374,995)	(5,614,948)	(177,484,540)
Net decrease	(11,289,696)	(380,691,016)	(4,687,462)	(149,465,130)
Class 2
Shares sold	23,275	760,889	35,520	1,094,619
Shares redeemed	(50,662)	(1,623,587)	(35,680)	(1,092,841)
Net increase (decrease)	(27,387)	(862,698)	(160)	1,778
Class 3
Shares sold	27,674	861,997	8,401	260,399
Shares redeemed	(146,799)	(4,795,071)	(112,158)	(3,465,732)
Net decrease	(119,125)	(3,933,074)	(103,757)	(3,205,333)
Total net decrease	(11,436,208)	(385,486,788)	(4,791,379)	(152,668,685)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$29.87	0.27	7.11	7.38
Year Ended 12/31/2022	$36.14	0.22	(6.49)	(6.27)
Year Ended 12/31/2021	$27.91	0.16	8.07	8.23
Year Ended 12/31/2020	$23.85	0.24	3.82	4.06
Year Ended 12/31/2019	$18.84	0.27	4.74	5.01
Class 2
Year Ended 12/31/2023	$28.98	0.18	6.90	7.08
Year Ended 12/31/2022	$35.15	0.14	(6.31)	(6.17)
Year Ended 12/31/2021	$27.21	0.08	7.86	7.94
Year Ended 12/31/2020	$23.31	0.18	3.72	3.90
Year Ended 12/31/2019	$18.47	0.21	4.63	4.84
Class 3
Year Ended 12/31/2023	$29.41	0.22	7.00	7.22
Year Ended 12/31/2022	$35.62	0.18	(6.39)	(6.21)
Year Ended 12/31/2021	$27.54	0.12	7.96	8.08
Year Ended 12/31/2020	$23.57	0.21	3.76	3.97
Year Ended 12/31/2019	$18.65	0.24	4.68	4.92

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$37.25	24.71%	0.69% (c)	0.69% (c)	0.81%	56%	$2,760,520
Year Ended 12/31/2022	$29.87	(17.35% )	0.68% (c),(d)	0.68% (c),(d)	0.72%	75%	$2,550,753
Year Ended 12/31/2021	$36.14	29.49%	0.68% (d)	0.68% (d)	0.50%	99%	$3,254,887
Year Ended 12/31/2020	$27.91	17.02%	0.68%	0.68%	1.02%	92%	$3,085,119
Year Ended 12/31/2019	$23.85	26.59%	0.70%	0.69%	1.25%	129%	$2,237,714
Class 2
Year Ended 12/31/2023	$36.06	24.43%	0.94% (c)	0.94% (c)	0.56%	56%	$12,749
Year Ended 12/31/2022	$28.98	(17.55% )	0.93% (c),(d)	0.93% (c),(d)	0.47%	75%	$11,042
Year Ended 12/31/2021	$35.15	29.18%	0.93% (d)	0.93% (d)	0.26%	99%	$13,396
Year Ended 12/31/2020	$27.21	16.73%	0.93%	0.93%	0.76%	92%	$11,239
Year Ended 12/31/2019	$23.31	26.21%	0.95%	0.94%	1.00%	129%	$10,760
Class 3
Year Ended 12/31/2023	$36.63	24.55%	0.81% (c)	0.81% (c)	0.69%	56%	$27,418
Year Ended 12/31/2022	$29.41	(17.43% )	0.81% (c),(d)	0.81% (c),(d)	0.59%	75%	$25,516
Year Ended 12/31/2021	$35.62	29.34%	0.80% (d)	0.80% (d)	0.38%	99%	$34,599
Year Ended 12/31/2020	$27.54	16.84%	0.80%	0.80%	0.89%	92%	$31,113
Year Ended 12/31/2019	$23.57	26.38%	0.83%	0.81%	1.13%	129%	$32,859
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At December 31, 2023, the Fund had no outstanding derivatives.
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Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(642,276)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,670,128
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.68% of the Fund’s average daily net assets.
24
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.70%	0.69%	0.69%
Class 2	0.95	0.94	0.94
Class 3	0.825	0.815	0.815
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,520,851,594 and $1,891,285,678, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $1,683 for the year ended December 31, 2023.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
26
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,406,667	5.65	15
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
29

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

30
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
32
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

34
Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Partners Core Equity Fund  | Annual Report 2023
35

Variable Portfolio – Partners Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7053_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners Core Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Core Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Core Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

Portfolio management
Allspring Global Investments, LLC
Maulik Bhansali, CFA
Jarad Vasquez
J.P. Morgan Investment Management Inc.
Steven Lear, CFA*
Richard Figuly
J. Andrew Norelli
Lisa Coleman, CFA
Thomas Hauser, CFA
Kay Herr, CFA
*Mr. Lear has announced his retirement from JPMIM effective March 1, 2024. Until his retirement, Mr. Lear will continue to serve on the portfolio management team.

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	6.30	1.37	1.89
Class 2	05/07/10	6.06	1.12	1.64
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	8.2
Commercial Mortgage-Backed Securities - Agency	5.3
Commercial Mortgage-Backed Securities - Non-Agency	4.8
Convertible Bonds	0.1
Corporate Bonds & Notes	25.3
Foreign Government Obligations	0.9
Money Market Funds	4.7
Municipal Bonds	0.2
Residential Mortgage-Backed Securities - Agency	29.4
Residential Mortgage-Backed Securities - Non-Agency	3.4
U.S. Government & Agency Obligations	0.9
U.S. Treasury Obligations	16.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	63.0
A rating	11.8
BBB rating	13.6
BB rating	5.8
B rating	2.2
CCC rating	0.3
CC rating	0.0 (a)
C rating	0.0 (a)
Not rated	3.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 99.65% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
As of December 31, 2023, the Fund was managed by two independent money management firms. Allspring Global Investments, LLC (Allspring) managed 49.4% and J.P. Morgan Investment Management Inc. (JPMorgan) managed approximately 50.6% of the Fund’s assets.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Partners Core Bond Fund returned 6.06%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the same time period.
Market overview
2023 was a volatile year for both interest rates and risk assets, as strong performance in the fourth quarter ultimately gave way to strong total returns for U.S. core fixed income and risk assets more broadly. Starting the year, the U.S. Federal Reserve (Fed) continued to move forward, hiking interest rates to combat high inflation amid a backdrop of slowing growth, while the market began to see the cumulative and lagged impacts of tighter monetary policy catalyze in the collapse of multiple U.S. regional banks. By mid-year, the Fed acknowledged progress against the fight against inflation, and delivered a final 25 basis point hike, given a backdrop of a strong yet decelerating labor market, and stable economic growth. (A basis point is 1/100th of a percent.) During the remainder of the third quarter into October, interest rates continued to move higher as risk markets were challenged by leading economic indicators suggesting a slowing of economic growth and the labor market. After reaching a new cycle peak in interest rates during October, excitement rose for the remainder of the fourth quarter over the prospect of an economic “soft landing.”  Optimism was further boosted after the December Fed meeting, where committee members signaled expectations for interest-rate cuts in 2024. Overall, interest rates ended 2023 within striking distance of where they started the year, while the yield curve steepened gradually. In anticipation of a more sanguine economic backdrop, spreads generally tightened across U.S. fixed-income sectors over the year.
The Fund’s notable contributors during the period
Allspring
•
Issuer positioning across the U.S. banks, non-U.S. banks and communications subsectors led the contributors to performance during the year, with overall security selection in a majority of subsectors making positive contributions.
•
In agency mortgages, sector positioning amid elevated spread volatility has been a significant contributor to performance this year.
•
Security selection and positioning in pass-through securities were also meaningful contributors, made possible by the multitude of coupons and underlying stories available to trade and the contrasting performance among them.
•
The underweight to 15-year MBS and 30-year lower and mid-stack coupons was a positive contributor this year.
•
A sector overweight to, and security selection within, ABS also contributed during the period.
JPMorgan
•
Our portion of the Fund had an overweight positioning in spread sectors generally during the period, which contributed to returns as spreads tightened.
•
Relative overweights to upper-tier high-yield corporate credit and securitized credit (ABS, CMBS, RMBS) were meaningfully positive performance drivers during the year, with both sectors benefiting from a yield advantage relative to in-benchmark securities and spread tightening.
•
Agency MBS positioning marginally contributed to performance, as the strategy was positioned underweight until the fourth quarter, and favored agency CMBS, which outperformed amid 2023’s volatile interest-rate backdrop.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
While comprising only 1%-to-2% of the portfolio throughout the year, security selection within emerging markets debt was modestly additive to performance.
The Fund’s notable detractors during the period
Allspring
•
Issuer positioning across the real estate investment trust (REIT), foreign agencies and energy subsectors detracted from performance during the year.
•
In agency mortgages, the overweight to floating-rate collateralized mortgage obligations (CMO) and hybrid adjustable rate mortgages (ARMs) was a slight detractor, as spreads did not recover as quickly as with fixed-rate cash flows.
•
Positioning in select higher coupon 30-year mortgage-backed securities (MBS) detracted modestly as well. Within asset-backed securities, a few auto ABS positions were small detractors.
•
In commercial mortgage-backed securities, sector positioning detracted from performance.
JPMorgan
•
A relative underweight to investment-grade corporate credit was the largest detractor from returns in our portion of the portfolio, although corporate credit returns – high yield and investment grade – were additive to performance.
•
Duration and yield curve positioning detracted marginally from performance. Our portion of the portfolio maintained a duration overweight relative to the benchmark throughout the year, primarily held through an overweight to the 2-to-7-year part of the yield curve. Our portion of the Fund ended the year +0.3 years overweight duration in the 3-to-10-year part of the yield curve.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.60	1,022.54	2.44	2.42	0.48
Class 2	1,000.00	1,000.00	1,035.10	1,021.29	3.70	3.68	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 8.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Academic Loan Funding Trust(a),(b)
Series 2013-1A Class A
30-day Average SOFR + 0.914% Floor 0.800% 12/26/2044	6.252%	472,521	441,900
ACC Trust(a)
Series 2021-1 Class D
03/22/2027	5.250%	5,200,000	5,060,825
Subordinated Series 2021-1 Class C
12/20/2024	2.080%	514,080	509,028
Ally Auto Receivables Trust
Subordinated Series 2022-3 Class A4
06/15/2031	5.070%	1,013,000	1,013,654
American Express Credit Account Master Trust
Series 2023-1 Class A
05/15/2028	4.870%	2,298,000	2,317,273
Americredit Automobile Receivables Trust
Series 2023-1 Class A3
11/18/2027	5.620%	908,000	915,724
AmeriCredit Automobile Receivables Trust
Series 2022-2 Class A3
04/18/2028	4.380%	1,937,000	1,918,071
Series 2023-2 Class A3
05/18/2028	5.810%	1,810,000	1,827,574
BA Credit Card Trust
Series 2023-A2 Class A2
11/15/2028	4.980%	7,537,000	7,552,984
BMW Vehicle Lease Trust
Series 2023-1 Class A4
06/25/2026	5.070%	1,403,000	1,400,012
Business Jet Securities LLC(a)
Series 2021-1A Class A
04/15/2036	2.162%	1,190,189	1,100,961
Subordinated Series 2021-1 Class B
04/15/2036	2.918%	1,660,086	1,517,036
Subordinated Series 2022-1A Class C
06/15/2037	6.413%	3,811,137	3,481,588
Capital One Prime Auto Receivables Trust
Series 2023-1 Class A3
02/15/2028	4.870%	3,225,000	3,224,767
Cars Net Lease Mortgage Notes(a)
Series 2020-1A Class A3
12/15/2050	3.100%	847,100	724,902
Carvana Auto Receivables Trust(a)
Series 2023-P3 Class A4
07/10/2029	5.710%	1,418,000	1,442,161
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chase Auto Owner Trust(a)
Series 2022-AA Class A4
03/27/2028	3.990%	1,305,000	1,268,046
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month Term SOFR + 0.674% Floor 0.560% 02/25/2033	6.030%	399,270	393,667
Chase Funding Trust(c)
Series 2003-4 Class 1A5
05/25/2033	5.916%	172,529	166,603
Series 2003-6 Class 1A5
11/25/2034	4.888%	130,254	127,453
Citibank Credit Card Issuance Trust
Series 2023-A1 Class A1
12/08/2027	5.230%	3,532,000	3,559,110
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month Term SOFR + 1.764% Floor 1.650% 11/26/2046	7.120%	521,233	525,318
College Ave Student Loans LLC(a)
Series 2018-A Class A2
12/26/2047	4.130%	332,982	316,890
Series 2019-A Class A2
12/28/2048	3.280%	831,786	761,519
Consumer Receivables Asset Investment Trust(a),(b)
Series 2021-1 Class A1X
3-month Term SOFR + 3.750% Floor 3.000% 12/15/2024	9.058%	408,059	408,429
COOF Securitization Trust Ltd.(a),(c),(d)
CMO Series 2014-1 Class A
06/25/2040	3.009%	244,474	19,330
Credit Acceptance Auto Loan Trust(a)
Series 2021-2A Class A
02/15/2030	0.960%	151,528	150,903
Series 2021-3A Class B
07/15/2030	1.380%	4,162,000	3,994,201
Subordinated Series 2021-3A Class C
09/16/2030	1.630%	1,504,000	1,426,647
Subordinated Series 2023-1A Class C
07/15/2033	7.710%	5,195,000	5,382,923
Subordinated Series 2023-2A Class C
09/15/2033	7.150%	3,750,000	3,745,693
Subordinated Series 2023-3A Class C
12/15/2033	7.620%	5,000,000	5,040,115
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2023-5A Class C
04/17/2034	7.300%	5,390,000	5,416,546
DataBank Issuer(a)
Series 2021-1A Class A2
02/27/2051	2.060%	2,850,000	2,578,460
Diamond Resorts Owner Trust(a)
Subordinated Series 2021-1A Class D
11/21/2033	3.830%	1,270,612	1,164,135
Discover Card Execution Note Trust
Series 2022-A3 Class A3
07/15/2027	3.560%	4,965,000	4,868,042
Series 2023-A1 Class A
03/15/2028	4.310%	4,612,000	4,542,251
Series 2023-A2 Class A
06/15/2028	4.930%	8,120,000	8,199,586
DLLAA LLC(a)
Series 2023-1A Class A3
02/22/2028	5.640%	2,105,000	2,130,626
DT Auto Owner Trust(a)
Subordinated Series 2021-2A Class C
02/16/2027	1.100%	1,516,748	1,494,883
Exeter Automobile Receivables Trust(a)
Series 2022-3A Class E
01/15/2030	9.090%	7,000,000	6,761,295
Subordinated Series 2023-2A Class E
11/15/2030	9.750%	863,000	870,360
Subordinated Series 2023-4A Class E
02/18/2031	9.570%	2,035,000	2,051,884
Exeter Automobile Receivables Trust
Subordinated Series 2022-2A Class D
07/17/2028	4.560%	6,035,000	5,830,984
Subordinated Series 2022-5A Class D
02/15/2029	7.400%	5,000,000	5,094,791
Subordinated Series 2023-5A Class D
02/15/2030	7.130%	2,934,000	3,012,226
Flagship Credit Auto Trust(a)
Series 2019-4 Class D
01/15/2026	3.120%	3,400,376	3,348,837
Ford Credit Auto Owner Trust(a)
Series 2022-1 Class A
11/15/2034	3.880%	2,835,000	2,736,825
Ford Credit Auto Owner Trust
Series 2022-D Class A4
03/15/2028	5.300%	917,000	923,825
Series 2023-A Class A3
02/15/2028	4.650%	3,954,000	3,938,591
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	89,754	89,000
Series 2020-1A Class A
07/16/2040	3.540%	870,143	846,481
Subordinated Series 2023-2A Class B
06/15/2049	6.970%	4,000,000	4,079,166
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-2 Class D
09/15/2027	1.920%	850,000	803,045
FREED ABS Trust(a)
Subordinated Series 2021-2 Class C
06/19/2028	1.940%	753,770	751,813
Subordinated Series 2021-3FP Class D
11/20/2028	2.370%	2,230,000	2,141,782
Subordinated Series 2022-1FP Class D
03/19/2029	3.350%	4,150,000	3,958,382
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2021-1A Class D
01/15/2027	1.680%	1,200,000	1,159,589
Subordinated Series 2021-1A Class E
01/18/2028	3.140%	7,240,000	6,832,861
Subordinated Series 2021-3A Class D
07/15/2027	1.480%	8,330,000	7,758,455
Subordinated Series 2023-4A Class D
08/15/2029	7.180%	2,835,000	2,907,118
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class D
04/15/2027	1.420%	2,250,000	2,125,590
GM Financial Automobile Leasing Trust
Series 2023-2 Class A4
05/20/2027	5.090%	1,277,000	1,276,675
Series 2023-3 Class A4
08/20/2027	5.440%	812,000	818,000
GM Financial Consumer Automobile Receivables Trust
Series 2022-4 Class A3
08/16/2027	4.820%	1,574,000	1,563,958
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	151,251	138,682
Series 2017-2A Class A
10/15/2053	3.260%	778,040	708,174
Series 2019-2A Class A
04/15/2055	2.760%	1,084,642	928,474
Goodgreen Trust(a),(e),(f)
Series 2017-R1A Class R
10/20/2052	5.000%	427,210	368,811
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	250,357	225,408
Series 2017-1A Class A2
09/20/2047	4.460%	399,148	366,373
Series 2017-3A Class A2
09/20/2048	3.950%	510,332	455,685
Hertz Vehicle Financing III LLC(a)
Series 2023-4A Class A
03/25/2030	6.150%	388,000	401,748
Hertz Vehicle Financing LLC(a)
Series 2022-4A Class A
09/25/2026	3.730%	1,587,000	1,545,214
HGI CRE CLO Ltd.(a),(b)
Series 2022-FL3 Class D
30-day Average SOFR + 3.750% Floor 3.750% 04/20/2037	9.088%	3,998,500	3,933,841
Hyundai Auto Lease Securitization Trust(a)
Series 2023-B Class A4
04/15/2027	5.170%	2,033,000	2,021,074
Series 2023-C Class A4
09/15/2027	5.840%	1,350,000	1,371,281
Hyundai Auto Receivables Trust
Series 2021-C Class A4
12/15/2027	1.030%	1,650,000	1,544,706
Series 2022-A Class A3
10/15/2026	2.220%	2,981,255	2,914,229
Series 2023-A Class A4
07/17/2028	4.480%	1,844,000	1,833,223
Series 2023-B Class A3
04/17/2028	5.480%	1,040,000	1,057,892
Lending Funding Trust(a)
Subordinated Series 2020-2 Class D
04/21/2031	6.770%	6,000,000	5,454,400
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class C
10/15/2028	7.699%	3,708,000	3,710,594
Subordinated Series 2021-A Class C
12/15/2028	2.750%	1,944,707	1,920,391
Subordinated Series 2021-B Class B
02/15/2029	1.680%	21,153	21,096
Lendmark Funding Trust(a)
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	1,625,000	1,401,753
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	5,000,000	4,357,668
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-1A Class D
11/20/2031	5.050%	3,000,000	2,511,506
Subordinated Series 2021-2 Class D
04/20/2032	4.460%	6,000,000	4,830,189
LP LMS Asset Securitization Trust(a),(e),(f)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	7,381,000	7,048,855
LPMS(a),(e),(f)
Series 2021-1A Class B
04/15/2041	3.966%	3,383,824	3,370,288
Mariner Finance Issuance Trust(a)
Series 2019-AA Class B
07/20/2032	3.510%	517,754	516,735
Series 2019-AA Class C
07/20/2032	4.010%	5,560,000	5,475,115
Series 2019-AA Class D
07/20/2032	5.440%	6,000,000	5,838,270
Subordinated Series 2022-AA Class D
10/20/2037	9.100%	3,650,000	3,784,896
Subordinated Series 2022-AA Class E
10/20/2037	10.980%	5,000,000	5,102,634
Subordinated Series 2023-AA Class E
10/22/2035	11.120%	2,400,000	2,400,733
Marlette Funding Trust(a)
Subordinated Series 2023-1A Class C
04/15/2033	7.200%	3,420,000	3,466,338
Mercedes-Benz Auto Receivables Trust
Series 2022-1 Class A4
02/15/2029	5.250%	2,122,000	2,147,895
Series 2023-1 Class A4
04/16/2029	4.310%	1,652,000	1,621,994
Mercury Financial Credit Card Master Trust(a)
Series 2023-1A Class A
09/20/2027	8.040%	5,937,000	6,003,616
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	504,255	495,941
MVW LLC(a)
Subordinated Series 2023-2A Class D
11/20/2040	9.330%	2,401,153	2,447,565
Navient Private Education Loan Trust(a),(b)
Series 2016-AA Class A2B
1-month Term SOFR + 2.264% 12/15/2045	7.626%	1,001,140	1,006,608
Navient Private Education Refi Loan Trust(a)
Series 2018-CA Class A2
06/16/2042	3.520%	30,000	29,726
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-DA Class A2A
12/15/2059	4.000%	1,378,283	1,337,658
Series 2019-A Class A2A
01/15/2043	3.420%	703,164	685,228
Series 2019-CA Class A2
02/15/2068	3.130%	497,679	476,229
Series 2019-D Class A2A
12/15/2059	3.010%	1,636,961	1,539,565
Series 2019-FA Class A2
08/15/2068	2.600%	1,224,256	1,139,291
Series 2020-EA Class A
05/15/2069	1.690%	3,268,886	2,952,381
Series 2020-GA Class A
09/16/2069	1.170%	1,130,891	1,008,347
Series 2021-BA Class A
07/15/2069	0.940%	693,167	596,873
Series 2021-CA Class A
10/15/2069	1.060%	2,695,305	2,320,226
Series 2021-EA Class A
12/16/2069	0.970%	3,771,958	3,240,230
Series 2021-FA Class A
02/18/2070	1.110%	2,367,342	1,997,033
Series 2021-GA Class A
04/15/2070	1.580%	594,757	512,123
Series 2022-A Class A
07/15/2070	2.230%	5,821,635	5,131,627
Navient Student Loan Trust(a)
Series 2021-3A Class A1A
08/25/2070	1.770%	2,583,843	2,257,388
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
90-day Average SOFR + 0.442% Floor 0.180% 10/27/2036	5.776%	594,843	584,086
Series 2004-4 Class A5
90-day Average SOFR + 0.422% Floor 0.160% 01/25/2037	5.756%	1,678,448	1,658,309
Series 2005-1 Class A5
90-day Average SOFR + 0.372% Floor 0.110% 10/25/2033	5.706%	1,972,523	1,936,925
Series 2005-2 Class A5
90-day Average SOFR + 0.362% Floor 0.100% 03/23/2037	5.714%	3,571,670	3,505,847
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005-3 Class A5
90-day Average SOFR + 0.382% Floor 0.120% 12/24/2035	5.734%	3,114,122	3,062,614
Series 2005-4 Class A4
90-day Average SOFR + 0.442% Floor 0.180% 03/22/2032	5.794%	261,416	248,817
Nissan Auto Lease Trust
Series 2023-B Class A4
11/15/2027	5.610%	1,804,000	1,821,135
Nissan Auto Receivables Owner Trust
Series 2022-B Class A4
11/15/2029	4.450%	1,270,000	1,257,618
Octane Receivables Trust(a)
Subordinated Series 2021-1A Class B
04/20/2027	1.530%	700,000	668,871
Subordinated Series 2021-1A Class C
11/20/2028	2.230%	600,000	561,637
Oportun Funding XIV LLC(a)
Series 2021-1 Class A
03/08/2028	1.210%	705,791	675,828
Oportun Issuance Trust(a)
Subordinated Series 2022-A Class C
06/09/2031	7.400%	5,250,000	5,088,518
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class B
11/15/2027	2.130%	1,578,712	1,569,912
PenFed Auto Receivables Owner Trust(a)
Series 2022-A Class A3
04/15/2026	3.960%	1,890,425	1,875,918
Series 2022-A Class A4
12/15/2028	4.180%	948,000	935,079
Regional Management Issuance Trust(a)
Subordinated Series 2021-2 Class D
08/15/2033	4.940%	4,300,000	3,435,377
Renew(a)
Series 2017-1A Class A
09/20/2052	3.670%	195,477	179,399
Renew Financial(a)
Series 2023-1A Class A
11/20/2058	5.900%	2,316,069	2,271,004
Santander Drive Auto Receivables Trust
Series 2022-2 Class A3
10/15/2026	2.980%	1,634,309	1,625,577
Series 2022-3 Class A3
12/15/2026	3.400%	929,503	923,811
Series 2022-4 Class A3
02/16/2027	4.140%	1,969,506	1,954,033
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-5 Class A3
08/17/2026	4.110%	1,299,096	1,292,895
Series 2022-6 Class A3
11/16/2026	4.490%	3,568,758	3,549,107
Series 2022-7 Class A3
04/15/2027	5.750%	1,076,000	1,074,741
Subordinated Series 2023-2 Class C
12/16/2030	5.470%	3,700,000	3,678,108
SART(f)
Series 2017-1 Class X
11/17/2025	4.750%	85,674	85,589
SART(a),(f)
Series 2018-1 Class A
06/15/2025	4.750%	235,449	233,683
SCF Equipment Leasing LLC(a)
Subordinated Series 2021-1A Class F
08/20/2032	5.520%	5,000,000	4,713,920
Subordinated Series 2022-2A Class E
06/20/2035	6.500%	4,484,000	3,975,500
Sierra Timeshare Receivables Funding LLC(a)
Subordinated Series 2020-2A Class D
07/20/2037	6.590%	2,881,097	2,790,119
SMB Private Education Loan Trust(a),(b)
Series 2016-C Class A2B
1-month Term SOFR + 1.214% Floor 1.100% 09/15/2034	6.576%	243,141	243,161
SMB Private Education Loan Trust(a)
Series 2018-A Class A2A
02/15/2036	3.500%	2,876,736	2,793,781
Series 2020-BA Class A1A
07/15/2053	1.290%	753,110	683,509
Series 2020-PTB Class A2A
09/15/2054	1.600%	5,289,355	4,809,050
Series 2021-A Class APT1
01/15/2053	1.070%	3,413,147	2,946,902
Series 2021-B Class A
07/17/2051	1.310%	1,160,154	1,042,410
Series 2021-E Class A1A
02/15/2051	1.680%	2,204,442	1,996,960
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	82,295	79,274
SoFi Professional Loan Program Trust(a)
Series 2020-C Class AFX
02/15/2046	1.950%	227,051	206,685
Series 2021-B Class AFX
02/15/2047	1.140%	1,881,916	1,555,646
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Synchrony Card Funding LLC
Series 2023-A1 Class A
07/15/2029	5.540%	5,652,000	5,743,507
Theorem Funding Trust(a)
Series 2022-2A Class A
12/15/2028	6.060%	1,409,756	1,402,026
T-Mobile US Trust(a)
Series 2022-1A Class A
05/22/2028	4.910%	1,991,000	1,987,121
Toyota Auto Receivables Owner Trust
Series 2022-D Class A4
04/17/2028	5.430%	1,158,000	1,181,380
Series 2023-A Class A4
08/15/2028	4.420%	1,554,000	1,537,330
Series 2023-B Class A3
02/15/2028	4.710%	2,373,000	2,369,852
Series 2023-C Class A3
04/17/2028	5.160%	3,756,000	3,784,459
United Auto Credit Securitization Trust(a)
Series 2022-2 Class E
04/10/2029	10.000%	1,000,000	914,577
Upstart Pass-Through Trust(a)
Series 2021-ST4 Class A
07/20/2027	2.000%	1,293,494	1,233,277
Series 2021-ST8 Class A
10/20/2029	1.750%	974,479	960,000
US Auto Funding(a)
Subordinated Series 2021-1A Class C
05/15/2026	2.200%	5,697,737	5,593,187
US Auto Funding Trust(a)
Subordinated Series 2022-1A Class D
07/15/2027	9.140%	5,000,000	56,651
Verizon Master Trust
Series 2022-2 Class A
07/20/2028	1.530%	1,761,000	1,696,149
Series 2023-2 Class A
04/13/2028	4.890%	1,325,000	1,323,113
Series 2023-4 Class A1A
06/20/2029	5.160%	6,117,000	6,201,517
Verizon Master Trust(c)
Series 2022-4 Class A
11/20/2028	3.400%	3,087,000	3,018,391
Series 2022-6 Class A
01/22/2029	3.670%	2,361,000	2,315,108
Series 2023-1 Class A
01/22/2029	4.490%	3,606,000	3,585,572
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Veros Auto Receivables Trust(a)
Subordinated Series 2021-1 Class B
10/15/2026	1.490%	1,806,556	1,779,968
VM Debt LLC(a),(e),(f)
Series 2019-1 Class A1A
07/18/2027	7.460%	8,998,528	5,129,161
Volkswagen Auto Loan Enhanced Trust
Series 2023-1 Class A3
06/20/2028	5.020%	2,634,000	2,650,811
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	169,367	165,658
Westlake Automobile Receivables Trust(a)
Subordinated Series 2023-4A Class D
07/16/2029	7.190%	4,150,000	4,217,381
World Omni Select Auto Trust
Series 2023-A Class A2A
03/15/2027	5.920%	1,776,484	1,778,291
Total Asset-Backed Securities — Non-Agency (Cost $435,827,460)			418,001,031

Commercial Mortgage-Backed Securities - Agency 5.5%

Fannie Mae Multifamily REMIC Trust(c)
Series 2022-M10 Class A2
01/25/2032	1.938%	7,800,000	6,397,112
Fannie Mae Multifamily REMIC Trust
Series 2022-M1S Class A2
04/25/2032	2.081%	8,700,000	7,270,333
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,358,376
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	724,700
Series K145 Class AM (FHLMC)
06/25/2055	2.580%	8,250,000	7,163,855
Series K146 Class A2 (FHLMC)
06/25/2032	2.920%	5,900,000	5,274,281
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,469,985
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,264,498
Series K081 Class A2
08/25/2028	3.900%	2,245,000	2,199,271
Series W5FX Class AFX
04/25/2028	3.214%	1,256,000	1,191,689
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
12/01/2025	3.765%	3,288,071	3,230,419
07/01/2026	4.450%	2,364,063	2,357,918
12/01/2026	3.240%	1,500,000	1,446,813
01/01/2027	3.710%	2,846,758	2,781,505
02/01/2027	3.340%	1,000,000	969,430
05/01/2027	2.430%	2,267,672	2,119,635
06/01/2027	2.370%	4,550,000	4,246,351
06/01/2027	3.000%	1,914,570	1,826,944
06/01/2028	3.570%	2,766,741	2,674,132
11/01/2028	1.800%	7,300,000	6,461,182
11/01/2028	4.250%	541,710	538,701
02/01/2029	3.740%	1,515,000	1,472,301
10/01/2029	3.121%	2,184,830	2,066,166
02/01/2030	2.570%	2,484,033	2,252,075
02/01/2030	2.920%	2,621,766	2,428,674
02/01/2030	3.550%	1,000,000	945,265
05/01/2030	3.420%	8,841,176	8,364,184
06/01/2030	3.130%	4,812,000	4,462,506
07/01/2030	3.850%	4,347,952	4,215,990
02/01/2031	3.260%	6,236,000	5,759,421
01/01/2032	2.730%	2,486,020	2,215,798
01/01/2032	2.730%	1,825,000	1,612,756
01/01/2032	2.780%	2,117,286	1,893,845
01/01/2032	2.970%	1,540,025	1,395,251
02/01/2032	2.990%	2,856,179	2,587,937
05/01/2032	3.090%	5,565,000	4,999,203
06/01/2032	3.540%	7,921,000	7,370,317
11/01/2032	4.180%	6,605,000	6,455,717
11/01/2032	4.230%	3,939,829	3,869,309
11/01/2032	4.705%	3,400,000	3,454,200
12/01/2032	4.830%	4,717,000	4,828,288
01/01/2033	3.820%	8,874,249	8,456,923
11/01/2033	2.430%	1,313,021	1,115,728
12/01/2033	2.500%	1,616,345	1,372,656
04/01/2035	3.330%	2,339,954	2,114,104
10/01/2035	2.880%	5,000,000	4,102,511
Series 2015-M10 Class A2
04/25/2027	3.092%	7,703,373	7,416,210
Series 2017-M5 Class A2
04/25/2029	3.176%	1,351,547	1,270,648
Series 2017-T1 Class A
06/25/2027	2.898%	2,755,828	2,598,780
Series 2021-M3 Class 1A1
11/25/2033	1.000%	1,830,291	1,761,192
Series 2022-M13 Class A2
06/25/2032	2.593%	11,430,000	9,806,199
Federal National Mortgage Association(c)
06/01/2037	5.888%	348,432	347,049
CMO Series 2014-M3 Class A2
01/25/2024	3.501%	64,095	63,929
CMO Series 2015-M11 Class A2
04/25/2025	2.848%	1,744,553	1,699,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-M12 Class A2
06/25/2027	3.060%	1,541,436	1,479,206
Series 2018-M10 Class A2
07/25/2028	3.357%	2,683,000	2,568,397
Series 2018-M3 Class A2
02/25/2030	3.069%	873,628	817,018
Series 2018-M4 Class A2
03/25/2028	3.064%	1,118,315	1,064,172
Series 2022-M3 Class A2
11/25/2031	1.707%	16,900,000	13,858,387
Series 2023-M8 Class A2
03/25/2033	4.471%	3,685,000	3,692,431
Federal National Mortgage Association(c),(d)
Series 2021-M3 Class X1
11/25/2033	1.922%	34,444,771	2,930,954
Freddie Mac Multiclass Certificates(c),(d)
Series 2021-P011 Class X1
09/25/2045	1.785%	19,892,503	2,378,545
Freddie Mac Multifamily Structured Credit Risk(a),(b)
Series 2021-MN1 Class M2
3-month Term SOFR + 3.750% 01/25/2051	9.087%	1,000,000	954,871
Freddie Mac Multifamily Structured Pass Through Certificates(c)
Series K-150 Class A2
09/25/2032	3.710%	13,100,000	12,408,923
Freddie Mac Multifamily Structured Pass-Through Certificates(c)
Series K-152 Class A2 (FHLMC)
11/25/2032	3.780%	6,000,000	5,710,589
Series K153 Class A2 (FHLMC)
12/25/2032	3.820%	5,800,000	5,531,174
Series K-160 Class A2 (FHLMC)
08/25/2033	4.500%	6,000,000	6,029,009
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K753 Class A2 (FHLMC)
10/25/2030	4.400%	3,515,000	3,499,811
Freddie Mac Multifamily Structured Pass-Through Certificates(c),(d)
Series KL05 Class X1P (FHLMC)
06/25/2029	0.892%	75,000,000	3,164,288
FREMF Mortgage Trust(a),(c)
Subordinated Series 2015-K44 Class B
01/25/2048	3.718%	3,410,000	3,327,476
Subordinated Series 2016-K59 Class B
11/25/2049	3.580%	2,383,000	2,273,719
Subordinated Series 2019-K92 Class B
05/25/2052	4.198%	6,000,000	5,674,282
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month Term SOFR + 0.464% Floor 0.350%, Cap 10.550% 03/20/2063	5.787%	281,944	279,884
CMO Series 2015-H15 Class FJ
1-month Term SOFR + 0.554% Floor 0.440%, Cap 11.000% 06/20/2065	5.877%	1,774,219	1,764,886
CMO Series 2015-H16 Class FG
1-month Term SOFR + 0.554% Floor 0.440%, Cap 11.000% 07/20/2065	5.877%	1,798,814	1,788,395
CMO Series 2015-H16 Class FL
1-month Term SOFR + 0.554% Floor 0.440%, Cap 11.000% 07/20/2065	5.877%	963,252	957,974
CMO Series 2015-H18 Class FA
1-month Term SOFR + 0.564% Floor 0.450%, Cap 11.000% 06/20/2065	5.887%	321,717	320,066
Multifamily Connecticut Avenue Securities Trust(a),(b)
Subordinated Series 2020-01 Class M10
30-day Average SOFR + 3.864% Floor 3.750% 03/25/2050	9.202%	7,985,527	7,697,613
Total Commercial Mortgage-Backed Securities - Agency (Cost $281,606,473)			269,913,512

Commercial Mortgage-Backed Securities - Non-Agency 4.9%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,175,685	2,140,659
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	496,584
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	992,846
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,044,921	1,017,958
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,140,078
Subordinated Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	196,998
Subordinated Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	1,968,143
Subordinated Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	1,818,314
AMSR Trust(a)
Series 2020-SFR5 Class D
11/17/2037	2.180%	3,750,000	3,498,557
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	4,000,000	3,760,016
Subordinated Series 2020-SFR3 Class E1
09/17/2037	2.556%	3,600,000	3,356,915
Subordinated Series 2020-SFR4 Class E2
11/17/2037	2.456%	4,275,000	3,966,068
Subordinated Series 2020-SFR5 Class F
11/17/2037	2.686%	5,000,000	4,644,429
Subordinated Series 2021-SFR2 Class D
08/17/2026	2.278%	4,800,000	4,296,182
Subordinated Series 2021-SFR2 Class E1
08/17/2026	2.477%	5,200,000	4,609,767
Subordinated Series 2021-SFR3 Class E2
10/17/2038	2.427%	3,845,000	3,359,964
Subordinated Series 2022-SFR1 Class F
03/17/2039	6.021%	8,500,000	7,831,941
AMSR Trust(a),(c)
Series 2021-SFR1 Class E1
06/17/2038	2.751%	2,250,000	1,881,886
Series 2021-SFR1 Class E2
06/17/2038	2.900%	2,250,000	1,871,841
AREIT Trust(a),(b)
Series 2021-CRE5 Class C
1-month Term SOFR + 2.364% Floor 2.250% 08/17/2026	7.723%	8,000,000	7,637,027
BBCMS Mortgage Trust
Series 2018-C2 Class ASB
12/15/2051	4.236%	587,025	572,759
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,454,466
Bear Stearns Commercial Mortgage Securities Trust(a),(c),(d)
CMO Series 2007-T26 Class X1
01/12/2045	0.952%	55,192	3
BX Commercial Mortgage Trust(a),(b)
Series 2021-VOLT Class A
1-month Term SOFR + 0.814% Floor 0.700% 09/15/2036	6.176%	6,056,000	5,900,116
Series 2021-XL2 Class A
1-month Term SOFR + 0.803% Floor 0.689% 10/15/2038	6.165%	2,194,096	2,152,822
CFCRE Commercial Mortgage Trust
Series 2017-C8 Class ASB
06/15/2050	3.367%	583,941	569,308
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Commercial Mortgage Trust
Series 2020-GC46 Class A5
02/15/2053	2.717%	6,215,000	5,358,413
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(c),(d)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	177,911	0
COMM Mortgage Trust
Series 2014-UBS4 Class A4
08/10/2047	3.420%	1,611,765	1,587,544
Series 2015-LC23 Class A3
10/10/2048	3.521%	1,501,741	1,463,532
COMM Mortgage Trust(a),(c)
Series 2018-HOME Class A
04/10/2033	3.942%	3,125,000	2,874,436
COMM Mortgage Trust(a)
Series 2020-CBM Class A2
02/10/2037	2.896%	4,000,000	3,837,239
Subordinated Series 2020-CBM Class C
02/10/2037	3.402%	3,480,000	3,287,262
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	1,857,500
Commercial Mortgage Trust
Series 2014-CR19 Class ASB
08/10/2047	3.499%	136,264	135,018
Series 2014-UBS2 Class A5
03/10/2047	3.961%	556,312	555,339
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,123,898
CoreVest American Finance Trust(a)
Series 2019-3 Class A
10/15/2052	2.705%	1,056,574	1,026,412
Subordinated Series 2019-1 Class B
03/15/2052	3.880%	1,564,364	1,556,924
EQUS Mortgage Trust(a),(b)
Series 2021-EQAZ Class A
1-month Term SOFR + 0.864% Floor 0.755% 10/15/2038	6.231%	2,370,952	2,323,518
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	3,600,000	3,355,629
Subordinated Series 2021-SFR1 Class E2
08/17/2038	2.489%	6,000,000	5,288,015
Subordinated Series 2021-SFR1 Class F1
08/17/2038	3.238%	4,800,000	4,215,432
Subordinated Series 2021-SFR2 Class E2
09/17/2038	2.358%	5,600,000	4,923,221
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2022-SFR2 Class E1
07/17/2039	4.500%	6,800,000	6,290,479
Freddie Mac Multifamily Structured Credit Risk(a),(b)
Series 2021-MN1 Class M1
30-day Average SOFR + 3.000% 01/25/2051	7.337%	2,881,179	2,795,337
Series 2021-MN2 Class M2
30-day Average SOFR + 3.350% 07/25/2041	8.687%	7,250,000	6,314,480
Series 2022-MN4 Class M1
30-day Average SOFR + 4.250% 05/25/2052	9.588%	3,915,335	3,898,911
Series 2022-MN4 Class M2
30-day Average SOFR + 6.500% 05/25/2052	11.838%	2,500,000	2,562,809
FREMF Mortgage Trust(a),(c)
Series 2020-K737 Class B
01/25/2053	3.304%	4,000,000	3,753,953
FRTKL(a)
Subordinated CMO Series 2021-SFR1 Class E1
09/17/2038	2.372%	3,709,000	3,245,511
Subordinated CMO Series 2021-SFR1 Class E2
09/17/2038	2.522%	2,781,000	2,428,136
Subordinated Series 2021-SFR1 Class F
09/17/2038	3.171%	4,400,000	3,838,115
GS Mortgage Securities Trust
Series 2015-GC32 Class A3
07/10/2048	3.498%	924,004	894,498
Series 2015-GC32 Class AAB
07/10/2048	3.513%	2,093,259	2,057,353
Series 2020-GSA2 Class A4
12/12/2053	1.721%	3,042,000	2,438,645
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust(a)
Series 2010-1 Class A1
01/25/2051	5.314%	773,425	759,056
Independence Plaza Trust(a)
Series 2018-INDP Class A
07/10/2035	3.763%	2,060,000	1,966,903
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23 Class A4
09/15/2047	3.670%	393,706	388,466
Series 2015-C28 Class A3
10/15/2048	2.912%	1,795,527	1,753,678
KGS-Alpha SBA COOF Trust(a),(c),(d)
CMO Series 2012-2 Class A
08/25/2038	0.044%	645,136	11,980
CMO Series 2013-2 Class A
03/25/2039	1.721%	907,836	28,611
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-2 Class A
04/25/2040	2.389%	170,351	11,031
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,358,512
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month Term SOFR + 1.064% Floor 0.950% 11/15/2038	6.426%	3,665,409	3,594,092
Morgan Stanley Capital I Trust(a),(c),(d)
CMO Series 2006-T21 Class X
10/12/2052	0.061%	1,716,077	6
Morgan Stanley Capital I Trust(c)
Series 2018-L1 Class A4
10/15/2051	4.407%	888,000	855,854
Morgan Stanley Capital I Trust
Series 2020-HR8 Class A3
07/15/2053	1.790%	1,424,000	1,173,129
MRCD MARK Mortgage Trust(a)
Series 2019-PARK Class A
12/15/2036	2.718%	4,000,000	3,480,001
Series 2019-PARK Class D
12/15/2036	2.718%	2,375,000	2,034,557
New Residential Mortgage Loan Trust(a)
Subordinated Series 2022-SFR1 Class E1
02/17/2039	3.550%	7,036,000	6,296,409
Progress Residential Trust(a)
Series 2021-SFR5 Class E1
07/17/2038	2.209%	8,435,000	7,463,042
Series 2021-SFR6 Class E1
07/17/2038	2.425%	5,000,000	4,446,554
Subordinated Series 2021-SFR2 Class E2
04/19/2038	2.647%	4,750,000	4,266,148
Subordinated Series 2021-SFR5 Class E2
07/17/2038	2.359%	4,730,000	4,185,434
Subordinated Series 2021-SFR7 Class E1
08/17/2040	2.591%	2,500,000	2,094,298
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	6,000,000	5,334,424
Subordinated Series 2021-SFR9 Class E2
11/17/2040	3.010%	2,899,000	2,396,964
Subordinated Series 2022-SFR1 Class F
02/17/2041	4.880%	7,000,000	5,993,653
Subordinated Series 2022-SFR3 Class F
04/17/2039	6.600%	5,560,000	5,276,974
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a),(g)
Subordinated Series 2020-SFR2 Class GREG
06/17/2037	0.000%	5,154,026	4,588,333
Progress Residential Trust
Subordinated Series 2022-SFR2 Class E1
04/17/2027	4.550%	3,100,000	2,844,105
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	771,352	684,196
SLG Office Trust(a)
Series 2021-OVA Class A
07/15/2041	2.585%	5,710,000	4,733,238
Starwood Waypoint Homes Trust(f)
Series 2019-STL Class A
10/11/2026	7.250%	2,300,000	2,193,740
Wachovia Bank Commercial Mortgage Trust(a),(c),(d)
CMO Series 2004-C12 Class
07/15/2041	0.722%	446,539	940
CMO Series 2006-C24 Class XC
03/15/2045	0.000%	389,553	4
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-SAVE Class A
1-month Term SOFR + 1.264% Floor 1.150% 02/15/2040	6.626%	1,491,742	1,450,378
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $261,500,675)			241,087,916

Convertible Bonds 0.1%

Banking 0.1%
Banco Santander SA(h),(i)
	9.625%	2,400,000	2,570,762
UBS Group AG(a),(h),(i)
	9.250%	320,000	354,775
	9.250%	315,000	339,411
Total			3,264,948
Total Convertible Bonds (Cost $3,035,000)			3,264,948

Corporate Bonds & Notes 26.3%

Aerospace & Defense 0.4%
Airbus Group SE(a)
04/10/2047	3.950%	150,000	129,257
BAE Systems PLC(a)
02/15/2031	1.900%	417,000	342,943
09/15/2050	3.000%	209,000	147,998
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boeing Co. (The)
02/04/2026	2.196%	3,066,000	2,897,319
05/01/2027	5.040%	495,000	499,582
03/01/2028	3.250%	340,000	319,554
02/01/2035	3.250%	993,000	838,421
02/01/2050	3.750%	1,771,000	1,379,353
05/01/2050	5.805%	4,015,000	4,164,251
L3Harris Technologies, Inc.
07/31/2033	5.400%	400,000	416,163
Lockheed Martin Corp.
05/15/2036	4.500%	400,000	396,125
Northrop Grumman Corp.
05/01/2030	4.400%	1,037,000	1,031,281
Raytheon Technologies Corp.
04/15/2047	4.350%	180,000	157,424
RTX Corp.
03/15/2034	6.100%	2,299,000	2,492,858
03/15/2054	6.400%	1,840,000	2,132,267
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	168,000	183,947
TransDigm, Inc.(a)
03/15/2026	6.250%	295,000	294,650
TransDigm, Inc.
11/15/2027	5.500%	685,000	672,439
United Technologies Corp.
06/01/2042	4.500%	153,000	139,417
05/15/2045	4.150%	199,000	169,814
11/01/2046	3.750%	450,000	357,933
Total			19,162,996
Agencies 0.0%
Crowley Conro LLC
08/15/2043	4.181%	604,013	577,851
Airlines 0.3%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	1,253,767	1,200,405
Series 2017-1 Class A
01/15/2030	3.550%	404,736	350,281
Series 2017-1 Class AA
01/15/2030	3.300%	285,696	256,699
American Airlines Pass-Through Trust
Series 2016-3 Class AA
10/15/2028	3.000%	1,179,103	1,062,526
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,195,833	1,186,149
04/20/2029	5.750%	2,545,000	2,482,445
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
British Airways Pass-Through Trust(a)
Series 2018-1 Class A
09/20/2031	4.125%	426,595	381,717
Series 2018-1 Class AA
09/20/2031	3.800%	306,888	285,973
Series 2019-1 Class AA
12/15/2032	3.300%	548,001	484,843
Continental Airlines Pass-Through Trust
10/29/2024	4.000%	91,006	89,210
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	206,378	183,349
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	2,976,000	2,925,771
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	213,273	183,825
United Airlines Pass-Through Trust
Series 2016-2 Class A
04/07/2030	3.100%	969,869	840,969
United Airlines, Inc.(a)
04/15/2026	4.375%	1,040,000	1,014,333
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	167,635	161,537
03/01/2026	4.600%	190,780	178,589
Series 2016-1 Class AA
07/07/2028	3.100%	546,723	499,311
Series 2016-1 Class B
01/07/2026	3.650%	69,291	64,491
Series 2018-1 Class A
03/01/2030	3.700%	1,363,389	1,194,993
Series 2018-1 Class AA
03/01/2030	3.500%	427,626	387,727
Series 2019-1 Class A
08/25/2031	4.550%	727,970	647,455
Series 2019-1 Class AA
08/25/2031	4.150%	814,193	750,459
Total			16,813,057
Apartment REIT 0.1%
American Homes 4 Rent LP
04/15/2032	3.625%	1,556,000	1,395,150
04/15/2052	4.300%	697,000	565,325
ERP Operating LP
12/01/2028	4.150%	164,000	161,134
Essex Portfolio LP
01/15/2031	1.650%	307,000	243,965
06/15/2031	2.550%	802,000	673,273
03/15/2032	2.650%	295,000	246,848
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Invitation Homes Operating Partnership LP
08/15/2031	2.000%	268,000	213,083
04/15/2032	4.150%	1,549,000	1,427,089
UDR, Inc.
09/01/2026	2.950%	363,000	344,463
01/15/2030	3.200%	188,000	171,076
08/15/2031	3.000%	115,000	101,721
08/01/2032	2.100%	266,000	209,076
Total			5,752,203
Automotive 0.8%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	1,055,000	1,037,362
04/15/2028	7.000%	500,000	518,422
Allison Transmission, Inc.(a)
06/01/2029	5.875%	1,030,000	1,025,998
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	1,370,000	1,374,907
Clarios Global LP(a)
05/15/2025	6.750%	426,000	429,528
Dana, Inc.
06/15/2028	5.625%	695,000	688,845
Ford Motor Credit Co. LLC
01/08/2026	4.389%	1,685,000	1,638,182
08/10/2026	2.700%	1,117,000	1,034,792
01/09/2027	4.271%	201,000	192,953
08/17/2027	4.125%	2,845,000	2,697,066
02/10/2029	2.900%	3,674,000	3,219,781
05/03/2029	5.113%	948,000	922,598
06/17/2031	3.625%	700,000	603,498
General Motors Financial Co., Inc.
04/07/2025	3.800%	195,000	191,084
01/07/2029	5.800%	2,660,000	2,725,032
01/08/2031	2.350%	477,000	394,478
06/10/2031	2.700%	400,000	335,572
01/07/2034	6.100%	887,000	912,141
Goodyear Tire & Rubber Co. (The)
05/31/2025	9.500%	385,000	391,778
07/15/2029	5.000%	455,000	429,462
04/30/2031	5.250%	585,000	535,595
07/15/2031	5.250%	940,000	855,980
Harley-Davidson Financial Services, Inc.(a)
03/10/2028	6.500%	1,353,000	1,403,981
Hyundai Capital America(a)
01/08/2024	0.800%	713,000	711,992
10/15/2025	1.800%	208,000	195,592
01/08/2026	1.300%	2,180,000	2,012,650
03/30/2026	5.500%	924,000	928,856
09/21/2026	5.950%	2,514,000	2,555,389
02/10/2027	3.000%	315,000	294,460
10/15/2027	2.375%	218,000	196,587
01/10/2028	1.800%	331,000	290,342
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/30/2028	5.600%	2,820,000	2,860,662
01/16/2029	6.500%	2,061,000	2,176,709
06/26/2030	5.700%	887,000	907,327
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	556,000	556,276
Total			37,245,877
Banking 7.0%
ABN AMRO Bank NV(a),(i)
10/13/2026	6.575%	500,000	507,723
12/13/2029	2.470%	1,300,000	1,141,730
Subordinated
03/13/2037	3.324%	1,000,000	799,552
AIB Group PLC(a),(i)
04/10/2025	4.263%	655,000	651,586
09/13/2029	6.608%	265,000	279,110
Ally Financial, Inc.
Subordinated
11/20/2025	5.750%	850,000	847,968
American Express Co.
11/04/2026	1.650%	455,000	419,965
American Express Co.(i)
07/28/2027	5.389%	2,691,000	2,722,554
07/27/2029	5.282%	6,208,000	6,332,520
10/30/2031	6.489%	1,346,000	1,459,337
ANZ New Zealand International Ltd.(a)
02/13/2030	2.550%	298,000	259,103
Banco Bilbao Vizcaya Argentaria SA(h),(i)
	9.375%	2,210,000	2,351,197
Banco Bilbao Vizcaya Argentaria SA(i)
Subordinated
11/15/2034	7.883%	1,800,000	1,960,716
Banco Santander SA
03/25/2026	1.849%	400,000	370,519
08/08/2028	5.588%	3,800,000	3,878,360
11/07/2028	6.607%	2,200,000	2,344,009
11/07/2033	6.938%	1,800,000	2,002,332
Banco Santander SA(i)
09/14/2027	1.722%	200,000	181,024
11/07/2027	6.527%	2,200,000	2,277,644
Subordinated
11/22/2032	3.225%	200,000	167,377
Bank of America Corp.(i)
07/22/2027	1.734%	6,086,000	5,574,604
09/15/2027	5.933%	4,851,000	4,948,650
02/04/2028	2.551%	1,545,000	1,431,599
04/24/2028	3.705%	1,800,000	1,719,948
12/20/2028	3.419%	6,685,000	6,293,676
09/15/2029	5.819%	9,615,000	9,925,181
02/13/2031	2.496%	1,689,000	1,451,594
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/23/2031	1.898%	715,000	584,005
04/22/2032	2.687%	1,930,000	1,629,643
02/04/2033	2.972%	2,190,000	1,860,981
04/25/2034	5.288%	6,799,000	6,818,135
09/15/2034	5.872%	4,576,000	4,795,137
06/19/2041	2.676%	4,775,000	3,423,959
Bank of Montreal
09/25/2028	5.717%	1,000,000	1,036,669
Bank of Montreal(i)
Subordinated
12/15/2032	3.803%	199,000	182,950
Bank of New York Mellon Corp. (The)(i)
10/25/2029	6.317%	345,000	366,164
Bank of Nova Scotia (The)
Subordinated
12/16/2025	4.500%	260,000	255,799
Banque Federative du Credit Mutuel SA(a)
01/26/2026	4.935%	320,000	318,686
07/13/2026	5.896%	380,000	387,740
10/04/2026	1.604%	745,000	679,892
07/13/2028	5.790%	1,000,000	1,033,575
Barclays PLC(i)
09/13/2029	6.490%	2,709,000	2,825,423
05/09/2034	6.224%	2,817,000	2,921,505
09/13/2034	6.692%	2,732,000	2,921,064
BNP Paribas SA(a),(i)
06/09/2026	2.219%	289,000	275,916
01/13/2027	1.323%	230,000	212,133
06/12/2029	5.335%	3,634,000	3,685,472
01/20/2033	3.132%	341,000	289,851
12/05/2034	5.894%	4,985,000	5,213,167
BPCE SA(a)
01/20/2026	1.000%	401,000	369,428
07/19/2027	4.750%	250,000	246,901
01/18/2028	5.125%	2,950,000	2,945,894
BPCE SA(a),(i)
10/06/2026	1.652%	284,000	264,353
10/19/2027	6.612%	3,269,000	3,364,272
10/19/2029	6.714%	2,960,000	3,118,062
01/20/2032	2.277%	855,000	683,988
10/19/2034	7.003%	2,820,000	3,059,426
Subordinated
10/19/2032	3.116%	2,390,000	1,946,882
BPCE SA
12/02/2026	3.375%	350,000	338,414
CaixaBank SA(a),(i)
09/13/2027	6.684%	530,000	543,261
Canadian Imperial Bank of Commerce
10/03/2033	6.092%	2,695,000	2,876,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Financial Corp.(i)
10/29/2027	7.149%	2,242,000	2,328,097
11/02/2027	1.878%	450,000	404,634
10/30/2031	7.624%	2,242,000	2,459,783
Citibank, NA
09/29/2028	5.803%	4,510,000	4,709,051
Citigroup, Inc.(h),(i)
	4.000%	1,197,000	1,102,869
Citigroup, Inc.(i)
04/24/2025	3.352%	220,000	218,374
04/08/2026	3.106%	682,000	663,128
09/29/2026	5.610%	1,511,000	1,522,016
02/24/2028	3.070%	690,000	650,234
07/24/2028	3.668%	1,140,000	1,086,846
04/23/2029	4.075%	170,000	163,761
03/20/2030	3.980%	1,300,000	1,233,359
01/29/2031	2.666%	682,000	591,997
11/03/2032	2.520%	2,275,000	1,877,477
11/17/2033	6.270%	2,550,000	2,729,399
01/24/2039	3.878%	1,735,000	1,497,973
Subordinated
05/25/2034	6.174%	2,122,000	2,200,859
Citigroup, Inc.
12/01/2025	7.000%	261,000	268,635
10/21/2026	3.200%	551,000	525,748
01/15/2028	6.625%	215,000	232,574
Cooperatieve Rabobank UA(a),(i)
02/28/2029	5.564%	6,286,000	6,376,113
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	289,000	283,803
07/21/2026	3.750%	356,000	341,252
Credit Agricole SA(a),(i)
06/16/2026	1.907%	385,000	365,404
01/26/2027	1.247%	1,790,000	1,647,697
10/03/2029	6.316%	1,065,000	1,116,784
Credit Agricole SA(a)
07/05/2026	5.589%	250,000	254,510
07/12/2028	5.301%	2,750,000	2,809,266
Subordinated
01/14/2030	3.250%	685,000	603,373
Credit Suisse AG
04/09/2025	2.950%	315,000	305,222
08/07/2026	1.250%	250,000	226,772
Credit Suisse Group AG(a),(i)
09/11/2025	2.593%	263,000	257,318
06/05/2026	2.193%	280,000	266,434
02/02/2027	1.305%	2,220,000	2,034,088
01/12/2029	3.869%	250,000	235,813
04/01/2031	4.194%	1,440,000	1,342,224
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Group AG(a)
01/09/2028	4.282%	2,059,000	1,990,704
Danske Bank A/S(a),(i)
12/20/2025	3.244%	500,000	487,004
Deutsche Bank AG(i)
07/13/2027	7.146%	420,000	436,275
01/07/2028	2.552%	250,000	229,597
01/18/2029	6.720%	210,000	219,941
Subordinated
01/07/2033	3.742%	3,562,000	2,924,012
DNB Bank ASA(a),(i)
03/30/2028	1.605%	685,000	611,228
Federation des Caisses Desjardins du Quebec(a)
08/23/2025	4.400%	315,000	310,973
Goldman Sachs Group Inc. (The)(i)
08/10/2026	5.798%	300,000	303,072
Goldman Sachs Group, Inc. (The)(i)
09/29/2025	3.272%	302,000	296,920
03/09/2027	1.431%	2,635,000	2,429,060
02/24/2028	2.640%	1,700,000	1,576,072
03/15/2028	3.615%	770,000	737,819
06/05/2028	3.691%	1,301,000	1,243,811
10/24/2029	6.484%	3,705,000	3,931,901
04/22/2032	2.615%	2,705,000	2,270,537
02/24/2033	3.102%	4,340,000	3,727,226
02/24/2043	3.436%	200,000	156,534
Goldman Sachs Group, Inc. (The)
11/16/2026	3.500%	307,000	295,774
01/26/2027	3.850%	723,000	703,799
02/07/2030	2.600%	546,000	479,616
Subordinated
10/21/2025	4.250%	181,000	177,675
HSBC Holdings PLC(i)
08/14/2027	5.887%	1,855,000	1,881,204
11/22/2027	2.251%	575,000	527,886
03/13/2028	4.041%	343,000	330,532
08/11/2028	5.210%	2,050,000	2,049,220
09/22/2028	2.013%	2,500,000	2,225,491
11/03/2028	7.390%	555,000	594,667
06/19/2029	4.583%	664,000	644,305
08/17/2029	2.206%	1,330,000	1,161,081
05/22/2030	3.973%	2,242,000	2,095,100
08/18/2031	2.357%	484,000	401,733
05/24/2032	2.804%	3,240,000	2,704,086
11/22/2032	2.871%	1,830,000	1,522,962
03/09/2034	6.254%	1,835,000	1,943,940
Subordinated
11/13/2034	7.399%	2,246,000	2,465,876
ING Groep NV(i)
09/11/2027	6.083%	2,711,000	2,767,280
09/11/2034	6.114%	1,866,000	1,962,328
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intesa Sanpaolo SpA(a)
11/28/2033	7.200%	1,640,000	1,750,258
Intesa Sanpaolo SpA(a),(i)
Subordinated
06/01/2042	4.950%	2,956,000	2,109,712
KeyBank NA
01/26/2033	5.000%	1,303,000	1,217,502
Lloyds Banking Group PLC(i)
03/18/2026	3.511%	290,000	283,121
05/11/2027	1.627%	356,000	326,301
Lloyds Banking Group PLC
03/22/2028	4.375%	392,000	383,361
Subordinated
12/10/2025	4.582%	300,000	293,865
M&T Bank Corp.(i)
10/30/2029	7.413%	1,838,000	1,979,542
Macquarie Bank Ltd.(a),(i)
Subordinated
03/03/2036	3.052%	280,000	226,706
Macquarie Group Ltd.(a),(i)
01/12/2027	1.340%	196,000	180,049
01/15/2030	5.033%	390,000	385,581
Mitsubishi UFJ Financial Group, Inc.(i)
07/20/2027	1.538%	420,000	383,877
Mitsubishi UFJ Financial Group, Inc.
07/17/2030	2.048%	549,000	460,913
07/18/2039	3.751%	242,000	212,094
Mizuho Financial Group, Inc.(i)
05/25/2026	2.226%	392,000	374,615
05/22/2027	1.234%	385,000	350,827
09/13/2030	2.869%	219,000	193,713
Morgan Stanley(i)
04/28/2026	2.188%	1,680,000	1,613,497
07/22/2028	3.591%	889,000	848,460
01/24/2029	3.772%	333,000	317,521
02/01/2029	5.123%	1,885,000	1,892,545
04/20/2029	5.164%	2,085,000	2,094,733
07/20/2029	5.449%	2,669,000	2,719,508
01/23/2030	4.431%	527,000	513,362
02/13/2032	1.794%	4,653,000	3,712,686
04/28/2032	1.928%	5,000,000	4,017,462
01/21/2033	2.943%	291,000	247,336
10/18/2033	6.342%	3,081,000	3,318,762
04/21/2034	5.250%	2,703,000	2,700,209
07/21/2034	5.424%	860,000	872,028
11/01/2034	6.627%	1,525,000	1,689,607
04/22/2039	4.457%	215,000	198,224
Subordinated
01/19/2038	5.948%	515,000	521,479
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley
01/27/2045	4.300%	170,000	153,532
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	750,000	611,647
National Australia Bank Ltd.(a),(i)
Subordinated
08/02/2034	3.933%	935,000	847,639
Nationwide Building Society(a)
08/28/2025	1.000%	203,000	189,429
Nationwide Building Society(a),(i)
10/18/2027	6.557%	410,000	424,291
NatWest Group PLC(i)
11/10/2026	7.472%	855,000	884,778
09/13/2029	5.808%	580,000	595,223
NatWest Markets PLC(a)
09/29/2026	1.600%	1,530,000	1,398,325
Nordea Bank Abp(a)
09/22/2027	5.375%	200,000	203,384
Northern Trust Corp.(i)
Subordinated
05/08/2032	3.375%	231,000	213,653
PNC Financial Services Group, Inc. (The)(i)
10/20/2034	6.875%	1,640,000	1,821,249
Royal Bank of Scotland Group PLC(i)
03/22/2025	4.269%	340,000	338,790
05/08/2030	4.445%	208,000	198,998
Subordinated
11/01/2029	3.754%	273,000	266,270
Royal Bank of Scotland Group PLC
04/05/2026	4.800%	375,000	371,853
Santander Holdings USA, Inc.(i)
11/09/2031	7.660%	2,228,000	2,411,806
Santander UK Group Holdings PLC(i)
06/14/2027	1.673%	2,071,000	1,885,116
01/11/2028	2.469%	420,000	382,782
01/10/2029	6.534%	1,470,000	1,522,813
Societe Generale SA(a),(i)
12/14/2026	1.488%	2,401,000	2,210,416
01/12/2027	6.447%	600,000	610,079
01/19/2028	2.797%	1,910,000	1,766,882
01/10/2029	6.446%	600,000	621,254
06/09/2032	2.889%	1,240,000	1,022,745
Societe Generale SA(a)
01/22/2030	3.000%	354,000	307,614
Subordinated
04/14/2025	4.250%	307,000	299,942
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SouthTrust Bank
Subordinated
05/15/2025	7.690%	250,000	254,017
Standard Chartered PLC(a),(i)
01/30/2026	2.819%	494,000	477,814
01/14/2027	1.456%	460,000	421,726
11/16/2028	7.767%	1,600,000	1,726,706
01/09/2029	6.301%	3,528,000	3,620,510
02/08/2030	7.018%	607,000	641,563
Subordinated
03/15/2033	4.866%	239,000	224,872
Sumitomo Mitsui Financial Group, Inc.
07/14/2026	2.632%	201,000	190,577
10/19/2026	3.010%	297,000	282,877
01/13/2028	5.520%	310,000	317,352
07/16/2029	3.040%	769,000	702,287
01/13/2030	5.710%	310,000	322,124
SunTrust Bank
Subordinated
05/15/2026	3.300%	200,000	190,771
SunTrust Banks, Inc.
05/01/2025	4.000%	191,000	187,726
Svenska Handelsbanken AB(a)
06/15/2028	5.500%	2,040,000	2,072,797
Swedbank AB(a)
09/12/2026	6.136%	550,000	561,439
Toronto-Dominion Bank (The)
07/17/2026	5.532%	905,000	922,364
07/17/2028	5.523%	340,000	350,052
Truist Financial Corp.(i)
10/30/2029	7.161%	4,295,000	4,634,736
01/26/2034	5.122%	1,131,000	1,095,079
UBS AG
09/11/2028	5.650%	2,090,000	2,167,897
UBS Group AG(a),(i)
08/10/2027	1.494%	1,884,000	1,702,614
05/12/2028	4.751%	1,880,000	1,849,821
08/13/2030	3.126%	4,530,000	4,043,297
08/05/2033	4.988%	914,000	881,057
09/22/2034	6.301%	1,408,000	1,488,361
UBS Group AG
05/15/2045	4.875%	905,000	862,161
UniCredit SpA(a),(i)
09/22/2026	2.569%	1,095,000	1,030,298
Wells Fargo & Co.(i)
02/11/2026	2.164%	273,000	262,885
04/25/2026	3.908%	855,000	838,426
07/25/2029	5.574%	897,000	915,760
10/23/2029	6.303%	5,970,000	6,297,789
02/11/2031	2.572%	2,845,000	2,459,907
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/25/2033	4.897%	6,243,000	6,085,772
04/24/2034	5.389%	1,310,000	1,314,671
07/25/2034	5.557%	1,670,000	1,701,823
10/23/2034	6.491%	5,190,000	5,652,375
04/30/2041	3.068%	2,187,000	1,653,502
04/25/2053	4.611%	895,000	808,898
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	265,000	259,124
06/14/2046	4.400%	238,000	200,075
Westpac Banking Corp.(i)
Subordinated
02/04/2030	2.894%	556,000	535,801
11/23/2031	4.322%	205,000	197,175
Total			341,881,831
Brokerage/Asset Managers/Exchanges 0.1%
Brookfield Finance LLC
04/15/2050	3.450%	211,000	146,874
Brookfield Finance, Inc.
03/29/2029	4.850%	385,000	383,027
09/20/2047	4.700%	76,000	66,309
Charles Schwab Corp. (The)(i)
08/24/2034	6.136%	1,793,000	1,893,502
LSEGA Financing PLC(a)
04/06/2028	2.000%	721,000	644,189
Nomura Holdings, Inc.
07/16/2030	2.679%	290,000	247,058
Total			3,380,959
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	885,000	839,710
Builders FirstSource, Inc.(a)
02/01/2032	4.250%	1,280,000	1,155,267
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	296,856
JELD-WEN, Inc.(a)
12/15/2027	4.875%	550,000	527,317
Knife River Corp.(a)
05/01/2031	7.750%	480,000	510,976
Masco Corp.
10/01/2030	2.000%	400,000	330,732
08/15/2032	6.500%	184,000	196,998
PGT Innovations, Inc.(a)
10/01/2029	4.375%	785,000	783,645
SRS Distribution, Inc.(a)
07/01/2028	4.625%	630,000	600,070
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Industries, Inc.(a)
01/15/2028	4.750%	1,805,000	1,738,312
07/15/2030	4.375%	1,025,000	940,460
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	1,020,000	989,334
Total			8,909,677
Cable and Satellite 1.0%
Altice Financing SA(a)
01/15/2028	5.000%	600,000	545,589
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	4,990,000	4,721,812
03/01/2030	4.750%	5,270,000	4,820,697
02/01/2031	4.250%	1,160,000	1,013,428
Charter Communications Operating LLC/Capital
11/10/2026	6.150%	1,856,000	1,898,432
02/01/2034	6.650%	1,640,000	1,732,692
04/01/2038	5.375%	286,000	258,591
06/01/2041	3.500%	466,000	329,465
03/01/2042	3.500%	4,690,000	3,273,817
03/01/2050	4.800%	392,000	305,107
04/01/2051	3.700%	430,000	280,050
06/01/2052	3.900%	970,000	652,971
Comcast Corp.
11/15/2027	5.350%	1,782,000	1,842,260
08/15/2034	4.200%	400,000	382,283
03/01/2038	3.900%	1,120,000	1,002,067
11/01/2039	3.250%	218,000	177,089
04/01/2040	3.750%	259,000	222,838
11/01/2049	3.999%	170,000	142,262
02/01/2050	3.450%	181,000	139,166
11/01/2051	2.887%	486,000	329,123
11/01/2052	4.049%	1,016,000	857,836
05/15/2053	5.350%	3,620,000	3,754,516
11/01/2056	2.937%	3,865,000	2,547,687
11/01/2063	2.987%	1,293,000	835,483
Cox Communications, Inc.(a)
10/01/2030	1.800%	402,000	327,095
10/01/2050	2.950%	290,000	186,343
CSC Holdings LLC
06/01/2024	5.250%	970,000	950,764
CSC Holdings LLC(a)
02/01/2029	6.500%	2,847,000	2,531,066
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	1,315,000	1,234,776
DISH DBS Corp.
11/15/2024	5.875%	2,105,000	1,983,262
DISH Network Corp.(a)
11/15/2027	11.750%	1,000,000	1,043,164
Hughes Satellite Systems Corp.
08/01/2026	6.625%	1,185,000	934,027
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	1,140,000	1,091,136
Sirius XM Radio, Inc.(a)
08/01/2027	5.000%	1,855,000	1,796,999
07/15/2028	4.000%	1,160,000	1,075,413
07/01/2029	5.500%	1,235,000	1,196,879
Time Warner Cable LLC
05/01/2037	6.550%	205,000	202,121
06/15/2039	6.750%	477,000	474,845
Videotron Ltd.(a)
04/15/2027	5.125%	690,000	680,963
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	910,000	877,562
Total			48,651,676
Chemicals 0.2%
Avient Corp.(a)
08/01/2030	7.125%	810,000	839,953
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	935,000	907,835
Braskem Idesa SAPI(a)
02/20/2032	6.990%	247,000	139,075
Celanese US Holdings LLC
11/15/2033	6.700%	1,780,000	1,934,921
Chemours Co. (The)(a)
11/15/2028	5.750%	1,190,000	1,133,715
CVR Partners LP/Nitrogen Finance Corp.(a)
06/15/2028	6.125%	820,000	776,143
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,205,000	1,111,424
LYB International Finance III LLC
10/01/2025	1.250%	368,000	343,842
Nutrien Ltd.
04/01/2029	4.200%	155,000	152,438
03/15/2035	4.125%	239,000	221,484
04/01/2049	5.000%	220,000	209,252
Trinseo Materials Operating SCA/Finance, Inc.(a)
09/01/2025	5.375%	272,000	231,735
Union Carbide Corp.
10/01/2096	7.750%	920,000	1,182,941
Total			9,184,758
Construction Machinery 0.2%
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,020,000	1,008,044
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Capital Corp.
09/08/2026	5.150%	3,135,000	3,193,568
09/15/2027	4.150%	1,773,000	1,761,644
07/14/2028	4.950%	717,000	734,864
Terex Corp.(a)
05/15/2029	5.000%	520,000	493,875
United Rentals North America, Inc.
01/15/2028	4.875%	1,605,000	1,567,638
01/15/2030	5.250%	765,000	754,911
02/15/2031	3.875%	355,000	322,642
Total			9,837,186
Consumer Cyclical Services 0.1%
ADT Security Corp. (The)(a)
07/15/2032	4.875%	580,000	538,156
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	920,000	843,805
06/01/2028	4.625%	235,000	215,090
Arches Buyer, Inc.(a)
06/01/2028	4.250%	790,000	715,612
Ford Foundation (The)
06/01/2070	2.815%	440,000	281,354
Garda World Security Corp(a)
02/15/2027	4.625%	1,050,000	1,009,029
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	1,425,000	1,431,355
Service Corp. International
06/01/2029	5.125%	980,000	965,166
Staples, Inc.(a)
04/15/2026	7.500%	1,140,000	1,063,509
Total			7,063,076
Consumer Products 0.3%
ACCO Brands Corp.(a)
03/15/2029	4.250%	1,285,000	1,160,505
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	800,000	793,587
Central Garden & Pet Co.
10/15/2030	4.125%	840,000	764,419
Edgewell Personal Care Co.(a)
06/01/2028	5.500%	1,055,000	1,031,730
Energizer Holdings, Inc.(a)
06/15/2028	4.750%	1,330,000	1,237,282
Kenvue, Inc.
03/22/2028	5.050%	1,803,000	1,847,361
03/22/2053	5.050%	1,155,000	1,195,000
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	328,311
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.
09/15/2029	6.625%	1,080,000	1,076,706
Newell, Inc.
04/01/2026	5.200%	1,535,000	1,511,434
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	1,635,000	1,463,060
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	1,130,000	1,081,553
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,370,000	1,242,200
Valvoline, Inc.(a)
02/15/2030	4.250%	460,000	457,483
Total			15,190,631
Diversified Manufacturing 0.2%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	705,000	654,275
Carrier Global Corp.(a)
03/15/2034	5.900%	1,780,000	1,926,589
03/15/2054	6.200%	623,000	722,339
Chart Industries, Inc.(a)
01/01/2030	7.500%	940,000	983,872
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	1,185,000	1,217,041
Griffon Corp.
03/01/2028	5.750%	1,440,000	1,415,610
Madison IAQ LLC(a)
06/30/2028	4.125%	1,365,000	1,245,072
TriMas Corp.(a)
04/15/2029	4.125%	725,000	653,901
Trinity Industries, Inc.
10/01/2024	4.550%	450,000	443,904
Veralto Corp.(a)
09/18/2026	5.500%	840,000	853,998
WESCO Distribution, Inc.(a)
06/15/2028	7.250%	1,010,000	1,037,868
WW Grainger, Inc.
06/15/2045	4.600%	200,000	193,059
Xylem, Inc.
01/30/2031	2.250%	176,000	150,859
Total			11,498,387
Electric 2.1%
AEP Transmission Co. LLC
09/15/2049	3.150%	440,000	315,170
08/15/2051	2.750%	600,000	389,450
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alabama Power Co.
02/15/2033	5.700%	159,000	165,078
05/15/2038	6.125%	70,000	75,222
07/15/2051	3.125%	360,000	257,376
Ameren Illinois Co.
06/01/2033	4.950%	1,140,000	1,153,782
American Transmission Systems, Inc.(a)
01/15/2032	2.650%	562,000	476,011
Baltimore Gas and Electric Co.
06/15/2031	2.250%	1,206,000	1,029,036
08/15/2046	3.500%	376,000	289,695
06/01/2053	5.400%	1,351,000	1,398,734
Berkshire Hathaway Energy Co.
05/01/2053	4.600%	197,000	175,819
Calpine Corp.(a)
06/01/2026	5.250%	360,000	355,192
02/15/2028	4.500%	640,000	608,913
CenterPoint Energy Houston Electric LLC
10/01/2028	5.200%	1,348,000	1,390,395
03/01/2052	3.600%	890,000	706,901
Commonwealth Edison Co.
06/15/2046	3.650%	243,000	192,315
Connecticut Light & Power Co. (The)
04/01/2048	4.000%	236,000	201,412
Consolidated Edison Co. of New York, Inc.
03/01/2033	5.200%	473,000	489,654
03/15/2034	5.500%	2,222,000	2,335,564
12/01/2051	3.200%	265,000	188,202
11/15/2053	5.900%	889,000	980,963
Constellation Energy Generation LLC
03/01/2033	5.800%	840,000	884,677
10/01/2053	6.500%	970,000	1,096,091
Consumers Energy Co.
05/15/2033	4.625%	720,000	719,389
05/01/2060	2.500%	733,000	449,653
08/31/2064	4.350%	186,000	155,427
DTE Electric Co.
06/15/2042	3.950%	364,000	302,184
04/01/2043	4.000%	775,000	663,732
03/01/2050	2.950%	1,407,000	987,307
03/01/2052	3.650%	644,000	508,739
Duke Energy Carolinas LLC
12/01/2028	6.000%	205,000	216,457
04/15/2031	2.550%	820,000	712,868
03/15/2032	2.850%	1,497,000	1,308,127
01/15/2033	4.950%	1,343,000	1,368,935
12/15/2041	4.250%	313,000	277,178
03/15/2052	3.550%	1,090,000	835,590
01/15/2053	5.350%	1,807,000	1,854,432
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
06/15/2031	2.550%	1,341,000	1,144,372
09/15/2033	5.750%	719,000	761,600
06/15/2051	3.500%	249,000	183,240
Duke Energy Florida LLC
12/15/2031	2.400%	1,202,000	1,016,045
Duke Energy Indiana LLC
05/15/2046	3.750%	188,000	150,225
04/01/2050	2.750%	1,905,000	1,234,709
04/01/2053	5.400%	175,000	178,407
Duke Energy Ohio, Inc.
04/01/2033	5.250%	1,681,000	1,733,811
02/01/2049	4.300%	295,000	251,116
Duke Energy Progress LLC
03/15/2033	5.250%	897,000	927,036
04/01/2035	5.700%	300,000	311,962
10/15/2046	3.700%	323,000	253,043
09/15/2047	3.600%	300,000	231,218
08/15/2050	2.500%	1,216,000	765,812
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	700,000	652,900
10/01/2030	2.532%	373,000	310,455
Edison International
11/15/2028	5.250%	250,000	251,706
Emera US Finance LP
06/15/2046	4.750%	600,000	494,378
Enel Chile SA
06/12/2028	4.875%	149,000	146,662
Enel Finance International NV(a)
04/06/2028	3.500%	335,000	314,024
07/12/2031	2.250%	1,764,000	1,433,098
Entergy Arkansas LLC
01/15/2033	5.150%	1,808,000	1,843,956
06/15/2051	2.650%	1,400,000	882,175
Entergy Louisiana LLC
06/01/2031	3.050%	161,000	142,227
03/15/2051	2.900%	880,000	587,332
Entergy Texas, Inc.
03/15/2031	1.750%	1,609,000	1,315,159
Eversource Energy
07/01/2027	4.600%	232,000	230,240
Exelon Generation Co. LLC
06/15/2042	5.600%	1,590,000	1,590,765
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	580,000	502,036
Florida Power & Light Co.
09/01/2035	5.400%	205,000	209,572
Fortis, Inc.
10/04/2026	3.055%	211,000	200,341
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ITC Holdings Corp.(a)
09/22/2027	4.950%	428,000	429,712
05/14/2030	2.950%	530,000	466,771
06/01/2033	5.400%	700,000	715,866
Jersey Central Power & Light Co.(a)
01/15/2026	4.300%	260,000	254,462
03/01/2032	2.750%	1,324,000	1,122,859
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	158,153
Kansas City Power & Light Co.
10/01/2041	5.300%	256,000	253,448
06/15/2047	4.200%	400,000	338,476
Metropolitan Edison Co.(a)
04/01/2028	5.200%	1,356,000	1,366,040
01/15/2029	4.300%	1,417,000	1,372,070
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	638,884
08/01/2052	2.700%	1,045,000	675,596
Mid-Atlantic Interstate Transmission LLC(a)
05/15/2028	4.100%	1,545,000	1,494,011
Mississippi Power Co.
03/15/2042	4.250%	614,000	524,656
07/30/2051	3.100%	1,445,000	979,265
Nevada Power Co.
04/01/2036	6.650%	225,000	247,539
09/15/2040	5.375%	546,000	541,110
New England Power Co.(a)
12/05/2047	3.800%	168,000	132,539
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	257,000	234,429
Northern States Power Co.
06/01/2052	4.500%	440,000	405,939
NRG Energy, Inc.(a)
12/02/2025	2.000%	293,000	274,112
12/02/2027	2.450%	327,000	294,269
06/15/2029	4.450%	199,000	187,939
06/15/2029	5.250%	1,505,000	1,462,723
NRG Energy, Inc.
01/15/2027	6.625%	107,000	107,616
01/15/2028	5.750%	920,000	916,541
NSTAR Electric Co.
06/01/2051	3.100%	743,000	525,952
Ohio Power Co.
10/01/2051	2.900%	695,000	472,007
Pacific Gas and Electric Co.
07/01/2025	3.450%	690,000	668,506
03/01/2026	2.950%	1,295,000	1,226,960
08/01/2027	2.100%	645,000	581,679
01/15/2029	6.100%	175,000	180,991
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2033	6.400%	1,430,000	1,505,731
07/01/2040	4.500%	415,000	350,570
06/01/2041	4.200%	700,000	560,625
04/15/2042	4.450%	2,609,000	2,093,528
08/15/2042	3.750%	183,000	134,863
02/15/2044	4.750%	405,000	338,451
12/01/2047	3.950%	2,745,000	2,017,835
07/01/2050	4.950%	3,854,000	3,305,067
01/15/2053	6.750%	20,000	21,812
PacifiCorp
02/15/2050	4.150%	887,000	720,089
05/15/2054	5.500%	399,000	391,961
PECO Energy Co.
06/15/2050	2.800%	490,000	334,481
09/15/2051	2.850%	1,454,000	974,327
Pennsylvania Electric Co.(a)
03/30/2026	5.150%	904,000	902,280
03/15/2028	3.250%	1,317,000	1,226,173
PG&E Corp.
07/01/2028	5.000%	816,000	793,611
07/01/2030	5.250%	610,000	591,098
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	206,148
03/15/2043	4.150%	250,000	222,920
PPL Electric Utilities Corp.
05/15/2053	5.250%	220,000	227,179
Public Service Co. of Colorado
01/15/2051	2.700%	505,000	319,648
04/01/2053	5.250%	386,000	384,973
Public Service Co. of Oklahoma
08/15/2051	3.150%	815,000	560,215
Public Service Electric and Gas Co.
08/15/2031	1.900%	2,071,000	1,697,720
05/01/2050	2.700%	564,000	387,296
08/01/2050	2.050%	334,000	194,997
Public Service Enterprise Group, Inc.
10/15/2028	5.875%	2,698,000	2,831,438
10/15/2033	6.125%	1,081,000	1,162,519
Puget Sound Energy, Inc.
09/15/2051	2.893%	800,000	536,018
San Diego Gas & Electric Co.
08/15/2028	4.950%	640,000	653,314
08/15/2051	2.950%	535,000	375,215
Southern California Edison Co.
03/01/2028	3.650%	200,000	191,767
03/01/2028	5.300%	2,305,000	2,367,959
01/15/2036	5.550%	130,000	132,003
02/01/2038	5.950%	210,000	220,318
03/01/2048	4.125%	908,000	765,612
12/01/2053	5.875%	1,066,000	1,150,901
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Power Co.
09/15/2041	5.150%	398,000	375,689
Southwestern Electric Power Co.
04/01/2033	5.300%	370,000	370,665
04/01/2045	3.900%	428,000	330,326
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	300,378
Toledo Edison Co. (The)
05/15/2037	6.150%	205,000	221,296
Tucson Electric Power Co.
04/15/2053	5.500%	410,000	417,446
Union Electric Co.
04/01/2052	3.900%	230,000	190,044
Virginia Electric and Power Co.
11/15/2051	2.950%	1,206,000	823,522
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,860,000	1,839,133
07/31/2027	5.000%	690,000	671,873
10/15/2031	7.750%	370,000	384,364
Xcel Energy, Inc.
09/15/2041	4.800%	90,000	80,456
Total			101,872,266
Environmental 0.1%
GFL Environmental, Inc.(a)
08/01/2025	3.750%	245,000	239,112
08/01/2028	4.000%	980,000	904,289
06/15/2029	4.750%	365,000	344,137
01/15/2031	6.750%	450,000	463,631
Republic Services, Inc.
02/15/2031	1.450%	378,000	307,435
04/01/2034	5.000%	1,355,000	1,387,549
Stericycle, Inc.(a)
01/15/2029	3.875%	305,000	277,886
Waste Management, Inc.
02/15/2034	4.875%	1,761,000	1,796,990
Total			5,721,029
Finance Companies 0.3%
AerCap Ireland Capital DAC/Global Aviation Trust
07/15/2025	6.500%	438,000	444,517
10/29/2026	2.450%	940,000	870,735
10/29/2028	3.000%	235,000	214,531
01/30/2032	3.300%	225,000	195,940
Air Lease Corp.
03/01/2025	3.250%	220,000	214,239
07/01/2025	3.375%	515,000	498,787
10/01/2029	3.250%	225,000	203,517
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aviation Capital Group LLC(a)
12/15/2024	5.500%	417,000	414,670
08/01/2025	4.125%	505,000	490,120
Avolon Holdings Funding Ltd.(a)
02/15/2025	2.875%	739,000	713,636
01/15/2026	5.500%	1,620,000	1,609,194
02/21/2026	2.125%	730,000	677,013
04/15/2026	4.250%	830,000	802,756
05/01/2026	4.375%	269,000	260,736
11/18/2027	2.528%	2,445,000	2,168,686
05/04/2028	6.375%	185,000	188,750
Mitsubishi HC Finance America LLC(a)
09/12/2028	5.807%	500,000	516,286
Nationstar Mortgage Holdings, Inc.(a)
01/15/2027	6.000%	1,210,000	1,201,287
OneMain Finance Corp.
01/15/2027	3.500%	545,000	505,659
Park Aerospace Holdings Ltd.(a)
02/15/2024	5.500%	38,000	37,941
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	1,705,000	1,547,481
Springleaf Finance Corp.
03/15/2026	7.125%	1,900,000	1,936,154
Total			15,712,635
Food and Beverage 0.5%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	4,622,000	4,612,937
02/01/2046	4.900%	203,000	200,283
Anheuser-Busch InBev Finance, Inc.
02/01/2044	4.625%	30,000	28,579
Anheuser-Busch InBev Worldwide, Inc.
04/15/2038	4.375%	1,166,000	1,107,630
06/01/2040	4.350%	505,000	472,554
01/23/2059	5.800%	672,000	753,779
Bunge Ltd. Finance Corp.
08/17/2025	1.630%	930,000	878,895
Campbell Soup Co.
04/24/2030	2.375%	205,000	177,726
04/24/2050	3.125%	249,000	171,943
Cargill, Inc.(a)
11/01/2036	7.250%	300,000	341,050
04/22/2052	4.375%	160,000	146,494
Central American Bottling Corp/CBC Bottling Holdco SL/Beliv Holdco SL(a)
04/27/2029	5.250%	419,000	394,259
Coca-Cola Femsa SAB de CV
01/22/2030	2.750%	339,000	304,331
09/01/2032	1.850%	1,000,000	795,320
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Brands, Inc.
11/15/2048	5.250%	1,882,000	1,863,726
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	1,010,000	994,612
J M Smucker Co. (The)
11/15/2043	6.500%	444,000	495,230
JBS USA LUX SA/Food Co./Luxembourg SARL(a)
03/15/2034	6.750%	1,296,000	1,363,553
11/15/2053	7.250%	984,000	1,071,988
Keurig Dr Pepper, Inc.
06/15/2027	3.430%	135,000	130,127
04/15/2052	4.500%	1,703,000	1,558,000
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	1,095,000	1,070,791
PepsiCo, Inc.
11/10/2026	5.125%	4,453,000	4,548,373
Performance Food Group, Inc.(a)
10/15/2027	5.500%	780,000	769,108
Post Holdings, Inc.(a)
03/01/2027	5.750%	544,000	542,592
04/15/2030	4.625%	915,000	845,048
Total			25,638,928
Gaming 0.1%
Colt Merger Sub, Inc.(a)
07/01/2025	6.250%	1,480,000	1,479,415
MGM Resorts International
04/15/2027	5.500%	1,120,000	1,111,085
Sands China Ltd.
08/08/2025	5.125%	330,000	325,109
01/08/2026	4.300%	710,000	682,097
Sands China Ltd.(i)
03/08/2027	2.550%	275,000	249,318
Station Casinos LLC(a)
02/15/2028	4.500%	905,000	856,783
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	515,000	503,608
Wynn Macau Ltd.(a)
10/01/2024	4.875%	505,000	498,210
08/26/2028	5.625%	295,000	273,256
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	805,000	760,357
Total			6,739,238
Health Care 0.9%
Abbott Laboratories
06/30/2030	1.400%	2,029,000	1,717,394
11/30/2036	4.750%	1,195,000	1,224,511
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	1,080,000	1,064,890
AdaptHealth LLC(a)
08/01/2029	4.625%	915,000	709,726
Advocate Health & Hospitals Corp.
06/15/2030	2.211%	235,000	201,825
Ascension Health
11/15/2029	2.532%	341,000	304,928
Avantor Funding, Inc.(a)
07/15/2028	4.625%	630,000	606,415
Boston Scientific Corp.
03/01/2039	4.550%	84,000	80,265
Charles River Laboratories International, Inc.(a)
03/15/2029	3.750%	505,000	464,992
Children’s Hospital Corp. (The)
02/01/2050	2.585%	232,000	152,066
Children’s Hospital/DC
07/15/2050	2.928%	760,000	493,632
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	1,165,000	1,082,443
01/15/2029	6.000%	1,250,000	1,125,118
Cigna Corp.
07/15/2046	4.800%	218,000	205,091
CommonSpirit Health
10/01/2025	1.547%	230,000	215,213
10/01/2030	2.782%	228,000	197,515
10/01/2050	3.910%	225,000	177,190
Cottage Health Obligated Group
11/01/2049	3.304%	610,000	454,700
CVS Health Corp.
03/25/2038	4.780%	990,000	935,861
06/01/2053	5.875%	622,000	655,344
CVS Pass-Through Trust(a)
10/10/2025	6.204%	48,814	48,731
01/10/2032	7.507%	81,797	86,472
01/10/2034	5.926%	589,639	594,416
01/10/2036	4.704%	1,478,958	1,380,037
08/11/2036	4.163%	129,778	118,742
DaVita, Inc.(a)
06/01/2030	4.625%	1,640,000	1,433,668
DH Europe Finance II Sarl
11/15/2024	2.200%	2,218,000	2,160,163
Encompass Health Corp.
02/01/2028	4.500%	475,000	455,486
02/01/2030	4.750%	915,000	860,929
04/01/2031	4.625%	210,000	193,330
Hackensack Meridian Health, Inc.
09/01/2050	2.875%	341,000	234,042
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford HealthCare Corp.
07/01/2054	3.447%	460,000	334,077
HCA, Inc.
06/15/2026	5.250%	580,000	582,951
06/15/2029	4.125%	1,000,000	956,900
09/01/2030	3.500%	114,000	103,404
03/15/2032	3.625%	1,827,000	1,634,275
06/01/2033	5.500%	915,000	930,519
06/15/2039	5.125%	225,000	214,577
06/15/2047	5.500%	1,470,000	1,415,335
06/15/2049	5.250%	970,000	902,678
07/15/2051	3.500%	102,000	71,842
03/15/2052	4.625%	864,000	737,369
06/01/2053	5.900%	3,614,000	3,710,947
Hologic, Inc.(a)
02/15/2029	3.250%	1,045,000	946,801
IQVIA, Inc.(a)
05/15/2027	5.000%	1,073,000	1,056,073
Memorial Health Services
11/01/2049	3.447%	1,230,000	932,032
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	1,865,000	1,686,899
MultiCare Health System
08/15/2050	2.803%	570,000	350,427
NYU Langone Hospitals
07/01/2055	3.380%	188,000	133,162
Owens & Minor, Inc.
12/15/2024	4.375%	865,000	850,574
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	288,642
Quest Diagnostics, Inc.
06/30/2031	2.800%	179,000	156,308
Tenet Healthcare Corp.
02/01/2027	6.250%	1,400,000	1,404,268
11/01/2027	5.125%	1,860,000	1,819,571
06/01/2029	4.250%	1,091,000	1,015,760
06/15/2030	6.125%	2,170,000	2,194,168
Yale-New Haven Health Services Corp.
07/01/2050	2.496%	324,000	196,584
Total			44,261,278
Healthcare Insurance 0.2%
Aetna, Inc.
12/15/2037	6.750%	201,000	225,823
08/15/2047	3.875%	1,195,000	936,154
Anthem, Inc.
12/01/2047	4.375%	94,000	84,059
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.
08/15/2039	3.500%	247,000	210,051
05/15/2041	3.050%	424,000	331,896
02/15/2053	5.875%	2,241,000	2,537,794
04/15/2053	5.050%	2,660,000	2,690,742
04/15/2063	5.200%	932,000	952,580
Total			7,969,099
Healthcare REIT 0.0%
HCP, Inc.
07/15/2029	3.500%	240,000	223,824
MPT Operating Partnership LP/Finance Corp.
08/01/2029	4.625%	850,000	616,559
Sabra Health Care LP
12/01/2031	3.200%	440,000	361,024
Total			1,201,407
Home Construction 0.0%
Weekley Homes LLC/Finance Corp.(a)
09/15/2028	4.875%	1,025,000	965,887
Independent Energy 0.8%
Aker BP ASA(a)
06/13/2028	5.600%	2,351,000	2,394,036
06/13/2033	6.000%	2,933,000	3,049,587
Antero Resources Corp.(a)
07/15/2026	8.375%	1,275,000	1,314,760
Baytex Energy Corp.(a)
04/01/2027	8.750%	800,000	827,463
04/30/2030	8.500%	335,000	346,580
California Resources Corp.(a)
02/01/2026	7.125%	635,000	644,860
Chesapeake Energy Corp.(a)
02/01/2026	5.500%	1,195,000	1,186,799
Civitas Resources, Inc.(a)
07/01/2028	8.375%	700,000	732,107
11/01/2030	8.625%	230,000	244,667
07/01/2031	8.750%	1,185,000	1,259,002
CNX Resources Corp.(a)
01/15/2029	6.000%	830,000	797,671
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	197,000	191,675
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,085,000	996,766
ConocoPhillips Co.
09/15/2033	5.050%	760,000	781,983
03/15/2054	5.550%	1,600,000	1,703,097
03/15/2062	4.025%	488,000	396,991
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crescent Energy Finance LLC(a)
05/01/2026	7.250%	690,000	698,566
02/15/2028	9.250%	625,000	648,584
Diamondback Energy, Inc.
03/15/2033	6.250%	1,348,000	1,443,147
03/15/2052	4.250%	269,000	217,104
03/15/2053	6.250%	2,291,000	2,453,254
Encino Acquisition Partners Holdings LLC(a)
05/01/2028	8.500%	360,000	355,643
Gulfport Energy Corp.
05/17/2026	8.000%	785,000	794,259
Gulfport Energy Corp.(a)
05/17/2026	8.000%	155,000	156,828
Hess Corp.
04/01/2027	4.300%	1,680,000	1,663,706
Hilcorp Energy I LP/Finance Co.(a)
02/01/2029	5.750%	1,590,000	1,544,556
Lundin Energy Finance BV(a)
07/15/2026	2.000%	218,000	200,945
Marathon Oil Corp.
10/01/2037	6.600%	150,000	158,783
Oasis Petroleum, Inc.(a)
06/01/2026	6.375%	735,000	736,613
Permian Resources Operating LLC(a)
01/15/2032	7.000%	300,000	309,412
Pioneer Natural Resources Co.
08/15/2030	1.900%	3,934,000	3,343,412
Range Resources Corp.
05/15/2025	4.875%	1,440,000	1,421,120
SM Energy Co.
09/15/2026	6.750%	460,000	460,302
01/15/2027	6.625%	910,000	908,830
Southwestern Energy Co.
09/15/2028	8.375%	615,000	639,172
02/01/2029	5.375%	1,000,000	973,689
Vital Energy, Inc.
01/15/2028	10.125%	375,000	386,685
Total			36,382,654
Integrated Energy 0.5%
BP Capital Markets America, Inc.
08/10/2030	1.749%	689,000	583,914
01/12/2032	2.721%	2,174,000	1,896,592
02/13/2033	4.812%	6,552,000	6,611,939
09/11/2033	4.893%	885,000	900,878
11/10/2050	2.772%	705,000	472,368
06/04/2051	2.939%	341,000	236,412
03/17/2052	3.001%	3,667,000	2,577,969
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BP Capital Markets PLC(h),(i)
	4.375%	3,790,000	3,741,735
	4.875%	1,765,000	1,655,344
Exxon Mobil Corp.
08/16/2039	2.995%	278,000	223,350
08/16/2049	3.095%	346,000	256,935
Shell International Finance BV
11/26/2051	3.000%	2,000,000	1,431,462
Total Capital International SA
06/29/2041	2.986%	477,000	371,699
05/29/2050	3.127%	1,400,000	1,030,061
Total			21,990,658
Leisure 0.2%
Boyne USA, Inc.(a)
05/15/2029	4.750%	1,145,000	1,079,534
Carnival Corp.(a)
08/01/2027	9.875%	1,325,000	1,391,125
08/01/2028	4.000%	820,000	762,039
Cedar Fair LP
07/15/2029	5.250%	405,000	381,602
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
10/01/2028	6.500%	480,000	479,543
Cinemark USA, Inc.(a)
05/01/2025	8.750%	402,000	404,422
07/15/2028	5.250%	445,000	408,443
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%	1,205,000	1,226,490
10/15/2027	4.750%	435,000	417,853
Royal Caribbean Cruises Ltd.(a)
08/15/2027	11.625%	1,270,000	1,386,286
01/15/2029	8.250%	1,195,000	1,270,255
01/15/2029	9.250%	610,000	656,447
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	302,000	303,645
Total			10,167,684
Life Insurance 0.2%
AIA Group Ltd.(a)
Subordinated
09/16/2040	3.200%	540,000	408,730
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	199,000	218,515
Athene Global Funding(a)
01/08/2026	1.450%	358,000	329,665
11/12/2026	2.950%	1,408,000	1,311,373
F&G Global Funding(a)
06/30/2026	1.750%	130,000	117,538
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	177,875
High Street Funding Trust I(a)
02/15/2028	4.111%	735,000	697,176
Jackson National Life Global Funding(a)
06/11/2025	3.875%	279,000	270,856
John Hancock Life Insurance Co.(a)
Subordinated
02/15/2024	7.375%	250,000	250,506
Metropolitan Life Global Funding I(a)
09/19/2027	3.000%	170,000	159,389
03/28/2033	5.150%	1,383,000	1,407,365
Mutual of Omaha Cos Global Funding(a)
12/12/2028	5.450%	350,000	357,265
New York Life Global Funding(a)
01/10/2028	3.000%	404,000	379,428
New York Life Insurance Co.(a)
Subordinated
05/15/2069	4.450%	256,000	220,063
Pricoa Global Funding I(a)
08/28/2026	5.550%	150,000	153,037
Protective Life Global Funding(a)
12/08/2028	5.467%	632,000	649,264
Prudential Funding Asia PLC
04/14/2030	3.125%	550,000	494,399
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	702,000	725,118
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	153,000	145,086
05/15/2047	4.270%	850,000	742,812
Total			9,215,460
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2029	3.750%	490,000	452,733
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%	395,000	382,796
Hilton Worldwide Finance LLC/Corp.
04/01/2027	4.875%	1,175,000	1,155,416
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	770,000	680,966
Total			2,671,911
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.5%
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,505,000	1,435,560
Discovery Communications LLC
09/20/2047	5.200%	365,000	314,992
09/15/2055	4.000%	1,178,000	837,900
Gray Television, Inc.(a)
10/15/2030	4.750%	1,075,000	814,336
iHeartCommunications, Inc.
05/01/2026	6.375%	415,000	353,268
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,430,000	1,135,690
Lamar Media Corp.
02/15/2030	4.000%	970,000	896,137
Meta Platforms, Inc.
05/15/2053	5.600%	2,250,000	2,442,784
05/15/2063	5.750%	1,710,000	1,874,503
Midas OpCo Holdings LLC(a)
08/15/2029	5.625%	1,050,000	968,221
News Corp.(a)
05/15/2029	3.875%	1,095,000	1,012,347
Nexstar Escrow, Inc.(a)
07/15/2027	5.625%	1,450,000	1,408,078
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	890,000	785,453
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	230,000	204,061
Sinclair Television Group, Inc.(a)
12/01/2030	4.125%	1,325,000	934,252
Take-Two Interactive Software, Inc.
04/14/2027	3.700%	142,000	137,549
TEGNA, Inc.
03/15/2028	4.625%	588,000	549,594
09/15/2029	5.000%	895,000	821,163
Univision Communications, Inc.(a)
06/01/2027	6.625%	820,000	817,860
ViacomCBS, Inc.
05/19/2050	4.950%	1,095,000	888,535
Warnermedia Holdings, Inc.
03/15/2032	4.279%	2,558,000	2,340,227
03/15/2042	5.050%	2,509,000	2,212,134
03/15/2052	5.141%	816,000	702,119
03/15/2062	5.391%	844,000	725,840
Total			24,612,603
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.4%
Alcoa Nederland Holding BV(a)
05/15/2028	6.125%	1,175,000	1,174,718
Allegheny Technologies, Inc.
12/01/2027	5.875%	840,000	829,774
Anglo American Capital PLC(a)
03/16/2052	4.750%	2,584,000	2,225,334
BHP Billiton Finance USA Ltd.
09/08/2030	5.250%	450,000	466,011
Big River Steel LLC/Finance Corp.(a)
01/31/2029	6.625%	320,000	326,262
Carpenter Technology Corp.
07/15/2028	6.375%	485,000	486,873
Cleveland-Cliffs, Inc.(a)
03/15/2026	6.750%	102,000	102,656
03/01/2029	4.625%	449,000	416,854
Cleveland-Cliffs, Inc.
06/01/2027	5.875%	748,000	744,986
Constellium SE(a)
06/15/2028	5.625%	675,000	662,270
FMG Resources Pty Ltd.(a)
09/15/2027	4.500%	1,000,000	961,236
Freeport-McMoRan, Inc.
03/01/2030	4.250%	464,000	435,838
08/01/2030	4.625%	1,040,000	1,016,705
11/14/2034	5.400%	1,388,000	1,397,749
Glencore Finance Canada Ltd.(a)
11/15/2037	6.900%	932,000	1,028,565
11/15/2041	6.000%	330,000	335,266
10/25/2042	5.550%	405,000	393,807
Glencore Funding LLC(a)
09/23/2031	2.625%	1,420,000	1,206,199
10/06/2033	6.500%	1,774,000	1,935,945
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	545,000	504,876
Nucor Corp.
12/15/2055	2.979%	341,000	231,630
Steel Dynamics, Inc.
10/15/2027	1.650%	212,000	188,883
United States Steel Corp.
03/01/2029	6.875%	490,000	501,395
Total			17,573,832
Midstream 1.3%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	1,115,000	1,101,522
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Midstream Partners LP/Finance Corp.(a)
05/15/2026	7.875%	1,145,000	1,174,639
06/15/2029	5.375%	450,000	433,275
Blue Racer Midstream LLC/Finance Corp.(a)
07/15/2026	6.625%	475,000	472,657
Buckeye Partners LP
12/01/2027	4.125%	560,000	534,102
11/15/2043	5.850%	770,000	624,336
Cameron LNG LLC(a)
01/15/2039	3.701%	302,000	256,262
Cheniere Energy Partners LP
01/31/2032	3.250%	1,005,000	856,520
Columbia Pipelines Operating Co. LLC(a)
11/15/2033	6.036%	685,000	718,111
08/15/2043	6.497%	410,000	439,864
Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/2029	8.000%	469,000	488,128
DT Midstream, Inc.(a)
06/15/2029	4.125%	1,160,000	1,069,624
Enable Midstream Partners LP
03/15/2027	4.400%	400,000	391,377
05/15/2028	4.950%	1,691,000	1,684,444
Enbridge, Inc.
11/15/2028	6.000%	1,337,000	1,404,837
11/15/2030	6.200%	1,337,000	1,430,952
11/15/2053	6.700%	1,961,000	2,285,222
Enbridge, Inc.(i)
01/15/2084	8.500%	1,145,000	1,217,974
Energy Transfer LP
12/01/2028	6.100%	2,129,000	2,241,384
12/01/2030	6.400%	1,797,000	1,922,337
02/15/2033	5.750%	3,283,000	3,392,539
12/01/2033	6.550%	810,000	879,768
Energy Transfer Operating LP
04/15/2047	5.300%	2,335,000	2,150,165
05/15/2050	5.000%	506,000	452,324
Energy Transfer Partners LP
06/01/2041	6.050%	877,000	883,929
12/15/2045	6.125%	722,000	730,377
EnLink Midstream LLC(a)
01/15/2028	5.625%	555,000	547,209
EnLink Midstream LLC
06/01/2029	5.375%	137,000	134,032
EnLink Midstream Partners LP
06/01/2025	4.150%	386,000	377,922
Enterprise Products Operating LLC
10/15/2034	6.650%	875,000	1,001,804
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQM Midstream Partners LP
12/01/2026	4.125%	355,000	342,716
07/15/2028	5.500%	1,200,000	1,193,434
EQM Midstream Partners LP(a)
01/15/2029	4.500%	1,335,000	1,263,096
01/15/2031	4.750%	895,000	835,729
Flex Intermediate Holdco LLC(a)
06/30/2031	3.363%	969,000	795,250
12/30/2039	4.317%	260,000	191,226
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	1,671,698	1,453,118
03/31/2036	2.625%	1,270,000	1,049,152
09/30/2040	2.940%	1,409,944	1,163,567
Genesis Energy LP/Finance Corp.
01/15/2027	8.000%	1,015,000	1,032,942
Hess Midstream Operations LP(a)
02/15/2026	5.625%	595,000	590,845
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	710,000	635,698
Kinder Morgan, Inc.
08/01/2050	3.250%	1,164,000	780,707
Kinetik Holdings LP(a)
06/15/2030	5.875%	860,000	843,166
MPLX LP
03/01/2033	5.000%	2,713,000	2,660,592
03/14/2052	4.950%	1,884,000	1,682,287
03/01/2053	5.650%	488,000	482,197
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%	625,000	631,482
NuStar Logistics LP
06/01/2026	6.000%	590,000	588,343
04/28/2027	5.625%	440,000	437,798
ONEOK, Inc.
09/01/2053	6.625%	2,335,000	2,617,986
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	540,000	517,021
05/15/2030	4.800%	670,000	620,084
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	2,210,000	2,219,386
05/15/2030	4.500%	200,000	195,745
Southern Natural Gas Co. LLC
03/01/2032	8.000%	123,000	142,989
Sunoco Logistics Partners Operations LP
02/15/2040	6.850%	652,000	692,863
10/01/2047	5.400%	686,000	640,180
Sunoco LP/Finance Corp.
04/15/2027	6.000%	615,000	617,054
05/15/2029	4.500%	405,000	377,965
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Superior Plus LP/General Partner, Inc.(a)
03/15/2029	4.500%	550,000	508,356
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	580,000	586,432
03/01/2027	6.000%	371,000	364,382
12/31/2030	6.000%	535,000	501,822
TransCanada PipeLines Ltd.
10/15/2037	6.200%	170,000	180,981
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	1,635,000	1,651,250
02/01/2029	9.500%	605,000	639,637
06/01/2031	8.375%	1,440,000	1,440,315
Total			64,465,429
Natural Gas 0.1%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	194,000	188,357
Atmos Energy Corp.
02/15/2052	2.850%	510,000	347,554
10/15/2052	5.750%	185,000	203,550
Brooklyn Union Gas Co. (The)(a)
03/15/2048	4.273%	360,000	279,328
NiSource Finance Corp.
02/01/2042	5.800%	381,000	371,446
NiSource, Inc.
09/01/2029	2.950%	257,000	234,874
02/15/2031	1.700%	307,000	249,724
ONE Gas, Inc.
05/15/2030	2.000%	372,000	316,316
Southern California Gas Co.
02/01/2030	2.550%	374,000	329,033
Southern Co. Gas Capital Corp.
06/15/2026	3.250%	169,000	162,597
10/01/2046	3.950%	247,000	192,588
09/30/2051	3.150%	750,000	506,370
Total			3,381,737
Office REIT 0.0%
Alexandria Real Estate Equities, Inc.
04/15/2026	3.800%	122,000	118,781
12/15/2030	4.900%	341,000	341,920
02/01/2033	1.875%	225,000	175,344
02/01/2050	4.000%	225,000	178,158
04/15/2053	5.150%	85,000	82,231
Corporate Office Properties LP
04/15/2031	2.750%	550,000	448,135
Total			1,344,569
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	303,091
Diamond Foreign Asset Co. /Finance LLC(a)
10/01/2030	8.500%	295,000	301,390
Guara Norte Sarl(a)
06/15/2034	5.198%	856,790	780,862
Halliburton Co.
11/15/2035	4.850%	169,000	166,363
08/01/2043	4.750%	260,000	244,130
MV24 Capital BV(a)
06/01/2034	6.748%	483,816	450,926
Nabors Industries, Inc.(a)
05/15/2027	7.375%	495,000	485,546
National Oilwell Varco, Inc.
12/01/2029	3.600%	341,000	315,309
Noble Finance II LLC(a)
04/15/2030	8.000%	435,000	453,986
Precision Drilling Corp.(a)
01/15/2026	7.125%	667,000	665,879
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	670,000	664,029
Total			4,831,511
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
05/15/2027	5.250%	1,115,000	1,008,868
Kennedy-Wilson, Inc.
03/01/2029	4.750%	765,000	638,359
Total			1,647,227
Other Industry 0.1%
Dycom Industries, Inc.(a)
04/15/2029	4.500%	815,000	754,814
Global Infrastructure Solutions, Inc.(a)
06/01/2029	5.625%	1,060,000	974,228
Hillenbrand, Inc.
03/01/2031	3.750%	805,000	699,126
MasTec, Inc.(a)
08/15/2028	4.500%	710,000	667,330
Pepperdine University
12/01/2059	3.301%	560,000	386,022
Quanta Services, Inc.
10/01/2024	0.950%	1,611,000	1,552,527
Trustees of the University of Pennsylvania (The)
02/15/2119	3.610%	815,000	586,129
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
University of Miami
04/01/2052	4.063%	320,000	273,363
University of Southern California
10/01/2120	3.226%	690,000	436,369
Williams Scotsman, Inc.(a)
10/01/2031	7.375%	365,000	384,928
Total			6,714,836
Other REIT 0.2%
Arbor Realty Trust, Inc.(a)
09/01/2026	4.500%	6,000,000	5,479,994
Extra Space Storage LP
06/15/2029	4.000%	280,000	267,085
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	314,000	300,525
Prologis LP
04/15/2030	2.250%	280,000	245,055
04/15/2050	3.000%	546,000	392,274
RHP Hotel Properties LP/Finance Corp.
10/15/2027	4.750%	1,425,000	1,384,125
Sun Communities Operating LP
04/15/2032	4.200%	1,556,000	1,420,726
Trust F/1401(a)
01/15/2050	6.390%	1,041,000	839,425
WP Carey, Inc.
10/01/2026	4.250%	345,000	336,864
04/01/2033	2.250%	436,000	340,713
Total			11,006,786
Other Utility 0.0%
American Water Capital Corp.
10/15/2037	6.593%	300,000	348,176
12/01/2046	4.000%	431,000	361,199
05/01/2050	3.450%	408,000	312,904
Entergy Texas Restoration Funding II LLC
12/15/2035	3.697%	585,000	532,648
Total			1,554,927
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,465,000	1,339,667
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%	730,000	769,220
LABL Escrow Issuer LLC(a)
07/15/2026	6.750%	910,000	887,221
Mauser Packaging Solutions Holding Co.(a)
08/15/2026	7.875%	645,000	657,413
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Owens-Brockway Glass Container, Inc.(a)
05/13/2027	6.625%	1,175,000	1,178,304
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%	1,175,000	1,104,485
Sealed Air Corp.(a)
12/01/2027	4.000%	780,000	735,215
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	780,000	767,497
Total			7,439,022
Paper 0.0%
Graphic Packaging International LLC(a)
04/15/2026	1.512%	462,000	420,223
Packaging Corp. of America
12/15/2049	4.050%	268,000	221,317
Total			641,540
Pharmaceuticals 1.1%
AbbVie, Inc.
11/21/2029	3.200%	3,314,000	3,096,387
03/15/2035	4.550%	2,597,000	2,549,194
05/14/2035	4.500%	1,957,000	1,914,028
11/21/2039	4.050%	5,517,000	4,989,443
11/06/2042	4.400%	280,000	260,027
05/14/2046	4.450%	205,000	188,507
11/21/2049	4.250%	2,307,000	2,058,951
Amgen, Inc.
03/02/2025	5.250%	2,669,000	2,675,220
03/02/2033	5.250%	555,000	568,845
03/02/2053	5.650%	6,207,000	6,543,292
Astrazeneca Finance LLC
03/03/2030	4.900%	740,000	761,797
AstraZeneca PLC
09/15/2037	6.450%	290,000	339,056
09/18/2042	4.000%	341,000	309,743
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	2,070,000	1,896,231
08/15/2027	5.750%	990,000	638,368
06/01/2028	4.875%	540,000	325,686
Biogen, Inc.
05/01/2030	2.250%	1,570,000	1,340,318
Bristol Myers Squibb Co.
06/15/2039	4.125%	162,000	146,106
02/20/2048	4.550%	106,000	96,483
03/15/2052	3.700%	730,000	573,634
Bristol-Myers Squibb Co.
11/15/2063	6.400%	100,000	116,177
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	270,000	106,792
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilead Sciences, Inc.
10/15/2033	5.250%	970,000	1,012,324
10/01/2040	2.600%	1,908,000	1,405,631
03/01/2047	4.150%	341,000	297,435
10/15/2053	5.550%	360,000	390,483
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	825,000	750,121
Jazz Securities DAC(a)
01/15/2029	4.375%	820,000	763,768
Merck & Co., Inc.
05/17/2053	5.000%	1,263,000	1,300,371
05/17/2063	5.150%	955,000	998,875
Organon Finance 1 LLC(a)
04/30/2028	4.125%	650,000	598,265
04/30/2031	5.125%	1,030,000	878,011
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	3,483,000	3,489,300
05/19/2053	5.300%	3,968,000	4,058,171
05/19/2063	5.340%	2,595,000	2,623,936
Regeneron Pharmaceuticals, Inc.
09/15/2030	1.750%	528,000	434,133
Roche Holdings, Inc.(a)
11/13/2030	5.489%	1,985,000	2,094,634
11/13/2033	5.593%	1,130,000	1,217,265
Takeda Pharmaceutical Co., Ltd.
11/26/2028	5.000%	341,000	346,143
07/09/2040	3.025%	855,000	658,231
07/09/2050	3.175%	276,000	197,528
Zoetis, Inc.
05/15/2030	2.000%	303,000	261,115
11/16/2032	5.600%	311,000	333,449
Total			55,603,474
Property & Casualty 0.0%
Berkshire Hathaway Finance Corp.
01/15/2051	2.500%	1,500,000	980,137
Cincinnati Financial Corp.
11/01/2034	6.125%	341,000	357,520
CNA Financial Corp.
08/15/2027	3.450%	170,000	162,564
Total			1,500,221
Railroads 0.2%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	170,000	201,228
05/01/2040	5.750%	269,000	293,501
02/15/2050	3.550%	147,000	118,422
02/15/2051	3.050%	785,000	569,266
01/15/2053	4.450%	361,000	340,063
04/15/2054	5.200%	900,000	938,829
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Pacific Railway Co.
12/02/2024	1.350%	2,008,000	1,936,083
12/02/2026	1.750%	388,000	358,105
Union Pacific Corp.
05/20/2031	2.375%	859,000	746,976
02/14/2032	2.800%	1,166,000	1,034,924
02/14/2042	3.375%	970,000	793,284
02/14/2053	3.500%	415,000	328,873
09/15/2067	4.100%	200,000	166,251
Total			7,825,805
Refining 0.0%
HF Sinclair Corp.
04/01/2026	5.875%	211,000	213,191
HF Sinclair Corp.(a)
04/15/2027	6.375%	445,000	448,736
Phillips 66
11/15/2044	4.875%	40,000	38,339
Phillips 66 Co.
10/01/2026	3.550%	171,000	165,657
12/15/2029	3.150%	263,000	242,039
Valero Energy Corp.
09/15/2027	2.150%	341,000	311,431
04/15/2032	7.500%	181,000	209,054
Total			1,628,447
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	650,000	614,420
10/15/2030	4.000%	190,000	170,947
McDonald’s Corp.
08/14/2028	4.800%	1,795,000	1,828,570
12/09/2035	4.700%	621,000	613,046
08/14/2053	5.450%	832,000	886,242
Yum! Brands, Inc.
01/31/2032	4.625%	1,215,000	1,135,162
Total			5,248,387
Retail REIT 0.4%
Agree LP
06/15/2028	2.000%	1,691,000	1,467,572
10/01/2032	4.800%	848,000	801,742
06/15/2033	2.600%	385,000	305,536
Brixmor Operating Partnership LP
02/01/2025	3.850%	341,000	333,976
04/01/2028	2.250%	303,000	269,081
08/16/2031	2.500%	1,488,000	1,249,820
DDR Corp.
02/01/2025	3.625%	164,000	159,517
06/01/2027	4.700%	200,000	196,766
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Realty Investment Trust
01/15/2024	3.950%	1,076,000	1,074,879
National Retail Properties, Inc.
11/15/2025	4.000%	248,000	242,915
12/15/2026	3.600%	211,000	201,692
NNN REIT, Inc.
10/15/2033	5.600%	1,344,000	1,389,524
Realty Income Corp.
06/15/2028	2.200%	833,000	747,035
01/15/2031	3.250%	300,000	272,856
10/13/2032	5.625%	1,574,000	1,657,699
12/15/2032	2.850%	1,126,000	959,185
07/15/2033	4.900%	1,502,000	1,504,165
Regency Centers LP
09/15/2029	2.950%	2,354,000	2,109,985
Scentre Group Trust 1/Trust 2(a)
02/12/2025	3.500%	355,000	347,638
STORE Capital Corp.
03/15/2028	4.500%	894,000	828,765
03/15/2029	4.625%	993,000	910,894
11/18/2030	2.750%	1,376,000	1,080,917
12/01/2031	2.700%	541,000	411,676
Total			18,523,835
Retailers 0.6%
7-Eleven, Inc.(a)
02/10/2031	1.800%	210,000	170,657
02/10/2041	2.500%	619,000	426,272
Alimentation Couche-Tard, Inc.(a)
01/25/2050	3.800%	433,000	329,411
Amazon.com, Inc.
08/22/2037	3.875%	188,000	174,493
04/13/2052	3.950%	765,000	670,593
Asbury Automotive Group, Inc.
03/01/2028	4.500%	875,000	834,048
Gap Inc. (The)(a)
10/01/2029	3.625%	1,215,000	1,038,025
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	845,000	783,871
Home Depot, Inc. (The)
04/15/2052	3.625%	785,000	637,184
L Brands, Inc.
06/15/2029	7.500%	2,010,000	2,094,295
Lithia Motors, Inc.(a)
12/15/2027	4.625%	855,000	824,227
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
10/15/2030	1.700%	450,000	374,157
04/01/2052	4.250%	1,700,000	1,441,064
04/15/2053	5.625%	4,515,000	4,759,677
07/01/2053	5.750%	904,000	960,317
04/01/2063	5.850%	452,000	475,297
Nordstrom, Inc.
04/08/2024	2.300%	170,000	167,711
04/01/2030	4.375%	600,000	522,529
O’Reilly Automotive, Inc.
11/20/2026	5.750%	665,000	680,899
Penske Automotive Group, Inc.
06/15/2029	3.750%	903,000	807,341
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	2,030,000	1,908,702
Sonic Automotive, Inc.(a)
11/15/2029	4.625%	380,000	345,775
Tapestry, Inc.
11/27/2028	7.350%	443,000	464,932
11/27/2030	7.700%	1,780,000	1,876,878
Target Corp.
01/15/2053	4.800%	979,000	972,122
Walmart, Inc.
04/15/2033	4.100%	2,262,000	2,235,116
04/15/2053	4.500%	887,000	863,975
William Carter Co. (The)(a)
03/15/2027	5.625%	405,000	400,895
Total			27,240,463
Stranded Utility 0.1%
Consumers 2023 Securitization Funding LLC
09/01/2030	5.210%	897,000	918,768
PG&E Recovery Funding LLC
07/15/2047	5.536%	825,000	860,146
PG&E Wildfire Recovery Funding LLC
06/01/2036	4.263%	165,000	157,225
12/01/2047	5.212%	270,000	272,697
06/01/2052	5.099%	510,000	510,930
SCE Recovery Funding LLC
06/15/2040	4.697%	120,470	119,153
Sigeco Securitization I LLC
11/15/2036	5.026%	121,000	121,989
05/15/2041	5.172%	112,000	109,856
Total			3,070,764
Supermarkets 0.1%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	2,490,000	2,414,213
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kroger Co. (The)
05/01/2030	2.200%	682,000	583,989
02/01/2047	4.450%	240,000	212,713
Total			3,210,915
Technology 1.9%
Amkor Technology, Inc.(a)
09/15/2027	6.625%	810,000	817,261
Apple, Inc.
02/08/2041	2.375%	657,000	482,192
05/11/2050	2.650%	716,000	493,576
02/08/2051	2.650%	553,000	379,628
08/08/2052	3.950%	1,268,000	1,112,470
05/10/2053	4.850%	458,000	467,289
08/05/2061	2.850%	2,845,000	1,947,686
Block, Inc.
06/01/2031	3.500%	910,000	808,096
Broadcom, Inc.
11/15/2025	3.150%	1,059,000	1,025,985
Broadcom, Inc.(a)
02/15/2031	2.450%	1,413,000	1,208,900
04/15/2034	3.469%	906,000	788,591
11/15/2035	3.137%	1,640,000	1,346,911
05/15/2037	4.926%	1,291,000	1,248,834
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	960,000	903,933
Coherent Corp.(a)
12/15/2029	5.000%	940,000	893,295
CommScope Finance LLC(a)
03/01/2026	6.000%	955,000	849,977
CommScope Technologies LLC(a)
03/15/2027	5.000%	1,155,000	486,194
Entegris Escrow Corp.(a)
06/15/2030	5.950%	275,000	273,247
Entegris, Inc.(a)
04/15/2028	4.375%	1,220,000	1,161,091
05/01/2029	3.625%	320,000	288,888
Fiserv, Inc.
08/21/2028	5.375%	2,686,000	2,765,096
03/02/2033	5.600%	461,000	481,986
08/21/2033	5.625%	2,686,000	2,812,679
07/01/2049	4.400%	345,000	304,806
Gartner, Inc.(a)
07/01/2028	4.500%	350,000	331,630
06/15/2029	3.625%	340,000	307,515
Global Payments, Inc.
11/15/2031	2.900%	1,415,000	1,209,670
Imola Merger Corp.(a)
05/15/2029	4.750%	1,165,000	1,105,584
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intel Corp.
02/10/2033	5.200%	500,000	522,414
08/12/2041	2.800%	777,000	583,328
02/10/2043	5.625%	695,000	744,576
02/10/2053	5.700%	2,586,000	2,798,483
02/15/2060	3.100%	239,000	164,985
02/10/2063	5.900%	1,260,000	1,404,027
Intuit, Inc.
09/15/2026	5.250%	2,210,000	2,254,249
09/15/2028	5.125%	1,766,000	1,827,117
09/15/2033	5.200%	3,366,000	3,527,344
09/15/2053	5.500%	1,995,000	2,189,355
Iron Mountain, Inc.(a)
09/15/2027	4.875%	1,840,000	1,792,909
KLA Corp.
03/01/2050	3.300%	890,000	680,240
Leidos, Inc.
02/15/2031	2.300%	194,000	162,262
Marvell Technology, Inc.
02/15/2029	5.750%	1,345,000	1,391,591
09/15/2033	5.950%	1,345,000	1,427,690
Micron Technology, Inc.
04/15/2028	5.375%	4,524,000	4,605,691
02/09/2033	5.875%	531,000	554,103
11/01/2051	3.477%	442,000	322,445
Microsoft Corp.(a)
09/15/2050	2.500%	3,736,000	2,527,648
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	505,000	538,111
NCR Corp.(a)
10/01/2028	5.000%	1,497,000	1,415,866
NXP BV/Funding LLC/USA, Inc.
05/11/2031	2.500%	1,900,000	1,616,011
05/11/2041	3.250%	886,000	676,996
11/30/2051	3.250%	400,000	286,284
ON Semiconductor Corp.(a)
09/01/2028	3.875%	930,000	864,573
Oracle Corp.
03/25/2028	2.300%	312,000	284,165
02/06/2033	4.900%	945,000	940,532
07/08/2034	4.300%	164,000	153,140
05/15/2035	3.900%	251,000	223,477
07/15/2036	3.850%	285,000	248,459
11/15/2037	3.800%	2,010,000	1,710,408
04/01/2040	3.600%	921,000	736,546
07/15/2046	4.000%	1,568,000	1,257,685
04/01/2050	3.600%	2,330,000	1,725,638
02/06/2053	5.550%	957,000	958,525
05/15/2055	4.375%	545,000	452,663
Presidio Holdings, Inc.(a)
02/01/2027	4.875%	625,000	611,203
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QUALCOMM, Inc.
05/20/2052	4.500%	290,000	271,009
05/20/2053	6.000%	2,035,000	2,349,747
RingCentral, Inc.(a)
08/15/2030	8.500%	445,000	455,167
Roper Technologies, Inc.
09/15/2027	1.400%	569,000	508,835
06/30/2030	2.000%	242,000	205,660
S&P Global, Inc.
03/01/2032	2.900%	1,545,000	1,379,962
Seagate HDD Cayman
07/15/2029	3.125%	480,000	385,680
01/15/2031	4.125%	1,239,000	1,108,178
Sensata Technologies BV(a)
04/15/2029	4.000%	1,160,000	1,078,835
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	625,000	616,957
Synaptics, Inc.(a)
06/15/2029	4.000%	905,000	815,860
Texas Instruments, Inc.
03/14/2053	5.000%	1,977,000	2,030,523
05/18/2063	5.050%	554,000	567,655
TSMC Arizona Corp.
10/25/2031	2.500%	1,340,000	1,147,661
VMware, Inc.
08/15/2024	1.000%	2,808,000	2,726,672
08/15/2026	1.400%	2,627,000	2,401,848
05/15/2027	4.650%	774,000	767,327
05/15/2030	4.700%	1,623,000	1,601,461
Workday, Inc.
04/01/2029	3.700%	986,000	946,945
Total			91,849,731
Tobacco 0.6%
Altria Group, Inc.
11/01/2033	6.875%	2,522,000	2,775,911
BAT Capital Corp.
03/16/2032	4.742%	1,000,000	960,126
08/15/2037	4.390%	5,553,000	4,656,885
08/15/2047	4.540%	425,000	326,872
Philip Morris International, Inc.
11/17/2025	5.000%	1,914,000	1,922,820
11/17/2027	5.125%	242,000	246,340
02/15/2028	4.875%	3,909,000	3,953,953
09/07/2028	5.250%	1,946,000	2,003,293
09/07/2030	5.500%	1,269,000	1,316,268
11/17/2032	5.750%	459,000	481,911
02/15/2033	5.375%	4,948,000	5,077,659
09/07/2033	5.625%	2,658,000	2,780,545
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2041	4.375%	800,000	709,773
Total			27,212,356
Transportation Services 0.1%
Adani International Container Terminal Private Ltd.(a)
02/16/2031	3.000%	754,375	619,144
Avis Budget Car Rental LLC/Finance, Inc.(a)
07/15/2027	5.750%	1,405,000	1,362,979
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%	399,000	362,083
Hertz Corp. (The)(a)
12/01/2026	4.625%	860,000	781,953
XPO, Inc.(a)
06/01/2028	6.250%	325,000	330,464
06/01/2031	7.125%	325,000	337,445
Total			3,794,068
Wireless 0.8%
Altice France Holding SA(a)
02/15/2028	6.000%	905,000	430,053
Altice France SA(a)
07/15/2029	5.125%	420,000	326,936
America Movil SAB de CV(a)
04/04/2032	5.375%	404,000	374,533
America Movil SAB de CV
04/22/2049	4.375%	662,000	586,971
American Tower Corp.
01/15/2027	3.125%	762,000	720,746
03/15/2028	5.500%	1,800,000	1,842,033
11/15/2033	5.900%	2,692,000	2,857,633
01/15/2051	2.950%	451,000	300,988
Crown Castle Inc
03/01/2034	5.800%	2,751,000	2,849,531
Crown Castle International Corp.
07/15/2026	1.050%	2,425,000	2,189,719
04/01/2031	2.100%	1,508,000	1,228,330
04/01/2041	2.900%	901,000	644,242
Crown Castle, Inc.
01/11/2028	5.000%	3,028,000	3,018,727
06/01/2029	5.600%	1,419,000	1,452,101
05/01/2033	5.100%	1,302,000	1,292,170
Empresa Nacional de Telecomunicaciones SA(a)
09/14/2032	3.050%	325,000	259,877
SBA Communications Corp.
02/01/2029	3.125%	1,260,000	1,134,139
Sprint Capital Corp.
11/15/2028	6.875%	387,000	419,530
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile US, Inc.
02/15/2026	2.250%	1,893,000	1,794,576
04/15/2027	3.750%	2,884,000	2,798,634
03/15/2028	4.950%	1,799,000	1,826,614
07/15/2028	4.800%	1,800,000	1,814,424
02/15/2029	2.625%	1,640,000	1,477,244
04/15/2029	3.375%	3,545,000	3,293,569
02/15/2031	2.550%	1,355,000	1,166,454
07/15/2033	5.050%	2,250,000	2,269,418
01/15/2034	5.750%	1,794,000	1,903,868
T-Mobile USA, Inc.
02/15/2026	1.500%	607,000	565,418
Total			40,838,478
Wirelines 0.5%
AT&T, Inc.
06/01/2027	2.300%	951,000	883,150
02/01/2028	1.650%	107,000	95,283
12/01/2033	2.550%	2,980,000	2,431,238
02/15/2034	5.400%	4,615,000	4,761,985
06/01/2041	3.500%	867,000	689,063
09/15/2053	3.500%	1,344,000	977,871
09/15/2055	3.550%	1,717,000	1,237,919
12/01/2057	3.800%	2,441,000	1,816,949
09/15/2059	3.650%	849,000	609,772
CenturyLink, Inc.(a)
12/15/2026	5.125%	1,880,000	1,165,578
02/15/2027	4.000%	1,925,000	1,242,337
Deutsche Telekom AG(a)
01/21/2050	3.625%	392,000	313,955
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	1,380,000	1,331,980
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	1,920,000	1,152,000
Telecom Italia Capital SA
09/30/2034	6.000%	1,225,000	1,169,133
Verizon Communications, Inc.
03/22/2028	2.100%	69,000	62,379
02/08/2029	3.875%	235,000	227,884
03/15/2032	2.355%	2,709,000	2,255,201
11/20/2040	2.650%	1,545,000	1,114,191
Total			23,537,868
Total Corporate Bonds & Notes (Cost $1,336,626,357)			1,281,959,130

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(j) 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angola 0.0%
Angolan Government International Bond(a)
05/09/2028	8.250%	500,000	460,149
04/14/2032	8.750%	678,000	595,526
Total			1,055,675
Australia 0.1%
Export Finance & Insurance Corp.(a)
10/26/2027	4.625%	3,002,000	3,051,475
Bahrain 0.0%
Bahrain Government International Bond(a)
09/16/2032	5.450%	900,000	825,455
Bermuda 0.0%
Bermuda Government International Bond(a)
07/15/2032	5.000%	1,003,000	989,658
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	530,000	497,451
05/15/2029	4.250%	360,000	304,068
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	274,000	260,038
Total			1,061,557
Chile 0.0%
Chile Government International Bond
01/27/2032	2.550%	592,000	508,078
Corp. Nacional del Cobre de Chile(a)
09/08/2053	6.300%	379,000	383,145
Interchile SA(a)
06/30/2056	4.500%	519,000	427,008
Total			1,318,231
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	300,000	294,447
02/02/2034	7.500%	235,000	247,750
11/14/2053	8.750%	766,000	881,698
Ecopetrol SA
01/16/2025	4.125%	300,000	293,203
06/26/2026	5.375%	580,000	568,947
Total			2,286,045
Costa Rica 0.0%
Costa Rica Government International Bond(a)
04/03/2034	6.550%	630,000	652,808
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominican Republic 0.1%
Dominican Republic International Bond(a)
09/23/2032	4.875%	1,000,000	910,773
02/22/2033	6.000%	725,000	713,639
01/30/2060	5.875%	1,500,000	1,295,970
Total			2,920,382
France 0.0%
Electricite de France SA(a)
05/23/2053	6.900%	760,000	862,583
Hungary 0.0%
Hungary Government International Bond(a)
06/16/2034	5.500%	260,000	263,969
09/25/2052	6.750%	200,000	223,243
Total			487,212
Indonesia 0.0%
Indonesia Government International Bond
01/11/2053	5.650%	200,000	218,917
Israel 0.1%
Israel Electric Corp., Ltd.(a)
02/22/2032	3.750%	841,000	711,571
Israel Government International Bond
01/17/2033	4.500%	2,077,000	1,973,700
07/03/2050	3.875%	650,000	500,260
Total			3,185,531
Ivory Coast 0.0%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	1,200,000	1,103,006
Kenya 0.0%
Republic of Kenya Government International Bond(a)
05/22/2032	8.000%	500,000	451,872
Mexico 0.2%
Banco Nacional de Comercio Exterior SNC(a),(i)
08/11/2031	2.720%	520,000	442,700
Comision Federal de Electricidad(a)
02/09/2031	3.348%	600,000	498,452
Mexico Government International Bond
04/16/2030	3.250%	688,000	623,059
05/24/2031	2.659%	1,496,000	1,264,750
02/12/2034	3.500%	2,678,000	2,266,447
01/11/2040	6.050%	568,000	573,353
05/04/2053	6.338%	200,000	203,979
05/24/2061	3.771%	495,000	335,353
04/19/2071	3.750%	1,035,000	691,721
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos Mexicanos
01/15/2025	4.250%	1,000,000	971,344
02/12/2028	5.350%	1,100,000	953,418
01/28/2031	5.950%	720,000	574,764
Total			9,399,340
Morocco 0.0%
Morocco Government International Bond(a)
03/08/2028	5.950%	209,000	214,301
Netherlands 0.0%
Greenko Dutch BV(a)
03/29/2026	3.850%	185,000	172,248
Nigeria 0.1%
Nigeria Government International Bond(a)
11/28/2027	6.500%	1,200,000	1,095,084
09/28/2028	6.125%	540,000	478,144
01/21/2031	8.747%	500,000	475,818
09/28/2033	7.375%	442,000	376,551
Total			2,425,597
Oman 0.0%
Oman Government International Bond(a)
10/28/2032	7.375%	300,000	340,110
01/25/2051	7.000%	400,000	431,852
Total			771,962
Panama 0.1%
Panama Government International Bond
03/28/2054	6.853%	2,710,000	2,533,084
Paraguay 0.1%
Bioceanico Sovereign Certificate Ltd.(a),(k)
06/05/2034	0.000%	347,096	248,968
Paraguay Government International Bond(a)
08/21/2033	5.850%	1,118,000	1,136,859
03/13/2048	5.600%	1,800,000	1,638,274
03/30/2050	5.400%	1,393,000	1,238,576
Total			4,262,677
Peru 0.0%
Fondo MIVIVIENDA SA(a)
04/12/2027	4.625%	300,000	292,466
Peruvian Government International Bond
11/18/2050	5.625%	98,000	102,110
Total			394,576
Philippines 0.0%
Philippine Government International Bond
01/17/2048	5.500%	200,000	211,002
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Poland 0.0%
Republic of Poland Government International Bond
11/16/2032	5.750%	203,000	219,170
10/04/2033	4.875%	348,000	351,946
04/04/2053	5.500%	291,000	302,916
Total			874,032
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%	400,000	340,127
Saudi Arabia 0.1%
Saudi Arabian Oil Co.(a)
11/24/2025	1.625%	338,000	318,135
Saudi Government International Bond(a)
02/02/2033	2.250%	743,000	615,421
01/18/2053	5.000%	644,000	605,845
Total			1,539,401
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	400,000	357,116
03/13/2048	6.750%	400,000	315,076
Total			672,192
Singapore 0.0%
BOC Aviation Ltd.(a)
10/10/2024	3.500%	310,000	305,316
South Africa 0.0%
Republic of South Africa Government International Bond
10/12/2028	4.300%	1,100,000	1,028,625
Turkey 0.0%
Istanbul Metropolitan Municipality(a)
12/06/2028	10.500%	255,000	270,569
Turkiye Ihracat Kredi Bankasi AS(a)
01/31/2026	9.375%	206,000	215,235
Total			485,804
United Arab Emirates 0.0%
MDGH GMTN RSC Ltd.(a)
11/22/2033	4.375%	380,000	370,348
Uruguay 0.0%
Uruguay Government International Bond
10/28/2034	5.750%	450,000	487,456
Total Foreign Government Obligations (Cost $48,982,689)			46,958,495

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Municipal Bonds 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	390,000	430,425
Higher Education 0.1%
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	1,914,085
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%	685,000	457,542
Total			2,371,627
Hospital 0.0%
Regents of the University of California Medical Center
Taxable Revenue Bonds
Series 2020N
05/15/2120	3.706%	1,360,000	945,714
Joint Power Authority 0.0%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	1,563,699
Municipal Power 0.0%
Texas Natural Gas Securitization Finance
Series 2023
04/01/2041	5.169%	140,000	144,674
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,850,000	1,688,059
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	890,082
Total			2,578,141
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	434,239
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	356,653
Turnpike / Bridge / Toll Road 0.0%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,164,000	1,436,208
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014A
10/01/2114	4.814%	411,000	408,494
Total Municipal Bonds (Cost $11,556,610)			10,669,874

Residential Mortgage-Backed Securities - Agency 30.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
10/01/2042- 12/01/2043	3.500%	12,516,821	11,851,790
CMO Series 2013-11 Class AP
01/25/2043	1.500%	59,638	53,289
CMO Series 2014-25 Class EL
05/25/2044	3.000%	1,281,204	1,153,507
CMO Series 2014-74 Class PC
06/25/2044	2.500%	1,029,413	952,046
CMO Series 2015-8 Class AP
03/25/2045	2.000%	2,318,356	2,024,328
CMO Series 2018-38 Class MA
06/25/2048	3.300%	1,912,619	1,808,704
CMO Series 2018-45B Class TM
06/25/2048	3.000%	1,474,320	1,328,348
CMO Series 2018-55 Class GA
08/25/2048	3.375%	1,432,141	1,353,481
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-64 Class A
09/25/2048	3.000%	1,269,049	1,120,078
CMO Series 2018-85 Class EA
12/25/2048	3.500%	1,066,721	1,013,205
CMO Series 2020-50 Class A
07/25/2050	2.000%	3,175,789	2,656,547
CMO Series 2020-59 Class NC
08/25/2040	3.000%	1,578,111	1,443,381
CMO Series 2021-22 Class MN
10/25/2050	2.750%	1,757,951	1,535,615
CMO Series 2021-26 Class BD
05/25/2051	1.750%	955,813	832,641
CMO Series 2021-27 Class EC
05/25/2051	1.500%	3,876,376	3,143,741
CMO Series 2021-33 Class AV
03/25/2048	2.500%	700,086	529,607
CMO Series 2021-42 Class AC
02/25/2051	2.000%	1,404,059	1,180,910
CMO Series 2021-42 Class DC
11/25/2050	2.000%	3,348,510	2,827,437
CMO Series 2021-73 Class DJ
03/25/2049	2.000%	1,868,307	1,520,822
CMO Series 2021-76 Class KB
11/25/2051	1.250%	833,686	683,193
CMO Series 2021-91A Class AB
09/25/2049	2.500%	1,778,534	1,547,801
CMO Series 2021-95 Class MA
04/25/2050	2.500%	2,187,559	1,884,686
CMO Series 2021-96 Class AH
03/25/2049	2.500%	1,955,706	1,694,772
CMO Series 2022-11 Class A
07/25/2047	2.500%	4,528,820	4,083,039
CMO Series 2022-11 Class D
01/25/2050	3.000%	3,439,710	3,111,775
CMO Series 2022-3 Class N
10/25/2047	2.000%	5,305,112	4,593,420
CMO Series 2022-4 Class MH
09/25/2048	3.000%	2,017,950	1,849,430
Fannie Mae REMICS(b)
CMO Series 2012-111 Class FC
30-day Average SOFR + 0.514% Floor 0.400%, Cap 7.000% 10/25/2042	5.852%	1,061,459	1,040,870
CMO Series 2016-19 Class FD
30-day Average SOFR + 0.514% Floor 0.400%, Cap 6.500% 04/25/2046	5.852%	4,287,416	4,223,540
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-30 Class FA
30-day Average SOFR + 0.464% Floor 0.350%, Cap 6.500% 05/25/2047	5.802%	732,941	712,003
CMO Series 2017-78 Class FC
30-day Average SOFR + 0.464% Floor 0.350%, Cap 6.500% 10/25/2047	5.802%	1,443,533	1,399,673
CMO Series 2019-15 Class FA
30-day Average SOFR + 0.614% Floor 0.500%, Cap 6.500% 04/25/2049	5.952%	761,415	742,979
CMO Series 2019-41 Class FG
30-day Average SOFR + 0.614% Floor 0.500%, Cap 6.500% 08/25/2059	5.952%	1,807,519	1,758,291
CMO Series 2019-43 Class FC
30-day Average SOFR + 0.514% Floor 0.400%, Cap 6.500% 08/25/2049	5.852%	1,502,790	1,462,729
CMO Series 2020-34 Class F
30-day Average SOFR + 0.564% Floor 0.450%, Cap 6.500% 06/25/2050	5.902%	1,043,285	1,013,528
CMO Series 2023-38 Class FC
30-day Average SOFR + 0.664% Floor 0.550%, Cap 7.000% 06/25/2040	6.002%	1,952,667	1,937,631
Federal Home Loan Mortgage Corp.
10/01/2026- 10/17/2038	6.500%	565,421	584,998
07/01/2032- 12/01/2051	2.000%	57,039,715	48,885,888
12/01/2032- 08/01/2052	4.000%	20,958,701	20,080,802
03/01/2033- 05/01/2049	3.000%	35,735,297	32,610,654
06/01/2035- 04/01/2036	5.500%	69,726	70,813
09/01/2037	6.000%	349,066	365,070
04/01/2042- 03/01/2052	2.500%	23,224,861	20,193,077
06/01/2048- 07/01/2052	4.500%	7,431,973	7,225,010
12/01/2048- 03/01/2053	5.000%	6,773,567	6,721,536
03/01/2052	3.500%	4,854,966	4,476,393
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	1,125,442	1,022,284
CMO Series 2127 Class PG
02/15/2029	6.250%	36,825	36,817
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2165 Class PE
06/15/2029	6.000%	27,729	28,007
CMO Series 2326 Class ZQ
06/15/2031	6.500%	132,151	134,802
CMO Series 2399 Class TH
01/15/2032	6.500%	77,694	80,117
CMO Series 2517 Class Z
10/15/2032	5.500%	41,351	40,159
CMO Series 2557 Class HL
01/15/2033	5.300%	145,329	145,955
CMO Series 262 Class 35
07/15/2042	3.500%	1,865,627	1,762,891
CMO Series 2752 Class EZ
02/15/2034	5.500%	385,351	386,148
CMO Series 2764 Class ZG
03/15/2034	5.500%	317,901	319,534
CMO Series 2953 Class PG
03/15/2035	5.500%	1,326,736	1,352,858
CMO Series 2986 Class CH
06/15/2025	5.000%	36,528	36,126
CMO Series 2989 Class TG
06/15/2025	5.000%	21,869	21,729
CMO Series 299 Class 300
01/15/2043	3.000%	220,158	199,843
CMO Series 2990 Class UZ
06/15/2035	5.750%	506,473	510,666
CMO Series 3101 Class UZ
01/15/2036	6.000%	140,807	146,590
CMO Series 3123 Class AZ
03/15/2036	6.000%	162,154	165,333
CMO Series 3143 Class BC
02/15/2036	5.500%	185,625	191,121
CMO Series 3164 Class MG
06/15/2036	6.000%	58,510	60,098
CMO Series 3195 Class PD
07/15/2036	6.500%	102,485	104,542
CMO Series 3200 Class AY
08/15/2036	5.500%	122,552	125,061
CMO Series 3213 Class JE
09/15/2036	6.000%	177,113	185,481
CMO Series 3229 Class HE
10/15/2026	5.000%	91,464	90,459
CMO Series 3423 Class PB
03/15/2038	5.500%	408,354	417,914
CMO Series 3453 Class B
05/15/2038	5.500%	10,039	10,012
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3461 Class Z
06/15/2038	6.000%	754,658	765,407
CMO Series 3501 Class CB
01/15/2039	5.500%	171,243	174,020
CMO Series 3684 Class CY
06/15/2025	4.500%	105,250	104,370
CMO Series 3704 Class CT
12/15/2036	7.000%	254,927	270,477
CMO Series 3704 Class DT
11/15/2036	7.500%	254,615	273,344
CMO Series 3704 Class ET
12/15/2036	7.500%	176,862	191,021
CMO Series 3707 Class B
08/15/2025	4.500%	84,699	84,152
CMO Series 3819 Class ZQ
04/15/2036	6.000%	268,693	278,249
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	998,839
CMO Series 4015 Class MY
03/15/2042	3.500%	1,748,511	1,619,580
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	851,142
CMO Series 4205 Class PA
05/15/2043	1.750%	1,750,325	1,484,815
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,049,229
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	1,896,394
CMO Series 4880 Class DA
05/15/2050	3.000%	1,069,694	973,204
CMO Series 5091 Class AB
03/25/2051	1.500%	2,254,191	1,814,092
CMO Series R006 Class ZA
04/15/2036	6.000%	204,353	214,208
CMO Series R007 Class ZA
05/15/2036	6.000%	390,125	405,091
CMO STRIPS Series 264 Class 30
07/15/2042	3.000%	241,756	222,241
Federal Home Loan Mortgage Corp.(l)
09/01/2033	3.000%	922,843	871,292
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.347% 07/01/2036	5.674%	31,046	31,406
12-month Term SOFR + 1.837% Cap 9.077% 07/01/2040	5.725%	70,965	72,992
12-month Term SOFR + 1.640% Floor 1.640%, Cap 8.131% 11/01/2048	3.130%	1,307,810	1,279,452
12-month Term SOFR + 1.642% Cap 7.809% 05/01/2049	2.983%	601,710	598,330
30-day Average SOFR + 2.130% Floor 2.130%, Cap 8.913% 07/01/2052	3.913%	1,185,158	1,134,594
30-day Average SOFR + 2.130% Floor 2.130%, Cap 9.299% 07/01/2052	4.299%	1,400,498	1,357,833
30-day Average SOFR + 2.140% Floor 2.140%, Cap 8.971% 08/01/2052	3.970%	1,576,856	1,495,467
30-day Average SOFR + 2.380% Floor 2.380%, Cap 9.124% 09/01/2052	4.123%	811,053	781,298
30-day Average SOFR + 2.304% Floor 2.304%, Cap 9.187% 05/01/2053	4.186%	4,512,381	4,398,424
30-day Average SOFR + 2.301% Floor 2.301%, Cap 10.197% 06/01/2053	5.197%	875,302	873,972
30-day Average SOFR + 2.215% Floor 2.215%, Cap 10.129% 08/01/2053	5.129%	936,726	933,364
CMO Series 2551 Class NS
-1.8 x 30-day Average SOFR + 14.273% Cap 14.483% 01/15/2033	4.486%	52,936	54,666
CMO Series 3852 Class QN
-3.6 x 30-day Average SOFR + 26.796% Cap 5.500% 05/15/2041	5.500%	146,783	141,231
CMO Series 4048 Class FJ
30-day Average SOFR + 0.514% Floor 0.400%, Cap 9,999.000% 07/15/2037	5.618%	257,953	254,643
Structured Pass-Through Securities
1-year MTA + 1.200% Floor 1.200% 10/25/2044	6.258%	305,096	277,033
Federal Home Loan Mortgage Corp.(g)
CMO Series 3077 Class TO
04/15/2035	0.000%	16,048	15,680
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3100 Class
01/15/2036	0.000%	62,180	51,754
CMO Series 3117 Class OG
02/15/2036	0.000%	26,771	22,995
CMO Series 3181 Class OH
07/15/2036	0.000%	152,060	124,055
CMO Series 3316 Class JO
05/15/2037	0.000%	5,868	4,678
CMO Series 3607 Class TO
10/15/2039	0.000%	133,364	108,738
CMO STRIPS Series 197 Class
04/01/2028	0.000%	45,798	42,577
CMO STRIPS Series 310 Class
09/15/2043	0.000%	783,813	583,477
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 3380 Class SI
-1.0 x 30-day Average SOFR + 6.256% Cap 6.370% 10/15/2037	0.917%	1,123,797	119,056
CMO Series 3385 Class SN
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 11/15/2037	0.547%	26,803	1,746
CMO Series 3451 Class SA
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 05/15/2038	0.597%	17,849	1,399
CMO Series 3531 Class SM
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 05/15/2039	0.647%	20,644	1,172
CMO Series 3608 Class SC
-1.0 x 30-day Average SOFR + 6.136% Cap 6.250% 12/15/2039	0.797%	108,240	9,368
CMO Series 3740 Class SB
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 10/15/2040	0.547%	137,355	9,538
CMO Series 3740 Class SC
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 10/15/2040	0.547%	204,184	20,247
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 239 Class S30
-1.0 x 30-day Average SOFR + 7.586% Cap 7.700% 08/15/2036	2.247%	161,590	21,163
Federal Home Loan Mortgage Corp.(c)
CMO Series 3688 Class GT
11/15/2046	7.540%	175,449	188,366
CMO Series 4272 Class W
04/15/2040	5.640%	1,046,847	1,082,474
Federal Home Loan Mortgage Corp.(d)
CMO Series 3714 Class IP
08/15/2040	5.000%	103,195	6,378
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 3802 Class LS
01/15/2040	5.856%	264,412	14,508
Federal Home Loan Mortgage Corp. REMICS
CMO Series 5178 Class TP
04/25/2049	2.500%	2,359,983	2,054,007
CMO Series 5202 Class LA
05/25/2049	2.500%	2,147,616	1,881,238
CMO Series 5203 Class G
11/25/2048	2.500%	956,105	843,888
Federal Home Loan National Mortgage Corp.(b)
12-month Term SOFR + 1.637% Cap 7.501% 09/01/2045	6.840%	1,656,793	1,689,693
12-month Term SOFR + 1.679% Cap 7.722% 09/01/2047	6.263%	1,089,711	1,100,812
12-month Term SOFR + 1.637% Floor 1.637%, Cap 8.003% 04/01/2048	5.712%	2,382,555	2,416,578
12-month Term SOFR + 1.638% Floor 1.638%, Cap 8.653% 03/01/2049	5.218%	994,637	1,006,275
Federal National Mortgage Association
08/01/2026- 10/01/2038	6.500%	950,445	996,945
01/01/2027- 09/01/2062	4.000%	48,096,475	46,598,161
03/01/2028- 03/01/2047	2.000%	163,392,545	139,974,331
05/01/2033- 06/01/2062	3.500%	88,346,666	82,819,096
11/01/2033- 04/01/2036	5.500%	153,858	154,346
04/01/2035- 11/01/2048	6.000%	264,213	272,313
01/01/2036- 07/01/2053	5.000%	19,372,512	19,205,497
11/01/2037- 01/01/2039	7.000%	322,953	340,471
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/2039- 06/01/2062	3.000%	213,553,732	193,655,217
12/01/2040- 03/01/2062	2.500%	83,603,949	72,232,409
06/01/2041- 12/01/2061	4.500%	16,843,149	16,449,597
11/01/2041- 07/01/2051	1.500%	10,690,852	8,532,719
CMO Series 1999-7 Class AB
03/25/2029	6.000%	54,103	54,009
CMO Series 2001-60 Class PX
11/25/2031	6.000%	92,380	94,101
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	287,403	289,867
CMO Series 2002-78 Class Z
12/25/2032	5.500%	115,734	115,780
CMO Series 2003-W19 Class 1A7
11/25/2033	5.620%	1,582,660	1,575,093
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	554,512	561,065
CMO Series 2004-65 Class LT
08/25/2024	4.500%	4,412	4,378
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	906,886	906,089
CMO Series 2005-121 Class DX
01/25/2026	5.500%	26,404	26,160
CMO Series 2006-105 Class ME
11/25/2036	5.500%	351,034	356,527
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	265,527	264,899
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	96,793	95,492
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	92,845	94,399
CMO Series 2007-116 Class PB
08/25/2035	5.500%	100,934	102,780
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	127,529	127,615
CMO Series 2007-42 Class B
05/25/2037	6.000%	94,859	97,016
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	172,898	173,987
CMO Series 2008-80 Class GP
09/25/2038	6.250%	15,029	15,666
CMO Series 2009-59 Class HB
08/25/2039	5.000%	215,091	215,443
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-60 Class HT
08/25/2039	6.000%	206,583	215,889
CMO Series 2009-79 Class UA
03/25/2038	7.000%	13,130	13,539
CMO Series 2009-W1 Class A
12/25/2049	6.000%	335,483	338,926
CMO Series 2010-111 Class AM
10/25/2040	5.500%	594,831	613,617
CMO Series 2010-2 Class LC
02/25/2040	5.000%	967,481	968,502
CMO Series 2011-118 Class MT
11/25/2041	7.000%	278,882	297,754
CMO Series 2011-118 Class NT
11/25/2041	7.000%	294,654	317,042
CMO Series 2011-31 Class DB
04/25/2031	3.500%	1,150,616	1,111,441
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	150,832	154,250
CMO Series 2011-44 Class EB
05/25/2026	3.000%	273,260	267,689
CMO Series 2011-46 Class B
05/25/2026	3.000%	698,789	684,192
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	760,826	785,022
CMO Series 2012-151 Class NX
01/25/2043	1.500%	542,052	456,528
CMO Series 2012-66 Class CB
06/25/2032	3.000%	2,330,946	2,219,526
CMO Series 2013-100 Class WB
10/25/2033	3.000%	2,261,194	2,148,232
CMO Series 2013-101 Class E
10/25/2033	3.000%	2,219,671	2,101,415
CMO Series 2013-108 Class GU
10/25/2033	3.000%	1,811,727	1,719,189
CMO Series 2013-43 Class BP
05/25/2043	1.750%	2,031,442	1,728,352
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	822,813
CMO Series 2013-81 Class TA
02/25/2043	3.000%	873,089	844,366
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,434,134
CMO Series 2015-84 Class PA
08/25/2033	1.700%	1,979,607	1,807,880
CMO Series 2016-48 Class MA
06/25/2038	2.000%	1,938,983	1,772,532
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-57 Class PC
06/25/2046	1.750%	4,251,466	3,542,586
CMO Series 2017-13 Class PA
08/25/2046	3.000%	45,860	42,060
CMO Series 2018-14 Class KC
03/25/2048	3.000%	98,995	92,971
CMO Series 2018-8 Class KL
03/25/2047	2.500%	721,773	648,429
CMO Series 2019-25 Class PA
05/25/2048	3.000%	1,633,824	1,498,999
CMO Series 2019-8 Class GA
03/25/2049	3.000%	3,536,823	3,177,203
CMO Series 2020-48 Class AB
07/25/2050	2.000%	1,954,640	1,623,352
CMO Series 2020-48 Class DA
07/25/2050	2.000%	2,727,846	2,301,580
CMO Series 2020-M5 Class A2
01/25/2030	2.210%	4,924,621	4,309,670
CMO Series 2021-78 Class ND
11/25/2051	1.500%	8,986,530	7,363,658
CMO Series G94-8 Class K
07/17/2024	8.000%	3,591	3,592
CMO STRIPS Series 414 Class A35
10/25/2042	3.500%	232,226	216,920
Federal National Mortgage Association(b)
6-month Term SOFR + 2.500% Floor 2.500%, Cap 11.205% 03/01/2036	6.162%	91,031	93,694
12-month Term SOFR + 1.578% Floor 1.578%, Cap 7.697% 06/01/2045	5.391%	420,620	428,494
12-month Term SOFR + 1.582% Floor 1.582%, Cap 7.676% 01/01/2046	4.793%	1,058,071	1,077,704
12-month Term SOFR + 1.606% Floor 1.606%, Cap 7.778% 06/01/2050	2.778%	1,172,048	1,092,766
30-day Average SOFR + 2.120% Floor 2.120%, Cap 9.132% 07/01/2052	4.132%	2,392,452	2,286,745
30-day Average SOFR + 2.125% Floor 2.125%, Cap 9.355% 07/01/2052	4.355%	2,877,821	2,803,289
30-day Average SOFR + 2.370% Floor 2.370%, Cap 8.677% 08/01/2052	3.677%	1,695,327	1,615,242
30-day Average SOFR + 2.120% Floor 2.120%, Cap 8.962% 08/01/2052	3.962%	675,968	643,042
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
30-day Average SOFR + 2.126% Floor 2.126%, Cap 9.295% 08/01/2052	4.295%	3,069,375	2,983,981
30-day Average SOFR + 2.125% Floor 2.125%, Cap 9.616% 08/01/2052	4.616%	3,330,725	3,271,677
30-day Average SOFR + 2.130% Floor 2.130%, Cap 9.649% 08/01/2052	4.649%	2,626,905	2,583,128
30-day Average SOFR + 2.120% Floor 2.120%, Cap 9.122% 09/01/2052	4.122%	2,313,665	2,261,907
30-day Average SOFR + 2.370% Floor 2.370%, Cap 9.213% 09/01/2052	4.213%	767,157	743,581
30-day Average SOFR + 2.132% Floor 2.132%, Cap 9.147% 10/01/2052	4.147%	5,570,247	5,447,242
30-day Average SOFR + 2.127% Floor 2.127%, Cap 9.222% 11/01/2052	4.222%	1,954,099	1,915,200
30-day Average SOFR + 2.120% Floor 2.120%, Cap 9.489% 11/01/2052	4.489%	1,057,136	1,042,509
CMO Series 2003-W8 Class 3F1
30-day Average SOFR + 0.514% Floor 0.400%, Cap 8.000% 05/25/2042	5.852%	101,377	101,357
CMO Series 2005-SV Class 75
-4.0 x 30-day Average SOFR + 23.742% Cap 24.200% 09/25/2035	2.392%	19,074	20,589
CMO Series 2005-W3 Class 2AF
30-day Average SOFR + 0.334% Floor 0.220%, Cap 9.500% 03/25/2045	5.672%	171,168	169,464
CMO Series 2007-101 Class A2
30-day Average SOFR + 0.364% Floor 0.250% 06/27/2036	5.702%	128,129	123,537
CMO Series 2010-28 Class BS
-2.2 x 30-day Average SOFR + 11.330% Cap 11.588% 04/25/2040	0.000%	27,355	22,888
CMO Series 2010-35 Class SJ
-3.3 x 30-day Average SOFR + 17.285% Cap 17.667% 04/25/2040	0.000%	176,120	177,734
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-49 Class SC
-2.0 x 30-day Average SOFR + 12.431% Cap 12.660% 03/25/2040	1.756%	112,634	109,388
CMO Series 2011-75 Class FA
30-day Average SOFR + 0.664% Floor 0.550%, Cap 6.500% 08/25/2041	6.002%	98,915	98,512
CMO Series 2019-67 Class FB
30-day Average SOFR + 0.564% Floor 0.450%, Cap 6.500% 11/25/2049	5.902%	758,346	738,192
Federal National Mortgage Association(l)
10/01/2040	2.000%	8,119,072	6,989,473
Federal National Mortgage Association(b),(d)
CMO Series 1996-4 Class SA
-1.0 x 30-day Average SOFR + 8.386% Cap 8.500% 02/25/2024	3.282%	260	1
CMO Series 2006-117 Class GS
-1.0 x 30-day Average SOFR + 6.536% Cap 6.650% 12/25/2036	1.198%	102,153	5,607
CMO Series 2006-43 Class SI
-1.0 x 30-day Average SOFR + 6.486% Cap 6.600% 06/25/2036	1.148%	412,713	37,426
CMO Series 2006-58 Class IG
-1.0 x 30-day Average SOFR + 6.406% Cap 6.520% 07/25/2036	1.068%	97,966	7,203
CMO Series 2006-8 Class WN
-1.0 x 30-day Average SOFR + 6.586% Cap 6.700% 03/25/2036	1.248%	465,401	46,865
CMO Series 2006-94 Class GI
-1.0 x 30-day Average SOFR + 6.536% Cap 6.650% 10/25/2026	1.198%	88,381	1,960
CMO Series 2007-109 Class PI
-1.0 x 30-day Average SOFR + 6.236% Cap 6.350% 12/25/2037	0.898%	90,495	5,039
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-65 Class KI
-1.0 x 30-day Average SOFR + 6.506% Cap 6.620% 07/25/2037	1.168%	65,909	6,868
CMO Series 2007-72 Class EK
-1.0 x 30-day Average SOFR + 6.286% Cap 6.400% 07/25/2037	0.948%	427,324	42,284
CMO Series 2007-W7 Class 2A2
-1.0 x 30-day Average SOFR + 6.416% Cap 6.530% 07/25/2037	1.078%	135,386	9,371
CMO Series 2009-112 Class ST
-1.0 x 30-day Average SOFR + 6.136% Cap 6.250% 01/25/2040	0.798%	124,421	11,536
CMO Series 2009-17 Class QS
-1.0 x 30-day Average SOFR + 6.536% Cap 6.650% 03/25/2039	1.198%	28,613	2,733
CMO Series 2009-37 Class KI
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 06/25/2039	0.548%	122,422	6,945
CMO Series 2009-68 Class SA
-1.0 x 30-day Average SOFR + 6.636% Cap 6.750% 09/25/2039	1.298%	184,692	21,398
CMO Series 2010-125 Class SA
-1.0 x 30-day Average SOFR + 4.326% Cap 4.440% 11/25/2040	0.000%	316,687	11,697
CMO Series 2010-147 Class SA
-1.0 x 30-day Average SOFR + 6.416% Cap 6.530% 01/25/2041	1.078%	822,437	111,923
CMO Series 2010-35 Class SB
-1.0 x 30-day Average SOFR + 6.306% Cap 6.420% 04/25/2040	0.968%	77,285	6,544
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-42 Class S
-1.0 x 30-day Average SOFR + 6.286% Cap 6.400% 05/25/2040	0.948%	69,424	4,729
CMO Series 2010-68 Class SA
-1.0 x 30-day Average SOFR + 4.886% Cap 5.000% 07/25/2040	0.000%	288,598	18,464
Federal National Mortgage Association(c)
CMO Series 2003-W16 Class AF5
11/25/2033	4.594%	209,613	204,156
CMO Series 2010-61 Class WA
06/25/2040	5.983%	54,901	55,982
CMO Series 2011-2 Class WA
02/25/2051	5.831%	48,514	48,984
CMO Series 2011-43 Class WA
05/25/2051	5.747%	65,317	65,877
Federal National Mortgage Association(g)
CMO Series 2006-15 Class OP
03/25/2036	0.000%	74,428	61,902
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	126,928	102,621
CMO Series 2009-86 Class BO
03/25/2037	0.000%	24,433	21,221
CMO Series 2013-101 Class DO
10/25/2043	0.000%	878,841	651,362
CMO Series 2013-128 Class
12/25/2043	0.000%	520,233	395,078
CMO Series 2013-92 Class
09/25/2043	0.000%	576,281	430,257
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	378	377
Federal National Mortgage Association(d)
CMO Series 2009-86 Class IP
10/25/2039	5.500%	55,580	9,946
Federal National Mortgage Association(c),(d)
CMO Series 2011-30 Class LS
04/25/2041	0.000%	191,543	12,073
Federal National Mortgage Association REMICS
CMO Series 2021-78 Class PA
11/25/2051	2.500%	1,631,660	1,414,438
CMO Series 2022-28C Class CA
01/25/2048	2.000%	1,775,313	1,594,055
Freddie Mac REMICS
CMO Series 205119 Class AB
08/25/2049	1.500%	1,449,300	1,157,450
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 205217 Class CD
07/25/2049	2.500%	1,747,034	1,590,791
CMO Series 3924 Class NC
09/15/2041	4.000%	1,310,058	1,268,512
CMO Series 4047 Class CX
05/15/2042	3.500%	2,501,000	2,293,619
CMO Series 4091 Class BX
10/15/2041	3.250%	1,337,144	1,241,473
CMO Series 4091 Class EX
07/15/2042	3.375%	850,413	791,578
CMO Series 4091 Class MX
02/15/2042	3.250%	1,078,259	996,590
CMO Series 4117 Class HB
10/15/2042	2.500%	859,000	742,467
CMO Series 4446 Class CP
03/15/2045	2.250%	1,174,582	1,028,427
CMO Series 4582 Class HA
09/15/2045	3.000%	4,272,297	3,968,870
CMO Series 4719 Class LA
09/15/2047	3.500%	1,225,420	1,127,672
CMO Series 4719 Class LM
09/15/2047	3.000%	969,785	866,065
CMO Series 4857 Class JA
01/15/2049	3.350%	3,900,071	3,707,802
CMO Series 4927 Class BG
11/25/2049	3.000%	1,680,413	1,515,467
CMO Series 4937 Class MD
10/25/2049	2.500%	1,680,151	1,473,715
CMO Series 4941 Class GA
12/15/2047	2.000%	956,165	802,566
CMO Series 4979A Class UC
06/25/2050	1.500%	3,059,677	2,477,310
CMO Series 5020 Class ET
10/25/2050	3.500%	1,374,176	1,254,320
CMO Series 5058 Class BC
11/25/2050	5.000%	986,361	989,789
CMO Series 5092Z Class HE
02/25/2051	2.000%	1,652,136	1,381,787
CMO Series 5116 Class PB
02/25/2051	2.250%	1,732,116	1,475,372
CMO Series 5118 Class CA
10/15/2033	1.500%	1,458,000	1,281,084
CMO Series 5143 Class GA
06/25/2049	2.000%	1,061,255	874,413
CMO Series 5156 Class DC
09/25/2051	2.000%	1,870,590	1,594,960
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5159 Class UA
12/25/2048	2.500%	1,830,515	1,604,337
CMO Series 5182 Class D
11/25/2043	2.500%	7,126,142	6,501,045
CMO Series 5182 Class M
05/25/2049	2.500%	1,432,876	1,253,446
CMO Series 5184E Class AB
05/25/2048	2.500%	1,045,723	922,636
CMO Series 5194 Class G
01/25/2051	2.500%	2,070,026	1,707,314
CMO Series 5201 Class CA
07/25/2048	2.500%	2,111,547	1,879,224
CMO Series 5202 Class BH
12/25/2047	2.000%	1,140,708	1,027,061
CMO Series 5202 Class MB
11/25/2048	3.000%	2,658,589	2,404,028
CMO Series 5202R Class TA
12/25/2048	2.500%	3,197,384	2,896,437
CMO Series 5207 Class PA
06/25/2051	3.000%	2,242,552	2,014,166
CMO Series 5209 Class EA
08/25/2050	3.000%	1,710,709	1,557,123
CMO Series 5209 Class EJ
08/25/2050	3.000%	1,710,709	1,557,123
CMO Series 5210 Class DC
09/25/2051	3.000%	1,611,613	1,489,347
CMO Series 5220 Class QK
09/25/2050	3.500%	3,311,290	3,139,526
CMO Series 5300 Class C
09/25/2047	2.000%	2,870,391	2,560,205
Freddie Mac REMICS(b)
CMO Series 4248 Class FT
30-day Average SOFR + 0.614% Floor 0.500%, Cap 6.500% 09/15/2043	5.953%	866,086	848,784
CMO Series 4286 Class VF
30-day Average SOFR + 0.564% Floor 0.450%, Cap 6.500% 12/15/2043	5.903%	1,833,472	1,792,384
CMO Series 4614 Class FG
30-day Average SOFR + 0.614% Floor 0.500%, Cap 6.500% 09/15/2046	5.953%	992,285	966,567
CMO Series 4631 Class FA
30-day Average SOFR + 0.614% Floor 0.500%, Cap 6.500% 11/15/2046	5.953%	1,654,275	1,612,998
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4793 Class FD
30-day Average SOFR + 0.414% Floor 0.300%, Cap 6.500% 06/15/2048	5.753%	377,835	364,118
CMO Series 4826 Class KF
30-day Average SOFR + 0.414% Floor 0.300%, Cap 6.500% 09/15/2048	5.753%	794,009	768,795
CMO Series 4903 Class NF
30-day Average SOFR + 0.514% Floor 0.400%, Cap 6.500% 08/25/2049	5.852%	759,185	739,836
CMO Series 4990 Class FN
30-day Average SOFR + 0.464% Floor 0.350%, Cap 6.500% 05/25/2050	5.802%	2,088,731	2,016,629
CMO Series 5119 Class QF
30-day Average SOFR + 0.200% Floor 0.200%, Cap 6.500% 06/25/2051	5.528%	2,125,144	2,011,091
CMO Series 5335 Class FB
30-day Average SOFR + 0.814% Floor 0.700%, Cap 7.500% 10/15/2039	6.139%	3,800,421	3,795,318
Government National Mortgage Association
12/20/2037- 09/20/2050	2.500%	9,442,430	8,541,633
09/20/2038	7.000%	38,057	40,029
08/20/2039- 01/20/2053	6.000%	7,594,197	7,777,164
07/20/2040- 12/15/2040	3.750%	1,308,033	1,252,454
11/15/2040- 11/20/2040	3.625%	612,353	579,867
12/15/2040	3.490%	1,103,842	1,071,995
06/20/2043- 03/20/2052	3.000%	29,633,889	26,886,520
05/20/2045- 08/20/2052	4.000%	23,349,015	22,324,950
08/15/2047- 04/20/2050	4.500%	8,639,934	8,473,249
01/20/2048- 02/20/2052	3.500%	35,222,987	32,700,822
12/20/2048	5.000%	739,331	745,982
11/01/2070	2.931%	3,333,168	2,951,665
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	253,684	256,963
CMO Series 2005-26 Class XY
03/20/2035	5.500%	245,537	249,087
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	250,330	252,675
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-17 Class JN
04/20/2036	6.000%	108,340	110,784
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	391,899	391,737
CMO Series 2006-69 Class MB
12/20/2036	5.500%	452,896	463,285
CMO Series 2008-23 Class PH
03/20/2038	5.000%	373,434	374,990
CMO Series 2009-104 Class AB
08/16/2039	7.000%	65,916	65,757
CMO Series 2010-130 Class CP
10/16/2040	7.000%	197,917	209,945
CMO Series 2010-163 Class NC
12/20/2040	4.000%	1,537,476	1,512,158
CMO Series 2013-152 Class HA
06/20/2043	2.500%	1,656,219	1,506,937
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	698	630
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	2,669	2,427
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	30,626	28,641
CMO Series 2014-181 Class L
12/20/2044	3.000%	1,028,000	918,974
CMO Series 2015-144 Class CA
10/20/2045	2.500%	1,725,365	1,510,535
CMO Series 2016-93 Class AB
07/20/2044	1.750%	1,875,713	1,508,047
CMO Series 2017-139 Class GA
09/20/2047	3.000%	3,874,772	3,515,144
CMO Series 2017-167 Class BQ
08/20/2044	2.500%	777,329	711,521
CMO Series 2018-65 Class DC
05/20/2048	3.500%	1,261,000	1,148,881
CMO Series 2020-133 Class GA
09/20/2050	1.000%	2,015,681	1,702,142
CMO Series 2020-138 Class LE
09/20/2050	1.500%	4,456,612	3,558,371
CMO Series 2021-215 Class GA
12/20/2051	2.000%	1,037,697	887,824
CMO Series 2021-227 Class E
07/20/2050	2.500%	7,468,975	6,508,015
CMO Series 2021-27 Class BD
02/20/2051	5.000%	1,333,360	1,331,096
CMO Series 2021-27 Class NT
02/20/2051	5.000%	1,495,976	1,445,870
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-27 Class Q
02/20/2051	5.000%	1,318,749	1,278,442
CMO Series 2021-8 Class CY
01/20/2051	5.000%	1,183,942	1,191,266
CMO Series 2022-107 Class C
06/20/2051	2.500%	6,180,198	4,964,822
CMO Series 2022-153 Class KA
12/20/2049	4.000%	1,718,069	1,669,555
CMO Series 2022-191 Class B
06/20/2041	4.000%	7,263,000	6,824,373
CMO Series 2022-191 Class BY
08/20/2041	4.000%	7,991,000	7,512,435
CMO Series 2022-205 Class A
09/20/2051	2.000%	2,258,934	1,816,144
CMO Series 2022-31 Class GH
12/20/2049	2.500%	4,004,417	3,544,951
CMO Series 2022-34 Class DN
09/20/2041	3.500%	3,194,108	2,987,411
CMO Series 2022-5 Class BA
10/20/2049	2.000%	7,669,419	6,567,122
CMO Series 2022-50 Class DC
08/20/2051	2.500%	1,858,860	1,626,100
CMO Series 2022-66 Class CG
04/20/2052	3.500%	3,597,669	3,405,019
CMO Series 2022-84 Class A
01/20/2052	2.500%	1,923,267	1,578,979
Government National Mortgage Association(c)
03/20/2048	4.768%	3,008,493	2,976,730
05/20/2063	4.390%	13,292	13,054
CMO Series 2010-H17 Class XQ
07/20/2060	5.140%	3,565	2,831
CMO Series 2011-137 Class WA
07/20/2040	5.590%	393,276	405,029
CMO Series 2012-141 Class WC
01/20/2042	3.715%	280,559	265,895
CMO Series 2013-54 Class WA
11/20/2042	4.906%	757,658	752,012
CMO Series 2013-75 Class WA
06/20/2040	5.106%	220,403	220,917
CMO Series 2021-27 Class CW
02/20/2051	5.001%	1,667,853	1,641,146
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
1-year CMT + 1.700% 02/20/2072	7.163%	6,122,380	6,284,038
1-year CMT + 1.695% 04/20/2072	7.170%	6,553,104	6,728,240
1-year CMT + 1.727% 04/20/2072	7.216%	5,615,076	5,768,303
CMO Series 2007-16 Class NS
-3.5 x 1-month Term SOFR + 22.874% Cap 23.275% 04/20/2037	4.122%	38,777	42,220
CMO Series 2012-H10 Class FA
1-month Term SOFR + 0.664% Floor 0.550%, Cap 10.500% 12/20/2061	5.987%	283,746	282,705
CMO Series 2012-H21 Class CF
1-month Term SOFR + 0.814% Floor 0.700% 05/20/2061	4.870%	5,607	5,426
CMO Series 2012-H21 Class DF
1-month Term SOFR + 0.764% Floor 0.650% 05/20/2061	4.870%	5,000	4,966
CMO Series 2012-H26 Class MA
1-month Term SOFR + 0.664% Floor 0.550% 07/20/2062	4.878%	2,929	2,901
CMO Series 2012-H28 Class FA
1-month Term SOFR + 0.694% Floor 0.580% 09/20/2062	4.977%	5,264	5,226
CMO Series 2012-H29 Class FA
1-month Term SOFR + 0.629% Floor 0.515%, Cap 11.500% 10/20/2062	5.952%	256,703	255,708
CMO Series 2013-H01 Class TA
1-month Term SOFR + 0.614% Floor 0.500%, Cap 10.500% 01/20/2063	4.691%	4,429	4,366
CMO Series 2013-H05 Class FB
1-month Term SOFR + 0.514% Floor 0.400% 02/20/2062	4.968%	5,678	5,571
CMO Series 2013-H07 Class GA
1-month Term SOFR + 0.584% Floor 0.470%, Cap 10.500% 03/20/2063	5.907%	246,866	245,164
CMO Series 2013-H07 Class HA
1-month Term SOFR + 0.524% Floor 0.410%, Cap 11.000% 03/20/2063	5.847%	292,307	290,650
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H09 Class GA
1-month Term SOFR + 0.594% Floor 0.480%, Cap 11.000% 04/20/2063	5.917%	213,481	212,426
CMO Series 2013-H09 Class SA
1-month Term SOFR + 0.614% Floor 0.500%, Cap 10.500% 04/20/2063	5.937%	1,187,376	1,182,206
CMO Series 2013-H21 Class FA
1-month Term SOFR + 0.864% Floor 0.750%, Cap 11.000% 09/20/2063	6.187%	112,355	112,266
CMO Series 2013-H21 Class FB
1-month Term SOFR + 0.814% Floor 0.700%, Cap 11.000% 09/20/2063	6.137%	563,475	562,789
CMO Series 2015-161 Class GF
1-month Term SOFR + 0.414% Floor 0.300%, Cap 6.500% 11/20/2045	5.772%	932,803	904,324
CMO Series 2015-H23 Class FB
1-month Term SOFR + 0.634% Floor 0.520%, Cap 11.000% 09/20/2065	5.957%	828,684	824,821
CMO Series 2015-H26 Class FG
1-month Term SOFR + 0.634% Floor 0.520%, Cap 11.000% 10/20/2065	5.957%	460,909	456,472
CMO Series 2015-H30 Class FE
1-month Term SOFR + 0.714% Floor 0.600%, Cap 11.000% 11/20/2065	6.037%	3,698,804	3,686,062
CMO Series 2020-H05 Class FK
1-month Term SOFR + 0.724% Floor 0.610%, Cap 99.000% 03/20/2070	6.047%	2,557,905	2,512,284
CMO Series 2022-197 Class LF
30-day Average SOFR + 0.700% Floor 0.700%, Cap 7.000% 11/20/2052	6.038%	5,664,837	5,612,291
Government National Mortgage Association(b),(d)
CMO Series 2005-3 Class SE
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 01/20/2035	0.628%	367,015	17,647
CMO Series 2007-40 Class SN
-1.0 x 1-month Term SOFR + 6.566% Cap 6.680% 07/20/2037	1.208%	245,753	8,049
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2008-62 Class SA
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2038	0.678%	226,598	3,057
CMO Series 2008-76 Class US
-1.0 x 1-month Term SOFR + 5.786% Cap 5.900% 09/20/2038	0.428%	287,549	9,288
CMO Series 2008-95 Class DS
-1.0 x 1-month Term SOFR + 7.186% Cap 7.300% 12/20/2038	1.828%	238,634	8,365
CMO Series 2009-106 Class ST
-1.0 x 1-month Term SOFR + 5.886% Cap 6.000% 02/20/2038	0.528%	391,379	17,950
CMO Series 2009-64 Class SN
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 07/16/2039	0.627%	131,065	7,208
CMO Series 2009-67 Class SA
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 08/16/2039	0.577%	111,127	7,759
CMO Series 2009-72 Class SM
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 08/16/2039	0.777%	284,529	18,520
CMO Series 2009-81 Class SB
-1.0 x 1-month Term SOFR + 5.976% Cap 6.090% 09/20/2039	0.618%	395,841	30,326
CMO Series 2010-47 Class PX
-1.0 x 1-month Term SOFR + 6.586% Cap 6.700% 06/20/2037	1.228%	454,324	32,273
CMO Series 2011-75 Class SM
-1.0 x 1-month Term SOFR + 6.486% Cap 6.600% 05/20/2041	1.128%	222,474	12,428
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(g)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	41,395	36,425
CMO Series 2010-157 Class OP
12/20/2040	0.000%	221,422	186,255
Government National Mortgage Association(d)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	296,934	62,402
Government National Mortgage Association TBA(m)
01/22/2054	5.000%	36,900,000	36,640,593
01/22/2054	5.500%	24,000,000	24,172,560
01/22/2054	6.500%	14,000,000	14,330,859
Seasoned Credit Risk Transfer Trust
CMO Series 2018-4 Class MZ (FHLMC)
03/25/2058	3.500%	3,953,070	2,892,831
Uniform Mortgage-Backed Security TBA(m)
01/16/2054	2.500%	2,825,000	2,403,016
01/16/2054	3.000%	28,000,000	24,765,781
01/16/2054	4.000%	8,050,000	7,613,225
01/16/2054	4.500%	6,480,000	6,281,044
01/16/2054	6.000%	31,100,000	31,576,219
01/16/2054	6.500%	55,000,000	56,359,961
01/16/2054- 02/13/2054	7.000%	26,300,000	27,121,574
Total Residential Mortgage-Backed Securities - Agency (Cost $1,514,974,035)			1,489,520,608

Residential Mortgage-Backed Securities - Non-Agency 3.5%

Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-B Class A
06/25/2066	2.239%	2,535,726	2,469,970
Anchor Mortgage Trust(a),(c)
CMO Series 2021-1 Class A2
10/25/2026	3.650%	6,666,667	6,518,510
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-2 Class A1A
01/26/2065	2.531%	725,409	661,272
CMO Series 2021-6 Class A1
09/25/2066	1.483%	1,380,815	1,107,893
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2020-5 Class A1
05/25/2065	1.373%	168,076	151,272
ANTLR Mortgage Trust(a),(c)
CMO Series 2021-RTL1 Class A1
11/25/2024	2.115%	542,484	540,871
CMO Series 2021-RTL1 Class A2
01/25/2025	3.981%	4,600,000	4,361,058
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	22,686	21,757
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2003-4 Class 3A1
07/25/2033	5.472%	14,764	13,937
CMO Series 2003-7 Class 6A
10/25/2033	5.612%	73,855	69,591
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month Term SOFR + 1.014% Floor 0.900%, Cap 11.000% 12/25/2033	6.370%	177,107	169,231
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-2 Class A1
07/25/2049	2.879%	870,162	826,477
CMO Series 2019-3 Class A1
11/25/2059	2.724%	234,472	228,175
Chase Mortgage Finance Corp.(c)
CMO Series 2007-A1 Class 1A3
02/25/2037	5.342%	106,587	103,543
CMO Series 2007-A1 Class 2A1
02/25/2037	5.256%	44,369	41,845
CMO Series 2007-A1 Class 7A1
02/25/2037	5.459%	20,060	19,866
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	25,243	23,704
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	74,355	72,688
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2009-10 Class 1A1
09/25/2033	5.662%	50,314	48,610
COLT Mortgage Loan Trust(a),(c)
CMO Series 2021-2 Class A1
08/25/2066	0.924%	1,823,581	1,440,671
CMO Series 2021-4 Class A1
10/25/2066	1.397%	1,945,179	1,556,293
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	95,307	91,464
CMO Series 2004-3 Class A26
04/25/2034	5.500%	45,006	43,295
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	98,116	97,233
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	32,601	31,153
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	4,757	4,678
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	66,291	64,731
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	112,171	109,466
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	3,590,058	3,538,751
DBRR Trust(a),(c)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	2,877,853
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	1,072,182	1,022,944
FMC GMSR Issuer Trust(a),(c)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	5,000,000	4,499,403
CMO Series 2021-GT1 Class B
07/25/2026	4.360%	6,000,000	4,833,397
CMO Series 2021-GT2 Class B
10/25/2026	4.440%	3,828,000	3,074,566
FMC GMSR Issuer Trust(a),(c),(f)
CMO Series 2021-GT1 Class A
02/25/2024	3.650%	8,000,000	7,783,974
FMC GMSR Issuer Trust(a)
CMO Series 2022-GT1 Class B
04/25/2027	7.170%	6,000,000	5,308,272
CMO Series 2022-GT2 Class B
07/25/2027	10.070%	6,000,000	6,130,373
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month Term SOFR + 0.464% Floor 0.350%, Cap 10.000% 09/25/2035	5.820%	427,476	358,397
GSMPS Mortgage Loan Trust(a),(c),(d)
CMO Series 2005-RP3 Class 1AS
09/25/2035	0.000%	331,294	4,051
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	90,681	90,040
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month Term SOFR + 0.614% Floor 0.500%, Cap 5.500% 06/25/2035	5.500%	5,811	5,465
HarborView Mortgage Loan Trust(c)
CMO Series 2004-3 Class 1A
05/19/2034	5.375%	339,197	324,121
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Headlands Residential LLC(a),(c)
CMO Series 2021-RPL1 Class NOTE
09/25/2026	2.487%	6,992,329	6,569,421
Hundred Acre Wood Trust(a),(f)
CMO Series 2018-1 Class A
02/13/2025	7.250%	2,000,000	1,940,000
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month Term SOFR + 0.714% Floor 0.600%, Cap 10.250% 05/25/2035	6.070%	134,239	125,034
Impac Secured Assets CMN Owner Trust(c)
CMO Series 2003-3 Class A1
08/25/2033	5.200%	45,563	43,867
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month Term SOFR + 0.814% Floor 0.350%, Cap 11.500% 05/25/2036	6.170%	23,458	20,932
JPMorgan Mortgage Trust(c)
CMO Series 2006-A2 Class 5A3
11/25/2033	6.129%	58,624	56,449
CMO Series 2007-A1 Class 5A5
07/25/2035	5.045%	67,177	65,749
LHOME Mortgage Trust(a),(c)
CMO Series 2021-RTL1 Class A1
09/25/2026	2.090%	81,780	81,739
CMO Series 2023-RTL2 Class A1
06/25/2028	8.000%	3,700,000	3,723,669
CMO Series 2023-RTL4 Class A1
11/25/2028	7.628%	4,165,000	4,164,960
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 2A1
04/21/2034	5.874%	58,717	55,683
CMO Series 2004-13 Class 3A7
11/21/2034	5.386%	107,305	100,421
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	17,290	14,410
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	67,464	64,658
CMO Series 2004-2 Class A2
08/25/2032	6.500%	106,256	102,255
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month Term SOFR + 0.894% Floor 0.390%, Cap 11.750% 03/25/2028	6.250%	25,183	23,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-E Class A1
1-month Term SOFR + 0.734% Floor 0.620%, Cap 11.750% 10/25/2028	5.780%	112,235	106,232
CMO Series 2004-A Class A1
1-month Term SOFR + 0.574% Floor 0.230%, Cap 11.750% 04/25/2029	5.930%	94,354	87,690
CMO Series 2004-G Class A2
6-month Term SOFR + 1.028% Floor 0.300%, Cap 11.750% 01/25/2030	6.362%	16,815	15,601
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2004-1 Class 2A1
12/25/2034	4.757%	77,734	72,267
CMO Series 2004-A4 Class A2
08/25/2034	4.930%	100,662	94,273
MFA Trust(a),(c)
CMO Series 2021-NQM2 Class A1
11/25/2064	1.029%	750,611	622,721
Mill City Securities Ltd.(a),(c)
CMO Series 2021-RS1 Class A2
04/28/2066	3.951%	4,449,000	3,985,287
Morgan Stanley Mortgage Loan Trust(c)
CMO Series 2004-3 Class 4A
04/25/2034	5.648%	96,883	95,472
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	78,015	68,138
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM4 Class A1
09/25/2059	2.492%	208,649	192,518
NewRez Warehouse Securitization Trust(a),(b)
CMO Series 2021-1 Class A
1-month Term SOFR + 0.864% Floor 0.750% 05/25/2055	6.220%	4,656,600	4,658,521
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-FNT2 Class A
05/25/2026	3.228%	2,445,762	2,270,499
Series 2020-PLS1 Class A
12/25/2025	3.844%	1,760,236	1,677,736
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	2,566,623	2,496,501
CMO Series 2021-2 Class A1
03/25/2026	2.115%	1,700,373	1,647,860
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	5,384,286	5,334,765
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	2,681,447	2,692,269
CMO Series 2021-NPL4 Class A1
10/27/2060	2.363%	2,501,509	2,379,574
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	2,233,091	2,202,106
CMO Series 2021-RN3 Class A1
09/25/2051	1.843%	4,209,786	3,993,267
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
30-day Average SOFR + 1.700% Floor 1.700% 12/27/2033	6.837%	614,664	614,861
RCO VI Mortgage LLC(a),(c)
CMO Series 2022-1 Class A1
01/25/2027	3.000%	3,334,054	3,208,811
CMO Series 2022-1 Class A2
01/25/2027	5.250%	2,500,000	2,376,559
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	113,602	114,123
Residential Asset Securitization Trust(c)
CMO Series 2004-IP2 Class 1A1
12/25/2034	5.896%	149,542	148,066
Seasoned Credit Risk Transfer Trust
CMO Series 2019-3 Class MB (FHLMC)
10/25/2058	3.500%	1,570,000	1,306,253
CMO Series 2019-4 Class M55D (FHLMC)
02/25/2059	4.000%	1,633,628	1,499,321
Seasoned Loans Structured Transaction
CMO Series 2018-2 Class A1
11/25/2028	3.500%	2,798,108	2,627,639
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month Term SOFR + 0.874% Floor 0.760%, Cap 12.500% 04/20/2033	6.206%	233,890	210,409
CMO Series 2003-8 Class A1
1-month Term SOFR + 0.754% Floor 0.640%, Cap 11.500% 01/20/2034	6.112%	179,198	167,939
CMO Series 2004-11 Class A1
1-month Term SOFR + 0.714% Floor 0.600%, Cap 11.500% 12/20/2034	6.072%	196,158	174,884
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-12 Class A3
6-month Term SOFR + 0.748% Floor 0.320%, Cap 11.500% 01/20/2035	6.082%	103,906	99,667
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2020-1 Class A1
02/25/2050	2.275%	89,112	82,079
CMO Series 2020-3 Class A1
04/25/2065	1.486%	436,479	405,362
CMO Series 2020-INV1 Class A1
11/25/2055	1.027%	378,169	341,168
CMO Series 2021-1 Class A1
05/25/2065	1.219%	500,784	442,679
CMO Series 2021-4 Class A1
08/25/2056	1.059%	1,776,795	1,471,141
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-4 Class 5A
04/25/2034	5.871%	59,215	54,112
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month Term SOFR + 0.774% Floor 0.330%, Cap 11.000% 10/19/2034	6.130%	145,874	135,283
CMO Series 2005-AR5 Class A3
1-month Term SOFR + 0.614% Floor 0.250%, Cap 11.000% 07/19/2035	5.970%	85,808	77,329
Structured Asset Securities Corp.(c)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.490%	194,238	185,386
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)
CMO Series 2003-34A Class 3A3
11/25/2033	5.670%	90,662	89,242
CMO Series 2003-40A Class 3A2
01/25/2034	5.867%	65,294	62,984
CMO Series 2004-6XS Class A5A
03/25/2034	5.518%	4,751	4,714
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	5.518%	5,701	5,657
Thornburg Mortgage Securities Trust(c)
CMO Series 2004-4 Class 3A
12/25/2044	5.243%	74,830	71,279
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	1,923,012	1,893,595
CMO Series 2021-NPL3 Class A1
05/25/2051	1.743%	2,736,583	2,640,538
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	4,683,231	4,595,861
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	70,611	72,484
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	3,780,677	3,605,106
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	2,585,197	2,496,494
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	1,982,854	1,927,749
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	2,246,444	2,166,500
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	2,276,054	2,105,764
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A1
11/25/2059	3.642%	343,366	330,995
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	140,039	134,678
CMO Series 2020-2 Class A1
05/25/2060	2.226%	219,416	215,388
CMO Series 2021-1 Class A1
01/25/2066	0.815%	650,240	547,082
CMO Series 2021-2 Class A1
02/25/2066	1.031%	1,271,403	1,074,779
CMO Series 2021-3 Class A1
06/25/2066	1.046%	1,242,800	1,029,347
CMO Series 2021-4 Class A1
07/25/2066	0.938%	1,596,850	1,237,756
CMO Series 2021-5 Class A1
09/25/2066	1.013%	4,280,653	3,485,174
CMO Series 2021-7 Class A1
10/25/2066	1.829%	1,808,075	1,556,975
CMO Series 2021-8 Class A1
11/25/2066	1.824%	1,758,037	1,505,948
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	531,703	489,305
CMO Series 2021-R3 Class A1
04/25/2064	1.020%	672,926	598,104
Visio Trust(a)
Series 2020-1R Class A1
11/25/2055	1.312%	406,314	373,552
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VM Master Issuer LLC(a),(c),(e),(f)
CMO Series 2022-1 Class A1B
05/24/2025	6.174%	7,692,000	7,457,394
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR11 Class A6
10/25/2033	5.867%	143,560	132,733
CMO Series 2003-AR5 Class A7
06/25/2033	4.819%	57,537	57,023
CMO Series 2003-AR6 Class A1
06/25/2033	5.346%	59,841	56,136
CMO Series 2003-AR7 Class A7
08/25/2033	5.582%	92,200	85,031
CMO Series 2004-AR3 Class A2
06/25/2034	4.508%	44,824	40,664
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	8,025	7,829
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-U Class A1
10/25/2034	5.485%	96,697	91,901
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $181,836,436)			170,575,722

U.S. Government & Agency Obligations 0.9%

Federal Home Loan Banks(i)
09/30/2031	1.250%	4,440,000	3,763,900
Federal Home Loan Mortgage Corp.(k)
12/14/2029	0.000%	3,534,000	2,774,863
Federal National Mortgage Association(k)
11/15/2030	0.000%	10,386,000	7,748,578
Federal National Mortgage Association
08/21/2035	1.520%	4,535,000	3,199,780
01/25/2036	1.900%	4,045,000	2,957,616
Israel Government AID Bond(k)
11/01/2024	0.000%	5,000,000	4,792,805
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,100,249
Residual Funding Corp.(k)
STRIPS
04/15/2030	0.000%	3,750,000	2,857,793
Tennessee Valley Authority
04/01/2036	5.880%	4,870,000	5,535,803
09/15/2060	4.625%	835,000	818,478
09/15/2065	4.250%	1,423,000	1,303,140
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee Valley Authority(k)
STRIPS
11/01/2025	0.000%	8,500,000	7,797,589
06/15/2035	0.000%	750,000	427,090
Total U.S. Government & Agency Obligations (Cost $48,823,875)			45,077,684

U.S. Treasury Obligations 17.4%

U.S. Treasury
11/30/2024	4.500%	652,000	649,682
01/31/2025	4.125%	4,622,000	4,593,474
04/30/2025	3.875%	9,712,000	9,624,744
05/31/2025	4.250%	14,514,000	14,460,139
09/15/2025	3.500%	1,119,000	1,102,652
09/30/2025	5.000%	33,579,000	33,923,972
11/30/2025	4.875%	15,446,000	15,608,304
02/15/2026	4.000%	264,000	262,866
05/31/2026	0.750%	1,498,000	1,382,958
08/15/2026	1.500%	13,636,000	12,763,509
11/15/2026	4.625%	19,146,000	19,452,635
12/15/2026	4.375%	18,897,000	19,087,446
07/31/2027	0.375%	17,781,000	15,683,398
07/31/2027	2.750%	16,717,000	16,048,320
11/30/2027	3.875%	5,347,000	5,336,139
01/31/2028	0.750%	5,655,000	4,986,120
07/31/2028	1.000%	9,065,000	7,972,951
08/15/2028	2.875%	6,785,000	6,492,927
08/31/2028	1.125%	1,954,000	1,725,321
09/30/2028	1.250%	30,000,000	26,589,844
10/31/2028	4.875%	30,515,000	31,854,799
11/15/2028	3.125%	4,310,000	4,164,201
11/30/2028	4.375%	26,403,000	27,021,820
03/31/2029	2.375%	11,412,000	10,598,003
06/30/2029	3.250%	32,375,000	31,355,694
07/31/2029	2.625%	2,070,000	1,939,493
02/28/2030	4.000%	11,159,000	11,219,154
10/31/2030	4.875%	4,128,000	4,368,585
11/30/2030	4.375%	2,929,000	3,013,666
02/15/2032	1.875%	24,015,000	20,656,652
08/15/2032	2.750%	29,525,000	27,056,895
11/15/2033	4.500%	10,182,000	10,697,464
05/15/2040	1.125%	15,846,000	10,223,146
08/15/2040	1.125%	72,741,000	46,474,680
11/15/2040	1.375%	102,325,000	67,998,160
02/15/2041	4.750%	2,429,000	2,628,254
05/15/2041	2.250%	21,530,000	16,430,081
08/15/2041	1.750%	52,434,000	36,523,558
11/15/2041	2.000%	7,612,000	5,517,511
11/15/2041	3.125%	1,595,000	1,388,398
02/15/2042	2.375%	6,126,000	4,709,362
11/15/2042	2.750%	6,935,000	5,613,016
11/15/2042	4.000%	10,520,000	10,242,206
02/15/2043	3.125%	2,000,000	1,712,188
05/15/2043	3.875%	3,988,000	3,809,786
08/15/2043	4.375%	3,710,000	3,794,055
11/15/2043	3.750%	3,952,000	3,696,973
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2043	4.750%	2,444,000	2,626,154
02/15/2044	3.625%	9,618,000	8,823,012
05/15/2044	3.375%	5,000,000	4,414,063
02/15/2045	2.500%	11,825,000	8,964,828
08/15/2045	2.875%	13,210,000	10,665,011
11/15/2048	3.375%	4,911,000	4,287,917
11/15/2049	2.375%	19,900,000	14,309,344
02/15/2050	2.000%	2,295,000	1,513,624
11/15/2050	1.625%	9,247,000	5,523,638
02/15/2051	1.875%	12,000,000	7,633,125
05/15/2051	2.375%	17,165,000	12,283,703
08/15/2051	2.000%	21,155,000	13,853,220
02/15/2052	2.250%	11,070,000	7,693,650
08/15/2052	3.000%	11,031,000	9,043,696
02/15/2053	3.625%	14,665,000	13,576,582
05/15/2053	3.625%	3,296,000	3,055,495
08/15/2053	4.125%	21,196,000	21,484,133
11/15/2053	4.750%	4,528,000	5,092,585
U.S. Treasury(m)
12/31/2028	3.750%	21,416,000	21,323,037
U.S. Treasury(k)
STRIPS
02/15/2032	0.000%	13,100,000	9,500,570
08/15/2032	0.000%	1,500,000	1,065,527
08/15/2033	0.000%	4,000,000	2,721,875
11/15/2033	0.000%	7,400,000	4,982,570
02/15/2034	0.000%	4,400,000	2,933,219
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2034	0.000%	2,400,000	1,581,750
11/15/2034	0.000%	1,850,000	1,193,105
11/15/2040	0.000%	53,665,000	25,893,362
02/15/2041	0.000%	7,122,822	3,401,982
Total U.S. Treasury Obligations (Cost $921,889,345)			851,895,978

Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(n),(o)	236,637,732	236,590,405
Total Money Market Funds (Cost $236,585,571)		236,590,405
Total Investments in Securities (Cost: $5,283,244,526)		5,065,515,303
Other Assets & Liabilities, Net		(181,528,722)
Net Assets		4,883,986,581
At December 31, 2023, securities and/or cash totaling $10,614,100 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	209	03/2024	USD	26,111,938	1,914,988	—
U.S. Treasury 10-Year Note	181	03/2024	USD	20,433,203	630,292	—
U.S. Treasury 2-Year Note	470	03/2024	USD	96,779,609	649,833	—
U.S. Treasury 5-Year Note	1,293	03/2024	USD	140,644,055	2,544,934	—
U.S. Treasury Ultra 10-Year Note	470	03/2024	USD	55,467,344	2,383,606	—
U.S. Treasury Ultra Bond	618	03/2024	USD	82,560,938	6,462,008	—
U.S. Treasury Ultra Bond	33	03/2024	USD	4,408,594	—	(15,533)
Total					14,585,661	(15,533)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Citi	12/20/2028	5.000	Quarterly	USD	23,314,500	(1,184,896)	—	—	—	(1,184,896)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $1,089,702,868, which represents 22.31% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $23,374,509, which represents 0.48% of total net assets.

(f)	Valuation based on significant unobservable inputs.
(g)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(h)	Perpetual security with no specified maturity date.
(i)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Zero coupon bond.
(l)	Represents a security purchased on a forward commitment basis.
(m)	Represents a security purchased on a when-issued basis.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(o)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	70,745,633	2,065,316,755	(1,899,472,397)	414	236,590,405	39,351	7,649,636	236,637,732
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	401,764,644	16,236,387	418,001,031
Commercial Mortgage-Backed Securities - Agency	—	269,913,512	—	269,913,512
Commercial Mortgage-Backed Securities - Non-Agency	—	238,894,176	2,193,740	241,087,916
Convertible Bonds	—	3,264,948	—	3,264,948
Corporate Bonds & Notes	—	1,281,959,130	—	1,281,959,130
Foreign Government Obligations	—	46,958,495	—	46,958,495
Municipal Bonds	—	10,669,874	—	10,669,874
Residential Mortgage-Backed Securities - Agency	—	1,489,520,608	—	1,489,520,608
Residential Mortgage-Backed Securities - Non-Agency	—	153,394,354	17,181,368	170,575,722
U.S. Government & Agency Obligations	—	45,077,684	—	45,077,684
U.S. Treasury Obligations	—	851,895,978	—	851,895,978
Money Market Funds	236,590,405	—	—	236,590,405
Total Investments in Securities	236,590,405	4,793,313,403	35,611,495	5,065,515,303
Investments in Derivatives
Asset
Futures Contracts	14,585,661	—	—	14,585,661
Liability
Futures Contracts	(15,533)	—	—	(15,533)
Swap Contracts	—	(1,184,896)	—	(1,184,896)
Total	251,160,533	4,792,128,507	35,611,495	5,078,900,535
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2023 ($)
Asset-Backed Securities — Non-Agency	23,546,861	(1,025)	—	(2,413,537)	—	(4,895,912)	—	—	16,236,387
Commercial Mortgage-Backed Securities — Non-Agency	6,768,362	—	—	21,354	—	(4,595,976)	—	—	2,193,740
Residential Mortgage-Backed Securities — Non-Agency	27,244,622	5	—	744,423	—	(18,018,791)	7,211,109	—	17,181,368
Total	57,559,845	(1,020)	—	(1,647,760)	—	(27,510,679)	7,211,109	—	35,611,495
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2023 was $(1,824,760), which is comprised of Asset-Backed Securities — Non-Agency of $(2,415,008), Commercial Mortgage-Backed Securities - Non-Agency of $(20,010) and Residential Mortgage-Backed Securities — Non-Agency of $610,258.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Commercial mortgage backed securities, residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,046,658,955)	$4,828,924,898
Affiliated issuers (cost $236,585,571)	236,590,405
Cash	52,734
Foreign currency (cost $46)	48
Margin deposits on:
Futures contracts	9,256,100
Swap contracts	1,358,000
Receivable for:
Investments sold	4,471,587
Investments sold on a delayed delivery basis	90,228,802
Capital shares sold	46
Dividends	1,001,761
Interest	29,498,902
Foreign tax reclaims	117,235
Variation margin for futures contracts	166,914
Variation margin for swap contracts	17,281
Prepaid expenses	28,044
Total assets	5,201,712,757
Liabilities
Cash collateral due to broker for:
TBA	620,000
Payable for:
Investments purchased	1,738,802
Investments purchased on a delayed delivery basis	312,379,387
Capital shares redeemed	2,140,926
Variation margin for futures contracts	438,156
Management services fees	62,452
Distribution and/or service fees	123
Service fees	859
Compensation of chief compliance officer	913
Compensation of board members	4,706
Other expenses	74,652
Deferred compensation of board members	265,200
Total liabilities	317,726,176
Net assets applicable to outstanding capital stock	$4,883,986,581
Represented by
Paid in capital	5,480,547,882
Total distributable earnings (loss)	(596,561,301)
Total - representing net assets applicable to outstanding capital stock	$4,883,986,581
Class 1
Net assets	$4,866,150,983
Shares outstanding	500,299,667
Net asset value per share	$9.73
Class 2
Net assets	$17,835,598
Shares outstanding	1,843,153
Net asset value per share	$9.68
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$7,649,636
Interest	192,965,537
Interfund lending	7,796
Total income	200,622,969
Expenses:
Management services fees	22,448,578
Distribution and/or service fees
Class 2	40,726
Service fees	10,285
Custodian fees	84,703
Printing and postage fees	10,810
Accounting services fees	65,290
Legal fees	73,371
Interest on collateral	13,498
Compensation of chief compliance officer	906
Compensation of board members	73,124
Deferred compensation of board members	37,583
Other	82,002
Total expenses	22,940,876
Net investment income	177,682,093
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(190,788,041)
Investments — affiliated issuers	39,351
Foreign currency translations	3
Forward foreign currency exchange contracts	(1,558,237)
Futures contracts	(23,505,392)
Swap contracts	(4,841,591)
Net realized loss	(220,653,907)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	314,033,412
Investments — affiliated issuers	414
Foreign currency translations	(1)
Futures contracts	17,072,557
Swap contracts	2,373,385
Net change in unrealized appreciation (depreciation)	333,479,767
Net realized and unrealized gain	112,825,860
Net increase in net assets resulting from operations	$290,507,953
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$177,682,093	$129,418,946
Net realized loss	(220,653,907)	(321,721,594)
Net change in unrealized appreciation (depreciation)	333,479,767	(597,816,076)
Net increase (decrease) in net assets resulting from operations	290,507,953	(790,118,724)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(131,798,480)	(127,408,634)
Class 2	(417,258)	(335,885)
Total distributions to shareholders	(132,215,738)	(127,744,519)
Decrease in net assets from capital stock activity	(131,877,018)	(259,491,981)
Total increase (decrease) in net assets	26,415,197	(1,177,355,224)
Net assets at beginning of year	4,857,571,384	6,034,926,608
Net assets at end of year	$4,883,986,581	$4,857,571,384

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,425,475	13,572,030	3,981,389	39,796,591
Distributions reinvested	14,066,007	131,798,480	12,856,572	127,408,634
Shares redeemed	(29,771,471)	(279,595,009)	(43,208,596)	(427,273,065)
Net decrease	(14,279,989)	(134,224,499)	(26,370,635)	(260,067,840)
Class 2
Shares sold	430,732	4,045,293	296,830	2,949,137
Distributions reinvested	44,722	417,258	34,031	335,885
Shares redeemed	(224,605)	(2,115,070)	(271,421)	(2,709,163)
Net increase	250,849	2,347,481	59,440	575,859
Total net decrease	(14,029,140)	(131,877,018)	(26,311,195)	(259,491,981)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$9.41	0.35	0.23	0.58	(0.26)	—	(0.26)
Year Ended 12/31/2022	$11.12	0.24	(1.71)	(1.47)	(0.17)	(0.07)	(0.24)
Year Ended 12/31/2021	$11.72	0.18	(0.32)	(0.14)	(0.17)	(0.29)	(0.46)
Year Ended 12/31/2020	$11.15	0.22	0.70	0.92	(0.24)	(0.11)	(0.35)
Year Ended 12/31/2019	$10.52	0.29	0.61	0.90	(0.27)	—	(0.27)
Class 2
Year Ended 12/31/2023	$9.36	0.33	0.23	0.56	(0.24)	—	(0.24)
Year Ended 12/31/2022	$11.07	0.22	(1.71)	(1.49)	(0.15)	(0.07)	(0.22)
Year Ended 12/31/2021	$11.66	0.15	(0.31)	(0.16)	(0.14)	(0.29)	(0.43)
Year Ended 12/31/2020	$11.10	0.19	0.69	0.88	(0.21)	(0.11)	(0.32)
Year Ended 12/31/2019	$10.47	0.26	0.61	0.87	(0.24)	—	(0.24)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$9.73	6.30%	0.48% (c)	0.48% (c)	3.69%	205%	$4,866,151
Year Ended 12/31/2022	$9.41	(13.29% )	0.47% (c)	0.47% (c)	2.45%	248%	$4,842,663
Year Ended 12/31/2021	$11.12	(1.24% )	0.47% (c)	0.47% (c)	1.55%	276%	$6,017,964
Year Ended 12/31/2020	$11.72	8.27%	0.48% (c)	0.48% (c)	1.90%	298%	$4,765,378
Year Ended 12/31/2019	$11.15	8.61%	0.48%	0.48%	2.69%	321%	$3,759,623
Class 2
Year Ended 12/31/2023	$9.68	6.06%	0.73% (c)	0.73% (c)	3.46%	205%	$17,836
Year Ended 12/31/2022	$9.36	(13.60% )	0.72% (c)	0.72% (c)	2.21%	248%	$14,909
Year Ended 12/31/2021	$11.07	(1.41% )	0.72% (c)	0.72% (c)	1.30%	276%	$16,962
Year Ended 12/31/2020	$11.66	7.97%	0.73% (c)	0.73% (c)	1.64%	298%	$16,394
Year Ended 12/31/2019	$11.10	8.39%	0.73%	0.73%	2.43%	321%	$11,721
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners Core Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer, to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	14,585,661 *

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,184,896 *
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	15,533 *
Total		1,200,429

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(4,841,591)	(4,841,591)
Foreign exchange risk	(1,558,237)	—	—	(1,558,237)
Interest rate risk	—	(23,505,392)	—	(23,505,392)
Total	(1,558,237)	(23,505,392)	(4,841,591)	(29,905,220)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	2,373,385	2,373,385
Interest rate risk	17,072,557	—	17,072,557
Total	17,072,557	2,373,385	19,445,942
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	434,098,305
Futures contracts — short	4,219,061
Credit default swap contracts — buy protection	45,750,246

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	50,599	(155,518)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Citi ($)
Assets
Centrally cleared credit default swap contracts (a)	17,281
Total financial and derivative net assets	17,281
Total collateral received (pledged) (b)	-
Net amount (c)	17,281

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.47% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.53%	0.54%	0.54%
Class 2	0.78	0.79	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, defaulted securities/troubled debt and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(709,462)	709,464	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
132,215,738	—	132,215,738	89,121,394	38,623,125	127,744,519
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
175,440,878	—	(526,882,765)	(244,854,216)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
5,323,754,751	41,690,718	(286,544,934)	(244,854,216)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(238,596,251)	(288,286,514)	(526,882,765)	—

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,871,413,620 and $10,038,961,822, respectively, for the year ended December 31, 2023, of which $8,077,902,272 and $7,906,968,543, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	9,980,000	5.71	5
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Core Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Partners Core Bond Fund  | Annual Report 2023

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Variable Portfolio – Partners Core Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7052_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners International Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Pzena Investment Management, LLC
John Goetz
Caroline Cai, CFA
Allison Fisch
Rakesh Bordia
Thompson, Siegel & Walmsley LLC
Brandon Harrell, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	17.14	4.83	2.00
Class 2	05/07/10	16.96	4.57	1.75
MSCI EAFE Value Index (Net)		18.95	7.08	3.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 21 of 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	1.6
Consumer Discretionary	12.6
Consumer Staples	9.9
Energy	4.5
Financials	22.3
Health Care	11.4
Industrials	16.6
Information Technology	9.4
Materials	8.7
Real Estate	1.1
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Australia	2.1
Belgium	2.0
Brazil	1.4
Canada	1.4
China	2.6
Denmark	0.8
Finland	1.1
France	12.8
Germany	12.7
Hong Kong	1.6
Hungary	0.3
Ireland	1.6
Isle of Man	0.3
Israel	0.5
Italy	1.2
Japan	15.5
Netherlands	9.1
Norway	1.0
Singapore	0.6
South Korea	1.7
Spain	0.8
Sweden	1.2
Switzerland	4.8
Taiwan	1.7
United Kingdom	16.5
United States(a)	4.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 97.80% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2023, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. As of December 31, 2023, Pzena Investment Management, LLC (Pzena) managed approximately 51.2% and Thompson, Siegel & Walmsley LLC (TSW) managed approximately 48.8% of the Fund’s assets.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Partners International Value Fund returned 16.96%. The Fund’s benchmark, the MSCI EAFE Value Index (Net), returned 18.95% for the same time period.
Market overview
Markets moved higher in the first quarter of 2023, following a powerful recovery in the fourth quarter of 2022, as investors reacted positively to tentative signs of easing inflationary pressures, an improving energy outlook in Europe, and China’s exit from its zero-COVID regime. After banking turmoil in March 2023, investors began to anticipate a more benign interest-rate environment and rushed out of financials and into growth stocks. In the aftermath, equity markets outside the U.S. vacillated, as Europe continued its recovery from the high energy costs experienced in 2022, although weaker economic data persisted. Late in 2023, markets rose as investors considered falling inflation indicators and the potential for interest rates to decline sooner than previously expected. Ultimately, equities rose markedly during the fourth quarter of 2023. Against this backdrop, international value stocks, as measured by the Fund’s benchmark, slightly outperformed international growth stocks, as measured by the MSCI EAFE Growth Index (Net) over the year. Returns were positive across every sector with the consumer discretionary and industrials sectors leading the way, followed by the consumer staples and real estate sectors. Japan was the best-performing region, while weakness in China weighed on the Asia ex-Japan region, as stocks there appreciated the least.
The Fund’s notable detractors during the period
Pzena
•
The information technology sector was by far the largest relative detractor in our portion of the Fund, while the consumer discretionary and industrials sectors also detracted from relative performance. Stock selection in these sectors was weak.
•
The largest detractors from relative Fund performance were Nokia OYJ, Alibaba Group Holding Ltd. and Galaxy Entertainment Group Ltd.
○
Finnish telecom equipment company Nokia weakened due to a temporary delay in the renewal of its IP contracts that pressured results. AT&T, one of its largest customers, announced the decision to sole-source its future 5G equipment purchases from rival Ericsson. Shares reacted negatively to the news. While this development reduced our normal earnings estimate, we believe the stock remained attractively priced.
○
Chinese e-commerce giant Alibaba disappointed during the period as the company stock price declined amid a slowdown in the Chinese economy.
○
Shares of Macau casino operator Galaxy Entertainment gave up some ground amid concerns over Chinese macroeconomic weakness, having previously surged as Macau fully reopened for tourism. Position sizing was not materially altered as a result of the price action.
TSW
•
Our portion of the Fund’s allocation to the financials sector weighed most on relative results.
•
An overweight exposure to the underperforming consumer staples sector also detracted from relative returns.
6
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Among holdings, Roche Holding AG, CNH Industrial NV, and Seven & I Holdings Co., Ltd. detracted the most from Fund performance.
○
Roche, the Swiss-based pharmaceutical and diagnostics company, underperformed due to unfavorable clinical trial results reported in the first quarter of 2023.
○
CNH, a global manufacturer of agricultural and construction related-machinery, experienced weaker-than-expected agricultural demand which weighed on the stock during the year.
○
The retail holding company Seven & I, known best in the U.S. for its 7-11 franchise, disappointed investors after a slate of independent board candidates put forth by an activist group did not win seats in the second quarter of 2023.
The Fund’s notable contributors during the period
Pzena
•
Stock selection in the consumer staples, energy and utilities sectors contributed to performance in our portion of the Fund.
•
Among holdings, the largest relative contributors were Rexel SA, Covestro AG and UBS AG.
○
French electrical equipment distributor Rexel rose following a strong earnings report that demonstrated continued robust pricing and organic volume growth.
○
German chemical producer Covestro performed well on news of a potential acquisition.
○
Swiss wealth manager and lender UBS rose following further clarity surrounding its Credit Suisse integration along with a solid second-quarter 2023 earnings report. Additionally, UBS voluntarily terminated the loss protection agreement and liquidity backstop it had with the Swiss government, signaling confidence in the health of the Credit Suisse assets.
TSW
•
The information technology sector contributed most to relative returns in our portion of the Fund due to stock selection.
•
Stock selection within, and an underweight exposure to, the materials sector proved beneficial, as did a lack of exposure to commodity-oriented companies and miners.
•
Among holdings, the top three relative contributors were Heidelberg Materials AG, Toyota Industries Corp., and DCC PLC.
○
The global cement company Heidelberg benefited from its ability to raise prices over the last 12-months while decreasing its energy costs.
○
Japanese holding company Toyota Industries is the world’s largest manufacturer of forklifts and has a stake in Toyota Motor Company. Toyota Industries benefited from the outperformance of Japanese equities, particularly its stake in Toyota Motor, which is a significant Japanese index constituent.
○
DCC is a global conglomerate holding company involved in distribution businesses across energy, health care and technology end markets. Strength from the company’s energy division, which continues to shift towards higher margin businesses such as renewables and services, helped recent earnings results surpass expectations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
7

Manager Discussion of Fund Performance (continued)
(Unaudited)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,044.70	1,020.74	4.28	4.23	0.84
Class 2	1,000.00	1,000.00	1,043.90	1,019.50	5.55	5.49	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
9

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.2%
Issuer	Shares	Value ($)
Australia 2.1%
BHP Group Ltd.	72,000	2,459,852
BHP Group Ltd., ADR	30,800	2,103,948
Macquarie Group Ltd.	59,100	7,398,245
Santos Ltd.	1,525,600	7,932,365
Sonic Healthcare Ltd.	223,000	4,872,714
Westpac Banking Corp.	214,200	3,342,052
Total		28,109,176
Belgium 2.0%
Anheuser-Busch InBev SA/NV	203,800	13,154,903
Groupe Bruxelles Lambert NV	45,800	3,606,883
KBC Group NV	90,600	5,879,879
Liberty Global Ltd., Class C(a)	236,100	4,400,904
Total		27,042,569
Brazil 1.4%
Ambev SA	5,084,600	14,371,615
Banco do Brasil SA	416,800	4,752,668
Total		19,124,283
Canada 1.4%
CCL Industries, Inc., Class B	78,000	3,507,807
Magna International, Inc.	237,496	14,032,347
TFI International, Inc.	11,357	1,544,837
Total		19,084,991
China 2.6%
Alibaba Group Holding Ltd.	1,396,500	13,451,846
China Merchants Bank Co., Ltd., Class H	1,647,500	5,730,876
China Overseas Land & Investment Ltd.	6,284,500	11,087,627
Haier Smart Home Co., Ltd., Class H	1,683,000	4,753,858
Total		35,024,207
Denmark 0.8%
Danske Bank A/S	328,372	8,777,810
Novo Nordisk A/S	26,500	2,746,226
Total		11,524,036
Finland 1.1%
Nokia OYJ	4,383,766	14,930,813
Common Stocks (continued)
Issuer	Shares	Value ($)
France 12.8%
Accor SA	413,823	15,839,524
Amundi SA	307,933	21,003,966
Bouygues SA	191,190	7,213,454
Capgemini SE	47,300	9,885,303
Cie de Saint-Gobain SA	64,000	4,719,828
Cie Generale des Etablissements Michelin SCA	632,482	22,722,897
Engie SA	116,300	2,048,776
Rexel SA	713,640	19,586,730
Sanofi SA	297,292	29,542,727
Societe Generale SA	236,000	6,278,858
Sodexo SA	59,204	6,517,675
Teleperformance SE	63,850	9,348,104
TotalEnergies SE	149,900	10,193,054
Veolia Environnement SA	310,540	9,815,133
Total		174,716,029
Germany 11.7%
Allianz SE, Registered Shares	24,800	6,627,585
BASF SE	486,555	26,199,563
Bayer AG, Registered Shares	198,247	7,355,741
Covestro AG(a)	204,221	11,900,340
Daimler Truck Holding AG	580,774	21,816,231
Deutsche Boerse AG	25,300	5,210,151
DHL Group	195,011	9,652,278
Evonik Industries AG	374,603	7,652,744
Fresenius Medical Care AG	303,188	12,675,765
Heidelberg Materials AG	100,700	9,001,389
Infineon Technologies AG	200,700	8,381,757
K+S AG	80,700	1,274,020
SAP SE	82,300	12,667,748
Siemens AG, Registered Shares	85,978	16,130,274
Zalando SE(a)	151,900	3,596,157
Total		160,141,743
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.6%
CK Asset Holdings Ltd.	720,500	3,616,258
CK Hutchison Holdings Ltd.	1,529,500	8,217,398
Galaxy Entertainment Group Ltd.	1,875,000	10,501,626
Total		22,335,282
Hungary 0.3%
OTP Bank Nyrt	100,443	4,575,415
Ireland 1.6%
AIB Group PLC	1,373,100	5,880,659
Bank of Ireland Group PLC	725,073	6,582,543
Ryanair Holdings PLC, ADR(a)	6,100	813,496
Smurfit Kappa Group PLC	200,300	7,939,993
Total		21,216,691
Isle of Man 0.3%
Entain PLC	302,000	3,808,545
Israel 0.5%
Check Point Software Technologies Ltd.(a)	43,100	6,585,249
Italy 1.2%
Enel SpA	1,926,783	14,334,907
Prysmian SpA	54,200	2,470,710
Total		16,805,617
Japan 15.5%
Astellas Pharma, Inc.	443,200	5,271,098
Bridgestone Corp.	76,100	3,143,035
Canon, Inc.	156,200	4,007,112
Denka Co., Ltd.	109,300	1,931,371
FANUC Corp.	175,200	5,141,967
Fujitsu Ltd.	56,400	8,487,845
Fukuoka Financial Group, Inc.	210,900	4,960,652
Hitachi Ltd.	138,700	9,976,654
Iida Group Holdings Co., Ltd.	219,400	3,277,047
Isuzu Motors Ltd.	294,200	3,771,549
Komatsu Ltd.	478,700	12,457,372
Kyocera Corp.	485,200	7,064,545
MinebeaMitsumi, Inc.	576,700	11,803,914
MS&AD Insurance Group Holdings, Inc.	84,900	3,338,169
Nintendo Co., Ltd.	173,500	9,027,880
Olympus Corp.	646,600	9,333,205
Common Stocks (continued)
Issuer	Shares	Value ($)
ORIX Corp.	488,900	9,182,121
Rakuten Group, Inc.	1,004,800	4,479,715
Renesas Electronics Corp.(a)	238,900	4,271,763
Resona Holdings, Inc.	1,792,950	9,089,065
SBI Holdings, Inc.	325,300	7,300,814
Seven & I Holdings Co., Ltd.	232,800	9,207,137
Sony Group Corp.	143,200	13,551,433
Square Enix Holdings Co., Ltd.	57,600	2,064,960
Subaru Corp.	330,700	6,031,774
Sumitomo Mitsui Financial Group, Inc.	236,600	11,512,919
T&D Holdings, Inc.	180,400	2,863,933
Takeda Pharmaceutical Co., Ltd.	221,700	6,357,923
TDK Corp.	69,100	3,277,024
Toray Industries, Inc.	1,992,300	10,320,157
Toyota Industries Corp.	117,100	9,519,096
Total		212,023,249
Netherlands 9.1%
AerCap Holdings NV(a)	129,700	9,639,304
ArcelorMittal SA	719,081	20,407,535
ASML Holding NV	12,200	9,209,626
CNH Industrial NV	507,000	6,217,379
EXOR NV	24,700	2,472,413
Heineken Holding NV	76,920	6,513,134
ING Groep NV	1,260,232	18,896,608
Koninklijke Philips NV	704,024	16,475,731
NXP Semiconductors NV	10,300	2,365,704
Randstad NV	345,950	21,711,845
Shell PLC	218,900	7,165,492
Stellantis NV	151,000	3,538,028
Total		124,612,799
Norway 1.0%
Aker BP ASA	218,304	6,341,209
DNB Bank ASA	324,800	6,905,654
Total		13,246,863
Singapore 0.6%
DBS Group Holdings Ltd.	348,600	8,815,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.7%
Samsung Electronics Co., Ltd.	188,300	11,429,215
Shinhan Financial Group Co., Ltd.	366,790	11,371,811
Total		22,801,026
Spain 0.8%
CaixaBank SA	2,801,976	11,539,485
Sweden 1.1%
Essity AB, Class B	251,500	6,232,718
Husqvarna AB, Class B	139,300	1,149,023
Skandinaviska Enskilda Banken AB, Class A	374,100	5,162,843
Volvo AB, B Shares	119,700	3,114,595
Total		15,659,179
Switzerland 4.8%
ABB Ltd.	162,300	7,205,822
Cie Financiere Richemont SA, Class A, Registered Shares	53,200	7,348,203
Julius Baer Group Ltd.	272,830	15,305,237
Nestlé SA, Registered Shares	110,900	12,855,515
Novartis AG, Registered Shares	81,700	8,252,557
UBS AG	461,855	14,345,948
Total		65,313,282
Taiwan 1.7%
Hon Hai Precision Industry Co., Ltd.	4,752,000	16,167,427
Taiwan Semiconductor Manufacturing Co., Ltd.	393,000	7,534,420
Total		23,701,847
United Kingdom 16.4%
Ashtead Group PLC	95,500	6,637,935
Aviva PLC	1,688,600	9,343,755
Barclays Bank PLC	3,610,421	7,069,449
Barratt Developments PLC	404,600	2,898,356
BP PLC	1,643,600	9,743,379
Bunzl PLC	113,300	4,604,005
Burberry Group PLC	113,400	2,045,389
DCC PLC	116,394	8,564,388
Dowlais Group PLC	687,444	934,298
Glencore PLC	903,400	5,430,379
GSK PLC	355,800	6,571,343
HSBC Holdings PLC	1,683,038	13,615,719
Common Stocks (continued)
Issuer	Shares	Value ($)
Inchcape PLC	448,300	4,081,818
Informa PLC	361,200	3,592,641
J. Sainsbury PLC	3,807,669	14,680,177
Kingfisher PLC	1,687,400	5,228,215
Legal & General Group PLC	2,196,600	7,019,653
Lloyds Banking Group PLC	13,570,200	8,230,830
NatWest Group PLC	2,263,723	6,305,385
NatWest Group PLC, ADR	122,191	687,935
Pearson PLC	94,400	1,159,509
Persimmon PLC	195,300	3,452,157
Reckitt Benckiser Group PLC	306,662	21,160,724
Shell PLC, ADR	281,780	18,541,124
Smith & Nephew PLC	556,000	7,637,811
Standard Chartered PLC	1,059,076	8,987,470
Tesco PLC	6,158,769	22,816,557
Travis Perkins PLC	341,791	3,602,162
Unilever PLC	172,600	8,355,743
Vodafone Group PLC	2,205,129	1,925,828
Total		224,924,134
United States 3.1%
Linde PLC	15,300	6,283,863
Medtronic PLC	67,405	5,552,824
Roche Holding AG, Genusschein Shares	106,794	31,044,329
Total		42,881,016
Total Common Stocks (Cost $1,276,251,710)		1,330,543,213

Preferred Stocks 1.0%
Issuer	Shares	Value ($)
Germany 1.0%
Henkel AG & Co. KGaA	49,800	4,006,014
Volkswagen AG	72,219	8,901,449
Total		12,907,463
Total Preferred Stocks (Cost $22,298,458)		12,907,463
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	20,948,434	20,944,245
Total Money Market Funds (Cost $20,943,657)		20,944,245
Total Investments in Securities (Cost $1,319,493,825)		1,364,394,921
Other Assets & Liabilities, Net		4,539,568
Net Assets		$1,368,934,489
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	5,064,419	245,023,327	(229,144,067)	566	20,944,245	723	745,949	20,948,434
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	2,103,948	26,005,228	—	28,109,176
Belgium	4,400,904	22,641,665	—	27,042,569
Brazil	19,124,283	—	—	19,124,283
Canada	19,084,991	—	—	19,084,991
China	—	35,024,207	—	35,024,207
Denmark	—	11,524,036	—	11,524,036
Finland	—	14,930,813	—	14,930,813
France	—	174,716,029	—	174,716,029
Germany	—	160,141,743	—	160,141,743
Hong Kong	—	22,335,282	—	22,335,282
Hungary	—	4,575,415	—	4,575,415
Ireland	813,496	20,403,195	—	21,216,691
Isle of Man	—	3,808,545	—	3,808,545
Israel	6,585,249	—	—	6,585,249
Italy	—	16,805,617	—	16,805,617
Japan	—	212,023,249	—	212,023,249
Netherlands	12,005,008	112,607,791	—	124,612,799
Norway	—	13,246,863	—	13,246,863
Singapore	—	8,815,687	—	8,815,687
South Korea	—	22,801,026	—	22,801,026
Spain	—	11,539,485	—	11,539,485
Sweden	—	15,659,179	—	15,659,179
Switzerland	—	65,313,282	—	65,313,282
Taiwan	—	23,701,847	—	23,701,847
United Kingdom	19,229,059	205,695,075	—	224,924,134
United States	11,836,687	31,044,329	—	42,881,016
Total Common Stocks	95,183,625	1,235,359,588	—	1,330,543,213
Preferred Stocks
Germany	—	12,907,463	—	12,907,463
Total Preferred Stocks	—	12,907,463	—	12,907,463
Money Market Funds	20,944,245	—	—	20,944,245
Total Investments in Securities	116,127,870	1,248,267,051	—	1,364,394,921
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,298,550,168)	$1,343,450,676
Affiliated issuers (cost $20,943,657)	20,944,245
Cash	16,535
Foreign currency (cost $1,439,926)	1,489,489
Receivable for:
Investments sold	5,423
Capital shares sold	779
Dividends	696,635
Foreign tax reclaims	5,676,690
Expense reimbursement due from Investment Manager	689
Prepaid expenses	10,990
Total assets	1,372,292,151
Liabilities
Payable for:
Investments purchased	2,665,146
Capital shares redeemed	450,586
Management services fees	30,886
Distribution and/or service fees	205
Service fees	1,432
Compensation of chief compliance officer	249
Compensation of board members	1,828
Other expenses	77,928
Deferred compensation of board members	129,402
Total liabilities	3,357,662
Net assets applicable to outstanding capital stock	$1,368,934,489
Represented by
Paid in capital	1,345,376,996
Total distributable earnings (loss)	23,557,493
Total - representing net assets applicable to outstanding capital stock	$1,368,934,489
Class 1
Net assets	$1,338,943,123
Shares outstanding	133,297,334
Net asset value per share	$10.04
Class 2
Net assets	$29,991,366
Shares outstanding	3,002,150
Net asset value per share	$9.99
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
15

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$50,901,348
Dividends — affiliated issuers	745,949
European Union tax reclaim	2,202,870
Foreign taxes withheld	(4,282,986)
Total income	49,567,181
Expenses:
Management services fees	11,353,013
Distribution and/or service fees
Class 2	71,386
Service fees	18,273
Custodian fees	185,471
Printing and postage fees	15,713
Accounting services fees	91,823
Legal fees	29,778
Interest on interfund lending	7,060
Compensation of chief compliance officer	275
Compensation of board members	28,416
Deferred compensation of board members	16,356
Other	35,141
Total expenses	11,852,705
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(194,492)
Total net expenses	11,658,213
Net investment income	37,908,968
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,592,685
Investments — affiliated issuers	723
Foreign currency translations	(260,052)
Net realized gain	2,333,356
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	174,680,908
Investments — affiliated issuers	566
Foreign currency translations	372,504
Net change in unrealized appreciation (depreciation)	175,053,978
Net realized and unrealized gain	177,387,334
Net increase in net assets resulting from operations	$215,296,302
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$37,908,968	$39,336,180
Net realized gain (loss)	2,333,356	(28,953,773)
Net change in unrealized appreciation (depreciation)	175,053,978	(187,364,675)
Net increase (decrease) in net assets resulting from operations	215,296,302	(176,982,268)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(29,845,545)	(32,784,196)
Class 2	(549,295)	(567,247)
Total distributions to shareholders	(30,394,840)	(33,351,443)
Decrease in net assets from capital stock activity	(150,519,633)	(15,248,669)
Total increase (decrease) in net assets	34,381,829	(225,582,380)
Net assets at beginning of year	1,334,552,660	1,560,135,040
Net assets at end of year	$1,368,934,489	$1,334,552,660

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	394,816	3,744,066	994,398	8,557,367
Distributions reinvested	3,216,115	29,845,545	3,422,150	32,784,196
Shares redeemed	(19,635,997)	(183,575,312)	(6,497,245)	(59,175,715)
Net decrease	(16,025,066)	(149,985,701)	(2,080,697)	(17,834,152)
Class 2
Shares sold	210,696	1,983,915	487,207	4,330,877
Distributions reinvested	59,447	549,295	59,397	567,247
Shares redeemed	(324,237)	(3,067,142)	(271,046)	(2,312,641)
Net increase (decrease)	(54,094)	(533,932)	275,558	2,585,483
Total net decrease	(16,079,160)	(150,519,633)	(1,805,139)	(15,248,669)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$8.76	0.26 (c)	1.22	1.48	(0.20)	—	(0.20)
Year Ended 12/31/2022	$10.12	0.25 (e)	(1.39)	(1.14)	(0.22)	—	(0.22)
Year Ended 12/31/2021	$9.26	0.20	0.89	1.09	(0.23)	—	(0.23)
Year Ended 12/31/2020	$9.71	0.14	(0.53)	(0.39)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.17	0.30	0.91	1.21	(0.38)	(0.29)	(0.67)
Class 2
Year Ended 12/31/2023	$8.71	0.23 (c)	1.23	1.46	(0.18)	—	(0.18)
Year Ended 12/31/2022	$10.07	0.23 (e)	(1.40)	(1.17)	(0.19)	—	(0.19)
Year Ended 12/31/2021	$9.21	0.18	0.89	1.07	(0.21)	—	(0.21)
Year Ended 12/31/2020	$9.69	0.12	(0.54)	(0.42)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.15	0.28	0.90	1.18	(0.35)	(0.29)	(0.64)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Net investment income per share includes European Union tax reclaims which amounted to $0.02 per share for Class 1 and $.01 per share for Class 2. Excluding these amounts, the ratio of net investment income to average net assets would have been lower by 0.16% for each class.

(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$10.04	17.14%	0.85% (d)	0.84% (d)	2.76% (c)	18%	$1,338,943
Year Ended 12/31/2022	$8.76	(11.46% )	0.85%	0.84%	2.90%	21%	$1,307,922
Year Ended 12/31/2021	$10.12	11.80%	0.86%	0.84%	1.95%	73%	$1,532,143
Year Ended 12/31/2020	$9.26	(3.82% )	0.88% (d)	0.85% (d)	1.72%	77%	$1,121,635
Year Ended 12/31/2019	$9.71	13.53%	0.88% (d)	0.88% (d)	3.17%	22%	$1,028,139
Class 2
Year Ended 12/31/2023	$9.99	16.96%	1.10% (d)	1.09% (d)	2.48% (c)	18%	$29,991
Year Ended 12/31/2022	$8.71	(11.75% )	1.10%	1.09%	2.65%	21%	$26,630
Year Ended 12/31/2021	$10.07	11.64%	1.11%	1.09%	1.80%	73%	$27,992
Year Ended 12/31/2020	$9.21	(4.14% )	1.13% (d)	1.10% (d)	1.54%	77%	$20,892
Year Ended 12/31/2019	$9.69	13.20%	1.13% (d)	1.13% (d)	2.93%	22%	$23,667
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners International Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
22
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.82% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.84%
Class 2	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
107,338	(2,256,866)	2,149,528
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
30,394,840	—	30,394,840	33,351,443	—	33,351,443
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
39,031,258	—	(47,468,406)	31,972,806
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,332,422,115	144,332,784	(112,359,978)	31,972,806
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(47,468,406)	(47,468,406)	18,830
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $248,220,667 and $403,116,543, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,493,548	5.22	31
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
26
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners International Value Fund  | Annual Report 2023
29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$4,282,983	$0.03	$53,065,347	$0.39
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 27, 2024.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
30
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Variable Portfolio – Partners International Value Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
32
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Variable Portfolio – Partners International Value Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
34
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Variable Portfolio – Partners International Value Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

36
Variable Portfolio – Partners International Value Fund  | Annual Report 2023

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Variable Portfolio – Partners International Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7056_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners International Core Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.

Portfolio management
Schroder Investment Management North America Inc. (subadviser)
Schroder Investment Management North America Limited (sub-subadviser)
James Gautrey, CFA
Simon Webber, CFA

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	17.70	7.27	2.70
Class 2	05/07/10	17.34	7.00	2.45
MSCI EAFE Index (Net)		18.24	8.16	4.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	2.1
Consumer Discretionary	13.4
Consumer Staples	10.3
Energy	3.1
Financials	12.0
Health Care	17.8
Industrials	18.7
Information Technology	16.3
Materials	2.4
Utilities	3.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Austria	2.0
Brazil	1.7
China	0.5
Denmark	5.3
France	10.7
Germany	10.4
Hong Kong	1.8
India	1.7
Indonesia	0.9
Italy	1.6
Japan	17.8
Netherlands	6.8
South Korea	2.2
Spain	2.2
Sweden	1.7
Switzerland	3.6
United Kingdom	21.3
United States(a)	7.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 98.72% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Partners International Core Equity Fund returned 17.34%. The Fund’s benchmark, the MSCI EAFE Index (Net), returned 18.24% over the same time period.
Market overview
International equites achieved solid gains in 2023, helped by receding worries about recession in developed markets as resilient consumer spending supported growth. Major central banks continued to raise interest rates throughout most of the year seeking to curb inflationary pressures. Cyclical stocks in the information technology, industrials, financials and consumer discretionary sectors led the markets higher while defensive stocks within consumer staples and health care generally lagged. Technology stocks were also bolstered by the market’s enthusiasm around advancements in generative AI (artificial intelligence). Value stocks broadly outperformed growth in international markets in 2023. Japanese stocks reached 33-year highs amidst a renewed focus on both profitability and productivity, driven by ongoing corporate improvement and governance reforms. European stocks also fared well, as warmer weather and structural changes helped alleviate the energy crisis brought on by the Russia-Ukraine conflict. Emerging markets underperformed developed markets amid persistent U.S. dollar strength, weakness in China and ongoing re-shoring trends weighed on markets. China was a notable laggard as the combination of geopolitical tensions, slower-than-expected economic growth, property market oversupply and government interference in the private sector continued to loom over the market.
The Fund’s notable detractors during the period
•
The Fund’s financials, consumer staples, and health care positions were leading detractors from performance during the period. Defensive sectors underperformed, as did more interest-rate sensitive sectors, as the market began to price in the peak in the rate cycle.
•
We were underweight financials and held a significant overweight to health care alongside a modest overweight to consumer staples. While financials had modest negative allocation effects, the underperformance in the sector was predominantly due to our selection.
•
The Fund’s small cash holding also weighed on performance.
•
Among holdings, Burberry Group PLC, Diageo PLC and AIA Group Ltd. were leading detractors from Fund performance.
○
UK luxury goods maker Burberry underperformed in 2023 as tighter financial conditions prompted consumers to rein in spending on many non-essential items. The company’s CEO confirmed this fear by issuing revenue guidance which was “geared around the macro, not the Burberry collection.” We trimmed the position over the period.
○
Multinational alcoholic drinks maker Diageo underperformed after the UK-listed company lowered its medium-term outlook for operating profit due to weaker than expected performance in Latin America and the Caribbean. We trimmed Diageo’s position in the portfolio.
○
Multinational insurance and finance company AIA Group underperformed in 2023. During the first-quarter, financial stocks were under pressure as the collapse of Silicon Valley Bank prompted investor fears of contagion to the wider market. Additionally, negative sentiment regarding Chinese-exposed companies continued to weigh on performance, despite positive operating trends in the business. We trimmed the Fund’s AIA position.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable contributors during the period
•
The Fund’s information technology and materials holdings were the leading contributors to performance during the period. Both sectors were supported by a more favorable economic outlook supporting more cyclically exposed sectors. Technology was further bolstered by excitement around advances in generative AI.
•
Stock selection was the primary driver of performance versus the benchmark. Our overweight allocations to information technology and industrials and underweight to real estate was also supportive.
•
Our relative sector allocations are largely a residual effect of our bottom-up stock selection.
•
Among holdings, MercadoLibre, Inc., Booking Holdings, Inc., and SAP SE were leading contributors to Fund performance.
○
MercadoLibre, which is Latin America’s leading e-commerce platform, reported strong revenues driven by the company’s growing e-commerce and fintech businesses over the period, comfortably beating analyst expectations. We trimmed MercadoLibre’s position following strong performance.
○
Online travel company Booking outperformed in 2023 on investor hopes that the continued recovery in global travel will continue into 2024. The company benefited from a strong summer travel season in 2023 with gross bookings up by more than 20% compared with the previous year. We trimmed Booking’s position following strong performance.
○
SAP SE is a multinational software corporation that provides enterprise software to manage business operations and customer relations. SAP outperformed in 2023 after posting impressive results across a broad spectrum of metrics. Additionally, the company announced the launch of Joule, their version of a generative AI assistant which interacts across a range of SAP business systems.  We added to the Fund’s position in SAP based on increased conviction.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,037.60	1,020.79	4.22	4.18	0.83
Class 2	1,000.00	1,000.00	1,037.00	1,019.55	5.48	5.44	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 96.8%
Issuer	Shares	Value ($)
Austria 2.0%
Erste Group Bank AG	914,819	37,054,682
Brazil 1.7%
MercadoLibre, Inc.(a)	19,979	31,397,798
China 0.5%
Contemporary Amperex Technology Co., Ltd., Class A	411,781	9,479,432
Denmark 5.3%
Novo Nordisk A/S	566,910	58,749,556
Vestas Wind Systems A/S(a)	1,312,536	41,530,901
Total		100,280,457
France 10.7%
Carrefour SA	1,526,833	27,963,408
EssilorLuxottica SA	200,609	40,282,039
Legrand SA	302,544	31,505,813
Sanofi SA	430,825	42,812,270
Schneider Electric SE	293,953	59,045,193
Total		201,608,723
Germany 8.9%
Infineon Technologies AG	943,672	39,410,209
SAP SE	448,385	69,016,139
Siemens AG, Registered Shares	312,765	58,677,627
Total		167,103,975
Hong Kong 1.8%
AIA Group Ltd.	3,799,600	33,067,472
India 1.7%
HDFC Bank Ltd., ADR	481,012	32,280,715
Indonesia 0.9%
PT Bank Central Asia Tbk	27,942,400	17,064,413
Italy 1.6%
FinecoBank Banca Fineco SpA	2,032,690	30,580,116
Japan 17.8%
Bridgestone Corp.	946,700	39,100,019
FUJIFILM Holdings Corp.	390,200	23,384,601
KDDI Corp.	1,257,300	39,879,676
Keyence Corp.	81,200	35,675,746
Common Stocks (continued)
Issuer	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	4,898,600	42,040,453
Recruit Holdings Co., Ltd.	884,500	36,981,949
Shimano, Inc.	65,000	10,012,872
SMC Corp.	51,700	27,656,193
Sony Group Corp.	522,700	49,464,625
Terumo Corp.	929,000	30,379,239
Total		334,575,373
Netherlands 6.7%
ASML Holding NV	93,090	70,272,466
Shell PLC	1,719,662	56,582,537
Total		126,855,003
South Korea 2.2%
Samsung Electronics Co., Ltd.	680,489	41,303,533
Spain 2.2%
Iberdrola SA	3,184,597	41,771,664
Sweden 1.6%
Svenska Handelsbanken AB, Class A	2,856,041	31,037,855
Switzerland 3.5%
Chocoladefabriken Lindt & Spruengli AG	3,413	40,968,374
Lonza Group AG, Registered Shares	61,152	25,780,856
Total		66,749,230
United Kingdom 21.2%
ARM Holdings PLC, ADR(a)	306,553	23,035,925
AstraZeneca PLC	293,410	39,578,049
Bunzl PLC	781,878	31,772,022
Burberry Group PLC	1,115,370	20,117,860
Diageo PLC	1,085,289	39,390,758
GSK PLC	2,137,690	39,481,433
National Grid PLC	2,208,225	29,747,716
NMC Health PLC(a),(b),(c)	293,698	0
Reckitt Benckiser Group PLC	549,875	37,943,250
RELX PLC	1,245,881	49,428,859
Rio Tinto PLC	589,280	43,831,304
Unilever PLC	919,965	44,536,447
Total		398,863,623
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 6.5%
Booking Holdings, Inc.(a)	10,525	37,334,490
lululemon athletica, Inc.(a)	64,402	32,928,099
Roche Holding AG, Genusschein Shares	180,907	52,588,501
Total		122,851,090
Total Common Stocks (Cost $1,636,293,361)		1,823,925,154

Preferred Stocks 1.5%
Issuer	Shares	Value ($)
Germany 1.5%
Porsche AG	326,249	28,735,074
Total Preferred Stocks (Cost $27,408,607)		28,735,074

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(d),(e)	23,143,360	23,138,731
Total Money Market Funds (Cost $23,138,731)		23,138,731
Total Investments in Securities (Cost $1,686,840,699)		1,875,798,959
Other Assets & Liabilities, Net		8,830,990
Net Assets		$1,884,629,949
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(e)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	10,942,105	335,976,122	(323,779,496)	—	23,138,731	7,418	1,008,917	23,143,360
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Austria	—	37,054,682	—	37,054,682
Brazil	31,397,798	—	—	31,397,798
China	—	9,479,432	—	9,479,432
Denmark	—	100,280,457	—	100,280,457
France	—	201,608,723	—	201,608,723
Germany	—	167,103,975	—	167,103,975
Hong Kong	—	33,067,472	—	33,067,472
India	32,280,715	—	—	32,280,715
Indonesia	—	17,064,413	—	17,064,413
Italy	—	30,580,116	—	30,580,116
Japan	—	334,575,373	—	334,575,373
Netherlands	—	126,855,003	—	126,855,003
South Korea	—	41,303,533	—	41,303,533
Spain	—	41,771,664	—	41,771,664
Sweden	—	31,037,855	—	31,037,855
Switzerland	—	66,749,230	—	66,749,230
United Kingdom	23,035,925	375,827,698	0 *	398,863,623
United States	70,262,589	52,588,501	—	122,851,090
Total Common Stocks	156,977,027	1,666,948,127	0 *	1,823,925,154
Preferred Stocks
Germany	—	28,735,074	—	28,735,074
Total Preferred Stocks	—	28,735,074	—	28,735,074
Money Market Funds	23,138,731	—	—	23,138,731
Total Investments in Securities	180,115,758	1,695,683,201	0 *	1,875,798,959

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,663,701,968)	$1,852,660,228
Affiliated issuers (cost $23,138,731)	23,138,731
Foreign currency (cost $409,032)	412,997
Receivable for:
Dividends	2,249,297
Foreign tax reclaims	9,793,478
Prepaid expenses	18,754
Total assets	1,888,273,485
Liabilities
Payable for:
Investments purchased	2,437,448
Capital shares redeemed	936,837
Management services fees	41,300
Distribution and/or service fees	161
Service fees	1,182
Compensation of chief compliance officer	335
Compensation of board members	2,202
Other expenses	60,811
Deferred compensation of board members	163,260
Total liabilities	3,643,536
Net assets applicable to outstanding capital stock	$1,884,629,949
Represented by
Paid in capital	1,675,773,076
Total distributable earnings (loss)	208,856,873
Total - representing net assets applicable to outstanding capital stock	$1,884,629,949
Class 1
Net assets	$1,861,068,537
Shares outstanding	182,297,068
Net asset value per share	$10.21
Class 2
Net assets	$23,561,412
Shares outstanding	2,332,815
Net asset value per share	$10.10
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$42,519,188
Dividends — affiliated issuers	1,008,917
Foreign taxes withheld	(3,171,834)
Total income	40,356,271
Expenses:
Management services fees	14,568,625
Distribution and/or service fees
Class 2	52,395
Service fees	14,158
Custodian fees	191,246
Printing and postage fees	9,683
Accounting services fees	110,181
Legal fees	35,305
Compensation of chief compliance officer	359
Compensation of board members	34,101
Deferred compensation of board members	20,303
Other	45,455
Total expenses	15,081,811
Net investment income	25,274,460
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	48,429,485
Investments — affiliated issuers	7,418
Foreign currency translations	(532,022)
Net realized gain	47,904,881
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	227,436,881
Foreign currency translations	706,733
Net change in unrealized appreciation (depreciation)	228,143,614
Net realized and unrealized gain	276,048,495
Net increase in net assets resulting from operations	$301,322,955
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$25,274,460	$27,725,838
Net realized gain (loss)	47,904,881	(49,796,145)
Net change in unrealized appreciation (depreciation)	228,143,614	(430,452,816)
Net increase (decrease) in net assets resulting from operations	301,322,955	(452,523,123)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(26,527,395)	(375,784,857)
Class 2	(235,264)	(3,057,530)
Total distributions to shareholders	(26,762,659)	(378,842,387)
Increase (decrease) in net assets from capital stock activity	(185,285,274)	458,146,208
Total increase (decrease) in net assets	89,275,022	(373,219,302)
Net assets at beginning of year	1,795,354,927	2,168,574,229
Net assets at end of year	$1,884,629,949	$1,795,354,927

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	683,326	6,526,678	29,584,504	347,254,537
Distributions reinvested	2,766,152	26,527,395	42,765,251	375,784,857
Shares redeemed	(23,086,720)	(221,170,519)	(28,928,037)	(271,468,552)
Net increase (decrease)	(19,637,242)	(188,116,446)	43,421,718	451,570,842
Class 2
Shares sold	429,205	4,101,300	547,079	5,445,468
Distributions reinvested	24,764	235,264	351,901	3,057,530
Shares redeemed	(159,945)	(1,505,392)	(192,674)	(1,927,632)
Net increase	294,024	2,831,172	706,306	6,575,366
Total net increase (decrease)	(19,343,218)	(185,285,274)	44,128,024	458,146,208
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

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Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$8.80	0.13	1.42	1.55	(0.14)	—	(0.14)
Year Ended 12/31/2022	$13.57	0.14	(2.82)	(2.68)	(0.23)	(1.86)	(2.09)
Year Ended 12/31/2021	$12.19	0.20	1.43	1.63	(0.25)	—	(0.25)
Year Ended 12/31/2020	$11.03	0.16	1.05	1.21	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.70	0.29	1.50	1.79	(0.30)	(0.16)	(0.46)
Class 2
Year Ended 12/31/2023	$8.71	0.10	1.40	1.50	(0.11)	—	(0.11)
Year Ended 12/31/2022	$13.44	0.11	(2.78)	(2.67)	(0.20)	(1.86)	(2.06)
Year Ended 12/31/2021	$12.09	0.18	1.40	1.58	(0.23)	—	(0.23)
Year Ended 12/31/2020	$10.96	0.14	1.04	1.18	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.64	0.25	1.50	1.75	(0.27)	(0.16)	(0.43)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$10.21	17.70%	0.83%	0.83%	1.39%	22%	$1,861,069
Year Ended 12/31/2022	$8.80	(19.51% )	0.82% (c)	0.82% (c)	1.45%	46%	$1,777,600
Year Ended 12/31/2021	$13.57	13.55%	0.80% (c)	0.80% (c)	1.56%	57%	$2,150,661
Year Ended 12/31/2020	$12.19	11.16%	0.80%	0.80%	1.59%	163%	$3,131,021
Year Ended 12/31/2019	$11.03	18.76%	0.79%	0.79%	2.74%	94%	$2,893,855
Class 2
Year Ended 12/31/2023	$10.10	17.34%	1.08%	1.08%	1.11%	22%	$23,561
Year Ended 12/31/2022	$8.71	(19.64% )	1.07% (c)	1.07% (c)	1.16%	46%	$17,755
Year Ended 12/31/2021	$13.44	13.18%	1.06% (c)	1.06% (c)	1.40%	57%	$17,913
Year Ended 12/31/2020	$12.09	10.96%	1.05%	1.05%	1.33%	163%	$9,329
Year Ended 12/31/2019	$10.96	18.41%	1.04%	1.04%	2.45%	94%	$8,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners International Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
20
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.80% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with Schroder Investment Management North America Inc. (SIMNA Inc.) to serve as a subadviser to the Fund. Schroder Investment Management North America Limited (SIMNA Ltd.), an affiliate of SIMNA Inc., assists in providing day-to-day portfolio management of the Fund pursuant to a Sub-Subadvisory Agreement between SIMNA Inc. and SIMNA Ltd. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.84%	0.88%
Class 2	1.09	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(532,022)	532,021	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,762,659	—	26,762,659	235,223,675	143,618,712	378,842,387
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
24,562,232	—	(150,577)	184,085,654
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,691,713,305	255,120,860	(71,035,206)	184,085,654
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(150,577)	—	(150,577)	49,984,779
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $397,776,596 and $595,419,291, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
24
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
26
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$3,171,835	$0.02	$42,192,087	$0.23
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 27, 2024.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

28
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
30
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

32
Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Partners International Core Equity Fund  | Annual Report 2023
33

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Variable Portfolio – Partners International Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7054_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Partners International Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Walter Scott & Partners Limited
Roy Leckie
Charlie Macquaker
Jane Henderson
Fraser Fox, CFA
Maxim Skorniakov, CFA
William Blair Investment Management, LLC
Alaina Anderson, CFA
Simon Fennell
Kenneth McAtamney

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	14.77	7.65	3.46
Class 2	05/07/10	14.45	7.37	3.20
MSCI EAFE Growth Index (Net)		17.58	8.81	5.15
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Equity sector breakdown (%) (at December 31, 2023)
Consumer Discretionary	17.0
Consumer Staples	5.4
Energy	3.4
Financials	9.3
Health Care	14.9
Industrials	22.1
Information Technology	21.1
Materials	5.6
Real Estate	0.8
Utilities	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Australia	1.0
Brazil	1.8
Canada	6.8
China	1.7
Denmark	4.6
Finland	0.4
France	15.0
Germany	2.9
Hong Kong	2.3
India	4.2
Ireland	3.4
Italy	1.4
Japan	14.5
Netherlands	5.2
Singapore	0.6
Spain	4.0
Sweden	3.1
Switzerland	6.1
Taiwan	4.4
United Kingdom	11.8
United States(a)	4.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 96.32% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2023, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. As of December 31, 2023, Walter Scott & Partners Limited (Walter Scott) managed approximately 27.9% and William Blair Investment Management, LLC (William Blair) managed approximately 72.1% of the Fund’s assets.
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Partners International Growth Fund returned 14.45%. The Fund’s benchmark, the MSCI EAFE Growth Index (Net), returned 17.58% for the same time period.
Market overview
International equities enjoyed a robust year, despite continued uncertainty over global growth, and the U.S. Federal Reserve and the European Central Bank sticking to their monetary tightening mantra for most of the period. Returns were boosted by expectations of an easing of monetary policy, in view of slower inflation, and hopes of a soft landing in global economies. Although Europe flirted with recession, most major economies held up better than expected, with consumer spending showing resilience, particularly in the United States, despite the corrosive effect of inflation and high interest rates on personal incomes. Investors continued to be disappointed by the pace of China’s post-COVID recovery, given the travails of the property market, increasing signs of deflation and tepid consumption growth. In Japan, there were growing expectations that the economy could escape a long-standing deflationary chokehold on a sustainable basis.
For the year, global equities, as measured by the MSCI ACWI (Net) advanced 22.20% (in USD terms), on speculation that major central banks have sufficiently raised rates to stifle inflation. European equities, measured by the MSCI Europe Index (Net) also advanced, gaining 19.89%, similarly fueled on optimism for central bank pivots. Emerging markets, measured by the MSCI Emerging Markets Index (Net) also posted positive returns for the year. Performance, however, was hindered by continued weakness within China.
The Fund’s notable detractors during the period
Walter Scott
•
A relative underweight to the financials sector detracted from performance in our portion of the Fund, both from an absolute and relative perspective. Security selection was also negative.
•
Although our portion of the Fund’s relative overweight exposure to the information technology sector was positive from an absolute perspective, it was negative on a relative basis. Security selection was again negative.
•
Similarly, security selection our portion of the Fund’s industrials exposure, as well as a relative overweight, weighed on relative returns, although allocation was positive.
•
The top individual detractors in our portion of the Fund during the period included Merck KGaA, Jardine Matheson Holdings Ltd., and Prudential PLC.
○
Like many other life science businesses, Merck struggled with a tough industry backdrop. Fundamentally, however, Merck outperformed its peers due to its diversification across health care and electronics businesses. In the final quarter of the year, the company delivered better-than-expected results as it worked through an inventory correction in life science and semiconductor businesses. Management confirmed that the third quarter of the year was the trough for the life science business and expects a good recovery in 2024.
○
Jardine Matheson’s share price was punished by the negative sentiment towards China and Hong Kong. The Asia-focused conglomerate’s first-half results, however, were robust, reflecting its post-Covid recovery, led by Astra International in Indonesia, Dairy Farm and Mandarin Oriental. Jardine Motors (largely Zhongsheng in China) and HongKong Land were more challenged, offsetting some of the strength elsewhere.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
Fundamentally, Prudential had a strong year. The lifting of border restrictions between China and Hong Kong led to a rapid recovery in Hong Kong sales, far stronger than anyone, including Prudential management, expected, and the business maintained its pre-pandemic market leading position in sales to visitors from the Chinese mainland. On the negative side, China was weak, particularly the bancassurance channel. Prudential was also impacted by broader negative sentiment around China.
William Blair
•
A majority of underperformance in 2023 occurred in the first quarter of the year when our portion of the Fund failed to keep pace with the robust 11.09% first-quarter benchmark return due to regional allocation effects. As a result of our bottom-up stock decisions, our portion of the Fund is relatively underweight Europe and the U.K. and overweight Asia, all of which detracted from relative performance. Despite adding value in two of the next three quarters, our portion of the Fund was unable to close the performance gap for the year.
•
The top individual detractors in our portion of the Fund during the period included Alibaba Group Holding Ltd., China Tourism Group Duty Free Corp., Ltd. and Tenaris SA.
○
Alibaba Group appears to be going through an identity crisis, with changes in leadership and announced changes to corporate structure. The company continues to disappoint, suffering from execution and strategy issues, the most recent being an abandonment of the spin‐off of its cloud business. In the fourth quarter, our position in Alibaba was liquidated.
○
China Tourism Group Duty Free is the leading Chinese duty-free operator. Following a sharp rally in late 2022, as the government announced the abandonment of COVID lockdowns, the stock weakened amid concerns about the pace of the consumer recovery in China, specifically the slow resumption of international travel. While China Tourism operates non-airport duty-free shopping, foot traffic in those locations has been lighter than expected. Additionally, operational concerns — including gate capacity at arrival airports and maintenance requirements for wide‐body jets that were not operated through China’s COVID lockdowns — have reduced near-term expectations for a sales recovery in airport locations. We no longer hold the position.
○
Tenaris is a global leader in pipes used for drilling oil and gas wells and is levered to the premium end of the market via its pipes which are used for more complex wells like deep‐water and onshore shale. Despite our view for continued upside to estimates, the supernormal profitability period in the U.S. market peaked and there is a more muted outlook in the region for volume growth. We no longer hold the position.
The Fund’s notable contributors during the period
Walter Scott
•
Security selection in the consumer discretionary and consumer staples sectors, as well as relative underweights in each, contributed positively to relative returns in our portion of the Fund.
•
Security selection within the health care sector was also positive.
•
VAT Group AG, Shin-Etsu Chemical Co., Ltd. and Inditex (Spain) were the top three contributors to performance in our portion of the Fund during the period.
○
VAT Group shares performed strongly as the market anticipated a recovery in semiconductor capital spending in 2024. Results in 2023 were weak with revenues and profits declining. However, VAT Group’s cost flexibility allowed for resilient margins despite that sales pressure.
○
Shin-Etsu Chemical’s strong performance has been partly due to the strength in semiconductor-related companies generally, but also that of its PVC-led infrastructure business. This division has been enjoying supernormal profits in recent times due to strong housing demand, low input prices, the benefits of industry consolidation and the good price of caustic soda, which is a major biproduct for Shin-Etsu.
6
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
Inditex posted excellent results over the course of 2023. Entering 2023, there had been an expectation that consumer spending might weaken. In reality, consumer spending remained robust. In that favorable environment, Inditex executed exceptionally well, while many peers continued to grapple with COVID hangovers.
William Blair
•
Our portion of the Fund is constructed from the bottom up and seeks to add value from stock selection. While sector-level positioning results from our conviction in the sectors’ underlying securities, consumer staples, health care, and materials contributed positively to relative returns.
•
Lululemon Athletica, Inc., MercadoLibre, Inc. and Amadeus IT Group SA were the top three contributors to Fund performance during the period.
○
Lululemon Athletica has one of the more attractive business models in the consumer discretionary sector based on its premium priced athletic apparel, a vertically integrated manufacturing/retail/e-commerce strategy, a differentiated grassroots marketing approach and a highly productive small store format. The stock benefitted from results that beat expectations throughout the year as well as stronger-than-anticipated economic growth in the U.S.
○
MercadoLibre, the leading e-commerce platform in Latin America, has a best-in-class ecosystem of services such as logistics and payments, allowing the company to exploit attractive growth opportunities of the large and underpenetrated addressable market. Results this year were better than expected, with revenue growth accelerating and margins expanding.
○
Amadeus IT Group is the leading provider of IT solutions and global distribution services (GDS) to the travel industry. Amadeus has benefited from a rebound in travel since COVID, with revenues now back at pre-COVID levels. At the same time, the company underwent a cost-cutting exercise in the wake of COVID, resulting in margins and profit that were higher than before.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,015.00	1,020.69	4.27	4.28	0.85
Class 2	1,000.00	1,000.00	1,014.30	1,019.45	5.52	5.54	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.4%
Issuer	Shares	Value ($)
Australia 1.0%
Cochlear Ltd.	25,500	5,187,869
CSL Ltd.	44,100	8,597,256
Total		13,785,125
Brazil 1.8%
B3 SA - Brasil Bolsa Balcao	2,583,200	7,737,475
MercadoLibre, Inc.(a)	10,787	16,952,202
Total		24,689,677
Canada 6.8%
Alimentation Couche-Tard, Inc.	185,500	10,923,788
Canadian National Railway Co.	66,900	8,408,886
Canadian Pacific Kansas City Ltd.	245,981	19,447,258
Constellation Software, Inc.	4,289	10,633,956
Dollarama, Inc.	284,803	20,524,387
Intact Financial Corp.	85,736	13,190,552
Toronto-Dominion Bank (The)	188,621	12,188,015
Total		95,316,842
China 1.7%
Kweichow Moutai Co., Ltd., Class A	57,400	13,972,431
PDD Holdings, Inc., ADR(a)	64,981	9,507,370
Total		23,479,801
Denmark 4.6%
Coloplast A/S, Class B	51,200	5,850,426
DSV A/S	77,861	13,680,705
Novo Nordisk A/S	432,439	44,814,167
Total		64,345,298
Finland 0.4%
KONE OYJ, Class B	113,500	5,677,399
France 14.9%
Air Liquide SA	43,780	8,523,766
Airbus Group SE	125,038	19,316,919
Capgemini SE	62,829	13,130,734
Dassault Systemes SE	546,080	26,729,151
Hermes International SCA	2,440	5,186,257
L’Oreal SA	60,076	29,947,931
LVMH Moet Hennessy Louis Vuitton SE	30,341	24,653,189
Common Stocks (continued)
Issuer	Shares	Value ($)
Safran SA	95,709	16,874,493
Schneider Electric SE	84,659	17,042,378
Thales SA	59,869	8,864,970
TotalEnergies SE	314,497	21,385,489
VINCI SA	135,541	17,057,193
Total		208,712,470
Germany 2.9%
Adidas AG	42,200	8,575,327
Infineon Technologies AG	426,236	17,800,730
Merck KGaA	40,600	6,464,110
SAP SE	48,800	7,511,374
Total		40,351,541
Hong Kong 2.3%
AIA Group Ltd.	2,202,600	19,168,969
CLP Holdings Ltd.	603,000	4,982,057
Hang Lung Properties Ltd.	1,787,000	2,484,485
Jardine Matheson Holdings Ltd.	139,700	5,750,442
Total		32,385,953
India 4.2%
HDFC Bank Ltd.	982,484	20,117,364
Infosys Ltd.	689,804	12,768,605
Reliance Industries Ltd.	828,444	25,713,205
Total		58,599,174
Ireland 3.4%
CRH PLC	181,753	12,570,037
ICON PLC(a)	78,202	22,136,640
Kingspan Group PLC	148,809	12,860,864
Total		47,567,541
Italy 1.4%
Ferrari NV	14,400	4,861,537
Moncler SpA	165,118	10,166,206
Recordati Industria Chimica e Farmaceutica SpA	79,900	4,308,431
Total		19,336,174
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 14.5%
Daiichi Sankyo Co., Ltd.	419,200	11,476,324
Daikin Industries Ltd.	45,300	7,348,565
FANUC Corp.	151,500	4,446,393
Hoya Corp.	261,700	32,591,918
ITOCHU Corp.	123,400	5,027,298
Keyence Corp.	53,740	23,611,017
Lasertec Corp.	40,300	10,579,821
MISUMI Group, Inc.	231,200	3,903,525
Mitsui & Co., Ltd.	125,700	4,709,219
Murata Manufacturing Co., Ltd.	383,900	8,112,569
Obic Co., Ltd.	32,200	5,540,173
Shimadzu Corp.	130,700	3,644,313
Shin-Etsu Chemical Co., Ltd.	907,100	37,937,793
SMC Corp.	24,600	13,159,427
Sysmex Corp.	94,500	5,253,304
Terumo Corp.	131,900	4,313,263
Tokyo Electron Ltd.	119,500	21,239,915
Total		202,894,837
Netherlands 5.2%
ASML Holding NV	56,753	42,842,124
BE Semiconductor Industries NV	85,218	12,865,872
Ferrari NV	38,457	13,015,003
Wolters Kluwer NV	27,300	3,883,957
Total		72,606,956
Singapore 0.6%
CapitaLand Ascendas REIT	3,622,624	8,305,132
Spain 4.0%
Amadeus IT Group SA, Class A	334,380	24,015,692
Industria de Diseno Textil SA	715,995	31,241,764
Total		55,257,456
Sweden 3.1%
Atlas Copco AB, Class A	1,290,462	22,236,097
Atlas Copco AB, Class B	420,200	6,234,144
Evolution AB	119,174	14,194,870
Total		42,665,111
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 6.1%
Kuehne & Nagel International AG	25,600	8,834,482
Lonza Group AG, Registered Shares	11,500	4,848,244
Nestlé SA, Registered Shares	64,400	7,465,240
Novartis AG, Registered Shares	73,000	7,373,766
Partners Group Holding AG	8,085	11,690,516
SGS SA, Registered Shares	81,400	7,027,328
Straumann Holding AG, Registered Shares	76,714	12,397,204
VAT Group AG	19,200	9,643,353
Zurich Insurance Group AG	29,424	15,383,667
Total		84,663,800
Taiwan 4.4%
MediaTek, Inc.	507,000	16,741,090
Taiwan Semiconductor Manufacturing Co., Ltd.	1,729,000	33,147,613
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	118,000	12,272,000
Total		62,160,703
United Kingdom 11.8%
Ashtead Group PLC	223,031	15,502,255
AstraZeneca PLC	165,016	22,258,993
BAE Systems PLC	253,663	3,590,597
Compass Group PLC	1,099,260	30,079,418
Diageo PLC	182,400	6,620,241
Experian PLC	628,493	25,639,585
Haleon PLC	1,212,358	4,963,724
Halma PLC	347,535	10,104,896
London Stock Exchange Group PLC	191,664	22,656,898
Prudential PLC	499,000	5,630,064
Rentokil Initial PLC	1,549,718	8,734,622
Spirax-Sarco Engineering PLC	69,678	9,322,616
Total		165,103,909
United States 3.3%
Linde PLC	44,432	18,248,667
lululemon athletica, Inc.(a)	39,547	20,219,985
Roche Holding AG, Genusschein Shares	26,000	7,558,033
Total		46,026,685
Total Common Stocks (Cost $1,173,541,308)		1,373,931,584

The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	20,803,300	20,799,140
Total Money Market Funds (Cost $20,798,745)		20,799,140
Total Investments in Securities (Cost $1,194,340,053)		1,394,730,724
Other Assets & Liabilities, Net		856,328
Net Assets		$1,395,587,052
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	12,696,524	287,773,877	(279,671,112)	(149)	20,799,140	1,558	1,271,937	20,803,300
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	13,785,125	—	13,785,125
Brazil	24,689,677	—	—	24,689,677
Canada	95,316,842	—	—	95,316,842
China	9,507,370	13,972,431	—	23,479,801
Denmark	—	64,345,298	—	64,345,298
Finland	—	5,677,399	—	5,677,399
France	—	208,712,470	—	208,712,470
Germany	—	40,351,541	—	40,351,541
Hong Kong	—	32,385,953	—	32,385,953
India	—	58,599,174	—	58,599,174
Ireland	34,706,677	12,860,864	—	47,567,541
Italy	—	19,336,174	—	19,336,174
Japan	—	202,894,837	—	202,894,837
Netherlands	13,015,003	59,591,953	—	72,606,956
Singapore	—	8,305,132	—	8,305,132
Spain	—	55,257,456	—	55,257,456
Sweden	—	42,665,111	—	42,665,111
Switzerland	—	84,663,800	—	84,663,800
Taiwan	12,272,000	49,888,703	—	62,160,703
United Kingdom	—	165,103,909	—	165,103,909
United States	38,468,652	7,558,033	—	46,026,685
Total Common Stocks	227,976,221	1,145,955,363	—	1,373,931,584
Money Market Funds	20,799,140	—	—	20,799,140
Total Investments in Securities	248,775,361	1,145,955,363	—	1,394,730,724
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,173,541,308)	$1,373,931,584
Affiliated issuers (cost $20,798,745)	20,799,140
Receivable for:
Investments sold	1,492,167
Capital shares sold	3,549
Dividends	534,451
Foreign tax reclaims	3,251,817
Expense reimbursement due from Investment Manager	2,169
Prepaid expenses	10,819
Total assets	1,400,025,696
Liabilities
Payable for:
Investments purchased	1,683,204
Capital shares redeemed	1,381,063
Foreign capital gains taxes deferred	1,132,760
Management services fees	33,450
Distribution and/or service fees	292
Service fees	2,267
Compensation of chief compliance officer	242
Compensation of board members	1,794
Other expenses	59,397
Deferred compensation of board members	144,175
Total liabilities	4,438,644
Net assets applicable to outstanding capital stock	$1,395,587,052
Represented by
Paid in capital	1,264,585,731
Total distributable earnings (loss)	131,001,321
Total - representing net assets applicable to outstanding capital stock	$1,395,587,052
Class 1
Net assets	$1,352,909,011
Shares outstanding	117,746,771
Net asset value per share	$11.49
Class 2
Net assets	$42,678,041
Shares outstanding	3,759,758
Net asset value per share	$11.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$21,422,413
Dividends — affiliated issuers	1,271,937
Interfund lending	4,885
European Union tax reclaim	750,835
Foreign taxes withheld	(2,534,509)
Total income	20,915,561
Expenses:
Management services fees	11,155,862
Distribution and/or service fees
Class 2	103,047
Service fees	27,529
Custodian fees	173,310
Printing and postage fees	13,263
Accounting services fees	91,886
Legal fees	28,205
Interest on interfund lending	54
Compensation of chief compliance officer	260
Compensation of board members	26,764
Deferred compensation of board members	16,891
Other	27,197
Total expenses	11,664,268
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(727,281)
Total net expenses	10,936,987
Net investment income	9,978,574
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(38,328,061)
Investments — affiliated issuers	1,558
Foreign currency translations	(673,497)
Net realized loss	(39,000,000)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	212,871,850
Investments — affiliated issuers	(149)
Foreign currency translations	207,898
Foreign capital gains tax	(428,379)
Net change in unrealized appreciation (depreciation)	212,651,220
Net realized and unrealized gain	173,651,220
Net increase in net assets resulting from operations	$183,629,794
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$9,978,574	$7,769,908
Net realized loss	(39,000,000)	(34,334,464)
Net change in unrealized appreciation (depreciation)	212,651,220	(391,104,421)
Net increase (decrease) in net assets resulting from operations	183,629,794	(417,668,977)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(5,946,992)	(69,892,196)
Class 2	(98,445)	(2,488,406)
Total distributions to shareholders	(6,045,437)	(72,380,602)
Increase in net assets from capital stock activity	33,101,558	110,892,225
Total increase (decrease) in net assets	210,685,915	(379,157,354)
Net assets at beginning of year	1,184,901,137	1,564,058,491
Net assets at end of year	$1,395,587,052	$1,184,901,137

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	8,341,363	84,475,594	4,736,256	50,439,097
Distributions reinvested	545,096	5,946,992	7,161,085	69,892,196
Shares redeemed	(5,033,542)	(55,290,572)	(1,132,300)	(11,913,933)
Net increase	3,852,917	35,132,014	10,765,041	108,417,360
Class 2
Shares sold	156,676	1,673,911	332,832	3,762,421
Distributions reinvested	9,115	98,445	257,599	2,488,406
Shares redeemed	(359,944)	(3,802,812)	(359,260)	(3,775,962)
Net increase (decrease)	(194,153)	(2,030,456)	231,171	2,474,865
Total net increase	3,658,764	33,101,558	10,996,212	110,892,225
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$10.06	0.09 (c)	1.39	1.48	(0.05)	—	(0.05)
Year Ended 12/31/2022	$14.64	0.07 (e)	(4.00)	(3.93)	—	(0.65)	(0.65)
Year Ended 12/31/2021	$13.86	0.01	1.44	1.45	(0.01)	(0.66)	(0.67)
Year Ended 12/31/2020	$11.46	0.02	2.53	2.55	(0.03)	(0.12)	(0.15)
Year Ended 12/31/2019	$9.46	0.10	2.38	2.48	(0.12)	(0.36)	(0.48)
Class 2
Year Ended 12/31/2023	$9.94	0.06 (c)	1.38	1.44	(0.03)	—	(0.03)
Year Ended 12/31/2022	$14.51	0.04 (e)	(3.96)	(3.92)	—	(0.65)	(0.65)
Year Ended 12/31/2021	$13.77	(0.03)	1.43	1.40	—	(0.66)	(0.66)
Year Ended 12/31/2020	$11.40	(0.01)	2.51	2.50	(0.01)	(0.12)	(0.13)
Year Ended 12/31/2019	$9.42	0.07	2.37	2.44	(0.10)	(0.36)	(0.46)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Net investment income per share includes European Union tax reclaims which amounted to $0.01 per share. Excluding this amount, the ratio of net investment income to average net assets would have been lower by 0.06%.

(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$11.49	14.77%	0.91% (d)	0.85% (d)	0.79% (c)	37%	$1,352,909
Year Ended 12/31/2022	$10.06	(26.69% )	0.91%	0.87%	0.64%	35%	$1,145,609
Year Ended 12/31/2021	$14.64	10.63%	0.90%	0.88%	0.06%	26%	$1,510,036
Year Ended 12/31/2020	$13.86	22.62%	0.93% (d)	0.92% (d)	0.15%	73%	$1,134,033
Year Ended 12/31/2019	$11.46	26.70%	0.93%	0.92%	0.92%	113%	$1,057,916
Class 2
Year Ended 12/31/2023	$11.35	14.45%	1.16% (d)	1.10% (d)	0.55% (c)	37%	$42,678
Year Ended 12/31/2022	$9.94	(26.87% )	1.16%	1.12%	0.41%	35%	$39,292
Year Ended 12/31/2021	$14.51	10.33%	1.15%	1.13%	(0.21% )	26%	$54,022
Year Ended 12/31/2020	$13.77	22.30%	1.18% (d)	1.17% (d)	(0.10% )	73%	$44,514
Year Ended 12/31/2019	$11.40	26.36%	1.18%	1.17%	0.67%	113%	$35,306
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Partners International Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain
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Notes to Financial Statements (continued)
December 31, 2023
more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.92% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.88% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Walter Scott & Partners Limited and William Blair Investment Management, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.85%	0.86%
Class 2	1.10	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, former pfic holdings, capital loss carryforwards, trustees’ deferred compensation, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,171,779)	450,772	721,007
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,045,437	—	6,045,437	4,277,239	68,103,363	72,380,602
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,144,301	—	(72,063,052)	195,116,724
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,199,614,000	236,370,726	(41,254,002)	195,116,724
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(65,100,559)	(6,962,493)	(72,063,052)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $486,998,999 and $456,412,795, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	400,000	4.86	1
Lender	6,280,000	5.60	5
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other
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Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
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Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$2,603,462	$0.02	$22,009,158	$0.18
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 27, 2024.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

30
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

32
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

34
Variable Portfolio – Partners International Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Partners International Growth Fund  | Annual Report 2023
35

Variable Portfolio – Partners International Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7055_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.

Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Portfolio Manager
Managed Fund since 2012
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	9.46	3.67	2.63
Class 2	05/03/10	9.19	3.40	2.38
Class 3	05/01/00	9.31	3.54	2.51
MSCI Emerging Markets Index (Net)		9.83	3.68	2.66
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	6.7
Consumer Discretionary	12.4
Consumer Staples	9.1
Energy	4.3
Financials	27.7
Health Care	2.8
Industrials	10.1
Information Technology	24.9
Materials	1.2
Real Estate	0.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Country breakdown (%) (at December 31, 2023)
Brazil	10.4
Canada	0.8
China	19.1
Greece	4.3
Hong Kong	2.9
India	17.0
Indonesia	6.8
Kazakhstan	0.4
Mexico	5.2
Philippines	1.1
Poland	1.3
Russian Federation	0.4
Saudi Arabia	0.4
South Africa	2.2
South Korea	11.5
Taiwan	12.7
Thailand	0.5
United States(a)	3.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Emerging Markets Fund returned 9.19%. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned 9.83% during the same time period.
Market overview
Emerging markets ended a volatile year in positive territory. The year started with optimism following China’s removal of its zero-COVID policy. However, lackluster consumption and property sector woes would continue to weigh on China’s economy. Heightened geopolitical tensions between China and both the United States and Taiwan further undermined sentiment around Chinese equities. The emerging market outlook was boosted toward the end of the period by the growing belief that the U.S. Federal Reserve had reached the end of its tightening cycle and would soon start cutting interest rates. The resulting decline in U.S. Treasury yields and the U.S. dollar provided a tailwind for emerging markets.
Within Asia, sentiment with respect to China’s market faced the headwinds noted above. U.S. President Biden’s plans to restrict U.S. corporate investment in Chinese technology firms and increase U.S. military presence in the South China Sea rattled investors. Sources of optimism included the government’s support of the internet and gaming sector and the return to China of Alibaba’s founder, Jack Ma – a move seen by some as designed to help restore confidence in the country’s business environment. Later in the period, the Chinese government pledged support for the real estate sector and promised to boost consumption and address local government debt. The government also signaled support for large fintech platforms, raising hopes of a normalized regulatory environment. However, weak economic data and property sector concerns weighed on Chinese market sentiment into year end. Taiwan’s market was lifted by broad optimism for the technology sector after results for bellwether Taiwan Semiconductor Manufacturing Company beat expectations. In addition, China’s reopening of its border raised hopes for a significant boost to Taiwan’s foreign trade. Korea outperformed in large part due to constructive trends for semiconductor chip and electric vehicle battery makers. Indian stocks were a notable bright spot as economic data continued to support the country’s secular structural growth story. Indonesia’s market lagged but still generated a positive return as investors remained optimistic on government policies to aid exports, boost economic growth and attract long-term investment.
Turning to Latin America, Brazil outperformed after its booming agricultural sector helped first quarter gross domestic product (GDP) growth beat expectations. In addition, industrial production, services output and retail sales all topped estimates. In policy terms, progress was made on crafting reform of Brazil’s complex tax system while, later in the period, the central bank took advantage of easing core inflation to cut its benchmark rate. Mexican equities significantly outperformed as third quarter GDP growth exceeded expectations, supported by domestic consumption and industrial activity, while the central bank left rates unchanged and increased its 2023 and 2024 growth forecasts. The Mexican economy continued to benefit from the “nearshoring” trend.
In Europe, the Middle East and Africa, Greece outperformed as that market continued to price in an improving macro backdrop driven by ongoing structural reforms, strong domestic demand and growth in exports for both goods and services. The Middle East felt pressure from the Israel-Palestine conflict, given concerns of contagion in the region. South Africa was a notable laggard, as exports fell, and a weak rand weighed on domestic sectors. Poland’s economy proved to be resilient, benefiting from low unemployment, increasing foreign direct investment and positive migration.
The Fund’s notable detractors during the period
•
Selection within China detracted from performance relative to the benchmark.
•
Out-of-benchmark exposure to Hong Kong and selection within the consumer discretionary sector also detracted.
•
The largest individual detractors were Chinese consumer-related companies impacted by China’s sub-par post-pandemic recovery.
○
In this vein, results for Chinese sports apparel company Li Ning Co., Ltd. were negatively impacted by weaker-than-expected consumption in China, along with increased competition from international brands such as Nike and Adidas, as well as domestic rival Anta Sport.
○
Meituan, a Chinese shopping platform for locally sourced consumer products and retail services, was also impacted by weak consumption in China along with increased competition.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
China Tourism Group Duty Free Corp., Ltd., a Chinese duty-free retailer, saw its results suffer from lower-than-expected travel volumes.
○
Finally, tepid consumer spending weighed on shares of Chinese e-commerce company JD.com, Inc., which has also had to deal with greater competitive intensity in the e-commerce space. We sold the Fund’s position in the company during the period.
The Fund’s notable contributors during the period
•
The Fund’s country allocation added overall to performance relative to the benchmark, most notably out-of-benchmark exposure to Argentina, an overweight to Brazil and an underweight to China.
•
Stock selection within the industrials and financials sectors also proved additive.
•
Individual names held that contributed most positively to relative performance included MercadoLibre, Inc., Larsen & Toubro Ltd., SK Hynix, Inc. and Cholamandalam Investment and Finance Co., Ltd.
○
MercadoLibre is a Latin American e-commerce and payments company. Both of the company’s principal segments performed well, with improving usage rates and profitability. In addition, the company benefited from an improving competitive environment following troubles at Brazilian retailer Americanas.
○
Larsen & Toubro is an Indian conglomerate that manufactures engineering equipment and heavy machinery, as well as undertaking engineering projects. Results have benefited from India’s focus on infrastructure and manufacturing investment. In addition, the company has attracted order flows internationally, such as a recent $4 billion hydrocarbon contract in the Middle East.
○
Shares of South Korea memory semiconductor chipmaker SK Hynix were supported as the semiconductor cycle bottomed and demand has been picking up, supported in part by generative AI. We believe SK Hynix is well placed to benefit as the leading provider of high bandwidth memory for AI chipmaker NVIDIA.
○
Finally, as a beneficiary of India’s structural growth, commercial finance provider Cholamandalam has executed well across various channels. In addition, the company is expanding its business into new geographies, driving market share gains.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events.The Fund has investment exposure to Chinese companies through legal structures known as variable interest entities (VIEs) in which the Fund holds only contractual rights (rather than equity ownership) in the company. VIEs are subject to breach of such contract and uncertainty over the legitimacy and regulation of VIEs which could adversely affect the value of VIE investments. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,031.40	1,019.50	5.52	5.49	1.09
Class 2	1,000.00	1,000.00	1,028.90	1,018.25	6.78	6.74	1.34
Class 3	1,000.00	1,000.00	1,030.70	1,018.85	6.18	6.14	1.22
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.3%
Issuer	Shares	Value ($)
Brazil 10.4%
B3 SA - Brasil Bolsa Balcao	483,534	1,448,332
Banco BTG Pactual SA	316,636	2,451,556
Banco do Brasil SA	67,274	767,109
Itaú Unibanco Holding SA, ADR	548,100	3,809,295
Localiza Rent a Car SA	221,448	2,899,393
MercadoLibre, Inc.(a)	2,274	3,573,682
NU Holdings Ltd., Class A(a)	88,308	735,606
Petroleo Brasileiro SA, ADR	174,740	2,790,598
PRIO SA	284,169	2,693,919
Sendas Distribuidora S/A	446,906	1,244,779
TOTVS SA	229,716	1,593,201
WEG SA	270,275	2,053,658
Total		26,061,128
Canada 0.8%
Parex Resources, Inc.	102,878	1,937,139
China 19.2%
Baidu, Inc. Class A(a)	321,150	4,780,612
BYD Co., Ltd., Class H	147,000	4,054,941
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Resources Land Ltd.	414,000	1,485,441
Eastroc Beverage Group Co., Ltd., Class A	110,300	2,838,014
Full Truck Alliance Co., Ltd., ADR(a)	182,755	1,281,113
Fuyao Glass Industry Group Co., Ltd., Class A	190,300	1,003,026
Kingdee International Software Group Co., Ltd.(a)	308,150	449,841
Kuaishou Technology(a)	228,200	1,552,724
Kweichow Moutai Co., Ltd., Class A	6,900	1,679,613
Medlive Technology Co., Ltd.	216,754	235,384
Midea Group Co., Ltd., Class A	159,900	1,232,054
NetEase, Inc.	82,640	1,490,957
New Horizon Health Ltd.(a)	272,000	806,607
PDD Holdings, Inc., ADR(a)	40,498	5,925,262
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	37,200	1,525,380
Shenzhou International Group Holdings Ltd.	118,400	1,214,649
Songcheng Performance Development Co., Ltd., Class A	522,300	726,871
Sungrow Power Supply Co., Ltd., Class A	119,400	1,474,206
Common Stocks (continued)
Issuer	Shares	Value ($)
Tencent Holdings Ltd.	227,101	8,574,170
Trip.com Group Ltd., ADR(a)	63,200	2,275,832
Wuliangye Yibin Co., Ltd., Class A	58,900	1,165,947
WuXi Biologics Cayman, Inc.(a)	123,500	467,108
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	407,800	1,690,273
Total		47,930,026
Greece 4.4%
Eurobank Ergasias Services and Holdings SA(a)	714,561	1,269,580
JUMBO SA	74,084	2,054,440
Mytilineos SA	25,806	1,045,529
National Bank of Greece SA(a)	419,213	2,912,584
OPAP SA	105,835	1,795,778
Piraeus Financial Holdings SA(a)	519,925	1,837,280
Total		10,915,191
Hong Kong 2.9%
AIA Group Ltd.	374,200	3,256,618
Sands China Ltd.(a)	943,200	2,760,714
Techtronic Industries Co., Ltd.	103,503	1,233,248
Total		7,250,580
India 17.1%
APL Apollo Tubes Ltd.	97,963	1,808,048
Astral Ltd.	59,009	1,351,944
AU Small Finance Bank Ltd.	182,470	1,725,064
Bajaj Finance Ltd.	20,909	1,839,811
Balkrishna Industries Ltd.	24,388	752,437
Cholamandalam Investment and Finance Co., Ltd.	160,577	2,428,796
CreditAccess Grameen Ltd.(a)	42,533	816,044
Eicher Motors Ltd.	14,843	738,737
HDFC Bank Ltd., ADR	64,533	4,330,810
ICICI Bank Ltd., ADR	301,981	7,199,227
IndusInd Bank Ltd.	267,360	5,132,032
Larsen & Toubro Ltd.	114,995	4,869,794
Max Healthcare Institute Ltd.	290,780	2,398,014
Persistent Systems Ltd.	11,902	1,055,708
Polycab India Ltd.	32,534	2,143,214
Reliance Industries Ltd.	56,801	1,762,987
Varun Beverages Ltd.	65,804	977,544
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
WNS Holdings Ltd., ADR(a)	21,867	1,381,994
Total		42,712,205
Indonesia 6.8%
Bank Negara Indonesia Persero Tbk PT	4,749,200	1,657,185
PT Astra International Tbk	3,122,100	1,144,940
PT Bank Central Asia Tbk	9,634,700	5,883,908
PT Bank Rakyat Indonesia Persero Tbk	19,302,039	7,173,948
PT Sumber Alfaria Trijaya Tbk	5,844,000	1,112,095
Total		16,972,076
Kazakhstan 0.5%
Kaspi.KZ JSC, GDR, Registered Shares(d)	12,459	1,146,228
Mexico 5.2%
Arca Continental SAB de CV	130,300	1,424,775
Banco del Bajio SA	196,918	659,370
Corporación Inmobiliaria Vesta SAB de CV	151,365	600,254
Gruma SAB de CV, Class B	46,396	849,040
Grupo Aeroportuario del Centro Norte SAB de CV	121,426	1,284,194
Grupo Aeroportuario del Pacifico SAB de CV	62,404	1,094,578
Grupo Financiero Banorte SAB de CV, Class O	451,559	4,549,894
Wal-Mart de Mexico SAB de CV, Class V	611,375	2,570,288
Total		13,032,393
Philippines 1.1%
BDO Unibank, Inc.	1,136,560	2,677,643
Poland 1.3%
Dino Polska SA(a)	27,447	3,213,643
Russian Federation 0.4%
Detsky Mir PJSC(a),(b),(c),(e)	911,435	0
Fix Price Group PLC, GDR(a),(b),(c),(d),(e)	502,952	905,314
Total		905,314
Saudi Arabia 0.4%
Nahdi Medical Co.	24,707	902,117
South Africa 2.2%
Capitec Bank Holdings Ltd.	16,405	1,830,392
Clicks Group Ltd.	91,850	1,635,450
Shoprite Holdings Ltd.	131,541	1,977,879
Total		5,443,721
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 10.0%
Coupang, Inc., Class A(a)	76,040	1,231,088
Samsung Biologics Co., Ltd.(a)	2,689	1,581,885
Samsung Electro-Mechanics Co., Ltd.(a)	20,921	2,478,651
Samsung Electronics Co., Ltd.	230,508	13,991,107
SK Hynix, Inc.	51,766	5,649,636
Total		24,932,367
Taiwan 12.7%
Accton Technology Corp.	62,672	1,065,223
ASMedia Technology, Inc.	22,000	1,296,918
ASPEED Technology, Inc.	27,000	2,735,126
Chailease Holding Co., Ltd.	115,668	726,828
Chroma ATE, Inc.	98,000	678,505
Delta Electronics, Inc.	83,000	846,470
eMemory Technology, Inc.	15,000	1,192,715
MediaTek, Inc.	73,000	2,410,453
Parade Technologies Ltd.	14,000	545,723
Taiwan Semiconductor Manufacturing Co., Ltd.	978,838	18,765,843
Unimicron Technology Corp.	132,000	754,182
Wiwynn Corp.	13,000	769,737
Total		31,787,723
Thailand 0.5%
PTT Exploration & Production PCL	307,100	1,337,725
United States 1.4%
Freeport-McMoRan, Inc.	12,819	545,705
Globant SA(a)	5,530	1,316,029
Livent Corp.(a)	27,443	493,425
Samsonite International SA(a)	354,900	1,170,894
Total		3,526,053
Total Common Stocks (Cost $209,843,852)		242,683,272

Preferred Stocks 1.6%
Issuer	Shares	Value ($)
South Korea 1.6%
Samsung Electronics Co., Ltd.	80,792	3,893,084
Total Preferred Stocks (Cost $2,092,325)		3,893,084
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023

Rights 0.0%
Issuer	Shares	Value ($)
Brazil 0.0%
Localiza Rent a Car SA(a)	794	3,269
Total Rights (Cost $—)		3,269

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(f),(g)	4,080,849	4,080,033
Total Money Market Funds (Cost $4,079,625)		4,080,033
Total Investments in Securities (Cost $216,015,802)		250,659,658
Other Assets & Liabilities, Net		(1,226,959)
Net Assets		$249,432,699
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $905,315, which represents 0.36% of total net assets.

(c)	Valuation based on significant unobservable inputs.
(d)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $2,051,542, which represents 0.82% of total net assets.

(e)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $905,314, which represents 0.36% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Detsky Mir PJSC	02/08/2017-09/21/2020	911,435	1,345,538	—
Fix Price Group PLC, GDR	03/05/2021-03/08/2021	502,952	4,907,336	905,314
			6,252,874	905,314

(f)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	9,344,347	61,700,042	(66,964,025)	(331)	4,080,033	(842)	148,546	4,080,849
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	26,061,128	—	—	26,061,128
Canada	1,937,139	—	—	1,937,139
China	9,482,207	38,447,818	1	47,930,026
Greece	—	10,915,191	—	10,915,191
Hong Kong	—	7,250,580	—	7,250,580
India	12,912,031	29,800,174	—	42,712,205
Indonesia	—	16,972,076	—	16,972,076
Kazakhstan	—	1,146,228	—	1,146,228
Mexico	13,032,393	—	—	13,032,393
Philippines	—	2,677,643	—	2,677,643
Poland	—	3,213,643	—	3,213,643
Russian Federation	—	—	905,314	905,314
Saudi Arabia	—	902,117	—	902,117
South Africa	—	5,443,721	—	5,443,721
South Korea	1,231,088	23,701,279	—	24,932,367
Taiwan	—	31,787,723	—	31,787,723
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Thailand	—	1,337,725	—	1,337,725
United States	2,355,159	1,170,894	—	3,526,053
Total Common Stocks	67,011,145	174,766,812	905,315	242,683,272
Preferred Stocks
South Korea	—	3,893,084	—	3,893,084
Total Preferred Stocks	—	3,893,084	—	3,893,084
Rights
Brazil	3,269	—	—	3,269
Total Rights	3,269	—	—	3,269
Money Market Funds	4,080,033	—	—	4,080,033
Total Investments in Securities	71,094,447	178,659,896	905,315	250,659,658
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $211,936,177)	$246,579,625
Affiliated issuers (cost $4,079,625)	4,080,033
Foreign currency (cost $144,507)	144,509
Receivable for:
Capital shares sold	1,461
Dividends	381,392
Foreign tax reclaims	21,323
Expense reimbursement due from Investment Manager	1,136
Prepaid expenses	6,702
Total assets	251,216,181
Liabilities
Payable for:
Investments purchased	447,185
Capital shares redeemed	46,469
Foreign capital gains taxes deferred	1,109,098
Management services fees	7,507
Distribution and/or service fees	821
Service fees	9,263
Compensation of chief compliance officer	46
Compensation of board members	948
Other expenses	46,703
Deferred compensation of board members	115,442
Total liabilities	1,783,482
Net assets applicable to outstanding capital stock	$249,432,699
Represented by
Paid in capital	245,417,692
Total distributable earnings (loss)	4,015,007
Total - representing net assets applicable to outstanding capital stock	$249,432,699
Class 1
Net assets	$68,575,994
Shares outstanding	6,970,853
Net asset value per share	$9.84
Class 2
Net assets	$59,380,635
Shares outstanding	6,171,370
Net asset value per share	$9.62
Class 3
Net assets	$121,476,070
Shares outstanding	12,461,714
Net asset value per share	$9.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$5,794,945
Dividends — affiliated issuers	148,546
Foreign taxes withheld	(736,495)
Total income	5,206,996
Expenses:
Management services fees	2,665,250
Distribution and/or service fees
Class 2	144,790
Class 3	151,181
Service fees	113,387
Custodian fees	107,556
Printing and postage fees	31,630
Accounting services fees	45,009
Legal fees	15,083
Interest on interfund lending	604
Compensation of chief compliance officer	48
Compensation of board members	13,671
Deferred compensation of board members	12,265
Other	36,403
Total expenses	3,336,877
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(374,913)
Total net expenses	2,961,964
Net investment income	2,245,032
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(17,386,478)
Investments — affiliated issuers	(842)
Foreign currency translations	(129,848)
Net realized loss	(17,517,168)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	37,276,023
Investments — affiliated issuers	(331)
Foreign currency translations	2,599
Foreign capital gains tax	(245,180)
Net change in unrealized appreciation (depreciation)	37,033,111
Net realized and unrealized gain	19,515,943
Net increase in net assets resulting from operations	$21,760,975
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$2,245,032	$190,742
Net realized loss	(17,517,168)	(12,743,277)
Net change in unrealized appreciation (depreciation)	37,033,111	(106,893,649)
Net increase (decrease) in net assets resulting from operations	21,760,975	(119,446,184)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(69,821)	(19,236,412)
Class 2	—	(18,957,219)
Class 3	—	(41,600,090)
Total distributions to shareholders	(69,821)	(79,793,721)
Increase (decrease) in net assets from capital stock activity	(10,856,996)	76,822,229
Total increase (decrease) in net assets	10,834,158	(122,417,676)
Net assets at beginning of year	238,598,541	361,016,217
Net assets at end of year	$249,432,699	$238,598,541

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	318,997	2,986,479	291,546	3,531,729
Distributions reinvested	7,557	69,821	2,022,756	19,236,412
Shares redeemed	(24,127)	(228,234)	(56,091)	(716,777)
Net increase	302,427	2,828,066	2,258,211	22,051,364
Class 2
Shares sold	350,348	3,196,108	629,221	8,331,063
Distributions reinvested	—	—	2,034,037	18,957,219
Shares redeemed	(602,663)	(5,538,048)	(444,092)	(4,855,266)
Net increase (decrease)	(252,315)	(2,341,940)	2,219,166	22,433,016
Class 3
Shares sold	131,733	1,198,940	360,342	4,375,474
Distributions reinvested	—	—	4,411,462	41,600,090
Shares redeemed	(1,349,359)	(12,542,062)	(1,173,119)	(13,637,715)
Net increase (decrease)	(1,217,626)	(11,343,122)	3,598,685	32,337,849
Total net increase (decrease)	(1,167,514)	(10,856,996)	8,076,062	76,822,229
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$9.00	0.10	0.75	0.85	(0.01)	—	(0.01)
Year Ended 12/31/2022	$19.42	0.02	(6.18)	(6.16)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.90	(0.03)	(1.41)	(1.44)	(0.24)	(0.80)	(1.04)
Year Ended 12/31/2020	$18.98	(0.01)	5.36	5.35	(0.12)	(2.31)	(2.43)
Year Ended 12/31/2019	$16.38	0.09	4.79	4.88	(0.04)	(2.25)	(2.29)
Class 2
Year Ended 12/31/2023	$8.81	0.07	0.74	0.81	—	—	—
Year Ended 12/31/2022	$19.18	(0.01)	(6.10)	(6.11)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.66	(0.08)	(1.40)	(1.48)	(0.20)	(0.80)	(1.00)
Year Ended 12/31/2020	$18.78	(0.05)	5.32	5.27	(0.08)	(2.31)	(2.39)
Year Ended 12/31/2019	$16.26	0.06	4.73	4.79	(0.02)	(2.25)	(2.27)
Class 3
Year Ended 12/31/2023	$8.92	0.09	0.74	0.83	—	—	—
Year Ended 12/31/2022	$19.32	0.01	(6.15)	(6.14)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.80	(0.06)	(1.40)	(1.46)	(0.22)	(0.80)	(1.02)
Year Ended 12/31/2020	$18.89	(0.03)	5.35	5.32	(0.10)	(2.31)	(2.41)
Year Ended 12/31/2019	$16.33	0.08	4.76	4.84	(0.03)	(2.25)	(2.28)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate which had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Financial Highlights (continued)

	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	—	$9.84	9.46%	1.26% (c)	1.10% (c)	1.05%	48%	$68,576
Year Ended 12/31/2022	—	$9.00	(32.90% )	1.26%	1.12%	0.20%	51%	$60,003
Year Ended 12/31/2021	—	$19.42	(7.20% )	1.22% (c)	1.14% (c)	(0.16% )	28%	$85,630
Year Ended 12/31/2020	—	$21.90	33.61%	1.23% (c),(d)	1.14% (c),(d)	(0.05% )	26%	$171,261
Year Ended 12/31/2019	0.01	$18.98	31.50% (e)	1.22% (c)	1.17% (c)	0.53%	26%	$133,990
Class 2
Year Ended 12/31/2023	—	$9.62	9.19%	1.50% (c)	1.35% (c)	0.80%	48%	$59,381
Year Ended 12/31/2022	—	$8.81	(33.07% )	1.51%	1.37%	(0.05% )	51%	$56,612
Year Ended 12/31/2021	—	$19.18	(7.47% )	1.48% (c)	1.39% (c)	(0.39% )	28%	$80,663
Year Ended 12/31/2020	—	$21.66	33.31%	1.48% (c),(d)	1.39% (c),(d)	(0.30% )	26%	$75,522
Year Ended 12/31/2019	0.00 (f)	$18.78	31.13% (g)	1.47% (c)	1.42% (c)	0.33%	26%	$55,859
Class 3
Year Ended 12/31/2023	—	$9.75	9.31%	1.38% (c)	1.23% (c)	0.92%	48%	$121,476
Year Ended 12/31/2022	—	$8.92	(32.98% )	1.38%	1.25%	0.06%	51%	$121,983
Year Ended 12/31/2021	—	$19.32	(7.33% )	1.35% (c)	1.26% (c)	(0.27% )	28%	$194,723
Year Ended 12/31/2020	—	$21.80	33.51%	1.35% (c),(d)	1.27% (c),(d)	(0.18% )	26%	$222,100
Year Ended 12/31/2019	0.00 (f)	$18.89	31.29% (g)	1.34% (c)	1.29% (c)	0.45%	26%	$196,505
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
20
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 1.10% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	1.09%	1.12%
Class 2	1.34	1.37
Class 3	1.215	1.245
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(254,566)	254,566	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
69,821	—	69,821	65,915	79,727,806	79,793,721
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,772,757	—	(31,069,417)	33,534,052
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
217,125,606	51,904,477	(18,370,425)	33,534,052
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(19,872,234)	(11,197,183)	(31,069,417)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $115,530,455 and $119,500,805, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	316,667	5.71	12
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund
24
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 99.4% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case
26
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$1,514,855	$0.06	$6,571,354	$0.26
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 27, 2024.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

30
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
32
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

34
Columbia Variable Portfolio – Emerging Markets Fund  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7007_12_C01_(02/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$1,506,500	$1,486,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$50,000	$50,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$617,300	$693,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2022 and 2023 also include tax fees for foreign tax filings.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$1,224,300	$1,278,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 22, 2024

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 22, 2024